April 29, 2004

Prospectus                                     File under Rule 497(c)
and                                            File Nos. 33-34423 and 811-06087
Application

Salomon Brothers Asset Management

                    o  All Cap Value Fund

                    o  Balanced Fund

                    o  California Tax Free Bond Fund

                    o  Capital Fund

                    o  Cash Management Fund

                    o  High Yield Bond Fund

                    o  Investors Value Fund

 Salomon Brothers   o  Large Cap Growth Fund

                    o  Mid Cap Fund

                    o  National Tax Free Bond Fund

                    o  New York Municipal Money Market Fund

                    o  New York Tax Free Bond Fund

                    o  Short/Intermediate U.S. Government Fund

                    o  Small Cap Growth Fund

                    o  Strategic Bond Fund


-----------------
     SALOMON         The Securities and Exchange Commission has not approved the
-----------------    funds' shares as an investment or determined whether this
    BROTHERS         prospectus is accurate or complete. Any statement to the
-----------------    contrary is a crime.
Asset Management

--------------------------------------------------------------------------------
 CONTENTS

            Fund goals, strategies and risks:

                All Cap Value Fund......................................    2
                Balanced Fund...........................................    5
                California Tax Free Bond Fund...........................    9
                Capital Fund............................................   13
                Cash Management Fund....................................   16
                High Yield Bond Fund....................................   19
                Investors Value Fund....................................   22
                Large Cap Growth Fund...................................   25
                Mid Cap Fund............................................   28
                National Tax Free Bond Fund.............................   31
                New York Municipal Money Market Fund....................   35
                New York Tax Free Bond Fund.............................   39
                Short/Intermediate U.S. Government Fund.................   43
                Small Cap Growth Fund...................................   47
                Strategic Bond Fund.....................................   50
            More on the funds' investments..............................   54
            Management..................................................   61
            Choosing a share class to buy...............................   65
            Buying shares and exchanging shares.........................   72
            Redeeming shares............................................   74
            Other things to know about share transactions...............   76
            Dividends, distributions and taxes..........................   78
            Financial highlights........................................   81

                                ABOUT THE FUNDS

Equity/Blend Funds           Fixed Income Funds           Money Market Funds
------------------           ------------------           ------------------
All Cap Value Fund           California Tax Free          Cash Management Fund
Balanced Fund                Bond Fund                    New York Municipal Money
Capital Fund                 High Yield Bond Fund         Market Fund
Investors Value Fund         National Tax Free
Large Cap Growth Fund        Bond Fund
Mid Cap Fund                 New York Tax Free
Small Cap Growth Fund        Bond Fund
                             Short/Intermediate
                             U.S. Government Fund
                             Strategic Bond Fund

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                     Salomon Brothers Investment Series - 1

--------------------------------------------------------------------------------
 ALL CAP VALUE FUND


 INVESTMENT              As its primary investment objective, the fund seeks
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective. These objectives may be changed without
                         shareholder approval.

-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks and common stock
 STRATEGY                equivalents, such as preferred stocks and securities
                         convertible into common stocks, of companies the manager
                         believes are undervalued in the marketplace. While the
                         manager selects investments primarily for their capital
                         appreciation potential, secondary consideration is given to a company's dividend record and the potential for an
                         improved dividend return. The fund generally invests in
                         securities of large, well-known companies but may also
                         invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes
                         smaller companies offer more attractive value opportunities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager employs a two-step stock selection process in
 MANAGER                 its search for undervalued stocks of temporarily out of
 SELECTS THE             favor companies. First, the manager uses proprietary models
 FUND'S                  and fundamental research to try to identify stocks that are
 INVESTMENTS             underpriced in the market relative to their fundamental
                         value. Next, the manager looks for a positive catalyst in
                         the company's near term outlook which the manager believes will accelerate earnings or improve the value of the
                         company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

                         When evaluating an individual stock, the manager looks for:

                          Low market valuations measured by the manager's valuation
                          models.
                          Positive changes in earnings prospects because of factors
                          such as:
                           New, improved or unique products and services.
                           New or rapidly expanding markets for the company's products.
                           New management.
                           Changes in the economic, financial, regulatory or political environment particularly affecting the company.
                           Effective research, product development and marketing.
                           A business strategy not yet recognized by the marketplace.
-------------------------------------------------------------------------------------

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND
                          Stock prices decline generally or stocks perform poorly
 THIS SECTION             relative to other types of investments.
 SUMMARIZES THE FUND'S    The manager's judgment about the attractiveness, value or
 PRINCIPAL INVESTMENT     potential appreciation of a particular stock or sector
 STRATEGIES AND THE       proves to be incorrect.
 PRINCIPAL RISKS OF       An adverse event, such as negative press reports about a
 INVESTING. SEE 'MORE     company in which the fund invests, depresses the value of
 ON THE FUNDS'            the company's stock.
 INVESTMENTS' BEGINNING   The markets strongly favor growth stocks over stocks with
 ON PAGE 54 OF THIS       value characteristics.
 PROSPECTUS AND THE       Small, medium or large capitalization companies fall out of
 STATEMENT OF             favor with investors.
 ADDITIONAL INFORMATION
 FOR MORE INFORMATION    Compared to mutual funds that focus only on large
 ABOUT THE FUND'S        capitalization companies, the fund's share price may be more
 INVESTMENTS AND THE     volatile because the fund also invests a significant portion
 RISKS OF INVESTING      of its assets in small and medium capitalization companies.

                         Compared to large companies, small and medium capitalization companies are more likely to have:

                          More limited product lines or markets and less mature businesses.
                          Fewer capital resources.
                          More limited management depth and shorter operating histories.

                         Further, securities of small and medium capitalization companies are more likely to:

                          Experience sharper swings in market values.
                          Be harder to sell at times and at prices the manager believes appropriate.
                          Offer greater potential for gains and losses.


                               All Cap Value Fund
                     Salomon Brothers Investment Series - 2

                                                         [BAR GRAPH]

                                         Calendar years ended     Class O Shares
                                             December 31          % Total Return
                                         -------------------      --------------
 PERFORMANCE
 The bar chart indicates the risks of           02                     -29.48
 investing in the fund by showing               03                      39.51
 changes in the fund's performance
 from year to year.

 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 22.96% in 2nd quarter 2003;
 Lowest: (21.86)% in 3rd quarter
 2002.


                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for the calendar year
                                                                                   indicated. Class A, B,
                                                                                   C, and Y shares would
                                                                                   have different
                                                                                   performance because of
                                                                                   their different
                                                                                   expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



--------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                                 Since
                                                                1 Year          Inception*

------------------------------------------------------------------------------------------
 Class O

   Return Before Taxes                                             39.51%         3.19 %

   Return After Taxes on Distributions                             39.48%         3.15 %

   Return After Taxes on Distributions and Sale of Fund            25.68%         2.70 %
   Shares

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                           33.15%        (0.54)%

------------------------------------------------------------------------------------------
 Class C**                                                         37.17%        (0.17)%

 Class A                                                           31.20%        (2.87)%

------------------------------------------------------------------------------------------
 Class Y                                                              n/a         ***

------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
 Russell 3000 Index                                                31.06%         1.83 %

   * The inception date of Class O shares is October 15, 2001, the inception date of
     Class B shares is November 18, 2001; the inception date of Class C shares is
     January 17, 2002; the inception date of Class A shares is January 25, 2002. Returns for the index are for the period beginning on October 15, 2001.


  ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date.
     The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

 *** No Class Y shares were outstanding during the calendar year.




                                                                                             COMPARATIVE
                                                                                             PERFORMANCE
                                                                                             This table compares the
                                                                                             before- and after-tax
                                                                                             average annual total
                                                                                             returns of the fund's
                                                                                             Class O shares for the
                                                                                             periods shown with that
                                                                                             of the Russell 3000
                                                                                             Index ('Index'), a
                                                                                             broad-based unmanaged
                                                                                             index of the 3,000
                                                                                             largest U.S. companies
                                                                                             based on total market
                                                                                             capitalization.
                                                                                             After-tax returns for
                                                                                             all other classes will
                                                                                             vary. After-tax returns
                                                                                             are calculated using
                                                                                             the highest historical
                                                                                             individual federal
                                                                                             marginal income tax
                                                                                             rates and do not
                                                                                             reflect the impact of
                                                                                             state and local taxes.
                                                                                             Actual after-tax
                                                                                             returns depend upon an
                                                                                             individual investor's
                                                                                             tax situation and may
                                                                                             differ from those
                                                                                             shown. After-tax
                                                                                             returns shown are not
                                                                                             relevant to investors
                                                                                             who hold their fund
                                                                                             shares through
                                                                                             tax-deferred
                                                                                             arrangements such as
                                                                                             401(k) plans or
                                                                                             individual retirement
                                                                                             accounts. This table
                                                                                             also compares the
                                                                                             before-tax average
                                                                                             annual total returns of
                                                                                             the other fund classes
                                                                                             with the Index. The
                                                                                             fund's past
                                                                                             performance, before and
                                                                                             after taxes, is not
                                                                                             necessarily an
                                                                                             indication of how the
                                                                                             fund will perform in
                                                                                             the future.



                               All Cap Value Fund
                     Salomon Brothers Investment Series - 3

 FEE TABLE

-------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                   CLASS A   CLASS B   CLASS C   CLASS O    CLASS Y**


 Maximum sales charge on purchases (as a % of   5.75%*     None      None      None       None
 offering price)

 Maximum deferred sales charge on redemptions    None     5.00%     1.00%      None       None
 (as a % of the lower of net asset value at
 purchase or redemption)


-------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

 Management fees                                0.75%     0.75%     0.75%     0.75%      0.75%

-------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fee           0.25%     1.00%     1.00%      None       None


 Other expenses                                 1.57%     1.61%     1.77%     1.39%      1.39%
-------------------------------------------------------------------------------------------------
 Total annual fund operating expenses           2.57%     3.36%     3.52%     2.14%      2.14%


  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.


 **For Class Y shares, 'Other Expenses' have been estimated because no Class Y shares were outstanding during the fund's last fiscal year.

                                                                                                   FEES AND EXPENSES
                                                                                                   This table sets forth
                                                                                                   the fees and expenses
                                                                                                   you will pay if you
                                                                                                   invest in shares of the
                                                                                                   fund.
                                                                                                   Because of voluntary
                                                                                                   waivers and/or
                                                                                                   reimbursements, actual
                                                                                                   total annual fund
                                                                                                   operating expenses for
                                                                                                   the prior year were:

                                                                                                   Class A: 1.50%
                                                                                                   Class B: 2.25%
                                                                                                   Class C: 2.25%
                                                                                                   Class O: 1.25%
                                                                                                   Class Y: 1.25%

                                                                                                   These waivers and/or
                                                                                                   reimbursements may be
                                                                                                   reduced or terminated
                                                                                                   at any time.


--------------------------------------------------------------------------------------------------------------------------

 EXAMPLE


------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                                    $820    $1,329    $1,862      $3,313
------------------------------------------------------------------------------------------------

 Class B (redemption at end of period)                       839     1,333     1,950      3,387*

 Class B (no redemption)                                     339     1,033     1,750      3,387*
------------------------------------------------------------------------------------------------

 Class C (redemption at end of period)                       455     1,080     1,826       3,792

 Class C (no redemption)                                     355     1,080     1,826       3,792
------------------------------------------------------------------------------------------------

 Class O                                                     217       670     1,149       2,472

 Class Y                                                     217       670     1,149       2,472

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period (unless otherwise indicated)

 * Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                                     This example helps you
                                                                                                     compare the cost of
                                                                                                     investing in the fund
                                                                                                     with other mutual
                                                                                                     funds. Your actual cost
                                                                                                     may be higher or lower.

                               All Cap Value Fund
                     Salomon Brothers Investment Series - 4

--------------------------------------------------------------------------------
 BALANCED FUND


 INVESTMENT              As its primary investment objective, the fund seeks to
 OBJECTIVE               obtain above average income (compared to a portfolio
                         invested in equity securities). The fund's secondary
                         objective is to take advantage of opportunities for growth of capital and income. These objectives may be changed
                         without shareholder approval.

-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests in a broad range of equity and fixed income
 INVESTMENT              securities of both U.S. and foreign issuers. The fund varies
 STRATEGY                its allocations between equity and fixed income securities depending on the manager's view of economic and market
                         conditions, fiscal and monetary policy and security values.
                         However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                         CREDIT QUALITY: The fund's investments in non-convertible
                         fixed income securities are primarily investment grade, but the fund may invest up to 20% of its assets in
                         nonconvertible fixed income securities rated below
                         investment grade by a recognized rating agency or in unrated securities of equivalent quality. Securities rated below
                         investment grade are commonly referred to as 'junk bonds.'
                         The fund may invest in convertible securities without limit as to credit quality and amount.

                         MATURITY: The fund's investments in fixed income securities may be of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting stocks for investment, the manager applies a
 MANAGER                 bottom-up analysis, focusing on companies with:
 SELECTS THE
 FUND'S                   Large market capitalizations.
 INVESTMENTS              Favorable dividend yields and price-to-earnings ratios.
                          Stocks that historically have been less volatile than the
                          market as a whole.
                          Strong balance sheets.
                          A catalyst for appreciation and restructuring potential,
                          product innovation or new development.

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector
                         weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to
                         influence economic activity and interest rates. These
                         factors include fundamental economic indicators, Federal
                         Reserve monetary policy and the relative value of the U.S.
                         dollar compared to other currencies. Once the manager
                         determines the preferable portfolio characteristic, the
                         manager selects individual securities based upon the terms of the securities (such as yields compared to U.S.
                         Treasuries or comparable issuers), liquidity and rating, and sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an
                         issuer's:

                          Credit quality taking into account financial condition and profitability.
                          Future capital needs.
                          Potential for change in rating and industry outlook.
                          Management's ability to be competitive in its particular
                          industry.

                                 Balanced Fund
                     Salomon Brothers Investment Series - 5


 PRINCIPAL               While investing in a mix of equity and debt securities can
 RISKS OF                bring added benefits, it may also involve additional risks.
 INVESTING IN            You should note that the fund's manager determines the
 THE FUND                allocation of the fund's assets, and the fund's performance could be adversely affected if the manager's judgment about the relative attractiveness of stocks and bonds proves
                         incorrect. Investors could also lose money in the fund or
                         the fund may not perform as well as other investments if any of the following occurs:

                          U.S. stock markets decline.
                          An adverse event, such as an unfavorable earnings report,
                          negatively affects the stock price of a company in which the fund invests.
                          Large capitalization stocks fall out of favor with
                          investors.
                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         The fund also has risks associated with investing in bonds.
                         The fund could also lose money or underperform other
                         investments if:

                          Interest rates go up, causing the prices of fixed-income
                          securities to decline and reducing the value of the fund's investments.
                          The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its
                          credit rating downgraded.
                          During periods of declining interest rates, the issuer of a security exercises its option to prepay earlier than
                          scheduled, forcing the fund to reinvest in lower yielding
                          securities. This is known as call or prepayment risk.
                          During periods of rising interest rates, the average life of certain types of securities is extended because of slower
                          than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as
                          extension risk.

                          The fund's income could be reduced if interest rates or dividend yields decline.


 THIS SECTION
 SUMMARIZES THE FUND'S
 PRINCIPAL INVESTMENT
 STRATEGIES AND THE
 PRINCIPAL RISKS OF
 INVESTING. SEE 'MORE
 ON THE FUNDS'
 INVESTMENTS' BEGINNING
 ON PAGE 54 OF THIS
 PROSPECTUS AND THE
 STATEMENT OF
 ADDITIONAL INFORMATION
 FOR MORE INFORMATION
 ABOUT THE FUND'S
 INVESTMENTS AND THE
 RISKS OF INVESTING


                                 Balanced Fund
                     Salomon Brothers Investment Series - 6

                                                         [BAR GRAPH]

                                       Calendar years ended       Class A Shares
                                             December 31          % Total Return
                                         --------------------     --------------
 PERFORMANCE
 The bar chart indicates the risks of           1996                     18.33
 investing in the fund by showing               1997                     19.05
 changes in the fund's performance              1998                      6.36
 from year to year.                             1999                      3.21

 Past performance does not                      2000                      7.93
 necessarily indicate how the fund              2001                      0.96
 will perform in the future.                    2002                     -3.32

 QUARTERLY RETURNS: Highest:                    2003                     16.86
 10.03% in 2nd quarter 2003;
 Lowest: (7.72)% in 3rd
 quarter 2002.



                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, C
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



--------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

------------------------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)

                                                                                        Since
                                                                1 year      5 years   Inception*

------------------------------------------------------------------------------------------------
 Class A

    Return Before Taxes                                            10.14%    3.67%       8.13%

    Return After Taxes on Distributions                             8.73%    1.77%       5.98%

    Return After Taxes on Distributions and Sale                    6.63%    1.97%       5.71%
    of Fund Shares

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                           10.94%    3.79%       8.08%
------------------------------------------------------------------------------------------------
 Class C**                                                         14.99%    4.13%       8.10%
 Class O                                                           17.12%    5.15%       9.22%
------------------------------------------------------------------------------------------------
 S&P 500 Stock Index                                               28.67%   (0.57)%     10.05%
 Citigroup Broad Investment Grade Bond Index***                     4.20%    6.61%       7.22%


   *The inception date is September 11, 1995.

  **Effective April 29, 2004, Class 2 shares were renamed Class C shares. On
    February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for
    Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.


 ***The index was formerly called the Salomon Smith Barney Broad Investment Grade
    Bond Index. Index returns are for the period beginning on October 1, 1995.






                                                                                                   COMPARATIVE
                                                                                                   PERFORMANCE
                                                                                                   This table compares the
                                                                                                   before- and after-tax
                                                                                                   average annual total
                                                                                                   returns of the fund's
                                                                                                   Class A shares for the
                                                                                                   periods shown with that
                                                                                                   of the S&P 500 Stock
                                                                                                   Index ('S&P 500
                                                                                                   Index'), a broad-based
                                                                                                   unmanaged index of
                                                                                                   widely held common
                                                                                                   stocks, and the
                                                                                                   Citigroup Broad
                                                                                                   Investment Grade Bond
                                                                                                   Index ('Citigroup Big
                                                                                                   Index'), a broad-based
                                                                                                   unmanaged index of
                                                                                                   corporate bonds.
                                                                                                   After-tax returns for
                                                                                                   all other classes will
                                                                                                   vary. After-tax returns
                                                                                                   are calculated using
                                                                                                   the highest historical
                                                                                                   individual federal
                                                                                                   marginal income tax
                                                                                                   rates and do not
                                                                                                   reflect the impact of
                                                                                                   state and local taxes.
                                                                                                   Actual after-tax
                                                                                                   returns depend upon an
                                                                                                   individual investor's
                                                                                                   tax situation and may
                                                                                                   differ from those
                                                                                                   shown. After-tax
                                                                                                   returns shown are not
                                                                                                   relevant to investors
                                                                                                   who hold their fund
                                                                                                   shares through tax-
                                                                                                   deferred arrangements
                                                                                                   such as 401(k) plans or
                                                                                                   individual retirement
                                                                                                   accounts. This table
                                                                                                   also compares the
                                                                                                   before-tax average
                                                                                                   annual total returns of
                                                                                                   the other fund classes
                                                                                                   with the S&P 500 Index
                                                                                                   and Citigroup Big
                                                                                                   Index. The fund's past
                                                                                                   performance, before and
                                                                                                   after taxes, is not
                                                                                                   necessarily an
                                                                                                   indication of how the
                                                                                                   fund will perform in
                                                                                                   the future.


                                 Balanced Fund
                     Salomon Brothers Investment Series - 7

 FEE TABLE

------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                  CLASS A   CLASS B   CLASS C   CLASS O

 Maximum sales charge on purchases (as a %     5.75%*     None      None      None
 of offering price)


 Maximum deferred sales charge on               None     5.00%     1.00%      None
 redemptions (as a % of the lower of net
 asset value at purchase or redemption)

------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                             0.55%     0.55%     0.55%     0.55%

------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee        0.25%     1.00%     1.00%      None

   Other expenses                              0.47%     0.45%     0.38%     0.31%
------------------------------------------------------------------------------------------
   Total annual fund operating expenses        1.27%     2.00%     1.93%     0.86%


 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower.
  You may buy Class A Shares in amounts of $1,000,000 or more at net asset value
  (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                       FEES AND EXPENSES
                                                                                       This table sets forth
                                                                                       the fees and expenses
                                                                                       you will pay if you
                                                                                       invest in shares of the
                                                                                       fund. Because some of
                                                                                       the fund's expenses
                                                                                       were waived, actual
                                                                                       total operating
                                                                                       expenses for the prior
                                                                                       year were:
                                                                                       Class  A: 0.95%
                                                                                       Class  B: 1.70%
                                                                                       Class  C: 1.70%
                                                                                       Class  O: 0.70%
                                                                                       This waiver may be
                                                                                       reduced or terminated
                                                                                       at any time.

--------------------------------------------------------------------------------------------------------------

 EXAMPLE

------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                            $697      $955     $1,232      $2,021

------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               703       927      1,278       2,051*

 Class B (no redemption)                             203       627      1,078       2,051*

------------------------------------------------------------------------------------------
 Class C (redemption at end of period)               296       606      1,042       2,254

 Class C (no redemption)                             196       606      1,042       2,254

------------------------------------------------------------------------------------------
 Class O                                              88       274        477       1,061

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      You redeem your shares at the end of the period (unless otherwise indicated)


 *Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                                 Balanced Fund
                    Salomon Brothers Investment Series - 8

--------------------------------------------------------------------------------
 CALIFORNIA TAX FREE BOND FUND

 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations that pay interest that is exempt from federal
                         income tax, including the federal alternative minimum tax, and from California personal income taxes. Under normal
                         market conditions, the fund invests at least 80% of its
                         assets in these municipal obligations. Issuers of these
                         obligations are usually located in California, but the
                         obligations can also be issued by Puerto Rico and other U.S.
                         territories. Municipal obligations are debt securities
                         issued by states, cities, towns and other public entities
                         and qualifying issuers. The fund may invest directly in
                         municipal obligations or in participation or other interests in municipal obligations.

                         Subject to this 80% policy, the fund may purchase other
                         municipal obligations whose interest may be subject to
                         California personal income taxes or federal alternative
                         minimum taxes. The fund may also invest in short-term debt securities that pay interest that is subject to both federal and California personal income taxes.

                         The fund may use futures contracts, a common form of
                         derivative, in order to protect (or 'hedge') against changes in interest rates or to manage the maturity or duration of fixed income securities.

                         MATURITY: The fund may invest in bonds with any maturity.
                         However, the fund's dollar-weighted average maturity is
                         normally expected to be in a long-term range (between 10 and
                         30 years). For strategic purposes, however, the fund may
                         invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.
-------------------------------------------------------------------------------------
 HOW THE                 When selecting securities for the fund and managing the
 MANAGER                 portfolio, the manager looks for both income and potential
 SELECTS THE             for gain.
 FUND'S
 INVESTMENTS             The fund is managed by employing a combination of
                         qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions
                         for the United States as a whole, with a particular focus on
                         California. Then the manager compares specific sectors to
                         identify broad segments of the municipal market poised to
                         benefit in this environment. The manager also closely
                         studies the yields and other characteristics of specific
                         issues to identify attractive opportunities. The manager
                         seeks to add value by investing in a range of municipal
                         bonds, representing different market sectors, structures and maturities. The manager uses this same approach when
                         deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the
                         security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.

                         California Tax Free Bond Fund
                     Salomon Brothers Investment Series - 9

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                the fund's income may go down, or the fund may not perform
 INVESTING IN            as well as other investments if any of the following occurs:
 THE FUND
                         Interest rates go up, causing the prices of fixed income
 The fund invests a      securities to decline and reducing the value of the fund's high percentage of its  investments.
 assets in municipal     The issuer of a security owned by the fund defaults on its obligations of issuers  obligation to pay principal and/or interest or has its located in California.  credit rating downgraded.
                         During periods of declining interest rates, the issuer of a
 In addition, the fund   security prepays principal earlier than scheduled, forcing
 is not diversified,     the fund to reinvest in lower yielding securities. This is
 which means that it     known as call or prepayment risk.
 can invest a            During periods of rising interest rates, the average life of
 relatively high         certain types of securities is extended because of fewer
 percentage of its       than expected principal pre-payments. This may lock in a
 assets in the           below market interest rate, increase the securities'
 obligations of a        duration and reduce the value of the security. This is
 limited number of       known as extension risk.
 issuers. As a result,   The fund invests new cash or the proceeds from matured,
 the fund may be         traded or called bonds at market interest rates that are
 adversely affected by   below the portfolio's current earnings rate.
 a particular single     The manager's judgment about the attractiveness, value or
 economic, business,     credit quality of a particular security or sector or
 regulatory or           interest rate trends proves to be incorrect.
 political event and in
 particular, events      You should be aware that California has experienced
 that adversely affect   substantial fiscal difficulties in recent years, is
 issuers in California.  currently experiencing declining revenues and budget
 You should consider     shortfalls and is facing one of the worst fiscal challenges
 the greater risk        in its history. California voters on March 2, 2004 approved
 inherent in these       a $15 billion issue to refinance budget deficits created in policies when compared  prior years. However, California's revenue generation and
 with a more             spending are structurally out of balance leading to a
 diversified mutual      projected budget deficit of $17 billion for the 2004-2005
 fund.                   fiscal year, which must be addressed in the budget process, and without substantial curative measures, likely leading to future substantial budget deficits. The ratings on
 THIS SECTION            California's general obligation bonds were recently reduced,
 SUMMARIZES THE FUND'S   and there could be further downward rate changes in the
 PRINCIPAL INVESTMENT    future. You should also note that these ratings reflect the
 STRATEGIES AND THE      view of the rating agencies as to the credit quality of the
 PRINCIPAL RISKS OF      State of California only, and do not indicate the
 INVESTING. SEE 'MORE    creditworthiness of tax-exempt securities of other municipal
 ON THE FUNDS'           issuers in the state. Local governments in the state may
 INVESTMENTS' BEGINNING  face very severe financial difficulties in 2004 and beyond
 ON PAGE 54 OF THIS      as a result of the deteriorating economy and reduced aid
 PROSPECTUS AND THE      from the State, as the State's budget dilemma puts
 STATEMENT OF            considerable pressure on legislators and government
 ADDITIONAL INFORMATION  officials to reduce the funding of municipalities. These and
 FOR MORE INFORMATION    other factors may affect the market value of municipal
 ABOUT THE FUND'S        obligations held by the fund, the marketability of such
 INVESTMENTS AND THE     obligations, and the ability of the issuers to make the
 RISKS OF INVESTING      required payments of interest and principal resulting in
                         losses to the fund. In addition, if the fund has difficulty finding high quality California municipal obligations to
                         purchase, the amount of the fund's income that is subject to
                         California taxes could increase. More detailed information about the economy of California may be found in the
                         Statement of Additional Information.

                         It is possible that some of the fund's income may be subject to California state and local taxation and federal income or alternative minimum taxation. The fund's capital gains
                         distributions, if any, will also be subject to taxation.


                         California Tax Free Bond Fund
                    Salomon Brothers Investment Series - 10

                                                         [BAR GRAPH]

                                      Calendar years ended        Class A Shares
                                             December 31          % Total Return
                                         --------------------     --------------
 PERFORMANCE

 The bar chart indicates the risks of            1999                    -2.54
 investing in the fund by showing                2000                    14.33
 changes in the fund's performance               2001                     2.83
 from year to year.                              2002                     8.47
 Past performance does not                       2003                     4.40
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 5.56% in 3rd quarter 2002;
 Lowest: (2.97)% in 2nd quarter 1999.

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, C
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

---------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                              SINCE
                                                          1 YEAR   5 YEARS   INCEPTION*

---------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                      0.25%   4.49%       4.58%

   Return After Taxes on Distributions                      0.25%   4.49%       4.58%

   Return After Taxes on Distributions                      1.40%   4.41%       4.49%
   and Sale of Fund Shares

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 Other Classes

 Class B                                                  (1.30)%     n/a       2.58%

---------------------------------------------------------------------------------------
 Class C**                                                  2.86%     n/a       2.71%

 Class O                                                    4.76%     n/a       3.20%

---------------------------------------------------------------------------------------

 Lehman Brothers California 4 Years Plus Index              5.22%   5.75%         ***

   * The inception date for Class A shares is November 2, 1998; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B shares is October 5, 2001, for Class C shares is September 9, 2002 and for Class O shares is October 8, 2002.

  ** Effective April 29, 2004, Class 2 shares were renamed Class C shares.

 *** Information for this period is not available.



                                                                                           COMPARATIVE
                                                                                           PERFORMANCE
                                                                                           This table compares the
                                                                                           before- and after-tax
                                                                                           average annual total
                                                                                           returns of the fund's
                                                                                           Class A shares for the
                                                                                           periods shown with that
                                                                                           of the Lehman Brothers
                                                                                           California 4 Years Plus
                                                                                           Index, a broad-based
                                                                                           unmanaged index of
                                                                                           California municipal
                                                                                           bonds with a maturity
                                                                                           of greater than four
                                                                                           years. After-tax
                                                                                           returns for all other
                                                                                           classes will vary.
                                                                                           After-tax returns are
                                                                                           calculated using the
                                                                                           highest historical
                                                                                           individual federal
                                                                                           marginal income tax
                                                                                           rates and do not
                                                                                           reflect the impact of
                                                                                           state and local taxes.
                                                                                           Actual after-tax
                                                                                           returns depend upon an
                                                                                           individual investor's
                                                                                           tax situation and may
                                                                                           differ from those
                                                                                           shown. After-tax
                                                                                           returns shown are not
                                                                                           relevant to investors
                                                                                           who hold their fund
                                                                                           shares through
                                                                                           tax-deferred
                                                                                           arrangements such as
                                                                                           401(k) plans or
                                                                                           individual retirement
                                                                                           accounts. This table
                                                                                           also compares the
                                                                                           before-tax average
                                                                                           annual total returns of
                                                                                           the other fund classes
                                                                                           with the Lehman
                                                                                           Brothers California 4
                                                                                           Years Plus Index. The
                                                                                           fund's past
                                                                                           performance, before and
                                                                                           after taxes, is not
                                                                                           necessarily an
                                                                                           indication of how the
                                                                                           fund will perform in
                                                                                           the future.

                         California Tax Free Bond Fund
                    Salomon Brothers Investment Series - 11

 FEE TABLE

----------------------------------------------------------------------------------------

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS C   CLASS O

 Maximum sales charge on purchases (as a % of      4.00%*      None      None       None
 offering price)

 Maximum deferred sales charge on redemptions (as   None      5.00%     1.00%       None
 a % of the lower of net asset value at purchase
 or redemption)


----------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                  0.50%     0.50%     0.50%      0.50%

----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     0.75%       None


   Other expenses                                   0.65%     0.61%     0.64%      0.56%

----------------------------------------------------------------------------------------
   Total annual fund operating expenses             1.40%     2.11%     1.89%      1.06%

  *If you buy Class A shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but, if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses may
                                                                                              be waived or
                                                                                              reimbursed, actual
                                                                                              total operating
                                                                                              expenses are expected
                                                                                              to be:
                                                                                              Class  A: 0.80%
                                                                                              Class  B: 1.55%
                                                                                              Class  C: 1.30%
                                                                                              Class  O: 0.55%

                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------

 EXAMPLE

------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                            $537      $825     $1,135      $2,013

------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               714       961      1,334       2,176*

 Class B (no redemption)                             214       661      1,134       2,176*

------------------------------------------------------------------------------------------
 Class C (redemption at end of period)               292       594      1,021       2,212

 Class C (no redemption)                             192       594      1,021       2,212

------------------------------------------------------------------------------------------
 Class O                                             108       337        585       1,294

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      You redeem your shares at the end of the period (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.


                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                         California Tax Free Bond Fund
                    Salomon Brothers Investment Series - 12

--------------------------------------------------------------------------------
 CAPITAL FUND

 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of U.S.
 STRATEGY                companies. These companies typically range in size from
                         established large capitalization companies to medium size
                         companies. However, the fund may also invest in small
                         capitalization companies including those at the beginning of their life cycles.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager seeks to identify those
 FUND'S                  companies which offer the greatest potential for capital
 INVESTMENTS             appreciation through careful fundamental analysis of each
                         company and its financial characteristics. The manager
                         evaluates companies of all sizes but emphasizes those with market capitalizations above $1 billion.

                         In selecting individual companies for investment, the manager looks for the following:

                          Security prices which appear to undervalue the company's
                          assets or do not adequately reflect factors such as
                          favorable industry trends, lack of investor recognition or the short-term nature of earnings declines.
                          Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's securities.
                          Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may
                          enhance future earnings.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments,
 THE FUND                if any of the following occurs:


 THIS SECTION             U.S. stock markets decline or stocks perform poorly relative
 SUMMARIZES THE FUND'S    to other types of investments.
 PRINCIPAL INVESTMENT     An adverse event, such as negative press reports about a
 STRATEGIES AND THE       company in the fund's portfolio, depresses the value of the
 PRINCIPAL RISKS OF       company's securities.
 INVESTING. SEE 'MORE     The manager's judgment about the attractiveness, relative
 ON THE FUNDS'            value or potential appreciation of a particular sector or
 INVESTMENTS' BEGINNING   security proves to be incorrect.
 ON PAGE 54 OF THIS       There is greater volatility of share price because of the
 PROSPECTUS AND THE       fund's ability to invest in small and medium capitalization
 STATEMENT                companies. Investing in small and medium capitalization
 OF ADDITIONAL            companies involves a substantial risk of loss.
 INFORMATION FOR MORE     Compared to large capitalization companies, small and medium
 INFORMATION ABOUT THE    capitalization companies and the market for their
 FUND'S INVESTMENTS AND   securities are more likely to:
 THE RISKS OF INVESTING   Be more sensitive to changes in earnings results and
                           investor expectations.
                           Have more limited product lines, capital resources and
                           management depth.
                           Experience sharper swings in market values.
                           Be harder to sell at the times and prices the manager
                           believes appropriate.
                           Offer greater potential for gain and loss.

                         The fund is not diversified, which means that it is
                         permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified
                         may magnify the fund's losses from events affecting a
                         particular issuer. However, the manager seeks to diversify the fund's investments across industries, which may help
                         reduce this risk.

                                  Capital Fund
                    Salomon Brothers Investment Series - 13

                                                         [BAR GRAPH]

                                      Calendar years ended        Class O Shares
                                             December 31          % Total Return
                                         --------------------     --------------
 PERFORMANCE

 The bar chart indicates the risks of          1994                     -14.16
 investing in the fund by showing              1995                      34.88
 changes in the fund's performance             1996                      33.34
 from year to year.                            1997                      26.76
                                               1998                      23.83
 Past performance does not                     1999                      23.44
 necessarily indicate how the fund             2000                      19.20
 will perform in the future.                   2001                       2.00
                                               2002                     -24.26
 QUARTERLY RETURNS: Highest:                   2003                      44.34
 22.50% in 4th quarter 1998;
 Lowest: (23.75)% in 3rd
 quarter 2002.

                                                                                  TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and C shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses and
                                                                                   sales charges. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges
                                                                                   which would reduce your
                                                                                   return.


----------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

--------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                                   Since
                                                    1 Year   5 Years   10 Years   Inception*

--------------------------------------------------------------------------------------------
 Class O

   Return Before Taxes                              44.34%   10.41%     14.80%         n/a

   Return After Taxes on Distributions              44.12%    8.33%     10.92%         n/a

   Return After Taxes on Distributions              28.78%    7.85%     10.54%         n/a
   and Sale of Fund Shares

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Other Classes

 Class A                                            35.49%    8.72%        n/a      14.01%
--------------------------------------------------------------------------------------------
 Class B                                            37.48%    8.87%        n/a      14.07%
 Class C*                                           41.52%    9.14%        n/a      14.07%
--------------------------------------------------------------------------------------------
 Class Y                                            44.40%      n/a        n/a       1.33%

 Russell 3000 Index                                 31.06%    0.37%     10.78%         n/a

  * The inception date for Class O shares is December 17, 1976. The inception date for
    Class A, B and C shares is November 1, 1996. The inception date for Class Y shares is
    January 31, 2001.
 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2,
    2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.





                                                                                               COMPARATIVE
                                                                                               PERFORMANCE
                                                                                               This table compares the
                                                                                               before- and after-tax
                                                                                               average annual total
                                                                                               returns of the fund's
                                                                                               Class O shares for the
                                                                                               periods shown with that
                                                                                               of the Russell 3000
                                                                                               Index, a broad-based
                                                                                               unmanaged
                                                                                               capitalization-weighted
                                                                                               index of large
                                                                                               capitalization
                                                                                               companies. After-tax
                                                                                               returns for all other
                                                                                               classes will vary.
                                                                                               After-tax returns are
                                                                                               calculated using the
                                                                                               highest historical
                                                                                               individual federal
                                                                                               marginal income tax
                                                                                               rates and do not
                                                                                               reflect the impact of
                                                                                               state and local taxes.
                                                                                               Actual after-tax
                                                                                               returns depend upon an
                                                                                               individual investor's
                                                                                               tax situation and may
                                                                                               differ from those
                                                                                               shown. After-tax
                                                                                               returns shown are not
                                                                                               relevant to investors
                                                                                               who hold their fund
                                                                                               shares through
                                                                                               tax-deferred
                                                                                               arrangements such as
                                                                                               401(k) plans or
                                                                                               individual retirement
                                                                                               accounts. This table
                                                                                               also compares the
                                                                                               before-tax average
                                                                                               annual total returns of
                                                                                               the other fund classes
                                                                                               with the Russell 3000
                                                                                               Index. The fund's past
                                                                                               performance, before and
                                                                                               after taxes, is not
                                                                                               necessarily an
                                                                                               indication of how the
                                                                                               fund will perform in
                                                                                               the future.


                                  Capital Fund
                    Salomon Brothers Investment Series - 14

 FEE TABLE

---------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                               CLASS A   CLASS B   CLASS C   CLASS O      CLASS Y

 Maximum sales charge on purchases          5.75%*     None      None       None         None
 (as a % of offering price)

 Maximum deferred sales charge on            None     5.00%     1.00%       None         None
 redemptions (as a % of the lower of net
 asset value at purchase or redemption)

---------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees**                        0.58%     0.58%     0.58%      0.58%        0.58%

---------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee     0.25%     1.00%     1.00%       None         None

   Other expenses                           0.25%     0.36%     0.34%      0.07%        0.05%

---------------------------------------------------------------------------------------------
   Total annual fund operating expenses     1.08%     1.94%     1.92%      0.65%        0.63%

  *If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 **The fund has a management fee schedule that reduces the fee payable on assets in excess of
   $100 million as follows: 1.00% on assets up to $100 million, 0.75% on assets between $100 million and $200 million, 0.625% on assets between $200 million and $400 million and 0.50%
   on assets over $400 million.

                                                                                                 FEES AND EXPENSES
                                                                                                 This table sets forth
                                                                                                 the fees and expenses
                                                                                                 you will pay if you
                                                                                                 invest in shares of the
                                                                                                 fund.

------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                              $679     $899     $1,136      $1,816
------------------------------------------------------------------------------------------

 Class B (redemption at end of period)                 697      909      1,247       1,936*

 Class B (no redemption)                               197      609      1,047       1,936*
------------------------------------------------------------------------------------------

 Class C (redemption at end of period)                 295      603      1,037       2,243

 Class C (no redemption)                               195      603      1,037       2,243
------------------------------------------------------------------------------------------

 Class O                                                66      208        362         810

 Class Y                                                64      202        351         786

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period (unless otherwise indicated)

 * Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.


                                  Capital Fund
                    Salomon Brothers Investment Series - 15

--------------------------------------------------------------------------------
 CASH MANAGEMENT FUND

 INVESTMENT              The fund seeks as high a level of current income as is
 OBJECTIVE               consistent with liquidity and stability of principal.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund is a money market fund that invests in high
 INVESTMENT              quality, U.S. dollar denominated short-term debt securities.
 STRATEGY                The fund may invest in all types of money market instruments including U.S. government securities, short-term debt
                         securities, commercial paper, variable rate demand notes,
                         certificates of deposit, bankers' acceptances,
                         mortgage-backed and asset-backed securities, repurchase
                         agreements and fixed time deposits. While the fund invests primarily in securities of U.S. issuers, the fund may also invest in U.S. dollar denominated obligations of foreign
                         governmental and corporate issuers. The debt instruments in which the fund invests may have fixed or variable rates of interest. The fund normally maintains at least 25% of its
                         assets in bank obligations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having, or that are deemed to have, remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------
 HOW THE MANAGER         In selecting investments for the fund, the manager looks
 SELECTS THE FUND'S      for:
 INVESTMENTS
                          Eligible issuers with the most desirable credit quality.
                          The best relative values based on an analysis of yield,
                          price, interest rate sensitivity and credit quality.
                          Maturities consistent with the manager's outlook for
                          interest rates.
-------------------------------------------------------------------------------------

 PRINCIPAL RISKS
 OF INVESTING IN
 THE FUND

 There is no
 assurance that
 the fund
 will be able
 to maintain a
 stable net asset
 value of $1.00
 per share.

 THIS SECTION
 SUMMARIZES THE FUND'S
 PRINCIPAL INVESTMENT
 STRATEGIES AND THE
 PRINCIPAL RISKS OF
 INVESTING. SEE 'MORE
 ON THE FUNDS'
 INVESTMENTS' BEGINNING
 ON PAGE 54 OF THIS
 PROSPECTUS AND THE
 STATEMENT OF
 ADDITIONAL INFORMATION
 FOR MORE INFORMATION
 ABOUT THE FUND'S
 INVESTMENTS AND THE
 RISKS OF INVESTING

                         An investment in the fund is not insured or guaranteed by
                         the FDIC or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per
                         share, it is possible to lose money by investing in the
                         fund, or the fund could underperform other similar money
                         market funds if any of the following occurs:

                          Interest rates rise sharply.
                          An issuer or guarantor of the fund's securities defaults, or has its credit rating downgraded.
                          The manager's judgment about the relative value, credit
                          quality or income potential of a particular security or the direction or timing of interest rate changes proves to be
                          incorrect.

                          The value of the fund's foreign securities goes down because of unfavorable government actions, economic conditions or
                          political instability.

                         Investing in high quality, short-term instruments may result in a lower yield than investing in lower quality or
                         longer-term investments. When interest rates are very low, as they have been recently, the fund's expenses could absorb all or a significant portion of the fund's income. Over
                         time, a money market fund is likely to underperform other
                         fixed income or equity investment options.


                              Cash Management Fund
                    Salomon Brothers Investment Series - 16

                                                         [BAR GRAPH]

                                      Calendar years ended        Class O Shares
                                             December 31          % Total Return
                                         --------------------     --------------
 PERFORMANCE
 The bar chart indicates the risks of           1994                    3.88
 investing in the fund by showing               1995                    5.60
 changes in the fund's performance              1996                    5.07
 from year to year.                             1997                    5.22
                                                1998                    5.15
 Past performance does not                      1999                    4.79
 necessarily indicate how the fund              2000                    6.03
 will perform in the future.                    2001                    3.59
                                                2002                    1.30
 QUARTERLY RETURNS: Highest:                    2003                    0.66
 1.54% in 3rd quarter 2000;
 Lowest: 0.14% in 4th quarter 2003.

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and C shares may have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses.


----------------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

---------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)

 Class                     Inception Date      1 Year      5 Years      10 Years          Since Inception

---------------------------------------------------------------------------------------------------------
 Class A                       2/1/95          0.68%        3.26%         n/a                4.06%

 Class B                       2/1/95          0.68%        3.26%         n/a                4.05%

---------------------------------------------------------------------------------------------------------
 Class C*                      2/1/95          0.68%        3.25%         n/a                4.04%

 Class O                      10/2/90          0.68%        3.26%        4.12%                n/a

 The fund's 7-day yield as of December 31, 2003 was 0.58%.

 * Effective April 29, 2004, Class 2 shares were renamed Class C shares.

                                                                                                       COMPARATIVE
                                                                                                       PERFORMANCE
                                                                                                       The table indicates the
                                                                                                       average annual total
                                                                                                       returns of each class
                                                                                                       for the periods shown.

----------------------------------------------------------------------------------------------------------------------------------

 FEE TABLE

------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS C   CLASS O


 Maximum sales charge on purchases (as a % of        None      None      None        None
 offering price)

 Maximum deferred sales charge on redemptions (as    None      None      None        None
 a % of the lower of net asset value at purchase
 or redemption)


-----------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                  0.20%     0.20%     0.20%       0.20%

-----------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee              None      None      None        None


   Other expenses                                   0.52%     0.61%     0.63%       1.76%

-----------------------------------------------------------------------------------------------
   Total annual fund operating expenses             0.72%     0.81%     0.83%       1.96%



                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund. Because some of
                                                                                             the fund's expenses
                                                                                             were waived or
                                                                                             reimbursed, actual
                                                                                             total operating
                                                                                             expenses for the prior
                                                                                             year were:
                                                                                             Class  A: 0.55%
                                                                                             Class  B: 0.55%
                                                                                             Class  C: 0.55%
                                                                                             Class  O: 0.55%

                                                                                             This waiver may be
                                                                                             reduced or terminated
                                                                                             at any time.

                              Cash Management Fund
                    Salomon Brothers Investment Series - 17

 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                              $ 74     $230     $  401      $  894

-------------------------------------------------------------------------------------------
 Class B                                                83      259        450         964*

 Class C                                               185      265        460       1,025

-------------------------------------------------------------------------------------------
 Class O                                               199      615      1,057       2,285

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period

 *Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

                              Cash Management Fund
                    Salomon Brothers Investment Series - 18

--------------------------------------------------------------------------------

 HIGH YIELD BOND FUND


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.

-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high yield bonds issued by
 INVESTMENT              U.S. and foreign corporations and foreign governments and
 STRATEGY                their agencies and instrumentalities. Under normal
                         circumstances, the fund invests at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental
                         issuers to 35% of its assets.

                         CREDIT QUALITY: High yield bonds are rated below investment grade by a recognized rating agency or, if unrated, of
                         equivalent quality as determined by the manager. Below
                         investment grade securities are commonly referred to as
                         'junk bonds.'

                         MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may
                         invest in individual securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and credit analysis. The
 SELECTS THE             manager then selects those individual securities that appear
 FUND'S                  to be most undervalued and to offer the highest potential
 INVESTMENTS             returns relative to the amount of credit, interest rate,
                         liquidity and other risk presented by these securities. The manager allocates the fund's investments across a broad
                         range of issuers and industries, which can help to reduce
                         risk.

                         In evaluating the issuer's creditworthiness, the manager employs fundamental analysis and considers the following factors:

                          The strength of the issuer's financial resources.
                          The issuer's sensitivity to economic conditions and trends.
                          The issuer's operating history.
                          The experience and track record of the issuer's management or political leadership.
-------------------------------------------------------------------------------------
                         Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

                          The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                          credit rating downgraded.
                          Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio.

                          The manager's judgment about the attractiveness, value or
                          credit quality of a particular security or sector or about interest rate trends, proves to be incorrect.

                          During periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                          During periods of rising interest rates, the average life of certain types of securities is extended because of slower
                          than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as
                          extension risk.
                          During periods of low interest rates, the fund's income may decrease.

                         High yield securities are considered speculative and, compared to investment grade securities, tend to have:

                          More volatile prices and increased price sensitivity to
                          changing interest rates and to adverse economic and business developments.
                          Greater risk of loss due to default or declining credit
                          quality.
                          Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                          Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

                         In addition, investing in foreign issuers, including
                         emerging market issuers, may involve additional risks
                         compared to investing in the securities of U.S. issuers.
                         Some of these risks do not apply to larger, more developed countries.



 PRINCIPAL
 RISKS OF
 INVESTING IN
 THE FUND

 Investments in
 high yield
 securities
 involve a
 substantial risk
 of loss.

 THIS SECTION
 SUMMARIZES THE FUND'S
 PRINCIPAL INVESTMENT
 STRATEGIES AND THE
 PRINCIPAL RISKS
 OF INVESTING.
 SEE 'MORE ON
 THE FUNDS'
 INVESTMENTS' BEGINNING
 ON PAGE 54 OF THIS
 PROSPECTUS AND THE
 STATEMENT OF
 ADDITIONAL INFORMATION
 FOR MORE INFORMATION
 ABOUT THE FUND'S
 INVESTMENTS AND THE
 RISKS OF INVESTING


                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 19

                                                         [BAR GRAPH]

                                       Calendar year ended        Class A Shares
                                             December 31          % Total Return
                                         -------------------      --------------

 PERFORMANCE
 The bar chart indicates the risks of           1996                    21.92
 investing in the fund by showing               1997                    13.03
 changes in the fund's performance              1998                    -7.05
 from year to year.                             1999                     7.03
                                                2000                    -3.59
 Past performance does not                      2001                     4.21
 necessarily indicate how the fund              2002                     6.42
 will perform in the future.                    2003                    23.83

 QUARTERLY RETURNS: Highest:
 8.47% in 4th quarter 2002;
 Lowest: (13.26)% in 3rd quarter
 1998.
                                                                                  TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, C O
                                                                                   and Y shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


----------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

-----------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                           Since
                                                      1 Year    5 Years   Inception*

-----------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                 18.27%     6.23%       8.27%

   Return After Taxes on Distributions                 15.13%     2.02%       3.91%

   Return After Taxes on Distributions                 11.69%     2.56%       4.26%
   and Sale of Fund Shares

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 Other Classes

 Class B                                               17.91%     6.44%       8.03%

-----------------------------------------------------------------------------------
 Class C**                                             22.36%     6.71%       8.18%

 Class O                                               24.41%     7.60%       9.14%

-----------------------------------------------------------------------------------
 Class Y***                                              ***       ***         ***

-----------------------------------------------------------------------------------

 Citigroup High-Yield Market Index****                 30.62%     5.41%       8.11%

    *The inception date is February 22, 1995 for Class A, B, C and O shares and
     April 2, 2003 for Class Y shares.

   **Effective April 29, 2004, Class 2 shares were renamed Class C shares.

  ***Class Y shares were not outstanding for a full calendar year.

 ****The index was formerly called the Salomon Smith Barney High-Yield Market Index.
     Returns for the index are for the period beginning on March 1, 1995.



                                                                                         COMPARATIVE
                                                                                         PERFORMANCE
                                                                                         This table compares the
                                                                                         before- and after-tax
                                                                                         average annual total
                                                                                         returns of the fund's
                                                                                         Class A shares for the
                                                                                         periods shown with that
                                                                                         of the Citigroup
                                                                                         High-Yield Market Index
                                                                                         ('Citigroup Index'), a
                                                                                         broad-based unmanaged
                                                                                         index of high yield
                                                                                         securities. After-tax
                                                                                         returns for all other
                                                                                         classes will vary.
                                                                                         After-tax returns are
                                                                                         calculated using the
                                                                                         highest historical
                                                                                         individual federal
                                                                                         marginal income tax
                                                                                         rates and do not
                                                                                         reflect the impact of
                                                                                         state and local taxes.
                                                                                         Actual after-tax
                                                                                         returns depend upon an
                                                                                         individual investor's
                                                                                         tax situation and may
                                                                                         differ from those
                                                                                         shown. After-tax
                                                                                         returns shown are not
                                                                                         relevant to investors
                                                                                         who hold their fund
                                                                                         shares through
                                                                                         tax-deferred
                                                                                         arrangements such as
                                                                                         401(k) plans or
                                                                                         individual retirement
                                                                                         accounts. This table
                                                                                         also compares the
                                                                                         before-tax average
                                                                                         annual total returns of
                                                                                         the other fund classes
                                                                                         with the Citigroup
                                                                                         Index. The fund's past
                                                                                         performance, before and
                                                                                         after taxes, is not
                                                                                         necessarily an
                                                                                         indication of how the
                                                                                         fund will perform in
                                                                                         the future.


                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 20

 FEE TABLE

-------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                    CLASS A   CLASS B   CLASS C   CLASS O   CLASS Y


 Maximum sales charge on purchases               4.50%*    None      None      None         None
 (as a % of offering price)

 Maximum deferred sales charge on redemptions    None      5.00%     1.00%     None         None
 (as a % of the lower of net asset value at
 purchase or redemption)


-------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND
 AS A % OF NET ASSETS)

   Management fees                               0.75%     0.75%     0.75%     0.75%        0.75%

-------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee          0.25%     1.00%     0.75%     None       None


   Other expenses                                0.25%     0.26%     0.21%     0.11%        0.13%

-------------------------------------------------------------------------------------------------
   Total annual fund operating expenses          1.25%     2.01%     1.71%     0.86%        0.88%


  *If you buy Class A Shares in amounts of $25,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                                      FEES AND
                                                                                                      EXPENSES
                                                                                                      This table
                                                                                                      sets forth
                                                                                                      the fees
                                                                                                      and
                                                                                                      expenses
                                                                                                      you will
                                                                                                      pay if you
                                                                                                      invest in
                                                                                                      shares of
                                                                                                      the fund.

-------------------------------------------------------------------------------------------------

 EXAMPLE

----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                          $572      $829     $1,105      $1,893

----------------------------------------------------------------------------------------
 Class B (redemption at end of period)             704       930      1,283       2,050*

 Class B (no redemption)                           204       630      1,083       2,050*

----------------------------------------------------------------------------------------
 Class C (redemption at end of period)             274       539        928       2,019

 Class C (no redemption)                           174       539        928       2,019

----------------------------------------------------------------------------------------
 Class O                                            88       274        477       1,061

 Class Y                                            90       281        488       1,084

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                            This example helps you
                                                                                            compare the cost of
                                                                                            investing in the fund
                                                                                            with other mutual
                                                                                            funds. Your actual cost
                                                                                            may be higher or lower.

                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 21

--------------------------------------------------------------------------------
 INVESTORS VALUE FUND

 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks of established
 STRATEGY                U.S. companies. The fund may also invest in other equity
                         securities. To a lesser degree, the fund may invest in debt securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager focuses on established
 FUND'S                  large capitalization companies (over $5 billion in market
 INVESTMENTS             capitalization), seeking to identify those companies with
                         favorable valuations and attractive growth potential. The
                         manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

                         In selecting individual companies for investment, the manager looks for:

                          Share prices that appear to be temporarily oversold or do
                          not reflect positive company developments.
                          Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.
                          Special situations including corporate events, changes in
                          management, regulatory changes or turnaround situations.
                          Company specific items such as competitive market position, competitive products and services, experienced management
                          team and stable financial condition.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other
 THE FUND                investments, if any of the following occurs:

 THIS SECTION             Stock prices decline or perform poorly relative to other
 SUMMARIZES THE FUND'S    types of investments.
 PRINCIPAL INVESTMENT     An adverse event, such as an unfavorable earnings report,
 STRATEGIES AND THE       negatively affects the stock price of a company in which the
 PRINCIPAL RISKS          fund invests.
 OF INVESTING.            Large capitalization stocks or value investing falls out of
 SEE 'MORE ON             favor with investors.
 THE FUNDS'               The manager's judgment about the attractiveness, growth
 INVESTMENTS' BEGINNING   prospects or potential appreciation of a particular sector
 ON PAGE 54 OF THIS       or stock proves to be incorrect.
 PROSPECTUS AND THE
 STATEMENT OF
 ADDITIONAL INFORMATION
 FOR MORE INFORMATION
 ABOUT THE FUND'S
 INVESTMENTS AND THE
 RISKS OF INVESTING


                              Investors Value Fund
                    Salomon Brothers Investment Series - 22

                                                         [BAR GRAPH]

                                       Calendar years ended       Class O Shares
                                             December 31          % Total Return
                                         -------------------      --------------
 PERFORMANCE
 The bar chart indicates the risks of           1994                    -1.26
 investing in the fund by showing               1995                    35.39
 changes in the fund's performance              1996                    30.56
 from year to year.                             1997                    26.47
                                                1998                    15.44
 Past performance does not                      1999                    11.73
 necessarily indicate how the fund              2000                    15.24
 will perform in the future.                    2001                    -4.17
                                                2002                   -21.57
 QUARTERLY RETURNS: Highest:                    2003                    32.01
 19.87% in 2nd quarter 2003;
 Lowest: (20.16)% in 3rd quarter
 2002.

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B,
                                                                                   C and Y shares would
                                                                                   have different
                                                                                   performance because of
                                                                                   their different
                                                                                   expenses and sales
                                                                                   charges.



----------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

-------------------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                                    Since
                                                   1 year   5 years   10 years   Inception*

-------------------------------------------------------------------------------------------
 Class O

  Return Before Taxes                              32.01%     5.02%    12.53%       n/a

  Return After Taxes on Distributions              31.26%     2.96%     9.53%       n/a

  Return After Taxes on Distributions and Sale of  20.74%     3.38%     9.39%       n/a
  Fund Shares

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 Other Classes

 Class A                                           23.99%    3.51%      n/a          13.18%
-------------------------------------------------------------------------------------------

 Class B                                           25.52%    3.57%      n/a          13.03%
 Class C**                                         29.54%    3.93%      n/a          13.07%
 Class Y                                           32.10%      n/a      n/a           0.66%

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 S&P 500 Index                                     28.67%    (0.57)%   11.06%       n/a

  * The inception date for Class O shares is December 31, 1988. The inception date for
    Class A, B and C shares is January 3, 1995. The inception date for Class Y shares is
    July 16, 2001.

 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2,
    2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.



                                                                                               COMPARATIVE
                                                                                               PERFORMANCE
                                                                                               This table compares the
                                                                                               before- and after-tax
                                                                                               average annual total
                                                                                               returns of the fund's
                                                                                               Class O shares for the
                                                                                               periods shown with that
                                                                                               of the S&P 500 Index, a
                                                                                               broad-based unmanaged
                                                                                               index of widely held
                                                                                               common stocks.
                                                                                               After-tax returns for
                                                                                               all other classes will
                                                                                               vary. After-tax returns
                                                                                               are calculated using
                                                                                               the highest historical
                                                                                               individual federal
                                                                                               marginal income tax
                                                                                               rates and do not
                                                                                               reflect the impact of
                                                                                               state and local taxes.
                                                                                               Actual after-tax
                                                                                               returns depend upon an
                                                                                               individual investor's
                                                                                               tax situation and may
                                                                                               differ from those
                                                                                               shown. After-tax
                                                                                               returns shown are not
                                                                                               relevant to investors
                                                                                               who hold their fund
                                                                                               shares through tax-
                                                                                               deferred arrangements
                                                                                               such as 401(k) plans or
                                                                                               individual retirement
                                                                                               accounts. This table
                                                                                               also compares the
                                                                                               before-tax average
                                                                                               annual total returns of
                                                                                               the other fund classes
                                                                                               with the S&P 500 Index.
                                                                                               The fund's past
                                                                                               performance, before and
                                                                                               after taxes, is not
                                                                                               necessarily an
                                                                                               indication of how the
                                                                                               fund will perform in
                                                                                               the future.


                              Investors Value Fund
                    Salomon Brothers Investment Series - 23

 FEE TABLE

-------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS C   CLASS O   CLASS Y

 Maximum sales charge on purchases (as a % of      5.75%*     None      None      None      None
 offering price)

 Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None      None
 (as a % of the lower of net asset value at
 purchase or redemption)

-------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                 0.53%     0.53%     0.53%     0.53%     0.53%

-------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None

   Other expenses                                  0.18%     0.30%     0.26%     0.14%     0.13%
-------------------------------------------------------------------------------------------------
   Total annual fund operating expenses            0.96%     1.83%     1.79%     0.67%     0.66%


  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 **The fund has a management fee schedule that reduces the base fee payable on assets in excess of $350 million as follows: 0.65% on assets up to $350 million, 0.55% on assets between $350 million and $500 million, 0.525% on assets between $500 million and $750 million and 0.50% on assets between $750 million and $1 billion and 0.45% on assets over $1 billion. In addition to the base fee, the fee increases or decreases based on the performance of the fund as compared to the S&P 500 Index.

                                                                                                    FEES AND EXPENSES
                                                                                                    This table sets forth
                                                                                                    the fees and expenses
                                                                                                    you will pay if you
                                                                                                    invest in shares of the
                                                                                                    fund.

---------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-----------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be

 Class A                                            $667      $863     $1,075      $1,685
-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               686       876      1,190       1,812*
 Class B (no redemption)                             186       576        990       1,812*
-----------------------------------------------------------------------------------------
 Class C (redemption at end of period)               282       563        970       2,105
 Class C (no redemption)                             182       563        970       2,105
-----------------------------------------------------------------------------------------
 Class O                                              68       214        373         835
 Class Y                                              67       211        368         822

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                              Investors Value Fund
                    Salomon Brothers Investment Series - 24

--------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND


 INVESTMENT              The fund seeks long-term growth of capital. This objective
 OBJECTIVE               may be changed without shareholder approval.

-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity securities of U.S.
 INVESTMENT              large capitalization issuers. Under normal circumstances,
 STRATEGY                the fund invests at least 80% of its assets in these
                         securities and related investments. The fund considers large capitalization issuers to be issuers that, at the time of
                         purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United
                         States equity market.

                         The fund's equity securities consist primarily of common
                         stocks. The fund may also invest in preferred stocks,
                         warrants and securities convertible into common stocks. The fund may invest up to 15% of its assets in securities of
                         foreign issuers.
-------------------------------------------------------------------------------------

 HOW THE                 The manager seeks to create a diversified portfolio of well
 SUBADVISER              established large capitalization companies with a proven
 SELECTS THE             track record of consistent, above average earnings and
 FUND'S                  revenue growth, solid prospects for continued superior
 INVESTMENTS             growth, and an effective management team committed to these goals.

                         The manager incorporates quantitative analysis, multi-factor screens and models, as well as fundamental stock research to identify high quality, large companies that exhibit the
                         potential for sustainable growth. In selecting individual
                         companies for investment, the manager screens companies on the following factors:

                          Earnings per share growth.
                          Earnings per share growth consistency.
                          Sales growth.
                          Return on shareholder equity.
                          Strength of balance sheet.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:

 THIS SECTION             Stock prices decline or perform poorly relative to other
 SUMMARIZES THE FUND'S    types of investments.
 PRINCIPAL INVESTMENT     An adverse event, such as an unfavorable earnings report,
 STRATEGIES AND THE       negatively affects the stock price of a company in which the
 PRINCIPAL RISKS OF       fund invests.
 INVESTING. SEE 'MORE     Large capitalization stocks or growth stocks fall out of
 ON THE FUNDS'            favor with investors.
 INVESTMENTS' BEGINNING   The manager's judgment about the attractiveness, growth
 ON PAGE 54 OF THIS       prospects or potential appreciation of a particular sector
 PROSPECTUS AND THE       or stock proves to be incorrect.
 STATEMENT OF
 ADDITIONAL INFORMATION  The market prices of companies believed to have good
 FOR MORE INFORMATION    prospects for revenues and earnings growth tend to reflect
 ABOUT THE FUND'S        those expectations. When it appears those expectations will
 INVESTMENTS AND THE     not be met, the prices of these securities typically fall.
 RISKS OF INVESTING


                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 25

                                                         [BAR GRAPH]

                                     Calendar years ended         Class A Shares
                                             December 31          % Total Return
                                         -------------------      --------------

 PERFORMANCE
 The bar chart indicates the risks of          2000                     -15.99
 investing in the fund by showing              2001                     -12.27
 changes in the fund's performance             2002                     -25.43
 from year to year.                            2003                      21.37


 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 11.08% in 4th quarter 2001;
 Lowest: (17.53)% in 2nd
 quarter 2002.

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, C
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE
 CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

-----------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                          Since
                                                               1 Year    Inception*

-----------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                          14.46%    (8.08)%

   Return After Taxes on Distributions                          14.46%    (8.10)%

   Return After Taxes on Distributions and
   Sale of Fund Shares                                           9.40%    (6.73)%

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 Other Classes

 Class B                                                        15.57%    (7.69)%
-----------------------------------------------------------------------------------
 Class C**                                                      19.53%    (7.44)%
 Class O                                                        21.80%    (6.81)%
-----------------------------------------------------------------------------------

 S&P 500 Index                                                  28.67%    (2.12)%
 Russell 1000 Growth Index***                                   29.75%    (6.64)%

  * The inception date for Class A, B and C shares is October 25, 1999; the inception date for Class O shares is October 26, 1999. Returns for the indices are for the period beginning on October 25, 1999.

 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On
    February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

*** Effective March 1, 2004, the Russell 1000 Growth Index has been adopted as the performance benchmark for the fund because the manager believes that this benchmark more closely matches the fund's investment universe.



                                                                                     COMPARATIVE
                                                                                     PERFORMANCE
                                                                                     This table compares the
                                                                                     before- and after-tax
                                                                                     average annual total
                                                                                     returns of the fund's
                                                                                     Class A shares for the
                                                                                     periods shown with that
                                                                                     of the S&P 500 Index, a
                                                                                     broad-based unmanaged
                                                                                     index of widely held
                                                                                     common stocks and the
                                                                                     Russell 1000 Growth
                                                                                     Index, a broad-based
                                                                                     unmanaged index
                                                                                     representing the
                                                                                     large-cap growth
                                                                                     segment of the U.S.
                                                                                     equity universe.
                                                                                     After-tax returns for
                                                                                     all other classes will
                                                                                     vary. After-tax returns
                                                                                     are calculated using
                                                                                     the highest historical
                                                                                     individual federal
                                                                                     marginal income tax
                                                                                     rates and do not
                                                                                     reflect the impact of
                                                                                     state and local taxes.
                                                                                     Actual after-tax
                                                                                     returns depend upon an
                                                                                     individual investor's
                                                                                     tax situation and may
                                                                                     differ from those
                                                                                     shown. After-tax
                                                                                     returns shown are not
                                                                                     relevant to investors
                                                                                     who hold their fund
                                                                                     shares through
                                                                                     tax-deferred
                                                                                     arrangements such as
                                                                                     401(k) plans or
                                                                                     individual retirement
                                                                                     accounts. This table
                                                                                     also compares the
                                                                                     before-tax average
                                                                                     annual total returns of
                                                                                     the other fund classes
                                                                                     with the S&P 500 Index
                                                                                     and the Russell 1000
                                                                                     Growth Index. The
                                                                                     fund's past
                                                                                     performance, before and
                                                                                     after taxes, is not
                                                                                     necessarily an
                                                                                     indication of how the
                                                                                     fund will perform in
                                                                                     the future.


                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 26

FEE TABLE

--------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                           CLASS A   CLASS B   CLASS C   CLASS O

 Maximum sales charge on purchases (as a % of           5.75%*     None      None       None
 offering price)

 Maximum deferred sales charge on redemptions (as a %    None     5.00%     1.00%       None
 of the lower of net asset value at purchase or
 redemption)

--------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees**                                    0.70%     0.70%     0.70%      0.70%

--------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee                 0.25%     1.00%     1.00%       None

   Other expenses                                       2.16%     2.21%     2.26%      2.58%

--------------------------------------------------------------------------------------------
   Total annual fund operating expenses**               3.11%     3.91%     3.96%      3.28%

  * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 ** Effective March 1, 2004, the fund's management fee was reduced from 0.75% to 0.70% of average daily net assets. The Fee Table above has been restated to reflect the lower fee.

                                                                                                  FEES AND EXPENSES
                                                                                                  This table sets forth
                                                                                                  the fees and expenses
                                                                                                  you will pay if you
                                                                                                  invest in shares of the
                                                                                                  fund. Because some of
                                                                                                  the fund's expenses
                                                                                                  were waived or
                                                                                                  reimbursed, actual
                                                                                                  total operating
                                                                                                  expenses for the prior
                                                                                                  year were:
                                                                                                  Class A: 1.45%
                                                                                                  Class B: 2.20%
                                                                                                  Class C: 2.20%
                                                                                                  Class O: 1.20%

                                                                                                  These waivers and/or
                                                                                                  reimbursements may be
                                                                                                  reduced or terminated
                                                                                                  at any time.

-------------------------------------------------------------------------------------------------------------------------


EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                            $871     $1,480    $2,111      $3,799

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               893      1,492     2,209       3,879*

 Class B (no redemption)                             393      1,192     2,009       3,879*

-----------------------------------------------------------------------------------------
 Class C (redemption at end of period)               498      1,207     2,032       4,172

 Class C (no redemption)                             398      1,207     2,032       4,172

-----------------------------------------------------------------------------------------
 Class O                                             331      1,010     1,712       3,576

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      You redeem your shares at the end of the period (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 27

--------------------------------------------------------------------------------
 MID CAP FUND

 INVESTMENT              The fund seeks long-term growth of capital. This objective
 OBJECTIVE               may be changed without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of medium
 STRATEGY                sized companies. Under normal circumstances, the fund
                         invests at least 80% of its assets in these securities and related investments. A company is considered medium sized if its market capitalization at the time of purchase is within the range of the market capitalizations of companies in the
                         S&P MidCap 400 Index (the 'Index'), an index of medium
                         capitalization stocks, although the company is not required to be included in the Index. As of March 31, 2004, the Index included companies with market capitalizations between
                         $413.2 million and $11.8 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The fund's equity securities may include
                         common stocks, securities convertible into common stocks,
                         preferred stocks and warrants.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes medium sized U.S. companies with good
 MANAGER                 prospects for revenue and earnings growth that meet the
 SELECTS THE             manager's valuation criteria. In selecting investments, the
 FUND'S                  manager looks for issuers that are among the leaders in
 INVESTMENTS             their industries.

                         The manager generally uses a 'bottom-up' approach when
                         selecting securities for the fund. This means that the
                         manager looks primarily at individual companies against the context of broader market forces.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND
                          Stock prices decline generally or stocks perform poorly
 THIS SECTION             relative to other types of investments.
 SUMMARIZES THE FUND'S    Medium capitalization stocks or growth stocks fall out of
 PRINCIPAL INVESTMENT     favor with investors.
 STRATEGIES AND THE       Recession or adverse economic trends adversely affect the
 PRINCIPAL RISKS OF       earnings or financial condition of companies in which the
 INVESTING. SEE 'MORE     fund invests.
 ON THE FUNDS'            The manager's judgment about the attractiveness, growth
 INVESTMENTS' BEGINNING   prospects or potential appreciation of a particular stock or
 ON PAGE 54 OF THIS       sector proves to be incorrect.
 PROSPECTUS AND THE       There is greater volatility of share price because of the
 STATEMENT OF             fund's focus on medium sized companies.
 ADDITIONAL INFORMATION
 FOR MORE INFORMATION    Compared to large cap companies, medium sized companies and
 ABOUT THE FUND'S        the market for their equity securities are more likely to:
 INVESTMENTS AND THE      Have more limited product lines, capital resources and
 RISKS OF INVESTING       management depth.
                          Experience sharper swings in market values.
                          Be harder to sell at the times and prices the manager
                          believes appropriate.

                         The market prices of companies believed to have good
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.


                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 28

 PERFORMANCE
 The fund was organized in September 2001, and the information in the bar chart and table prior to that date is based on the performance of the fund's predecessor, the Common Stock Fund, which transferred its portfolio securities to the fund when the fund commenced operations in exchange for Class O shares of the fund. The Common
 Stock Fund was a subtrust of The Collective Trust for Citibank's Business and Professional Retirement Plan,
 which was a collective trust managed by Citibank, N.A. (an affiliate of the fund's investment manager) since the trust's inception. The fund is managed in a manner that is in all material respects equivalent to the management of the Common Stock Fund. The total returns in the bar chart and the table have been adjusted to reflect the estimated total annual operating expenses of the share class indicated.

 The Common Stock Fund was not subject to certain investment limitations, diversification requirements and other requirements under the Investment Company Act of 1940 and the Internal Revenue Code that the fund is subject to, which, had they applied, might have adversely affected performance.

                                                         [BAR GRAPH]

                                         Calendar years ended     Class A Shares
                                             December 31          % Total Return
                                         -------------------      --------------
 The bar chart indicates the risks of           1994                -7.26          TOTAL RETURN
 investing in the fund by showing               1995                31.89          The bar chart shows the
 changes in the fund's performance              1996                19.24          performance of the
 from year to year.                             1997                32.84          fund's Class A shares
                                                1998                14.54          and its predecessor
 Past performance does not                      1999                28.47          fund for each of the
 necessarily indicate how the fund              2000                26.30          calendar years
 will perform in the future.                    2001                -6.87          indicated. Class B, C
                                                2002               -19.98          and O shares would have
 QUARTERLY RETURNS:                             2003                28.15          different performance
 Highest: 26.16% in                                                                because of their
 4th quarter 1999;                                                                 different expenses. The
 Lowest: (18.00)% in 3rd quarter                                                   performance information
 1998.                                                                             in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.

----------------------------------------------------------------------------------------------------------


 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

--------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)*

                                                         1 Year    5 Years    10 Years

--------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                    20.78%     7.85%     12.47%

   Return After Taxes on Distributions                    20.78%        **         **

   Return After Taxes on Distributions                    13.51%        **         **
   and Sale of Fund Shares

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 Other Classes

 Class B                                                  22.18%     8.08%     12.32%

--------------------------------------------------------------------------------------
 Class C***                                               26.15%       n/a      1.06%

 Class O                                                  28.65%     9.58%     13.61%
--------------------------------------------------------------------------------------

 S&P MidCap 400 Index                                     35.62%     9.21%     13.93%

  * Total returns for periods prior to class inception are based on the performance of other classes and for periods prior to September, 2001 are based on the performance of the fund's predecessor, the Common Stock Fund, each as adjusted to reflect the estimated total operating expenses and sales charges of the applicable class of the fund.

 ** After tax information for the 5 and 10 year periods is not provided because those periods reflect the performance of the fund's predecessor, the Common Stock Fund, which was subject to different tax treatment.

*** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On
    February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.



                                                                                          COMPARATIVE PERFORMANCE
                                                                                          This table compares the
                                                                                          before- and after-tax
                                                                                          average annual total
                                                                                          returns of the fund's
                                                                                          Class A shares for the
                                                                                          periods shown with that
                                                                                          of the S&P MidCap 400
                                                                                          Index, a broad-based
                                                                                          unmanaged
                                                                                          capitalization-
                                                                                          weighted index of
                                                                                          medium capitalization
                                                                                          stocks. After-tax
                                                                                          returns for all other
                                                                                          classes vary. After-tax
                                                                                          returns are calculated
                                                                                          using the highest
                                                                                          historical individual
                                                                                          federal marginal income
                                                                                          tax rates and do not
                                                                                          reflect the impact of
                                                                                          state and local taxes.
                                                                                          Actual after-tax
                                                                                          returns depend upon an
                                                                                          individual investor's
                                                                                          tax situation and may
                                                                                          differ from those
                                                                                          shown. After-tax
                                                                                          returns shown are not
                                                                                          relevant to investors
                                                                                          who hold their fund
                                                                                          shares through tax-
                                                                                          deferred arrangements
                                                                                          such as 401(k) plans or
                                                                                          individual retirement
                                                                                          accounts. This table
                                                                                          also compares the
                                                                                          before-tax average
                                                                                          annual total returns of
                                                                                          the other fund classes
                                                                                          with the S&P
                                                                                          MidCap 400 Index. The
                                                                                          fund's past
                                                                                          performance, before and
                                                                                          after taxes, is not
                                                                                          necessarily an
                                                                                          indication of how the
                                                                                          fund will perform in
                                                                                          the future.

                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 29

 FEE TABLE

--------------------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS C   CLASS O

 Maximum sales charge on purchases (as a % of      5.75%*     None      None       None
 offering price)

 Maximum deferred sales charge on redemptions       None     5.00%     1.00%       None
 (as a % of the lower of net asset value at
 purchase or redemption)
----------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES
 (PAID BY THE FUND AS A % OF NET ASSETS)


   Management fees                                 0.75%     0.75%     0.75%      0.75%

----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%       None


   Other expenses                                  0.60%     0.58%     0.60%      0.58%

----------------------------------------------------------------------------------------
   Total annual fund operating expenses            1.60%     2.33%     2.35%      1.33%

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund. Because of
                                                                                             voluntary waivers
                                                                                             and/or reimbursements,
                                                                                             actual total annual
                                                                                             fund operating expenses
                                                                                             are expected to be:

                                                                                             Class A: 1.50%
                                                                                             Class B: 2.25%
                                                                                             Class C: 2.25%
                                                                                             Class O: 1.08%

                                                                                             These waivers and/or
                                                                                             reimbursements may be
                                                                                             reduced or terminated
                                                                                             at any time.

--------------------------------------------------------------------------------------------------------------------

 EXAMPLE

---------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                          $728     $1,051    $1,396      $2,366

---------------------------------------------------------------------------------------
 Class B (redemption at end of period)             736      1,027     1,445       2,398*

 Class B (no redemption)                           236        727     1,245       2,398*

---------------------------------------------------------------------------------------
 Class C (redemption at end of period)             338        733     1,255       2,686

 Class C (no redemption)                           238        733     1,255       2,686

---------------------------------------------------------------------------------------
 Class O                                           135        421       729       1,601

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      You redeem your shares at the end of the period
                      (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.

                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 30

--------------------------------------------------------------------------------
 NATIONAL TAX FREE BOND FUND

 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations issued by a variety of states and localities
                         that pay interest that is exempt from federal income taxes, including the federal alternative minimum tax. These
                         obligations may include obligations of Puerto Rico and other
                         U.S. territories. Under normal market conditions, the fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal
                         income taxes, including the federal alternative minimum tax.
                         Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying
                         issuers. The fund may invest directly in municipal
                         obligations or in participation or other interests in
                         municipal obligations.

                         Subject to the 80% policy, the fund may also invest in
                         municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. Although the fund seeks to minimize risk by
                         investing in municipal securities from a number of different states and localities, the fund may, from time to time,
                         invest over 25% of its assets in municipal securities from one state or region. The fund may also invest in short-term debt securities that pay interest that is subject to federal personal income taxes.

                         The fund may use futures contracts, a common form of
                         derivative, in order to protect (or 'hedge') against changes in interest rates or to manage the maturity or duration of fixed income securities.

                         MATURITY: The fund may invest in obligations with any
                         maturity. However, the fund's dollar-weighted average
                         maturity is normally expected to be in a long-term range
                         (between 10 and 30 years). For strategic purposes, however, the fund may invest so that the dollar-weighted average
                         maturity of the securities held by the fund is under 10
                         years.
-------------------------------------------------------------------------------------
 HOW THE                 When selecting securities for the fund and managing the
 MANAGER                 portfolio, the manager looks for both income and potential
 SELECTS THE             for gain.
 FUND'S
 INVESTMENTS             The fund is managed using a combination of qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast
                         and analysis of general economic conditions throughout the
                         United States. Then the manager compares specific regions
                         and sectors to identify broad segments of the municipal
                         market poised to benefit in this environment. The manager
                         also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The
                         manager uses a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The manager uses this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the
                         manager believes that better opportunities exist or that the security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.

                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 31

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                the fund's income may go down, or the fund may not perform
 INVESTING IN            as well as other investments if any of the following occurs:
 THE FUND
                          Interest rates go up, causing the prices of fixed income
 The fund is not          securities to decline and reducing the value of the fund's
 diversified, which       investments.
 means that it can        The issuer of a security owned by the fund defaults on its
 invest a relatively      obligations to pay principal and/or interest or has its
 high percentage of its   credit rating downgraded.
 assets in the            During periods of declining interest rates, the issuer of a
 obligations of a         security prepays principal earlier than scheduled, forcing
 limited number of        the fund to reinvest in lower yielding securities. This is
 issuers, including       known as call or prepayment risk.
 issuers that derive      During periods of rising interest rates, the average life of
 income from similar      certain types of securities is extended because of fewer
 projects or that are     than expected principal prepayments. This may lock in a
 otherwise related. As    below market interest rate, increase the securities'
 a result, many           duration and reduce the value of a security. This is known
 securities held by the   as extension risk.
 fund may be adversely    The fund invests new cash or the proceeds from matured,
 affected by a            traded or called bonds at market interest rates that are
 particular single        below the portfolio's current earnings rate.
 economic, business,      The manager's judgment about the attractiveness, value or
 regulatory or            credit quality of a particular security, sector or interest
 political event. You     rate trends proves to be incorrect.
 should consider the
 greater risk inherent   The national economy and the economies of many of the states in these policies when  have experienced downturns with decreasing revenues and
 compared with a more    budget shortfalls. Local governments are experiencing
 diversified mutual      difficulties as states facing declining revenues and in some
 fund.                   cases reduced federal aid have in turn curtailed aid to
                         local governments. These and other factors may affect the
                         market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of
                         municipal issuers to make timely payments of interest and
                         principal.

                         Some of the fund's income distributions may be subject to
                         federal income or alternative minimum taxes. Generally, the fund's income distributions will be subject to applicable
                         state and local taxes. The fund's capital gains
                         distributions, if any, will also be subject to taxation.

THIS SECTION
SUMMARIZES THE
FUND'S PRINCIPAL
INVESTMENT
STRATEGIES AND THE
PRINCIPAL RISKS OF
INVESTING. SEE
"MORE ON THE
FUNDS'
INVESTMENTS"
BEGINNING ON
PAGE 54 OF THIS
PROSPECTUS AND
THE STATEMENT OF
ADDITIONAL
INFORMATION FOR
MORE INFORMATION
ABOUT THE FUND'S
INVESTMENTS AND
THE RISKS OF
INVESTING

                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 32

                                                         [BAR GRAPH]

                                       Calendar years ended       Class A Shares
                                             December 31          % Total Return
                                         -------------------      --------------
 PERFORMANCE

 The bar chart indicates the risks of           1996                     3.31
 investing in the fund by showing               1997                    11.45
 changes in the fund's performance              1998                    10.05
 from year to year.                             1999                    -3.86
                                                2000                    12.10
 Past performance does not                      2001                     3.39
 necessarily indicate how the fund              2002                    10.41
 will perform in the future.                    2003                     5.07

 QUARTERLY RETURNS:
 Highest: 5.42% in 3rd
 quarter 2002;
 Lowest: (2.59)% in
 2nd quarter 1999.
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, C
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

----------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                               Since
                                                          1 Year    5 Years   Inception*

----------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                      0.88%    4.41%       6.46%

   Return After Taxes on Distributions                      0.88%    4.40%       6.45%

   Return After Taxes on Distributions                      1.92%    4.37%       6.24%
   and Sale of Fund Shares

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 Other Classes

 Class B                                                  (0.65)%    n/a         3.95%

----------------------------------------------------------------------------------------
 Class C**                                                  3.53%    n/a         5.74%

 Class O                                                    5.48%    n/a         6.57%

----------------------------------------------------------------------------------------

 Lehman Brothers Municipal 4 Years Plus Bond Index          5.81%    6.04%         ***

  * The inception date for Class A shares is August 17, 1995; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B shares is October 12, 2001; the inception date for
    Class C and O shares is November 19, 2001.

 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares.

*** The total return of the Lehman Brothers Municipal 4 Years Plus Bond Index since the inception of Class A shares is unavailable.



                                                                                            COMPARATIVE
                                                                                            PERFORMANCE
                                                                                            This table compares the
                                                                                            before- and after-tax
                                                                                            average annual total
                                                                                            returns of the fund's
                                                                                            Class A shares for the
                                                                                            periods shown with that
                                                                                            of the Lehman Brothers
                                                                                            Municipal 4 Years Plus
                                                                                            Bond Index, a
                                                                                            broad-based unmanaged
                                                                                            index of municipal
                                                                                            bonds with a maturity
                                                                                            of greater than four
                                                                                            years. After-tax
                                                                                            returns for all other
                                                                                            classes will vary.
                                                                                            After-tax returns are
                                                                                            calculated using the
                                                                                            highest historical
                                                                                            individual federal
                                                                                            marginal income tax
                                                                                            rates and do not
                                                                                            reflect the impact of
                                                                                            state and local taxes.
                                                                                            Actual after-tax
                                                                                            returns depend upon an
                                                                                            individual investor's
                                                                                            tax situation and may
                                                                                            differ from those
                                                                                            shown. After-tax
                                                                                            returns shown are not
                                                                                            relevant to investors
                                                                                            who hold their fund
                                                                                            shares through
                                                                                            tax-deferred
                                                                                            arrangements such as
                                                                                            401(k) plans or
                                                                                            individual retirement
                                                                                            accounts. This table
                                                                                            also compares the
                                                                                            before-tax average
                                                                                            annual total returns of
                                                                                            the other fund classes
                                                                                            with the Lehman
                                                                                            Brothers Municipal
                                                                                            4 Years Plus Bond
                                                                                            Index. The fund's past
                                                                                            performance, before and
                                                                                            after taxes, is not
                                                                                            necessarily an
                                                                                            indication of how the
                                                                                            fund will perform in
                                                                                            the future.


                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 33

 FEE TABLE

---------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                   CLASS A     CLASS B   CLASS C   CLASS O

 Maximum sales charge on purchases (as a % of    4.00%*      None      None       None
 offering price)

 Maximum deferred sales charge on redemptions     None      5.00%     1.00%       None
 (as a % of the lower of net asset value at
 purchase or redemption)

---------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)


   Management fees                               0.50%      0.50%     0.50%      0.50%

---------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee          0.25%      1.00%     0.75%       None


   Other expenses                                0.35%      0.35%     0.35%      0.35%

---------------------------------------------------------------------------------------
   Total annual fund operating expenses          1.10%      1.85%     1.60%      0.85%

  *If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower.
   You may buy Class A shares in amounts of $1,000,000 or more at net asset value
   (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                            FEES AND EXPENSES
                                                                                            This table sets forth
                                                                                            the fees and expenses
                                                                                            you will pay if you
                                                                                            invest in shares of the
                                                                                            fund. Because some of
                                                                                            the fund's expenses
                                                                                            were waived or
                                                                                            reimbursed, actual
                                                                                            total operating
                                                                                            expenses for the prior
                                                                                            year were:
                                                                                             Class  A: 0.75%
                                                                                             Class  B: 1.50%
                                                                                             Class  C: 1.25%
                                                                                             Class  O: 0.50%

                                                                                            These waivers and/or
                                                                                            reimbursements may be
                                                                                            reduced or terminated
                                                                                            at any time.

---------------------------------------------------------------------------------------


 EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES            1 YEAR      3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                          $508       $736     $  982      $1,687

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)             688        882      1,201       1,881*

 Class B (no redemption)                           188        582      1,001       1,881*

-----------------------------------------------------------------------------------------
 Class C (redemption at end of period)             263        505        871       1,900

 Class C (no redemption)                           163        505        871       1,900

-----------------------------------------------------------------------------------------
 Class O                                            87        271        471       1,049

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5%
                      return is required by the SEC for this example and is not a prediction of future performance)
                      You redeem your shares at the end of the period (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.

                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 34

--------------------------------------------------------------------------------
 NEW YORK MUNICIPAL MONEY MARKET FUND

 INVESTMENT              The fund seeks as high a level of current income exempt from
 OBJECTIVE               regular federal income tax and New York State and New York
                         City personal income taxes as is consistent with liquidity and the stability of principal.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high quality, short-term 'New
 INVESTMENT              York municipal securities,' which are debt obligations
 STRATEGY                issued by the State of New York and its political
                         subdivisions, agencies and public authorities (or certain
                         other governmental issuers such as Puerto Rico, the Virgin
                         Islands, and Guam). Under normal circumstances, the fund
                         invests at least 80% of its assets in these obligations. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal
                         income taxes, but may be subject to the federal alternative minimum tax. The interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation. Subject to its 80% policy, the fund may invest up to 20% of its assets in securities that pay interest which is not exempt from New York State or New York City personal income tax or federal income tax.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------

 HOW THE
 MANAGER
 SELECTS THE
 FUND'S
 INVESTMENTS
                         The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

                          Uses fundamental credit analysis to estimate the relative
                          value and attractiveness of various opportunities in the New
                          York municipal bond market.
                          Identifies eligible issuers with the most desirable credit quality.
                          Trades between general obligations and revenue bonds and
                          among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent
                          relative values.
                          Considers a security's maturity in light of the outlook for the issuer and its sector and interest rates.

                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 35

                         An investment in the fund is not insured or guaranteed by
                         the FDIC or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per
                         share, it is possible to lose money by investing in the
                         fund, or the fund could underperform as well as other
                         similar money market funds if any of the following occurs:

                          Interest rates rise sharply.
                          An issuer or guarantor of the fund's securities defaults or has its credit rating downgraded.
                          New federal or state legislation adversely affects the
                          tax-exempt status of securities held by the fund or the
                          financial ability of the municipalities to repay these
                          obligations.
                          The manager's judgment about the relative value, credit
                          quality or income potential of a particular security or the direction or timing of interest rate changes proves to be
                          incorrect.

                         Investing in high quality, short-term instruments may result in a lower yield than investing in lower quality or
                         longer-term investments. When interest rates are very low, as they have been recently, the fund's expenses could absorb all or a significant portion of the fund's income.

                         You should be aware that New York has experienced
                         difficulties in recent years and, despite recent
                         improvement, is experiencing slow growth, stagnant revenues and budget shortfalls. If these trends continue, the ratings of New York's general obligation bonds could be downgraded.
                         Tax collections have increased modestly, but budget deficits have also been predicted for the 2003-2004 fiscal year.
                         Local governments in the state, including New York City, may face severe financial difficulties in 2004 and beyond as a result of the lagging New York economy, which continues to grow at a slower rate than the national average and reduced aid from the State. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the
                         issuers to make the required payments of interest and
                         principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality New York
                         municipal obligations to purchase, the amount of the fund's income that is subject to New York taxes could increase.
                         More detailed information about the economy of New York may be found in the Statement of Additional Information.

                         It is possible that some of the fund's income may be subject to New York state and local taxation and federal income or alternative minimum taxation. The fund's capital gains
                         distributions, if any, will also be subject to taxation.

 PRINCIPAL
 RISKS OF
 INVESTING IN
 THE FUND

 There is no assurance
 that the fund will be
 able to maintain a
 stable net asset value
 of $1.00 per share.

 The fund invests a
 high percentage of its
 assets in municipal
 obligations of issuers
 located in New York.
 In addition, the fund
 is not diversified,
 which means that it
 can invest a
 relatively high
 percentage of its
 assets in the
 obligations of a
 limited number of
 issuers. As a result,
 the fund may be
 adversely affected by
 a particular single
 economic, business,
 regulatory or
 political event and in
 particular, events
 that adversely affect
 issuers in New York.
 You should consider
 the greater risk
 inherent in these
 policies when compared
 with a more
 diversified mutual
 fund.




 THIS SECTION
 SUMMARIZES THE FUND'S
 PRINCIPAL INVESTMENT
 STRATEGIES AND THE
 PRINCIPAL RISKS OF
 INVESTING. SEE 'MORE
 ON THE FUNDS'
 INVESTMENTS' BEGINNING
 ON PAGE 54 OF THIS
 PROSPECTUS AND THE
 STATEMENT OF
 ADDITIONAL INFORMATION
 FOR MORE INFORMATION
 ABOUT THE FUND'S
 INVESTMENTS AND THE
 RISKS OF INVESTING


                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 36

                                                         [BAR GRAPH]

                                       Calendar years ended       Class O Shares
                                             December 31          % Total Return
                                         -------------------      --------------
 PERFORMANCE
 The bar chart indicates the risks of          1994                      2.68
 investing in the fund by showing              1995                      3.73
 changes in the fund's performance             1996                      3.30
 from year to year.                            1997                      3.45
                                               1998                      3.20
 Past performance does not                     1999                      2.93
 necessarily indicate how the fund             2000                      3.79
 will perform in the future.                   2001                      2.50
                                               2002                      1.20
 QUARTERLY RETURNS: Highest:                   2003                      0.65
 1.00% in 4th quarter 2000;
 Lowest: 0.11% in 3rd quarter 2003.
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and C shares may have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses.


-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

-----------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)

 Class           Inception Date     1 Year         5 Years     10 Years   Since Inception

-----------------------------------------------------------------------------------------
 Class A            11/1/96          0.65%          2.21%        n/a           2.54%

 Class B*             n/a             n/a            n/a         n/a            n/a

-----------------------------------------------------------------------------------------
 Class C'D'**       11/1/96          0.65%           n/a         n/a           0.96%

 Class O            10/2/90          0.65%          2.21%       2.74%           n/a

 The fund's 7-day yield as of December 31, 2003 was 0.71%.

 'D' Effective April 29, 2004, Class 2 shares were renamed Class C shares.

  *  No Class B shares were outstanding during the calendar year ended December 31, 2003.

  ** Performance begins on November 21, 2001 (for explanation see footnote* to financial highlights).
                                                                                            COMPARATIVE PERFORMANCE
                                                                                            The table indicates the
                                                                                            average annual total
                                                                                            returns of each class
                                                                                            for the periods shown.

-------------------------------------------------------------------------------------------------------------------


 FEE TABLE

----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS C   CLASS O

 Maximum sales charge on purchases (as a % of       None      None      None        None
 offering price)

 Maximum deferred sales charge on redemptions       None      None      None        None
 (as a % of the lower of net asset value at
 purchase or redemption)

----------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)


 Management fees                                   0.20%     0.20%     0.20%       0.20%

----------------------------------------------------------------------------------------
 Distribution and service (12b-1) fee               None      None      None        None


 Other expenses                                    0.23%     0.23%     0.26%       0.26%

----------------------------------------------------------------------------------------
 Total annual fund operating expenses              0.43%     0.43%     0.46%       0.46%

 * For Class B shares, other expenses and total fund operating expenses are based on expenses incurred by Class A shares because Class B shares were fully redeemed as of
   November 2, 2001.



                                                                                            FEES AND EXPENSES
                                                                                            This table sets forth
                                                                                            the fees and expenses
                                                                                            you will pay if you
                                                                                            invest in shares of the
                                                                                            fund.

                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 37

 EXAMPLE

-------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $44      $138      $241        $542

-------------------------------------------------------------------------------------------
 Class B                                               44       138       241         542*

 Class C                                               47       148       258         579

-------------------------------------------------------------------------------------------
 Class O                                               47       148       258         579

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      You redeem your shares at the end of the period

 *Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 38

--------------------------------------------------------------------------------
 NEW YORK TAX FREE BOND FUND

 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations that pay interest that is exempt from federal
                         income tax, including the federal alternative minimum tax, and from New York State and New York City personal income
                         tax. Under normal market conditions, the fund invests at
                         least 80% of its assets in these municipal obligations.
                         Issuers of these obligations are usually located in New
                         York, but the obligations can also be issued by Puerto Rico and other U.S. territories. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The fund may invest
                         directly in municipal obligations or in participation or
                         other interests in municipal obligations.

                         Subject to this 80% policy, the fund may purchase other
                         municipal obligations. The interest on these securities may be subject to New York State or New York City personal
                         income taxes or federal alternative minimum taxes. The fund may also invest in short-term debt securities that pay
                         interest that is subject to federal as well as New York
                         State and New York City personal income taxes.

                         The fund may use futures contracts, a common form of
                         derivative, in order to protect (or 'hedge') against changes in interest rates or to manage the maturity or duration of fixed income securities.

                         MATURITY: The fund may invest in bonds with any maturity.
                         However, the fund's dollar-weighted average maturity is
                         normally expected to be in a long-term range (between 10 and
                         30 years). For strategic purposes, however, the fund may
                         invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.
-------------------------------------------------------------------------------------
 HOW THE MANAGER         When selecting securities for the fund and managing the
 SELECTS THE FUND'S      portfolio, the manager looks for both income and potential
 INVESTMENTS             for gain.

                         The fund is managed with a combination of qualitative and
                         quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast
                         and analysis of general economic conditions for the United
                         States as a whole, with a particular focus on the New York area. The manager compares specific sectors to identify
                         broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the
                         yields and other characteristics of specific issues to
                         identify attractive opportunities. The manager seeks to add value by investing in a range of municipal bonds,
                         representing different market sectors, structures and
                         maturities. The manager uses this same approach when
                         deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the
                         security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.

                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 39

 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   the fund's income may go down, or the fund may not perform as well as other investments if any of the following occurs:
 The fund invests a
 high percentage of its   Interest rates go up, causing the prices of fixed income
 assets in municipal      securities to decline and reducing the value of the fund's
 obligations of issuers   investments.
 located in New York.     The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
 In addition, the fund    credit rating downgraded.
 is not diversified,      During periods of declining interest rates, the issuer of a
 which means that it      security prepays principal earlier than scheduled, forcing
 can invest a             the fund to reinvest in lower yielding securities. This is
 relatively high          known as call or prepayment risk.
 percentage of its        During periods of rising interest rates, the average life of
 assets in the            certain types of securities is extended because of fewer
 obligations of a         than expected principal prepayments. This may lock in a
 limited number of        below market interest rate, increase the securities'
 issuers. As a result,    duration and reduce the value of a security. This is known
 the fund may be          as extension risk.
 adversely affected by    The fund invests new cash or the proceeds from matured,
 a particular single      traded or called bonds at market interest rates that are
 economic, business,      below the portfolio's current earnings rate.
 regulatory or            The manager's judgment about the attractiveness, value or
 political event and in   credit quality of a particular security, sector or interest
 particular, events       rate trends proves to be incorrect.
 that adversely affect   You should be aware that New York has experienced
 issuers in New York.    difficulties in recent years and, despite recent
 You should consider     improvement, is experiencing slow growth, stagnant revenues
 the greater risk        and budget shortfalls. If these trends continue, the ratings
 inherent in these       of New York's general obligation bonds could be downgraded.
 policies when compared  Tax collections have increased modestly, but budget deficits
 with a more             have also been predicted for the 2003-2004 fiscal year.
 diversified mutual      Local governments in the state, including New York City, may
 fund.                   face severe financial difficulties in 2004 and beyond as a result of the lagging New York economy, which continues to
 THIS SECTION            grow at a slower rate than the national average and reduced
 SUMMARIZES THE FUND'S   aid from the State. These and other factors may affect the
 PRINCIPAL INVESTMENT    market value of municipal obligations held by the fund, the
 STRATEGIES AND THE      marketability of such obligations, and the ability of the
 PRINCIPAL RISKS OF      issuers to make the required payments of interest and
 INVESTING. SEE 'MORE    principal resulting in losses to the fund. In addition, if
 ON THE FUNDS'           the fund has difficulty finding high quality New York
 INVESTMENTS' BEGINNING  municipal obligations to purchase, the amount of the fund's
 ON PAGE 54 OF THIS      income that is subject to New York taxes could increase.
 PROSPECTUS AND THE      More detailed information about the economy of New York may
 STATEMENT OF            be found in the Statement of Additional Information.
 ADDITIONAL INFORMATION  It is possible that some of the fund's income may be subject
 FOR MORE INFORMATION    to New York state and local taxation and federal income or
 ABOUT THE FUND'S        alternative minimum taxation. The fund's capital gains
 INVESTMENTS AND THE     distributions, if any, will also be subject to taxation.
 RISKS OF INVESTING

                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 40

                                                         [BAR GRAPH]

                                       Calendar years ended       Class A Shares
                                             December 31          % Total Return
                                         -------------------      --------------
 PERFORMANCE
 The bar chart indicates the risks of           1994                   -7.47
 investing in the fund by showing               1995                   17.89
 changes in the fund's performance              1996                    3.01
 from year to year.                             1997                    9.62
                                                1998                    6.89
 Past performance does not                      1999                   -3.73
 necessarily indicate how the fund              2000                   11.55
 will perform in the future.                    2001                    3.32
                                                2002                   10.25
 QUARTERLY RETURNS: Highest:                    2003                    4.77
 6.98% in 1st quarter 1995;
 Lowest: (5.98)% in 1st quarter 1994.
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, C
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



-----------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

-------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                     1        5         10        Since
                                                    Year    Years     Years      Inception*

-------------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                              0.58%    4.23%     4.94%          n/a

   Return After Taxes on Distributions              0.58%    4.23%     4.94%          n/a

   Return After Taxes on Distributions              1.73%    4.24%     4.90%          n/a
   and Sale of Fund Shares

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 Other Classes

 Class B                                           (1.06)%     n/a       n/a        3.98%

-------------------------------------------------------------------------------------------
 Class C**                                          3.18%      n/a       n/a        5.19%

 Class O                                            4.99%      n/a       n/a        6.08%

 Lehman Brothers Municipal Bond Index               5.31%    5.83%     6.03%          n/a

 * The inception date for Class A shares is September 8, 1986; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B, C and O shares is November 19, 2001, July 19, 2002 and October 29, 2001,
   respectively.

** Effective April 29, 2004, Class 2 shares were renamed Class C shares.



                                                                                               COMPARATIVE PERFORMANCE
                                                                                               This table compares the
                                                                                               before- and after-tax
                                                                                               average annual total
                                                                                               returns of the fund's
                                                                                               Class A shares for the
                                                                                               periods shown with that
                                                                                               of the Lehman Brothers
                                                                                               Municipal Bond Index, a
                                                                                               broad-based unmanaged
                                                                                               index of municipal
                                                                                               bonds. After-tax
                                                                                               returns for all other
                                                                                               classes will vary.
                                                                                               After-tax returns are
                                                                                               calculated using the
                                                                                               highest historical
                                                                                               individual federal
                                                                                               marginal income tax
                                                                                               rates and do not
                                                                                               reflect the impact of
                                                                                               state and local taxes.
                                                                                               Actual after-tax
                                                                                               returns depend upon an
                                                                                               individual investor's
                                                                                               tax situation and may
                                                                                               differ from those
                                                                                               shown. After-tax
                                                                                               returns shown are not
                                                                                               relevant to investors
                                                                                               who hold their fund
                                                                                               shares through
                                                                                               tax-deferred
                                                                                               arrangements such as
                                                                                               401(k) plans or
                                                                                               individual retirement
                                                                                               accounts. This table
                                                                                               also compares the
                                                                                               before-tax average
                                                                                               annual total returns of
                                                                                               the other fund classes
                                                                                               with the Lehman
                                                                                               Brothers Municipal Bond
                                                                                               Index. The fund's past
                                                                                               performance, before and
                                                                                               after taxes, is not
                                                                                               necessarily an
                                                                                               indication of how the
                                                                                               fund will perform in
                                                                                               the future.


                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 41

 FEE TABLE

---------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS C   CLASS O

 Maximum sales charge on purchases (as a % of      4.00%*     None      None       None
 offering price)

 Maximum deferred sales charge on redemptions       None     5.00%     1.00%       None
 (as a % of the lower of net asset value at
 purchase or redemption)

---------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES
 (PAID BY THE FUND AS A % OF NET ASSETS)


 Management fees                                   0.50%     0.50%     0.50%      0.50%

---------------------------------------------------------------------------------------
 Distribution and service (12b-1) fee              0.25%     1.00%     0.75%       None


 Other expenses                                    0.21%     0.21%     0.22%      0.21%

---------------------------------------------------------------------------------------
 Total annual operating expenses                   0.96%     1.71%     1.47%      0.71%

  *If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund. Because some of
                                                                                             the fund's expenses
                                                                                             were waived or
                                                                                             reimbursed, actual
                                                                                             total operating
                                                                                             expenses for the prior
                                                                                             year were:
                                                                                             Class A: 0.80%
                                                                                             Class B: 1.55%
                                                                                             Class C: 1.30%
                                                                                             Class O: 0.55%

                                                                                             These waivers and/or
                                                                                             reimbursements may be
                                                                                             reduced or terminated
                                                                                             at any time.

--------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-----------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                            $494      $694     $  910      $1,531

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               674       839      1,128       1,727*

 Class B (no redemption)                             174       539        928       1,727*

-----------------------------------------------------------------------------------------
 Class C (redemption at end of period)               250       465        803       1,757

 Class C (no redemption)                             150       465        803       1,757

-----------------------------------------------------------------------------------------
 Class O                                              73       227        395         883

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 42

--------------------------------------------------------------------------------
 SHORT/INTERMEDIATE U.S. GOVERNMENT FUND

 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------

 PRINCIPAL INVESTMENT    Under normal circumstances, the fund invests substantially
 STRATEGY                all of its assets in debt securities and mortgage-backed
                         securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These investments may include private pools of mortgages, the
                         payment of principal and interest which is guaranteed by the
                         U.S. government, its agencies or instrumentalities. There
                         are a number of important differences among the agencies and instrumentalities of the U.S. government that issue
                         mortgage-related securities and among the securities that
                         they issue. Mortgage-related securities guaranteed by the
                         Government National Mortgage Association (GNMA) are
                         guaranteed as to the timely payment of principal and
                         interest by GNMA and such guarantee is backed by the full
                         faith and credit of the United States. GNMA securities are also supported by the right of GNMA to borrow funds from the
                         U.S. Treasury to make payments under its guarantee.
                         Mortgage-related securities issued by the Federal National
                         Mortgage Association (FNMA) or the Federal Home Loan
                         Mortgage Corporation (FHLMC), as the case may be, are not
                         backed by or entitled to the full faith and credit of the
                         United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

                         DURATION: The fund normally maintains an average portfolio effective duration of between one and a half and four and a half years. Duration is an approximate measure of the
                         sensitivity of the market value of the fund's portfolio to changes in interest rates.

-------------------------------------------------------------------------------------
 HOW THE                 The manager focuses on identifying undervalued sectors and
 MANAGER                 securities. Specifically, the manager:
 SELECTS THE              Monitors the spread between U.S. Treasury and government
 FUND'S                   agency or instrumentality issues and purchases agency and
 INVESTMENTS              instrumentality issues which it believes will provide a
                          total return advantage.
                          Determines sector or maturity weightings based on
                          intermediate and long-term assessments of the economic
                          environment and relative value factors based on interest
                          rate outlook.
                          Uses research to uncover inefficient sectors of the
                          government and mortgage markets and adjusts portfolio
                          positions to take advantage of new information.
                          Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to
                          identify individual securities that balance potential
                          return and risk.

                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 43

 PRINCIPAL               Investors could lose money on their investment in the fund
 RISKS OF                or the fund may not perform as well as other investments if
 INVESTING IN            any of the following occurs:
 THE FUND                 Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's
 THIS SECTION             investments.
 SUMMARIZES THE FUND'S    During periods of declining interest rates, the issuers of
 PRINCIPAL INVESTMENT     mortgage-related securities held by the fund pay principal
 STRATEGIES AND THE       earlier than scheduled, forcing the fund to reinvest in
 PRINCIPAL RISKS OF       lower yielding securities. This is known as call or
 INVESTING. SEE 'MORE     prepayment risk.
 ON THE FUNDS'            During periods of rising interest rates the average life of
 INVESTMENTS' BEGINNING   certain types of securities is extended because of fewer
 ON PAGE 54 OF THIS       than expected principal prepayments. This may lock in a
 PROSPECTUS AND THE       below-market interest rate, increase the securities'
 STATEMENT OF             duration and reduce the value of a security. This is known
 ADDITIONAL INFORMATION   as extension risk.
 FOR MORE INFORMATION     Increased volatility in share price to the extent the fund
 ABOUT THE FUND'S         holds mortgage derivative securities because of their
 INVESTMENTS AND THE      imbedded leverage or unusual interest rate reset terms.
 RISKS OF INVESTING       The manager's judgment about the attractiveness, value or
                          income potential of a particular security, sector or about interest rate trends proves incorrect.
                          During periods of low interest rates, the fund's income may decrease.
                          Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the
                          U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an
                          investment held by the fund could cause the value of your
                          investment in the fund, or its yield, to decline. These
                          securities may also fluctuate in value based on the
                          perceived creditworthiness of the issuers.

                         Although mortgage pools issued by U.S. agencies are
                         guaranteed with respect to payments of principal and
                         interest, the guarantee does not apply to losses resulting from declines in the market value of these securities.

                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 44

                                                         [BAR GRAPH]

                                       Calendar years ended       Class A Shares
                                             December 31          % Total Return
                                         -------------------      --------------
 PERFORMANCE
 The bar chart indicates the risks of          1996                     3.59
 investing in the fund by showing              1997                     7.86
 changes in the fund's performance             1998                     7.63
 from year to year.                            1999                     1.52
                                               2000                     7.91
 Past performance does not                     2001                     9.12
 necessarily indicate how the fund             2002                     8.59
 will perform in the future.                   2003                     1.61

 QUARTERLY RETURNS: Highest:
 6.02% in 3rd quarter 2001;
 Lowest: (1.20)% in 1st quarter 1996.

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, C
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


----------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO
 THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE
 REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

-------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                 Since
                                            1 Year    5 Years   Inception*

-------------------------------------------------------------------------
 Class A

   Return Before Taxes                      (0.39)%    5.27%      6.19%

   Return After Taxes on Distributions      (1.37)%    3.09%      3.80%

   Return After Taxes on Distributions      (0.26)%    3.12%      3.77%
   and Sale of Fund Shares

-------------------------------------------------------------------------

-------------------------------------------------------------------------
 Other Classes

 Class B                                    (4.08)%    4.58%      5.65%

-------------------------------------------------------------------------
 Class C**                                    1.12%    5.21%      5.81%

 Class O                                      1.87%    6.00%      6.73%

-------------------------------------------------------------------------

-------------------------------------------------------------------------
 Citigroup 1-10 Year Treasury Bond            2.12%    5.94%      6.88%
 Index***

   * The inception date is February 22, 1995.

  ** Effective April 29, 2004, Class 2 shares were renamed Class C shares.

 *** The index was formerly called the Salomon Smith Barney 1-10 Year
     Treasury Bond Index.



                                                                             COMPARATIVE
                                                                             PERFORMANCE
                                                                             This table compares the
                                                                             before- and after-tax
                                                                             average annual total
                                                                             returns of the fund's
                                                                             Class A shares for the
                                                                             periods shown with that
                                                                             of the Citigroup 1-10
                                                                             Year Treasury Bond
                                                                             Index ('Citigroup
                                                                             Index'), a broad-based
                                                                             unmanaged index of U.S.
                                                                             Treasury securities.
                                                                             After-tax returns for
                                                                             all other classes will
                                                                             vary. After-tax returns
                                                                             are calculated using
                                                                             the highest historical
                                                                             individual federal
                                                                             marginal income tax
                                                                             rates and do not
                                                                             reflect the impact of
                                                                             state and local taxes.
                                                                             Actual after-tax
                                                                             returns depend upon an
                                                                             individual investor's
                                                                             tax situation and may
                                                                             differ from those
                                                                             shown. After-tax
                                                                             returns shown are not
                                                                             relevant to investors
                                                                             who hold their fund
                                                                             shares through
                                                                             tax-deferred
                                                                             arrangements such as
                                                                             401(k) plans or
                                                                             individual retirement
                                                                             accounts. This table
                                                                             also compares the
                                                                             before-tax average
                                                                             annual total returns of
                                                                             the other fund classes
                                                                             with the Citigroup
                                                                             Index. The fund's past
                                                                             performance, before and
                                                                             after taxes, is not
                                                                             necessarily an
                                                                             indication of how the
                                                                             fund will perform in
                                                                             the future.

                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 45

 FEE TABLE

---------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                           CLASS A   CLASS B   CLASS C   CLASS O

 Maximum sales charge on purchases (as a % of           2.00%*     None      None      None
 offering price)

 Maximum deferred sales charge on redemptions (as a %    None     5.00%      None      None
 of the lower of net asset value at purchase or
 redemption)

---------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)


   Management fees                                      0.60%     0.60%     0.60%     0.60%

---------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee                 0.25%     1.00%     0.75%      None


   Other expenses                                       0.29%     0.34%     0.30%     0.27%

---------------------------------------------------------------------------------------------
   Total annual fund operating expenses                 1.14%     1.94%     1.65%     0.87%

 *You may buy Class A Shares in amounts of $500,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                FEES AND EXPENSES
                                                                                                This table sets forth
                                                                                                the fees and expenses
                                                                                                you will pay if you
                                                                                                invest in shares of the
                                                                                                fund. Because some of
                                                                                                the fund's expenses
                                                                                                were waived or
                                                                                                reimbursed, actual
                                                                                                total operating
                                                                                                expenses for the prior
                                                                                                year were:
                                                                                                Class A: 0.80%
                                                                                                Class B: 1.55%
                                                                                                Class C: 1.30%
                                                                                                Class O: 0.55%

                                                                                                These waivers and/or
                                                                                                reimbursements may be
                                                                                                reduced or terminated
                                                                                                at any time.

-----------------------------------------------------------------------------------------------------------------------

 EXAMPLE

------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                            $314      $555     $  815      $1,558

------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               697       909      1,247       1,959*

 Class B (no redemption)                             197       609      1,047       1,959*

------------------------------------------------------------------------------------------
 Class C (redemption at end of period)               168       520        897       1,955

 Class C (no redemption)                             168       520        897       1,955

------------------------------------------------------------------------------------------
 Class O                                              89       278        482       1,073

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      You redeem your shares at the end of the period (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 46

--------------------------------------------------------------------------------

 SMALL CAP GROWTH FUND

 INVESTMENT              The fund seeks long-term growth of capital. This objective
 OBJECTIVE               may be changed without shareholder approval.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests primarily in equity securities of small cap
 INVESTMENT              issuers. Under normal circumstances, the fund invests at
 STRATEGY                least 80% of its assets in these securities and related
                         investments. The fund considers companies with market
                         capitalizations at the time of purchase by the fund similar to that of the companies included in the Russell 2000 Growth
                         Index to be small cap companies. The Russell 2000 Growth
                         Index includes companies with market capitalizations below the top 1000 stocks of the equity market. As of March 31,
                         2004, the market capitalization of companies included in the
                         Russell 2000 Growth Index ranged from approximately
                         $32.3 million to $2.8 billion.

-------------------------------------------------------------------------------------

 HOW THE
 MANAGER
 SELECTS THE
 FUND'S
 INVESTMENTS

                         The fund is managed by a team of portfolio managers, with
                         each member of the team focusing on a different industry
                         sector. The manager uses a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of following:

                          superior management teams.
                          good prospects for growth.
                          predictable, growing demand for their products or services.
                          dominant positions in a niche market or customers who are
                          very large companies.
                          cyclical recovery potential.
                          strong or improving financial conditions.

                         In addition, the fund may invest in companies believed to be emerging companies relative to potential markets or
                         undervalued relative to their peers. The fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the manager's judgment, these securities remain good investments for the fund.

                         The manager generally uses a 'bottom-up' approach when
                         selecting securities for the fund. This means that the
                         manager looks primarily at individual companies against the context of broader market forces.

-------------------------------------------------------------------------------------


 PRINCIPAL               Investors can lose money on their investment in the fund, or
 RISKS OF                the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                 Stock prices decline or perform poorly relative to other
                          types of investments.
 Investing in             Small capitalization or growth stocks fall out of favor with
 small                    investors.
 capitalization           Recession or adverse economic trends adversely affect the
 companies                earnings or financial condition of small companies.
 involves a               The manager's judgment about the attractiveness, growth
 substantial risk         prospects or potential appreciation of a particular security
 of loss.                 or sector proves to be incorrect.
                          There is greater volatility of share price because of the
 THIS SECTION             fund's focus on small cap companies.
 SUMMARIZES THE FUND'S   Compared to large cap companies, small cap companies and the
 PRINCIPAL INVESTMENT    market for their equity securities are more likely to:
 STRATEGIES AND THE       Have more limited product lines, capital resources and
 PRINCIPAL RISKS OF       management depth.
 INVESTING. SEE 'MORE     Experience sharper swings in market values.
 ON THE FUNDS'            Be harder to sell at the times and prices the manager
 INVESTMENTS' BEGINNING   believes appropriate.
 ON PAGE 54 OF THIS       Offer greater potential for gain and loss.
 PROSPECTUS AND THE      The market prices of companies believed to have great
 STATEMENT OF            prospects for revenue and earnings growth tend to reflect
 ADDITIONAL INFORMATION  those expectations. When it appears those expectations will
 FOR MORE INFORMATION    not be met, the prices of growth securities typically fall.
 ABOUT THE FUND'S
 INVESTMENTS AND THE
 RISKS OF INVESTING


                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 47

                                                         [BAR GRAPH]

                                      Calendar years ended        Class A Shares
                                             December 31          % Total Return
                                         -------------------      --------------
 PERFORMANCE
 The bar chart indicates the risks of            1999                   57.52
 investing in the fund by showing                2000                   14.08
 changes in the fund's performance               2001                   -6.61
 from year to year.                              2002                  -32.90
                                                 2003                   50.95
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 33.45% in 4th quarter 1999;
 Lowest: (25.34)% in 3rd quarter
 2002.
                                                                                      TOTAL RETURN
                                                                                      The bar chart shows the
                                                                                      performance of the
                                                                                      fund's Class A shares
                                                                                      for each of the
                                                                                      calendar years
                                                                                      indicated. Class B, C
                                                                                      and O shares would have
                                                                                      different performance
                                                                                      because of their
                                                                                      different expenses. The
                                                                                      performance information
                                                                                      in the chart does not
                                                                                      reflect sales charges,
                                                                                      which would reduce your
                                                                                      return.


--------------------------------------------------------------------------------------------------------------
PERFORMANCE TABLE

THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
DIVIDENDS.

---------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                                 Since
                                                              1 Year  5 Years  Inception*

---------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                        42.33%   9.88%     11.91%

   Return After Taxes on Distributions                        42.33%   7.47%      9.67%

   Return After Taxes on Distributions and Sales of Fund      27.51%   7.38%      9.30%
   Shares

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 Other Classes

 Class B                                                      44.71%   9.96%     12.05%

---------------------------------------------------------------------------------------
 Class C**                                                    48.71%  10.35%     12.29%

 Class O                                                      51.28%  11.43%     13.35%

---------------------------------------------------------------------------------------
 Class Y***                                                    n/a      n/a       n/a

---------------------------------------------------------------------------------------
 Russell 2000 Growth Index                                    48.54%   0.86%     0.03%

---------------------------------------------------------------------------------------
 Russell 2000 Index                                           47.25%   7.13%     5.04%

   * The inception date is July 1, 1998.

  ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2,
     2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

 *** No Class Y shares were outstanding during the calendar year ended December 31, 2003.



                                                                                           COMPARATIVE
                                                                                           PERFORMANCE
                                                                                           This table compares the
                                                                                           before- and after-tax
                                                                                           average annual total
                                                                                           returns of the fund's
                                                                                           Class A shares for the
                                                                                           periods shown with that
                                                                                           of the Russell 2000
                                                                                           Growth Index, an index
                                                                                           which measures the
                                                                                           performance of those
                                                                                           Russell 2000 Index
                                                                                           companies with higher
                                                                                           price-to-book ratios
                                                                                           and higher forecasted
                                                                                           growth values, and the
                                                                                           Russell 2000 Index, an
                                                                                           index which includes
                                                                                           companies with market
                                                                                           capitalizations below
                                                                                           the top 1,000 stocks of
                                                                                           the equity market.
                                                                                           After-tax returns for
                                                                                           all other classes will
                                                                                           vary. After-tax returns
                                                                                           are calculated using
                                                                                           the highest historical
                                                                                           individual federal
                                                                                           marginal income tax
                                                                                           rates and do not
                                                                                           reflect the impact of
                                                                                           state and local taxes.
                                                                                           Actual after-tax
                                                                                           returns depend upon an
                                                                                           individual investor's
                                                                                           tax situation and may
                                                                                           differ from those
                                                                                           shown. After-tax
                                                                                           returns shown are not
                                                                                           relevant to investors
                                                                                           who hold their fund
                                                                                           shares through tax-
                                                                                           deferred arrangements
                                                                                           such as 401(k) plans or
                                                                                           individual retirement
                                                                                           accounts. This table
                                                                                           also compares the
                                                                                           before-tax average
                                                                                           annual total returns of
                                                                                           the other fund classes
                                                                                           with the Russell 2000
                                                                                           Growth Index and
                                                                                           Russell 2000 Index. The
                                                                                           fund's past
                                                                                           performance, before and
                                                                                           after taxes, is not
                                                                                           necessarily an
                                                                                           indication of how the
                                                                                           fund will perform in
                                                                                           the future.

                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 48

 FEE TABLE

 ------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS C   CLASS O   CLASS Y

 Maximum sales charge on purchases                 5.75%*     None      None      None      None
 (as a % of offering price)

 Maximum deferred sales charge on redemptions      None*     5.00%     1.00%      None      None
 (as a % of the lower of net asset value at
 purchase or redemption)

-------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)


   Management fees                                 0.70%     0.70%     0.70%     0.70%     0.70%

-------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None


   Other expenses**                                0.34%     0.43%     0.36%     0.39%     0.39%

-------------------------------------------------------------------------------------------------
   Total Annual fund operating expenses**          1.29%     2.13%     2.06%     1.09%     1.09%

 * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

** For Class Y shares, other expenses and total annual fund operating expenses have been estimated because no Class Y shares were outstanding during the fiscal year ended December 31, 2003.

                                                                                                     FEES AND EXPENSES
                                                                                                     This table sets forth
                                                                                                     the fees and expenses
                                                                                                     you will pay if you
                                                                                                     invest in shares of the
                                                                                                     fund.

----------------------------------------------------------------------------------------------------------------------------
 EXAMPLE

-------------------------------------------------------------------------------------------


NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS     10 YEARS
 Your costs would be

 Class A                                           $699      $960      $1,242      $2,042

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)              716       967       1,344       2,148*

 Class B (no redemption)                            216       667       1,144       2,148*

-------------------------------------------------------------------------------------------
 Class C (redemption at end of period)              309       646       1,108       2,390

 Class C (no redemption)                            209       646       1,108       2,390

-------------------------------------------------------------------------------------------
 Class O                                            111       347         601       1,329

 Class Y                                            111       347         601       1,329

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 49

--------------------------------------------------------------------------------
 STRATEGIC BOND FUND

 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in a globally diverse portfolio
 INVESTMENT              of fixed income securities. Under normal circumstances, the
 STRATEGY                fund invests at least 80% of its assets in bonds and related investments. The manager has broad discretion to allocate
                         the fund's assets among the following segments of the global market for fixed income securities:

                          U.S. government obligations            Mortgage- and asset-backed
                          Investment and non-investment grade    securities
                          U.S. and foreign corporate debt        Investment and non-investment grade
                                                                 sovereign debt, including issuers
                                                                 in emerging markets

                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a
                         substantial portion of the fund's assets in obligations
                         rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly
                         referred to as 'junk bonds.'

                         MATURITY: The fund has no specific average portfolio
                         maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual
                         securities of any maturity and may at times hold a
                         substantial portion of its assets in short-term instruments.
-------------------------------------------------------------------------------------
 HOW THE                 The manager uses a combination of quantitative models which
 MANAGER                 seek to measure the relative risks and opportunities of each
 SELECTS THE             market segment based upon economic, market, political,
 FUND'S                  currency and technical data and its own assessment of
 INVESTMENTS             economic and market conditions to create an optimal
                         risk/return allocation of the fund's assets among various
                         segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's
                         portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:
                          Financial condition.
                          Sensitivity to economic conditions and trends.
                          Operating history.
                          Experience and track record of management.

                         In selecting foreign government debt for investment, the manager considers the issuer's:

                          Economic and political conditions within the issuer's
                          country.
                          Overall and external debt levels and debt service ratios.
                          Access to capital markets.
                          Debt service payment history.

                         In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:

                          Yield curve shifts.
                          Credit quality.
                          Changing prepayment patterns.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 50

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:

 Investments in           Interest rates go up, causing the prices of fixed income
 high yield               securities to decline and reducing the value of the fund's
 securities               investments.
 involve a                The issuer of a security owned by the fund defaults on its
 substantial risk         obligation to pay principal and/or interest or has its
 of loss.                 credit rating downgraded.
 THIS SECTION             During periods of declining interest rates, the issuer of a
 SUMMARIZES THE FUND'S    security exercises its option to prepay principal earlier
 PRINCIPAL INVESTMENT     than scheduled, forcing the fund to reinvest in lower
 STRATEGIES AND THE       yielding securities. This is known as call or prepayment
 PRINCIPAL RISKS OF       risk.
 INVESTING. SEE 'MORE     During periods of rising interest rates, the average life of
 ON THE FUNDS'            certain types of securities is extended because of slower
 INVESTMENTS' BEGINNING   than expected principal payments. This may lock in a below
 ON PAGE 54 OF THIS       market interest rate, increase the security's duration and
 PROSPECTUS AND THE       reduce the value of the security. This is known as
 STATEMENT OF             extension risk.
 ADDITIONAL INFORMATION   During periods of low interest rates, the fund's income may
 FOR MORE INFORMATION     decrease.
 ABOUT THE FUND'S         The manager's judgment about the attractiveness, relative
 INVESTMENTS AND THE      value or potential appreciation of a particular sector or
 RISKS OF INVESTING       security or about interest rate trends proves to be
                          incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the
                         fund may have especially volatile prices and may have a
                         disproportionate effect on the fund's share price.

                         High yield securities are considered speculative and, compared to investment grade securities, tend to have:

                          More volatile prices and increased price sensitivity to
                          changing interest rates and to adverse economic and business developments.
                          Greater risk of loss due to default or declining credit
                          quality.
                          Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                          Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

                         Investing in foreign issuers, including emerging market
                         issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do
                         not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in
                         issuers in countries with emerging markets or if the fund
                         invests significantly in one country. These risks may
                         include:

                          Less information about non-U.S. issuers or markets may be
                          available due to less rigorous disclosure and accounting
                          standards or regulatory practices.
                          Many non-U.S. markets are smaller, less liquid and more
                          volatile than U.S. markets. In a changing market, the
                          manager may not be able to sell the fund's portfolio
                          securities in amounts and at prices the manager considers
                          reasonable.
                          Economic, political and social developments may
                          significantly disrupt the financial markets or interfere
                          with the fund's ability to enforce its rights against
                          foreign government issuers.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 51

                                                         [BAR GRAPH]

                                      Calendar years ended        Class A Shares
                                             December 31          % Total Return
                                         -------------------      --------------
 PERFORMANCE
 The bar chart indicates the risks of           1996                     14.05
 investing in the fund by showing               1997                     11.23
 changes in the fund's performance              1998                      1.05
 from year to year.                             1999                      4.96
                                                2000                      1.77
 Past performance does not                      2001                      6.22
 necessarily indicate how the fund              2002                      9.91
 will perform in the future.                    2003                     12.98

 QUARTERLY RETURNS: Highest:
 5.65% in 4th quarter 1999;
 Lowest: (3.47)% in 3rd quarter 1998.

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, C,
                                                                                   O and Y shares would
                                                                                   have different
                                                                                   performance because of
                                                                                   their different
                                                                                   expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.







------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

--------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                             Since
                                                         1 Year   5 Years   Inception*

--------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                    7.93%    6.12%       8.23%

   Return After Taxes on Distributions                    6.13%    2.92%       4.59%

   Return After Taxes on Distributions                    5.10%    3.14%       4.70%
   and Sale of Fund Shares

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 Other Classes

 Class B                                                  7.18%    6.05%       7.99%

--------------------------------------------------------------------------------------
 Class C**                                               11.38%    6.62%       8.15%

 Class O                                                 13.18%    7.39%       9.06%

--------------------------------------------------------------------------------------
 Class Y                                                  ***      ***        ***

--------------------------------------------------------------------------------------

 Citigroup Broad Investment Grade Bond Index****          4.20%    6.61%       7.79%

 Lehman Brothers U.S. Aggregate Index*****                4.10%    6.62%       7.74%

      * The inception date is February 22, 1995 for Class A, B, C and O shares and
        September 10, 2003 for Class Y shares. Returns for each index are for the period beginning on March 1, 1995.

    ** Effective April 29, 2004, Class 2 shares were renamed Class C shares.

   *** Class Y shares were not outstanding for a full calendar year.




  **** The index was formerly called the Salomon Smith Barney Broad Investment Grade
       Bond Index.

 ***** The fund has changed its performance benchmark from the Citigroup BIG Index to the Lehman Brothers Index because the manager believes that the Lehman Brothers
       Index is a more widely recognized and utilized benchmark for multi-sector bond funds similar to the fund.



                                                                                           COMPARAATIVE
                                                                                           PERFORMANCE
                                                                                           This table compares the
                                                                                           before- and after-tax
                                                                                           average annual total
                                                                                           returns of the fund's
                                                                                           Class A shares for the
                                                                                           periods shown with that
                                                                                           of the Citigroup Broad
                                                                                           Investment Grade Bond
                                                                                           Index ('Citigroup Big
                                                                                           Index'), a broad-based
                                                                                           unmanaged index of
                                                                                           corporate bonds and the
                                                                                           Lehman Brothers U.S.
                                                                                           Aggregate Index
                                                                                           ('Lehman Brothers
                                                                                           Index'), an index that
                                                                                           covers the U.S.
                                                                                           investment grade fixed
                                                                                           rate bond market, with
                                                                                           index components for
                                                                                           government and
                                                                                           corporate securities,
                                                                                           mortgage pass-through
                                                                                           securities, and
                                                                                           asset-backed
                                                                                           securities. After-tax
                                                                                           returns for all other
                                                                                           classes will vary.
                                                                                           After-tax returns are
                                                                                           calculated using the
                                                                                           highest historical
                                                                                           individual federal
                                                                                           marginal income tax
                                                                                           rates and do not
                                                                                           reflect the impact of
                                                                                           state and local taxes.
                                                                                           Actual after-tax
                                                                                           returns depend upon an
                                                                                           individual investor's
                                                                                           tax situation and may
                                                                                           differ from those
                                                                                           shown. After-tax
                                                                                           returns shown are not
                                                                                           relevant to investors
                                                                                           who hold their fund
                                                                                           shares through




                                                                                           tax-deferred
                                                                                           arrangements such as
                                                                                           401(k) plans or
                                                                                           individual retirement
                                                                                           accounts. This table
                                                                                           also compares the
                                                                                           before-tax average
                                                                                           annual total returns of
                                                                                           the other fund classes
                                                                                           with the indices. The
                                                                                           fund's past
                                                                                           performance, before and
                                                                                           after taxes, is not
                                                                                           necessarily an
                                                                                           indication of how the
                                                                                           fund will perform in
                                                                                           the future.



                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 52

 FEE TABLE

----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM
 YOUR INVESTMENT)                        CLASS A   CLASS B   CLASS C   CLASS O   CLASS Y

 Maximum sales charge on purchases        4.50%*     None      None      None        None
  (as a % of offering price)

 Maximum deferred sales charge on          None     5.00%     1.00%      None        None
  redemptions (as a % of the lower of
  net asset value at purchase or
  redemption)

----------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
  A % OF NET ASSETS)

   Management fees                        0.75%     0.75%     0.75%     0.75%       0.75%

----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee   0.25%     1.00%     0.75%      None        None

   Other expenses                         0.36%     0.32%     0.32%     0.36%       0.33%

----------------------------------------------------------------------------------------
   Total annual fund operating expenses   1.36%     2.07%     1.82%     1.11%       1.08%

*If you buy Class A Shares in amounts of $25,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund.
--------------------------------------------------------------------------------------------------------------------



 EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                             $582      $861    $1,161      $2,011

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)                710       949     1,314       2,133*

 Class B (no redemption)                              210       649     1,114       2,133*

-----------------------------------------------------------------------------------------
 Class C (redemption at end of period)                285       573       985       2,137

 Class C (no redemption)                              185       573       985       2,137

-----------------------------------------------------------------------------------------
 Class O                                              113       353       612       1,352

 Class Y                                              110       343       595       1,317

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 53

--------------------------------------------------------------------------------

 MORE ON THE FUNDS' INVESTMENTS

 EACH FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AND RISKS ARE DESCRIBED UNDER 'FUND GOALS, STRATEGIES AND RISKS.' THIS SECTION PROVIDES ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS, AND CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES THAT A FUND MAY USE TO ACHIEVE ITS OBJECTIVE. OF COURSE, THERE IS NO ASSURANCE THAT A FUND WILL ACHIEVE ITS OBJECTIVE.
--------------------------------------------------------------------------------


 More information about the funds' investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).


 PERCENTAGE LIMITATIONS
 Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund's assets or for any other reason.


 CREDIT QUALITY
 Securities are rated by different agencies and if a security receives different ratings from these agencies, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to over the counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

                           ALL CAP VALUE FUND
                           The fund may invest up to 25% of its assets in securities of foreign issuers. The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

                           BALANCED FUND
                           The fund may invest up to 20% of its assets in securities of foreign issuers including loan participations in foreign sovereign debt. The fund may also invest in real estate investment trusts, mortgaged-backed securities, convertible securities and asset-backed securities.


                           CAPITAL FUND
                           The fund may invest in all types of equity securities including preferred stock and convertible preferred stock. The fund may invest in investment grade fixed income securities and may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest up to 10% of its assets in distressed debt securities. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may borrow up to 15% of its total assets. The fund will only borrow from banks.

                           CASH MANAGEMENT FUND
                           The fund may concentrate in bank obligations and may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, potentially reducing bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations, making them sensitive to changes in money market and general economic conditions. Defaults by a bank's borrowers will have an adverse affect on the bank's financial situation.

                           HIGH YIELD BOND FUND
                           Although the fund invests primarily in high yield debt securities, the fund may also invest up to 20% of its assets in equity and equity related securities.

                    Salomon Brothers Investment Series - 54

 INVESTMENT GRADE SECURITIES
 Securities are investment grade if:

  They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

  They have received a comparable short-term or other rating.

  They are unrated securities that the manager believes are of comparable quality to investment grade securities.

                           INVESTORS VALUE FUND
                           The fund may invest up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may invest up to 20% of its assets in securities of foreign issuers.

                           LARGE CAP GROWTH FUND
                           The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations not within the top 1,000 stocks of the equity market.


                           MID CAP FUND
                           The fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations are higher or lower than the market capitalizations of companies included in the S&P MidCap 400 Index. The fund may invest up to 20% of its assets in investment grade non-convertible bonds, notes and other debt securities (called 'fixed income' investments) when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers, including emerging market issuers.


                           SMALL CAP GROWTH FUND
                           The fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Index. The fund may invest up to 20% of its assets in non-convertible bonds, notes and other debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.


                           STRATEGIC BOND FUND
                           Although the fund invests primarily in fixed income securities, the fund may invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.

--------------------------------------------------------------------------------

                           Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.

                           Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company's assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See 'Foreign and emerging markets investments' below for the general risks of foreign investing.

 EQUITY INVESTMENTS

 All Cap Value Fund, Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Growth Fund and Strategic Bond Fund

--------------------------------------------------------------------------------

                    Salomon Brothers Investment Series - 55

                           Subject to its particular investment policies, each fund may invest to some extent in debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain types of debt obligations and the specific funds that may invest in them are described below.

                           Each of the funds except for California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and Short/Intermediate U.S. Government Fund may invest in debt obligations of foreign issuers. See 'Foreign and emerging market investments' below for the general risks of foreign investing.

 DEBT OBLIGATIONS

 Generally

 All funds, but the following funds only to a limited extent: All Cap Value Fund, Capital Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund and Small Cap Growth Fund

-------------------------------------------------------------------------------

                           Each of these funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies including government related entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.


                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

 Cash Management Fund, High Yield Bond Fund, Strategic Bond Fund, Balanced Fund and Short/Intermediate U.S. Government Fund

--------------------------------------------------------------------------------

                    Salomon Brothers Investment Series - 56

                           In mortgage dollar roll transactions, a fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

 MORTGAGE ROLLS

 Balanced Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund

--------------------------------------------------------------------------------

                           High yield, lower quality securities are securities that are rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. These securities are commonly known as 'junk bonds.' The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

                           Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

                            Increased price sensitivity to changing interest rates and to adverse economic and business developments.

                            Greater risk of loss due to default or declining credit quality.

                            Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.

                            Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.

                           Each of these funds may also invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. The Capital Fund may invest up to 10% of its assets, and the other funds to a more limited extent, in distressed debt securities that are subject to bankruptcy proceedings or are already in default. Distressed debt securities are speculative and involve substantial risk. Generally, a fund will invest in distressed debt securities when the manager believes they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

 HIGH YIELD, LOWER QUALITY SECURITIES

 High Yield Bond Fund and Strategic Bond Fund. Each of the following funds only to a limited extent: Balanced Fund, Capital Fund and Investors Value Fund

                    Salomon Brothers Investment Series - 57

                           Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities, U.S. territories and possessions (such as the District of Columbia and Puerto Rico) and other public authorities. The interest on these securities is exempt from regular federal income tax and, in some cases, state and local personal income tax. The two principal classifications of municipal obligations are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. The ability of an issuer of municipal obligations to fulfill its payment obligations may be adversely affected by political and economic conditions and other developments. A significant portion of a fund's assets may be invested, from time to time, in municipal securities of issuers concentrated in a particular region or industry. You should be aware that these funds, including those that invest primarily in municipal obligations of issuers located in California or New York, may invest, from time to time, a significant portion of their assets in municipal obligations issued by Puerto Rico or other U.S. territories. Such securities may be adversely affected by factors particular to issuers located in those areas.


                           Municipal obligations include municipal lease obligations, which may present special risks, because the municipal issuer may not be obligated to appropriate money to make required payments on the obligations. Although such obligations are typically secured by the leased property, the leased property may be hard to sell, or if sold, may not cover fully the fund's exposure. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the fund's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws (or other applicable laws) could hinder the fund's ability to recover interest or principal in the event of a default by the issuer, and an issuer's obligation to make payments may be subject to laws or referenda enacted in the future, placing constraints upon the enforcement of such obligations, or extending the time for payment of such obligations, or on the ability of the issuer to levy taxes.

 MUNICIPAL OBLIGATIONS

 California Tax Free Bond Fund, Cash Management Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and National Tax Free Bond Fund

                    Salomon Brothers Investment Series - 58

                           Each of these funds may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

                           Sovereign government and supernational debt involve many of the risks described below of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.

 SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT

 Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, Mid Cap Fund, and Strategic Bond Fund. Cash Management Fund and New York Municipal Money Market Fund in U.S. dollar denominated sovereign government obligations and supranational debt only

--------------------------------------------------------------------------------

                           Each of these funds may invest in foreign securities, including emerging market issuers.

                           The funds may invest directly in foreign issuers or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

                           Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                            Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable, or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect non-U.S. securities markets.

                           Funds investing in securities denominated in foreign currencies may engage in forward foreign currency contracts. See 'Derivatives and hedging techniques.'

 FOREIGN AND EMERGING MARKET INVESTMENTS

 All funds except California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and Short/Intermediate U.S. Government Fund

                    Salomon Brothers Investment Series - 59

                           Each of these funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. These funds do not use derivatives as a primary investment technique and generally limit their use to hedging against the economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates. However, these funds may use derivatives for any of the following purposes:

                            As a substitute for buying or selling securities.

                            To enhance the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The Tax Free Bond funds may invest in certain municipal derivatives that may be subject to unresolved tax, legal, regulatory and accounting issues.

 DERIVATIVES AND HEDGING TECHNIQUES

 All funds except Cash Management Fund and New York Municipal Money Market Fund

--------------------------------------------------------------------------------

                           Each of the funds may borrow in certain limited circumstances. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's portfolio. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of a fund's shares.

 BORROWING
 All funds

--------------------------------------------------------------------------------

                           Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

 TEMPORARY DEFENSIVE
 INVESTING

--------------------------------------------------------------------------------

                           Each fund may engage in active and frequent trading to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in a fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial Highlights section of this prospectus shows each fund's (other than the money market funds) historical portfolio turnover rate.

 PORTFOLIO TURNOVER

                    Salomon Brothers Investment Series - 60

--------------------------------------------------------------------------------

 MANAGEMENT

Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for each fund. SaBAM was established in 1987 and together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Citigroup Asset Management Limited ('CAM Ltd.'), an affiliate of the manager, provides advisory services to the manager in connection with Strategic Bond Fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Citigroup Centre, Canada Square, London E14 5LB England. CAM Ltd. is not directly compensated by the funds for its services.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

--------------------------------------------------------------------------------

                           Citigroup Global Markets Inc., a registered broker-dealer and an affiliate of the manager, serves as the distributor for the funds.

 DISTRIBUTOR
--------------------------------------------------------------------------------


                           The funds each have adopted Rule 12b-1 distribution plans for their Class A, B and C shares. Under each plan, the fund pays distribution and service fees. These fees are an ongoing expense and over time, may cost you more than other types of sales charges.


                           In addition, the distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

                           The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the funds' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

 DISTRIBUTION
 PLANS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 FUND            PORTFOLIO MANAGER        SINCE           PAST 5 YEARS' BUSINESS EXPERIENCE

 All Cap         Team managed by the      Inception       n/a
 Value Fund      manager

 Balanced        George J. Williamson     July 1998       Director of the manager
 Fund

                                                                                                 THE PORTFOLIO
                                                                                                 MANAGERS
                                                                                                 Portfolio managers are
                                                                                                 primarily responsible
                                                                                                 for day-to-day
                                                                                                 investment operations.

                    Salomon Brothers Investment Series - 61

 California      John C. Mooney, CFA      Inception       Senior portfiolio manager of the
 Tax Free                                                 manager responsible for managing tax-
 Bond Fund                                                exempt fixed income funds (since
                                                          1997); director of the manager;
                                                          member of the team responsible for
                                                          fixed income strategy, research and
                                                          trading

                 Robert Amodeo, CFA       April 2002      Managing director of the manager
-------------------------------------------------------------------------------------------

 Capital Fund    Robert M. Donahue, Jr.   July 1998       Managing director of the manager
                                                          since January 2001; director and
                                                          equity analyst with the manager;
                                                          analyst at Gabelli & Company prior to
                                                          1997

 High Yield      Peter J. Wilby           Inception       Managing director of the manager
 Bond Fund       Beth A. Semmel           Inception       Managing director of the manager
                 James E. Craige          Inception       Managing director of the manager
-------------------------------------------------------------------------------------------

 Investors       John B. Cunningham       September 1997  Managing director of the manager
 Value Fund      Mark McAllister          April 2000      Director and equity analyst with the
                                                          manager; executive vice president and
                                                          portfolio manager at JLW Capital
                                                          Mgmt. Inc. from March 1998 to May
                                                          1999. Prior to March 1998 was a Vice
                                                          President and equity analyst at Cohen
                                                          & Steers Capital Management

 Large Cap       Alan Blake               March 1, 2004   Managing director of the distributor
 Growth Fund
-------------------------------------------------------------------------------------------

 Mid Cap Fund    Team managed by          Inception       n/a
                 manager

 National Tax    John C. Mooney, CFA      June 1997       Senior portfiolio manager of the
 Free Bond                                                manager responsible for managing tax-
 Fund                                                     exempt fixed income funds (since
                                                          1997); director of the manager;
                                                          member of the team responsible for
                                                          fixed-income strategy, research and
                                                          trading

                 Robert Amodeo, CFA       April 2002      Managing director of the manager
-------------------------------------------------------------------------------------------

 New York        Charles K. Bardes        August 1998     Vice president of the manager
 Municipal       Thomas A. Croak          August 1998     Vice president of the manager
 Money
 Market Fund

 New York Tax    John C. Mooney, CFA      June 1997       Senior portfiolio manager of the
 Free Bond                                                manager responsible for managing tax-
 Fund                                                     exempt fixed income funds (since
                                                          1997); director of the manager;
                                                          member of the team responsible for
                                                          fixed-income strategy, research and
                                                          trading

                 Robert Amodeo, CFA       April 2002      Managing director of the manager
-------------------------------------------------------------------------------------------

 Small Cap       Team managed by the      n/a             n/a
 Growth Fund     manager; each member
                 of the team is a
                 sector manager
                 responsible for stock
                 selection in one or
                 more industries

 Strategic       Peter J. Wilby           Inception       Managing director of the manager
 Bond            Roger Lavan              Inception       Managing director of the manager
 Fund            David Scott              Inception       Managing director of the manager

                    Salomon Brothers Investment Series - 62

  Short/         Roger Lavan              Inception       Managing director of the manager
  Intermediate
  U.S.
  Government
  Fund

--------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

                                                                ACTUAL                     MANAGEMENT FEES
                                                                MANAGEMENT
                                                                FEE PAID DURING THE
                                                                MOST RECENT FISCAL YEAR
                                                                AS A PERCENTAGE OF
                                                                AVERAGE DAILY NET
                                                                ASSETS*

   All Cap Value Fund                                                    0.00%
  ----------------------------------------------------------------------------

   Balanced Fund                                                         0.26%

   California Tax Free Bond Fund                                         0.00%
  ----------------------------------------------------------------------------

   Capital Fund**                                                        0.58%

   Cash Management Fund                                                  0.00%
  ----------------------------------------------------------------------------

   High Yield Bond Fund                                                  0.75%

   Investors Value Fund***                                               0.55%
  ----------------------------------------------------------------------------

   Large Cap Growth Fund                                                 0.00%

   Mid Cap Fund                                                          0.50%
  ----------------------------------------------------------------------------

   National Tax Free Bond Fund                                           0.15%

   New York Municipal Money Market Fund                                  0.20%
  ----------------------------------------------------------------------------

   New York Tax Free Bond Fund                                           0.34%

   Small Cap Growth Fund                                                 0.70%
  ----------------------------------------------------------------------------

   Strategic Bond Fund                                                   0.75%

   Short/Intermediate U.S. Government Fund                               0.24%

   *Fee may be less than the contractual rate due to expense limitations and waivers.

  **The Capital Fund pays the manager a fee of:


  ----------------------------------------------------------------------------

   AVERAGE DAILY NET ASSETS                               ANNUAL FEE RATE
        First $100 million                                      1.00%
        Next $100 million                                        .75%
        Next $200 million                                       .625%
        Over $400 million                                        .50%


 ***The Investors Value Fund pays the manager a fee that varies based upon the investment performance of the fund compared to the S&P 500 Index. The base fee is determined as follows:

  ----------------------------------------------------------------------------
   AVERAGE DAILY NET ASSETS                                   ANNUAL FEE RATE
        First $350 million                                         .650%
        Next $150 million                                          .550%
        Next $250 million                                          .525%
        Next $250 million                                          .500%
        Over $1 billion                                            .450%

                    Salomon Brothers Investment Series - 63

At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% and (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.


--------------------------------------------------------------------------------

RECENT DEVELOPMENTS

During the period from 1997 - 1999, Citicorp Trust Bank, fsb ('Citicorp Trust'), an affiliate of Citigroup Asset Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the funds' investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the funds' transfer agent) in 1999, and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the boards of various CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

                    Salomon Brothers Investment Series - 64

--------------------------------------------------------------------------------
 CHOOSING A SHARE CLASS TO BUY

 SHARE                   You can choose among three classes of shares: Class A, B or
 CLASSES                 C. In addition, certain investors may purchase Class Y
                         shares of the All Cap Value Fund, Capital Fund, High Yield
                         Bond Fund, Investors Value Fund, Small Cap Growth Fund and
                         Strategic Bond Fund. If you already own Class O shares of a fund, you may also be eligible to purchase Class O shares of any of the funds. The classes have different sales charges and expenses, allowing you to choose the class that best
                         meets your needs. When choosing which class of shares to
                         buy, you should consider:

                          How much you plan to invest.
                          How long you expect to own the shares.
                          The expenses paid by each class.
                          Whether you qualify for any reduction or waiver of sales charges.

--------------------------------------------------------------------------------

  INVESTMENT             Minimum initial investment amounts vary depending on the
  MINIMUMS               nature of your investment account.

-----------------------------------------------------------------------------------------------------------
                                                                                     ADDITIONAL INVESTMENTS
                                                         INITIAL INVESTMENT
                                                    CLASSES A, B,     CLASS Y*      CLASSES A, B,   CLASS Y
                                                        C, O                            C, O

 General                                                $250       $2.5 Million**        $50        $1,000
-----------------------------------------------------------------------------------------------------------

 Individual Retirement Accounts, Self Employed           $50       $2.5 Million**        $50        $1,000
 Retirement Plans, Uniform Gift to Minor Accounts

 Qualified Retirement Plans                              $50       $2.5 Million**        $50        $1,000
-----------------------------------------------------------------------------------------------------------

 Monthly Systematic Automatic Investment or              $25            n/a              $25          n/a
 Exchange Plans

 Pre-authorized Check Plan                               $25            n/a              $25          n/a


  * The initial minimum investment may be waived for certain omnibus and individual positions held by clients in certain Citigroup affiliated investment programs or group savings or retirement plans.

 ** $15 million for the High Yield Bond Fund and Strategic Bond Fund Class Y.

Qualified Retirement Plans are qualified plans under Section 403(b)(7) or
Section 401(a) of the Internal Revenue Code, including 401(k) plans

------------------------------------------------------------------------------------
 COMPARING              Your Financial Consultant can help you decide which class
 CLASSES                meets your goals. Your Financial Consultant may receive
                        different compensation depending upon which class you
                        choose. Before choosing your share class, you should review the fee table and example at the front of this prospectus
                        carefully. Fees and expenses may vary over time.

                    Salomon Brothers Investment Series - 65

--------------------------------------------------------------------------------------------------------------------------------
                                 CLASS A            CLASS B            CLASS C            CLASS O              CLASS Y

 KEY FEATURES                Initial sales      No initial sales   No initial sales   Only available     No initial or
                              charge             charge             charge             to existing        deferred sales
                             You may qualify    Deferred sales     Deferred sales      Class O            charge
                              for reduction      charge declines    charge for only    shareholders      Must invest at
                              or waiver of       over time          1 year            No initial or       least $2.5
                              initial sales     Converts to        Higher annual       deferred sales     million'D'
                              charge             Class A after 7    expenses than      charge            Generally lower
                             Generally lower     years              Class A           Generally lower     expenses than the
                              annual expenses   Higher annual                          annual expenses    other classes
                              than Class B       expenses than                         than Class A, B   Available for
                              and Class C        Class A                               and C              certain funds only
--------------------------
 INITIAL SALES               Up to              None               None               None               None
 CHARGE                      5.75%/4.50%/
                             4.00%/2.00%*,
                             reduced or
                             waived for large
                             purchases and
                             certain
                             investors. No
                             charge for
                             purchases of $1
                             million or more

 DEFERRED SALES              1%** on            Up to 5.00%**      1%** if you        None               None
 CHARGE                      purchases of $1    charged when you   redeem within 1
                             million or more    redeem shares.     year of purchase
                             if you redeem      The charge is
                             within 1 year of   reduced over
                             purchase           time and there
                                                is no deferred
                                                sales charge
                                                after 6 years
--------------------------
 ANNUAL                      0.25%*** of        1.00%*** of        0.75%/1.00%***     None               None
 DISTRIBUTION AND            average daily      average daily      of average daily
 SERVICE FEES                net assets         net assets         net assets

 EXCHANGEABLE                Class A shares     Class B shares     Class C shares     Class O shares     Class Y shares
 INTO**                      of any of the      of any of the      of any of the      of any of the      of any of the
                             other Salomon      other Salomon      other Salomon      other Salomon      other Salomon
                             Brothers funds     Brothers funds     Brothers funds     Brothers funds     Brothers funds or
                             or Salomon         or Salomon         or Salomon         or Salomon         Salomon Brothers
                             Brothers Class A   Brothers Class B   Brothers Class C   Brothers Class O   Class Y shares of
                             shares of any of   shares of any of   shares of any of   shares of any of   any of the SB
                             the SB funds       the SB funds       the SB funds       the SB funds       funds'D'D'


 * Class A shares of all of the funds except for the money market funds (Cash Management Fund and New York Municipal Money Market Fund) are offered either with a 5.75% (Balanced, Large Cap Growth, Small Cap Growth, Investors Value, Capital, All Cap Value, and Mid Cap Funds), a 4.50% (High Yield Bond Fund and Strategic Bond Fund), 4.00% (National Tax Free Bond, California Tax Free Bond and New York Tax Free Bond Funds) or 2.00% (Short/Intermediate U.S. Government Fund) initial sales charge.


 ** Class A shares of the money market funds are not subject to a sales charge at the time of purchase. If you subsequently exchange shares of either of the money market funds for shares of another fund, a sales charge may be payable on Class A shares. Class B and Class C shares of the money market funds are not subject to a deferred sales charge unless the shares are obtained by exchange of shares from another fund which was acquired subject to a deferred sales charge. If you subsequently exchange Class B or Class C shares of a money market fund for shares of another fund, a deferred sales charge may become applicable in the case of Class B and an initial and a deferred sales charge may become applicable in the case of Class C shares. The period during which the shares are held in the money market funds are excluded from the holding period for determining the deferred sales charge and conversion to Class A shares. Class C shares of the Short/Intermediate U.S. Government Fund are not subject to a deferred sales charge.

*** All of the funds except for the money market funds pay a service fee with respect to Class A shares of 0.25% of average daily net assets and a service and distribution fee with respect to Class B shares of 1.00% of average daily net assets. The fee paid with respect to the Class A shares of California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund is both a distribution and service fee. All of the funds except for the money market funds pay a service and distribution fee with respect to Class C shares of either 0.75% (High Yield Bond, National Tax Free Bond, Strategic Bond, Short/Intermediate U.S. Government, California Tax Free Bond and New York Tax Free Bond Funds) or 1.00% (Capital, Investors Value, Small Cap Growth, Balanced, Large Cap Growth, All Cap Value, and Mid Cap Funds) of average daily net assets.

 'D' Except High Yield Bond Fund and Strategic Bond Fund, which are at least $15 million.


 'D'D' Subject to applicable minimum investment requirements.

                    Salomon Brothers Investment Series - 66

--------------------------------------------------------------------------------
 CLASS A SHARES

All Cap Value Fund, Balanced Fund, Capital Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund and Small Cap Growth Fund.

---------------------------------
                                   sales charge as       sales charge as            Broker/Dealer Commission
 Amount of investment              % of offering price   % of net invested amount   as a % of offering price
 Less than $50,000                        5.75%                    6.10%                     5.00%

------------------------------------------------------------------------------------------------------------
 $50,000 but less than $100,000           4.50%                    4.71%                     4.00%

 $100,000 but less than $250,000          4.00%                    4.17%                     3.50%

------------------------------------------------------------------------------------------------------------
 $250,000 but less than $500,000          2.75%                    2.83%                     2.50%

 $500,000 but less than $1
 million                                  2.25%                    2.30%                     2.00%

------------------------------------------------------------------------------------------------------------
 $1 million or more                        -0-                      -0-                    up to 1.00%

High Yield Bond Fund and Strategic Bond Fund.

---------------------------------
                                   sales charge as       sales charge as            Broker/Dealer Commission
 Amount of investment              % of offering price   % of net invested amount   as a % of offering price
 Less than $25,000                        4.50%                    4.71%                     4.00%

------------------------------------------------------------------------------------------------------------
 $25,000 but less than $50,000            4.00%                    4.17%                     3.50%

 $50,000 but less than $100,000           3.75%                    3.90%                     3.25%

------------------------------------------------------------------------------------------------------------
 $100,000 but less than $250,000          3.50%                    3.63%                     3.00%

 $250,000 but less than $500,000          2.50%                    2.56%                     2.00%

------------------------------------------------------------------------------------------------------------
 $500,000 but less than $750,000          2.00%                    2.04%                     1.75%

 $750,000 but less than $1
 million                                  1.50%                    1.52%                     1.25%

------------------------------------------------------------------------------------------------------------
 $1 million or more                        -0-                      -0-                    up to 1.00%

California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund.


---------------------------------
                                   sales charge as       sales charge as            Broker/Dealer Commission
 Amount of investment              % of offering price   % of net invested amount   as a % of offering price
 Less than $50,000                        4.00%                    4.17%                     3.50%

------------------------------------------------------------------------------------------------------------
 $50,000 but less than $100,000           3.75%                    3.90%                     3.25%

 $100,000 but less than $250,000          3.50%                    3.63%                     3.00%

------------------------------------------------------------------------------------------------------------
 $250,000 but less than $500,000          2.50%                    2.56%                     2.00%

 $500,000 but less than $750,000          2.00%                    2.04%                     1.75%

------------------------------------------------------------------------------------------------------------
 $750,000 but less than $1
 million                                  1.50%                    1.52%                     1.25%

 $1 million or more                        -0-                      -0-                    up to 1.00%


Short/Intermediate U.S. Government Fund.


---------------------------------
                                   sales charge as       sales charge as            Broker/Dealer Commission
 Amount of investment              % of offering price   % of net invested amount   as a % of offering price
 Less than $500,000                       2.00%                    2.04%                     1.80%

------------------------------------------------------------------------------------------------------------
 $500,000 or more                         -0-                      -0-                     up to 1.00%




CLASS A SALES
CHARGE
You buy Class A
shares at the
offering price, which
is the net asset
value plus a sales
charge. You pay a
lower sales charge if
the size of your
investment increases
to certain levels
called breakpoints.
You do not pay a
sales charge on the
fund's distributions
or dividends that
you reinvest in
additional Class A
shares.
You do not pay an
initial sales charge
when you buy
$1 million
($500,000 with
respect to the
Short/Intermediate
U.S. Government
Fund) or more of
Class A shares.
However, if you
redeem these
Class A shares
within one year of
purchase, you will
pay a deferred sales
charge of 1%. If you
did not pay an
initial sales charge
when buying
Class A shares due
to a waiver
applicable to
purchases by
qualified and
non-qualified
retirement plans
with an omnibus
relationship with the
fund, you will not
be subject to a
deferred sales charge.
See the description
under 'Class B
deferred sales
charge' as to how
the deferred sales
charge is calculated.

                    Salomon Brothers Investment Series - 67

The distributor of each fund may pay up to 1.00% to the broker/dealer or other intermediary for purchase amounts of $1 million ($500,000 with respect to the Short/Intermediate U.S. Government Fund) or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the broker/dealer or other intermediary will also receive the annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the fund's distributor will retain the service fee. Where the broker/dealer or other intermediary does not receive a payment of up to 1.00% from the fund's distributor, the broker/dealer or other intermediary will instead receive the annual service fee starting immediately after purchase. In certain cases, the broker/dealer or other intermediary may receive both a payment of up to 1% from the fund's distributor as well as the annual service fee starting immediately after purchase. Please contact your Financial Consultant or other intermediary for more information.

No sales charge is imposed on the sale of Class A shares of Cash Management Fund or New York Municipal Money Market Fund.

QUALIFYING FOR REDUCED CLASS A SALES CHARGES. There are several ways you can combine multiple purchases of Class A shares of the funds (excluding shares of the Cash Management Fund or the New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.
In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Financial Consultant or the fund's transfer agent if you have entered into a letter of intent, or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.

     Accumulation privilege -- lets you add the current value of Class A shares of the Salomon Brothers funds and Salomon Brothers shares of SB funds already owned by you or your spouse and your children under the age of 21 (except for Class A shares of Cash Management Fund and New York Municipal Money Market Fund) to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

     Group purchase -- lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

     Letter of intent -- lets you purchase Class A shares of the Salomon Brothers funds and Salomon Brothers shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares of the Salomon Brothers and/or Salomon Brothers shares of SB funds (excluding Class A shares of the Cash Management Fund and New York Municipal Money Market Fund) previously purchased within a 13-month period and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:

                    Salomon Brothers Investment Series - 68
     directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

     employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

     any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.

     participants in certain 'wrap-fee,' or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

     any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

     separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

     non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.

                    Salomon Brothers Investment Series - 69

--------------------------------------------------------------------------------
 CLASS B SHARES

                  You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. Broker/Dealers selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund are not subject to a deferred sales charge if they were not acquired upon exchange for Class B shares of another fund.

CLASS B DEFERRED SALES CHARGE

                               CLASS B DEFERRED SALES CHARGE TABLE

                        ---------------------------------------------
                                                                       DEFERRED SALES CHARGE AS A
                                                                       PERCENTAGE OF DOLLAR
                        YEAR(S) SINCE PURCHASE ORDER                   AMOUNT SUBJECT TO CHARGE

                        1st year                                                5%
                        greater than 1 year and up to 2 years                   4%
                        greater than 2 years and up to 4 years                  3%
                        greater than 4 years and up to 5 years                  2%
                        greater than 5 years and up to 6 years                  1%
                        greater than 6 years                                    0%

The deferred sales charge decreases as the number of years since your purchase increases.

                  CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

                  Shares are redeemed in this order:

                   Shares that represent appreciation.
                   Shares representing reinvested distributions and dividends. Other shares that are not subject to the deferred sales charge.
                   Class B shares held longest.

                  Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

                  DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for each share class will generally be waived in connection with:

                   Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder. Redemptions effected pursuant to each fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
                   A tax-free return of an excess contribution to any retirement plan.
                   Exchanges.
                   Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI).
                   Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs. Redemption proceeds from other funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).
                   Certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans. Redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.


                    Salomon Brothers Investment Series - 70

                  CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares as set forth in the below chart. This helps you because Class A shares generally have lower annual expenses. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses. Your Class B shares will convert to Class A shares as follows:

                        ------------------------
                        SHARES ISSUED AT INITIAL  SHARES ISSUED ON          SHARES ISSUED UPON
                        PURCHASE                  REINVESTMENT OF           EXCHANGE FROM ANOTHER
                                                  DISTRIBUTIONS AND         FUND
                                                  DIVIDENDS

                        Seven years after the     In same proportion that   On the date the shares
                        date of purchase (for     the number of Class B     originally acquired
                        purposes of calculating   shares converting is to   would have converted
                        the date of conversion    total Class B shares you  into Class A shares
                        all purchases are deemed  own
                        made on the last
                        business day of the
                        month)

                  MONEY MARKET FUNDS. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

                  PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

--------------------------------------------------------------------------------

 CLASS C SHARES

 You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares (other than Class C shares of the Short/Intermediate U.S. Government Fund) within one year of purchase, you will pay a deferred sales charge of 1%. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Broker/Dealers selling Class C shares receive a commission of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them, with such fee starting in the thirteenth month after purchase.

 Effective as of the date of the prospectus, Class 2 shares of the funds were renamed Class C shares.

 PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class C shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

                    Salomon Brothers Investment Series - 71

--------------------------------------------------------------------------------

 CLASS O SHARES

 You can buy Class O shares of a fund only if you currently own Class O shares of that fund or any other fund. There are no initial or deferred sales charges on these shares.

--------------------------------------------------------------------------------

 CLASS Y SHARES

 You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement ($15.0 million for High Yield Bond and Strategic Bond Funds). The initial investment minimum may be waived for certain omnibus and individual positions held by clients in certain Citigroup affiliated investment programs.

--------------------------------------------------------------------------------

 BUYING SHARES AND EXCHANGING SHARES

 You may purchase shares directly from a fund by opening an account with the funds' transfer agent, PFPC, or you may purchase shares through your broker or other financial intermediary, if the intermediary has entered into an agreement with the funds' distributor. If you purchase and hold the shares through a financial intermediary, that intermediary may have its own procedures relating to purchases, redemptions and exchanges, and may charge you certain fees that are not described here. Please consult your financial intermediary.

                   Shares of each fund may be initially purchased through PFPC Inc. ('PFPC' or the 'transfer agent') by completing an Account Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer.

                   Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. If you redeem shares purchased by check before the check clears, your redemption proceeds may be delayed for up to 15 days.

                   Write the transfer agent at the following address:

                                   [name of fund]
                                   c/o PFPC
                                   P.O. Box 9764
                                   Providence, RI 02940-9764

 BUYING SHARES
 BY MAIL

 You may make
 subsequent
 purchases by mail
 or, if you elect,
 by wire
--------------------------------------------------------------------------------

                  Subsequent investments may also be made by wiring funds to the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

                                  PNC Bank
                                  Pittsburgh, PA
                                  ABA No. 031000053
                                  Account No. 8606905097
                                  Attn: [name of fund]
                                  Salomon Brothers Mutual Fund Account Name:
                                  Salomon Brothers Mutual Fund Account Number:

                  To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

 BUYING SHARES
 BY WIRE

                    Salomon Brothers Investment Series - 72

 ---------------------------------------------------------------------------------------------------------
 ALL FUNDS EXCEPT CASH                                      PURCHASE IS EFFECTIVE
 MANAGEMENT FUND AND
 NEW YORK MUNICIPAL MONEY MARKET
 FUND

                                    If order and federal funds or
                                    check is received by the fund or
                                    its agent before the close of
                                    regular trading on the New York
                                    Stock Exchange (normally 4:00
                                    p.m., Eastern time):

                                                                        On that day

 Payment wired in federal                                               On the business day following
 funds or check received            If order and federal funds or       receipt
                                    check is received by the fund or
                                    its agent after the close of regular
                                    trading on the New York Stock
                                    Exchange (normally 4:00 p.m.,
                                    Eastern time):


----------------------------------------------------------------------------------------------------------
       CASH MANAGEMENT FUND                     PURCHASE IS EFFECTIVE                  DIVIDENDS BEGIN
      AND NEW YORK MUNICIPAL
        MONEY MARKET FUND

                                    If order and federal
                                    funds or check is
                                    received by the fund
                                    or its agent before
                                    noon, Eastern time:

 Payment wired in federal                                   At noon, Eastern time
 funds or check received                                    on that day             On that day

                                    If order and federal
                                    funds or check is
                                    received by the fund
                                    or its agent after
                                    noon, Eastern time,
                                    but before the close
                                    of New York Stock
                                    Exchange:               At close of New York    On the next business
                                                            Stock Exchange on       day after
                                                            that day                effectiveness

--------------------------------------------------------------------------------

                  You may authorize the transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of a fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

                   Amounts transferred must be at least $25 per transfer.

                   If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

                  For more information, contact your Financial Consultant or consult the SAI.

 AUTOMATIC
 INVESTMENT
 PLAN
--------------------------------------------------------------------------------

                  You may exchange shares of any fund for shares of the same class of another Salomon Brothers fund or Salomon Brothers shares of an SB fund.

                   Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

 EXCHANGE
 PRIVILEGE

                    Salomon Brothers Investment Series - 73

                   Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash Management Fund or New York Municipal Money Market Fund unless you acquired the shares of Cash Management Fund or New York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.

                   If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class B shares of Cash Management Fund or New York Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash Management Fund or the New York Municipal Money Market Fund.

                   Generally, if you exchange Class C shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class C shares of Cash Management Fund or New York Municipal Money Market Fund with respect to which a sales charge has not been applicable, those shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.

                   You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.
--------------------------------------------------------------------------------

                  You may request that shares of any class of a fund be exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing Application.

 SYSTEMATIC
 EXCHANGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 REDEEMING SHARES

 If you hold your shares through a financial intermediary, that intermediary may have its own redemption procedures, and may charge you certain fees that are not described here. Please consult your financial intermediary.


 You may redeem some or all of your shares by sending your    REDEMPTIONS BY MAIL
 redemption request in proper form to:

              PFPC Inc.
              c/o Salomon Brothers Investment Series
              P.O. Box 9764
              Providence, RI 02940-9764.

                    Salomon Brothers Investment Series - 74

 The written request for redemption must be in good order.    Generally, a properly
 This means that you have provided the following information  completed Redemption
 in order to be processed:                                    Form with any required
  Name of the fund                                            signature guarantee is
  Account number                                              all that is required
  Dollar amount or number of shares to redeem                 for a redemption. In
  Signature of each owner exactly as account is registered    some cases, however,
  Other documentation required by the transfer agent          other documents may be
 To be in good order, your request must include a signature   necessary.
 guarantee if:
  The proceeds of the redemption exceed $50,000
  The proceeds are not paid to the record owner(s) at the
  record address
  The shareholder(s) has had an address change in the past
  45 days
  The shareholder(s) is a corporation, sole proprietor,
  partnership, trust or
  fiduciary
 You can obtain a signature guarantee from most banks,
 dealers, brokers, credit unions and federal savings and
 loans, but not from a notary public.
-------------------------------------------------------------------------------------
 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to the transfer agent at (508) 871-9503.
 If fax redemptions are not available for any reason, you
 may use the fund's redemption by mail procedure described
 above.
-------------------------------------------------------------------------------------
 In all cases, your redemption price is the net asset value   REDEMPTION PAYMENTS
 next determined after your request is received in good       Any request that your
 order. Redemption proceeds normally will be sent within      redemption proceeds be
 seven days. However, if you recently purchased your shares   sent to a destination
 by check, your redemption proceeds may be delayed up to 15   other than your bank
 days. Your redemption proceeds can be sent by check to your  account or address of
 address of record or by wire transfer to a bank account      record must be in
 designated on your application.                              writing and must
                                                              include signature
 If shares of Cash Management Fund or New York Municipal      guarantees
 Money Market Fund are redeemed before noon, Eastern time,
 you will not receive that day's dividends. You will receive that day's dividends if you redeem after noon, Eastern
 time.
-------------------------------------------------------------------------------------
 You may transmit your redemption request to selected         REDEMPTIONS THROUGH
 dealers with which the distributor has entered into sales    SELECTED DEALERS
 agreements for the purchase of shares of the funds.
 Redemption orders received by these dealers before the New
 York Stock Exchange closes and which are timely transmitted to the transfer agent are effective that day. With respect
 to the Cash Management Fund and the New York Municipal
 Money Market Fund, redemption requests received by the
 dealer and transmitted to the Fund or its agent by 12:00
 p.m., Eastern time, on any day the New York Stock Exchange
 is open, will generally be effected on that same day. It is the responsibility of the dealer to transmit orders on a
 timely basis to the transfer agent. The dealer may charge
 you a fee for executing your order.
-------------------------------------------------------------------------------------
 You may redeem shares by wire in amounts of $500 or more if  REDEMPTIONS BY WIRE redemption by wire has been elected on your Account
 Application. To elect this service after opening your
 account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

  Telephone the redemption request to the transfer agent at
  (800) 446-1013

  Mail the request to the transfer agent at the address listed above

                    Salomon Brothers Investment Series - 75

 Proceeds of wire redemptions of $500 or more will be wired
 to the bank which is indicated on your Account Application.
 If you wish to wire redemptions to a different account, we
 must receive written instructions from you with a signature guarantee. With respect to the Cash Management Fund and New
 York Municipal Money Market Fund, if the transfer agent
 receives the wire request by 12:00 p.m., Eastern time, on
 any day the New York Stock Exchange is open, the redemption proceeds generally will be transmitted to your bank that
 same day. Checks for redemption proceeds of less than $500
 will be mailed to your address of record. You should note
 that your bank may charge you a fee in connection with
 money by wire.
-------------------------------------------------------------------------------------
 You may redeem shares by telephone unless you have elected   REDEMPTIONS BY
 not to participate in telephone redemptions on your Account  TELEPHONE
 Application, and the proceeds must be mailed to your
 address of record. In addition, you must be able to provide proper identification information. You may not redeem by
 telephone if your address has changed within the past 45
 days or if your shares are in certificate form. Telephone
 redemption requests may be made by calling the transfer
 agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m.,
 Eastern time on any day the New York Stock Exchange is
 open. If telephone redemptions are not available for any
 reason, you may use the fund's regular redemption procedure described above.
-------------------------------------------------------------------------------------
 You can arrange for the automatic redemption of a portion    AUTOMATIC CASH
 of your shares on a monthly or quarterly basis. To qualify,  WITHDRAWAL PLAN you must own shares of the fund with a value of at least
 $10,000 for monthly withdrawals and $5,000 for quarterly
 withdrawals ($7,500 in the case of the Investors Value Fund and the Capital Fund) and each automatic redemption must be at least $25 if made monthly.
-------------------------------------------------------------------------------------
 Check writing is available for Class A and Class O           CHECKWRITING PRIVILEGE
 shareholders of the Cash Management Fund and the New York
 Municipal Money Market Fund only. You must elect the
 redemption by check option on your Account Application. The redemption of shares may be made using redemption checks
 provided by the transfer agent. There is no charge for this service. The check must be for amounts of $500 or more. You will continue to earn dividends on the shares redeemed
 until the check clears the banking system. A fee of $10
 will be charged if there are insufficient funds to cover
 the amount of the check.

--------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

 Small account balances  If your account falls below $500 ($250 in the case of an IRA or self-employed retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500
                         after 30 days, the fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next
                         determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for
                         each class of shares of a fund. Each fund calculates its net asset value every day the New York Stock Exchange is open.
                         Each fund except Cash Management Fund and New York Municipal
                         Money Market Fund calculates its net asset value when
                         regular trading closes on the Exchange (normally 4:00 p.m.,
                         Eastern time). Cash Management Fund and New York Municipal
                         Money Market Fund each calculates its net asset value at
                         12:00 p.m., Eastern time.

                    Salomon Brothers Investment Series - 76


                         The funds generally value their securities based on market prices or quotations. The funds' currency conversions are
                         done when the London stock exchange closes, which normally is 12:00 p.m., Eastern time. When market prices or
                         quotations are not readily available, or when the manager
                         believes they are unreliable or that the value of a security has been materially affected by events occurring after a
                         foreign exchange closes, a fund may price those securities using fair value procedures approved by the fund's board. A fund may also use fair value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A
                         fund that uses fair value procedures to price securities may value those securities higher or lower than actual market
                         quotations or higher or lower than other funds using their own fair value procedures to price those same securities.
                         International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a
                         fund could change on days when you cannot buy or redeem
                         shares.


                         Cash Management Fund and New York Municipal Money Market
                         Fund each uses the amortized cost method to value its
                         portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the
                         difference between the principal amount due at maturity and the cost of the security to the fund.


                         In order to buy, redeem or exchange shares of a fund (other than a money market fund) at that day's price, your order
                         must be placed with the fund or its agent before the New
                         York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price. Orders for money market funds must be received by 12:00 p.m., Eastern time.

                         It is the responsibility of members of the funds' selling group to transmit all orders to buy, exchange or redeem shares to the funds' transfer agent on a timely basis.

-------------------------------------------------------------------------------------
                         Each fund has the right to:

                         Suspend the offering of shares.
                         Change or terminate shareholder programs.
                         Waive or change minimum and additional investment amounts.
                         Reject any purchase or exchange order.
                         Change, revoke or suspend the exchange privilege.
                         Suspend telephone transactions.
                         Suspend or postpone redemptions of shares on any day when
                         trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange
                         Commission.
-------------------------------------------------------------------------------------
 Redemptions in kind     Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.

                    Salomon Brothers Investment Series - 77

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

 The funds normally pay dividends and distribute capital gains, if any, as follows:

-------------------------------

                                   DIVIDENDS    INCOME DIVIDEND    CAPITAL GAIN    DISTRIBUTIONS
 FUND                              DECLARED      DISTRIBUTIONS    DISTRIBUTIONS     MOSTLY FROM

 All Cap Value                     annually        annually          annually           gain
 Fund
-------------------------------

 Balanced                            daily          monthly          annually           both
 Fund

 California Tax                      daily          monthly          annually          income
 Free Bond Fund
-------------------------------

 Capital Fund                      quarterly       quarterly         annually           gain

 Cash                             daily             monthly         annually*          income
 Management                       (to share-
 Fund                             holders of
                                  record at
                                  12:00 noon)
-------------------------------

 High Yield Bond                     daily          monthly          annually          income
 Fund

 Investors Value                   quarterly       quarterly         annually           gain
 Fund
-------------------------------

 Large Cap Growth                  annually        annually          annually           gain
 Fund

 Mid Cap Fund                      annually        annually          annually           gain
-------------------------------

 National                            daily          monthly          annually          income
 Tax Free Bond
 Fund

 New York                         daily             monthly         annually*          income
 Municipal                        (to share-
 Money Market                     holders of
 Fund                             record at
                                  12:00 noon)
-------------------------------

 New York Tax                        daily          monthly          annually          income
 Free Bond Fund

 Short/Intermediate                  daily          monthly          annually          income
 U.S. Government Fund
-------------------------------

 Small Cap                         annually        annually          annually           gain
 Growth Fund

 Strategic Bond                      daily          monthly          annually          income
 Fund

 *Each money market fund anticipates that it will normally not earn or distribute any long-term capital gains.

DIVIDENDS
AND
DISTRIBUTIONS

Annual distributions
of income and capital
gains normally take
place at the end of
the year in which the
income or gain is
realized or the
beginning of the next
year.

                    Salomon Brothers Investment Series - 78

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.
--------------------------------------------------------------------------------

The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as the result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:


---------------------------------------

 TRANSACTION                            FEDERAL TAX STATUS

 Redemption or exchange of shares       Usually capital gain or loss; long-term only if
                                        shares owned more than one year
---------------------------------------

 Distributions of net capital gain      Long-term capital gain
 (excess of net long-term capital gain
 over net short-term capital loss)

 Exempt-interest dividends              Exempt from income tax (see below)
---------------------------------------

 Distributions of qualified dividend    Qualified dividend income
 income

 Other ordinary dividends (including    Ordinary income
 distributions of net short-term
 capital gain)

TAXES

In general, redeeming
shares, exchanging
shares and receiving
distributions (whether
in cash or additional
shares) are all taxable
events.

Distributions of net capital gain (i.e. the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and New York Municipal Money Market Fund intend to distribute the interest they earn on tax exempt municipal bonds as exempt-interest dividends. These dividends are generally excluded from gross income for federal income tax purposes, but may be subject to state and local income taxes. The New York Tax Free Bond Fund's and the New York Municipal Money Market Fund's exempt-interest dividends will be exempt from New York State and New York City personal income taxes to the extent paid from interest on New York municipal securities, and the California Tax Free Bond

                    Salomon Brothers Investment Series - 79

Fund's exempt-interest dividends will be exempt from California State personal income taxes to the extent paid from interest on California municipal securities. Exempt-interest dividends may increase your federal alternative minimum tax liability, and may increase the tax on social security and railroad retirement benefits.

After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, a fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on taxable dividends and other payments that are subject to such withholding. In addition, if you do not provide a fund with certain certifications (including, if you are a U.S. citizen or resident, your taxpayer identification number), you will be subject to backup withholding on your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on foreign shareholders. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.


                    Salomon Brothers Investment Series - 80

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each fund for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables, except as noted below, was audited by PricewaterhouseCoopers LLP, independent auditors, whose report on the financial statements including such information is included in the annual report (available upon request).

 Effective as of the date of the prospectus, Class 2 shares of the funds were renamed Class C shares.

 Prior to September 16, 2002, the California Tax Free Bond Fund, National Tax Free Bond, New York Tax Free Bond and Short/Intermediate U.S. Government Fund were known as California Tax Free Income Fund, National Tax Free Income Fund, New York Tax Free Income Fund and U.S. Government Income Fund, respectively. As of the close of business on July 12, 2001, all outstanding shares of the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund were reclassified as Class A shares. Prior to that date, the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund were known as Citi California Tax Free Income Fund, Citi National Tax Free Income Fund and Citi New York Tax Free Income Fund, respectively.

 The information in the financial highlights tables for the fiscal years ended December 31, 2002 and 2003 for each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund was audited by KPMG LLP, independent auditors, whose report, along with those funds' financial statements, is included in their annual report (available upon request). The information in the financial highlights tables for the fiscal year ended December 31, 2001 and prior periods for each of these funds was audited by other independent auditors.

                    Salomon Brothers Investment Series - 81

                               ALL CAP VALUE FUND

                            CLASS A SHARES          CLASS B SHARES           CLASS C SHARES           CLASS O SHARES
                           -----------------------------------------------------------------------------------------------
                           -----------------------------------------------------------------------------------------------
                            2003    2002(1)     2003     2002    2001(4)     2003    2002(5)     2003      2002    2001(6)
                           -----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $ 9.58   $13.30     $ 9.49   $13.60   $12.88     $ 9.51   $ 13.19    $  9.59   $13.62   $ 12.50
                           ------   ------     ------   ------   ------     ------   -------    -------   ------   -------
INCOME (LOSS) FROM
 OPERATIONS:
   Net Investment (loss)
    income(2)               (0.02)    0.02      (0.10)   (0.08)   (0.01)     (0.10)    (0.08)      0.01     0.01      0.01
   Net realized and
    unrealized gain
    (loss)                   3.77    (3.73)      3.72    (4.02)    0.73       3.73     (3.59)      3.78    (4.02)     1.11
                           ------   ------     ------   ------   ------     ------   -------    -------   ------   -------
TOTAL INCOME (LOSS) FROM
 OPERATIONS                  3.75    (3.71)      3.62    (4.10)    0.72       3.63     (3.67)      3.79    (4.01)     1.12
                           ------   ------     ------   ------   ------     ------   -------    -------   ------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income     --       --         --       --       --         --       --         (0.01)   (0.01)    --
   Net realized gains        --      (0.01)      --      (0.01)    --         --       (0.01)     --       (0.01)    --
                           ------   ------     ------   ------   ------     ------   -------    -------   ------   -------
Total Distributions          --      (0.01)      --      (0.01)    --         --       (0.01)     (0.01)   (0.02)    --
                           ------   ------     ------   ------   ------     ------   -------    -------   ------   -------
NET ASSET VALUE, END OF
 YEAR                      $13.33   $ 9.58     $13.11   $ 9.49   $13.60     $13.14   $  9.51    $ 13.37   $ 9.59   $ 13.62
                           ------   ------     ------   ------   ------     ------   -------    -------   ------   -------
                           ------   ------     ------   ------   ------     ------   -------    -------   ------   -------
TOTAL RETURN(3)              39.1%   (27.9)%'DD' 38.2%   (30.2)%    5.6%'DD'  38.2%    (27.9)%'DD' 39.5%   (29.5)%     9.0%'DD'
NET ASSETS, END OF YEAR
 (000S)                    $  441   $  119     $  308   $  140   $   11     $   58   $    46    $10,723   $7,673   $10,893
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                  1.50%    1.50%'D'   2.25%    2.25%    2.25%'D'   2.25%     2.25%'D'    1.25%   1.25%     1.25%'D'
   Net investment income
    (loss)                  (0.16)   (0.17)'D'  (0.90)   (0.79)   (0.55)'D'  (0.90)    (0.83)'D'    0.09    0.07      0.45'D'
PORTFOLIO TURNOVER RATE        28%      42%        28%      42%    3.51%        28%       42%        28%      42%     3.51%
Before applicable waiver
 of management fee and
 expenses absorbed by
 SaBAM, net investment
 loss per share and
 expense ratios would
 have been:
   Net investment loss
    per share(2)           $(0.13)  $(0.17)    $(0.22)  $(0.30)  $(0.03)    $(0.24)  $ (0.29)   $ (0.09)  $(0.22)  $ (0.02)
   Expense ratio             2.57%    3.56%'D'   3.36%    4.37%    3.36%'D'   3.52%     4.34%'D'    2.14%   3.35%     2.36%'D'

               --------------------------------------------------

(1) For the period January 25, 2002 (inception date) to December 31, 2002.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4) For the period November 8, 2001 (inception date) to December 31, 2001.
(5) For the period from January 17, 2002 (inception date) to December 31, 2002.
(6) For the period from October 15, 2001 (inception date) to December 31, 2001. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D'  Annualized.

                    Salomon Brothers Investment Series - 82

                                 BALANCED FUND

                                           CLASS A SHARES                                    CLASS B SHARES
                           -------------------------------------------------------------------------------------------------
                           -------------------------------------------------------------------------------------------------
                            2003      2002      2001      2000      1999      2003      2002      2001      2000      1999
                           -------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $ 11.48   $ 12.39   $ 12.84   $ 12.81   $ 13.11   $ 11.41   $ 12.32   $ 12.77   $ 12.76   $ 13.08
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment income      0.32*     0.39*     0.48*     0.54*     0.50*     0.23*     0.30*     0.39*     0.44*     0.40*
   Net realized and
    unrealized gain
    (loss)                    1.57     (0.80)    (0.36)     0.44     (0.08)     1.55     (0.79)    (0.35)     0.44     (0.08)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) from
 Operations                   1.89     (0.41)     0.12      0.98      0.42      1.78     (0.49)     0.04      0.88      0.32
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income     (0.30     (0.35)    (0.46)    (0.50)    (0.50)    (0.21)    (0.27)    (0.38)    (0.42)    (0.42)
   Net realized gains        (0.18)    (0.15)    (0.11)    (0.45)    (0.22)    (0.18)    (0.15)    (0.11)    (0.45)    (0.22)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions          (0.48)    (0.50)    (0.57)    (0.95)    (0.72)    (0.39)    (0.42)    (0.49)    (0.87)    (0.64)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
 YEAR                      $ 12.89   $ 11.48   $ 12.39   $ 12.84   $ 12.81   $ 12.80   $ 11.41   $ 12.32   $ 12.77   $ 12.76
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(1)              16.9%      (3.3)%    1.0%      7.9%      3.2%     15.9%      (4.0)%    0.3%      7.1%      2.4%
NET ASSETS, END OF YEAR
 (000S)                    $51,639   $29,341   $25,607   $24,290   $35,386   $34,972   $44,574   $61,485   $73,311   $97,656
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                  0.95%     0.95%     0.95%     0.95%     0.95%     1.70%     1.70%     1.69%     1.70%     1.70%
   Net investment income      2.64      3.24      3.79      4.19      3.79      1.94      2.46      3.05      3.43      3.03
PORTFOLIO TURNOVER RATE        93%       36%       55%       28%       34%       93%       36%       55%       28%       34%



Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
    per share              $ 0.28*   $ 0.35*   $ 0.44*   $ 0.51*   $ 0.47*   $ 0.19*   $ 0.26*   $ 0.36*   $ 0.41*   $ 0.37*
   Expense ratio             1.27%     1.24%     1.25%     1.18%     1.17%     2.00%     1.99%     1.88%     1.93%     1.92%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
*  Per share amounts have been calculated using the average shares method.

                                 BALANCED FUND

                                           CLASS C SHARES                                    CLASS O SHARES
                           -------------------------------------------------------------------------------------------------
                           -------------------------------------------------------------------------------------------------
                            2003      2002      2001      2000      1999      2003      2002      2001      2000      1999
                           -------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $ 11.44   $ 12.35   $ 12.81   $ 12.79   $ 13.11   $ 11.56   $ 12.47   $ 12.91   $ 12.88   $ 13.18
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment income      0.23*     0.30*     0.38*     0.44*     0.41*     0.36*     0.42*     0.52*     0.58*     0.54*
   Net realized and
    unrealized gain
    (loss)                    1.56     (0.79)    (0.35)     0.45     (0.09)     1.57     (0.80)    (0.36)     0.43     (0.09)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL INCOME (LOSS) FROM
 OPERATIONS                   1.79     (0.49)     0.03      0.89      0.32      1.93     (0.38)     0.16      1.01      0.45
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income     (0.21)    (0.27)    (0.38)    (0.42)    (0.42)    (0.33)    (0.38)    (0.49)    (0.53)    (0.53)
   Net realized gains        (0.18)    (0.15)    (0.11)    (0.45)    (0.22)    (0.18)    (0.15)    (0.11)    (0.45)    (0.22)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions          (0.39)    (0.42)    (0.49)    (0.87)    (0.64)    (0.51)    (0.53)    (0.60)    (0.98)    (0.75)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
 YEAR                      $ 12.84   $ 11.44   $ 12.35   $ 12.81   $ 12.79   $ 12.98   $ 11.56   $ 12.47   $ 12.91   $ 12.88
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(1)              16.0%      (4.0)%    0.2%      7.2%      2.4%     17.1%      (3.1)%    1.3%      8.1%      3.4%
NET ASSETS, END OF YEAR
 (000S)                    $33,069   $18,168   $16,564   $15,496   $21,030   $ 1,753   $ 1,487   $ 1,150   $ 1,504   $ 1,460
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                  1.70%     1.70%     1.69%     1.70%     1.70%     0.70%     0.70%     0.70%     0.70%     0.70%
   Net investment income      1.88      2.48      3.03      3.45      3.04      2.92      3.47      4.03      4.45      4.00
PORTFOLIO TURNOVER RATE        93%       36%       55%       28%       34%       93%       36%       55%       28%       34%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
    per share              $ 0.20*   $ 0.26*   $ 0.37*   $ 0.41*   $ 0.38*   $ 0.34*   $ 0.38*   $ 0.50*   $ 0.55*   $ 0.51*
   Expense ratio             1.93%     1.99%     1.84%     1.94%     1.92%     0.86%     0.99%     0.79%     0.93%     0.92%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
*  Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 83

                         CALIFORNIA TAX FREE BOND FUND

                                                                     CLASS A                            CLASS B
                                                 -----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------------
                                                  2003      2002      2001      2000      1999      2003      2002     2001(4)
                                                 -----------------------------------------------------------------------------
Net asset value, beginning of year               $ 10.63   $ 10.17   $ 10.31   $  9.43   $ 10.08   $ 10.63   $ 10.18   $ 10.51
                                                 -------   -------   -------   -------   -------   -------   -------   -------
Income (loss) from operations:
 Net investment income                              0.39*     0.39*     0.43      0.44      0.40      0.31*     0.30*     0.07*
 Net realized and unrealized gain (loss)            0.07      0.46     (0.14)     0.88     (0.65)     0.08      0.46     (0.32)
                                                 -------   -------   -------   -------   -------   -------   -------   -------
Total income (loss) from operations                 0.46      0.85      0.29      1.32     (0.25)     0.39      0.76     (0.25)
                                                 -------   -------   -------   -------   -------   -------   -------   -------
Less distributions from:
 Net investment income                             (0.39)    (0.39)    (0.43)    (0.44)    (0.40)    (0.31)    (0.31)    (0.08)
                                                 -------   -------   -------   -------   -------   -------   -------   -------
Total distributions                                (0.39)    (0.39)    (0.43)    (0.44)    (0.40)    (0.31)    (0.31)    (0.08)
                                                 -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of year                     $ 10.70   $ 10.63   $ 10.17   $ 10.31   $  9.43   $ 10.71   $ 10.63   $ 10.18
                                                 -------   -------   -------   -------   -------   -------   -------   -------
                                                 -------   -------   -------   -------   -------   -------   -------   -------
Ratios/supplemental data:
Net assets, end of year (000s)                   $13,009   $15,280   $16,332   $20,748   $34,396   $   178   $   247   $    52
 Ratio of expenses to average net
   assets(1)(2)(5)(7)(9)                           0.80%     0.80%     0.80%     0.80%     0.70%     1.55%     1.53%     1.56%'D'
 Ratio of expenses to average net assets after
   fees paid indirectly(1)                           N/A       N/A     0.81%     0.81%     0.70%       N/A       N/A     1.57%'D'
 Ratio of net investment income to average net
   assets                                           3.64      3.71      4.04      4.52      4.06      2.86      2.88      3.23'D'
Portfolio turnover rate                               0%        9%        8%       58%      116%        0%        9%        8%
Total return(3)                                    4.40%     8.47%     2.83%    14.33%   (2.54)%     3.70%     7.66%   (2.39)%'DD'

Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per share                 0.32*     0.26*     0.24      0.34      0.33*     0.25*     0.17*     0.03*
Ratios:
 Expenses to average net assets                 1.40%     2.05%     2.43%     1.82%     1.41%     2.11%     2.76%     3.19%'D'
 Net investment income to average net assets    3.04%     2.46%     2.41%     3.52%     3.35%     2.31%     1.66%     1.60%'D'

                                  CAPITAL FUND

                                           CLASS A SHARES                                      CLASS B SHARES
                         -------------------------------------------------------------------------------------------------------
                         -------------------------------------------------------------------------------------------------------
                           2003       2002       2001      2000      1999        2003     2002       2001       2000      1999
                         -------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR       $  18.87   $  25.09   $  25.44   $ 25.29   $ 22.92  $  18.28   $  24.45   $  24.86   $  24.86   $ 22.63
                         --------   --------   --------   -------   -------  --------   --------   --------   --------   -------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment income
    (loss)                   0.05*     0.13*       0.24*     0.17*     0.15*    (0.14)*    (0.05)*     0.04*     (0.04)*   (0.04)*
   Net realized and
    unrealized gain
    (loss)                   8.18      (6.30)      0.16      4.53      4.99      7.90      (6.12)      0.16       4.46      4.92
                         --------   --------   --------   -------   -------  --------   --------   --------   --------   -------
Total Income (Loss) From
 Operations                  8.23      (6.17)      0.40      4.70      5.14      7.76      (6.17)      0.20       4.42      4.88
                         --------   --------   --------   -------   -------  --------   --------   --------   --------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income    (0.02)     (0.05)     (0.20)    (0.13)    (0.18)    (0.01)     --         (0.06)     --        (0.06)
   Net realized gains       --         --         (0.55)    (4.42)    (2.59)    --         --         (0.55)     (4.42)    (2.59)
   Capital                  (0.04)     --         --        --        --        (0.01)     --         --         --        --
                         --------   --------   --------   -------   -------  --------   --------   --------   --------   -------
Total Distributions         (0.06)     (0.05)     (0.75)    (4.55)    (2.77)    (0.02)     --         (0.61)     (4.42)    (2.65)
                         --------   --------   --------   -------   -------  --------   --------   --------   --------   -------
NET ASSET VALUE, END OF
 YEAR                    $  27.04   $  18.87   $  25.09   $ 25.44   $ 25.29  $  26.02   $  18.28   $  24.45   $  24.86   $ 24.86
                         --------   --------   --------   -------   -------  --------   --------   --------   --------   -------
                         --------   --------   --------   -------   -------  --------   --------   --------   --------   -------
TOTAL RETURN(1)             43.8%     (24.6%)      1.6%     18.9%     23.1%     42.5%     (25.2%)      0.8%      18.1%     22.2%
NET ASSETS, END OF YEAR
 (000S)                  $336,324   $219,140   $277,998   $109,786  $29,814  $405,893   $299,391   $363,817   $195,736   $79,678
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                 1.08%      1.12%      1.07%     1.16%     1.27%     1.94%      1.95%      1.86%      1.91%     2.02%
   Net investment income
    (loss)                   0.21       0.61       0.94      0.66      0.61     (0.65)     (0.22)      0.15     (0.14)    (0.16)
PORTFOLIO TURNOVER RATE      107%       107%        72%       97%      126%      107%       107%        72%        97%      126%

               --------------------------------------------------

 (1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 (2) For the period from January 31, 2001 (inception date) to December 31, 2001.
  * Per share amounts have been calculated using the average shares method. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                    Salomon Brothers Investment Series - 84

                         CALIFORNIA TAX FREE BOND FUND

       CLASS C                     CLASS O
-------------------------------------------------
             YEAR ENDED DECEMBER 31,
-------------------------------------------------
 2003         2002(6)        2003         2002(8)
-------------------------------------------------
$ 10.63       $ 10.76       $ 10.63       $ 10.81
-------       -------       -------       -------
   0.33*         0.10*         0.42*         0.09*
   0.07         (0.13)         0.08         (0.18)
-------       -------       -------       -------
   0.40         (0.03)         0.50         (0.09)
-------       -------       -------       -------
  (0.33)        (0.10)        (0.42)        (0.09)
-------       -------       -------       -------
  (0.33)        (0.10)        (0.42)        (0.09)
-------       -------       -------       -------
$ 10.70       $ 10.63       $ 10.71       $ 10.63
-------       -------       -------       -------
-------       -------       -------       -------
$    27       $    26       $     2       $     2
  1.30%         1.30%'D'      0.45%         0.47%'D'
    N/A           N/A           N/A           N/A
   3.14          3.07'D'       3.94          3.94'D'
     0%            9%'D'         0%            9%
  3.87%       (0.28)%'DD'     4.76%       (0.79)%'DD'

$  0.27*      $  0.06*      $  0.35*      $  0.06*
  1.89%         2.51%'D'      1.06%         1.70%'D'
  2.55%         1.86%'D'      3.33%         2.72%'D'



               --------------------------------------------------

(1) The expense ratios for 2001, 2000 and 1999 reflect the effects of expense offset arrangements with it service providers.
(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is not guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4)  For a period October 5, 2001 (inception date) to December 31, 2001.
(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares.
(6)  For the period September 9, 2002 (inception date) to December 31, 2002.
(7) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30% for Class C shares.
(8)  For the period October 8, 2002 (inception to date) to December 31, 2002.
(9) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.55% for Class O shares.
 * Per share amounts have been calculated using the monthly average shares method.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.


                                  CAPITAL FUND

                  CLASS C SHARES                                         CLASS O SHARES
----------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------
  2003       2002       2001       2000      1999       2003       2002       2001       2000       1999
----------------------------------------------------------------------------------------------------------
$  18.31   $  24.50   $  24.90   $  24.90   $ 22.69   $  19.08   $  25.27   $  25.61   $  25.43   $  22.99
--------   --------   --------   --------   -------   --------   --------   --------   --------   --------
   (0.13)*    (0.05)*     0.04*     (0.03)*   (0.04)*     0.14*      0.23*      0.34*      0.23*      0.22*
    7.91      (6.14)      0.17       4.45      4.91       8.28      (6.34)      0.16       4.57       5.00
--------   --------   --------   --------   -------   --------   --------   --------   --------   --------
    7.78      (6.19)      0.21       4.42      4.87       8.42      (6.11)      0.50       4.80       5.22
--------   --------   --------   --------   -------   --------   --------   --------   --------   --------
   (0.01)     --         (0.06)     --        (0.07)     (0.03)     (0.08)     (0.29)     (0.20)     (0.19)
   --         --         (0.55)     (4.42)    (2.59)     --         --         (0.55)     (4.42)     (2.59)
   (0.01)     --         --         --        --         (0.05)     --         --         --         --
--------   --------   --------   --------   -------   --------   --------   --------   --------   --------
   (0.02)     --         (0.61)     (4.42)    (2.66)     (0.08)     (0.08)     (0.84)     (4.62)     (2.78)
--------   --------   --------   --------   -------   --------   --------   --------   --------   --------
$  26.07   $  18.31   $  24.50   $  24.90   $ 24.90   $  27.42   $  19.08   $  25.27   $  25.61   $  25.43
--------   --------   --------   --------   -------   --------   --------   --------   --------   --------
--------   --------   --------   --------   -------   --------   --------   --------   --------   --------
   42.5%      (25.3)%     0.8%      18.0%     22.2%      44.3%      (24.3)%     2.0%      19.2%      23.4%
$518,298   $354,434   $389,731   $122,307   $24,830   $294,073   $187,241   $221,979   $227,739   $215,308
   1.92%      1.96%      1.84%      1.91%     2.02%      0.65%      0.67%      0.67%      0.90%      1.01%
   (0.63)     (0.22)     0.16      (0.12)    (0.18)       0.64       1.07       1.32       0.84       0.91
    107%       107%        72%        97%      126%       107%       107%        72%        97%       126%



            CLASS Y SHARES
---------------------------------------
  2003      2002     2001(2)
---------------------------------------
$  19.10   $ 25.30   $  27.48
--------   -------   --------
    0.15*     0.24*      0.30*
    8.29     (6.36)     (1.67)
--------   -------   --------
    8.44     (6.12)     (1.37)
--------   -------   --------
   (0.03)    (0.08)     (0.26)
   --        --         (0.55)
   (0.05)    --         --
--------   -------   --------
   (0.08)    (0.08)     (0.81)
--------   -------   --------
$  27.46   $ 19.10   $  25.30
--------   -------   --------
--------   -------   --------
   44.4%     (24.3)% (5.0)%'DD'
$ 32,927   $22,807   $ 44,277
   0.63%     0.65%   0.66%'D'

    0.66      1.07    1.33'D'
    107%      107%        72%


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(2)  For the period from January 31, 2001 (inception date) to December 31, 2001.
  * Per share amounts have been calculated using the average shares method. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                    Salomon Brothers Investment Series - 85

                              CASH MANAGEMENT FUND

                                           CLASS A SHARES                                    CLASS B SHARES
                           ------------------------------------------------------------------------------------------------
                           ------------------------------------------------------------------------------------------------
                              2003    2002      2001      2000      1999      2003      2002      2001     2000      1999
                           ------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000    $ 1.000   $1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
Net investment income        0.007     0.013     0.035     0.058     0.047    0.007      0.013    0.035     0.058     0.047
Dividends from net
 investment income          (0.007)   (0.013)   (0.035)   (0.058)   (0.047)  (0.007)    (0.013)  (0.035)   (0.058)   (0.047)
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
NET ASSET VALUE, END OF
 YEAR                      $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000    $ 1.000   $1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
TOTAL RETURN(1)               0.7%      1.3%      3.6%      6.0%      4.8%     0.7%       1.3%     3.6%      6.0%      4.8%
NET ASSETS, END OF YEAR
 (000S)                    $22,242   $12,690   $18,083   $ 5,622   $20,702   $8,325    $12,927   $7,459   $11,079   $20,476
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                  0.55%     0.55%     0.55%     0.55%     0.53%    0.55%      0.55%    0.55%     0.55%     0.53%
   Net investment income      0.66      1.30      3.22      5.87      4.65     0.69       1.25     3.57      5.79      4.72
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income   $ 0.005   $ 0.009   $ 0.030   $ 0.060     N/A     $0.003    $ 0.011   $0.033   $ 0.060     N/A
   Expense ratio             0.72%     0.79%     0.82%     0.71%     N/A      0.81%      0.80%    0.83%     0.71%     N/A


               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures reflect fee waivers or expense reimbursements in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.
 * Amount represents less than $0.001 per share.

                              HIGH YIELD BOND FUND

                                          CLASS A SHARES                                      CLASS B SHARES
                      -----------------------------------------------------------------------------------------------------
                      -----------------------------------------------------------------------------------------------------
                         2003        2002       2001       2000       1999        2003        2002        2001       2000
                      -----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR    $     7.23   $   7.52   $   8.10   $   9.48   $    9.89   $   7.27   $     7.55   $   8.13   $   9.48
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment
   income                   0.59*      0.64*      0.80*      1.00*       1.01*      0.53*        0.59*      0.75*      0.94*
   Net realized and
   unrealized gain
   (loss)                   1.07      (0.19)     (0.47)     (1.32)      (0.36)      1.08        (0.18)     (0.49)     (1.32)
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
Total income (Loss)
 from Operations            1.66       0.45       0.33      (0.32)       0.65       1.61         0.41       0.26      (0.38)
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
LESS DISTRIBUTIONS
 FROM:
   Net investment
   income                  (0.60)     (0.64)     (0.79)     (1.00)      (1.06)     (0.54)       (0.60)     (0.73)     (0.91)
   Capital                --          (0.10)     (0.12)     (0.06)     --          --           (0.09)     (0.11)     (0.06)
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
Total Distributions         0.60      (0.74)     (0.91)     (1.06)      (1.06)     (0.54)       (0.69)     (0.84)     (0.97)
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
NET ASSET VALUE, END
 OF YEAR              $     8.29   $   7.23   $   7.52   $   8.10   $    9.48   $   8.34   $     7.27   $   7.55   $   8.13
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
TOTAL RETURN(1)'DD'        23.8%       6.4%       4.2%     (3.6)%        7.0%      22.9%         5.8%       3.3%     (4.2)%
NET ASSETS, END OF
 YEAR (000S)          $1,148,273   $196,733   $102,706   $100,065   $ 125,568   $235,293   $  194,187   $214,204   $250,003
RATIOS TO AVERAGE
 NET ASSETS'D':
   Expenses                1.25%      1.31%      1.28%      1.24%       1.27%      2.01%        2.07%      2.03%      1.99%
   Net investment
   income                   7.34       8.86      10.14      11.32       10.46       6.74         8.12       9.44      10.56





PORTFOLIO TURNOVER
 RATE                        78%       106%       131%        79%         65%        78%         106%       131%        79%
Before applicable
 waiver of
 management fee,
 expenses absorbed
 by SaBAM and
 credits earned on
 custodian cash
 balances, net
 investment income
 per share and
 expense ratios
 would have been:
   Net investment
    income               N/A         N/A        N/A        N/A      $   1.01*        N/A          N/A     N/A        N/A
   Expense ratio         N/A         N/A        N/A        N/A          1.29%        N/A          N/A     N/A        N/A






                      HIGH YIELD
                      BOND FUND
                       CLASS B
                       SHARES
                      --------
                        1999
NET ASSET VALUE,
 BEGINNING OF YEAR    $   9.87
                      --------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment
   income                 0.94*
   Net realized and
   unrealized gain
   (loss)                (0.36)
                      --------
Total income (Loss)
 from Operations          0.58
                      --------
LESS DISTRIBUTIONS
 FROM:
   Net investment
   income                (0.97)
   Capital               --
                      --------
Total Distributions      (0.97)
                      --------
NET ASSET VALUE, END
 OF YEAR              $   9.48
                      --------
                      --------
TOTAL RETURN(1)'DD'       6.3%
NET ASSETS, END OF
 YEAR (000S)          $311,832
RATIOS TO AVERAGE
 NET ASSETS'D':
   Expenses              2.02%
   Net investment
   income                 9.74
PORTFOLIO TURNOVER
 RATE                      65%
Before applicable
 waiver of
 management fee,
 expenses absorbed
 by SaBAM and
 credits earned on
 custodian cash
 balances, net
 investment income
 per share and
 expense ratios
 would have been:
   Net investment
    income            $  0.94*
   Expense ratio         2.03%


               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.
(2)  For the period April 2, 2003 (inception date) to December 31, 2003.
 * Per share amounts have been calculated using the monthly average shares method.
'DD' Total return for Class Y shares is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized for Class Y shares.

                    Salomon Brothers Investment Series - 86

                              CASH MANAGEMENT FUND

                CLASS C SHARES                                      CLASS O SHARES
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 2003      2002      2001      2000      1999        2003       2002      2001      2000      1999
----------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
  0.007     0.013     0.035     0.058     0.047        0.007     0.013     0.035     0.058     0.047
 (0.007)   (0.013)   (0.035)   (0.058)   (0.047)      (0.007)   (0.013)   (0.035)   (0.058)   (0.047)
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
   0.7%      1.3%      3.6%      6.0%      4.8%         0.7%      1.3%      3.6%      6.0%      4.8%
$ 2,760   $ 9,109   $ 4,061   $ 1,978   $ 1,932   $    3,688   $15,982   $ 5,816   $ 5,718   $ 9,034
  0.55%     0.55%     0.55%     0.55%     0.53%        0.55%     0.55%     0.55%     0.55%     0.53%
   0.70      1.24      3.25      5.90      4.67         0.70      1.25      3.43      5.82      4.67

$ 0.000*  $ 0.011   $ 0.030   $ 0.060     N/A     $   (0.008)  $ 0.011   $ 0.032   $ 0.060       N/A
  0.83%     0.80%     0.83%     0.72%     N/A          1.96%     0.80%     0.83%     0.71%       N/A


               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures reflect fee waivers or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.
 *  Amount represents less than $0.001 per share.

                              HIGH YIELD BOND FUND


                                                                                                         CLASS Y
                 CLASS C SHARES                                       CLASS O SHARES                      SHARES
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  2003       2002      2001      2000      1999        2003       2002      2001      2000      1999     2003(2)
----------------------------------------------------------------------------------------------------------------
$   7.30   $   7.59   $  8.16   $  9.50   $  9.86   $     7.22   $  7.51   $  8.10   $  9.48   $  9.89   $  7.58
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
    0.56*      0.61*     0.76*     0.96*     0.96*        0.62*     0.67*     0.84*     1.03*     1.04*     0.38*
    1.09      (0.19)    (0.47)    (1.33)    (0.35)        1.08     (0.19)    (0.49)    (1.32)    (0.36)     0.78
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
    1.65       0.42      0.29     (0.37)     0.61         1.70      0.48      0.35     (0.29)     0.68      1.16
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
   (0.57)     (0.61)    (0.75)    (0.91)    (0.97)       (0.63)    (0.67)    (0.82)    (1.02)    (1.09)    (0.46)
   --         (0.10)    (0.11)    (0.06)    --          --         (0.10)    (0.12)    (0.07)    --        --
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
   (0.57)     (0.71)    (0.86)    (0.97)    (0.97)       (0.63)    (0.77)    (0.94)    (1.09)    (1.09)    (0.46)
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
$   8.38   $   7.30   $  7.59   $  8.16   $  9.50   $     8.29   $  7.22   $  7.51   $  8.10   $  9.48   $  8.28
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
   23.4%       5.9%      3.6%    (4.1)%      6.6%        24.4%      6.9%      4.5%    (3.3)%      7.3%     15.7%
$317,704   $128,759   $77,726   $67,938   $84,527   $   94,445   $47,874   $24,990   $13,027   $13,537   $11,293
   1.71%      1.80%     1.77%     1.74%     1.79%        0.86%     0.92%     0.87%     0.99%     1.02%     0.88%
   6.93%      8.36%     9.64%    10.82%     9.95%        7.87%     9.31%    10.54%    11.56%    10.76%     7.34%
     78%       106%      131%       79%       65%          78%      106%      131%       79%       65%       78%
    N/A        N/A        N/A       N/A   $ 0.96*         N/A       N/A       N/A       N/A     $ 1.04*     N/A
    N/A        N/A        N/A       N/A     1.81%         N/A       N/A       N/A       N/A       1.03%     N/A


               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(2)  For the period April 2, 2003 (inception date) to December 31, 2003.
 * Per share amounts have been calculated using the monthly average shares method.
'DD' Total return for Class Y shares is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized for Class Y shares.

                    Salomon Brothers Investment Series - 87

                              INVESTORS VALUE FUND

                                              CLASS A SHARES                                     CLASS B SHARES
                            ----------------------------------------------------------------------------------------------------
                            ----------------------------------------------------------------------------------------------------
                              2003       2002       2001      2000      1999      2003      2002      2001      2000      1999
                            ----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR           $  14.69   $  18.97   $  20.41   $ 20.70   $ 22.04   $ 14.40   $ 18.63   $ 20.09   $ 20.43   $ 21.87
                            --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM
OPERATIONS:
   Net investment income
   (loss)                       0.22*      0.19*      0.14*     0.18*     0.21*     0.07*     0.02*    (0.03)*    0.02*     0.04*
   Net realized and
    unrealized gain
    (loss)                      4.38      (4.31)     (1.02)     2.80      2.29      4.31     (4.21)    (1.00)     2.77      2.26
                            --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) From
Operations                      4.60      (4.12)     (0.88)     2.98      2.50      4.38     (4.19)    (1.03)     2.79      2.30
                            --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income       (0.22)     (0.16)     (0.14)    (0.19)    (0.13)    (0.08)    (0.04)    (0.01)    (0.05)    (0.03)
   Net realized gains          --         --         (0.42)    (3.08)    (3.71)    --        --        (0.42)    (3.08)    (3.71)
                            --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total Distributions            (0.22)     (0.16)     (0.56)    (3.27)    (3.84)    (0.08)    (0.04)    (0.43)    (3.13)    (3.74)
                            --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
YEAR                        $  19.07   $  14.69   $  18.97   $ 20.41   $ 20.70   $ 18.70   $ 14.40   $ 18.63   $ 20.09   $ 20.43
                            --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
                            --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(1)                31.6%    (21.8)%     (4.4)%     14.9%     11.5%     30.5%   (22.5)%    (5.3)%     14.2%     10.6%
NET ASSETS, END OF YEAR
(000S)                      $270,317   $185,308   $160,688   $72,445   $32,817   $49,915   $54,897   $83,335   $80,960   $81,759
RATIOS TO AVERAGE NET
ASSETS:
   Expenses                    0.96%      0.91%      1.03%     1.00%     0.87%     1.83%     1.85%     1.90%     1.73%     1.61%
   Net investment income
   (loss)                       1.32       1.19       0.70      0.85      0.90      0.45      0.13    (0.17)      0.12      0.16
PORTFOLIO TURNOVER RATE          34%        44%        43%       75%       66%       34%       44%       43%       75%       66%


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(2)  For the period from July 16, 2001 (inception date) to December 31, 2001.
* Per share amounts have been calculated using the average shares method. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                    Salomon Brothers Investment Series - 88

                              INVESTORS VALUE FUND

                CLASS C SHARES                                       CLASS O SHARES
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 2003      2002      2001     2000       1999       2003       2002       2001       2000       1999
------------------------------------------------------------------------------------------------------
 $14.45    $18.69    $20.13    $20.48    $21.88     $14.66     $18.94     $20.38     $20.69     $22.05
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
   0.08*     0.04*    (0.03)*    0.02*     0.03*      0.26*      0.23*      0.19*      0.24*      0.26*
   4.32     (4.24)    (0.98)     2.78      2.30       4.39      (4.31)     (1.02)      2.80       2.31
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
   4.40     (4.20)    (1.01)     2.80      2.33       4.65      (4.08)     (0.83)      3.04       2.57
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  (0.09)    (0.04)    (0.01)    (0.05)    (0.04)     (0.27)     (0.20)     (0.19)     (0.27)     (0.22)
   --       --        (0.42)    (3.08)    (3.71)     --         --         (0.42)     (3.08)     (3.71)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  (0.09)    (0.04)    (0.43)    (3.13)    (3.75)     (0.27)     (0.20)     (0.61)     (3.35)     (3.93)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$ 18.76   $ 14.45   $ 18.69   $ 20.13   $ 20.46   $  19.04   $  14.66   $  18.94   $  20.38   $  20.69
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  30.5%   (22.5)%    (5.2)%     14.2%     10.7%      32.0%    (21.6)%     (4.2)%      15.2%      11.7%
$68,296   $53,052   $72,607   $25,580   $17,883   $757,230   $493,344   $665,747   $702,394   $662,248
  1.79%     1.78%     1.86%     1.74%     1.61%      0.67%      0.63%      0.74%      0.73%      0.63%
   0.49      0.22    (0.14)      0.11      0.15       1.60       1.37       0.98       1.12       1.16
    34%       44%       43%       75%       66%        34%        44%        43%        75%        66%

            CLASS Y SHARES
--------------------------------------
--------------------------------------
  2003       2002      2001(2)
--------------------------------------
 $14.66     $18.94    $19.41
   0.27*      0.26*     0.08
   4.39      (4.34)    (0.46)
-------   --------   -------
   4.66      (4.08)    (0.38)
-------   --------   -------
  (0.27)     (0.20)    (0.09)
  --         --        --
-------   --------   -------
  (0.27)     (0.20)    (0.09)
-------   --------   -------
  19.05   $  14.66   $ 18.94
-------   --------   -------
-------   --------   -------
   32.1%    (21.6)%    (1.9)%'DD'
$554,537   $274,763   $61,002
  0.66%      0.59%     0.73%'D'
   1.62       1.66   0.98'D'
    34%        44%       43%


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(2)  For the period from July 16, 2001 (inception date) to December 31, 2001.
* Per share amounts have been calculated using the average shares method. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                    Salomon Brothers Investment Series - 89

                             LARGE CAP GROWTH FUND

                                                CLASS A SHARES                                    CLASS B SHARES
                                    ---------------------------------------------------------------------------------------
                                    ---------------------------------------------------------------------------------------
                                     2003      2002      2001      2000     1999(1)    2003      2002      2001      2000
                                    ---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     6.13      8.22      9.37     11.18     10.00      5.98      8.09      9.29     11.17
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income (loss)(2)    (0.01)    (0.02)    (0.03)    (0.06)    (0.01)    (0.06)    (0.07)    (0.10)    (0.14)
   Net realized and unrealized
    gain (loss)                        1.32     (2.07)    (1.12)    (1.73)     1.19      1.29     (2.04)    (1.10)    (1.72)
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) From
 Operations                            1.31     (2.09)    (1.15)    (1.79)     1.18      1.23     (2.11)    (1.20)    (1.86)
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net realized gains                 --        --        --        (0.02)    --        --        --        --        (0.02)
   Capital                            --        --        --        (0.00)#   --        --        --        --        (0.00)#
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions                   --        --        --        (0.02)    --        --        --        --        (0.02)
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR        $  7.44   $  6.13   $  8.22   $  9.37   $ 11.18   $  7.21   $  5.98   $  8.09   $  9.29
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(3)                       21.4%   (25.4)%   (12.3)%   (16.0)%     11.8%'DD'  20.6%  (26.1)%   (12.9)%   (16.6)%
NET ASSETS, END OF YEAR (000S)      $ 2,259   $   973   $ 2,236   $ 2,199   $ 2,070   $ 3,393   $ 2,631   $ 4,117   $ 6,709
RATIO TO AVERAGE NET ASSETS:
   Expenses                           1.45%     1.45%     1.45%     1.45%     1.44%'D'   2.20%    2.20%     2.19%     2.20%
   Net investment income (loss)       (0.10)    (0.29)    (0.39)    (0.51)    (0.37)'D'   (0.85)   (1.03)   (1.15)    (1.26)
PORTFOLIO TURNOVER RATE                 26%       34%       54%       79%       10%       26%       34%       54%       79%
Before applicable waiver of
 management fee and expenses
 absorbed by SaBAM, net investment
 loss per share and expense ratios
 would have been:
   Net investment loss per
   share(2)                         $ (0.12)  $ (0.18)  $ (0.09)  $ (0.10)  $ (0.07)  $ (0.17)  $ (0.23)  $ (0.16)  $ (0.18)
   Expense ratio                      3.16%     3.67%     2.22%     1.88%     4.02%'D'   3.96%    4.44%     2.92%     2.63%

                                    1999(1)
                                    -------
NET ASSET VALUE, BEGINNING OF YEAR    10.00
                                    -------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income (loss)(2)    (0.02)
   Net realized and unrealized
    gain (loss)                        1.19
                                    -------
Total Income (Loss) From
 Operations                            1.17
                                    -------
LESS DISTRIBUTIONS FROM:
   Net realized gains                 --
   Capital                            --
                                    -------
Total Distributions                   --
                                    -------
NET ASSET VALUE, END OF YEAR        $ 11.17
                                    -------
                                    -------
TOTAL RETURN(3)                       11.7%'DD'
NET ASSETS, END OF YEAR (000S)      $ 6,243
RATIO TO AVERAGE NET ASSETS:
   Expenses                           2.21%'D'
   Net investment income (loss)       (1.17)'D'
PORTFOLIO TURNOVER RATE                 10%
Before applicable waiver of
 management fee and expenses
 absorbed by SaBAM, net investment
 loss per share and expense ratios
 would have been:
   Net investment loss per
   share(2)                         $ (0.08)
   Expense ratio                      4.73%'D'


               --------------------------------------------------


(1)  For the period from October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4)  For the period October 26, 1999 (inception date) to December 31, 1999.
#    Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.





                                  MID CAP FUND

                                                                 CLASS A                                    CLASS B
                                                   ----------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------------------
                                                    2003          2002         2001(1)          2003         2002       2001(4)
                                                   ----------------------------------------------------------------------------
Net asset value, beginning of year                   13.18         16.47         13.71          13.10         16.47       16.31
                                                   -------       -------       -------         ------       -------     -------
Income (loss) from operations:
 Net investment loss                                 (0.08)*       (0.06)*      (0.01)*         (0.19)*      (0.16)*      (0.01)*
 Net realized and unrealized gain (loss)              3.79         (3.23)        2.77            3.75        (3.21)        0.17
                                                   -------       -------       -------         ------       -------     -------
Total income (loss) from operations                   3.71         (3.29)        2.76            3.56        (3.37)        0.16
                                                   -------       -------       -------         ------       -------     -------
Net asset value, end of year                       $ 16.89       $ 13.18       $16.47          $16.66       $13.10      $ 16.47
                                                   -------       -------       -------         ------       -------     -------
                                                   -------       -------       -------         ------       -------     -------
Ratios/supplemental data:
Net assets, end of year (000's)                    $   270       $   116       $   47          $  152       $  108      $    12
 Ratio of expenses to average net assets(2)(5)        1.50%         1.42%        1.36%'D'        2.25%        1.95%        2.15%'D'
 Ratio of net investment loss to average net
 assets                                              (0.56)%       (0.44)%      (0.69)%'D'      (1.31)%      (0.99)%      (1.50)%'D'
Portfolio turnover rate                                 78%           71%          26%             78%          71%          26%
Total return(3)                                      28.15%       (19.98)%       3.65%'DD'      27.18%      (20.46)%       0.98%'DD'



Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment loss per share and the ratios would have been as follows:



Net investment loss per share                       $(0.10)*    $(0.13)*   $(0.04)*      $(0.20)*  $(0.23)*     $(0.01)*
Ratios:
 Expenses to average net assets                       1.60%       1.91%      1.93%'D'      2.33%     2.42%        2.73%'D'
 Net investment loss to average net assets           (0.66)%     (0.93)%    (1.26)%'D'    (1.39)%   (1.46)%      (2.09)%'D'


               --------------------------------------------------


(1)  For the period November 30, 2001 (inception date) to December 31, 2001.
(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class A shares and 2.25% for Class C shares.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4)  For the period December 18, 2001 (inception date) to December 31, 2001.
(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25% for Class B shares and 1.08% for Class O shares.
(6)  For the period May 7, 2002 (inception date) to December 31, 2002.
(7)  For the period September 10, 2001 (inception date) to December 31, 2001.
 * Per share amounts have been calculated using the monthly average shares method.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

                    Salomon Brothers Investment Series - 90

                             LARGE CAP GROWTH FUND

                      CLASS C SHARES                                                    CLASS O SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------
 2003         2002         2001         2000        1999(1)        2003          2002         2001         2000        1999(4)
------------------------------------------------------------------------------------------------------------------------------
   5.99         8.10         9.30        11.16        10.00          6.10          8.17         9.40        11.18        10.00
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
  (0.06)       (0.07)       (0.09)       (0.14)       (0.02)         0.01          0.00#       (0.02)       (0.03)       (0.00)#
   1.29        (2.04)       (1.11)       (1.70)        1.18          1.32         (2.07)       (1.21)       (1.73)        1.18
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
   1.23        (2.11)       (1.20)       (1.84)        1.16          1.33         (2.07)       (1.23)       (1.76)        1.18
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
   --          --           --           (0.02)       --            --            --           --           (0.02)       --
   --          --           --           (0.00)#      --            --            --           --           (0.00)#      --
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
   --          --           --           (0.02)       --            --            --           --           (0.02)       --
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
$  7.22      $  5.99      $  8.10      $  9.30      $ 11.16      $   7.43      $   6.10      $  8.17      $  9.40      $ 11.18
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
  20.5%      (26.1)%      (12.9)%      (16.5)%        11.6%'DD'     21.8%       (25.3)%      (13.1)%      (15.7)%        11.8%'DD'
$ 3,787      $ 2,786      $ 3,366      $ 2,362      $ 1,234      $     38      $     11      $    20      $ 1,626      $ 1,917
  2.20%        2.20%        2.19%        2.20%        2.19%'D'      1.20%         1.21%        1.19%        1.20%        1.21%'D'
  (0.85)       (1.01)       (1.14)       (1.27)       (1.14)'D'      0.17         (0.04)       (0.18)       (0.25)       (0.11)'D'
    26%          34%          54%          79%          10%           26%           34%          54%          79%          10%
$ (0.17)     $ (0.22)     $ (0.16)     $ (0.18)     $ (0.08)     $  (0.13)     $  (0.16)     $ (0.07)     $ (0.07)     $ (0.07)
  4.01%        4.48%        2.95%        2.63%        4.71%'D'      3.33%         3.42%        1.76%        1.62%        3.88%'D'


               --------------------------------------------------


(1)  For the period from October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4)  For the period October 26, 1999 (inception date) to December 31, 1999.
#    Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                                  MID CAP FUND


        CLASS C                                CLASS O
----------------------------------------------------------------------
                       YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------
  2003          2002(6)          2003            2002          2001(7)
----------------------------------------------------------------------
   13.15           16.43           13.23           16.48         15.07
--------        -------         -------         -------        -------
   (0.19)*        (0.04)*         (0.02)*         (0.02)*        (0.01)*
    3.76          (3.24)           3.81           (3.23)          1.42
--------        -------         -------         -------        -------
    3.57          (3.28)           3.79           (3.25)          1.41
--------        -------         -------         -------        -------
$  16.72        $ 13.15         $ 17.02         $ 13.23        $ 16.48
--------        -------         -------         -------        -------
--------        -------         -------         -------        -------
$    109        $    26         $20,350         $16,612        $22,935
    2.25%          1.68%'D'        1.08%           1.07%          1.08%'D'
   (1.31)%        (0.51)%'D'      (0.13)%         (0.13)%        (0.17)%'D'
      78%            71%             78%             71%            26%
   27.15%        (19.96)%'DD'     28.65%         (19.72)%        (6.48)%'DD'

 $ (0.21)*       $(0.09)*        $(0.06)*        $(0.09)*       $(0.10)*
    2.35%          2.27%'D'        1.33%           1.54%          2.97%'D'
   (1.41)%        (1.09)%'D'      (0.38)%         (0.60)%        (2.05)%'D'


               --------------------------------------------------


(1)  For the period November 30, 2001 (inception date) to December 31, 2001.
(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class A shares and 2.25% for Class C shares.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4)  For the period December 18, 2001 (inception date) to December 31, 2001.





(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25% for Class B shares.
(6)  For the period May 7, 2002 (inception date) to December 31, 2002.
(7)  For the period September 10, 2001 (inception date) to December 31, 2001.
 * Per share amounts have been calculated using the monthly average shares method.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

                    Salomon Brothers Investment Series - 91

                          NATIONAL TAX FREE BOND FUND

                                                                  CLASS A                                  CLASS B
                                              ------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------------
                                               2003      2002      2001      2000       1999      2003      2002     2001(4)
                                              ------------------------------------------------------------------------------
Net asset value, beginning of year            $ 11.79   $ 11.13   $ 11.26   $ 10.54   $  11.43   $ 11.80   $ 11.14   $ 11.46
                                              -------   -------   -------   -------   --------   -------   -------   -------
Income (loss) from operations:
 Net investment income                           0.46*     0.48*     0.50      0.51       0.47      0.37*     0.40*     0.07*
 Net realized and unrealized gain (loss)         0.13      0.66     (0.12)     0.73      (0.90)     0.13      0.65     (0.31)
                                              -------   -------   -------   -------   --------   -------   -------   -------
Total income (loss) from operations              0.59      1.14      0.38      1.24      (0.43)     0.50      1.05     (0.24)
                                              -------   -------   -------   -------   --------   -------   -------   -------
Less distributions from:
 Net investment income                          (0.47)    (0.48)    (0.51)    (0.52)     (0.45)    (0.37)    (0.39)    (0.08)
 Net realized gains                             --        --        --        --         (0.01)    --        --        --
                                              -------   -------   -------   -------   --------   -------   -------   -------
Total distributions                             (0.47)    (0.48)    (0.51)    (0.52)     (0.46)    (0.37)    (0.39)    (0.08)
                                              -------   -------   -------   -------   --------   -------   -------   -------
Net asset value, end of year                  $ 11.91   $ 11.79   $ 11.13   $ 11.26   $  10.54   $ 11.93   $ 11.80   $ 11.14
                                              -------   -------   -------   -------   --------   -------   -------   -------
                                              -------   -------   -------   -------   --------   -------   -------   -------
Ratios/supplemental data:
Net assets, end of year (000s)                $42,210   $50,325   $62,440   $72,875   $106,449   $ 4,330   $ 4,839   $ 4,599
 Ratio of expenses to average net
 assets(1)(2)(5)                                0.75%     0.76%     0.80%     0.80%      0.80%     1.50%     1.49%     1.53%'D'
 Ratio of expenses to average net assets
 after fees paid indirectly(1)                  N/A       N/A       0.80%     0.80%      0.81%     N/A         N/A     1.53%'D'
 Ratio of net investment income to average
 net assets                                      3.92     4.22%     4.28%     4.67%      4.14%     3.16%     3.43%     3.55%'D'
Portfolio turnover rate                           42%       12%       15%       46%       112%       42%       12%       15%
Total return(3)                                 5.07%    10.41%     3.39%    12.10%    (3.86)%     4.35%     9.59%   (2.09)%'DD'

Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per share               $  0.42*  $  0.44*  $   0.43  $   0.46  $    0.42  $  0.33*  $  0.35*  $  0.06*
Ratios:
 Expenses to average net assets                  1.10%     1.18%     1.52%     1.32%      1.20%     1.85%     1.91%     2.22%'D'
 Net investment income to average net assets     3.57%     3.80%     3.56%     4.15%      3.74%     2.81%     3.02%     2.86%'D'


               --------------------------------------------------


(1) The expense ratios for 2001, 2000 and 1999 reflect the effects of expense offset arrangements with its service providers.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.75% for Class A shares. Prior to January 30, 2002 the expense limitations was 0.80%.

(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4)  For the period October 12, 2001 (inception date) to December 31, 2001.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class B shares.

 * Per share amounts have been calculated using the monthly average shares method.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.

                    Salomon Brothers Investment Series - 92

                          NATIONAL TAX FREE BOND FUND

                                                           CLASS C                                  CLASS O
                                            ---------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                              2003         2002       2001(1)        2003         2002         2001(1)
                                            ---------------------------------------------------------------------------
 Net asset value, beginning of year          $  11.80     $  11.13     $  11.42     $  11.79     $   11.13     $   11.42
                                            --------     --------     --------     --------     ---------     ---------
Income (loss) from operations:
 Net investment income                          0.40*        0.43*        0.05*        0.49*         0.50*         0.06*
 Net realized and unrealized gain (loss)        0.12         0.66        (0.28)        0.14          0.67         (0.29)
                                            --------     --------     --------     --------     ---------     ---------
Total income (loss) from operations             0.52         1.09        (0.23)        0.63          1.17         (0.23)
                                            --------     --------     --------     --------     ---------     ---------
Less distributions from:
 Net investment income                         (0.40)       (0.42)       (0.06)       (0.49)        (0.51)        (0.06)
                                            --------     --------     --------     --------     ---------     ---------
Total distributions                            (0.40)       (0.42)       (0.06)       (0.49)        (0.51)        (0.06)
                                            --------     --------     --------     --------     ---------     ---------
Net asset value, end of year                $  11.92     $  11.80     $  11.13     $  11.93     $   11.79     $   11.13
                                            --------     --------     --------     --------     ---------     ---------
                                            --------     --------     --------     --------     ---------     ---------
Ratios/supplemental data:
Net assets, end of year (000s)              $  1,923     $  1,763     $  1,314     $    157     $     216     $     362
 Ratio of expenses to average net
   assets(2)(3)(5)                              1.25%        1.25%        1.25%'D'     0.50%         0.50%         0.50%'D'
 Ratio of expenses to average net assets
   after fees paid indirectly(2)                 N/A          N/A         1.25%'D'      N/A           N/A          0.50%'D'
 Ratio of net investment income to
   average net assets                           3.41         3.69         3.73'D'      4.18          4.39          4.48'D'
Portfolio turnover rate                           42%          12%          15%          42%           12%           15%
Total return(4)                                 4.53%        9.96%       (2.10)%'DD'   5.48%        10.69%        (2.01)%'DD'

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per share             $   0.36*    $   0.38*    $   0.04*    $   0.45*    $   0.46*     $    0.05*
Ratios:
 Expenses to average net assets                 1.60%        1.67%        1.94%'D'     0.85%        0.91%          1.19%'D'
 Net investment income to average net assets    3.06         3.27         3.04'D'      3.83         3.98           3.79'D'


               --------------------------------------------------


(1)  For the period November 19, 2001 (inception date) to December 31, 2001.

(2) The expense ratios for 2001, 2000 and 1999 reflect the effects of expense offset arrangements with its service providers.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25% for Class C shares.

(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.50% for Class O shares.

 * Per share amounts have been calculated using the monthly average shares method.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.

                    Salomon Brothers Investment Series - 93

                      NEW YORK MUNICIPAL MONEY MARKET FUND

                                           CLASS A SHARES
                           -----------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                           -----------------------------------------------
                                      2002      2001      2000      1999
                           -----------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------
Net investment income        0.006     0.012   $ 0.025     0.037     0.029
Dividends from net
 investment income and
 net realized gain          (0.006)   (0.012)   (0.025)   (0.037)   (0.029)
                           -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
YEAR                       $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------
TOTAL RETURN(1)               0.7%      1.2%      2.5%      3.8%      2.9%
NET ASSETS, END OF YEAR
 (000S)                    $ 4,533   $ 6,400   $ 4,973   $ 4,413   $ 5,810
RATIOS TO AVERAGE NET
ASSETS:
  Expenses                   0.41%     0.35%     0.34%     0.38%     0.41%
  Net investment income       0.56      1.19      2.49      3.68      2.85
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income
    per share              $ 0.006   $ 0.012       N/A       N/A       N/A
  Expense ratio              0.43%     0.39%       N/A       N/A       N/A


                  -------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures reflect fee waivers or expense reimbursements in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.

 * Performance calculations for Class C shares use November 21, 2001 as the inception date, since Class C shares were fully redeemed on January 9, 2001 and new shares in Class C were not purchased until November 21, 2001.

                          NEW YORK TAX FREE BOND FUND


                                                 CLASS A                                    CLASS B
                           ------------------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------
                                       2002       2001       2000  2003 1999       2003      2002      2001(3)
                           ------------------------------------------------------------------------------------
Net asset value,
beginning of year          $ 11.91   $  11.26   $  11.44   $  10.79   $  11.69   $  11.91   $ 11.26   $   11.53
                           -------   --------   --------   --------   --------   --------   -------   ---------
Income (loss) from
operations:
 Net investment income        0.47*      0.49*      0.54       0.60       0.51       0.38*     0.32*       0.04*
 Net realized and
  unrealized gain (loss)      0.08       0.65      (0.16)      0.61      (0.94)      0.08      0.73      (0.26)
                           -------   --------   --------   --------   --------   --------   -------   ---------
Total income (loss) from
operations                    0.55       1.14       0.38       1.21      (0.43)      0.46      1.05      (0.22)
                           -------   --------   --------   --------   --------   --------   -------   ---------
Less distributions from:
 Net investment income       (0.47)     (0.49)     (0.56)     (0.56)     (0.47)     (0.38)    (0.40)     (0.05)
                           -------   --------   --------   --------   --------   --------   -------   ---------
Total distributions          (0.47)     (0.49)     (0.56)     (0.56)     (0.47)     (0.38)    (0.40)     (0.05)
                           -------   --------   --------   --------   --------   --------   -------   ---------
Net asset value, end of
year                       $ 11.99   $  11.91   $  11.26   $  11.44   $  10.79   $  11.99   $ 11.91   $   11.26
                           -------   --------   --------   --------   --------   --------   -------   ---------
                           -------   --------   --------   --------   --------   --------   -------   ---------
Ratios/supplemental data:
Net assets, end of year
 (000s)                    $116,982  $127,482   $140,416   $172,420   $224,144   $    363   $   218   $      14
 Ratio of expenses to
  average net
  assets(1)(4)               0.80%      0.80%      0.80%      0.80%      0.80%      1.55%     1.55%    1.55%'D'
 Ratio of net investment
  income to average net
  assets                      3.95       4.19       4.53       4.81       4.40       3.18      3.32     3.50'D'
Portfolio turnover rate        12%        13%        16%        15%        30%        12%       13%         16%
Total return(2)              4.77%     10.25%      3.32%     11.54%    (3.73)%      3.94%     9.43%  (1.88)%'DD'





Note: If Agents of the Fund, had not voluntarily agreed to waive all or a portion of their fees for the period indicated and the expenses were not reduced for fees paid indirectly, the net investment income per share and the ratios would have been as follows:
 Net investment income
  per share                $ 0.45*   $  0.46*   $   0.51   $   0.55   $   0.47   $  0.36*   $ 0.31*   $   0.04*
Ratios:
 Expenses to average net
  assets                     0.96%      1.00%      1.21%      1.16%      1.13%      1.71%     1.74%    1.96%'D'
 Net investment income to
  average net assets          3.79       3.99       4.12       4.45       4.07       3.01      3.13     3.09'D'


                  -------------------------------------------


(1) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.

(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is not guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(3)  For the period November 19, 2001 (inception date) to December 31, 2001.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares.

 * Per share amounts have been calculated using the monthly average shares method.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D' Annualized.

                    Salomon Brothers Investment Series - 94

                      NEW YORK MUNICIPAL MONEY MARKET FUND

                CLASS C SHARES                                      CLASS O SHARES
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
           2002      2001      2000      1999   2002003       2002      2001       2000       1999
----------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $ 1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   -------   --------   -------   --------   --------
  0.006     0.012     0.006     0.037     0.029     0.006      0.012     0.025      0.037      0.029
 (0.006)   (0.012)   (0.006)   (0.037)   (0.029)   (0.006)    (0.012)  $(0.025)    (0.037)    (0.029)
-------   -------   -------   -------   -------   -------   --------   -------   --------   --------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $ 1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   -------   --------   -------   --------   --------
-------   -------   -------   -------   -------   -------   --------   -------   --------   --------
   0.7%      1.2%      0.2%*     3.8%      2.9%      0.7%       1.2%      2.5%       3.8%       2.9%
$     4   $    11   $    10   $     1   $    33   $76,189   $104,082   $98,267   $138,146   $168,701
  0.41%     0.35%     0.34%     0.39%     0.40%     0.41%      0.35%     0.34%      0.38%      0.41%
   0.62      1.19      1.81      3.65      2.78      0.63       1.20      2.51       3.69       2.85
$ 0.006   $ 0.012       N/A       N/A       N/A   $ 0.006   $  0.012       N/A        N/A        N/A
  0.46%     0.39%       N/A       N/A       N/A     0.46%      0.39%       N/A        N/A        N/A


                  -------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures reflect fee waivers or expense reimbursements in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.

 * Performance calculations for Class C shares use November 21, 2001 as the inception date, since Class C shares were fully redeemed on January 9, 2001 and new shares in Class C were not purchased until November 21, 2001.

                          NEW YORK TAX FREE BOND FUND


                                              CLASS C                       CLASS O
                                      -------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------
                                       2003       2002(1)      2003        2002       2001(4)
                                      -------------------------------------------------------
Net asset value, beginning of period   $11.92      $11.72      $11.90      $11.25      $11.59
                                      -------     -------     -------     -------     -------
Income (loss) from operations:
 Net investment income                   0.41*       0.18*       0.50*       0.52*       0.09*
 Net realized and unrealized gain
  (loss)                                 0.08        0.21        0.08        0.64       (0.33)
                                      -------     -------     -------     -------     -------
Total income (loss) from operations      0.49        0.39        0.58        1.16       (0.24)
                                      -------     -------     -------     -------     -------
Less distributions from:
 Net investment income                  (0.41)      (0.19)      (0.50)      (0.51)      (0.10)
                                      -------     -------     -------     -------     -------
Total distributions                     (0.41)      (0.19)      (0.50)      (0.51)      (0.10)
                                      -------     -------     -------     -------     -------
Net asset value, end of period        $ 12.00     $ 11.92     $ 11.98     $ 11.90     $ 11.25
                                      -------     -------     -------     -------     -------
                                      -------     -------     -------     -------     -------
Ratios/supplemental data:
Net assets, end of year (000s)        $   636     $    37     $    93     $    92     $     1
 Ratio of expenses to average net
  assets(2)(5)                          1.30%       1.30%'D'    0.55%       0.56%       0.53%'D'
 Ratio of net investment income to
  average net assets                     3.38        3.63'D'     4.20        4.40        4.76'D'
Portfolio turnover rate                   12%         13%         12%         13%         16%
Total return(3)                         4.18%       3.30%'DD'   4.99%      10.54%       (2.04)%'DD'
Note: If Agents of the Fund, had not voluntarily agreed to waive all or a portion of their fees for the period indicated and the expenses were not reduced for fees paid indirectly, the net investment income per share and the ratios would have been as follows:
 Net investment income per share      $ 0.40*     $ 0.17*     $ 0.48*     $ 0.50*     $ 0.09*
Ratios:
 Expenses to average net assets         1.47%       1.50%'D'    0.71%       0.75%       0.94%'D'
 Net investment income to average
  net assets                             3.20        3.45        4.03        4.21        4.35'D'


                  -------------------------------------------


(1)  For the period July 19, 2002 (inception date) to December 31, 2002.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30% for Class C shares.

(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is not guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.





(4)  For the period October 29, 2001 (inception date) to December 31, 2001.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.55% for Class O shares.

 * Per share amounts have been calculated using the monthly average shares method.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.

                    Salomon Brothers Investment Series - 95

                             SMALL CAP GROWTH FUND

                                                          CLASS A SHARES                             CLASS B SHARES
                                       -----------------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------------
                                          2003       2002       2001       2000       1999      2003      2002       2001
                                       -----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $   8.91   $  13.29   $  14.23   $  17.23   $  11.59   $  8.51   $ 12.82   $  13.85
                                       --------   --------   --------   --------   --------   -------   -------   --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income (loss)             (0.07)*     0.02*      0.02*     (0.04)*    (0.07)*   (0.14)*   (0.08)*    (0.07)*
 Net realized and unrealized gain
  (loss)                                   4.61      (4.39)     (0.96)      2.55       6.63      4.37     (4.22)     (0.96)
                                       --------   --------   --------   --------   --------   -------   -------   --------
Total Income (Loss) from Operations        4.54      (4.37)     (0.94)      2.51       6.56      4.23     (4.30)     (1.03)
                                       --------   --------   --------   --------   --------   -------   -------   --------
LESS DISTRIBUTIONS FROM:
 Net realized gains                       --         (0.01)     --         (5.51)     (0.92)    --        (0.01)     --
                                       --------   --------   --------   --------   --------   -------   -------   --------
Total Distributions                       --         (0.01)     --         (5.51)     (0.92)    --        (0.01)     --
                                       --------   --------   --------   --------   --------   -------   -------   --------
NET ASSET VALUE, END OF YEAR           $  13.45   $   8.91   $  13.29   $  14.23   $  17.23   $ 12.74   $  8.51   $  12.82
                                       --------   --------   --------   --------   --------   -------   -------   --------
                                       --------   --------   --------   --------   --------   -------   -------   --------
TOTAL RETURN(1)                           51.0%    (32.9)%     (6.6)%      14.1%      57.5%     49.7%   (33.6)%     (7.4)%
NET ASSETS, END OF YEAR (000s)         $261,492   $151,393   $198,068   $178,307   $167,281   $40,560   $45,653   $ 77,964
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                1.29%      0.91%      1.30%      1.39%      1.37%     2.13%     1.87%      2.14%
  Net investment income (loss)            (0.65)      0.20       0.15      (0.25)     (0.52)    (1.43)    (0.76)     (0.59)
PORTFOLIO TURNOVER RATE                    143%        84%        97%       123%       142%      143%       84%        97%
Before applicable waiver of
 management fee, expenses
 absorbed by SaBAM and credits earned
 on custodian cash balances, net
 investment loss per share and
 expense ratios would have been:
  Net investment loss per share             N/A   $  (0.01)*      N/A        N/A   $  (0.08)*     N/A   $ (0.11)*      N/A
  Expense ratio                             N/A       1.18%       N/A        N/A       1.40%      N/A      2.14%       N/A


                                       ------------------
                                       CLASS B SHARES
                                       ------------------

                                       ------------------
                                         2000      1999
                                       ------------------
NET ASSET VALUE
BEGINNING OF YEAR
INCOME (LOSS) FROM OPERATIONS:           $17.01    $11.55
 Net investment income (loss)             (0.17)*   (0.17)*
 Net realized and unrealized gain
  (loss)                                   2.52      6.55
                                       --------   -------
Total Income (Loss) from Operations        2.35      6.38
                                       --------   -------
LESS DISTRIBUTIONS FROM:
 Net realized gains                       (5.51)    (0.92)
                                       --------   -------
Total Distributions                       (5.51)    (0.92)
                                       --------   -------
NET ASSET VALUE, END OF YEAR           $  13.85   $ 17.01
                                       --------   -------
                                       --------   -------
TOTAL RETURN(1)                           13.2%     56.2%
NET ASSETS, END OF YEAR (000s)         $132,219   $ 24,560
RATIOS TO AVERAGE NET ASSETS:
  Expenses                                2.14%     2.12%
  Net investment income (loss)            (1.00)    (1.23)
PORTFOLIO TURNOVER RATE                    123%      142%
Before applicable waiver of
 management fee, expenses
 absorbed by SaBAM and credits earned
 on custodian cash balances, net
 investment loss per share and
 expense ratios would have been:
  Net investment loss per share             N/A   $ (0.17)*
  Expense ratio                             N/A      2.15%


                  -------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

 * Per share amounts have been calculated using the monthly average shares method.

 #  Amount represents less than $0.01 per share.





                              STRATEGIC BOND FUND



                                           CLASS A SHARES                                     CLASS B SHARES
                           --------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------
                            2003      2002      2001      2000      1999      2003      2002      2001      2000       1999
                           --------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $  8.97   $  8.85   $  9.13   $  9.81   $ 10.19   $  8.98   $  8.87   $  9.14   $  9.81   $  10.18
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
INCOME (LOSS) FROM
 OPERATIONS:
 Net investment income        0.45*     0.53*     0.76*     0.91*     0.88*     0.38*     0.47*     0.71*     0.84*      0.81*
 Net realized and
  unrealized gain (loss)      0.69      0.31     (0.21)    (0.74)    (0.41)     0.69      0.30     (0.21)    (0.74)     (0.41)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
Total Income from
 Operations                   1.14      0.84      0.55      0.17      0.47      1.07      0.77      0.50      0.10       0.40
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.45)    (0.52)    (0.76)    (0.85)    (0.85)    (0.38)    (0.48)    (0.71)    (0.77)     (0.77)
 Capital                     --        (0.20)    (0.07)    (0.00)**   --       --        (0.18)    (0.06)    (0.00)**    --
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
Total Distributions          (0.45)    (0.72)    (0.83)    (0.85)    (0.85)    (0.38)    (0.66)    (0.77)    (0.77)     (0.77)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
NET ASSET VALUE, END OF
 YEAR                      $  9.66   $  8.97   $  8.85   $  9.13   $  9.81   $  9.67   $  8.98   $  8.87   $  9.14   $   9.81
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
TOTAL RETURN(1)              13.0%      9.9%      6.2%      1.8%      5.0%     12.2%      9.1%      5.6%      1.0%       4.2%

NET ASSETS, END OF YEAR
 (000S)                    $48,318   $29,385   $19,501   $15,871   $18,571   $87,794   $93,877   $68,781   $65,645   $ 69,289
RATIOS TO AVERAGE NET
 ASSETS:
  Total expenses,
    including interest
    expense                  1.36%     1.44%     1.40%     --        --        2.07%     2.10%     2.06%     --         --
  Total expenses,
    excluding interest
    expense (operating
    expenses)                 1.36      1.44      1.38     1.24%     1.24%      2.07      2.10      2.03     1.99%      1.99%
  Net investment income       4.69      6.03      8.42      9.61      8.94      4.01      5.36      7.79      8.84       8.20
PORTFOLIO TURNOVER RATE        78%       63%       73%       84%      114%       78%       63%       73%       84%       114%
Before applicable waiver
 of management fee, expenses
 absorbed by SaBAM and
 credits
 earned on custodian cash
 balances, net investment
 income
 per share and expense
 ratios
 would have been:
  Net investment income        N/A       N/A   $  0.75*  $  0.90*  $  0.86*      N/A       N/A   $  0.71*  $  0.83*  $   0.79*
  Expense ratio,
  including interest
  expense                      N/A       N/A      1.52%    --        --          N/A       N/A      2.09%    --         --
  Expense ratio,
  excluding interest
  expense (operating
  expenses)                    N/A       N/A      1.49%     1.39%     1.44%      N/A       N/A      2.06%     2.13%      2.19%


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

 * Per share amounts have been calculated using the monthly average shares method.

 **  Amount represents less than $0.01 per share.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D' Annualized.

                    Salomon Brothers Investment Series - 96

                             SMALL CAP GROWTH FUND

                CLASS C SHARES                                  CLASS O SHARES
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 2003      2002      2001      2000      1999      2003     2002     2001     2000     1999
--------------------------------------------------------------------------------------------
   8.57     12.86     13.88     17.04     11.56     9.01    13.42    14.34    17.29    11.60
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
  (0.15)*   (0.05)*   (0.08)*   (0.17)*   (0.17)*  (0.03)*   0.03*    0.05*   (0.00)*#  (0.06)*
   4.41     (4.23)    (0.94)     2.52      6.57     4.65    (4.43)   (0.97)    2.56     6.67
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
   4.26     (4.28)    (1.02)     2.35      6.40     4.62    (4.40)   (0.92)    2.56     6.61
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
   --       (0.01)    --        (5.51)    (0.92)    --      (0.01)    --      (5.51)   (0.92)
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
   --       (0.01)    --        (5.51)    (0.92)    --      (0.01)    --      (5.51)   (0.92)
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
$ 12.83   $  8.57   $ 12.86   $ 13.88   $ 17.04   $13.63   $ 9.01   $13.42   $14.34   $17.29
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
  49.7%     (33.3)%  (7.4)%     13.2%     56.3%    51.3%    (32.8)% (6.4)%    14.4%    57.9%
$52,044   $32,369   $27,288   $16,468   $14,285   $  835   $  505   $  595   $  621   $   67
  2.06%     1.61%     2.07%     2.14%     2.14%    1.09%    0.77%    1.10%    1.17%    1.24%
  (1.43)    (0.50)    (0.67)    (1.00)    (1.22)   (0.29)    0.30     0.37    (0.01)   (0.49)
   143%       84%       97%      123%      142%     143%      84%      97%     123%     142%
    N/A   $ (0.08)*     N/A       N/A   $ (0.17)*    N/A   $0.01*      N/A      N/A   $(0.06)*
    N/A     1.89%       N/A       N/A      2.18%     N/A    1.01%      N/A      N/A     1.27%


                  -------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

 * Per share amounts have been calculated using the monthly average shares method.

 #  Amount represents less than $0.01 per share.

                             STRATEGIC BOND FUND


                CLASS C SHARES                   CLASS O SHARES                              CLASS Y SHARES
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

 2003      2002      2001      2000      1999      2003      2002      2001      2000      1999     2003(1)
-----------------------------------------------------------------------------------------------------------
$  9.05   $  8.93   $  9.19   $  9.84   $ 10.18   $  8.93   $  8.84   $  9.12   $  9.80   $ 10.18   $ 9.36
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
   0.40*     0.49*     0.73*     0.87*     0.83*     0.46*     0.56*     0.80*     0.94*     0.91*    0.13*
   0.70      0.32     (0.20)    (0.75)    (0.40)     0.69      0.29     (0.21)    (0.74)    (0.41)    0.23
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
   1.10      0.81      0.53      0.12      0.43      1.15      0.85      0.59      0.20      0.50     0.36
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
  (0.41)    (0.50)    (0.73)    (0.77)    (0.77)    (0.47)    (0.55)    (0.80)    (0.88)    (0.88)   (0.13)
   --       (0.19)    (0.06)    (0.00)**   --       --        (0.21)    (0.07)    (0.00)**   --       --
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
  (0.41)    (0.69)    (0.79)    (0.77)    (0.77)    (0.47)    (0.76)    (0.87)    (0.88)    (0.88)   (0.13)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
$  9.74   $  9.05   $  8.93   $  9.19   $  9.84   $  9.61   $  8.93   $  8.84   $  9.12   $  9.80   $ 9.59
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
  12.4%      9.5%      5.9%      1.2%      4.5%     13.2%     10.1%      6.7%      2.1%      5.3%   3.9%'DD'
$60,747   $53,358   $30,438   $20,152   $22,857   $   674   $   532   $   679   $   569   $   594   $    6
  1.82%     1.87%     1.79%     --        --        1.11%     1.23%     1.04%     --        --       1.08%
   1.82      1.87      1.77     1.74%     1.76%      1.11      1.23      1.01     0.99%     0.99%     1.08'D'
   4.23      5.48      7.97      9.11      8.43      4.97      6.27      8.82      9.85      9.30     4.55'D'
    78%       63%       73%       84%      114%       78%       63%       73%       84%      114%      78%
    N/A       N/A   $  0.72*  $  0.86*  $  0.81*      N/A       N/A   $  0.80*  $  0.92*  $  0.89*     N/A
    N/A       N/A      1.83%    --        --          N/A       N/A      1.05%    --        --         N/A
    N/A       N/A      1.80%     1.89%     1.96%      N/A       N/A      1.02%     1.14%     1.19%     N/A


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.





 * Per share amounts have been calculated using the monthly average shares method.

 **  Amount represents less than $0.01 per share.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D' Annualized.

                    Salomon Brothers Investment Series - 97

                    SHORT/INTERMEDIATE U.S. GOVERNMENT FUND

                                            CLASS A SHARES                                      CLASS B SHARES
                           -----------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------------------------------
                             2003       2002      2001      2000      1999       2003       2002      2001      2000      1999
                           -----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $  10.48   $  10.14   $  9.91   $  9.84   $ 10.28   $  10.52   $  10.18   $  9.95   $  9.85   $ 10.29
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
INCOME (LOSS) FROM
OPERATIONS:
  Net investment income        0.27*      0.36*     0.51*     0.69*     0.54*      0.20*      0.28*     0.49*     0.62*     0.49*
  Net realized and
   unrealized gain (loss)     (0.10)      0.49      0.37      0.06     (0.39)     (0.11)      0.49      0.32      0.07     (0.42)
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Total Income From
Operations                     0.17       0.85      0.88      0.75      0.15       0.09       0.77      0.81      0.69      0.07
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income       (0.30)     (0.41)    (0.56)    (0.68)    (0.59)     (0.22)     (0.34)    (0.49)    (0.59)    (0.51)
  Net realized gains          --         (0.00)**   (0.09)   --        --         --         (0.00)**   (0.09)   --        --
  Capital                     --         (0.09)    --        --        --         --         (0.09)    --        --        --
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Total Distributions           (0.30)     (0.51)    (0.65)    (0.68)    (0.59)     (0.22)     (0.43)    (0.58)    (0.59)    (0.51)
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
NET ASSET VALUE, END OF
YEAR                       $  10.35   $  10.48   $ 10.14   $  9.91   $  9.84   $  10.39   $  10.52   $ 10.18   $  9.95   $  9.85
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
TOTAL RETURN(1)                1.6%       8.6%      9.1%      7.9%      1.5%       0.9%       7.8%      8.3%      7.2%      0.7%
NET ASSETS, END OF YEAR
(000S)                     $ 49,222   $ 52,165   $17,378   $ 7,773   $ 5,771   $ 42,442   $ 46,100   $22,031   $14,832   $16,109

RATIOS TO AVERAGE NET
ASSETS:
  Total expenses,
  including interest
  expense                      0.80%      0.80%     1.07%     0.96%    --          1.55%      1.56%     1.86%     1.73%    --
  Total expenses,
   excluding interest
   expense (operating
   expenses)(2),(3)            0.80       0.80      0.85      0.84      0.85%      1.55       1.55      1.60      1.60      1.60%
  Net investment income        2.60       3.43      5.28      6.99      5.34       1.87       2.71      4.91      6.34      4.85
PORTFOLIO TURNOVER RATE          86%        14%      176%       51%       96%        86%        14%      176%       51%       96%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income    $   0.24*  $   0.31*  $  0.45*  $  0.62*  $  0.45*  $   0.15*  $   0.23*  $  0.45*  $  0.55*  $  0.40*
  Expense ratio,
  including interest
  expense                      1.14%      1.30%     1.69%    --        --          1.94%      2.04%     2.31%    --        --
  Expense ratio,
   excluding interest
   expense (operating
   expenses)                   1.14       1.30      1.47      1.60%     1.67%      1.94       2.04      2.06      2.37%     2.42%


                  -------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(2) As a result of voluntary expense limitation, expense ratios of Class A Shares, excluding interest expense, will not exceed 0.80%.

(3) As a result of voluntary expense limitation, expense ratios of Class B Shares, excluding interest expense, will not exceed 1.55%.

 * Per share amounts have been calculated using the monthly average shares method.

**  Amount represents less than $0.01 per share.





                    SHORT/INTERMEDIATE U.S. GOVERNMENT FUND



                                            CLASS C SHARES                                    CLASS O SHARES
                           -------------------------------------------------------------------------------------------------

                           -------------------------------------------------------------------------------------------------
                             2003       2002      2001      2000      1999      2003     2002      2001     2000      1999
                           -------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $  10.59   $  10.24   $  9.98   $  9.86   $ 10.28   $10.51   $ 10.16   $ 9.94   $  9.85   $ 10.29
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
INCOME (LOSS) FROM
OPERATIONS:
  Net investment income       0.22*      0.31*     0.48*     0.65*     0.49*    0.29*     0.38*    0.57*     0.72*     0.57*
  Net realized and
   unrealized gain (loss)     (0.10)      0.50      0.37      0.06     (0.40)   (0.10)     0.51     0.33      0.08     (0.40)
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
Total Income From
Operations                     0.12       0.81      0.85      0.71      0.09     0.19      0.89     0.90      0.80      0.17
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income       (0.25)     (0.37)    (0.50)    (0.59)    (0.51)   (0.32)    (0.43)   (0.59)    (0.71)    (0.61)
  Net realized gains          --         (0.00)**   (0.09)   --        --        --       (0.00)**  (0.09)   --        --
  Capital                     --         (0.09)    --        --        --        --       (0.11)    --       --        --
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
Total Distributions           (0.25)     (0.46)    (0.59)    (0.59)    (0.51)   (0.32)    (0.54)   (0.68)    (0.71)    (0.61)
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
NET ASSET VALUE, END OF
YEAR                       $  10.46   $  10.59   $ 10.24   $  9.98   $  9.86   $10.38   $ 10.51   $10.16   $  9.94   $  9.85
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
TOTAL RETURN(1)                1.1%       8.1%      8.7%      7.4%      0.9%     1.9%      9.0%     9.3%      8.5%      1.8%
NET ASSETS, END OF YEAR
(000S)                     $ 44,715   $ 42,025   $15,546   $ 4,193   $ 5,351   $1,257   $ 2,914   $1,016   $   445   $ 3,294

RATIOS TO AVERAGE NET
ASSETS:
  Total expenses,
  including interest
  expense                      1.30%      1.31%     1.55%     1.48%    --        0.55%     0.56%    0.84%     0.72%    --
  Total expenses,
   excluding interest
   expense (operating
   expenses)(2),(3)            1.30       1.30      1.35      1.35      1.37%    0.55      0.55     0.60      0.60      0.60%
  Net investment income        2.08       2.98      4.67      6.61      4.91     2.80      3.68     5.71      7.37      5.65
PORTFOLIO TURNOVER RATE          86%        14%      176%       51%       96%      86%       14%     176%       51%       96%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income    $   0.18*  $   0.27*  $  0.43*  $  0.58*  $  0.40*  $ 0.33*  $  0.34*  $ 0.52*  $  0.65*  $  0.48*
  Expense ratio,
  including interest
  expense                      1.65%      1.74%     2.00%    --        --        0.87%     0.96%    1.30%    --        --
  Expense ratio,
   excluding interest
   expense (operating
   expenses)                   1.65       1.74      1.80      2.12%     2.20%    0.87      0.96     1.06      1.36%     1.42%


                  -------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(2) As a result of voluntary expense limitations, expense ratios of Class C Shares, excluding interest expense, will not exceed 1.30%.

(3) As a result of voluntary expense limitations, expense ratios of Class O Shares, excluding interest expense, will not exceed 0.55%.

 * Per share amounts have been calculated using the monthly average shares method.

**  Amount represents less than $0.01 per share.

                    Salomon Brothers Investment Series - 98

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

            SUPPLEMENT TO SALOMON BROTHERS MUTUAL FUNDS APPLICATION
                                (RETAIL AND IRA)
IN ADDITION TO PRIMARY APPLICATION, ALL FIELDS BELOW MUST BE COMPLETED FOR EACH
                                     OWNER

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT:

THE USA PATRIOT ACT: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account. If you do not provide us with this information, we will not be able to open the account. If we are unable to verify your identity, we reserve the right to close your account or take other steps that we may deem advisable.

1A.) ACCOUNT REGISTRATION

  To be used for the following types of accounts:
     -- Individual/Joint
     -- Uniform Gifts/Transfers to Minors
     -- Corporate/Partnerships/Trusts
     -- Foreign Accounts
     (For corporate/partnership/trust accounts and foreign accounts, refer to reverse for a listing of documents required to establish account)

OWNER 1                Name of Owner or Authorized Signer
                                                           ---------------------
                  Address (P.O. Boxes must be accompanied
                                     by a street address)
                                                           ---------------------
                                    City, State, Zip Code
                                                           ---------------------
                                            Date of Birth
                                                           ---------------------
         Social Security Number/Tax Identification Number
                                                           ---------------------

OWNER 2                Name of Owner or Authorized Signer
                                                           ---------------------
                  Address (P.O. Boxes must be accompanied
                                     by a street address)
                                                           ---------------------
                                    City, State, Zip Code
                                                           ---------------------
                                            Date of Birth
                                                           ---------------------
         Social Security Number/Tax Identification Number
                                                           ---------------------

OWNER 3                Name of Owner or Authorized Signer
                                                           ---------------------
                  Address (P.O. Boxes must be accompanied
                                     by a street address)
                                                           ---------------------
                                    City, State, Zip Code
                                                           ---------------------
                                            Date of Birth
                                                           ---------------------
         Social Security Number/Tax Identification Number
                                                           ---------------------

CORPORATE ACCOUNTS:
A certified copy of the Corporate Resolution with the corporate seal affixed to the document. Certification must be dated within 6 months of our receipt. It must state that the document is a true and complete copy of the original, that the resolution is in full force and effect and that it has not been revoked. The certification must be signed by the secretary of the corporation or by another officer who has not signed the letter of instruction. Please note that an original Medallion Signature Guarantee that is affixed to the document will serve as certification.

PARTNERSHIP ACCOUNTS:
A certified copy of the Partnership Agreement outlining the rules and regulations of a business set up as a partnership. The Partnership Agreement must name the partners authorized to act on behalf of the business (to sell, buy, transfer or assign) and further state how many partners must act at any one time. This document must be certified by an acceptable bank or brokerage firm and should contain language which conveys it is a TRUE AND COMPLETE COPY and is in FULL FORCE AND EFFECT, the date, the name of the financial institution certifying the document, the signature and title of the person certifying on behalf of the financial institution and a signature or medallion guarantee by another officer of the financial institution. Be advised this document must be certified within 60 days prior to our receipt.

TRUST ACCOUNTS:
A CERTIFIED COPY OF THE TRUST AGREEMENT AND/OR AMENDMENT TO THE TRUST AGREEMENT naming the authorized trustee(s). This certification must be dated within 60 days of our receipt.

   Acceptable certification may be obtained from most domestic financial institutions, including domestic banks, domestic trust companies, municipal and government securities dealers and brokers, domestic credit unions, domestic savings associations, members of a domestic national securities exchange, domestic brokers and dealers, registered domestic securities associations, and domestic clearing agencies. CERTIFICATION SHOULD APPEAR ON THE DOCUMENT IN THE FOLLOWING FORMAT:

   'THIS DOCUMENT IS A TRUE AND COMPLETE COPY OF THE ORIGINAL AND IS IN FULL FORCE AND EFFECT.'

       NAME OF BANK OR BROKERAGE FIRM

       BY: ________________________ AUTHORIZED SIGNATURE ______________________
       DATE: ___________________

FOREIGN ACCOUNTS:
Copies of appropriate identification information must be included with the account application in order for the accounts to be established. For identification information, the foreign customer may provide copies of a government issued document that includes a government issued identification number and the country of issuance, such as a Passport, an alien identification card or other government issued document evidencing nationality or residence that bears a photograph.

    Salomon Brothers Investment Series

ACCOUNT APPLICATION                 Please Note: A separate application must
                                                 be used to open an IRA account.
--------------------------------------------------------------------------------

 1. TYPE OF ACCOUNT (Please print)  (Account will not be opened without Taxpayer
                                    I.D. No. or Social Security No.)

[ ] INDIVIDUAL          [ ] JOINT       Social Security No. or Taxpayer I.D. No.

Name
     ------------------------------     ----------------------------------------

Joint Registrant (if any)1,2            Social Security No. or Taxpayer I.D. No.

Name
     ------------------------------     ----------------------------------------

1 Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

2 For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------

[ ] UNIFORM GIFT TO MINORS OR  [ ] UNIFORM TRANSFER TO MINORS (where allowed by law)

Name of Adult Custodian (only one permitted)

Name
     -------------------------------------------

Minor's Date of Birth
                      ----------------------
Name of Minor (only one permitted)                   Minor's Social Security No.
                                                     --------------------------
Name
     ----------------------------------------
                                     (Account will not be opened without
                                      minor's Social Security No.)
 under the                            Uniform Gifts/Transfer to Minors Act.
           ---------------------------
           State of Residence of Minor
--------------------------------------------------------------------------------

[ ] CORPORATION                    [ ] PARTNERSHIP                  Social Security No. or Taxpayer I.D. No.

[ ] TRUST*                         [ ] OTHER                                              -- - - - - - - - -

                                  (Account will not be opened without Taxpayer I.D. No. or Social Security No.)

                                  ----------------------------------------------------------------------------

Name of Corporation, Partnership, or Other

------------------------------------------

______________________________________________________________________________

Name(s) of Trustee(s)
                     ---------------------------------------------------------

* If a Trust, include date of trust instrument and list trustees
  if they are to be named in the registration.      Date of the Trust Agreement

                                                    ---------------------------

-------------------------------------------------------------------------------

 2. MAILING ADDRESS

Street or P.O. Box
                  ------------------------------------------------------------
City                                    State                    Zip
    -----------------------------------      -------------------    ----------

Business Telephone                           Home Telephone
                  --------------------------                ------------------

--------------------------------------------------------------------------------

 3. INVESTMENT INFORMATION

METHOD OF INVESTMENT

[ ] I have enclosed a check for the minimum of $250 per Fund ($50 for UGMA accounts).

[ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.

[ ] I purchased ___ shares of ____ through my broker on ___/___/___.
    Confirm #____

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:





CLASS A  CLASS B  CLASS C  CLASS Y      SALOMON BROTHERS INVESTMENT SERIES              INVESTMENT
---------------------------------------------------------------------------------------------------------

-------  -------  -------  -------      All Cap Value Fund                        $______________________

-------  -------  -------    N/A        Balanced Fund                             $______________________

-------  -------  -------    N/A        California Tax Free Bond Fund             $______________________

-------  -------  -------  -------      Capital Fund                              $______________________

-------  -------  -------    N/A        Cash Management Fund                      $______________________

-------  -------  -------  -------      High Yield Bond Fund                      $______________________

-------  -------  -------  -------      Investors Value Fund                      $______________________

-------  -------  -------    N/A        Large Cap Growth Fund                     $______________________

-------  -------  -------    N/A        Mid Cap Fund                              $______________________

-------  -------  -------    N/A        National Tax Free Bond Fund               $______________________

-------  -------  -------    N/A        New York Municipal Money Market Fund      $______________________

-------  -------  -------    N/A        New York Tax Free Bond Fund               $______________________

-------  -------  -------    N/A        Short/Intermediate U.S. Government Fund   $______________________

-------  -------  -------  -------      Small Cap Growth Fund                     $______________________

-------  -------  -------  -------      Strategic Bond Fund                       $______________________

                                                         TOTAL INVESTMENT AMOUNT  $______________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)

METHOD OF INVESTMENT

Are you a shareholder in another Salomon Brothers Investment Series
Fund?   [ ] Yes   [ ] No

[ ] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Investment Series Fund accounts (excluding Class B and Class C Shares).

Fund                                          Account No. or Social Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LETTER OF INTENT

[ ] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

[ ] $25,000 [ ] $50,000 [ ] $100,000 [ ] $250,000 [ ] $500,000 [ ] $1,000,000
------------------------------------------------------------------------------

 5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                                CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.       [ ] I wish to reinvest capital gains in the same
                                                             Fund.
[ ] I wish to have dividends paid in cash.               [ ] I wish to have capital gains paid in cash.

The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the __ Fund to the __ Fund.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

 6. AUTOMATIC WITHDRAWAL PLAN

I would like to establish an Automatic Withdrawal in the amount of $_____ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[ ] Monthly         [ ] Quarterly       [ ] Startup Month/Year:________________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Value Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $25 from each Fund.

Please mail checks to:                                  Wire transfers to:
[ ] Address of Record (named in Section 2)              [ ] Bank of Record (named in Section 10)

Name
     -------------------------------------------------------------------------
Address
        ----------------------------------------------------------------------
City                                    State                    Zip
    -----------------------------------      -------------------    ----------

--------------------------------------------------------------------------------





 7. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account (s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------

 8. SYSTEMATIC EXCHANGE PLAN

I would like to exchange shares in my ______________ Fund account, for which no certificates have been issued, to:

$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of_______

--------------------------------------------------------------------------------

 9. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

 10. AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the _______ day of the month for investment:

[ ] Monthly             [ ] Every alternate month         [ ] Other

[ ] Quarterly           [ ] Semianually

No more than one investment will be processed per month.

$ ____________ into the _______________________________________________ Fund
   $25 Minimum

$ ____________ into the _______________________________________________ Fund
   $25 Minimum

$ ____________ into the _______________________________________________ Fund
   $25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

    JOHN DOE                                             000
    123 Main Street
    Anywhere, USA 12345

    ____________________________________________ $

   -----------------------------------------------------------

   --------------------------------   ------------------------

-------------------------------------------------------------------------------
 11. BANK OF RECORD

Please attach a voided check in the space provided in Section 10.

Bank Name
          --------------------------------------------------------------------
Address
        ----------------------------------------------------------------------
City                                    State                    Zip
    -----------------------------------      -------------------    ----------

Bank ABA No.
            ------------------------------------------------------------------

Bank Account No.
                --------------------------------------------------------------

Account Name
             -----------------------------------------------------------------

SIGNATURE AND DEALER INFORMATION
--------------------------------------------------------------------------------

 12. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund (s) in which I (we) am (are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I
(WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING; OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR; (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS, ITEM (2) DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), AND GENERALLY PAYMENTS OTHER THAN INTEREST AND DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ] Nonresident alien [form W-8 attached]   Country of Citizenship
                                                                   ------------

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Authorized signature _____________________ Title ________________ Date _________

Authorized signature _____________________ Title ________________ Date _________

--------------------------------------------------------------------------------

 13. FOR DEALER USE ONLY (Please print)

We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer's Name
              ----------------------------------------------------------------
Main Office Address
                   -----------------------------------------------------------
Dealer Number                Branch #                     Rep #
             ---------------         ---------------------      --------------
Representative's Name
                     ---------------------------------------------------------

Branch Address                                   Telephone No.
              ----------------------------------              ----------------

Authorized Signature of Dealer _______________________  Title ----------------

If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
CUSTOMER SERVICE

For customer service, including account information, transfers and Fund prices, you may call
                                 1-800-446-1013
             between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.




--------------------------------------------------------------------------------
MAILING INSTRUCTIONS

Mail your completed account application and    OR     (for overnight and express mail delivery)
check made payable to Salomon Brothers
Funds to:
SALOMON BROTHERS INVESTMENT SERIES                    SALOMON BROTHERS INVESTMENT SERIES
C/O PFPC                                              C/O PFPC
P.O. BOX 9764                                         101 SABIN STREET
PROVIDENCE, RI 02940 - 9764                           PAWTUCKET, RI 02860

                                                       SBPROAPP 5/00

                                           SIGNATURE CARD
                                          SALOMON BROTHERS
                                        CASH MANAGEMENT FUND
                                NEW YORK MUNICIPAL MONEY MARKET FUND
                               Boston Safe Deposit and Trust Company

ACCOUNT NUMBER
--------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED

--------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S)  --  Individuals must sign as their names appear in account registration

1 ______________________________________________________________________________

2 ______________________________________________________________________________

3 ______________________________________________________________________________

4 ______________________________________________________________________________

[ ] Check if all signatures are required

[ ] Check if only one signature is required             Date ___________________

[ ] Check if combination of signatures is required and specify number and/or individual(s)

                      SUBJECT TO CONDITION ON REVERSE SIDE

  THE PAYMENT OF FUNDS IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON REVERSE SIDE.

  By executing this signature card, I (we) hereby authorize Boston Safe Deposit and Trust Company ('Bank') to honor checks drawn by me (us) on my (our) Account in the Investment Company ('Fund') indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

  If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of 'only one signature is required' has been selected.

  Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until the check has cleared which may take up to 15 days. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

  Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

  I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund's current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS

Annual and Semi-annual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal period.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus. The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting the transfer agent at 1-800-446-1013, calling Salomon Brothers Asset Management at 1-800-SALOMON, writing the funds at 125 Broad Street, New York, NY 10004 or calling your Financial Consultant.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http:/www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not reply upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

Investment Company Act file no. 811-06087, 811-02667, 811-14025, 811-5034)

125 Broad Street                                               -----------------
New York, New York 10004                                            SALOMON
                                                               -----------------
SAM2095 4/04 126562                                                BROTHERS
                                                               -----------------
www.sbam.com                                                   Asset Management

                                                Filed under Rule 497(c)
                                                File Nos. 33-34423 and 811-06087

April 29, 2004

PROSPECTUS
AND
APPLICATION



Salomon Brothers Asset Management

                              [ ] Balanced Fund

                              [ ] Capital Fund

                              [ ] Cash Management Fund

                              [ ] High Yield Bond Fund

                              [ ] Investors Value Fund
Salomon Brothers
                              [ ] Large Cap Growth Fund

                              [ ] New York Municipal Money Market Fund

                              [ ] Short/Intermediate U.S. Government Fund

                              [ ] Small Cap Growth Fund

                              [ ] Strategic Bond Fund




-----------------     The Securities and Exchange Commission has not approved
     SALOMON          the funds' shares as an investment or determined
-----------------     whether this prospectus is accurate or complete. Any
    BROTHERS          statement to the contrary is a crime.
-----------------
Asset Management

 CONTENTS

            Fund goals, strategies and risks:
                Balanced Fund...........................................    2
                Capital Fund............................................    6
                Cash Management Fund....................................    9
                High Yield Bond Fund....................................   12
                Investors Value Fund....................................   15
                Large Cap Growth Fund...................................   18
                New York Municipal Money Market Fund....................   21
                Short/Intermediate U.S. Government Fund.................   25
                Small Cap Growth Fund...................................   29
                Strategic Bond Fund.....................................   32
            More on the funds' investments..............................   36
            Management..................................................   43
            Choosing a share class to buy...............................   47
            Buying shares and exchanging shares.........................   55
            Redeeming shares............................................   57
            Other things to know about share transactions...............   59
            Dividends, distributions and taxes..........................   61
            Financial highlights........................................   63


                                ABOUT THE FUNDS


Equity/Blend Funds           Fixed Income Funds           Money Market Funds
------------------           ------------------           ------------------
Balanced Fund                High Yield Bond Fund         Cash Management Fund
Capital Fund                 Short/Intermediate           New York Municipal Money
Investors Value Fund           U.S. Government Fund         Market Fund
Large Cap Growth Fund        Strategic Bond Fund
Small Cap Growth Fund


An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                     Salomon Brothers Investment Series - 1

 BALANCED FUND


 INVESTMENT              As its primary investment objective, the fund seeks to
 OBJECTIVE               obtain above average income (compared to a portfolio
                         invested in equity securities). The fund's secondary
                         objective is to take advantage of opportunities for growth of capital and income. These objectives may be changed
                         without shareholder approval.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests in a broad range of equity and fixed income
 INVESTMENT              securities of both U.S. and foreign issuers. The fund varies
 STRATEGY                its allocations between equity and fixed income securities depending on the manager's view of economic and market
                         conditions, fiscal and monetary policy and security values.
                         However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                         CREDIT QUALITY: The fund's investments in non-convertible
                         fixed income securities are primarily investment grade, but the fund may invest up to 20% of its assets in
                         nonconvertible fixed income securities rated below
                         investment grade by a recognized rating agency or in unrated securities of equivalent quality. Securities rated below
                         investment grade are commonly referred to as 'junk bonds.'
                         The fund may invest in convertible securities without limit as to credit quality and amount.

                         MATURITY: The fund's investments in fixed income securities may be of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting stocks for investment, the manager applies a
 MANAGER                 bottom-up analysis, focusing on companies with:
 SELECTS THE
 FUND'S                   Large market capitalizations.
 INVESTMENTS              Favorable dividend yields and price-to-earnings ratios.
                          Stocks that historically have been less volatile than the
                          market as a whole.
                          Strong balance sheets.
                          A catalyst for appreciation and restructuring potential,
                          product innovation or new development.

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector
                         weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to
                         influence economic activity and interest rates. These
                         factors include fundamental economic indicators, Federal
                         Reserve monetary policy and the relative value of the U.S.
                         dollar compared to other currencies. Once the manager
                         determines the preferable portfolio characteristic, the
                         manager selects individual securities based upon the terms of the securities (such as yields compared to U.S.
                         Treasuries or comparable issuers), liquidity and rating, and sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an
                         issuer's:

                         Credit quality taking into account financial condition and profitability.
                         Future capital needs.
                         Potential for change in rating and industry outlook.
                         Management's ability to be competitive in its particular
                         industry.


                                 Balanced Fund
                     Salomon Brothers Investment Series - 2

 PRINCIPAL               While investing in a mix of equity and debt securities can
 RISKS OF                bring added benefits, it may also involve additional risks.
 INVESTING IN            You should note that the fund's manager determines the
 THE FUND                allocation of the fund's assets, and the fund's performance could be adversely affected if the manager's judgment about the relative attractiveness of stocks and bonds proves
                         incorrect. Investors could also lose money in the fund or
                         the fund may not perform as well as other investments if any of the following occurs:

                          U.S. stock markets decline.
                          An adverse event, such as an unfavorable earnings report,
                          negatively affects the stock price of a company in which the fund invests.
                          Large capitalization stocks fall out of favor with
                          investors.
                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or stock proves to be incorrect.
                         The fund also has risks associated with investing in bonds.
                         The fund could also lose money or underperform other
                         investments if:

                          Interest rates go up, causing the prices of fixed-income
                          securities to decline and reducing the value of the fund's investments.
                          The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its
                          credit rating downgraded.
                          During periods of declining interest rates, the issuer of a security exercises its option to prepay earlier than
                          scheduled, forcing the fund to reinvest in lower yielding
                          securities. This is known as call or prepayment risk.
                          During periods of rising interest rates, the average life of certain types of securities is extended because of slower
                          than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as
                          extension risk.
                          The fund's income could be reduced if interest rates or
                          dividend yields decline.


THIS SECTION
SUMMARIZES THE FUND'S
PRINCIPAL INVESTMENT
STRATEGIES AND THE
PRINCIPAL RISKS OF
INVESTING. SEE 'MORE
ON THE FUNDS'
INVESTMENTS' BEGINNING
ON PAGE 36 OF THIS
PROSPECTUS AND THE
STATEMENT OF
ADDITIONAL INFORMATION
FOR MORE INFORMATION
ABOUT THE FUND'S
INVESTMENTS AND THE
RISKS OF INVESTING




                                 Balanced Fund
                     Salomon Brothers Investment Series - 3

                                                    [BAR GRAPH]


 PERFORMANCE                                                                          TOTAL RETURN
                                            Class A Shares % Total Return
                                            Calendar years ended December 31
 The bar chart indicates the risks of              1996         18.33                 The bar chart shows the
 investing in the fund by showing                  1997         19.05                 performance of the
 changes in the fund's performance                 1998          6.36                 fund's Class A shares
 from year to year.                                1999          3.21                 for each of the
 Past performance does not                         2000          7.93                 calendar years
 necessarily indicate how the fund                 2001          0.96                 indicated. Class B, C
 will perform in the future.                       2002         -3.32                 and O shares would have
                                                   2003         16.86                 different performance
 QUARTERLY RETURNS: Highest:                                                          because of their
 10.03% in 2nd quarter 2003;                                                          different expenses. The
 Lowest: (7.72)% in 3rd                                                               performance information
 quarter 2002.                                                                        in the chart does not
                                                                                      reflect sales charges,
                                                                                      which would reduce your
                                                                                      return.



-------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE                                                                                    COMPARATIVE
                                                                                                      PERFORMANCE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.              This table compares the
                                                                                                      before- and after-tax
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)                                 average annual total
                                                                                                      returns of the fund's
                                                                1 year      5 years    Since          Class A shares for the
                                                                                      Inception*      periods shown with that
                                                                                                      of the S&P 500 Stock
 Class A                                                                                              Index ('S&P 500
    Return Before Taxes                                            10.14%    3.67%       8.13%        Index'), a broad-based
                                                                                                      unmanaged index of
    Return After Taxes on Distributions                             8.73%    1.77%       5.98%        widely held common
                                                                                                      stocks, and the
    Return After Taxes on Distributions and Sale                    6.63%    1.97%       5.71%        Citigroup Broad
    of Fund Shares                                                                                    Investment Grade Bond
                                                                                                      Index ('Citigroup Big
------------------------------------------------------------------------------------------------      Index'), a broad-based
 Other Classes                                                                                        unmanaged index of
                                                                                                      corporate bonds.
 Class B                                                           10.94%    3.79%       8.08%        After-tax returns for
                                                                                                      all other classes will
 Class C**                                                         14.99%    4.13%       8.10%        vary. After-tax returns
                                                                                                      are calculated using
 Class O                                                           17.12%    5.15%       9.22%        the highest historical
                                                                                                      individual federal
------------------------------------------------------------------------------------------------      marginal income tax
 S&P 500 Stock Index                                               28.67%   (0.57)%     10.05%        rates and do not
                                                                                                      reflect the impact of
 Citigroup Broad Investment Grade Bond Index***                     4.20%    6.61%       7.22%        state and local taxes.
                                                                                                      Actual after-tax
  *The inception date is September 11, 1995.                                                          returns depend upon an
                                                                                                      individual investor's
  **Effective April 29, 2004, Class 2 shares were renamed Class C shares. On                          tax situation and may
    February 2, 2004, the initial sales charge of 1.00% on these shares was                           differ from those
    eliminated for sales made on or after that date. The average annual returns for                   shown. After-tax
    Class C shares in the table have been calculated as if the sales charge had                       returns shown are not
    been eliminated for the entire period.                                                            relevant to investors
                                                                                                      who hold their fund
 ***The index was formerly called the Salomon Smith Barney Broad Investment Grade                     shares through tax-
    Bond Index. Index returns are for the period beginning on October 1, 1995.                        deferred arrangements
                                                                                                      such as 401(k) plans or
                                                                                                      individual retirement
                                                                                                      accounts. This table
                                                                                                      also compares the
                                                                                                      before-tax average
                                                                                                      annual total returns of
                                                                                                      the other fund classes
                                                                                                      with the S&P 500 Index
                                                                                                      and Citigroup Big
                                                                                                      Index. The fund's past
                                                                                                      performance, before and
                                                                                                      after taxes, is not
                                                                                                      necessarily an
                                                                                                      indication of how the
                                                                                                      fund will perform in
                                                                                                      the future.



                     Salomon Brothers Investment Series - 4

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR                                                 FEES AND EXPENSES
 INVESTMENT)                                  CLASS A   CLASS B   CLASS C   CLASS O
                                                                                           This table sets forth
 Maximum sales charge on purchases (as a %     5.75%*     None      None      None         the fees and expenses
 of offering price)                                                                        you will pay if you
 Maximum deferred sales charge on               None     5.00%     1.00%      None         invest in shares of the
 redemptions (as a % of the lower of net                                                   fund. Because some of
 asset value at purchase or redemption)                                                    the fund's expenses
                                                                                           were waived, actual
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS                                       total operating
 A % OF NET ASSETS)                                                                        expenses for the prior
                                                                                           year were:
   Management fees                             0.55%     0.55%     0.55%     0.55%         Class  A: 0.95%
                                                                                           Class  B: 1.70%
   Distribution and service (12b-1) fee        0.25%     1.00%     1.00%      None         Class  C: 1.70%
                                                                                           Class  O: 0.70%
   Other expenses                              0.47%     0.45%     0.38%     0.31%
                                                                                           This waiver may be
   Total annual fund operating expenses        1.27%     2.00%     1.93%     0.86%         reduced or terminated
                                                                                           at any time.
 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower.
  You may buy Class A Shares in amounts of $1,000,000 or more at net asset value
  (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
------------------------------------------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS    This example helps you
                                                                                           compare the cost of
 Your costs would be                                                                       investing in the fund
 Class A                                         $697      $955     $1,232      $2,021     with other mutual
                                                                                           funds. Your actual cost
 Class B (redemption at end of period)            703       927      1,278       2,051*    may be higher or lower.

 Class B (no redemption)                          203       627      1,078       2,051*

 Class C (redemption at end of period)            296       606      1,042       2,254

 Class C (no redemption)                          196       606      1,042       2,254

 Class O                                           88       274        477       1,061

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      You redeem your shares at the end of the period (unless otherwise indicated)


 *Assumes conversion to Class A shares approximately seven years after purchase.



                                 Balanced Fund
                     Salomon Brothers Investment Series - 5

 CAPITAL FUND


 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential.

-------------------------------------------------------------------------------------

 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of U.S.
 STRATEGY                companies. These companies typically range in size from
                         established large capitalization companies to medium size
                         companies. However, the fund may also invest in small
                         capitalization companies including those at the beginning of their life cycles.

-------------------------------------------------------------------------------------

 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager seeks to identify those
 FUND'S                  companies which offer the greatest potential for capital
 INVESTMENTS             appreciation through careful fundamental analysis of each
                         company and its financial characteristics. The manager
                         evaluates companies of all sizes but emphasizes those with market capitalizations above $1 billion.
                         In selecting individual companies for investment, the
                         manager looks for the following:
                          Security prices which appear to undervalue the company's
                          assets or do not adequately reflect factors such as
                          favorable industry trends, lack of investor recognition or the short-term nature of earnings declines.
                          Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's securities.
                          Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may
                          enhance future earnings.

-------------------------------------------------------------------------------------

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:

                           U.S. stock markets decline or stocks perform poorly relative to other types of investments.
                           An adverse event, such as negative press reports about a
                           company in the fund's portfolio, depresses the value of the company's securities.
                           The manager's judgment about the attractiveness, relative
                           value or potential appreciation of a particular sector or
                           security proves to be incorrect.
 THIS SECTION              There is greater volatility of share price because of the
 SUMMARIZES THE FUND'S     fund's ability to invest in small and medium capitalization
 PRINCIPAL INVESTMENT      companies. Investing in small and medium capitalization
 STRATEGIES AND THE        companies involves a substantial risk of loss. Compared to
 PRINCIPAL RISKS OF        large capitalization companies, small and medium
 INVESTING. SEE 'MORE      capitalization companies and the market for their
 ON  THE FUNDS'            securities are more likely to:
 INVESTMENTS' BEGINNING
 ON PAGE 36 OF THIS           Be more sensitive to changes in earnings results and
 PROSPECTUS AND THE           investor expectations.
 STATEMENT OF ADDITIONAL      Have more limited product lines, capital resources and
 INFORMATION FOR MORE         management depth.
 INFORMATION ABOUT THE        Experience sharper swings in market values.
 FUND'S INVESTMENTS AND       Be harder to sell at the times and prices the manager
 THE RISKS OF INVESTING       believes appropriate.
                              Offer greater potential for gain and loss.

                         The fund is not diversified, which means that it is
                         permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified
                         may magnify the fund's losses from events affecting a
                         particular issuer. However, the manager seeks to diversify the fund's investments across industries, which may help
                         reduce this risk.




                                  Capital Fund
                     Salomon Brothers Investment Series - 6







                                                      [BAR GRAPH]


 PERFORMANCE                                                                        TOTAL RETURN
                                               Class O Shares % Total Return
                                             Calendar years ended December 31
 The bar chart indicates the risks                  1994        -14.16             The bar chart shows the
 of investing in the fund by                        1995         34.88             performance of the
 showing changes in the fund's                      1996         33.34             fund's Class O shares
 performance from year to year.                     1997         26.76             for each of the
                                                    1998         23.83             calendar years
 Past performance does not                          1999         23.44             indicated. Class A, B
 necessarily indicate how the                       2000         19.20             and C shares would have
 fund will perform in the future.                   2001          2.00             different performance
                                                    2002        -24.26             because of their
                                                    2003         44.34             different expenses and
 QUARTERLY RETURNS: Highest:                                                       sales charges. The performance
 22.50% in 4th quarter 1998;                                                       information in the chart
 Lowest: (23.75)% in 3rd                                                           does not reflect sales
 quarter 2002.                                                                     charges which would
                                                                                   reduce your return.
----------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,            COMPARATIVE
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS           PERFORMANCE
 AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)                          This table compares the
                                                                              Since            before- and after-tax
                                               1 Year   5 Years   10 Years   Inception*        average annual total
                                                                                               returns of the fund's
 Class O                                                                                       Class O shares for the
                                                                                               periods shown with that
   Return Before Taxes                         44.34%   10.41%     14.80%         n/a          of the Russell 3000
                                                                                               Index, a broad-based
   Return After Taxes on Distributions         44.12%    8.33%     10.92%         n/a          unmanaged capitalization-
                                                                                               weighted  index of large
   Return After Taxes on Distributions         28.78%    7.85%     10.54%         n/a          capitalization companies.
   and Sale of Fund Shares                                                                     After-tax returns for all
                                                                                               other classes will vary.
---------------------------------------------------------------------------------------        After-tax returns are
 Other Classes                                                                                 calculated using the
                                                                                               highest historical
 Class A                                       35.49%    8.72%        n/a      14.01%          individual federal
                                                                                               marginal income tax
 Class B                                       37.48%    8.87%        n/a      14.07%          rates and do not
                                                                                               reflect the impact of
 Class C*                                      41.52%    9.14%        n/a      14.07%          state and local taxes.
                                                                                               Actual after-tax
 Class Y                                       44.40%      n/a        n/a       1.33%          returns depend upon an
                                                                                               individual investor's
--------------------------------------------------------------------------------------         tax situation and may
                                                                                               differ from those
 Russell 3000 Index                            31.06%    0.37%     10.78%         n/a          shown. After-tax
                                                                                               returns shown are not
  * The inception date for Class O shares is December 17, 1976. The inception date for         relevant to investors
    Class A, B and C shares is November 1, 1996. The inception date for Class Y shares is      who hold their fund
    January 31, 2001.                                                                          shares through
 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2,       tax-deferred arrangements
    2004, the initial sales charge of 1.00% on these shares was eliminated for sales           such as 401(k) plans or
    made on or after that date. The average annual returns for Class C shares in the           individual retirement
    table have been calculated as if the sales charge had been eliminated for the              accounts. This table
    entire period.                                                                             also compares the
                                                                                               before-tax average
                                                                                               annual total returns of
                                                                                               the other fund classes
                                                                                               with the Russell 3000
                                                                                               Index. The fund's past
                                                                                               performance, before and
                                                                                               after taxes, is not
                                                                                               necessarily an
                                                                                               indication of how the
                                                                                               fund will perform in
                                                                                               the future.



                                  Capital Fund
                     Salomon Brothers Investment Series - 7

 FEE TABLE


 --------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR                                                          FEES AND EXPENSES
 INVESTMENT)                               CLASS A   CLASS B   CLASS C   CLASS O      CLASS Y
 Maximum sales charge on purchases          5.75%*     None      None       None         None       This table sets forth
 (as a % of offering price)                                                                         the fees and expenses
 Maximum deferred sales charge on            None     5.00%     1.00%       None         None       you will pay if you
 redemptions (as a % of the lower of net                                                            invest in shares of the
 asset value at purchase or redemption)                                                             fund.


 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees**                        0.58%     0.58%     0.58%      0.58%        0.58%

   Distribution and service (12b-1) fee     0.25%     1.00%     1.00%       None         None

   Other expenses                           0.25%     0.36%     0.34%      0.07%        0.05%

   Total annual fund operating expenses     1.08%     1.94%     1.92%      0.65%        0.63%

  *If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 **The fund has a management fee schedule that reduces the fee payable on assets in excess of
   $100 million as follows: 1.00% on assets up to $100 million, 0.75% on assets between $100 million and $200 million, 0.625% on assets between $200 million and $400 million and 0.50%
   on assets over $400 million.

---------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS          This example helps you
                                                                                                    compare the cost of
 Your costs would be                                                                                investing in the fund
 Class A                                              $679     $899     $1,136      $1,816          with other mutual
                                                                                                    funds. Your actual cost
 Class B (redemption at end of period)                 697      909      1,247       1,936*         may be higher or lower.

 Class B (no redemption)                               197      609      1,047       1,936*

 Class C (redemption at end of period)                 295      603      1,037       2,243

 Class C (no redemption)                               195      603      1,037       2,243

 Class O                                                66      208        362         810

 Class Y                                                64      202        351         786

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period (unless otherwise indicated)

 * Assumes conversion to Class A shares approximately seven years after purchase.




                                  Capital Fund
                     Salomon Brothers Investment Series - 8

 CASH MANAGEMENT FUND


 INVESTMENT              The fund seeks as high a level of current income as is
 OBJECTIVE               consistent with liquidity and stability of principal.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund is a money market fund that invests in high
 INVESTMENT              quality, U.S. dollar denominated short-term debt securities.
 STRATEGY                The fund may invest in all types of money market instruments including U.S. government securities, short-term debt
                         securities, commercial paper, variable rate demand notes,
                         certificates of deposit, bankers' acceptances,
                         mortgage-backed and asset-backed securities, repurchase
                         agreements and fixed time deposits. While the fund invests primarily in securities of U.S. issuers, the fund may also invest in U.S. dollar denominated obligations of foreign
                         governmental and corporate issuers. The debt instruments in which the fund invests may have fixed or variable rates of interest. The fund normally maintains at least 25% of its
                         assets in bank obligations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having, or that are deemed to have, remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

-------------------------------------------------------------------------------------

 HOW THE MANAGER         In selecting investments for the fund, the manager looks
 SELECTS THE FUND'S      for:
 INVESTMENTS               Eligible issuers with the most desirable credit quality.
                           The best relative values based on an analysis of yield,
                           price, interest rate sensitivity and credit quality.
                           Maturities consistent with the manager's outlook for
                            interest rates.

-------------------------------------------------------------------------------------

 PRINCIPAL RISKS         An investment in the fund is not insured or guaranteed by
 OF INVESTING IN         the FDIC or any other government agency. Although the fund
 THE FUND                seeks to preserve the value of an investment at $1.00 per
                         share, it is possible to lose money by investing in the
 There is no             fund, or the fund could underperform other similar money
 assurance that          market funds if any of the following occurs:
 the fund
 will be able             Interest rates rise sharply.
 to maintain a            An issuer or guarantor of the fund's securities defaults, or
 stable net asset         has its credit rating downgraded.
 value of $1.00           The manager's judgment about the relative value, credit
 per share.               quality or income potential of a particular security or the direction or timing of interest rate changes proves to be
 THIS SECTION             incorrect.
 SUMMARIZES THE FUND'S    The value of the fund's foreign securities goes down because
 PRINCIPAL INVESTMENT     of unfavorable government actions, economic conditions or
 STRATEGIES AND THE       political instability.
 PRINCIPAL RISKS OF
 INVESTING. SEE 'MORE    Investing in high quality, short-term instruments may result
 ON THE FUNDS'           in a lower yield than investing in lower quality or
 INVESTMENTS' BEGINNING  longer-term investments. When interest rates are very low,
 ON PAGE 36 OF THIS      as they have been recently, the fund's expenses could absorb
 PROSPECTUS AND THE      all or a significant portion of the fund's income. Over
 STATEMENT OF            time, a money market fund is likely to underperform other
 ADDITIONAL INFORMATION  fixed income or equity investment options.
 FOR MORE INFORMATION
 ABOUT THE FUND'S
 INVESTMENTS AND THE
 RISKS OF INVESTING



                              Cash Management Fund
                     Salomon Brothers Investment Series - 9

 PERFORMANCE                                                                                     TOTAL RETURN
                                          Class O Shares % Total Return
                                         Calender years ended December 31
 The bar chart indicates the risks                1994          3.88                             The bar chart shows the
 of investing in the fund by                      1995          5.60                             performance of the
 showing changes in the fund's                    1996          5.07                             fund's Class O shares
 performance from year to year.                   1997          5.22                             for each of the
 Past performance does not                        1998          5.15                             calendar years
 necessarily indicate how the                     1999          4.79                             indicated. Class A, B
 fund will perform in the future.                 2000          6.03                             and C shares may have
                                                  2001          3.59                             different performance
 QUARTERLY RETURNS: Highest:                      2002          1.30                             because of their
 1.54% in 3rd quarter 2000;                       2003          0.68                             different expenses.
 Lowest: 0.14% in 4th quarter
 2003.

--------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE                                                                               COMPARATIVE
                                                                                                 PERFORMANCE
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.                                                                    The table indicates the
                                                                                                 average annual total
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)                            returns of each class
 Class               Inception Date      1 Year      5 Years      10 Years    Since Inception    for the periods shown.

 Class A                 2/1/95          0.68%        3.26%         n/a           4.06%

 Class B                 2/1/95          0.68%        3.26%         n/a           4.05%

 Class C*                2/1/95          0.68%        3.25%         n/a           4.04%

 Class O                10/2/90          0.68%        3.26%        4.12%           n/a

 The fund's 7-day yield as of December 31, 2003 was 0.58%.

 * Effective April 29, 2004, Class 2 shares were renamed Class C shares.

--------------------------------------------------------------------------------------------------------------------------
 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS C     CLASS O       FEES AND EXPENSES

 Maximum sales charge on purchases (as a % of        None      None      None        None        This table sets forth
 offering price)                                                                                 the fees and expenses
 Maximum deferred sales charge on redemptions (as    None      None      None        None        you will pay if you
 a % of the lower of net asset value at purchase                                                 invest in shares of the
 or redemption)                                                                                  fund. Because some of
                                                                                                 the fund's expenses
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS                                             were waived or
 A % OF NET ASSETS)                                                                              reimbursed, actual
                                                                                                 total operating
   Management fees                                  0.20%     0.20%     0.20%       0.20%        expenses for the prior
                                                                                                 year were:
   Distribution and service (12b-1) fee              None      None      None        None        Class  A: 0.55%
                                                                                                 Class  B: 0.55%
   Other expenses                                   0.52%     0.61%     0.63%       1.76%        Class  C: 0.55%
                                                                                                 Class  O: 0.55%
   Total annual fund operating expenses             0.72%     0.81%     0.83%       1.96%

                                                                                                 This waiver may be
                                                                                                 reduced or terminated
                                                                                                 at any time.




                              Cash Management Fund
                    Salomon Brothers Investment Series - 10

 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS       This example helps you
                                                                                                 compare the cost of
 Your costs would be                                                                             investing in the fund
                                                                                                 with other mutual
 Class A                                              $ 74     $230     $  401      $  894       funds. Your actual cost
                                                                                                 may be higher or lower.
 Class B                                                83      259        450         964*

 Class C                                               185      265        460       1,025

 Class O                                               199      615      1,057       2,285

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period



 *Assumes conversion to Class A shares approximately seven years after purchase.





                              Cash Management Fund
                    Salomon Brothers Investment Series - 11

 HIGH YIELD BOND FUND


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests primarily in high yield bonds issued by
 INVESTMENT              U.S. and foreign corporations and foreign governments and
 STRATEGY                their agencies and instrumentalities. Under normal
                         circumstances, the fund invests at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental
                         issuers to 35% of its assets.

                         CREDIT QUALITY: High yield bonds are rated below investment grade by a recognized rating agency or, if unrated, of
                         equivalent quality as determined by the manager. Below
                         investment grade securities are commonly referred to as
                         'junk bonds.'

                         MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may
                         invest in individual securities of any maturity.

-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and credit analysis. The
 SELECTS THE             manager then selects those individual securities that appear
 FUND'S                  to be most undervalued and to offer the highest potential
 INVESTMENTS             returns relative to the amount of credit, interest rate,
                         liquidity and other risk presented by these securities. The manager allocates the fund's investments across a broad
                         range of issuers and industries, which can help to reduce
                         risk.

                         In evaluating the issuer's creditworthiness, the manager employs fundamental analysis and considers the following factors:

                          The strength of the issuer's financial resources.
                          The issuer's sensitivity to economic conditions and trends.
                          The issuer's operating history.
                          The experience and track record of the issuer's management or political leadership.

-------------------------------------------------------------------------------------

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND
                          The issuer of a security owned by the fund defaults on its
 Investments in           obligation to pay principal and/or interest or has its
 high yield               credit rating downgraded.
 securities               Interest rates increase, causing the prices of fixed income
 involve a                securities to decline and reducing the value of the fund's
 substantial risk         portfolio.
 of loss.                 The manager's judgment about the attractiveness, value or
                          credit quality of a particular security or sector or about interest rate trends, proves to be incorrect.
                          During periods of declining interest rates, the issuer of a
 THIS SECTION             security prepays principal earlier than scheduled, forcing
 SUMMARIZES THE           the fund to reinvest in lower yielding securities. This is
 FUND'S PRINCIPAL         known as call or prepayment risk.
 INVESTMENT               During periods of rising interest rates, the average life of
 STRATEGIES AND THE       certain types of securities is extended because of slower
 PRINCIPAL RISKS          than expected principal payments. This may lock in a below
 OF INVESTING.            market interest rate, increase the security's duration and
 SEE 'MORE ON             reduce the value of the security. This is known as
 THE FUNDS'               extension risk.
 INVESTMENTS'             During periods of low interest rates, the fund's income may
 BEGINNING                decrease.
 ON PAGE 36 OF THIS
 PROSPECTUS AND THE      High yield securities are considered speculative and,
 STATEMENT OF            compared to investment grade securities, tend to have:
 ADDITIONAL
 INFORMATION FOR          More volatile prices and increased price sensitivity to
 MORE INFORMATION         changing interest rates and to adverse economic and business
 ABOUT THE FUND'S         developments.
 INVESTMENTS AND          Greater risk of loss due to default or declining credit
 THE RISKS OF             quality.
 INVESTING                Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                          Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

                         In addition, investing in foreign issuers, including
                         emerging market issuers, may involve additional risks
                         compared to investing in the securities of U.S. issuers.
                         Some of these risks do not apply to larger, more developed countries.




                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 12

 PERFORMANCE                                                                               TOTAL RETURN
                                          Class O Shares % Total Return
                                         Calender years ended December 31
 The bar chart indicates the risks
 of investing in the fund by                    1996         21.92                         The bar chart shows the
 showing changes in the fund's                  1997         13.03                         performance of the
 performance from year to year.                 1998         -7.05                         fund's Class A shares
 Past performance does not                      1999          7.03                         for each of the
 necessarily indicate how the                   2000         -3.59                         calendar years
 fund will perform in the future.               2001          4.21                         indicated. Class B, C O
                                                2002          6.42                         and Y shares would have
 QUARTERLY RETURNS: Highest:                    2003         23.83                         different performance
 8.47% in 4th quarter 2002;                                                                because of their
 Lowest: (13.26)% in 3rd                                                                   different expenses. The
 quarter 1998.                                                                             performance information
                                                                                           in the chart does not
                                                                                           reflect sales charges,
                                                                                           which would reduce your
                                                                                           return.
-------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE                                                                         COMPARATIVE
                                                                                           PERFORMANCE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS       This table compares the
 AND DIVIDENDS.                                                                            before- and after-tax
                                                                                           average annual total
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)                      returns of the fund's
                                                                           Since           Class A shares for the
                                                      1 Year    5 Years   Inception*       periods shown with that
                                                                                           of the Citigroup
 Class A                                                                                   High-Yield Market Index
                                                                                           ('Citigroup Index'), a
   Return Before Taxes                                 18.27%     6.23%       8.27%        broad-based unmanaged
                                                                                           index of high yield
   Return After Taxes on Distributions                 15.13%     2.02%       3.91%        securities. After-tax
                                                                                           returns for all other
   Return After Taxes on Distributions                 11.69%     2.56%       4.26%        classes will vary.
   and Sale of Fund Shares                                                                 After-tax returns are
                                                                                           calculated using the
------------------------------------------------------------------------------------       highest historical
                                                                                           individual federal
 Other Classes                                                                             marginal income tax
                                                                                           rates and do not
 Class B                                               17.91%     6.44%       8.03%        reflect the impact of
                                                                                           state and local taxes.
 Class C**                                             22.36%     6.71%       8.18%        Actual after-tax
                                                                                           returns depend upon an
 Class O                                               24.41%     7.60%       9.14%        individual investor's
                                                                                           tax situation and may
 Class Y***                                              ***       ***         ***         differ from those
                                                                                           shown. After-tax
 Citigroup High-Yield Market Index****                 30.62%     5.41%       8.11%        returns shown are not
                                                                                           relevant to investors
------------------------------------------------------------------------------------       who hold their fund
                                                                                           shares through
    *The inception date is February 22, 1995 for Class A, B, C and O shares and            tax-deferred
     April 2, 2003 for Class Y shares.                                                     arrangements such as
   **Effective April 29, 2004, Class 2 shares were renamed Class C shares.                 401(k) plans or
  ***Class Y shares were not outstanding for a full calendar year.                         individual retirement
 ****The index was formerly called the Salomon Smith Barney High-Yield Market Index.       accounts. This table
     Returns for the index are for the period beginning on March 1, 1995.                  also compares the
                                                                                           before-tax average
                                                                                           annual total returns of
                                                                                           the other fund classes
                                                                                           with the Citigroup
                                                                                           Index. The fund's past
                                                                                           performance, before and
                                                                                           after taxes, is not
                                                                                           necessarily an
                                                                                           indication of how the
                                                                                           fund will perform in
                                                                                           the future.




                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 13

 FEE TABLE                                                                                               FEES AND
                                                                                                         EXPENSES
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                    CLASS A   CLASS B   CLASS C   CLASS O   CLASS Y          This table
 Maximum sales charge on purchases               4.50%*    None      None      None         None         sets forth the
 (as a % of offering price)                                                                              fees and
 Maximum deferred sales charge on redemptions    None      5.00%     1.00%     None         None         expenses you
 (as a % of the lower of net asset value at                                                              will pay if
 purchase or redemption)                                                                                 you invest in
                                                                                                         shares of the fund.
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND
 AS A % OF NET ASSETS)

   Management fees                               0.75%     0.75%     0.75%     0.75%        0.75%

   Distribution and service (12b-1) fee          0.25%     1.00%     0.75%     None       None

   Other expenses                                0.25%     0.26%     0.21%     0.11%        0.13%

   Total annual fund operating expenses          1.25%     2.01%     1.71%     0.86%        0.88%

  *If you buy Class A Shares in amounts of $25,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
---------------------------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS                  This example helps you
                                                                                                         compare the cost of
 Your costs would be                                                                                     investing in the fund
 Class A                                          $572      $829     $1,105      $1,893                  with other mutual
                                                                                                         funds. Your actual cost
 Class B (redemption at end of period)             704       930      1,283       2,050*                 may be higher or lower.

 Class B (no redemption)                           204       630      1,083       2,050*

 Class C (redemption at end of period)             274       539        928       2,019

 Class C (no redemption)                           174       539        928       2,019

 Class O                                            88       274        477       1,061

 Class Y                                            90       281        488       1,084

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period (unless otherwise indicated)



 *Assumes conversion to Class A shares approximately seven years after purchase.





                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 14

 INVESTORS VALUE FUND


 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in common stocks of established
 INVESTMENT              U.S. companies. The fund may also invest in other equity
 STRATEGY                securities. To a lesser degree, the fund may invest in debt securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager focuses on established
 FUND'S                  large capitalization companies (over $5 billion in market
 INVESTMENTS             capitalization), seeking to identify those companies with
                         favorable valuations and attractive growth potential. The
                         manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

                         In selecting individual companies for investment, the manager looks for:

                          Share prices that appear to be temporarily oversold or do
                          not reflect positive company developments.
                          Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.
                          Special situations including corporate events, changes in
                          management, regulatory changes or turnaround situations.
                          Company specific items such as competitive market position, competitive products and services, experienced management
                          team and stable financial condition.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments,
 THE FUND                if any of the following occurs:

THIS SECTION             Stock prices decline or perform poorly relative to other
SUMMARIZES THE FUND'S    types of investments.
PRINCIPAL INVESTMENT     An adverse event, such as an unfavorable earnings report,
STRATEGIES AND THE       negatively affects the stock price of a company in which the
PRINCIPAL RISKS          fund invests.
OF INVESTING.            Large capitalization stocks or value investing falls out of
SEE 'MORE ON             favor with investors.
THE FUNDS'               The manager's judgment about the attractiveness, growth
INVESTMENTS' BEGINNING   prospects or potential appreciation of a particular sector
ON PAGE 36 OF THIS       or stock proves to be incorrect.
PROSPECTUS AND THE
STATEMENT OF
ADDITIONAL INFORMATION
FOR MORE INFORMATION
ABOUT THE FUND'S
INVESTMENTS AND THE
RISKS OF INVESTING




                              Investors Value Fund
                    Salomon Brothers Investment Series - 15

 PERFORMANCE                                                                                       TOTAL RETURN

                                          Class O Shares % Total Return
                                         Calendar years ended December 31
 The bar chart indicates the risks of                                                              The bar chart shows the
 investing in the fund by showing                                                                  performance of the
 changes in the fund's performance               1994         -1.26                                fund's Class O shares
 from year to year.                              1995         35.39                                for each of the
 Past performance does not                       1996         30.56                                calendar years
 necessarily indicate how the fund               1997         26.47                                indicated. Class A, B,
 will perform in the future.                     1998         15.44                                C and Y shares would
                                                 1999         11.73                                have different
 QUARTERLY RETURNS: Highest:                     2000         15.24                                performance because of
 19.87% in 2nd quarter 2003;                     2001         -4.17                                their different
 Lowest: (20.16)% in 3rd quarter                 2002        -21.57                                expenses and sales
 2002.                                           2003         32.01                                charges.


----------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE                                                                                 COMPARATIVE
                                                                                                   PERFORMANCE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND           This table compares the
 DIVIDENDS.                                                                                        before- and after-tax
                                                                                                   average annual total
                                                                                                   returns of the fund's
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)                              Class O shares for the
                                                                                    Since          periods shown with that
                                                   1 year   5 years   10 years   Inception*        of the S&P 500 Index, a
                                                                                                   broad-based unmanaged
 Class O                                                                                           index of widely held
                                                                                                   common stocks.
  Return Before Taxes                              32.01%     5.02%    12.53%       n/a            After-tax returns for
                                                                                                   all other classes will
  Return After Taxes on Distributions              31.26%     2.96%     9.53%       n/a            vary. After-tax returns
                                                                                                   are calculated using
  Return After Taxes on Distributions and Sale of  20.74%     3.38%     9.39%       n/a            the highest historical
  Fund Shares                                                                                      individual federal
                                                                                                   marginal income tax
--------------------------------------------------------------------------------------------       rates and do not
 Other Classes                                                                                     reflect the impact of
                                                                                                   state and local taxes.
 Class A                                           23.99%    3.51%      n/a          13.18%        Actual after-tax
                                                                                                   returns depend upon an
 Class B                                           25.52%    3.57%      n/a          13.03%        individual investor's
                                                                                                   tax situation and may
 Class C**                                         29.54%    3.93%      n/a          13.07%        differ from those
                                                                                                   shown. After-tax
 Class Y                                           32.10%      n/a      n/a           0.66%        returns shown are not
                                                                                                   relevant to investors
--------------------------------------------------------------------------------------------       who hold their fund
                                                                                                   shares through tax-
 S&P 500 Index                                     28.67%    (0.57)%   11.06%       n/a            deferred arrangements
                                                                                                   such as 401(k) plans or
  * The inception date for Class O shares is December 31, 1988. The inception date for             individual retirement
    Class A, B and C shares is January 3, 1995. The inception date for Class Y shares is           accounts. This table
    July 16, 2001.                                                                                 also compares the
                                                                                                   before-tax average
 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2,           annual total returns of
    2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on       the other fund classes
    or after that date. The average annual returns for Class C shares in the table have been       with the S&P 500 Index.
    calculated as if the sales charge had been eliminated for the entire period.                   The fund's past
                                                                                                   performance, before and
                                                                                                   after taxes, is not
                                                                                                   necessarily an
                                                                                                   indication of how the
                                                                                                   fund will perform in
                                                                                                   the future.




                              Investors Value Fund
                    Salomon Brothers Investment Series - 16

FEE TABLE                                                                                             FEES AND EXPENSES

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR                                                            This table sets forth
 INVESTMENT)                                      CLASS A   CLASS B   CLASS C   CLASS O  CLASS Y      the fees and expenses
                                                                                                      you will pay if you
 Maximum sales charge on purchases (as a % of      5.75%*     None      None      None      None      invest in shares of the
 offering price)                                                                                      fund.

 Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None      None
 (as a % of the lower of net asset value at
 purchase or redemption)

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                 0.53%     0.53%     0.53%     0.53%     0.53%

   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None

   Other expenses                                  0.18%     0.30%     0.26%     0.14%     0.13%

   Total annual fund operating expenses            0.96%     1.83%     1.79%     0.67%     0.66%

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 **The fund has a management fee schedule that reduces the base fee payable on assets in excess of $350 million as follows: 0.65% on assets up to $350 million, 0.55% on assets between $350 million and $500 million, 0.525% on assets between $500 million and $750 million and 0.50% on assets between $750 million and $1 billion and 0.45% on assets over $1 billion. In addition to the base fee, the fee increases or decreases based on the performance of the fund as compared to the S&P 500 Index.

---------------------------------------------------------------------------------------------------------------------------

 EXAMPLE                                                                                              This example helps you
                                                                                                      compare the cost of
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS             investing in the fund
                                                                                                      with other mutual
 Your costs would be                                                                                  funds. Your actual cost
                                                                                                      may be higher or lower.
 Class A                                            $667      $863     $1,075      $1,685

 Class B (redemption at end of period)               686       876      1,190       1,812*

 Class B (no redemption)                             186       576        990       1,812*

 Class C (redemption at end of period)               282       563        970       2,105

 Class C (no redemption)                             182       563        970       2,105

 Class O                                              68       214        373         835

 Class Y                                              67       211        368         822

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period (unless otherwise indicated)



 *Assumes conversion to Class A shares approximately seven years after purchase.




                              Investors Value Fund
                    Salomon Brothers Investment Series - 17

 LARGE CAP GROWTH FUND


 INVESTMENT              The fund seeks long-term growth of capital. This objective
 OBJECTIVE               may be changed without shareholder approval.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests primarily in equity securities of U.S.
 INVESTMENT              large capitalization issuers. Under normal circumstances,
 STRATEGY                the fund invests at least 80% of its assets in these
                         securities and related investments. The fund considers large capitalization issuers to be issuers that, at the time of
                         purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United
                         States equity market.
                         The fund's equity securities consist primarily of common
                         stocks. The fund may also invest in preferred stocks,
                         warrants and securities convertible into common stocks. The fund may invest up to 15% of its assets in securities of
                         foreign issuers.
-------------------------------------------------------------------------------------
 HOW THE                 The manager seeks to create a diversified portfolio of well
 SUBADVISER              established large capitalization companies with a proven
 SELECTS THE             track record of consistent, above average earnings and
 FUND'S                  revenue growth, solid prospects for continued superior
 INVESTMENTS             growth, and an effective management team committed to these goals.

                         The manager incorporates quantitative analysis, multi-factor screens and models, as well as fundamental stock research to identify high quality, large companies that exhibit the
                         potential for sustainable growth. In selecting individual
                         companies for investment, the manager screens companies on the following factors:

                          Earnings per share growth.
                          Earnings per share growth consistency.
                          Sales growth.
                          Return on shareholder equity.
                          Strength of balance sheet.

-------------------------------------------------------------------------------------

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:

 THIS SECTION             Stock prices decline or perform poorly relative to other
 SUMMARIZES THE FUND'S    types of investments.
 PRINCIPAL INVESTMENT     An adverse event, such as an unfavorable earnings report,
 STRATEGIES AND THE       negatively affects the stock price of a company in which the
 PRINCIPAL RISKS OF       fund invests.
 INVESTING. SEE 'MORE     Large capitalization stocks or growth stocks fall out of
 ON THE FUNDS'            favor with investors.
 INVESTMENTS' BEGINNING   The manager's judgment about the attractiveness, growth
 ON PAGE 36 OF THIS       prospects or potential appreciation of a particular sector
 PROSPECTUS AND THE       or stock proves to be incorrect.
 STATEMENT OF
 ADDITIONAL INFORMATION  The market prices of companies believed to have good
 FOR MORE INFORMATION    prospects for revenues and earnings growth tend to reflect
 ABOUT THE FUND'S        those expectations. When it appears those expectations will
 INVESTMENTS AND THE     not be met, the prices of these securities typically fall.
 RISKS OF INVESTING




                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 18

 PERFORMANCE
                                         Class O Shares % Total Return
                                        Calendar years ended December 31                   TOTAL RETURN
 The bar chart indicates the risks                2000         -15.99                      The bar chart shows the
 of investing in the fund by                      2001         -12.27                      performance of the
 showing changes in the fund's                    2002         -25.43                      fund's Class A shares
 performance from year to year.                   2003          21.37                      for each of the
 Past performance does not                                                                 calendar years
 necessarily indicate how the                                                              indicated. Class B, C
 fund will perform in the future.                                                          and O shares would have
                                                                                           different performance
 QUARTERLY RETURNS: Highest:                                                               because of their
 11.08% in 4th quarter 2001;                                                               different expenses. The
 Lowest: (17.53)% in 2nd                                                                   performance information
 quarter 2002.                                                                             in the chart does not
                                                                                           reflect sales charges,
                                                                                           which would reduce your
                                                                                           return.

------------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE                                                                         COMPARATIVE
                                                                                           PERFORMANCE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE
 CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF              This table compares the
 DISTRIBUTIONS AND DIVIDENDS.                                                              before- and after-tax
                                                                                           average annual total
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)                      returns of the fund's
                                                                          Since            Class A shares for the
                                                               1 Year    Inception*        periods shown with that
                                                                                           of the S&P 500 Index, a
 Class A                                                                                   broad-based unmanaged
   Return Before Taxes                                          14.46%    (8.08)%          index of widely held
                                                                                           common stocks and the
   Return After Taxes on Distributions                          14.46%    (8.10)%          Russell 1000 Growth
                                                                                           Index, a broad-based
   Return After Taxes on Distributions and                                                 unmanaged index
   Sale of Fund Shares                                           9.40%    (6.73)%          representing the
                                                                                           large-cap growth
------------------------------------------------------------------------------------       segment of the U.S.
 Other Classes                                                                             equity universe.
                                                                                           After-tax returns for
 Class B                                                        15.57%    (7.69)%          all other classes will
                                                                                           vary. After-tax returns
 Class C**                                                      19.53%    (7.44)%          are calculated using
                                                                                           the highest historical
 Class O                                                        21.80%    (6.81)%          individual federal
                                                                                           marginal income tax
-------------------------------------------------------------------------------------      rates and do not
                                                                                           reflect the impact of
 S&P 500 Index                                                  28.67%    (2.12)%          state and local taxes.
                                                                                           Actual after-tax
 Russell 1000 Growth Index***                                   29.75%    (6.64)%          returns depend upon an
                                                                                           individual investor's
  * The inception date for Class A, B and C shares is October 25, 1999; the                tax situation and may
    inception date for Class O shares is October 26, 1999. Returns for the indices         differ from those
    are for the period beginning on October 25, 1999.                                      shown. After-tax
 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On               returns shown are not
    February 2, 2004, the initial sales charge of 1.00% on these shares was                relevant to investors
    eliminated for sales made on or after that date. The average annual returns            who hold their fund
    for Class C shares in the table have been calculated as if the sales charge            shares through
    had been eliminated for the entire period.                                             tax-deferred
*** Effective March 1, 2004, the Russell 1000 Growth Index has been adopted as the         arrangements such as
    performance benchmark for the fund because the manager believes that this              401(k) plans or
    benchmark more closely matches the fund's investment universe.                         individual retirement
                                                                                           accounts. This table
                                                                                           also compares the
                                                                                           before-tax average
                                                                                           annual total returns of
                                                                                           the other fund classes
                                                                                           with the S&P 500 Index
                                                                                           and the Russell 1000
                                                                                           Growth Index. The
                                                                                           fund's past
                                                                                           performance, before and
                                                                                           after taxes, is not
                                                                                           necessarily an
                                                                                           indication of how the
                                                                                           fund will perform in
                                                                                           the future.



                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 19

FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                           CLASS A   CLASS B   CLASS C   CLASS O      FEES AND EXPENSES

 Maximum sales charge on purchases (as a % of           5.75%*     None      None       None      This table sets forth
 offering price)                                                                                  the fees and expenses
 Maximum deferred sales charge on redemptions (as a %    None     5.00%     1.00%       None      you will pay if you
 of the lower of net asset value at purchase or                                                   invest in shares of the
 redemption)                                                                                      fund. Because some of
                                                                                                  the fund's expenses
                                                                                                  were waived or
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS                                              reimbursed, actual
 A % OF NET ASSETS)                                                                               total operating
                                                                                                  expenses for the prior
   Management fees**                                    0.70%     0.70%     0.70%      0.70%      year were:
                                                                                                    Class A: 1.45%
   Distribution and service (12b-1) fee                 0.25%     1.00%     1.00%       None        Class B: 2.20%
                                                                                                    Class C: 2.20%
   Other expenses                                       2.16%     2.21%     2.26%      2.58%        Class O: 1.20%

   Total annual fund operating expenses**               3.11%     3.91%     3.96%      3.28%
                                                                                                  These waivers and/or
  * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may    reimbursements may be
    buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial    reduced or terminated
    charge) but if you redeem those shares within 12 months of their purchase, you will pay a     at any time.
    deferred sales charge of 1.00%.

 ** Effective March 1, 2004, the fund's management fee was reduced from 0.75% to 0.70% of average daily net assets. The Fee Table above has been restated to reflect the lower fee.

-------------------------------------------------------------------------------------------------------------------------

EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS         This example helps you
                                                                                                  compare the cost of
 Your costs would be                                                                              investing in the fund
                                                                                                  with other mutual
 Class A                                            $871     $1,480    $2,111      $3,799         funds. Your actual cost
                                                                                                  may be higher or lower.
 Class B (redemption at end of period)               893      1,492     2,209       3,879*

 Class B (no redemption)                             393      1,192     2,009       3,879*

 Class C (redemption at end of period)               498      1,207     2,032       4,172

 Class C (no redemption)                             398      1,207     2,032       4,172

 Class O                                             331      1,010     1,712       3,576

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      You redeem your shares at the end of the period (unless otherwise indicated)



 *Assumes conversion to Class A shares approximately seven years after purchase.




                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 20

 NEW YORK MUNICIPAL MONEY MARKET FUND

 INVESTMENT              The fund seeks as high a level of current income exempt from
 OBJECTIVE               regular federal income tax and New York State and New York
                         City personal income taxes as is consistent with liquidity and the stability of principal.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high quality, short-term 'New
 INVESTMENT              York municipal securities,' which are debt obligations
 STRATEGY                issued by the State of New York and its political
                         subdivisions, agencies and public authorities (or certain
                         other governmental issuers such as Puerto Rico, the Virgin
                         Islands, and Guam). Under normal circumstances, the fund
                         invests at least 80% of its assets in these obligations. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal
                         income taxes, but may be subject to the federal alternative minimum tax. The interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation. Subject to its 80% policy, the fund may invest up to 20% of its assets in securities that pay interest which is not exempt from New York State or New York City personal income tax or federal income tax.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------

 HOW THE                 The manager selects securities primarily by identifying
 MANAGER                 undervalued sectors and individual securities, while also
 SELECTS THE             selecting securities that it believes will benefit from
 FUND'S                  changes in market conditions. In selecting individual
 INVESTMENTS             securities, the manager:

                          Uses fundamental credit analysis to estimate the relative
                          value and attractiveness of various opportunities in the New
                          York municipal bond market.
                          Identifies eligible issuers with the most desirable credit quality.
                          Trades between general obligations and revenue bonds and
                          among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent
                          relative values.
                          Considers a security's maturity in light of the outlook for the issuer and its sector and interest rates.



                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 21

PRINCIPAL                An investment in the fund is not insured or guaranteed by
RISKS OF                 the FDIC or any other government agency. Although the fund
INVESTING IN             seeks to preserve the value of an investment at $1.00 per
THE FUND                 share, it is possible to lose money by investing in the
                         fund, or the fund could underperform as well as other
There is no assurance    similar money market funds if any of the following occurs:
that the fund will be
able to maintain a        Interest rates rise sharply.
stable net asset value
of $1.00 per share.       An issuer or guarantor of the fund's securities defaults or
The fund invests a        has its credit rating downgraded.
high percentage of its
assets in municipal       New federal or state legislation adversely affects the
obligations of issuers    tax-exempt status of securities held by the fund or the
located in New York.      financial ability of the municipalities to repay these
In addition, the fund     obligations.
is not diversified,
which means that it       The manager's judgment about the relative value, credit
can invest a              quality or income potential of a particular security or the
relatively high           direction or timing of interest rate changes proves to be
percentage of its         incorrect.
assets in the
obligations of a         Investing in high quality, short-term instruments may result
limited number of        in a lower yield than investing in lower quality or
issuers. As a result,    longer-term investments. When interest rates are very low,
the fund may be          as they have been recently, the fund's expenses could absorb
adversely affected by    all or a significant portion of the fund's income.
a particular single
economic, business,      You should be aware that New York has experienced
regulatory or            difficulties in recent years and, despite recent
political event and in   improvement, is experiencing slow growth, stagnant revenues
particular, events       and budget shortfalls. If these trends continue, the ratings
that adversely affect    of New York's general obligation bonds could be downgraded.
issuers in New York.     Tax collections have increased modestly, but budget deficits
You should consider      have also been predicted for the 2003-2004 fiscal year.
the greater risk         Local governments in the state, including New York City, may
inherent in these        face severe financial difficulties in 2004 and beyond as a
policies when compared   result of the lagging New York economy, which continues to
with a more              grow at a slower rate than the national average and reduced
diversified mutual       aid from the State. These and other factors may affect the
fund.                    market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the
THIS SECTION             issuers to make the required payments of interest and
SUMMARIZES THE FUND'S    principal resulting in losses to the fund. In addition, if
PRINCIPAL INVESTMENT     the fund has difficulty finding high quality New York
STRATEGIES AND THE       municipal obligations to purchase, the amount of the fund's
PRINCIPAL RISKS OF       income that is subject to New York taxes could increase.
INVESTING. SEE 'MORE     More detailed information about the economy of New York may
ON THE FUNDS'            be found in the Statement of Additional Information.
INVESTMENTS' BEGINNING
ON PAGE 36 OF THIS       It is possible that some of the fund's income may be subject
PROSPECTUS AND THE       to New York state and local taxation and federal income or
STATEMENT OF             alternative minimum taxation. The fund's capital gains
ADDITIONAL INFORMATION   distributions, if any, will also be subject to taxation.
FOR MORE INFORMATION
ABOUT THE FUND'S
INVESTMENTS AND THE
RISKS OF INVESTING





                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 22

 PERFORMANCE
                                           Class O Shares % Total Return                     TOTAL RETURN
                                          Calendar years ended December 31
 The bar chart indicates the risks                 1994          2.68                         The bar chart shows the
 of investing in the fund by showing               1995          3.73                         performance of the
 changes in the fund's performance                 1996          3.30                         fund's Class O shares
 from year to year.                                1997          3.45                         for each of the
                                                   1998          3.20                         calendar years
 Past performance does not                         1999          2.93                         indicated. Class A, B
 necessarily indicate how the fund                 2000          3.79                         and C shares may have
 will perform in the future.                       2001          2.50                         different performance
                                                   2002          1.20                         because of their
 QUARTERLY RETURNS: Highest:                       2003          0.65                         different expenses.
 1.00% in 4th quarter 2000;
 Lowest: 0.11% in 3rd quarter
 2003.

---------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE                                                                            COMPARATIVE
                                                                                              PERFORMANCE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND      The table indicates the
 DIVIDENDS.                                                                                   average annual total
                                                                                              returns of each class
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)                         for the periods shown.

 Class           Inception Date     1 Year         5 Years     10 Years   Since Inception

 Class A            11/1/96          0.65%          2.21%        n/a           2.54%

 Class B*             n/a             n/a            n/a         n/a            n/a

 Class C'D'**       11/1/96          0.65%           n/a         n/a           0.96%

 Class O            10/2/90          0.65%          2.21%       2.74%           n/a

 The fund's 7-day yield as of December 31, 2003 was 0.71%.
 'D' Effective April 29, 2004, Class 2 shares were renamed Class C shares.
 *   No Class B shares were outstanding during the calendar year ended December 31, 2003.
 **  Performance begins on November 21, 2001 (for explanation see footnote* to financial highlights).

---------------------------------------------------------------------------------------------------------------------

 FEE TABLE                                                                                    FEES AND EXPENSES

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR                                                    This table sets forth
 INVESTMENT)                                      CLASS A   CLASS B   CLASS C   CLASS O       the fees and expenses
                                                                                              you will pay if you
 Maximum sales charge on purchases (as a % of       None      None      None        None      invest in shares of the
 offering price)                                                                              fund.
 Maximum deferred sales charge on redemptions       None      None      None        None
 (as a % of the lower of net asset value at
 purchase or redemption)

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
 Management fees                                   0.20%     0.20%     0.20%       0.20%

 Distribution and service (12b-1) fee               None      None      None        None

 Other expenses                                    0.23%     0.23%     0.26%       0.26%

 Total annual fund operating expenses              0.43%     0.43%     0.46%       0.46%

 * For Class B shares, other expenses and total fund operating expenses are based on expenses incurred by Class A shares because Class B shares were fully redeemed as of
   November 2, 2001.





                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 23

 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS    This example helps you
                                                                                              compare the cost of
 Your costs would be                                                                          investing in the fund
                                                                                              with other mutual
 Class A                                              $44      $138      $241        $542     funds. Your actual cost
                                                                                              may be higher or lower.
 Class B                                               44       138       241         542*

 Class C                                               47       148       258         579

 Class O                                               47       148       258         579

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5%
                      return is required by the SEC for this example and is not a prediction of future performance)
                      You redeem your shares at the end of the period



 *Assumes conversion to Class A shares approximately seven years after purchase.




                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 24

 SHORT/INTERMEDIATE U.S. GOVERNMENT FUND


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.

-------------------------------------------------------------------------------------

 PRINCIPAL INVESTMENT    Under normal circumstances, the fund invests substantially
 STRATEGY                all of its assets in debt securities and mortgage-backed
                         securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These investments may include private pools of mortgages, the
                         payment of principal and interest which is guaranteed by the
                         U.S. government, its agencies or instrumentalities. There
                         are a number of important differences among the agencies and instrumentalities of the U.S. government that issue
                         mortgage-related securities and among the securities that
                         they issue. Mortgage-related securities guaranteed by the
                         Government National Mortgage Association (GNMA) are
                         guaranteed as to the timely payment of principal and
                         interest by GNMA and such guarantee is backed by the full
                         faith and credit of the United States. GNMA securities are also supported by the right of GNMA to borrow funds from the
                         U.S. Treasury to make payments under its guarantee.
                         Mortgage-related securities issued by the Federal National
                         Mortgage Association (FNMA) or the Federal Home Loan
                         Mortgage Corporation (FHLMC), as the case may be, are not
                         backed by or entitled to the full faith and credit of the
                         United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

                         DURATION: The fund normally maintains an average portfolio effective duration of between one and a half and four and a half years. Duration is an approximate measure of the
                         sensitivity of the market value of the fund's portfolio to changes in interest rates.

-------------------------------------------------------------------------------------

 HOW THE                 The manager focuses on identifying undervalued sectors and
 MANAGER                 securities. Specifically, the manager:
 SELECTS THE
 FUND'S                   Monitors the spread between U.S. Treasury and government
 INVESTMENTS              agency or instrumentality issues and purchases agency and
                          instrumentality issues which it believes will provide a
                          total return advantage.

                          Determines sector or maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook.

                          Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information.

                          Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to
                          identify individual securities that balance potential
                          return and risk.




                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 25

 PRINCIPAL               Investors could lose money on their investment in the fund
 RISKS OF                or the fund may not perform as well as other investments if
 INVESTING IN            any of the following occurs:
 THE FUND
                          Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's investments.

                          During periods of declining interest rates, the issuers of mortgage-related securities held by the fund pay principal earlier than scheduled, forcing the fund to reinvest in
                          lower yielding securities. This is known as call or
 THIS SECTION             prepayment risk.
 SUMMARIZES THE FUND'S
 PRINCIPAL INVESTMENT     During periods of rising interest rates the average life of
 STRATEGIES AND THE       certain types of securities is extended because of fewer
 PRINCIPAL RISKS OF       than expected principal prepayments. This may lock in a
 INVESTING. SEE 'MORE     below-market interest rate, increase the securities'
 ON THE FUNDS'            duration and reduce the value of a security. This is known
 INVESTMENTS' BEGINNING   as extension risk.
 ON PAGE 36 OF THIS
 PROSPECTUS AND THE       Increased volatility in share price to the extent the fund
 STATEMENT OF             holds mortgage derivative securities because of their
 ADDITIONAL INFORMATION   imbedded leverage or unusual interest rate reset terms.
 FOR MORE INFORMATION
 ABOUT THE FUND'S         The manager's judgment about the attractiveness, value or
 INVESTMENTS AND THE      income potential of a particular security, sector or about
 RISKS OF INVESTING       interest rate trends proves incorrect.

                          During periods of low interest rates, the fund's income may decrease.

                          Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the
                          U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an
                          investment held by the fund could cause the value of your
                          investment in the fund, or its yield, to decline. These
                          securities may also fluctuate in value based on the
                          perceived creditworthiness of the issuers.

                         Although mortgage pools issued by U.S. agencies are
                         guaranteed with respect to payments of principal and
                         interest, the guarantee does not apply to losses resulting from declines in the market value of these securities.




                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 26

 PERFORMANCE
                                           Class O Shares % Total Return                      TOTAL RETURN
                                          Calendar years ended December 31
 The bar chart indicates the risks                1996          3.59                          The bar chart shows the
 of investing in the fund by                      1997          7.86                          performance of the
 showing changes in the fund's                    1998          7.63                          fund's Class A shares
 performance from year to year.                   1999          1.52                          for each of the
                                                  2000          7.91                          calendar years
 Past performance does not                        2001          9.12                          indicated. Class B, C
 necessarily indicate how the fund                2002          8.59                          and O shares would have
 will perform in the future.                      2003          1.61                          different performance
                                                                                              because of their
 QUARTERLY RETURNS: Highest:                                                                  different expenses. The
 6.02% in 3rd quarter 2001;                                                                   performance information
 Lowest: (1.20)% in 1st                                                                       in the chart does not
 quarter 1996.                                                                                reflect sales charges,
                                                                                              which would reduce your
                                                                                              return.

----------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO                      COMPARATIVE
 THE CLASS, REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE                             PERFORMANCE
 REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.
                                                                                              This table compares the
-------------------------------------------------------------------------                     before- and after-tax
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)                         average annual total
                                                                 Since                        returns of the fund's
                                            1 Year    5 Years   Inception*                    Class A shares for the
                                                                                              periods shown with that
-------------------------------------------------------------------------                     of the Citigroup 1-10
 Class A                                                                                      Year Treasury Bond
                                                                                              Index ('Citigroup
   Return Before Taxes                      (0.39)%    5.27%      6.19%                       Index'), a broad-based
                                                                                              unmanaged index of U.S.
   Return After Taxes on Distributions      (1.37)%    3.09%      3.80%                       Treasury securities.
                                                                                              After-tax returns for
   Return After Taxes on Distributions      (0.26)%    3.12%      3.77%                       all other classes will
   and Sale of Fund Shares                                                                    vary. After-tax returns
                                                                                              are calculated using
  Other Classes                                                                               the highest historical
                                                                                              individual federal
  Class B                                   (4.08)%    4.58%      5.65%                       marginal income tax
                                                                                              rates and do not
  Class C**                                   1.12%    5.21%      5.81%                       reflect the impact of
                                                                                              state and local taxes.
  Class O                                     1.87%    6.00%      6.73%                       Actual after-tax
                                                                                              returns depend upon an
 Citigroup 1-10 Year Treasury Bond Index***   2.12%    5.94%      6.88%                       individual investor's
                                                                                              tax situation and may
                                                                                              differ from those
   * The inception date is February 22, 1995.                                                 shown. After-tax
                                                                                              returns shown are not
  ** Effective April 29, 2004, Class 2 shares were renamed Class C shares.                    relevant to investors
                                                                                              who hold their fund
 *** The index was formerly called the Salomon Smith Barney 1-10 Year                         shares through
     Treasury Bond Index.                                                                     tax-deferred
                                                                                              arrangements such as
                                                                                              401(k) plans or
                                                                                              individual retirement
                                                                                              accounts. This table
                                                                                              also compares the
                                                                                              before-tax average
                                                                                              annual total returns of
                                                                                              the other fund classes
                                                                                              with the Citigroup
                                                                                              Index. The fund's past
                                                                                              performance, before and
                                                                                              after taxes, is not
                                                                                              necessarily an
                                                                                              indication of how the
                                                                                              fund will perform in
                                                                                              the future.


                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 27

 FEE TABLE


                                                                                                   FEES AND EXPENSES
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                           CLASS A   CLASS B   CLASS C   CLASS O       This table sets forth
                                                                                                   the fees and expenses
 Maximum sales charge on purchases (as a % of           2.00%*     None      None      None        you will pay if you
 offering price)                                                                                   invest in shares of the
                                                                                                   fund. Because some of
 Maximum deferred sales charge on redemptions (as a %    None     5.00%      None      None        the fund's expenses
 of the lower of net asset value at purchase or                                                    were waived or
 redemption)                                                                                       reimbursed, actual
                                                                                                   total operating
                                                                                                   expenses for the prior
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS                                               year were:
 A % OF NET ASSETS)                                                                                Class A: 0.80%
   Management fees                                      0.60%     0.60%     0.60%     0.60%        Class B: 1.55%
                                                                                                   Class C: 1.30%
   Distribution and service (12b-1) fee                 0.25%     1.00%     0.75%      None        Class O: 0.55%

   Other expenses                                       0.29%     0.34%     0.30%     0.27%
                                                                                                   These waivers and/or
   Total annual fund operating expenses                 1.14%     1.94%     1.65%     0.87%        reimbursements may be
                                                                                                   reduced or terminated
 *You may buy Class A Shares in amounts of $500,000 or more at net asset value (without an         at any time.
  initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

--------------------------------------------------------------------------------------------------------------------------

  EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS          This example helps you
                                                                                                   compare the cost of
 Your costs would be                                                                               investing in the fund
 Class A                                            $314      $555     $  815      $1,558          with other mutual
                                                                                                   funds. Your actual cost
 Class B (redemption at end of period)               697       909      1,247       1,959*         may be higher or lower.

 Class B (no redemption)                             197       609      1,047       1,959*

 Class C (redemption at end of period)               168       520        897       1,955

 Class C (no redemption)                             168       520        897       1,955

 Class O                                              89       278        482       1,073

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5%
                      return is required by the SEC for this example and is not a prediction of future performance)
                      You redeem your shares at the end of the period (unless otherwise indicated)



 *Assumes conversion to Class A shares approximately seven years after purchase.




                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 28

 SMALL CAP GROWTH FUND


 INVESTMENT              The fund seeks long-term growth of capital. This objective
 OBJECTIVE               may be changed without shareholder approval.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests primarily in equity securities of small cap
 INVESTMENT              issuers. Under normal circumstances, the fund invests at
 STRATEGY                least 80% of its assets in these securities and related
                         investments. The fund considers companies with market
                         capitalizations at the time of purchase by the fund similar to that of the companies included in the Russell 2000 Growth
                         Index to be small cap companies. The Russell 2000 Growth
                         Index includes companies with market capitalizations below the top 1000 stocks of the equity market. As of March 31,
                         2004, the market capitalization of companies included in the
                         Russell 2000 Growth Index ranged from approximately
                         $32.3 million to $2.8 billion.

-------------------------------------------------------------------------------------

 HOW THE                 The fund is managed by a team of portfolio managers, with
 MANAGER                 each member of the team focusing on a different industry
 SELECTS THE             sector. The manager uses a growth-oriented investment style
 FUND'S                  that emphasizes small U.S. companies believed to have one or
 INVESTMENTS             more of following:

                           superior management teams.
                           good prospects for growth.
                           predictable, growing demand for their products or services.
                           dominant positions in a niche market or customers who are
                           very large companies.
                           cyclical recovery potential.
                           strong or improving financial conditions.

                         In addition, the fund may invest in companies believed to be emerging companies relative to potential markets or
                         undervalued relative to their peers. The fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the manager's judgment, these securities remain good investments for the fund.
                         The manager generally uses a 'bottom-up' approach when
                         selecting securities for the fund. This means that the
                         manager looks primarily at individual companies against the context of broader market forces.


-------------------------------------------------------------------------------------

 PRINCIPAL               Investors can lose money on their investment in the fund, or
 RISKS OF                the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                  Stock prices decline or perform poorly relative to other
 Investing in              types of investments.
 small                     Small capitalization or growth stocks fall out of favor with
 capitalization            investors.
 companies                 Recession or adverse economic trends adversely affect the
 involves a                earnings or financial condition of small companies.
 substantial risk          The manager's judgment about the attractiveness, growth
 of loss.                  prospects or potential appreciation of a particular security
 THIS SECTION              or sector proves to be incorrect.
 SUMMARIZES THE FUND'S     There is greater volatility of share price because of the
 PRINCIPAL INVESTMENT      fund's focus on small cap companies.
 STRATEGIES AND THE      Compared to large cap companies, small cap companies and the
 PRINCIPAL RISKS OF      market for their equity securities are more likely to:
 INVESTING. SEE 'MORE      Have more limited product lines, capital resources and
 ON THE FUNDS'             management depth.
 INVESTMENTS' BEGINNING    Experience sharper swings in market values.
 ON PAGE 36 OF THIS        Be harder to sell at the times and prices the manager
 PROSPECTUS AND THE        believes appropriate.
 STATEMENT OF              Offer greater potential for gain and loss.
 ADDITIONAL INFORMATION    The market prices of companies believed to have great
 FOR MORE INFORMATION      prospects for revenue and earnings growth tend to reflect
 ABOUT THE FUND'S          those expectations. When it appears those expectations will
 INVESTMENTS AND THE       not be met, the prices of growth securities typically fall.
 RISKS OF INVESTING


                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 29


                                             Calender Years       Class A Shares
                                             ended December 31    % Total Return
                                             -----------------    -----------------
 PERFORMANCE                                     1999                 57.52           TOTAL RETURN
 The bar chart indicates the risks of            2000                 14.08           The bar chart shows the
 investing in the fund by showing                2001                 (6.61)          performance of the
 changes in the fund's performance               2002                (32.90)          fund's Class A shares
 from year to year.                              2993                 50.95           for each of the
 Past performance does not                                                            calendar years
 necessarily indicate how the fund                                                    indicated. Class B, C
 will perform in the future.                                                          and O shares would have
                                                                                      different performance
 QUARTERLY RETURNS: Highest:                                                          because of their
 33.45% in 4th quarter 1999;                                                          different expenses. The
 Lowest: (25.34)% in 3rd quarter                                                      performance information
 2002.                                                                                in the chart does not
                                                                                      reflect sales charges,
                                                                                      which would reduce your
                                                                                      return.



----------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

----------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                                 Since
                                                              1 Year  5 Years  Inception*

-----------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                        42.33%   9.88%     11.91%

   Return After Taxes on Distributions                        42.33%   7.47%     9.67%

   Return After Taxes on Distributions and Sales of Fund      27.51%   7.38%     9.30%
   Shares

------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                      44.71%   9.96%     12.05%

 Class C**                                                    48.71%  10.35%     12.29%

 Class O                                                      51.28%  11.43%     13.35%

 Class Y***                                                    n/a      n/a       n/a

-----------------------------------------------------------------------------------------
 Russell 2000 Growth Index                                    48.54%   0.86%     0.03%

 Russell 2000 Index                                           47.25%   7.13%     5.04%

  * The inception date is July 1, 1998.

  ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2,
     2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

 *** No Class Y shares were outstanding during the calendar year ended December 31, 2003.
                                                                                           COMPARATIVE
                                                                                           PERFORMANCE
                                                                                           This table compares the
                                                                                           before- and after-tax
                                                                                           average annual total
                                                                                           returns of the fund's
                                                                                           Class A shares for the
                                                                                           periods shown with that
                                                                                           of the Russell 2000
                                                                                           Growth Index, an index
                                                                                           which measures the
                                                                                           performance of those
                                                                                           Russell 2000 Index
                                                                                           companies with higher
                                                                                           price-to-book ratios
                                                                                           and higher forecasted
                                                                                           growth values, and the
                                                                                           Russell 2000 Index, an
                                                                                           index which includes
                                                                                           companies with market
                                                                                           capitalizations below
                                                                                           the top 1,000 stocks of
                                                                                           the equity market.
                                                                                           After-tax returns for
                                                                                           all other classes will
                                                                                           vary. After-tax returns
                                                                                           are calculated using
                                                                                           the highest historical
                                                                                           individual federal
                                                                                           marginal income tax
                                                                                           rates and do not
                                                                                           reflect the impact of
                                                                                           state and local taxes.
                                                                                           Actual after-tax
                                                                                           returns depend upon an
                                                                                           individual investor's
                                                                                           tax situation and may
                                                                                           differ from those
                                                                                           shown. After-tax
                                                                                           returns shown are not
                                                                                           relevant to investors
                                                                                           who hold their fund
                                                                                           shares through tax-
                                                                                           deferred arrangements
                                                                                           such as 401(k) plans or
                                                                                           individual retirement
                                                                                           accounts. This table
                                                                                           also compares the
                                                                                           before-tax average
                                                                                           annual total returns of
                                                                                           the other fund classes
                                                                                           with the Russell 2000
                                                                                           Growth Index and
                                                                                           Russell 2000 Index. The
                                                                                           fund's past
                                                                                           performance, before and
                                                                                           after taxes, is not
                                                                                           necessarily an
                                                                                           indication of how the
                                                                                           fund will perform in
                                                                                           the future.


                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 30

 FEE TABLE

 -------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS C   CLASS O   CLASS Y
 Maximum sales charge on purchases                 5.75%*     None      None      None      None
 (as a % of offering price)
 Maximum deferred sales charge on redemptions      None*     5.00%     1.00%      None      None
 (as a % of the lower of net asset value at
 purchase or redemption)

 -------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                 0.70%     0.70%     0.70%     0.70%     0.70%

 -------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None

   Other expenses**                                0.34%     0.43%     0.36%     0.39%     0.39%

 -------------------------------------------------------------------------------------------------
   Total Annual fund operating expenses**          1.29%     2.13%     2.06%     1.09%     1.09%

 * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
** For Class Y shares, other expenses and total annual fund operating expenses have been estimated because no Class Y shares were outstanding during the fiscal year ended December 31, 2003.

                                                                                                     FEES AND EXPENSES
                                                                                                     This table sets forth
                                                                                                     the fees and expenses
                                                                                                     you will pay if you
                                                                                                     invest in shares of the
                                                                                                     fund.

----------------------------------------------------------------------------------------------------------------------------



 EXAMPLE

-------------------------------------------------------------------------------------------
NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS     10 YEARS
 Your costs would be
 Class A                                           $699      $960      $1,242      $2,042

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)              716       967       1,344       2,148*
 Class B (no redemption)                            216       667       1,144       2,148*

-------------------------------------------------------------------------------------------
 Class C (redemption at end of period)              309       646       1,108       2,390
 Class C (no redemption)                            209       646       1,108       2,390

-------------------------------------------------------------------------------------------
 Class O                                            111       347         601       1,329
 Class Y                                            111       347         601       1,329

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                       You redeem your shares at the end of the period (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.



                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 31

-------------------------------------------------------------------------------------
 STRATEGIC BOND FUND

 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests primarily in a globally diverse portfolio
 INVESTMENT              of fixed income securities. Under normal circumstances, the
 STRATEGY                fund invests at least 80% of its assets in bonds and related investments. The manager has broad discretion to allocate
                         the fund's assets among the following segments of the global market for fixed income securities:

                         U.S. government obligations           Mortgage- and asset-backed
                                                               securities
                         Investment and non-investment grade
                          U.S. and foreign corporate debt      Investment and non-investment grade
                                                               sovereign debt, including issuers
                                                               in emerging markets

                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a
                         substantial portion of the fund's assets in obligations
                         rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly
                         referred to as 'junk bonds.'

                         MATURITY: The fund has no specific average portfolio
                         maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual
                         securities of any maturity and may at times hold a
                         substantial portion of its assets in short-term instruments.
-------------------------------------------------------------------------------------
 HOW THE                 The manager uses a combination of quantitative models which
 MANAGER                 seek to measure the relative risks and opportunities of each
 SELECTS THE             market segment based upon economic, market, political,
 FUND'S                  currency and technical data and its own assessment of
 INVESTMENTS             economic and market conditions to create an optimal
                         risk/return allocation of the fund's assets among various
                         segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's
                         portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:

                          Financial condition.

                          Sensitivity to economic conditions and trends.

                          Operating history.

                          Experience and track record of management.

                         In selecting foreign government debt for investment, the manager considers the issuer's:

                          Economic and political conditions within the issuer's country.

                          Overall and external debt levels and debt service ratios.

                          Access to capital markets.

                          Debt service payment history.

                         In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:

                          Yield curve shifts.

                          Credit quality.

                          Changing prepayment patterns.


                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 32

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:

 Investments in           Interest rates go up, causing the prices of fixed income
 high yield               securities to decline and reducing the value of the fund's
 securities               investments.
 involve a
 substantial risk         The issuer of a security owned by the fund defaults on its
 of loss.                 obligation to pay principal and/or interest or has its
                          credit rating downgraded.

                          During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier
                          than scheduled, forcing the fund to reinvest in lower
                          yielding securities. This is known as call or prepayment
                          risk.

                          During periods of rising interest rates, the average life of certain types of securities is extended because of slower
                          than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as
                          extension risk.

                          During periods of low interest rates, the fund's income may decrease.

                          The manager's judgment about the attractiveness, relative
                          value or potential appreciation of a particular sector or
                          security or about interest rate trends proves to be
                          incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the
                         fund may have especially volatile prices and may have a
                         disproportionate effect on the fund's share price.

                         High yield securities are considered speculative and, compared to investment grade securities, tend to have:

                          More volatile prices and increased price sensitivity to
                          changing interest rates and to adverse economic and business developments.

                          Greater risk of loss due to default or declining credit quality.

                          Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.

                          Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

 THIS SECTION            Investing in foreign issuers, including emerging market
 SUMMARIZES THE FUND'S   issuers, may involve additional risks compared to investing
 PRINCIPAL INVESTMENT    in the securities of U.S. issuers. Some of these risks do
 STRATEGIES AND THE      not apply to larger, more developed countries. These risks
 PRINCIPAL RISKS OF      are more pronounced to the extent the fund invests in
 INVESTING. SEE 'MORE    issuers in countries with emerging markets or if the fund
 ON THE FUNDS'           invests significantly in one country. These risks may
 INVESTMENTS' BEGINNING  include:
 ON PAGE 36 OF THIS
 PROSPECTUS AND THE       Less information about non-U.S. issuers or markets may be
 STATEMENT OF             available due to less rigorous disclosure and accounting
 ADDITIONAL INFORMATION   standards or regulatory practices.
 FOR MORE INFORMATION
 ABOUT THE FUND'S         Many non-U.S. markets are smaller, less liquid and more
 INVESTMENTS AND THE      volatile than U.S. markets. In a changing market, the
 RISKS OF INVESTING       manager may not be able to sell the fund's portfolio
                          securities in amounts and at prices the manager considers
                          reasonable.

                          Economic, political and social developments may significantly disrupt the financial markets or interfere with the fund's ability to enforce its rights against foreign government issuers.


                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 33

 PERFORMANCE
                                             Class A Shares % Total Return
                                            Calendar years ended December 31

                                                   1996       14.05               TOTAL RETURN
 The bar chart indicates the risks of              1997       11.23
 investing in the fund by showing                  1998        1.05               The bar chart shows the
 changes in the fund's performance                 1999        4.96               performance of the
 from year to year.                                2000        1.77               fund's Class A shares
                                                   2001        6.22               for each of the
 Past performance does not                         2002        9.91               calendar years
 necessarily indicate how the fund                 2003       12.98               indicated. Class B, C,
 will perform in the future.                                                      O and Y shares would
                                                                                  have different
 QUARTERLY RETURNS: Highest:                                                      performance because of
 5.65% in 4th quarter 1999;                                                       their different
 Lowest: (3.47)% in 3rd quarter 1998.                                             expenses. The
                                                                                  performance information
                                                                                  in the chart does not
                                                                                  reflect sales charges,
                                                                                  which would reduce your
                                                                                  return.



------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,        COMPARATIVE
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND   PERFORMANCE
 DIVIDENDS.
                                                                                           This table compares the
--------------------------------------------------------------------------------------     before- and after-tax
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)                      average annual total
                                                                                           returns of the fund's
                                                                             Since         Class A shares for the
                                                         1 Year   5 Years   Inception*     periods shown with that
--------------------------------------------------------------------------------------     of the Citigroup Broad
 Class A                                                                                   Investment Grade Bond
                                                                                           Index ('Citigroup Big
   Return Before Taxes                                    7.93%    6.12%        8.23       Index'), a broad-based
                                                                                           unmanaged index of
   Return After Taxes on Distributions                    6.13%    2.92%       4.59%       corporate bonds and the
                                                                                           Lehman Brothers U.S.
   Return After Taxes on Distributions                    5.10%    3.14%       4.70%       Aggregate Index
   and Sale of Fund Shares                                                                 ('Lehman Brothers
--------------------------------------------------------------------------------------     Index'), an index that
 Other Classes                                                                             covers the U.S.
                                                                                           investment grade fixed
 Class B                                                  7.18%    6.05%       7.99%       rate bond market, with
--------------------------------------------------------------------------------------     index components for
 Class C**                                               11.38%    6.62%       8.15%       government and
                                                                                           corporate securities,
 Class O                                                 13.18%    7.39%       9.06%       mortgage pass-through
--------------------------------------------------------------------------------------     securities, and
 Class Y                                                  ***      ***        ***          asset-backed
--------------------------------------------------------------------------------------     securities. After-tax
 Citigroup Broad Investment Grade Bond Index****          4.20%    6.61%       7.79%       returns for all other
                                                                                           classes will vary.
 Lehman Brothers U.S. Aggregate Index*****                4.10%    6.62%       7.74%       After-tax returns are
                                                                                           calculated using the
   *   The inception date is February 22, 1995 for Class A, B, C and O shares and          highest historical
       September 10, 2003 for Class Y shares. Returns for each index are for the period    individual federal
       beginning on March 1, 1995.                                                         marginal income tax
                                                                                           rates and do not
  **   Effective April 29, 2004, Class 2 shares were renamed Class C shares.               reflect the impact of
                                                                                           state and local taxes.
  *** Class Y shares were not outstanding for a full calendar year.                        Actual after-tax
                                                                                           returns depend upon an
 **** The index was formerly called the Salomon Smith Barney Broad Investment Grade        individual investor's
      Bond Index.                                                                          tax situation and may
                                                                                           differ from those
***** The fund has changed its performance benchmark from the Citigroup BIG Index to       shown. After-tax
      the Lehman Brothers Index because the manager believes that the Lehman Brothers      returns shown are not
      Index is a more widely recognized and utilized benchmark for multi-sector bond       relevant to investors
      funds similar to the fund.                                                           who hold their fund
                                                                                           shares through
                                                                                           tax-deferred
                                                                                           arrangements such as
                                                                                           401(k) plans or
                                                                                           individual retirement
                                                                                           accounts. This table
                                                                                           also compares the
                                                                                           before-tax average
                                                                                           annual total returns of
                                                                                           the other fund classes
                                                                                           with the indices. The
                                                                                           fund's past
                                                                                           performance, before and
                                                                                           after taxes, is not
                                                                                           necessarily an
                                                                                           indication of how the
                                                                                           fund will perform in
                                                                                           the future.



                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 34

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM
 YOUR INVESTMENT)                        CLASS A   CLASS B   CLASS C   CLASS O   CLASS Y    FEES AND EXPENSES
 Maximum sales charge on purchases        4.50%*     None      None      None       None    This table sets forth
  (as a % of offering price)                                                                the fees and expenses
 Maximum deferred sales charge on          None     5.00%     1.00%      None       None    you will pay if you
  redemptions (as a % of the lower of                                                       invest in shares of the
  net asset value at purchase or                                                            fund.
  redemption)

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
  A % OF NET ASSETS)

   Management fees                        0.75%     0.75%     0.75%     0.75%       0.75%


   Distribution and service (12b-1) fee   0.25%     1.00%     0.75%      None        None

   Other expenses                         0.36%     0.32%     0.32%     0.36%       0.33%

   Total annual fund operating expenses   1.36%     2.07%     1.82%     1.11%       1.08%

*If you buy Class A Shares in amounts of $25,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 -----------------------------------------------------------------------------------------------------------------
 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS    This example helps you
 Your costs would be                                                                         compare the cost of
 Class A                                             $582      $861    $1,161      $2,011    investing in the fund
                                                                                             with other mutual
                                                                                         -   funds. Your actual cost
 Class B (redemption at end of period)                710       949     1,314       2,133*   may be higher or lower.

 Class B (no redemption)                              210       649     1,114       2,133*


 Class C (redemption at end of period)                285       573       985       2,137

 Class C (no redemption)                              185       573       985       2,137

 Class O                                              113       353       612       1,352

 Class Y                                              110       343       595       1,317

 The example assumes:  You invest $10,000 for the period shown

                       You reinvest all distributions and dividends without a sales charge

                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the SEC for this example and is not a prediction of future performance)

                       You redeem your shares at the end of the period (unless otherwise indicated)

 *Assumes conversion to Class A shares approximately seven years after purchase.



                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 35

--------------------------------------------------------------------------------

 MORE ON THE FUNDS' INVESTMENTS


 EACH FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AND RISKS ARE DESCRIBED UNDER 'FUND GOALS, STRATEGIES AND RISKS.' THIS SECTION PROVIDES ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS, AND CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES THAT A FUND MAY USE TO ACHIEVE ITS OBJECTIVE. OF COURSE, THERE IS NO ASSURANCE THAT A FUND WILL ACHIEVE ITS OBJECTIVE.

--------------------------------------------------------------------------------

 More information about the funds' investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).

 PERCENTAGE LIMITATIONS

 Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund's assets or for any other reason.

 CREDIT QUALITY

 Securities are rated by different agencies and if a security receives different ratings from these agencies, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to over the counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

 BALANCED FUND

 The fund may invest up to 20% of its assets in securities of foreign issuers including loan participations in foreign sovereign debt. The fund may also invest in real estate investment trusts, mortgaged-backed securities, convertible securities and asset-backed securities.

 CAPITAL FUND

 The fund may invest in all types of equity securities including preferred stock and convertible preferred stock. The fund may invest in investment grade fixed income securities and may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest up to 10% of its assets in distressed debt securities. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may borrow up to 15% of its total assets. The fund will only borrow from banks.


 CASH MANAGEMENT FUND

 The fund may concentrate in bank obligations and may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, potentially reducing bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations, making them sensitive to changes in money market and general economic conditions. Defaults by a bank's borrowers will have an adverse affect on the bank's financial situation.

 HIGH YIELD BOND FUND


 Although the fund invests primarily in high yield debt securities, the fund may also invest up to 20% of its assets in equity and equity related securities.


                   Salomon Brothers Investment Series - 36

 INVESTMENT GRADE SECURITIES

 Securities are investment grade if:


  They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
  They have received a comparable short-term or other rating.
  They are unrated securities that the manager believes are of comparable quality to investment grade securities.


 INVESTORS VALUE FUND

 The fund may invest up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may invest up to 20% of its assets in securities of foreign issuers.

 LARGE CAP GROWTH FUND


 The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations not within the top 1,000 stocks of the equity market.


 SMALL CAP GROWTH FUND


 The fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Index. The fund may invest up to 20% of its assets in non-convertible bonds, notes and other debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.


 STRATEGIC BOND FUND


 Although the fund invests primarily in fixed income securities, the fund may invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.


 -------------------------------------------------------------------------------


 EQUITY INVESTMENTS        Subject to its particular investment policies, each
                           of these funds may invest in all types of equity
 Balanced Fund, Capital    securities. Equity securities include common stocks
 Fund, High Yield Bond     traded on an exchange or in the over the counter
 Fund, Investors Value     market, preferred stocks, warrants, rights,
 Fund, Large Cap Growth    convertible securities, depositary receipts, trust
 Fund, Small Cap Growth    certificates, limited partnership interests, shares
 Fund and Strategic        of other investment companies and real estate
 Bond Fund                 investment trusts.

                           Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company's assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See 'Foreign and emerging markets investments' below for the general risks of foreign investing.

--------------------------------------------------------------------------------

 DEBT OBLIGATIONS          Subject to its particular investment policies, each
                           fund may invest to some extent in debt obligations,
 Generally                 which are securities used by issuers to borrow money
                           Debt obligations include bonds, notes (including
 All funds, but the        structured notes), debentures, commercial paper and
 following funds only      other money market instruments issued by banks,
 to a limited extent:      corporations, local, state and national governments
 Capital Fund, Investors   and instrumentalities, both U.S. and foreign, and
 Value Fund, Large         supranational entities, mortgage-related and
 Cap Growth Fund and       asset-backed securities, convertible securities, and
 Small Cap Growth Fund     loan participations and assignments. Debt obligation
                           may be fixed income securities, or have various type of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred,




                   Salomon Brothers Investment Series - 37
                           payment in kind and auction rate features. Certain types of debt obligations and the specific funds that may invest in them are described below.

                           Each of the funds except for New York Municipal Money Market Fund and Short/Intermediate U.S. Government Fund may invest in debt obligations of foreign issuers. See 'Foreign and emerging market investments' below for the general risks of foreign investing.

--------------------------------------------------------------------------------


 MORTGAGE-BACKED           Each of these funds may invest in mortgage-backed and
 AND ASSET-BACKED          asset-backed securities. Mortgage-backed securities
 SECURITIES                may be issued by private companies including
                           government related entities such as Fannie Mae or
 Cash Management Fund,     Freddie Mac or by agencies of the U.S. Government and
 High Yield Bond Fund,     represent direct or indirect participations in, or
 Strategic Bond Fund,      are collateralized by and payable from, mortgage
 Balanced Fund and         loans secured by real property. Asset-backed
 Short/Intermediate        securities represent participations in, or are
 U.S. Government Fund      secured by and payable from, assets such as
                           installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


--------------------------------------------------------------------------------

 MORTGAGE ROLLS            In mortgage dollar roll transactions, a fund sells a
                           U.S. agency mortgage-backed security and
 Balanced Fund, Strategic  simultaneously agrees to repurchase at a future date
 Bond Fund and             another U.S. agency mortgage-backed security with the
 Short/Intermediate U.S.   same interest rate and maturity date, but generally
 Government Fund           backed by a different pool of mortgages. The fund
                           loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.




                    Salomon Brothers Investment Series - 38

--------------------------------------------------------------------------------


 HIGH YIELD, LOWER QUALITY High yield, lower quality securities are securities
 SECURITIES                that are rated by a rating organization below its top
                           four long-term rating categories or unrated
 High Yield Bond Fund and securities determined by the manager to be of Strategic Bond Fund. Each equivalent quality. These securities are commonly
 of the following funds    known as 'junk bonds.' The issuers of lower quality
 only to a limited extent: bonds may be highly leveraged and have difficulty
 Balanced Fund, Capital    servicing their debt, especially during prolonged
 Fund and Investors Value  economic recessions or periods of rising interest
 Fund                      rates. The prices of lower quality securities are
                           volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.


                           Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

                            Increased price sensitivity to changing interest rates and to adverse economic and business developments.

                            Greater risk of loss due to default or declining credit quality.

                            Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.

                            Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.


                           Each of these funds may also invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. The Capital Fund may invest up to 10% of its assets, and the other funds to a more limited extent, in distressed debt securities that are subject to bankruptcy proceedings or are already in default. Distressed debt securities are speculative and involve substantial risk. Generally, a fund will invest in distressed debt securities when the manager believes they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

                    Salomon Brothers Investment Series - 39

 MUNICIPAL OBLIGATIONS     Municipal obligations are debt obligations issued by
                           or on behalf of states, cities, municipalities, U.S.
 Cash Management Fund and territories and possessions (such as the District of New York Municipal Money Columbia and Puerto Rico) and other public
 Market Fund               authorities. The interest on these securities is
                           exempt from regular federal income tax and, in some cases, state and local personal income tax. The two principal classifications of municipal obligations are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer.
                           As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.
                           The ability of an issuer of municipal obligations to fulfill its payment obligations may be adversely affected by political and economic conditions and other developments. A significant portion of a fund's assets may be invested, from time to time, in municipal securities of issuers concentrated in a particular region or industry. You should be aware that these funds, including those that invest primarily in municipal obligations of issuers located in New York, may invest, from time to time, a significant portion of their assets in municipal obligations issued by Puerto Rico or other U.S.
                           territories. Such securities may be adversely affected by factors particular to issuers located in those areas.

                           Municipal obligations include municipal lease obligations, which may present special risks, because the municipal issuer may not be obligated to appropriate money to make required payments on the obligations. Although such obligations are typically secured by the leased property, the leased property may be hard to sell, or if sold, may not cover fully the fund's exposure. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the fund's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws (or other applicable laws) could hinder the fund's ability to recover interest or principal in the event of a default by the issuer, and an issuer's obligation to make payments may be subject to laws or referenda enacted in the future, placing constraints upon the enforcement of such obligations, or extending the time for payment of such obligations, or on the ability of the issuer to levy taxes.



                    Salomon Brothers Investment Series - 40

 SOVEREIGN GOVERNMENT AND  Each of these funds may invest in all types of fixed
 SUPRANATIONAL DEBT        income securities of governmental issuers in all
                           countries, including emerging markets. These sovereign debt securities may include:

 Balanced Fund, Capital
 Fund, High Yield Bond
 Fund, Investors Value      Fixed income securities issued or guaranteed by
 Fund, and Strategic Bond   governments, governmental agencies or
 Fund. Cash Management      instrumentalities and political subdivisions located
 Fund and New York          in emerging market countries.
 Municipal Money Market
 Fund in U.S. dollar        Fixed income securities issued by government owned,
 denominated sovereign      controlled or sponsored entities located in emerging
 government obligations     market countries.
 and supranational
 debt only

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

                           Sovereign government and supernational debt involve many of the risks described below of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.

--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      Each of these funds may invest in foreign securities,
 MARKET INVESTMENTS        including emerging market issuers.


 All funds except New York The funds may invest directly in foreign issuers or
 Municipal Money Market    invest in depositary receipts. Because the value of a
 Fund and                  depositary receipt is dependent upon the market price
 Short/Intermediate        of an underlying foreign security, depositary
 U.S. Government Fund      receipts are subject to most of the risks associated
                           with investing in foreign securities directly.

                           Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:


                            Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.


                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable, or the fund may have difficulty determining the fair value of its securities.


                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect non-U.S. securities markets.


                           Funds investing in securities denominated in foreign currencies may engage in forward foreign currency contracts. See 'Derivatives and hedging techniques.'



                    Salomon Brothers Investment Series - 41

 DERIVATIVES AND HEDGING   Each of these funds may, but need not, use derivative
 TECHNIQUES                contracts, such as futures and options on securities,
                           securities indices or currencies; options on these
 All funds except Cash     futures; forward currency contracts; and interest
 Management Fund and New   rate or currency swaps. These funds do not use
 York Municipal Money      derivatives as a primary investment technique and
 Market Fund               generally limit their use to hedging against the
                           economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates. However, these funds may use derivatives for any of the following purposes:

                            As a substitute for buying or selling securities.

                            To enhance the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------


 BORROWING                 Each of the funds may borrow in certain limited
                           circumstances. Certain borrowing may create an
 All funds                 opportunity for increased return, but, at the same
                           time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's portfolio. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of a fund's shares.


--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       Each fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------


 PORTFOLIO TURNOVER        Each fund may engage in active and frequent trading
                           to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in a fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial Highlights section of this prospectus shows each fund's (other than the money market funds) historical portfolio turnover rate.



                    Salomon Brothers Investment Series - 42

 -------------------------------------------------------------------------------
 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for each fund. SaBAM was established in 1987 and together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Citigroup Asset Management Limited ('CAM Ltd.'), an affiliate of the manager, provides advisory services to the manager in connection with Strategic Bond Fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Citigroup Centre, Canada Square, London E14 5LB England. CAM Ltd. is not directly compensated by the funds for its services.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.
--------------------------------------------------------------------------------

 DISTRIBUTOR               Citigroup Global Markets Inc., a registered
                           broker-dealer and an affiliate of the manager, serves as the distributor for the funds.

--------------------------------------------------------------------------------

 DISTRIBUTION              The funds each have adopted Rule 12b-1 distribution
 PLANS                     plans for their Class A, B and C shares. Under each
                           plan, the fund pays distribution and service fees.
                           These fees are an ongoing expense and over time, may cost you more than other types of sales charges.

                           In addition, the distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

                           The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the funds' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.



                    Salomon Brothers Investment Series - 43

-------------------------------------------------------------------------------------------
 FUND            PORTFOLIO MANAGER        SINCE           PAST 5 YEARS' BUSINESS EXPERIENCE

 Balanced        George J. Williamson     July 1998       Director of the manager
 Fund

-----------------------------------------------------------------------------------------------

 Capital Fund    Robert M. Donahue, Jr.   July 1998       Managing director of the manager
                                                          since January 2001; director and
                                                          equity analyst with the manager;
                                                          analyst at Gabelli & Company prior to
                                                          1997

 High Yield      Peter J. Wilby           Inception       Managing director of the manager
 Bond Fund       Beth A. Semmel           Inception       Managing director of the manager
                 James E. Craige          Inception       Managing director of the manager
-----------------------------------------------------------------------------------------------

 Investors       John B. Cunningham       September 1997  Managing director of the manager
 Value Fund      Mark McAllister          April 2000      Director and equity analyst with the
                                                          manager; executive vice president and
                                                          portfolio manager at JLW Capital
                                                          Mgmt. Inc. from March 1998 to May
                                                          1999. Prior to March 1998 was a Vice
                                                          President and equity analyst at Cohen
                                                          & Steers Capital Management

 Large Cap       Alan Blake               March 1, 2004   Managing director of the distributor
 Growth Fund

-----------------------------------------------------------------------------------------------

 New York        Charles K. Bardes        August 1998     Vice president of the manager
 Municipal       Thomas A. Croak          August 1998     Vice president of the manager
 Money
 Market Fund

 Small Cap       Team managed by the      n/a             n/a
 Growth Fund     manager; each member
                 of the team is a
                 sector manager
                 responsible for stock
                 selection in one or
                 more industries

-----------------------------------------------------------------------------------------------

 Strategic       Peter J. Wilby           Inception       Managing director of the manager
 Bond            Roger Lavan              Inception       Managing director of the manager
 Fund            David Scott              Inception       Managing director of the manager

 Short/          Roger Lavan              Inception       Managing director of the manager
 Intermediate
 U.S.
 Government
 Fund


                                                                                                 THE PORTFOLIO
                                                                                                 MANAGERS
                                                                                                 Portfolio managers are
                                                                                                 primarily responsible
                                                                                                 for day-to-day
                                                                                                 investment operations.



                    Salomon Brothers Investment Series - 44

--------------------------------------------------------------------------------


  -------------------------------------------------------------------------------------

                                                                ACTUAL
                                                                MANAGEMENT
                                                                FEE PAID DURING THE
                                                                MOST RECENT FISCAL YEAR    MANAGEMENT FEES
                                                                AS A PERCENTAGE OF
                                                                AVERAGE DAILY NET
                                                                ASSETS*

   Balanced Fund                                                         0.26%
  -------------------------------------------------------------------------------------

   Capital Fund**                                                        0.58%

   Cash Management Fund                                                  0.00%
  -------------------------------------------------------------------------------------

   High Yield Bond Fund                                                  0.75%

   Investors Value Fund***                                               0.55%
  -------------------------------------------------------------------------------------

   Large Cap Growth Fund                                                 0.00%

   New York Municipal Money Market Fund                                  0.20%
  -------------------------------------------------------------------------------------
   Small Cap Growth Fund                                                 0.70%

   Strategic Bond Fund                                                   0.75%
  -------------------------------------------------------------------------------------
   Short/Intermediate U.S. Government Fund                               0.24%



   *Fee may be less than the contractual rate due to expense limitations and waivers.


  **The Capital Fund pays the manager a fee of:


  -----------------------------------------------------------------------

   AVERAGE DAILY NET ASSETS                               ANNUAL FEE RATE

        First $100 million                                      1.00%
        Next $100 million                                        .75%
        Next $200 million                                       .625%
        Over $400 million                                        .50%


 ***The Investors Value Fund pays the manager a fee that varies based upon the investment performance of the fund compared to the S&P 500 Index. The base fee is determined as follows:


  ---------------------------------------------------------------------------
   AVERAGE DAILY NET ASSETS                                   ANNUAL FEE RATE

        First $350 million                                         .650%
        Next $150 million                                          .550%
        Next $250 million                                          .525%
        Next $250 million                                          .500%
        Over $1 billion                                            .450%

At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% and (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

                    Salomon Brothers Investment Series - 45

RECENT DEVELOPMENTS


During the period from 1997 - 1999, Citicorp Trust Bank, fsb ('Citicorp Trust'), an affiliate of Citigroup Asset Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the funds' investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the funds' transfer agent) in 1999, and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the boards of various CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                    Salomon Brothers Investment Series - 46

--------------------------------------------------------------------------------
 CHOOSING A SHARE CLASS TO BUY


 SHARE                   You can choose among three classes of shares: Class A, B or
 CLASSES                 C. In addition, certain investors may purchase Class Y
                         shares of the Capital Fund, High Yield Bond Fund, Investors
                         Value Fund, Small Cap Growth Fund and Strategic Bond Fund.
                         If you already own Class O shares of a fund, you may also be eligible to purchase Class O shares of any of the funds. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When
                         choosing which class of shares to buy, you should consider:
                          How much you plan to invest.
                          How long you expect to own the shares.
                          The expenses paid by each class.
                          Whether you qualify for any reduction or waiver of sales
                          charges.

  INVESTMENT             Minimum initial investment amounts vary depending on the
  MINIMUMS               nature of your investment account.



-----------------------------------------------------------------------------------------------------------

                                                                                          ADDITIONAL
                                                         INITIAL INVESTMENT               INVESTMENTS
                                                    CLASSES A, B,     CLASS Y*      CLASSES A, B,   CLASS Y
                                                        C, O                            C, O
 General                                                $250       $2.5 Million**        $50        $1,000

 Individual Retirement Accounts, Self Employed           $50       $2.5 Million**        $50        $1,000
 Retirement Plans, Uniform Gift to Minor Accounts

 Qualified Retirement Plans                              $50       $2.5 Million**        $50        $1,000

 Monthly Systematic Automatic Investment or              $25            n/a              $25          n/a
 Exchange Plans

 Pre-authorized Check Plan                               $25            n/a              $25          n/a

  * The initial minimum investment may be waived for certain omnibus and individual positions held by clients in certain Citigroup affiliated investment programs or group savings or retirement plans.

 ** $15 million for the High Yield Bond Fund and Strategic Bond Fund Class Y.


Qualified Retirement Plans are qualified plans under Section 403(b)(7) or
Section 401(a) of the Internal Revenue Code, including 401(k) plans


-----------------------------------------------------------------------------------------------------------
 COMPARING              Your Financial Consultant can help you decide which class
 CLASSES                meets your goals. Your Financial Consultant may receive
                        different compensation depending upon which class you
                        choose. Before choosing your share class, you should review the fee table and example at the front of this prospectus
                        carefully. Fees and expenses may vary over time.


                    Salomon Brothers Investment Series - 47

----------------------------------------------------------------------------------------------------------------------------
                                 CLASS A            CLASS B            CLASS C            CLASS O              CLASS Y
 KEY FEATURES                Initial sales      No initial sales   No initial sales   Only available     No initial or
                              charge             charge             charge             to existing        deferred sales
                             You may qualify    Deferred sales     Deferred sales      Class O            charge
                              for reduction      charge declines    charge for only    shareholders      Must invest at
                              or waiver of       over time          1 year            No initial or       least $2.5
                              initial sales     Converts to        Higher annual       deferred sales     million'D'
                              charge             Class A after 7    expenses than      charge            Generally lower
                             Generally lower     years              Class A           Generally lower     expenses than the
                              annual expenses   Higher annual                          annual expenses    other classes
                              than Class B       expenses than                         than Class A, B   Available for
                              and Class C        Class A                               and C              certain funds only
----------------------------------------------------------------------------------------------------------------------------
 INITIAL SALES               Up to              None               None               None               None
 CHARGE                      5.75%/4.50%/
                             2.00%*,
                             reduced or
                             waived for large
                             purchases and
                             certain
                             investors. No
                             charge for
                             purchases of $1
                             million or more

 DEFERRED SALES              1%** on            Up to 5.00%**      1%** if you        None               None
 CHARGE                      purchases of $1    charged when you   redeem within 1
                             million or more    redeem shares.     year of purchase
                             if you redeem      The charge is
                             within 1 year of   reduced over
                             purchase           time and there
                                                is no deferred
                                                sales charge
                                                after 6 years
----------------------------------------------------------------------------------------------------------------------------
 ANNUAL                      0.25%*** of        1.00%*** of        0.75%/1.00%***     None               None
 DISTRIBUTION AND            average daily      average daily      of average daily
 SERVICE FEES                net assets         net assets         net assets

 EXCHANGEABLE                Class A shares     Class B shares     Class C shares     Class O shares     Class Y shares
 INTO**                      of any of the      of any of the      of any of the      of any of the      of any of the
                             other Salomon      other Salomon      other Salomon      other Salomon      other Salomon
                             Brothers funds     Brothers funds     Brothers funds     Brothers funds     Brothers funds or
                             or Salomon         or Salomon         or Salomon         or Salomon         Salomon Brothers
                             Brothers Class A   Brothers Class B   Brothers Class C   Brothers Class O   Class Y shares of
                             shares of any of   shares of any of   shares of any of   shares of any of   any of the SB
                             the SB funds       the SB funds       the SB funds       the SB funds       funds'DD'



   * Class A shares of all of the funds except for the money market funds (Cash Management Fund and New York Municipal Money Market Fund) are offered either with a 5.75% (Balanced, Large Cap Growth, Small Cap Growth, Investors Value and Capital Funds), a 4.50% (High Yield Bond Fund and Strategic Bond Fund), or 2.00% (Short/Intermediate U.S. Government Fund) initial sales charge.
  ** Class A shares of the money market funds are not subject to a sales charge at the time of purchase. If you subsequently exchange shares of either of the money market funds for shares of another fund, a sales charge may be payable on Class A shares. Class B and Class C shares of the money market funds are not subject to a deferred sales charge unless the shares are obtained by exchange of shares from another fund which was acquired subject to a deferred sales charge. If you subsequently exchange Class B or Class C shares of a money market fund for shares of another fund, a deferred sales charge may become applicable in the case of Class B and an initial and a deferred sales charge may become applicable in the case of Class C shares. The period during which the shares are held in the money market funds are excluded from the holding period for determining the deferred sales charge and conversion to Class A shares. Class C shares of the Short/Intermediate U.S. Government Fund are not subject to a deferred sales charge.
 *** All of the funds except for the money market funds pay a service fee with respect to Class A shares of 0.25% of average daily net assets and a service and distribution fee with respect to Class B shares of 1.00% of average daily net assets. All of the funds except for the money market funds pay a service and distribution fee with respect to Class C shares of either 0.75% (High Yield Bond, Strategic Bond and Short/Intermediate U.S. Government Funds) or 1.00% (Capital, Investors Value, Small Cap Growth, Balanced and Large Cap Growth Funds) of average daily net assets.
   'D' Except High Yield Bond Fund and Strategic Bond Fund, which are at least $15 million.
'D''D'  Subject to applicable minimum investment requirements.


                    Salomon Brothers Investment Series - 48

--------------------------------------------------------------------------------
 CLASS A SHARES


Balanced Fund, Capital Fund, Investors Value Fund, Large Cap Growth Fund and Small Cap Growth Fund.


------------------------------------------------------------------------------------------------------------
                                   sales charge as       sales charge as            Broker/Dealer Commission
 Amount of investment              % of offering price   % of net invested amount   as a % of offering price

 Less than $50,000                        5.75%                    6.10%                     5.00%

------------------------------------------------------------------------------------------------------------
 $50,000 but less than $100,000           4.50%                    4.71%                     4.00%
 $100,000 but less than $250,000          4.00%                    4.17%                     3.50%

------------------------------------------------------------------------------------------------------------
 $250,000 but less than $500,000          2.75%                    2.83%                     2.50%
 $500,000 but less than $1
 million                                  2.25%                    2.30%                     2.00%

------------------------------------------------------------------------------------------------------------
 $1 million or more                    -0-                     -0-                        up to 1.00%


High Yield Bond Fund and Strategic Bond Fund.


------------------------------------------------------------------------------------------------------------
                                   sales charge as       sales charge as            Broker/Dealer Commission
 Amount of investment              % of offering price   % of net invested amount   as a % of offering price

 Less than $25,000                        4.50%                    4.71%                     4.00%

------------------------------------------------------------------------------------------------------------
 $25,000 but less than $50,000            4.00%                    4.17%                     3.50%
 $50,000 but less than $100,000           3.75%                    3.90%                     3.25%

------------------------------------------------------------------------------------------------------------
 $100,000 but less than $250,000          3.50%                    3.63%                     3.00%
 $250,000 but less than $500,000          2.50%                    2.56%                     2.00%

------------------------------------------------------------------------------------------------------------
 $500,000 but less than $750,000          2.00%                    2.04%                     1.75%
 $750,000 but less than $1
 million                                  1.50%                    1.52%                     1.25%

------------------------------------------------------------------------------------------------------------
 $1 million or more                    -0-                     -0-                        up to 1.00%


Short/Intermediate U.S. Government Fund.



------------------------------------------------------------------------------------------------------------
                                   sales charge as       sales charge as            Broker/Dealer Commission
 Amount of investment              % of offering price   % of net invested amount   as a % of offering price

 Less than $500,000                       2.00%                    2.04%                     1.80%

------------------------------------------------------------------------------------------------------------
 $500,000 or more                      -0-                     -0-                        up to 1.00%


CLASS A SALES
CHARGE

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

You do not pay an initial sales charge when you buy $1 million ($500,000 with respect to the Short/Intermediate U.S. Government Fund) or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge. See the description under 'Class B deferred sales charge' as to how the deferred sales charge is calculated.


                    Salomon Brothers Investment Series - 49

The distributor of each fund may pay up to 1.00% to the broker/dealer or other intermediary for purchase amounts of $1 million ($500,000 with respect to the Short/Intermediate U.S. Government Fund) or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the broker/dealer or other intermediary will also receive the annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the fund's distributor will retain the service fee. Where the broker/dealer or other intermediary does not receive a payment of up to 1.00% from the fund's distributor, the broker/dealer or other intermediary will instead receive the annual service fee starting immediately after purchase. In certain cases, the broker/dealer or other intermediary may receive both a payment of up to 1% from the fund's distributor as well as the annual service fee starting immediately after purchase. Please contact your Financial Consultant or other intermediary for more information.

No sales charge is imposed on the sale of Class A shares of Cash Management Fund or New York Municipal Money Market Fund.



QUALIFYING FOR REDUCED CLASS A SALES CHARGES. There are several ways you can combine multiple purchases of Class A shares of the funds (excluding shares of the Cash Management Fund or the New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Financial Consultant or the fund's transfer agent if you have entered into a letter of intent, or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility.

 Accumulation privilege -- lets you add the current value of Class A shares of     To learn more about the
the Salomon Brothers funds and Salomon Brothers shares of SB funds already owned   accumulation privilege,
by you or your spouse and your children under the age of 21 (except for Class A    letters of intent, waivers
shares of Cash Management Fund and New York Municipal Money Market Fund) to the    for certain investors and
amount of your next purchase of Class A shares for purposes of calculating the     other options to reduce
sales charge. You must notify the transfer agent in writing of all share           your sales charge, ask your
accounts to be considered in exercising this right of accumulation.                Financial Consultant or
                                                                                   consult the SAI.

 Group purchase -- lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

 Letter of intent -- lets you purchase Class A shares of the Salomon Brothers funds and Salomon Brothers shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All
Class A shares of the Salomon Brothers and/or Salomon Brothers shares of SB funds (excluding Class A shares of the Cash Management Fund and New York
Municipal Money Market Fund) previously purchased within a 13-month period and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.


                    Salomon Brothers Investment Series - 50

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:

 directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

 employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

 any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.

 participants in certain 'wrap-fee,' or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

 any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

 separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

 non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.




                    Salomon Brothers Investment Series - 51

--------------------------------------------------------------------------------
 CLASS B SHARES

 CLASS B DEFERRED You buy Class B shares at net asset value without paying an
 SALES CHARGE     initial sales charge. However, if you redeem your Class B
                  shares within six years of purchase, you will pay a deferred sales charge. Broker/Dealers selling Class B shares receive a commission of up to 4.00% of the purchase price of the
                  Class B shares they sell. Class B shares of the Cash
                  Management Fund and New York Municipal Money Market Fund are
                  not subject to a deferred sales charge if they were not
                  acquired upon exchange for Class B shares of another fund.


The deferred sales              CLASS B DEFERRED SALES CHARGE TABLE
charge decreases as
the number of                                                          DEFERRED SALES CHARGE AS A
years since your                                                         PERCENTAGE OF DOLLAR
purchase increases.     YEAR(S) SINCE PURCHASE ORDER                   AMOUNT SUBJECT TO CHARGE

                        1st year                                                 5%
                        greater than 1 year and up to 2 years                    4%
                        greater than 2 years and up to 4 years                   3%
                        greater than 4 years and up to 5 years                   2%
                        greater than 5 years and up to 6 years                   1%
                        greater than 6 years                                     0%

                  CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge.

If you want to    Shares are redeemed in this order:
learn more about
additional         Shares that represent appreciation.
deferred sales
charges and        Shares representing reinvested distributions and dividends.
waivers of
deferred sales     Other shares that are not subject to the deferred sales
charges, contact   charge.
your Financial
Consultant or      Class B shares held longest.
consult the SAI.
                  Deferred sales charges are not imposed at the time you
                  exchange shares for shares of another fund.

                  DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for each share class will generally be waived in connection with:

                   Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

                   Redemptions effected pursuant to each fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.

                   A tax-free return of an excess contribution to any retirement plan.

                   Exchanges.

                   Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI).

                   Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.

                   Redemption proceeds from other funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).

                   Certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans.

                   Redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.


                    Salomon Brothers Investment Series - 52

                  CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares as set forth in the below chart. This helps you because Class A shares generally have lower annual expenses. Class B shares of the Cash
                  Management Fund and New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses. Your Class B shares will convert to Class A shares as follows:

                        SHARES ISSUED AT INITIAL  SHARES ISSUED ON          SHARES ISSUED UPON
                        PURCHASE                  REINVESTMENT OF           EXCHANGE FROM ANOTHER
                                                  DISTRIBUTIONS AND         FUND
                                                  DIVIDENDS

                        Seven years after the     In same proportion that   On the date the shares
                        date of purchase (for     the number of Class B     originally acquired
                        purposes of calculating   shares converting is to   would have converted
                        the date of conversion    total Class B shares you  into Class A shares
                        all purchases are deemed  own
                        made on the last
                        business day of the
                        month)

                  MONEY MARKET FUNDS. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal
                  Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

                  PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September
                  14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September
                  14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

--------------------------------------------------------------------------------
 CLASS C SHARES

 You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares (other than Class C shares of the Short/Intermediate U.S. Government Fund) within one year of purchase, you will pay a deferred sales charge of 1%. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money
 Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Broker/Dealers selling Class C shares receive a commission of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them, with such fee starting in the thirteenth month after purchase.

 Effective as of the date of the prospectus, Class 2 shares of the funds were renamed Class C shares.

 PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class C shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.


                    Salomon Brothers Investment Series - 53

--------------------------------------------------------------------------------
 CLASS O SHARES

 You can buy Class O shares of a fund only if you currently own Class O shares of that fund or any other fund. There are no initial or deferred sales charges on these shares.

--------------------------------------------------------------------------------
 CLASS Y SHARES

 You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement ($15.0 million for High Yield Bond and Strategic Bond
 Funds). The initial investment minimum may be waived for certain omnibus and individual positions held by clients in certain Citigroup affiliated investment programs.

--------------------------------------------------------------------------------
 BUYING SHARES AND EXCHANGING SHARES

 You may purchase shares directly from a fund by opening an account with the funds' transfer agent, PFPC, or you may purchase shares through your broker or other financial intermediary, if the intermediary has entered into an agreement with the funds' distributor. If you purchase and hold the shares through a financial intermediary, that intermediary may have its own procedures relating to purchases, redemptions and exchanges, and may charge you certain fees that are not described here. Please consult your financial intermediary.

 BUYING SHARES     Shares of each fund may be initially purchased through PFPC
 BY MAIL           Inc. ('PFPC' or the 'transfer agent') by completing an
                   Account Application and forwarding it to the transfer agent.
                   Shares may also be purchased from selected dealers in
 You may make      accordance with procedures established by the dealer.
 subsequent
 purchases         Subsequent investments may be made by mailing a check to the
 by mail or,       transfer agent, along with the detachable stub from your
 if you elect,     Statement of Account (or a letter providing the account
 by wire           number) or through a selected dealer. If an investor's
                   purchase check is not collected, the purchase will be
                   cancelled and the transfer agent will charge a $10 fee to the shareholder's account. If you redeem shares purchased by
                   check before the check clears, your redemption proceeds may be delayed for up to 15 days.

                   Write the transfer agent at the following address:

                                   [name of fund]
                                   c/o PFPC
                                   P.O. Box 9764
                                   Providence, RI 02940-9764

--------------------------------------------------------------------------------

 BUYING SHARES    Subsequent investments may also be made by wiring funds to the
 BY WIRE          transfer agent. Prior notification by telephone is not
                  required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

                                  PNC Bank
                                  Pittsburgh, PA
                                  ABA No. 031000053
                                  Account No. 8606905097
                                  Attn: [name of fund]
                                  Salomon Brothers Mutual Fund Account Name:
                                  Salomon Brothers Mutual Fund Account Number:

                  To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.



                    Salomon Brothers Investment Series - 54

 ---------------------------------------------------------------------------------------------------------
 ALL FUNDS EXCEPT CASH                                      PURCHASE IS EFFECTIVE
 MANAGEMENT FUND AND
 NEW YORK MUNICIPAL MONEY MARKET
 FUND
                                    If order and federal funds or
                                    check is received by the fund or
                                    its agent before the close of       On that day
                                    regular trading on the New York
                                    Stock Exchange (normally 4:00
                                    p.m., Eastern time):
 Payment wired in federal
 funds or check received            If order and federal funds or
                                    check is received by the fund
                                    or its agent after the close
                                    of regular trading on the             On the business day following
                                    New York Stock Exchange (normally     receipt
                                    4:00 p.m., Eastern time):

----------------------------------------------------------------------------------------------------------
       CASH MANAGEMENT FUND                     PURCHASE IS EFFECTIVE                  DIVIDENDS BEGIN
      AND NEW YORK MUNICIPAL
        MONEY MARKET FUND

                                    If order and federal
                                    funds or check is
                                    received by the fund    At noon, Eastern time
                                    or its agent before     on that day               On that day
                                    noon, Eastern time:
 Payment wired in federal
 funds or check received

                                    If order and federal
                                    funds or check is
                                    received by the fund    At close of New York    On the next business
                                    or its agent after      Stock Exchange on       day after
                                    noon, Eastern time,     that day                effectiveness
                                    but before the close
                                    of New York Stock
                                    Exchange:
--------------------------------------------------------------------------------

 AUTOMATIC        You may authorize the transfer agent to automatically transfer
 INVESTMENT       funds on a periodic basis (monthly, alternative months,
 PLAN             quarterly) from a regular bank account or other financial
                  institution to buy shares of a fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated
                  Clearing House.

                   Amounts transferred must be at least $25 per transfer.

                   If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

                  For more information, contact your Financial Consultant or consult the SAI.

--------------------------------------------------------------------------------
 EXCHANGE         You may exchange shares of any fund for shares of the same
 PRIVILEGE        class of another Salomon Brothers fund or Salomon Brothers shares of an SB fund.

                   Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.


                    Salomon Brothers Investment Series - 55

                   Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash
                   Management Fund or New York Municipal Money Market Fund unless you acquired the shares of Cash Management Fund or New
                   York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.

                   If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class B shares of Cash Management Fund or New York
                   Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash
                   Management Fund or the New York Municipal Money Market Fund.

                   Generally, if you exchange Class C shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class C shares of Cash Management
                   Fund or New York Municipal Money Market Fund with respect to which a sales charge has not been applicable, those shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.

                   You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account
                   Application. Telephone exchanges are subject to the same
                   limitations as telephone redemptions.
--------------------------------------------------------------------------------
  SYSTEMATIC       You may request that shares of any class of a fund be
  EXCHANGE         exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $25 per
                   exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account
                   Application or in the Systematic Investing Application.
--------------------------------------------------------------------------------
 REDEEMING SHARES

 If you hold your shares through a financial intermediary, that intermediary may have its own redemption procedures, and may charge you certain fees that are not described here. Please consult your financial intermediary.

 You may redeem some or all of your shares by sending your    REDEMPTIONS BY MAIL
 redemption request in proper form to:

              PFPC Inc.
              c/o Salomon Brothers Investment Series
              P.O. Box 9764
              Providence, RI 02940-9764.


                    Salomon Brothers Investment Series - 56

 The written request for redemption must be in good order.    Generally, a properly
 This means that you have provided the following information  completed Redemption
 in order to be processed:                                    Form with any required
                                                              signature guarantee is
                                                              all that is required
  Name of the fund                                            for a redemption. In
                                                              some cases, however,
  Account number                                              other documents may be
                                                              necessary.
  Dollar amount or number of shares to redeem

  Signature of each owner exactly as account is registered

  Other documentation required by the transfer agent

 To be in good order, your request must include a signature guarantee if:

  The proceeds of the redemption exceed $50,000

  The proceeds are not paid to the record owner(s) at the record address

  The shareholder(s) has had an address change in the past
  45 days

  The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

 You can obtain a signature guarantee from most banks,
 dealers, brokers, credit unions and federal savings and
 loans, but not from a notary public.
-------------------------------------------------------------------------------------
 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to the transfer agent at (508) 871-9503.
 If fax redemptions are not available for any reason, you
 may use the fund's redemption by mail procedure described
 above.
-------------------------------------------------------------------------------------
 In all cases, your redemption price is the net asset value   REDEMPTION PAYMENTS
 next determined after your request is received in good       Any request that your
 order. Redemption proceeds normally will be sent within      redemption proceeds be
 seven days. However, if you recently purchased your shares   sent to a destination
 by check, your redemption proceeds may be delayed up to 15   other than your bank
 days. Your redemption proceeds can be sent by check to your  account or address of
 address of record or by wire transfer to a bank account      record must be in
 designated on your application.                              writing and must
 If shares of Cash Management Fund or New York Municipal      include signature
 Money Market Fund are redeemed before noon, Eastern time,    guarantees
 you will not receive that day's dividends. You will receive that day's dividends if you redeem after noon, Eastern
 time.
-------------------------------------------------------------------------------------
 You may transmit your redemption request to selected         REDEMPTIONS THROUGH
 dealers with which the distributor has entered into sales    SELECTED DEALERS
 agreements for the purchase of shares of the funds.
 Redemption orders received by these dealers before the New
 York Stock Exchange closes and which are timely transmitted to the transfer agent are effective that day. With respect
 to the Cash Management Fund and the New York Municipal
 Money Market Fund, redemption requests received by the
 dealer and transmitted to the Fund or its agent by 12:00
 p.m., Eastern time, on any day the New York Stock Exchange
 is open, will generally be effected on that same day. It is the responsibility of the dealer to transmit orders on a
 timely basis to the transfer agent. The dealer may charge
 you a fee for executing your order.
-------------------------------------------------------------------------------------
 You may redeem shares by wire in amounts of $500 or more if  REDEMPTIONS BY WIRE redemption by wire has been elected on your Account
 Application. To elect this service after opening your
 account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

  Telephone the redemption request to the transfer agent at
  (800) 446-1013

  Mail the request to the transfer agent at the address listed above


                   Salomon Brothers Investment Series - 57

 Proceeds of wire redemptions of $500 or more will be wired
 to the bank which is indicated on your Account Application.
 If you wish to wire redemptions to a different account, we
 must receive written instructions from you with a signature guarantee. With respect to the Cash Management Fund and New
 York Municipal Money Market Fund, if the transfer agent
 receives the wire request by 12:00 p.m., Eastern time, on
 any day the New York Stock Exchange is open, the redemption proceeds generally will be transmitted to your bank that
 same day. Checks for redemption proceeds of less than $500
 will be mailed to your address of record. You should note
 that your bank may charge you a fee in connection with
 money by wire.
-------------------------------------------------------------------------------------
 You may redeem shares by telephone unless you have elected   REDEMPTIONS BY
 not to participate in telephone redemptions on your Account  TELEPHONE
 Application, and the proceeds must be mailed to your
 address of record. In addition, you must be able to provide proper identification information. You may not redeem by
 telephone if your address has changed within the past 45
 days or if your shares are in certificate form. Telephone
 redemption requests may be made by calling the transfer
 agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m.,
 Eastern time on any day the New York Stock Exchange is
 open. If telephone redemptions are not available for any
 reason, you may use the fund's regular redemption procedure described above.
-------------------------------------------------------------------------------------
 You can arrange for the automatic redemption of a portion    AUTOMATIC CASH
 of your shares on a monthly or quarterly basis. To qualify,  WITHDRAWAL PLAN you must own shares of the fund with a value of at least
 $10,000 for monthly withdrawals and $5,000 for quarterly
 withdrawals ($7,500 in the case of the Investors Value Fund and the Capital Fund) and each automatic redemption must be at least $25 if made monthly.
-------------------------------------------------------------------------------------
 Check writing is available for Class A and Class O           CHECKWRITING PRIVILEGE
 shareholders of the Cash Management Fund and the New York
 Municipal Money Market Fund only. You must elect the
 redemption by check option on your Account Application. The redemption of shares may be made using redemption checks
 provided by the transfer agent. There is no charge for this service. The check must be for amounts of $500 or more. You will continue to earn dividends on the shares redeemed
 until the check clears the banking system. A fee of $10
 will be charged if there are insufficient funds to cover
 the amount of the check.

--------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

 Small account balances  If your account falls below $500 ($250 in the case of an IRA or self-employed retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500
                         after 30 days, the fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next
                         determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for
                         each class of shares of a fund. Each fund calculates its net asset value every day the New York Stock Exchange is open.
                         Each fund except Cash Management Fund and New York Municipal
                         Money Market Fund calculates its net asset value when
                         regular trading closes on the Exchange (normally 4:00 p.m.,
                         Eastern time). Cash Management Fund and New York Municipal
                         Money Market Fund each calculates its net asset value at
                         12:00 p.m., Eastern time.



                    Salomon Brothers Investment Series - 58

                         The funds generally value their securities based on market prices or quotations. The funds' currency conversions are
                         done when the London stock exchange closes, which normally is 12:00 p.m., Eastern time. When market prices or
                         quotations are not readily available, or when the manager
                         believes they are unreliable or that the value of a security has been materially affected by events occurring after a
                         foreign exchange closes, a fund may price those securities using fair value procedures approved by the fund's board. A fund may also use fair value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A
                         fund that uses fair value procedures to price securities may value those securities higher or lower than actual market
                         quotations or higher or lower than other funds using their own fair value procedures to price those same securities.
                         International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a
                         fund could change on days when you cannot buy or redeem
                         shares.

                         Cash Management Fund and New York Municipal Money Market
                         Fund each uses the amortized cost method to value its
                         portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the
                         difference between the principal amount due at maturity and the cost of the security to the fund.

                         In order to buy, redeem or exchange shares of a fund (other than a money market fund) at that day's price, your order
                         must be placed with the fund or its agent before the New
                         York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price. Orders for money market funds must be received by 12:00 p.m., Eastern time.

                         It is the responsibility of members of the funds' selling
                         group to transmit all orders to buy, exchange or redeem
                         shares to the funds' transfer agent on a timely basis.
-------------------------------------------------------------------------------------
                         Each fund has the right to:

                          Suspend the offering of shares.

                          Change or terminate shareholder programs.

                          Waive or change minimum and additional investment amounts.

                          Reject any purchase or exchange order.

                          Change, revoke or suspend the exchange privilege.

                          Suspend telephone transactions.

                          Suspend or postpone redemptions of shares on any day when
                          trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange
                          Commission.
-------------------------------------------------------------------------------------
 Redemptions in kind     Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.


                    Salomon Brothers Investment Series - 59

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

 The funds normally pay dividends and distribute capital gains, if any, as                            DIVIDENDS
 follows:                                                                                             AND
                                                                                                      DISTRIBUTIONS
                                   DIVIDENDS    INCOME DIVIDEND    CAPITAL GAIN    DISTRIBUTIONS
 FUND                              DECLARED      DISTRIBUTIONS    DISTRIBUTIONS     MOSTLY FROM       Annual distributions
-------------------------------------------------------------------------------------------------     of income and
 Balanced                            daily          monthly          annually           both          capital gains
 Fund                                                                                                 normally take place
-------------------------------------------------------------------------------------------------     at the end of the
 Capital Fund                      quarterly       quarterly         annually           gain          year in which the
-------------------------------------------------------------------------------------------------     income or gain is
 Cash                             daily             monthly         annually*          income         realized or the
 Management                       (to share-                                                          beginning of the
 Fund                             holders of                                                          next year.
                                  record at
                                  12:00 noon)
-------------------------------------------------------------------------------------------------
 High Yield Bond                     daily          monthly          annually          income
 Fund
-------------------------------------------------------------------------------------------------
 Investors Value                   quarterly       quarterly         annually           gain
 Fund
-------------------------------------------------------------------------------------------------
 Large Cap Growth                  annually        annually          annually           gain
 Fund
-------------------------------------------------------------------------------------------------
 New York                         daily             monthly         annually*          income
 Municipal                        (to share-
 Money Market                     holders of
 Fund                             record at
                                  12:00 noon)
-------------------------------------------------------------------------------------------------
 Short/Intermediate                  daily          monthly          annually          income
 U.S. Government Fund
-------------------------------------------------------------------------------------------------
 Small Cap                         annually        annually          annually           gain
 Growth Fund
-------------------------------------------------------------------------------------------------
 Strategic Bond                      daily          monthly          annually          income
 Fund
-------------------------------------------------------------------------------------------------
 *Each money market fund anticipates that it will normally not earn or distribute any long-term capital gains.





                    Salomon Brothers Investment Series - 60

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends.
Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash.
You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.
--------------------------------------------------------------------------------
The following discussion is very general. Because each shareholder's                    TAXES
circumstances are different and special tax rules may apply, you should consult
your tax adviser about your investment in a fund.                                       In general, redeeming
In general, you will have to pay federal income taxes, as well as any state and         shares, exchanging
local taxes, when you redeem shares, exchange shares or receive a distribution          shares and receiving
(whether paid in cash or reinvested in additional shares). Any tax liability            distributions (whether
that you owe as the result of any of these taxable events is your                       in cash or additional
responsibility. The federal income tax treatment of redemptions, exchanges and          shares) are all
distributions is summarized in the following table:                                     taxable events.


 TRANSACTION                            FEDERAL TAX STATUS
---------------------------------------------------------------------------------------
 Redemption or exchange of shares       Usually capital gain or loss; long-term only if
                                        shares owned more than one year
---------------------------------------------------------------------------------------
 Distributions of net capital gain      Long-term capital gain
 (excess of net long-term capital gain
 over net short-term capital loss)
---------------------------------------------------------------------------------------
 Exempt-interest dividends              Exempt from income tax (see below)
---------------------------------------------------------------------------------------
 Distributions of qualified dividend    Qualified dividend income
 income
---------------------------------------------------------------------------------------
 Other ordinary dividends (including    Ordinary income
 distributions of net short-term
 capital gain)

Distributions of net capital gain (i.e. the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

New York Municipal Money Market Fund intends to distribute the interest they earn on tax exempt municipal bonds as exempt-interest dividends. These dividends are generally excluded from gross income for federal income tax purposes, but may be subject to state and local income taxes. The New York Municipal Money
Market Fund's exempt-interest dividends will be exempt from New York State and New York City personal income taxes to the extent paid from interest on New York municipal securities. Exempt-interest dividends may increase your federal alternative minimum tax liability, and may increase the tax on social security and railroad retirement benefits.


                    Salomon Brothers Investment Series - 61

After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, a fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on taxable dividends and other payments that are subject to such withholding. In addition, if you do not provide a fund with certain certifications (including, if you are a U.S. citizen or resident, your taxpayer identification number), you will be subject to backup withholding on your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on foreign shareholders. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.


--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights tables are intended to help you understand the performance of each fund for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables, except as noted below, was audited by PricewaterhouseCoopers LLP, independent auditors, whose report on the financial statements including such information is included in the annual report (available upon request).

 Effective as of the date of the prospectus, Class 2 shares of the funds were renamed Class C shares.

 Prior to September 16, 2002, Short/Intermediate U.S. Government Fund was known as Government Income Fund.


                    Salomon Brothers Investment Series - 62

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 BALANCED FUND


                                           CLASS A SHARES                                    CLASS B SHARES
                           -------------------------------------------------------------------------------------------------
                            2003      2002      2001      2000      1999      2003      2002      2001      2000      1999
                           -------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $ 11.48   $ 12.39   $ 12.84   $ 12.81   $ 13.11   $ 11.41   $ 12.32   $ 12.77   $ 12.76   $ 13.08
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment income      0.32*     0.39*     0.48*     0.54*     0.50*     0.23*     0.30*     0.39*     0.44*     0.40*
   Net realized and
    unrealized gain
    (loss)                    1.57     (0.80)    (0.36)     0.44     (0.08)     1.55     (0.79)    (0.35)     0.44     (0.08)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) from
 Operations                   1.89     (0.41)     0.12      0.98      0.42      1.78     (0.49)     0.04      0.88      0.32
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income     (0.30)    (0.35)    (0.46)    (0.50)    (0.50)    (0.21)    (0.27)    (0.38)    (0.42)    (0.42)
   Net realized gains        (0.18)    (0.15)    (0.11)    (0.45)    (0.22)    (0.18)    (0.15)    (0.11)    (0.45)    (0.22)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions          (0.48)    (0.50)    (0.57)    (0.95)    (0.72)    (0.39)    (0.42)    (0.49)    (0.87)    (0.64)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
 YEAR                      $ 12.89   $ 11.48   $ 12.39   $ 12.84   $ 12.81   $ 12.80   $ 11.41   $ 12.32   $ 12.77   $ 12.76
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(1)              16.9%      (3.3)%    1.0%      7.9%      3.2%     15.9%      (4.0)%    0.3%      7.1%      2.4%
NET ASSETS, END OF YEAR
 (000S)                    $51,639   $29,341   $25,607   $24,290   $35,386   $34,972   $44,574   $61,485   $73,311   $97,656
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                  0.95%     0.95%     0.95%     0.95%     0.95%     1.70%     1.70%     1.69%     1.70%     1.70%
   Net investment income      2.64      3.24      3.79      4.19      3.79      1.94      2.46      3.05      3.43      3.03
PORTFOLIO TURNOVER RATE        93%       36%       55%       28%       34%       93%       36%       55%       28%       34%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
    per share              $ 0.28*   $ 0.35*   $ 0.44*   $ 0.51*   $ 0.47*   $ 0.19*   $ 0.26*   $ 0.36*   $ 0.41*   $ 0.37*
   Expense ratio             1.27%     1.24%     1.25%     1.18%     1.17%     2.00%     1.99%     1.88%     1.93%     1.92%


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


*   Per share amounts have been calculated using the average shares method.


                                 BALANCED FUND


                                           CLASS C SHARES                                    CLASS O SHARES
                           -------------------------------------------------------------------------------------------------
                            2003      2002      2001      2000      1999      2003      2002      2001      2000      1999
                           -------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $ 11.44   $ 12.35   $ 12.81   $ 12.79   $ 13.11   $ 11.56   $ 12.47   $ 12.91   $ 12.88   $ 13.18
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment income      0.23*     0.30*     0.38*     0.44*     0.41*     0.36*     0.42*     0.52*     0.58*     0.54*
   Net realized and
    unrealized gain
    (loss)                    1.56     (0.79)    (0.35)     0.45     (0.09)     1.57     (0.80)    (0.36)     0.43     (0.09)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL INCOME (LOSS) FROM
 OPERATIONS                   1.79     (0.49)     0.03      0.89      0.32      1.93     (0.38)     0.16      1.01      0.45
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income     (0.21)    (0.27)    (0.38)    (0.42)    (0.42)    (0.33)    (0.38)    (0.49)    (0.53)    (0.53)
   Net realized gains        (0.18)    (0.15)    (0.11)    (0.45)    (0.22)    (0.18)    (0.15)    (0.11)    (0.45)    (0.22)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions          (0.39)    (0.42)    (0.49)    (0.87)    (0.64)    (0.51)    (0.53)    (0.60)    (0.98)    (0.75)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
 YEAR                      $ 12.84   $ 11.44   $ 12.35   $ 12.81   $ 12.79   $ 12.98   $ 11.56   $ 12.47   $ 12.91   $ 12.88
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(1)              16.0%      (4.0)%    0.2%      7.2%      2.4%     17.1%      (3.1)%    1.3%      8.1%      3.4%
NET ASSETS, END OF YEAR
 (000S)                    $33,069   $18,168   $16,564   $15,496   $21,030   $ 1,753   $ 1,487   $ 1,150   $ 1,504   $ 1,460
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                  1.70%     1.70%     1.69%     1.70%     1.70%     0.70%     0.70%     0.70%     0.70%     0.70%
   Net investment income      1.88      2.48      3.03      3.45      3.04      2.92      3.47      4.03      4.45      4.00
PORTFOLIO TURNOVER RATE        93%       36%       55%       28%       34%       93%       36%       55%       28%       34%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
    per share              $ 0.20*   $ 0.26*   $ 0.37*   $ 0.41*   $ 0.38*   $ 0.34*   $ 0.38*   $ 0.50*   $ 0.55*   $ 0.51*
   Expense ratio             1.93%     1.99%     1.84%     1.94%     1.92%     0.86%     0.99%     0.79%     0.93%     0.92%


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


*   Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 63

                                  CAPITAL FUND


                                           CLASS A SHARES                                       CLASS B SHARES
                         --------------------------------------------------------------------------------------------------------
                           2003       2002       2001      2000      1999         2003     2002       2001       2000      1999
                         --------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR       $  18.87   $  25.09   $  25.44   $ 25.29   $ 22.92   $  18.28   $  24.45   $  24.86   $  24.86   $ 22.63
                         --------   --------   --------   -------   -------   --------   --------   --------   --------   -------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment income
    (loss)                   0.05*     0.13*       0.24*     0.17*     0.15*     (0.14)*    (0.05)*     0.04*     (0.04)*   (0.04)*
   Net realized and
    unrealized gain
    (loss)                   8.18      (6.30)      0.16      4.53      4.99       7.90      (6.12)      0.16       4.46      4.92
                         --------   --------   --------   -------   -------   --------   --------   --------   --------   -------
Total Income (Loss) From
 Operations                  8.23      (6.17)      0.40      4.70      5.14       7.76      (6.17)      0.20       4.42      4.88
                         --------   --------   --------   -------   -------   --------   --------   --------   --------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income    (0.02)     (0.05)     (0.20)    (0.13)    (0.18)     (0.01)     --         (0.06)     --        (0.06)
   Net realized gains       --         --         (0.55)    (4.42)    (2.59)     --         --         (0.55)     (4.42)    (2.59)
   Capital                  (0.04)     --         --        --        --         (0.01)     --         --         --        --
                         --------   --------   --------   -------   -------   --------   --------   --------   --------   -------
Total Distributions         (0.06)     (0.05)     (0.75)    (4.55)    (2.77)     (0.02)     --         (0.61)     (4.42)    (2.65)
                         --------   --------   --------   -------   -------   --------   --------   --------   --------   -------
NET ASSET VALUE, END OF
 YEAR                    $  27.04   $  18.87   $  25.09   $ 25.44   $ 25.29   $  26.02   $  18.28   $  24.45   $  24.86   $ 24.86
                         --------   --------   --------   -------   -------   --------   --------   --------   --------   -------
                         --------   --------   --------   -------   -------   --------   --------   --------   --------   -------
TOTAL RETURN(1)             43.8%     (24.6%)      1.6%     18.9%     23.1%      42.5%     (25.2%)      0.8%      18.1%     22.2%
NET ASSETS, END OF YEAR
 (000S)                  $336,324   $219,140   $277,998   $109,786  $29,814   $405,893   $299,391   $363,817   $195,736   $79,678
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                 1.08%      1.12%      1.07%     1.16%     1.27%      1.94%      1.95%      1.86%      1.91%     2.02%
   Net investment income
    (loss)                   0.21       0.61       0.94      0.66      0.61      (0.65)     (0.22)      0.15     (0.14)    (0.16)
PORTFOLIO TURNOVER RATE      107%       107%        72%       97%      126%       107%       107%        72%        97%      126%


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

(2)  For the period from January 31, 2001 (inception date) to December 31, 2001.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.

*    Per share amounts have been calculated using the average shares method.


                    Salomon Brothers Investment Series - 64

                                  CAPITAL FUND


                      CLASS C                                               CLASS O
---------------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------
  2003        2002        2001        2000       1999        2003        2002        2001        2000        1999
---------------------------------------------------------------------------------------------------------------------
$  18.31    $  24.50    $  24.90    $  24.90    $ 22.69    $  19.08    $  25.27    $  25.61    $  25.43    $  22.99
--------    --------    --------    --------    -------    --------    --------    --------    --------    --------
   (0.13)*     (0.05)*      0.04*      (0.03)*    (0.04)*      0.14*       0.23*       0.34*       0.23*       0.22*
    7.91       (6.14)       0.17        4.45       4.91        8.28       (6.34)       0.16        4.57        5.00
--------    --------    --------    --------    -------    --------    --------    --------    --------    --------
    7.78       (6.19)       0.21        4.42       4.87        8.42       (6.11)       0.50        4.80        5.22
--------    --------    --------    --------    -------    --------    --------    --------    --------    --------
   (0.01)      --          (0.06)      --         (0.07)      (0.03)      (0.08)      (0.29)      (0.20)      (0.19)
   --          --          (0.55)      (4.42)     (2.59)      --          --          (0.55)      (4.42)      (2.59)
   (0.01)      --          --          --         --          (0.05)      --          --          --          --
--------    --------    --------    --------    -------    --------    --------    --------    --------    --------
   (0.02)      --          (0.61)      (4.42)     (2.66)      (0.08)      (0.08)      (0.84)      (4.62)      (2.78)
--------    --------    --------    --------    -------    --------    --------    --------    --------    --------
$  26.07    $  18.31    $  24.50    $  24.90    $ 24.90    $  27.42    $  19.08    $  25.27    $  25.61    $  25.43
--------    --------    --------    --------    -------    --------    --------    --------    --------    --------
--------    --------    --------    --------    -------    --------    --------    --------    --------    --------
   42.5%       (25.3)%      0.8%       18.0%      22.2%       44.3%       (24.3)%      2.0%       19.2%       23.4%
$518,298    $354,434    $389,731    $122,307    $24,830    $294,073    $187,241    $221,979    $227,739    $215,308
   1.92%)      1.96%       1.84%       1.91%      2.02%       0.65%       0.67%       0.67%       0.90%       1.01%
   (0.63)     (0.22)       0.16       (0.12)     (0.18)        0.64       1.07        1.32        0.84        0.91
    107%        107%         72%         97%       126%        107%        107%         72%         97%        126%

               CLASS Y
-----------------------------------
      YEAR ENDED DECEMBER 31,
-----------------------------------
    2003       2002         2001(2)
-----------------------------------
  $  19.10    $ 25.30     $  27.48
  --------    -------     --------
      0.15*      0.24*        0.30*
      8.29      (6.36)       (1.67)
  --------    -------     --------
      8.44      (6.12)       (1.37)
  --------    -------     --------
     (0.03)     (0.08)       (0.26)
     --         --           (0.55)
     (0.05)     --           --
  --------    -------     --------
     (0.08)     (0.08)       (0.81)
  --------    -------     --------
  $  27.46    $ 19.10     $  25.30
  --------    -------     --------
  --------    -------     --------
     44.4%      (24.3)%   (5.0)%'DD'
  $ 32,927    $22,807     $ 44,277
     0.63%      0.65%     0.66%'D'
      0.66      1.07      1.33'D'
      107%       107%       72%



               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

(2)  For the period from January 31, 2001 (inception date) to December 31, 2001.


*    Per share amounts have been calculated using the average shares method.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.

                    Salomon Brothers Investment Series - 65

                              CASH MANAGEMENT FUND


                           ------------------------------------------------------------------------------------------------
                                           CLASS A SHARES                                    CLASS B SHARES
                           ------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                              2003    2002      2001      2000      1999      2003      2002      2001     2000      1999
                           ------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000    $ 1.000   $1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
Net investment income        0.007     0.013     0.035     0.058     0.047    0.007      0.013    0.035     0.058     0.047
Dividends from net
 investment income          (0.007)   (0.013)   (0.035)   (0.058)   (0.047)  (0.007)    (0.013)  (0.035)   (0.058)   (0.047)
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
NET ASSET VALUE, END OF
 YEAR                      $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $1.000    $ 1.000   $1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
                           -------   -------   -------   -------   -------   ------    -------   ------   -------   -------
TOTAL RETURN(1)               0.7%      1.3%      3.6%      6.0%      4.8%     0.7%       1.3%     3.6%      6.0%      4.8%
NET ASSETS, END OF YEAR
 (000S)                    $22,242   $12,690   $18,083   $ 5,622   $20,702   $8,325    $12,927   $7,459   $11,079   $20,476
RATIOS TO AVERAGE NET
 ASSETS:
   Expenses                  0.55%     0.55%     0.55%     0.55%     0.53%    0.55%      0.55%    0.55%     0.55%     0.53%
   Net investment income      0.66      1.30      3.22      5.87      4.65     0.69       1.25     3.57      5.79      4.72
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income   $ 0.005   $ 0.009   $ 0.030   $ 0.060     N/A     $0.003    $ 0.011   $0.033   $ 0.060     N/A
   Expense ratio             0.72%     0.79%     0.82%     0.71%     N/A      0.81%      0.80%    0.83%     0.71%     N/A


               --------------------------------------------------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures reflect fee waivers or expense reimbursements in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.

 *  Amount represents less than $0.001 per share.





                              HIGH YIELD BOND FUND

                                          CLASS A SHARES                                      CLASS B SHARES
                      -----------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                      -----------------------------------------------------------------------------------------------------
                         2003        2002       2001       2000       1999        2003        2002        2001       2000
                      -----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR    $     7.23   $   7.52   $   8.10   $   9.48   $    9.89   $   7.27   $     7.55   $   8.13   $   9.48
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment
   income                   0.59*      0.64*      0.80*      1.00*       1.01*      0.53*        0.59*      0.75*      0.94*
   Net realized and
   unrealized gain
   (loss)                   1.07      (0.19)     (0.47)     (1.32)      (0.36)      1.08        (0.18)     (0.49)     (1.32)
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
Total income (Loss)
 from Operations            1.66       0.45       0.33      (0.32)       0.65       1.61         0.41       0.26      (0.38)
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
LESS DISTRIBUTIONS
 FROM:
   Net investment
   income                  (0.60)     (0.64)     (0.79)     (1.00)      (1.06)     (0.54)       (0.60)     (0.73)     (0.91)
   Capital                --          (0.10)     (0.12)     (0.06)     --          --           (0.09)     (0.11)     (0.06)
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
Total Distributions         0.60      (0.74)     (0.91)     (1.06)      (1.06)     (0.54)       (0.69)     (0.84)     (0.97)
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
NET ASSET VALUE, END
 OF YEAR              $     8.29   $   7.23   $   7.52   $   8.10   $    9.48   $   8.34   $     7.27   $   7.55   $   8.13
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
                      ----------   --------   --------   --------   ---------   --------   ----------   --------   --------
TOTAL RETURN(1)'DD'        23.8%       6.4%       4.2%     (3.6)%        7.0%      22.9%         5.8%       3.3%     (4.2)%
NET ASSETS, END OF
 YEAR (000S)          $1,148,273   $196,733   $102,706   $100,065   $ 125,568   $235,293   $  194,187   $214,204   $250,003
RATIOS TO AVERAGE
 NET ASSETS'D':
   Expenses                1.25%      1.31%      1.28%      1.24%       1.27%      2.01%        2.07%      2.03%      1.99%
   Net investment
   income                   7.34       8.86      10.14      11.32       10.46       6.74         8.12       9.44      10.56
PORTFOLIO TURNOVER
 RATE                        78%       106%       131%        79%         65%        78%         106%       131%        79%
Before applicable
 waiver of
 management fee,
 expenses absorbed
 by SaBAM and
 credits earned on
 custodian cash
 balances, net
 investment income
 per share and
 expense ratios
 would have been:
   Net investment
    income               N/A         N/A        N/A        N/A      $   1.01*        N/A          N/A     N/A        N/A
   Expense ratio         N/A         N/A        N/A        N/A          1.29%        N/A          N/A     N/A        N/A

                      CLASS B
                       SHARES
                     -----------
                     YEAR ENDED
                     DECEMBER 31,
                     -----------
                        1999
                     -----------
NET ASSET VALUE,
 BEGINNING OF YEAR    $   9.87
                      --------
INCOME (LOSS) FROM
 OPERATIONS:
   Net investment
   income                 0.94*
   Net realized and
   unrealized gain
   (loss)                (0.36)
                      --------
Total income (Loss)
 from Operations          0.58
                      --------
LESS DISTRIBUTIONS
 FROM:
   Net investment
   income                (0.97)
   Capital               --
                      --------
Total Distributions      (0.97)
                      --------
NET ASSET VALUE, END
 OF YEAR              $   9.48
                      --------
                      --------
TOTAL RETURN(1)'DD'       6.3%
NET ASSETS, END OF
 YEAR (000S)          $311,832
RATIOS TO AVERAGE
 NET ASSETS'D':
   Expenses              2.02%
   Net investment
   income                 9.74
PORTFOLIO TURNOVER
 RATE                      65%
Before applicable
 waiver of
 management fee,
 expenses absorbed
 by SaBAM and
 credits earned on
 custodian cash
 balances, net
 investment income
 per share and
 expense ratios
 would have been:
   Net investment
    income            $  0.94*
   Expense ratio         2.03%

               --------------------------------------------------
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.

(2)  For the period April 2, 2003 (inception date) to December 31, 2003.

 * Per share amounts have been calculated using the monthly average shares method.

'DD' Total return for Class Y shares is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized for Class Y shares.

                    Salomon Brothers Investment Series - 66

                              CASH MANAGEMENT FUND


                CLASS C SHARES                                      CLASS O SHARES
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 2003      2002      2001      2000      1999        2003       2002      2001      2000      1999
----------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
  0.007     0.013     0.035     0.058     0.047        0.007     0.013     0.035     0.058     0.047
 (0.007)   (0.013)   (0.035)   (0.058)   (0.047)      (0.007)   (0.013)   (0.035)   (0.058)   (0.047)
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
   0.7%      1.3%      3.6%      6.0%      4.8%         0.7%      1.3%      3.6%      6.0%      4.8%
$ 2,760   $ 9,109   $ 4,061   $ 1,978   $ 1,932   $    3,688   $15,982   $ 5,816   $ 5,718   $ 9,034
  0.55%     0.55%     0.55%     0.55%     0.53%        0.55%     0.55%     0.55%     0.55%     0.53%
  0.70      1.24      3.25      5.90      4.67         0.70      1.25      3.43      5.82      4.67

$ 0.000*  $ 0.011   $ 0.030   $ 0.060     N/A     $   (0.008)  $ 0.011   $ 0.032   $ 0.060       N/A
  0.83%     0.80%     0.83%     0.72%     N/A          1.96%     0.80%     0.83%     0.71%       N/A


               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures reflect fee waivers or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.

 *  Amount represents less than $0.001 per share.

                              HIGH YIELD BOND FUND

                                                                                                         CLASS Y
                 CLASS C SHARES                                       CLASS O SHARES                      SHARES
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
  2003       2002      2001      2000      1999        2003       2002      2001      2000      1999     2003(2)
----------------------------------------------------------------------------------------------------------------
$   7.30   $   7.59   $  8.16   $  9.50   $  9.86   $     7.22   $  7.51   $  8.10   $  9.48   $  9.89   $  7.58
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
    0.56*      0.61*     0.76*     0.96*     0.96*        0.62*     0.67*     0.84*     1.03*     1.04*     0.38*
    1.09      (0.19)    (0.47)    (1.33)    (0.35)        1.08     (0.19)    (0.49)    (1.32)    (0.36)     0.78
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
    1.65       0.42      0.29     (0.37)     0.61         1.70      0.48      0.35     (0.29)     0.68      1.16
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
   (0.57)     (0.61)    (0.75)    (0.91)    (0.97)       (0.63)    (0.67)    (0.82)    (1.02)    (1.09)    (0.46)
   --         (0.10)    (0.11)    (0.06)    --          --         (0.10)    (0.12)    (0.07)    --        --
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
   (0.57)     (0.71)    (0.86)    (0.97)    (0.97)       (0.63)    (0.77)    (0.94)    (1.09)    (1.09)    (0.46)
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
$   8.38   $   7.30   $  7.59   $  8.16   $  9.50   $     8.29   $  7.22   $  7.51   $  8.10   $  9.48   $  8.28
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
--------   --------   -------   -------   -------   ----------   -------   -------   -------   -------   -------
   23.4%       5.9%      3.6%    (4.1)%      6.6%        24.4%      6.9%      4.5%    (3.3)%      7.3%     15.7%
$317,704   $128,759   $77,726   $67,938   $84,527   $   94,445   $47,874   $24,990   $13,027   $13,537   $11,293
   1.71%      1.80%     1.77%     1.74%     1.79%        0.86%     0.92%     0.87%     0.99%     1.02%     0.88%
   6.93%      8.36%     9.64%    10.82%     9.95%        7.87%     9.31%    10.54%    11.56%    10.76%     7.34%
     78%       106%      131%       79%       65%          78%      106%      131%       79%       65%       78%
  N/A        N/A        N/A       N/A     $ 0.96*      N/A           N/A     N/A       N/A     $ 1.04*     N/A
  N/A        N/A        N/A       N/A       1.81%      N/A           N/A     N/A       N/A       1.03%     N/A

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(2)  For the period April 2, 2003 (inception date) to December 31, 2003.

 * Per share amounts have been calculated using the monthly average shares method.

'DD' Total return for Class Y shares is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized for Class Y shares.

                    Salomon Brothers Investment Series - 67

                              INVESTORS VALUE FUND


                                             CLASS A SHARES                                     CLASS B SHARES
                          ------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                          ------------------------------------------------------------------------------------------------------
                             2003       2002       2001      2000      1999      2003      2002      2001      2000      1999
                          ------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $  14.69   $  18.97   $  20.41   $ 20.70   $ 22.04   $ 14.40   $ 18.63   $ 20.09   $ 20.43   $ 21.87
                           --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM
OPERATIONS:
   Net investment income
   (loss)                      0.22*      0.19*      0.14*     0.18*     0.21*     0.07*     0.02*    (0.03)*    0.02*     0.04*
   Net realized and
    unrealized gain
    (loss)                     4.38      (4.31)     (1.02)     2.80      2.29      4.31     (4.21)    (1.00)     2.77      2.26
                           --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) From
Operations                     4.60      (4.12)     (0.88)     2.98      2.50      4.38     (4.19)    (1.03)     2.79      2.30
                           --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net investment income      (0.22)     (0.16)     (0.14)    (0.19)    (0.13)    (0.08)    (0.04)    (0.01)    (0.05)    (0.03)
   Net realized gains         --         --         (0.42)    (3.08)    (3.71)    --        --        (0.42)    (3.08)    (3.71)
                           --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total Distributions           (0.22)     (0.16)     (0.56)    (3.27)    (3.84)    (0.08)    (0.04)    (0.43)    (3.13)    (3.74)
                           --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
YEAR                       $  19.07   $  14.69   $  18.97   $ 20.41   $ 20.70   $ 18.70   $ 14.40   $ 18.63   $ 20.09   $ 20.43
                           --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
                           --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(1)               31.6%    (21.8)%     (4.4)%     14.9%     11.5%     30.5%   (22.5)%    (5.3)%     14.2%     10.6%
NET ASSETS, END OF YEAR
(000S)                     $270,317   $185,308   $160,688   $72,445   $32,817   $49,915   $54,897   $83,335   $80,960   $81,759
RATIOS TO AVERAGE NET
ASSETS:
   Expenses                   0.96%      0.91%      1.03%     1.00%     0.87%     1.83%     1.85%     1.90%     1.73%     1.61%
   Net investment income
   (loss)                      1.32       1.19       0.70      0.85      0.90      0.45      0.13    (0.17)      0.12      0.16
PORTFOLIO TURNOVER RATE         34%        44%        43%       75%       66%       34%       44%       43%       75%       66%


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

(2)  For period from July 16, 2001 (inception date) to December 31, 2001.

*    Per share amounts have been calculated using the average shares method.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.

                             LARGE CAP GROWTH FUND

                                                CLASS A SHARES                                    CLASS B SHARES
                                    ---------------------------------------------------------------------------------------

                                    ---------------------------------------------------------------------------------------
                                     2003      2002      2001      2000     1999(1)    2003      2002      2001      2000
                                    ---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     6.13      8.22      9.37     11.18     10.00      5.98      8.09      9.29     11.17
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income (loss)(2)    (0.01)    (0.02)    (0.03)    (0.06)    (0.01)    (0.06)    (0.07)    (0.10)    (0.14)
   Net realized and unrealized
    gain (loss)                        1.32     (2.07)    (1.12)    (1.73)     1.19      1.29     (2.04)    (1.10)    (1.72)
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) From
 Operations                            1.31     (2.09)    (1.15)    (1.79)     1.18      1.23     (2.11)    (1.20)    (1.86)
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
   Net realized gains                 --        --        --        (0.02)    --        --        --        --        (0.02)
   Capital                            --        --        --        (0.00)#   --        --        --        --        (0.00)#
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions                   --        --        --        (0.02)    --        --        --        --        (0.02)
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR        $  7.44   $  6.13   $  8.22   $  9.37   $ 11.18   $  7.21   $  5.98   $  8.09   $  9.29
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
                                    -------   -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN(3)                       21.4%   (25.4)%   (12.3)%   (16.0)%     11.8%'DD'   20.6% (26.1)%   (12.9)%   (16.6)%
NET ASSETS, END OF YEAR (000S)      $ 2,259   $   973   $ 2,236   $ 2,199   $ 2,070   $ 3,393   $ 2,631   $ 4,117   $ 6,709
RATIO TO AVERAGE NET ASSETS:
   Expenses                           1.45%     1.45%     1.45%     1.45%     1.44%'D'   2.20%    2.20%     2.19%     2.20%
   Net investment income (loss)       (0.10)    (0.29)    (0.39)    (0.51)    (0.37)'D'   (0.85)   (1.03)   (1.15)    (1.26)
PORTFOLIO TURNOVER RATE                 26%       34%       54%       79%       10%       26%       34%       54%       79%
Before applicable waiver of
 management fee and expenses
 absorbed by SaBAM, net investment
 loss per share and expense ratios
 would have been:
   Net investment loss per
   share(2)                         $ (0.12)  $ (0.18)  $ (0.09)  $ (0.10)  $ (0.07)  $ (0.17)  $ (0.23)  $ (0.16)  $ (0.18)
   Expense ratio                      3.16%     3.67%     2.22%     1.88%     4.02%'D'   3.96%    4.44%     2.92%     2.63%




                    Salomon Brothers Investment Series - 68









                                    CLASS B
                                    SHARES
                                    -------
                                    1999(1)
                                    -------
NET ASSET VALUE, BEGINNING OF YEAR    10.00
                                    -------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income (loss)(2)    (0.02)
   Net realized and unrealized
    gain (loss)                        1.19
                                    -------
Total Income (Loss) From
 Operations                            1.17
                                    -------
LESS DISTRIBUTIONS FROM:
   Net realized gains                 --
   Capital                            --
                                    -------
Total Distributions                   --
                                    -------
NET ASSET VALUE, END OF YEAR        $ 11.17
                                    -------
                                    -------
TOTAL RETURN(3)                       11.7%'DD'
NET ASSETS, END OF YEAR (000S)      $ 6,243
RATIO TO AVERAGE NET ASSETS:
   Expenses                           2.21%'D'
   Net investment income (loss)       (1.17)'D'
PORTFOLIO TURNOVER RATE                 10%
Before applicable waiver of
 management fee and expenses
 absorbed by SaBAM, net investment
 loss per share and expense ratios
 would have been:
   Net investment loss per
   share(2)                         $ (0.08)
   Expense ratio                      4.73%'D'


               --------------------------------------------------

(1)  For the period from October 25, 1999 (inception date) to December 31, 1999.


(2) Per share amounts have been calculated using the monthly average shares method.

(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net aset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursement. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4)  For the period October 26, 1999 (inception date) to December 31, 1999.


#    Amount represents less than $0.01 per share.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.



'D'  Annualized.

                              INVESTORS VALUE FUND

                  CLASS C SHARES                              CLASS O SHARES
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 2003      2002       2001     2000     1999       2003       2002       2001       2000       1999
------------------------------------------------------------------------------------------------------
$ 14.45   $ 18.69   $ 20.13   $ 20.46   $ 21.88   $  14.66   $  18.94   $  20.38   $  20.69   $  22.05
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
   0.08*     0.04*    (0.03)*    0.02*     0.03*      0.26*      0.23*      0.19*      0.24*      0.26*
   4.32     (4.24)    (0.98)     2.78      2.30       4.39      (4.31)     (1.02)      2.80       2.31
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
   4.40     (4.20)    (1.01)     2.80      2.33       4.65      (4.08)     (0.83)      3.04       2.57
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  (0.09)    (0.04)    (0.01)    (0.05)    (0.04)     (0.27)     (0.20)     (0.19)     (0.27)     (0.22)
   --       --        (0.42)    (3.08)    (3.71)     --         --         (0.42)     (3.08)     (3.71)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  (0.09)    (0.04)    (0.43)    (3.13)    (3.75)     (0.27)     (0.20)     (0.61)     (3.35)     (3.93)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$ 18.76   $ 14.45   $ 18.69   $ 20.13   $ 20.46   $  19.04   $  14.66   $  18.94   $  20.38   $  20.69
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  30.5%   (22.5)%    (5.2)%     14.2%     10.7%      32.0%    (21.6)%     (4.2)%      15.2%      11.7%
$68,296   $53,052   $72,607   $25,580   $17,883   $757,230   $493,344   $665,747   $702,394   $662,248
  1.79%     1.78%     1.86%     1.74%     1.61%      0.67%      0.63%      0.74%      0.73%      0.63%
   0.49      0.22    (0.14)      0.11      0.15       1.60       1.37       0.98       1.12       1.16
    34%       44%       43%       75%       66%        34%        44%        43%        75%        66%



        CLASS Y SHARES
--------------------------------
   2003        2002      2001(2)
---------  ----------   --------
 $  14.66   $  18.94   $ 19.41
     0.27*      0.26*     0.08
     4.39      (4.34)    (0.46)
 --------   --------   -------
     4.66      (4.08)    (0.38)
 --------   --------   -------
    (0.27)     (0.20)    (0.09)
    --         --        --
 --------   --------   -------
    (0.27)     (0.20)    (0.09)
 --------   --------   -------
 $  19.05   $  14.66   $ 18.94
 --------   --------   -------
 --------   --------   -------
    32.1%    (21.6)%    (1.9)%'DD'
 $554,537   $274,763   $61,002
    0.66%      0.59%     0.73%'D'
     1.62       1.66   0.98'D'
      34%        44%       43%


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

(2)  For the period from July 16, 2001 (inception date) to December 31, 2001.


*    Per share amounts have been calculated using the average shares method.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.

                             LARGE CAP GROWTH FUND


                      CLASS C SHARES                                                    CLASS O SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------
 2003         2002         2001         2000        1999(1)        2003          2002         2001         2000        1999(4)
------------------------------------------------------------------------------------------------------------------------------
   5.99         8.10         9.30        11.16        10.00          6.10          8.17         9.40        11.18        10.00
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
  (0.06)       (0.07)       (0.09)       (0.14)       (0.02)         0.01          0.00#       (0.02)       (0.03)       (0.00)#
   1.29        (2.04)       (1.11)       (1.70)        1.18          1.32         (2.07)       (1.21)       (1.73)        1.18
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
   1.23        (2.11)       (1.20)       (1.84)        1.16          1.33         (2.07)       (1.23)       (1.76)        1.18
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
   --          --           --           (0.02)       --            --            --           --           (0.02)       --
   --          --           --           (0.00)#      --            --            --           --           (0.00)#      --
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
   --          --           --           (0.02)       --            --            --           --           (0.02)       --
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
$  7.22      $  5.99      $  8.10      $  9.30      $ 11.16      $   7.43      $   6.10      $  8.17      $  9.40      $ 11.18
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
-------      -------      -------      -------      -------      --------      --------      -------      -------      -------
  20.5%      (26.1)%      (12.9)%      (16.5)%        11.6%'DD'     21.8%       (25.3)%      (13.1)%      (15.7)%        11.8%'DD'
$ 3,787      $ 2,786      $ 3,366      $ 2,362      $ 1,234      $     38      $     11      $    20      $ 1,626      $ 1,917
  2.20%        2.20%        2.19%        2.20%        2.19%'D'      1.20%         1.21%        1.19%        1.20%        1.21%'D'
  (0.85)       (1.01)       (1.14)       (1.27)       (1.14)'D'      0.17         (0.04)       (0.18)       (0.25)       (0.11)'D'
    26%          34%          54%          79%          10%           26%           34%          54%          79%          10%
$ (0.17)     $ (0.22)     $ (0.16)     $ (0.18)     $ (0.08)     $  (0.13)     $  (0.16)     $ (0.07)     $ (0.07)     $ (0.07)
  4.01%        4.48%        2.95%        2.63%        4.71%'D'      3.33%         3.42%        1.76%        1.62%        3.88%'D'


               --------------------------------------------------

(1)  For the period from October 25, 1999 (inception date) to December 31, 1999.

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.


(4)  For the period October 26, 1999 (inception date) to December 31, 1999.


#    Amount represents less than $0.01 per share.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.


'D'  Annualized.

                    Salomon Brothers Investment Series - 69

                      NEW YORK MUNICIPAL MONEY MARKET FUND


                                           CLASS A SHARES
                           -----------------------------------------------

                           -----------------------------------------------
                           2003      2002      2001      2000      1999
                           -----------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------
Net investment income        0.006     0.012   $ 0.025     0.037     0.029
Dividends from net
 investment income and
 net realized gain          (0.006)   (0.012)   (0.025)   (0.037)   (0.029)
                           -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
YEAR                       $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------
TOTAL RETURN(1)               0.7%      1.2%      2.5%      3.8%      2.9%
NET ASSETS, END OF YEAR
 (000S)                    $ 4,533   $ 6,400   $ 4,973   $ 4,413   $ 5,810
RATIOS TO AVERAGE NET
ASSETS:
  Expenses                   0.41%     0.35%     0.34%     0.38%     0.41%
  Net investment income       0.56      1.19      2.49      3.68      2.85
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income
    per share              $ 0.006   $ 0.012       N/A       N/A       N/A
  Expense ratio              0.43%     0.39%       N/A       N/A       N/A


                  -------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures reflect fee waivers or expense reimbursements in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.

 * Performance calculations for Class C shares use November 21, 2001 as the inception date, since Class C shares were fully redeemed on January 9, 2001 and new shares in Class C were not purchased until November 21, 2001.


                    Salomon Brothers Investment Series - 70

                      NEW YORK MUNICIPAL MONEY MARKET FUND


                CLASS C SHARES                                      CLASS O SHARES
----------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
2003       2002      2001      2000      1999      2003       2002      2001       2000       1999
----------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $ 1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   -------   --------   -------   --------   --------
  0.006     0.012     0.006     0.037     0.029     0.006      0.012     0.025      0.037      0.029
 (0.006)   (0.012)   (0.006)   (0.037)   (0.029)   (0.006)    (0.012)  $(0.025)    (0.037)    (0.029)
-------   -------   -------   -------   -------   -------   --------   -------   --------   --------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $ 1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   -------   --------   -------   --------   --------
-------   -------   -------   -------   -------   -------   --------   -------   --------   --------
   0.7%      1.2%      0.2%*     3.8%      2.9%      0.7%       1.2%      2.5%       3.8%       2.9%
$     4   $    11   $    10   $     1   $    33   $76,189   $104,082   $98,267   $138,146   $168,701
  0.41%     0.35%     0.34%     0.39%     0.40%     0.41%      0.35%     0.34%      0.38%      0.41%
   0.62      1.19      1.81      3.65      2.78      0.63       1.20      2.51       3.69       2.85
$ 0.006   $ 0.012       N/A       N/A       N/A   $ 0.006   $  0.012       N/A        N/A        N/A
  0.46%     0.39%       N/A       N/A       N/A     0.46%      0.39%       N/A        N/A        N/A


                  -------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures reflect fee waivers or expense reimbursements in effect and represent past performance, which is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total return would be reduced.

 * Performance calculations for Class C shares use November 21, 2001 as the inception date, since Class C shares were fully redeemed on January 9, 2001 and new shares in Class C were not purchased until November 21, 2001.


                    Salomon Brothers Investment Series - 71


                                                 SMALL CAP GROWTH FUND

                                                   CLASS A SHARES                             CLASS B SHARES
                                 -----------------------------------------------------------------------------------------

                                 -----------------------------------------------------------------------------------------
                                   2003       2002        2001         2000         1999      2003       2002        2001
                                 -----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                         $   8.91   $  13.29    $  14.23    $  17.23    $  11.59    $  8.51    $ 12.82    $  13.85
                                 --------   --------    --------    --------    --------    -------    -------    --------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income (loss)       (0.07)*     0.02*       0.02*      (0.04)*     (0.07)*    (0.14)*    (0.08)*     (0.07)*
 Net realized and unrealized
  gain (loss)                        4.61      (4.39)      (0.96)       2.55        6.63       4.37      (4.22)      (0.96)
                                 --------   --------    --------    --------    --------    -------    -------    --------
Total Income (Loss) from
  Operations                         4.54      (4.37)      (0.94)       2.51        6.56       4.23      (4.30)      (1.03)
                                 --------   --------    --------    --------    --------    -------    -------    --------
LESS DISTRIBUTIONS FROM:
 Net realized gains                 --         (0.01)      --          (5.51)      (0.92)     --         (0.01)      --
                                 --------   --------    --------    --------    --------    -------    -------    --------
Total Distributions                 --         (0.01)      --          (5.51)      (0.92)     --         (0.01)      --
                                 --------   --------    --------    --------    --------    -------    -------    --------
NET ASSET VALUE, END OF YEAR     $  13.45   $   8.91    $  13.29    $  14.23    $  17.23    $ 12.74    $  8.51    $  12.82
                                 --------   --------    --------    --------    --------    -------    -------    --------
                                 --------   --------    --------    --------    --------    -------    -------    --------
TOTAL RETURN(1)                     51.0%    (32.9)%      (6.6)%       14.1%       57.5%      49.7%    (33.6)%      (7.4)%
NET ASSETS, END OF YEAR (000s)   $261,492   $151,393    $198,068    $178,307    $167,281    $40,560    $45,653    $ 77,964
RATIOS TO AVERAGE NET ASSETS:
  Expenses                          1.29%      0.91%       1.30%       1.39%       1.37%      2.13%      1.87%       2.14%
  Net investment income (loss)      (0.65)      0.20        0.15       (0.25)      (0.52)     (1.43)     (0.76)      (0.59)
PORTFOLIO TURNOVER RATE              143%        84%         97%        123%        142%       143%        84%         97%
Before applicable waiver of
 management fee, expenses
 absorbed by SaBAM and credits
 earned on custodian cash
 balances, net investment
 loss per share and expense
 ratios would have been:
  Net investment loss per share       N/A   $  (0.01)*       N/A         N/A    $  (0.08)*      N/A    $ (0.11)*       N/A
  Expense ratio                       N/A       1.18%        N/A         N/A        1.40%       N/A       2.14%        N/A



                                                 CLASS B SHARES
                                        --------------------------------
                                             YEAR ENDED DECEMBER 31,
                                        --------------------------------
                                                  2000       1999
                                        --------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $17.01     $11.55
INCOME (LOSS) FROM OPERATIONS:
 Net investment income (loss)                     (0.17)*    (0.17)*
 Net realized and unrealized gain
  (loss)                                           2.52       6.55
                                               --------    -------
Total Income (Loss) from Operations                2.35       6.38
                                               --------    -------
LESS DISTRIBUTIONS FROM:
 Net realized gains                               (5.51)     (0.92)
                                               --------    -------
Total Distributions                               (5.51)     (0.92)
                                               --------    -------
NET ASSET VALUE, END OF YEAR                   $  13.85    $ 17.01
                                               --------    -------
                                               --------    -------
TOTAL RETURN(1)                                   13.2%      56.2%
NET ASSETS, END OF YEAR (000s)                 $132,219    $124,560
Ratios to Average Net Assets:
  Expenses                                        2.14%      2.12%
  Net investment income (loss)                    (1.00)     (1.23)
PORTFOLIO TURNOVER RATE                            123%       142%
Before applicable waiver of
 management fee, expenses
 absorbed by SaBAM and credits earned
 on custodian cash balances, net
 investment loss per share and
 expense ratios would have been:
  Net investment loss per share                     N/A    $ (0.17)*
  Expense ratio                                     N/A       2.15%


                  -------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect the fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
  * Per share amounts have been calculated using the monthly average shares method.
  # Amount represents less than $0.01 per share.







                             STRATEGIC BOND FUND



                                           CLASS A SHARES                                     CLASS B SHARES
                           --------------------------------------------------------------------------------------------------

                           --------------------------------------------------------------------------------------------------
                            2003      2002      2001      2000      1999      2003      2002      2001      2000       1999
                           --------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR         $  8.97   $  8.85   $  9.13   $  9.81   $ 10.19   $  8.98   $  8.87   $  9.14   $  9.81   $  10.18
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
INCOME (LOSS) FROM
 OPERATIONS:
 Net investment income        0.45*     0.53*     0.76*     0.91*     0.88*     0.38*     0.47*     0.71*     0.84*      0.81*
 Net realized and
  unrealized gain (loss)      0.69      0.31     (0.21)    (0.74)    (0.41)     0.69      0.30     (0.21)    (0.74)     (0.41)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
Total Income from
 Operations                   1.14      0.84      0.55      0.17      0.47      1.07      0.77      0.50      0.10       0.40
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.45)    (0.52)    (0.76)    (0.85)    (0.85)    (0.38)    (0.48)    (0.71)    (0.77)     (0.77)
 Capital                     --        (0.20)    (0.07)    (0.00)**   --       --        (0.18)    (0.06)    (0.00)**    --
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
Total Distributions          (0.45)    (0.72)    (0.83)    (0.85)    (0.85)    (0.38)    (0.66)    (0.77)    (0.77)     (0.77)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
NET ASSET VALUE, END OF
 YEAR                      $  9.66   $  8.97   $  8.85   $  9.13   $  9.81   $  9.67   $  8.98   $  8.87   $  9.14   $   9.81
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   --------
TOTAL RETURN(1)              13.0%      9.9%      6.2%      1.8%      5.0%     12.2%      9.1%      5.6%      1.0%       4.2%
NET ASSETS, END OF YEAR
 (000s)                    $48,318   $29,385   $19,501   $15,871   $18,571   $87,794   $93,877   $68,781   $65,645   $ 69,289
RATIOS TO AVERAGE NET
 ASSETS:
  Total expenses,
    including interest
    expense                  1.36%     1.44%     1.40%     --        --        2.07%     2.10%     2.06%     --         --
  Total expenses,
    excluding interest
    expense (operating
    expenses)                 1.36      1.44      1.38     1.24%     1.24%      2.07      2.10      2.03     1.99%      1.99%
  Net investment income       4.69      6.03      8.42      9.61      8.94      4.01      5.36      7.79      8.84       8.20
PORTFOLIO TURNOVER RATE        78%       63%       73%       84%      114%       78%       63%       73%       84%       114%
Before applicable waiver
 of management fee, expenses
 absorbed by SaBAM and
 credits earned on custodian
 cash balances, net investment
 income per share and expense
 ratios would have been:
  Net investment income        N/A       N/A   $  0.75*  $  0.90*  $  0.86*      N/A       N/A   $  0.71*  $  0.83*  $   0.79*
  Expense ratio,
  including interest
  expense                      N/A       N/A      1.52%    --        --          N/A       N/A      2.09%    --         --
  Expense ratio,
  excluding interest
  expense (operating
  expenses)                    N/A       N/A      1.49%     1.39%     1.44%      N/A       N/A      2.06%     2.13%      2.19%


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of the fee waivers and/or expense reimbursements, the total return would be reduced.

  * Per share amounts have been calculated using the monthly average shares method.

 **  Amount represents less than $0.01 per share.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.




                    Salomon Brothers Investment Series - 72

                             SMALL CAP GROWTH FUND



                CLASS C SHARES                                  CLASS O SHARES
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 2003      2002      2001      2000      1999      2003     2002     2001     2000     1999
--------------------------------------------------------------------------------------------
   8.57     12.86     13.88     17.04     11.56     9.01    13.42    14.34    17.29    11.60
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
  (0.15)*   (0.05)*   (0.08)*   (0.17)*   (0.17)*  (0.03)*   0.03*    0.05*   (0.00)*#  (0.06)*
   4.41     (4.23)    (0.94)     2.52      6.57     4.65    (4.43)   (0.97)    2.56     6.67
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
   4.26     (4.28)    (1.02)     2.35      6.40     4.62    (4.40)   (0.92)    2.56     6.61
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
   --       (0.01)    --        (5.51)    (0.92)    --      (0.01)    --      (5.51)   (0.92)
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
   --       (0.01)    --        (5.51)    (0.92)    --      (0.01)    --      (5.51)   (0.92)
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
$ 12.83   $  8.57   $ 12.86   $ 13.88   $ 17.04   $13.63   $ 9.01   $13.42   $14.34   $17.29
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
-------   -------   -------   -------   -------   ------   ------   ------   ------   ------
  49.7%     (33.3)%  (7.4)%     13.2%     56.3%    51.3%    (32.8)% (6.4)%    14.4%    57.9%
$52,044   $32,369   $27,288   $16,468   $14,285   $  835   $  505   $  595   $  621   $   67
  2.06%     1.61%     2.07%     2.14%     2.14%    1.09%    0.77%    1.10%    1.17%    1.24%
  (1.43)    (0.50)    (0.67)    (1.00)    (1.22)   (0.29)    0.30     0.37    (0.01)   (0.49)
   143%       84%       97%      123%      142%     143%      84%      97%     123%     142%
    N/A   $ (0.08)*     N/A       N/A   $ (0.17)*    N/A   $0.01*      N/A      N/A   $(0.06)*
    N/A     1.89%       N/A       N/A      2.18%     N/A    1.01%      N/A      N/A     1.27%

                  -------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
  * Per share amounts have been calculated using the monthly average shares method.
  # Amount represents less than $0.01 per share.







                              STRATEGIC BOND FUND


                CLASS C SHARES                              CLASS O SHARES                  CLASS Y SHARES
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 2003      2002      2001      2000      1999      2003      2002      2001      2000      1999     2003(1)
----------------------------------------------------------------------------------------------------------
$  9.05   $  8.93   $  9.19   $  9.84   $ 10.18   $  8.93   $  8.84   $  9.12   $  9.80   $ 10.18   $ 9.36
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
   0.40*     0.49*     0.73*     0.87*     0.83*     0.46*     0.56*     0.80*     0.94*     0.91*    0.13*
   0.70      0.32     (0.20)    (0.75)    (0.40)     0.69      0.29     (0.21)    (0.74)    (0.41)    0.23
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
   1.10      0.81      0.53      0.12      0.43      1.15      0.85      0.59      0.20      0.50     0.36
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
  (0.41)    (0.50)    (0.73)    (0.77)    (0.77)    (0.47)    (0.55)    (0.80)    (0.88)    (0.88)   (0.13)
   --       (0.19)    (0.06)    (0.00)**  --        --        (0.21)    (0.07)    (0.00)**  --        --
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
  (0.41)    (0.69)    (0.79)    (0.77)    (0.77)    (0.47)    (0.76)    (0.87)    (0.88)    (0.88)   (0.13)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
$  9.74   $  9.05   $  8.93   $  9.19   $  9.84   $  9.61   $  8.93   $  8.84   $  9.12   $  9.80   $ 9.59
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
  12.4%      9.5%      5.9%      1.2%      4.5%     13.2%     10.1%      6.7%      2.1%      5.3%     3.9%
$60,747   $53,358   $30,438   $20,152   $22,857   $   674   $   532   $   679   $   569   $   594   $    6
  1.82%     1.87%     1.79%     --        --        1.11%     1.23%     1.04%     --        --       1.08%
   1.82      1.87      1.77     1.74%     1.76%      1.11      1.23      1.01     0.99%     0.99%    1.08'D'
   4.23      5.48      7.97      9.11      8.43      4.97      6.27      8.82      9.85      9.30     4.55'D'
    78%       63%       73%       84%      114%       78%       63%       73%       84%      114%      78%
    N/A       N/A   $  0.72*  $  0.86*  $  0.81*      N/A       N/A   $  0.80*  $  0.92*  $  0.89*     N/A
    N/A       N/A      1.83%    --        --          N/A       N/A      1.05%    --        --         N/A
    N/A       N/A      1.80%     1.89%     1.96%      N/A       N/A      1.02%     1.14%     1.19%     N/A


               --------------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is not guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

  * Per share amounts have been calculated using the monthly average shares method.

 **  Amount represents less than $0.01 per share.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.


                    Salomon Brothers Investment Series - 73

                    SHORT/INTERMEDIATE U.S. GOVERNMENT FUND


                                                CLASS A SHARES                                      CLASS B SHARES
                           -----------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------------------------------
                           2003        2002      2001      2000      1999       2003       2002      2001      2000      1999
                           -----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $  10.48   $  10.14   $  9.91   $  9.84   $ 10.28   $  10.52   $  10.18   $  9.95   $  9.85   $ 10.29
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
INCOME (LOSS) FROM
OPERATIONS:
  Net investment income        0.27*      0.36*     0.51*     0.69*     0.54*      0.20*      0.28*     0.49*     0.62*     0.49*
  Net realized and
   unrealized gain (loss)     (0.10)      0.49      0.37      0.06     (0.39)     (0.11)      0.49      0.32      0.07     (0.42)
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Total income from
operations                     0.17       0.85      0.88      0.75      0.15       0.09       0.77      0.81      0.69      0.07
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income       (0.30)     (0.41)    (0.56)    (0.68)    (0.59)     (0.22)     (0.34)    (0.49)    (0.59)    (0.51)
  In excess of net
  investment income                      --        --        --        --                    --        --        --        --
  Net realized gains          --         (0.00)**   (0.09)   --        --         --         (0.00)**   (0.09)   --        --
  Capital                     --         (0.09)    --        --        --         --         (0.09)    --        --        --
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Total Distributions           (0.30)     (0.51)    (0.65)    (0.68)    (0.59)     (0.22)     (0.43)    (0.58)    (0.59)    (0.51)
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
NET ASSET VALUE, END OF
YEAR                       $  10.35   $  10.48   $ 10.14   $  9.91   $  9.84   $  10.39   $  10.52   $ 10.18   $  9.95   $  9.85
                           --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
TOTAL RETURN(1)                1.6%       8.6%      9.1%      7.9%      1.5%       0.9%       7.8%      8.3%      7.2%      0.7%
NET ASSETS, END OF YEAR
(000S)                     $ 49,222   $ 52,165   $17,378   $ 7,773   $ 5,771   $ 42,442   $ 46,100   $22,031   $14,832   $16,109

RATIOS TO AVERAGE NET
ASSETS:
  Total expenses,
  including interest
  expense                      0.80%      0.80%     1.07%     0.96%    --          1.55%      1.56%     1.86%     1.73%    --
  Total expenses,
   excluding interest
   expense (operating
   expenses)(2),(3)            0.80       0.80      0.85      0.84      0.85%      1.55       1.55      1.60      1.60      1.60%
  Net investment income        2.60       3.43      5.28      6.99      5.34       1.87       2.71      4.91      6.34      4.85
PORTFOLIO TURNOVER RATE          86%        14%      176%       51%       96%        86%        14%      176%       51%       96%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income    $   0.24*  $   0.31*  $  0.45*  $  0.62*  $  0.45*  $   0.15*  $   0.23*  $  0.45*  $  0.55*  $  0.40*
  Expense ratio,
  including interest
  expense                      1.14%      1.30%     1.69%    --        --          1.94%      2.04%     2.31%    --        --
  Expense ratio,
   excluding interest
   expense (operating
   expenses)                   1.14       1.30      1.47      1.60%     1.67%      1.94       2.04      2.06      2.37%     2.42%


                  -------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(2) As a result of voluntary expense limitation, expense ratios of Class A Shares, excluding interest expense, will not exceed 0.80%.

(3) As a result of voluntary expense limitation, expense ratios of Class B Shares, excluding interest expense, will not exceed 1.55%.

 * Per share amounts have been calculated using the monthly average shares method.

**  Amount represents less than $0.01 per share.



                    SHORT/INTERMEDIATE U.S. GOVERNMENT FUND


                                                CLASS C SHARES                                    CLASS O SHARES
                           -------------------------------------------------------------------------------------------------

                           -------------------------------------------------------------------------------------------------
                            2003       2002      2001      2000      1999      2003     2002      2001     2000      1999
                           -------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $  10.59   $  10.24   $  9.98   $  9.86   $ 10.28   $10.51   $ 10.16   $ 9.94   $  9.85   $ 10.29
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
INCOME (LOSS) FROM
OPERATIONS:
  Net investment income       0.22*      0.31*     0.48*     0.65*     0.49*    0.29*     0.38*    0.57*     0.72*     0.57*
  Net realized and
   unrealized gain (loss)     (0.10)      0.50      0.37      0.06     (0.40)   (0.10)     0.51     0.33      0.08     (0.40)
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
Total Income From
Operations                     0.12       0.81      0.85      0.71      0.09     0.19      0.89     0.90      0.80      0.17
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income       (0.25)     (0.37)    (0.50)    (0.59)    (0.51)   (0.32)    (0.43)   (0.59)    (0.71)    (0.61)
  Net realized gains          --         (0.00)**   (0.09)   --        --        --       (0.00)**  (0.09)   --        --
  Capital                     --         (0.09)    --        --        --        --       (0.11)    --       --        --
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
Total Distributions           (0.25)     (0.46)    (0.59)    (0.59)    (0.51)   (0.32)    (0.54)   (0.68)    (0.71)    (0.61)
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
NET ASSET VALUE, END OF
YEAR                       $  10.46   $  10.59   $ 10.24   $  9.98   $  9.86   $10.38   $ 10.51   $10.16   $  9.94   $  9.85
                           --------   --------   -------   -------   -------   ------   -------   ------   -------   -------
TOTAL RETURN(1)                1.1%       8.1%      8.7%      7.4%      0.9%     1.9%      9.0%     9.3%      8.5%      1.8%
NET ASSETS, END OF YEAR
(000S)                     $ 44,715   $ 42,025   $15,546   $ 4,193   $ 5,351   $1,257   $ 2,914   $1,016   $   445   $ 3,294

RATIOS TO AVERAGE NET
ASSETS:
  Total expenses,
  including interest
  expense                      1.30%      1.31%     1.55%     1.48%    --        0.55%     0.56%    0.84%     0.72%    --
  Total expenses,
   excluding interest
   expense (operating
   expenses)(2),(3)            1.30       1.30      1.35      1.35      1.37%    0.55      0.55     0.60      0.60      0.60%
  Net investment income        2.08       2.98      4.67      6.61      4.91     2.80      3.68     5.71      7.37      5.65
PORTFOLIO TURNOVER RATE          86%        14%      176%       51%       96%      86%       14%     176%       51%       96%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SaBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income    $   0.18*  $   0.27*  $  0.43*  $  0.58*  $  0.40*  $ 0.33*  $  0.34*  $ 0.52*  $  0.65*  $  0.48*
  Expense ratio,
  including interest
  expense                      1.65%      1.74%     2.00%    --        --        0.87%     0.96%    1.30%    --        --
  Expense ratio,
   excluding interest
   expense (operating
   expenses)                   1.65       1.74      1.80      2.12%     2.20%    0.87      0.96     1.06      1.36%     1.42%


                  -------------------------------------------


(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(2) As a result of voluntary expense limitations, expense ratios of Class C Shares, excluding interest expense, will not exceed 1.30%.

(3) As a result of voluntary expense limitations, expense ratios of Class O Shares, excluding interest expense, will not exceed 0.55%.

 * Per share amounts have been calculated using the monthly average shares method.

**  Amount represents less than $0.01 per share.


                    Salomon Brothers Investment Series - 74

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

            SUPPLEMENT TO SALOMON BROTHERS MUTUAL FUNDS APPLICATION
                                (RETAIL AND IRA)
IN ADDITION TO PRIMARY APPLICATION, ALL FIELDS BELOW MUST BE COMPLETED FOR EACH
                                     OWNER

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT:

THE USA PATRIOT ACT: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account. If you do not provide us with this information, we will not be able to open the account. If we are unable to verify your identity, we reserve the right to close your account or take other steps that we may deem advisable.

1A.) ACCOUNT REGISTRATION

  To be used for the following types of accounts:
     -- Individual/Joint
     -- Uniform Gifts/Transfers to Minors
     -- Corporate/Partnerships/Trusts
     -- Foreign Accounts
     (For corporate/partnership/trust accounts and foreign accounts, refer to reverse for a listing of documents required to establish account)

OWNER 1                Name of Owner or Authorized Signer
                                                           ---------------------
                  Address (P.O. Boxes must be accompanied
                                     by a street address)
                                                           ---------------------
                                    City, State, Zip Code
                                                           ---------------------
                                            Date of Birth
                                                           ---------------------
         Social Security Number/Tax Identification Number
                                                           ---------------------

OWNER 2                Name of Owner or Authorized Signer
                                                           ---------------------
                  Address (P.O. Boxes must be accompanied
                                     by a street address)
                                                           ---------------------
                                    City, State, Zip Code
                                                           ---------------------
                                            Date of Birth
                                                           ---------------------
         Social Security Number/Tax Identification Number
                                                           ---------------------

OWNER 3                Name of Owner or Authorized Signer
                                                           ---------------------
                  Address (P.O. Boxes must be accompanied
                                     by a street address)
                                                           ---------------------
                                    City, State, Zip Code
                                                           ---------------------
                                            Date of Birth
                                                           ---------------------
         Social Security Number/Tax Identification Number
                                                           ---------------------

CORPORATE ACCOUNTS:
A certified copy of the Corporate Resolution with the corporate seal affixed to the document. Certification must be dated within 6 months of our receipt. It must state that the document is a true and complete copy of the original, that the resolution is in full force and effect and that it has not been revoked. The certification must be signed by the secretary of the corporation or by another officer who has not signed the letter of instruction. Please note that an original Medallion Signature Guarantee that is affixed to the document will serve as certification.

PARTNERSHIP ACCOUNTS:
A certified copy of the Partnership Agreement outlining the rules and regulations of a business set up as a partnership. The Partnership Agreement must name the partners authorized to act on behalf of the business (to sell, buy, transfer or assign) and further state how many partners must act at any one time. This document must be certified by an acceptable bank or brokerage firm and should contain language which conveys it is a TRUE AND COMPLETE COPY and is in FULL FORCE AND EFFECT, the date, the name of the financial institution certifying the document, the signature and title of the person certifying on behalf of the financial institution and a signature or medallion guarantee by another officer of the financial institution. Be advised this document must be certified within 60 days prior to our receipt.

TRUST ACCOUNTS:
A CERTIFIED COPY OF THE TRUST AGREEMENT AND/OR AMENDMENT TO THE TRUST AGREEMENT naming the authorized trustee(s). This certification must be dated within 60 days of our receipt.

   Acceptable certification may be obtained from most domestic financial institutions, including domestic banks, domestic trust companies, municipal and government securities dealers and brokers, domestic credit unions, domestic savings associations, members of a domestic national securities exchange, domestic brokers and dealers, registered domestic securities associations, and domestic clearing agencies. CERTIFICATION SHOULD APPEAR ON THE DOCUMENT IN THE FOLLOWING FORMAT:

   'THIS DOCUMENT IS A TRUE AND COMPLETE COPY OF THE ORIGINAL AND IS IN FULL FORCE AND EFFECT.'

       NAME OF BANK OR BROKERAGE FIRM

       BY: ________________________ AUTHORIZED SIGNATURE ______________________
       DATE: ___________________

FOREIGN ACCOUNTS:
Copies of appropriate identification information must be included with the account application in order for the accounts to be established. For identification information, the foreign customer may provide copies of a government issued document that includes a government issued identification number and the country of issuance, such as a Passport, an alien identification card or other government issued document evidencing nationality or residence that bears a photograph.

    Salomon Brothers Investment Series

ACCOUNT APPLICATION                 Please Note: A separate application must
                                                 be used to open an IRA account.
--------------------------------------------------------------------------------

 1. TYPE OF ACCOUNT (Please print)  (Account will not be opened without Taxpayer
                                    I.D. No. or Social Security No.)

[ ] INDIVIDUAL          [ ] JOINT       Social Security No. or Taxpayer I.D. No.

Name
     ------------------------------     ----------------------------------------

Joint Registrant (if any)1,2            Social Security No. or Taxpayer I.D. No.

Name
     ------------------------------     ----------------------------------------

1 Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

2 For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------

[ ] UNIFORM GIFT TO MINORS OR  [ ] UNIFORM TRANSFER TO MINORS (where allowed by law)

Name of Adult Custodian (only one permitted)

Name
     -------------------------------------------

Minor's Date of Birth
                      ----------------------
Name of Minor (only one permitted)                   Minor's Social Security No.
                                                     --------------------------
Name
     ----------------------------------------
                                     (Account will not be opened without
                                      minor's Social Security No.)
 under the                            Uniform Gifts/Transfer to Minors Act.
           ---------------------------
           State of Residence of Minor
--------------------------------------------------------------------------------

[ ] CORPORATION                    [ ] PARTNERSHIP                  Social Security No. or Taxpayer I.D. No.

[ ] TRUST*                         [ ] OTHER                                              -- - - - - - - - -

                                  (Account will not be opened without Taxpayer I.D. No. or Social Security No.)

                                  ----------------------------------------------------------------------------

Name of Corporation, Partnership, or Other

------------------------------------------

______________________________________________________________________________

Name(s) of Trustee(s)
                     ---------------------------------------------------------

* If a Trust, include date of trust instrument and list trustees
  if they are to be named in the registration.      Date of the Trust Agreement

                                                    ---------------------------

-------------------------------------------------------------------------------

 2. MAILING ADDRESS

Street or P.O. Box
                  ------------------------------------------------------------
City                                    State                    Zip
    -----------------------------------      -------------------    ----------

Business Telephone                           Home Telephone
                  --------------------------                ------------------

--------------------------------------------------------------------------------

 3. INVESTMENT INFORMATION

METHOD OF INVESTMENT

[ ] I have enclosed a check for the minimum of $250 per Fund ($50 for UGMA accounts).

[ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.

[ ] I purchased ___ shares of ____ through my broker on ___/___/___.
    Confirm #____

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:








CLASS A  CLASS B  CLASS C  CLASS Y      SALOMON BROTHERS INVESTMENT SERIES              INVESTMENT
---------------------------------------------------------------------------------------------------------

-------  -------  -------    N/A        Balanced Fund                             $______________________

-------  -------  -------  -------      Capital Fund                              $______________________

-------  -------  -------    N/A        Cash Management Fund                      $______________________

-------  -------  -------  -------      High Yield Bond Fund                      $______________________

-------  -------  -------  -------      Investors Value Fund                      $______________________

-------  -------  -------    N/A        Large Cap Growth Fund                     $______________________

-------  -------  -------    N/A        New York Municipal Money Market Fund      $______________________

-------  -------  -------    N/A        Short/Intermediate U.S. Government Fund   $______________________

-------  -------  -------  -------      Small Cap Growth Fund                     $______________________

-------  -------  -------  -------      Strategic Bond Fund                       $______________________

                                                         TOTAL INVESTMENT AMOUNT  $______________________


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)

METHOD OF INVESTMENT

Are you a shareholder in another Salomon Brothers Investment Series
Fund?   [ ] Yes   [ ] No

[ ] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Investment Series Fund accounts (excluding Class B and Class C Shares).

Fund                                          Account No. or Social Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LETTER OF INTENT

[ ] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

[ ] $25,000 [ ] $50,000 [ ] $100,000 [ ] $250,000 [ ] $500,000 [ ] $1,000,000
------------------------------------------------------------------------------

 5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                                CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.       [ ] I wish to reinvest capital gains in the same
                                                             Fund.
[ ] I wish to have dividends paid in cash.               [ ] I wish to have capital gains paid in cash.

The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the __ Fund to the __ Fund.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

 6. AUTOMATIC WITHDRAWAL PLAN

I would like to establish an Automatic Withdrawal in the amount of $_____ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[ ] Monthly         [ ] Quarterly       [ ] Startup Month/Year:________________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Value Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $25 from each Fund.

Please mail checks to:                                  Wire transfers to:
[ ] Address of Record (named in Section 2)              [ ] Bank of Record (named in Section 10)

Name
     -------------------------------------------------------------------------
Address
        ----------------------------------------------------------------------
City                                    State                    Zip
    -----------------------------------      -------------------    ----------

--------------------------------------------------------------------------------








 7. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account (s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------

 8. SYSTEMATIC EXCHANGE PLAN

I would like to exchange shares in my ______________ Fund account, for which no certificates have been issued, to:

$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of_______

--------------------------------------------------------------------------------

 9. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

 10. AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the _______ day of the month for investment:

[ ] Monthly             [ ] Every alternate month         [ ] Other

[ ] Quarterly           [ ] Semianually

No more than one investment will be processed per month.

$ ____________ into the _______________________________________________ Fund
   $25 Minimum

$ ____________ into the _______________________________________________ Fund
   $25 Minimum

$ ____________ into the _______________________________________________ Fund
   $25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

    JOHN DOE                                             000
    123 Main Street
    Anywhere, USA 12345

    ____________________________________________ $

   -----------------------------------------------------------

   --------------------------------   ------------------------

-------------------------------------------------------------------------------
 11. BANK OF RECORD

Please attach a voided check in the space provided in Section 10.

Bank Name
          --------------------------------------------------------------------
Address
        ----------------------------------------------------------------------
City                                    State                    Zip
    -----------------------------------      -------------------    ----------

Bank ABA No.
            ------------------------------------------------------------------

Bank Account No.
                --------------------------------------------------------------

Account Name
             -----------------------------------------------------------------

SIGNATURE AND DEALER INFORMATION
--------------------------------------------------------------------------------

 12. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund (s) in which I (we) am (are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I
(WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING; OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR; (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS, ITEM (2) DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), AND GENERALLY PAYMENTS OTHER THAN INTEREST AND DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ] Nonresident alien [form W-8 attached]   Country of Citizenship
                                                                   ------------

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Authorized signature _____________________ Title ________________ Date _________

Authorized signature _____________________ Title ________________ Date _________

--------------------------------------------------------------------------------

 13. FOR DEALER USE ONLY (Please print)

We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer's Name
              ----------------------------------------------------------------
Main Office Address
                   -----------------------------------------------------------
Dealer Number                Branch #                     Rep #
             ---------------         ---------------------      --------------
Representative's Name
                     ---------------------------------------------------------

Branch Address                                   Telephone No.
              ----------------------------------              ----------------

Authorized Signature of Dealer _______________________  Title ----------------

If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
CUSTOMER SERVICE

For customer service, including account information, transfers and Fund prices, you may call
                                 1-800-446-1013
             between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.






--------------------------------------------------------------------------------

MAILING INSTRUCTIONS

Mail your completed account application and    OR     (for overnight and express mail delivery)
check made payable to Salomon Brothers
Funds to:
SALOMON BROTHERS INVESTMENT SERIES                    SALOMON BROTHERS INVESTMENT SERIES
C/O PFPC                                              C/O PFPC
P.O. BOX 9764                                         101 SABIN STREET
PROVIDENCE, RI 02940 - 9764                           PAWTUCKET, RI 02860

                                                       SBPROAPP 5/00

                                           SIGNATURE CARD
                                          SALOMON BROTHERS
                                        CASH MANAGEMENT FUND
                                NEW YORK MUNICIPAL MONEY MARKET FUND
                               Boston Safe Deposit and Trust Company

ACCOUNT NUMBER
--------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED

--------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S)  --  Individuals must sign as their names appear in account registration

1 ______________________________________________________________________________

2 ______________________________________________________________________________

3 ______________________________________________________________________________

4 ______________________________________________________________________________

[ ] Check if all signatures are required

[ ] Check if only one signature is required             Date ___________________

[ ] Check if combination of signatures is required and specify number and/or individual(s)

                      SUBJECT TO CONDITION ON REVERSE SIDE

  THE PAYMENT OF FUNDS IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON REVERSE SIDE.

  By executing this signature card, I (we) hereby authorize Boston Safe Deposit and Trust Company ('Bank') to honor checks drawn by me (us) on my (our) Account in the Investment Company ('Fund') indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

  If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of 'only one signature is required' has been selected.

  Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until the check has cleared which may take up to 15 days. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

  Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

  I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund's current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS
Annual and Semi-annual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal period.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus. The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.


HOW TO OBTAIN ADDITIONAL INFORMATION
You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting the transfer agent at 1-800-446-1013, calling Salomon Brothers Asset Management at 1-800-SALOMON, writing the funds at 125 Broad Street, New York, NY 10004 or calling your Financial Consultant.


You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http:/www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not reply upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-06087, 811-02667, 811-14025)

125 Broad Street                                               -----------------
New York, New York 10004                                            SALOMON
                                                               -----------------
SAM2095 4/04 126562                                                BROTHERS
                                                               -----------------
www.sbam.com                                                   Asset Management

                                                Filed under Rule 497(c)
                                                File Nos. 33-34423 and 811-06087

[GRAPHIC]

APRIL 29, 2004



PROSPECTUS
AND
APPLICATION


Salomon Brothers Asset Management



Salomon Brothers           International Equity Fund


----------------
    SALOMON                The Securities and Exchange Commission has not
----------------           approved the fund's shares as an investment or
   BROTHERS                determined whether this prospectus is accurate
----------------           or complete. Any statement to the contrary is a
Asset Management           crime.

--------------------------------------------------------------------------------
 CONTENTS



            Fund goals, strategies and risks:...........................    2
            More on the fund's investments..............................    6
            Management..................................................   10
            Choosing a share class to buy...............................   12
            Buying shares and exchanging shares.........................   18
            Redeeming shares............................................   20
            Other things to know about share transactions...............   21
            Dividends, distributions and taxes..........................   23
            Financial highlights........................................   25

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.




                     Salomon Brothers Investment Series - 1

--------------------------------------------------------------------------------

 INTERNATIONAL EQUITY FUND

 INVESTMENT              The fund seeks long-term capital growth. This objective may
 OBJECTIVE               be changed without shareholder approval.
-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests primarily in equity and equity-related
 INVESTMENT              securities of non-U.S. issuers, including issuers in
 STRATEGY                developing countries. Under normal circumstances, the fund invests at least 80% of its assets in these securities and related investments. The fund emphasizes well-established
                         companies with market capitalizations of $750 million or
                         more. Equity and equity-related securities include common
                         stock, securities convertible into common stock, and trust or limited partnership interests as well as securities
                         purchased directly or in the form of sponsored American
                         Depository Receipts, European Depository Receipts or other similar securities representing common stock of non-U.S.
                         issuers. Generally, the fund invests in a number of
                         different countries and, under normal circumstances, the
                         fund invests in companies in at least three foreign markets.
                         The fund may, but is not required to, enter into forward
                         currency transactions to buy or sell currencies at a future date. The fund may enter into these forward currency
                         contracts to:

                          Settle transactions in securities quoted in foreign currencies.

                          Attempt to protect against the economic impact of adverse
                          changes in the value of the U.S. dollar or other currencies.
-------------------------------------------------------------------------------------

 HOW THE                 The fund's subadviser looks for the securities of
 SUBADVISER              well-established companies (typically with capitalizations
 SELECTS THE             of $750 million or more) believed to have superior
 FUND'S                  management teams and histories of above-average revenues and
 INVESTMENTS             earnings growth which appear to be reasonably valued
                         compared to their long-term earnings potential. The
                         subadviser uses fundamental analysis to find companies that it believes have long term growth potential, and looks first at a particular company and then at the country in which the company is located and the industry in which the company
                         participates. The subadviser eliminates stocks that it
                         believes are overpriced relative to a company's financial
                         statements and projections. The subadviser then analyzes
                         each company to find those believed to have superior
                         management teams, solid product lines, strong competitive
                         positioning, attractive cash flows and histories of
                         above-average revenues and earnings growth. The subadviser seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.


                           International Equity Fund
                     Salomon Brothers Investment Series - 2

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:

                          Foreign securities markets decline or perform poorly relative to other types of investments.

                          The U.S. dollar appreciates against foreign currencies.

                          One or more foreign governments impose restrictions on currency conversion or trading.

                          Foreign economies grow at a slower rate than expected or experience a downturn or recession.

                          The subadviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector or
                          stock proves to be incorrect.

                         Investing in foreign issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                          Unavailability of information about foreign issuers or markets due to less rigorous disclosure and accounting standards or regulatory practices.

                          Smaller, less liquid and more volatile markets than U.S.
                          markets. In a changing market, the subadviser may not be
                          able to sell the fund's portfolio securities in amounts and at prices the subadviser considers reasonable.

                          Economic, political and social developments that
                          significantly disrupt financial markets or interfere with
                          the fund's ability to enforce its rights against foreign
                          issuers.

                         The market prices of companies believed to have good
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

THIS SECTION
SUMMARIZES THE
FUND'S PRINCIPAL
INVESTMENT STRATEGIES
AND THE PRINCIPAL
RISKS OF INVESTING.
SEE "MORE ON THE
FUND'S INVESTMENTS"
BEGINNING ON
PAGE 6 OF THIS
PROSPECTUS AND
THE STATEMENT OF
ADDITIONAL
INFORMATION FOR
MORE INFORMATION
ABOUT THE FUND'S
INVESTMENTS AND
THE RISKS OF
INVESTING



                           International Equity Fund
                     Salomon Brothers Investment Series - 3

                                                        [BAR GRAPH]
                                       Calendar years ended      Class A shares
                                            Decmber 31           % Total Return
                                       --------------------      --------------
 PERFORMANCE
 The bar chart indicates the risks of         2000                   (23.14)
 investing in the fund by showing             2001                   (21.67)
 changes in the fund's performance            2002                   (27.26)
 from year to year. Past performance          2003                     7.13
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 16.27% in 4th quarter 2003;
 Lowest: (19.79)% in 3rd quarter
 2001.
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, C
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


-----------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

---------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                                                                             1 Year        Since
                                                                                         Inception*

---------------------------------------------------------------------------------------------------
 Class A
    Return Before Taxes                                                          1.03%    (13.23)%

    Return After Taxes on Distributions                                          1.03%    (13.23)%

    Return After Taxes on Distributions and Sale of Fund                         0.67%    (10.82)%
    Shares

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                                         1.57%    (12.86)%

---------------------------------------------------------------------------------------------------
 Class C**                                                                       5.57%    (12.65)%

 Class O                                                                         6.31%    (12.46%)

---------------------------------------------------------------------------------------------------
 MSCI Europe, Australasia and Far East Index                                    38.59%     (2.27)%

  * The inception date is October 25, 1999.

 ** Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
                                                                                                      COMPARATIVE
                                                                                                      PERFORMANCE
                                                                                                      This table compares the
                                                                                                      before- and after-tax
                                                                                                      average annual total
                                                                                                      returns of the fund's
                                                                                                      Class A shares for the
                                                                                                      periods shown with that
                                                                                                      of the MSCI Europe,
                                                                                                      Australasia and Far
                                                                                                      East Index ('MSCI EAFE
                                                                                                      Index') an unmanaged
                                                                                                      index of common stocks
                                                                                                      of companies located in
                                                                                                      Europe, Australasia and
                                                                                                      the Far East. After-tax
                                                                                                      returns for all other
                                                                                                      classes will vary.
                                                                                                      After-tax returns are
                                                                                                      calculated using the
                                                                                                      highest historical
                                                                                                      individual federal
                                                                                                      marginal income tax
                                                                                                      rates and do not
                                                                                                      reflect the impact of
                                                                                                      state and local taxes.
                                                                                                      Actual after-tax
                                                                                                      returns depend upon an
                                                                                                      individual investor's
                                                                                                      tax situation and may
                                                                                                      differ from those
                                                                                                      shown. After-tax
                                                                                                      returns shown are not
                                                                                                      relevant to investors
                                                                                                      who hold their fund
                                                                                                      shares through tax-
                                                                                                      deferred arrangements
                                                                                                      such as 401(k) plans or
                                                                                                      individual retirement
                                                                                                      accounts. This table
                                                                                                      also compares the
                                                                                                      before-tax average
                                                                                                      annual total returns of
                                                                                                      the other fund classes
                                                                                                      with this index. The
                                                                                                      fund's past
                                                                                                      performance, before and
                                                                                                      after taxes, is not
                                                                                                      necessarily an
                                                                                                      indication of how the
                                                                                                      fund will perform in
                                                                                                      the future.

 FEE TABLE


------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS C   CLASS O
   Maximum sales charge on purchases (as a % of    5.75%*     None      None       None
   offering price)

   Maximum deferred sales charge on redemptions     None     5.00%     1.00%       None
   (as a % of the lower of net asset value at
   purchase or redemption)

------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                 0.90%     0.90%     0.90%      0.90%

------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%       None
   Other expenses                                  2.19%      2.77     2.77%      2.76%

------------------------------------------------------------------------------------------------
   Total annual fund operating expenses            3.34%     4.67%     4.67%      3.66%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund.

                                                                                             Because some of the
                                                                                             fund's expenses were
                                                                                             waived or reimbursed,
                                                                                             actual total operating
                                                                                             expenses for the prior
                                                                                             year were:

                                                                                             Class  A: 1.75%
                                                                                             Class  B: 2.50%
                                                                                             Class  C: 2.50%
                                                                                             Class O: 1.50%

                                                                                             These waivers and/or
                                                                                             reimbursements may be
                                                                                             reduced or terminated
                                                                                             at any time.
--------------------------------------------------------------------------------------------------------------------

 EXAMPLE


------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                              $892    $1,543    $2,216      $3,997

------------------------------------------------------------------------------------------------
 Class B (redemption at end of period)                 968     1,708     2,554       4,358*
 Class B (no redemption)                               468     1,408     2,354       4,358*

------------------------------------------------------------------------------------------------
 Class C (redemption at end of period)                 568     1,408     2,354       4,748
 Class C (no redemption)                               468     1,408     2,354       4,748

------------------------------------------------------------------------------------------------
 Class O                                               368     1,120     1,892       3,915


The example assumes: You invest $10,000 for the period shown

                     You reinvest all distributions and dividends without a sales charge

                     The fund's operating expenses (before fee waivers and/or expense reimbursements, if any)
                     remain the same

                     Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)

                     You redeem your shares at the end of the period (unless otherwise indicated)

 * Assumes conversion to Class A shares approximately seven years after purchase.
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.


                           International Equity Fund
                     Salomon Brothers Investment Series - 5

--------------------------------------------------------------------------------

 MORE ON THE FUND'S INVESTMENTS


 THIS SECTION PROVIDES ADDITIONAL INFORMATION ABOUT THE INVESTMENTS AND RISKS, AND CERTAIN PORTFOLIO MANAGEMENT TECHNIQUES THAT THE FUND MAY USE TO ACHIEVE ITS OBJECTIVE. OF COURSE, THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE
 ITS OBJECTIVE.
--------------------------------------------------------------------------------

 More information about the fund's investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).

 PERCENTAGE LIMITATIONS

 Compliance with any policy or limitation for the fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund's assets or for any other reason.

 CREDIT QUALITY

 Securities are rated by different agencies and if a security receives different ratings from these agencies, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over the counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

 Although the fund invests primarily in securities of issuers organized in at least three countries other than the U.S., the fund may invest up to 15% of its assets in the securities of issuers located in the U.S. The fund emphasizes investments in developed markets, but may also invest up to 15% of its assets in companies located in developing countries. The fund may invest in other securities of non-U.S. issuers which the subadviser believes provide an opportunity for appreciation, such as convertible bonds, preferred stocks and warrants. The fund's long-term convertible investments will carry at least a Baa rating from Moody's Investors Services, Inc. or a BBB rating from Standard & Poor's Ratings Group at the time of purchase or are determined by the subadviser to be of equal quality.



                     Salomon Brothers Investment Series - 6

 EQUITY INVESTMENTS        Equity securities include common stocks traded on an
                           exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.


                           Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company's assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See 'Foreign and emerging markets investments' below for the general risks of foreign investing.

--------------------------------------------------------------------------------


 DEBT OBLIGATIONS          The fund may invest to a limited extent in debt
                           obligations, which are securities used by issuers to
 Generally                 borrow money. Debt obligations include bonds, notes
                           (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

 -------------------------------------------------------------------------------


 SOVEREIGN GOVERNMENT AND  The fund may invest in all types of fixed income
 SUPRANATIONAL DEBT        securities of governmental issuers in all countries,
                           including emerging markets. These sovereign debt securities may include:


                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

                           Sovereign government and supernational debt involve many of the risks described below of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.


                     Salomon Brothers Investment Series - 7

 FOREIGN AND EMERGING      The fund may invest directly in foreign issuers or
 MARKET INVESTMENTS        invest in depositary receipts. Because the value of a
                           depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

                           Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:


                            Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable, or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect non-U.S. securities markets.


                           Funds investing in securities denominated in foreign currencies may engage in forward foreign currency contracts. See 'Derivatives and hedging techniques.'


--------------------------------------------------------------------------------


 DERIVATIVES AND           The fund may, but need not, use derivative contracts,
 HEDGING TECHNIQUES        such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits its use to hedging against the economic impact of adverse changes in the market value of portfolio securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for any of the following purposes:


                            As a substitute for buying or selling securities.

                            To enhance the fund's return as a non-hedging strategy that may be considered speculative.


                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.



                     Salomon Brothers Investment Series - 8

 BORROWING                 The fund may borrow in certain limited circumstances.
                           Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the fund's shares and in the return on the fund's portfolio. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of a fund's shares.


--------------------------------------------------------------------------------


 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


--------------------------------------------------------------------------------


 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial
                           Highlights' section of this prospectus shows the fund's historical portfolio turnover rate. The increase in the fund's portfolio turnover rate for the fiscal year ended December 31, 2003 was a result of unusual asset flows during the period.



                    Salomon Brothers Investment Series - 9

--------------------------------------------------------------------------------
 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. SaBAM was established in 1987 and together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Citigroup Asset Management Limited ('CAM Ltd.'), an affiliate of the manager, is subadviser to the International Equity Fund and team manages the fund's assets under the supervision of the manager. Its principal address is Citigroup Centre, Canada Square, London E14 5LB England. CAM Ltd. is not directly compensated by the fund for its services. For the fiscal year ended December 31, 2003, the manager waived its entire fee for the fund.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

--------------------------------------------------------------------------------


 DISTRIBUTOR               Citigroup Global Markets Inc., a registered
                           broker-dealer and an affiliate of the manager, serves as the distributor for the fund.


--------------------------------------------------------------------------------


 DISTRIBUTION              The fund has adopted Rule 12b-1 distribution plans
 PLANS                     for its Class A, B and C shares. Under each plan, the
                           fund pays distribution and service fees. These fees are an ongoing expense and over time, may cost you more than other types of sales charges.


                           In addition, the distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


                           The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.



                    Salomon Brothers Investment Series - 10

RECENT DEVELOPMENTS

During the period from 1997 - 1999, Citicorp Trust Bank, fsb ('Citicorp Trust'), an affiliate of Citigroup Asset Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. (the fund's transfer agent) in 1999, and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the boards of various CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.


CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

                    Salomon Brothers Investment Series - 11

--------------------------------------------------------------------------------
 CHOOSING A SHARE CLASS TO BUY


 SHARE                   You can choose among three classes of shares: Class A, B or
 CLASSES                 C. If you already own Class O shares of a fund, you may also be eligible to purchase Class O shares of any of the funds.
                         The classes have different sales charges and expenses,
                         allowing you to choose the class that best meets your needs.
                         When choosing which class of shares to buy, you should
                         consider:

                          How much you plan to invest.

                          How long you expect to own the shares.

                          The expenses paid by each class.

                          Whether you qualify for any reduction or waiver of sales charges.


--------------------------------------------------------------------------------

  INVESTMENT             Minimum initial investment amounts vary depending on the
  MINIMUMS               nature of your investment account.


------------------------------------------------------------------------------------------------

                                                                                    ADDITIONAL
                                                              INITIAL INVESTMENT    INVESTMENTS
------------------------------------------------------------------------------------------------
                                                                CLASSES A, B,      CLASSES A, B,
                                                                     C, O              C, O

 General                                                             $250               $50
------------------------------------------------------------------------------------------------

 Individual Retirement Accounts, Self Employed Retirement            $50                $50
 Plans, Uniform Gift to Minor Accounts

 Qualified Retirement Plans                                          $50                $50

------------------------------------------------------------------------------------------------
 Monthly Systematic Automatic Investment or                          $25                $25
 Exchange Plans

 Pre-authorized Check Plan                                           $25                $25

  * The initial minimum investment may be waived for certain omnibus and individual positions held by clients in certain Citigroup affiliated investment programs or group savings or retirement plans.


Qualified Retirement Plans are qualified plans under Section 403(b)(7) or
Section 401(a) of the Internal Revenue Code, including 401(k) plans

------------------------------------------------------------------------------------
 COMPARING              Your Financial Consultant can help you decide which class
 CLASSES                meets your goals. Your Financial Consultant may receive
                        different compensation depending upon which class you
                        choose. Before choosing your share class, you should review the fee table and example at the front of this prospectus
                        carefully. Fees and expenses may vary over time.

                    Salomon Brothers Investment Series - 12

------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A           CLASS B           CLASS C           CLASS O
 KEY FEATURES                                 Initial sales     No initial sales  No initial sales  Only available
                                               charge            charge            charge            to existing
                                              You may qualify   Deferred sales    Deferred sales     Class O
                                               for reduction     charge declines   charge for only   shareholders
                                               or waiver of      over time         1 year           No initial or
                                               initial sales    Converts to       Higher annual      deferred sales
                                               charge            Class A after 7   expenses than     charge
                                              Generally lower    years             Class A          Generally, lower
                                               annual expenses  Higher annual                        annual expenses
                                               than Class B      expenses than                       than Class A, B
                                               and Class C       Class A                             and C
---------------------------------------------------------------------------------------------------------------------
 INITIAL SALES                                5.75% reduced or  None              None              None
 CHARGE                                       waived for large
                                              purchases and
                                              certain
                                              investors. No
                                              charge for
                                              purchases of $1
                                              million or more
---------------------------------------------------------------------------------------------------------------------
 DEFERRED SALES                               1% on purchases   Up to 5.00%       1% if you redeem  None
 CHARGE                                       of $1 million or  charged when you  within 1 year of
                                              more if you       redeem shares.    purchase
                                              redeem within 1   The charge is
                                              year of purchase  reduced over
                                                                time and there
                                                                is no deferred
                                                                sales charge
                                                                after 6 years
---------------------------------------------------------------------------------------------------------------------
 ANNUAL                                       0.25% of average  1.00% of average  1.00% of average  None
 DISTRIBUTION AND                             daily net assets  daily net assets  daily net assets
 SERVICE FEES
 EXCHANGEABLE                                 Class A shares    Class B shares    Class C shares    Class O shares
 INTO                                         of any of the     of any of the     of any of the     of any of the
                                              other Salomon     other Salomon     other Salomon     other Salomon
                                              Brothers funds    Brothers funds    Brothers funds    Brothers funds
                                              or Salomon        or Salomon        or Salomon        or Salomon
                                              Brothers Class A  Brothers Class B  Brothers Class C  Brothers Class O
                                              shares of any of  shares of any of  shares of any of  shares of any of
                                              the SB funds      the SB funds      the SB funds      the SB funds


                    Salomon Brothers Investment Series - 13

----------------------------------------------------------------------------

 CLASS A SHARES


---------------------------------------------------------------------------------------------------------

                                     sales charge as       sales charge as % of  Broker/Dealer Commission
 Amount of investment                % of offering price   net invested amount   as a % of offering price
 Less than $50,000                          5.75%                 6.10%                   5.00%

---------------------------------------------------------------------------------------------------------
 $50,000 but less than $100,000             4.50%                 4.71%                   4.00%
 $100,000 but less than $250,000            4.00%                 4.17%                   3.50%

---------------------------------------------------------------------------------------------------------
 $250,000 but less than $500,000            2.75%                 2.83%                   2.50%
 $500,000 but less than $1 million          2.25%                 2.30%                   2.00%

---------------------------------------------------------------------------------------------------------
 $1 million or more*                     -0-                   -0-                    up to 1.00%**


 * You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge. See the description under 'Class B deferred sales charge' as to how the deferred sales charge is calculated.


** The fund's distributor may pay up to 1.00% to the broker/dealer or other intermediary for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the broker/dealer or other intermediary will also receive the annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the fund's distributor will retain the service fee. Where the broker/dealer or other intermediary does not receive a payment of up to 1.00% from the fund's distributor, the broker/dealer or other intermediary will instead receive the annual service fee starting immediately after purchase. In certain cases, the broker/dealer or other intermediary may receive both a payment of up to 1% from the fund's distributor as well as the annual service fee starting immediately after purchase. Please contact your Financial Consultant or other intermediary for more information.


CLASS A SALES
CHARGE

You buy Class A
shares at the
offering price,
which is the net
asset value plus a
sales charge. You
pay a lower sales
charge if the size of
your investment
increases to certain
levels called
breakpoints. You do
not pay a sales
charge on the
fund's distributions
or dividends that
you reinvest in
additional Class A
shares.


QUALIFYING FOR REDUCED CLASS A SALES CHARGES. There are several ways you can combine multiple purchases of Class A shares of the Salomon Brothers funds or Salomon Brothers shares of SB funds (excluding Class A shares of the Salomon Brothers Cash Management Fund ('Cash Management Fund') or the Salomon Brothers New York Municipal Money Market Fund ('New York Municipal Money Market Fund')) to take advantage of the breakpoints in the sales charge schedule.

In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Financial Consultant or the fund's transfer agent if you have entered into a letter of intent, or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility.


 Accumulation privilege -- lets you add the current value of Class A shares of the Salomon Brothers funds and Salomon Brothers shares of SB funds already owned by you or your spouse and your children under the age of 21 (except for Class A shares of Cash Management Fund and New York Municipal Money Market Fund) to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

 Group purchase -- lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

To learn more
about the
accumulation
privilege, letters of
intent, waivers for
certain investors
and other options
to reduce your
sales charge, ask
your Financial
Consultant or
consult the SAI.

                    Salomon Brothers Investment Series - 14

 Letter of intent -- lets you purchase Class A shares of the Salomon Brothers funds and Salomon Brothers shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares of the Salomon Brothers and/or Salomon Brothers shares of SB funds (excluding Class A shares of the Cash Management Fund and New York Municipal Money Market Fund) previously purchased within a 13-month period and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:

 directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

 employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

 any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.

 participants in certain 'wrap-fee,' or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

 any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

 separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

 non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.

                    Salomon Brothers Investment Series - 15

--------------------------------------------------------------------------------
 CLASS B SHARES


 CLASS B DEFERRED You buy Class B shares at net asset value without paying an
 SALES CHARGE     initial sales charge. However, if you redeem your Class B
                  shares within six years of purchase, you will pay a deferred sales charge. Broker/Dealers selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell.


The deferred sales            CLASS B DEFERRED SALES CHARGE TABLE
charge decreases as     ---------------------------------------------
the number of                                                          DEFERRED SALES CHARGE AS A
years since your                                                         PERCENTAGE OF DOLLAR
purchase increases.     YEAR(S) SINCE PURCHASE ORDER                   AMOUNT SUBJECT TO CHARGE
                        1st year                                                5%
                        greater than 1 year and up to 2 years                   4%
                        greater than 2 years and up to 4 years                  3%
                        greater than 4 years and up to 5 years                  2%
                        greater than 5 years and up to 6 years                  1%
                        greater than 6 years                                    0%

                  CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge.

                  Shares are redeemed in this order:

                   Shares that represent appreciation.

                   Shares representing reinvested distributions and dividends.

                   Other shares that are not subject to the deferred sales charge.

                   Class B shares held longest.

                  Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

                  DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for each share class will generally be waived in connection with:

                   Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

                   Redemptions effected pursuant to each fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.

                   A tax-free return of an excess contribution to any retirement plan.

                   Exchanges.

                   Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI).

                   Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs. Redemption proceeds from other funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).

                   Certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans.

                   Redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

If you want to
learn more about
additional deferred
sales charges and
waivers of deferred
sales charges,
contact your
Financial
Consultant or
consult the SAI.

                    Salomon Brothers Investment Series - 16

                  CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares as set forth in the below chart. This helps you because Class A shares generally have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


                        ---------------------------------------------------------------------------
                        SHARES ISSUED AT INITIAL  SHARES ISSUED ON          SHARES ISSUED UPON
                        PURCHASE                  REINVESTMENT OF           EXCHANGE FROM ANOTHER
                                                  DISTRIBUTIONS AND         FUND
                                                  DIVIDENDS
                        Seven years after the     In same proportion that   On the date the shares
                        date of purchase (for     the number of Class B     originally acquired
                        purposes of calculating   shares converting is to   would have converted
                        the date of conversion    total Class B shares you  into Class A shares
                        all purchases are deemed  own
                        made on the last
                        business day of the
                        month)


                  MONEY MARKET FUNDS. The periods of time that your shares are held in the Cash Management Fund or New York Municipal Money Market Fund are excluded for purposes of determining the holding period for conversion and calculation of the deferred sales charge.

                  PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

--------------------------------------------------------------------------------

 CLASS C SHARES


 You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1%. Broker/Dealers selling Class C shares receive a commission of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them, with such fee starting in the thirteenth month after purchase.

 Effective as of the date of this prospectus, Class 2 shares of the fund were renamed Class C shares.


 PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class C shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

                    Salomon Brothers Investment Series - 17

--------------------------------------------------------------------------------
 CLASS O SHARES


 You can buy Class O shares of a fund only if you currently own Class O shares of that fund or any other fund. There are no initial or deferred sales charges on these shares.


--------------------------------------------------------------------------------
 BUYING SHARES AND EXCHANGING SHARES


 You may purchase shares directly from the fund by opening an account with the fund's transfer agent, PFPC, or you may purchase shares through your broker or other financial intermediary, if the intermediary has entered into an agreement with the fund's distributor. If you purchase and hold the shares through a financial intermediary, that intermediary may have its own procedures relating to purchases, redemptions and exchanges, and may charge you certain fees that are not described here. Please consult your financial intermediary.

 BUYING SHARES     Shares may be initially purchased through PFPC Inc. ('PFPC'
 BY MAIL           or the 'transfer agent') by completing an Account Application and forwarding it to the transfer agent. Shares may also be
 You may make      purchased from selected dealers in accordance with procedures
 subsequent        established by the dealer.
 purchases by
 mail or, if       Subsequent investments may be made by mailing a check to the
 you elect,        transfer agent, along with the detachable stub from your
 by wire           Statement of Account (or a letter providing the account
                   number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. If you redeem shares purchased by check before the check clears, your redemption proceeds may be delayed for up to 15 days.


                   Write the transfer agent at the following address:

                                   [name of fund]
                                   c/o PFPC
                                   P.O. Box 9764
                                   Providence, RI 02940-9764


--------------------------------------------------------------------------------

 BUYING SHARES    Subsequent investments may also be made by wiring funds to the
 BY WIRE          transfer agent. Prior notification by telephone is not
                  required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

                                  PNC Bank
                                  Pittsburgh, PA
                                  ABA No. 031000053
                                  Account No. 8606905097
                                  Attn: [name of fund]
                                  Salomon Brothers Mutual Fund Account Name:
                                  Salomon Brothers Mutual Fund Account Number:

                  To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.


                                                      PURCHASE IS EFFECTIVE
                                    If order and federal funds or
                                    check is received by the fund or
                                    its agent before the close of          On that day
                                    regular trading on the New York
                                    Stock Exchange (normally 4:00
                                    p.m., Eastern time):

 Payment wired in federal           If order and federal funds or check    On the business day following
 funds or check received            is received by the fund or its         receipt
                                    agent after the close of regular
                                    trading on the New York Stock
                                    Exchange (normally 4:00 p.m.,
                                    Eastern time):


                    Salomon Brothers Investment Series - 18

AUTOMATIC         You may authorize the transfer agent to automatically transfer
 INVESTMENT       funds on a periodic basis (monthly, alternative months,
 PLAN             quarterly) from a regular bank account or other financial
                  institution to buy shares of a fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated
                  Clearing House.


                   Amounts transferred must be at least $25 per transfer.

                   If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

                  For more information, contact your Financial Consultant or consult the SAI.

--------------------------------------------------------------------------------


 EXCHANGE         You may exchange shares of the fund for shares of the same
  PRIVILEGE       class of another Salomon Brothers fund or Salomon Brothers shares of an SB fund.


                   Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

                   Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash Management Fund or New York Municipal Money Market Fund unless you acquired the shares of Cash Management Fund or New York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.

                   If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class B shares of Cash Management Fund or New York Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash Management Fund or the New York Municipal Money Market Fund.

                   Generally, if you exchange Class C shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.

                   You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.

--------------------------------------------------------------------------------


 SYSTEMATIC       You may request that shares of any class of the fund be
  EXCHANGE        exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing
                  Application.



                    Salomon Brothers Investment Series - 19

--------------------------------------------------------------------------------
 REDEEMING SHARES


If you hold your shares through a financial intermediary, that intermediary may have its own redemption procedures, and may charge you certain fees that are not described here. Please consult your financial intermediary.


You may redeem some or all of your shares by sending your     REDEMPTIONS BY MAIL
redemption request in proper form to:

              PFPC Inc.
              c/o Salomon Brothers Investment Series
              P.O. Box 9764
              Providence, RI 02940-9764.

 The written request for redemption must be in good order.    Generally, a properly
 This means that you have provided the following information  completed Redemption
 in order to be processed:                                    Form with any required
  Name of the fund                                            signature guarantee is
  Account number                                              all that is required
  Dollar amount or number of shares to redeem                 for a redemption. In
  Signature of each owner exactly as account is registered    some cases, however,
  Other documentation required by the transfer agent          other documents may be
                                                              necessary.
 To be in good order, your request must include a signature
 guarantee if:
  The proceeds of the redemption exceed $50,000
  The proceeds are not paid to the record owner(s) at the
  record address
  The shareholder(s) has had an address change in the past
  45 days
  The shareholder(s) is a corporation, sole proprietor,
  partnership, trust or
  fiduciary

 You can obtain a signature guarantee from most banks,
 dealers, brokers, credit unions and federal savings and
 loans, but not from a notary public.
-------------------------------------------------------------------------------------
 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to the transfer agent at (508) 871-9503.
 If fax redemptions are not available for any reason, you
 may use the fund's redemption by mail procedure described
 above.
-------------------------------------------------------------------------------------
 In all cases, your redemption price is the net asset value   REDEMPTION
 next determined after your request is received in good       PAYMENTS
 order. Redemption proceeds normally will be sent within      Any request that your
 seven days. However, if you recently purchased your shares   redemption proceeds be
 by check, your redemption proceeds may be delayed up to 15   sent to a destination
 days. Your redemption proceeds can be sent by check to your  other than your bank
 address of record or by wire transfer to a bank account      account or address of
 designated on your application.                              record must be in
                                                              writing and must
                                                              include signature
                                                              guarantees
-------------------------------------------------------------------------------------
 You may transmit your redemption request to selected         REDEMPTIONS THROUGH
 dealers with which the distributor has entered into sales    SELECTED DEALERS
 agreements for the purchase of shares of the funds.
 Redemption orders received by these dealers before the New
 York Stock Exchange closes and which are timely transmitted to the transfer agent are effective that day. It is the
 responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a
 fee for executing your order.


                    Salomon Brothers Investment Series - 20

 You may redeem shares by wire in amounts of $500 or more if REDEMPTIONS BY WIRE redemption by wire has been elected on your Account
 Application. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

  Telephone the redemption request to the transfer agent at
  (800) 446-1013
  Mail the request to the transfer agent at the address listed above

 Proceeds of wire redemptions of $500 or more will be wired
 to the bank which is indicated on your Account Application.
 If you wish to wire redemptions to a different account, we
 must receive written instructions from you with a signature guarantee. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note
 that your bank may charge you a fee in connection with
 money by wire.
-------------------------------------------------------------------------------------
 You may redeem shares by telephone unless you have elected   REDEMPTIONS BY
 not to participate in telephone redemptions on your Account  TELEPHONE
 Application, and the proceeds must be mailed to your
 address of record. In addition, you must be able to provide proper identification information. You may not redeem by
 telephone if your address has changed within the past 45
 days or if your shares are in certificate form. Telephone
 redemption requests may be made by calling the transfer
 agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m.,
 Eastern time on any day the New York Stock Exchange is
 open. If telephone redemptions are not available for any
 reason, you may use the fund's regular redemption procedure described above.
-------------------------------------------------------------------------------------
 You can arrange for the automatic redemption of a portion    AUTOMATIC CASH
 of your shares on a monthly or quarterly basis. To qualify,  WITHDRAWAL PLAN you must own shares of the fund with a value of at least
 $10,000 for monthly withdrawals and $5,000 for quarterly
 withdrawals and each automatic redemption must be at least
 $25 if made monthly.


-------------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS


 Small account balances  If your account falls below $500 ($250 in the case of an IRA or self-employed retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500
                         after 30 days, the fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next
                         determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for
                         each class of shares of the fund. The fund calculates its
                         net asset value every day the New York Stock Exchange is
                         open when regular trading closes on the Exchange (normally
                         4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London stock exchange closes, which normally is 12:00 p.m., Eastern time. When market prices or
                         quotations are not readily available, or when the manager
                         believes they are unreliable or that the value of a security has been materially affected by events occurring after a
                         foreign exchange closes, the fund may price those securities using fair value procedures approved by the fund's board.
                         The fund may also use fair value procedures to price
                         securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is
                         calculated. A fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price those same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.


                    Salomon Brothers Investment Series - 21

                         In order to buy, redeem or exchange shares of the fund at
                         that day's price, your order must be placed with the fund or its agent before the New York Stock Exchange closes. If the
                         New York Stock Exchange closes early, you must place your
                         order prior to the actual closing time. Otherwise, you will receive the next business day's price.

                         It is the responsibility of the fund's selling group to
                         transmit all orders to buy, exchange or redeem shares to the fund's transfer agent on a timely basis.
-------------------------------------------------------------------------------------
                         The fund has the right to:

                          Suspend the offering of shares.
                          Change or terminate shareholder programs.
                          Waive or change minimum and additional investment amounts.
                          Reject any purchase or exchange order.
                          Change, revoke or suspend the exchange privilege.
                          Suspend telephone transactions.
                          Suspend or postpone redemptions of shares on any day when
                          trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange
                          Commission.
-------------------------------------------------------------------------------------
 Redemptions in kind     The fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.


                    Salomon Brothers Investment Series - 22

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


 The fund normally pays dividends and distributes capital gains, if any, annually.


DIVIDENDS
AND
DISTRIBUTIONS

Annual distributions
of income and capital
gains normally take
place at the end of
the year in which the
income or gain is
realized or the
beginning of the next
year.

                    Salomon Brothers Investment Series - 23

The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

--------------------------------------------------------------------------------
The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as the result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

---------------------------------------------------------------------------------------
 TRANSACTION                            FEDERAL TAX STATUS

 Redemption or exchange of shares       Usually capital gain or loss; long-term only if
                                        shares owned more than one year
---------------------------------------------------------------------------------------
 Distributions of net capital gain      Long-term capital gain
 (excess of net long-term capital gain
 over net short-term capital loss)

 Distributions of qualified dividend    Qualified dividend income
 income
---------------------------------------------------------------------------------------
 Other ordinary dividends (including    Ordinary income
 distributions of net short-term
 capital gain)


TAXES

In general, redeeming
shares, exchanging
shares and receiving
distributions (whether
in cash or additional
shares) are all taxable
events.


Distributions of net capital gain (i.e. the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, a fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on taxable dividends and other payments that are subject to such withholding. In addition, if you do not provide a fund with certain certifications (including, if you are a U.S. citizen or resident, your taxpayer identification number), you will be subject to backup withholding on your distributions, dividends and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on foreign shareholders.


                    Salomon Brothers Investment Series - 24

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of the fund for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent auditors, whose report on the financial statements containing such information, is included in the annual report (available upon request).

 Effective as of the date of the prospectus, Class 2 shares were renamed Class C shares.


                    Salomon Brothers Investment Series - 25

                           INTERNATIONAL EQUITY FUND


                                            CLASS A SHARES                                    CLASS B SHARES
                            -------------------------------------------------------------------------------------------------
                             2003      2002      2001      2000     1999(1)    2003      2002       2001      2000    1999(1)
                            -------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR           $  5.47   $  7.52   $  9.60   $ 12.49   $ 10.00   $  5.33   $  7.38   $   9.51   $12.47   $10.00
                            -------   -------   -------   -------   -------   -------   -------   --------   ------   ------
INCOME (LOSS) FROM
OPERATIONS:
      Net investment
       income (loss)(2)        0.04     (0.01)    (0.00)#   (0.04)    (0.03)    (0.00)#   (0.06)     (0.07)   (0.13)   (0.04)
      Net realized and
       unrealized gain
       (loss)                  0.35     (2.04)    (2.08)    (2.85)     2.52      0.35     (1.99)     (2.06)   (2.83)    2.51
                            -------   -------   -------   -------   -------   -------   -------   --------   ------   ------
Total Income (Loss) From
Operations                     0.39     (2.05)    (2.08)    (2.89)     2.49      0.35     (2.05)     (2.13)   (2.96)    2.47
                            -------   -------   -------   -------   -------   -------   -------   --------   ------   ------
NET ASSET VALUE, END OF
YEAR                        $  5.86   $  5.47   $  7.52   $  9.60   $ 12.49   $  5.68   $  5.33   $   7.38   $ 9.51   $12.47
                            -------   -------   -------   -------   -------   -------   -------   --------   ------   ------
                            -------   -------   -------   -------   -------   -------   -------   --------   ------   ------
TOTAL RETURN(3)                7.1%   (27.3)%   (21.7)%   (23.1)%    24.9%'DD'   6.6%   (27.8)%    (22.4)%   (23.7)%   24.7%'DD'
NET ASSETS, END OF YEAR
(000S)                      $ 2,946   $ 4,361   $ 4,770   $12,472   $ 2,538   $ 1,446   $ 1,727   $  3,040   $4,685   $3,863
RATIOS TO AVERAGE NET
ASSETS:
      Expenses                1.75%     1.75%     1.75%     1.75%     1.75%'D'   2.50%    2.50%      2.50%    2.50%    2.50%'D'
      Net investment
       income (loss)           0.72    (0.10)    (0.01)    (0.41)    (1.39)'D'   (0.08)  (0.88)     (0.83)    (1.19)   (2.30)'D'
PORTFOLIO TURNOVER RATE        753%       13%       16%        1%        1%      753%       13%        16%       1%       1%
Before applicable waiver
of management
 fee and expenses
absorbed by SaBAM,
 net investment income
(loss) per share
 and expense ratios would
have been:
   Net investment income
    (loss) per share(2)     $ (0.04)  $ (0.10)  $ (0.02)  $ (0.08)  $ (0.08)  $ (0.11)  $ (0.13)  $  (0.12)  $(0.17)  $(0.09)
 Expense ratio                3.34%     3.17%     1.90%     2.10%     4.36%'D'   4.67%    3.75%      3.12%    2.85%    5.11%'D'



               --------------------------------------------------

  (1) For the period from October 25, 1999 (inception date) to December 31,
      1999.
  (2) Per share amounts have been calculated using the average shares method.
  (3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results.
      In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
      # Amount represents less than $0.01 per share.
 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
  'D' Annualized.




                    Salomon Brothers Investment Series - 26

                           INTERNATIONAL EQUITY FUND


                CLASS C SHARES                                    CLASS O SHARES
------------------------------------------------------------------------------------------------
 2003      2002      2001      2000     1999(1)    2003     2002      2001      2000     1999(1)
------------------------------------------------------------------------------------------------
   5.33      7.38      9.50     12.46     10.00     5.39      7.39      9.62     12.49     10.00
-------   -------   -------   -------   -------   ------   -------   -------   -------   -------
  (0.01)    (0.06)    (0.07)    (0.13)   (0.04)     0.02      0.01      0.04     (0.02)    (0.02)
   0.36     (1.99)    (2.05)    (2.83)    2.50      0.32     (2.01)    (2.27)    (2.85)     2.51
-------   -------   -------   -------   -------   ------   -------   -------   -------   -------
   0.35     (2.05)    (2.12)    (2.96)    2.46      0.34     (2.00)    (2.23)    (2.87)     2.49
-------   -------   -------   -------   -------   ------   -------   -------   -------   -------
$  5.68   $  5.33   $  7.38   $  9.50   $12.46    $ 5.73   $  5.39   $  7.39   $  9.62   $ 12.49
-------   -------   -------   -------   -------   ------   -------   -------   -------   -------
-------   -------   -------   -------   -------   ------   -------   -------   -------   -------
   6.6%   (27.8)%   (22.3)%   (23.8)%    24.6%'DD'  6.3%   (27.1)%   (23.2)%   (23.0)%     24.9%'DD'
$ 1,198   $ 1,450   $ 2,576   $ 4,384   $2,441    $   29   $    18   $    24   $ 1,012   $ 1,262
  2.50%     2.50%     2.50%     2.50%    2.50%'D'  1.50%     1.50%     1.50%     1.50%     1.50%'D'
 (0.16)    (0.88)    (0.78)    (1.15)    (2.13)'D'  0.45      0.10      0.41    (0.22)    (0.83)'D'
   753%       13%       16%        1%        1%     753%       13%       16%        1%        1%
$ (0.12)  $ (0.13)  $ (0.11)  $ (0.17)  $(0.09)   $(0.07)  $ (0.08)  $  0.02   $ (0.06)  $ (0.07)
  4.67%     3.75%     2.98%     2.85%    5.09%'D'  3.66%     2.93%     1.64%     1.85%     4.05%'D'


               --------------------------------------------------

 (1) For the period from October 25, 1999 (inception date) to December 31, 1999.
 (2) Per share amounts have been calculated using the average shares method.
 (3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
     # Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.




                    Salomon Brothers Investment Series - 27

[SALOMON BROTHERS MUTUAL FUNDS LOGO]


            SUPPLEMENT TO SALOMON BROTHERS MUTUAL FUNDS APPLICATION
                                (RETAIL AND IRA)
IN ADDITION TO PRIMARY APPLICATION, ALL FIELDS BELOW MUST BE COMPLETED FOR EACH
                                     OWNER

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT:

THE USA PATRIOT ACT: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account. If you do not provide us with this information, we will not be able to open the account. If we are unable to verify your identity, we reserve the right to close your account or take other steps that we may deem advisable.

1A.) ACCOUNT REGISTRATION

  To be used for the following types of accounts:
     -- Individual/Joint
     -- Uniform Gifts/Transfers to Minors
     -- Corporate/Partnerships/Trusts
     -- Foreign Accounts
     (For corporate/partnership/trust accounts and foreign accounts, refer to reverse for a listing of documents required to establish account)

OWNER 1                Name of Owner or Authorized Signer
                                                           ---------------------
                  Address (P.O. Boxes must be accompanied
                                     by a street address)
                                                           ---------------------
                                    City, State, Zip Code
                                                           ---------------------
                                            Date of Birth
                                                           ---------------------
         Social Security Number/Tax Identification Number
                                                           ---------------------

OWNER 2                Name of Owner or Authorized Signer
                                                           ---------------------
                  Address (P.O. Boxes must be accompanied
                                     by a street address)
                                                           ---------------------
                                    City, State, Zip Code
                                                           ---------------------
                                            Date of Birth
                                                           ---------------------
         Social Security Number/Tax Identification Number
                                                           ---------------------

OWNER 3                Name of Owner or Authorized Signer
                                                           ---------------------
                  Address (P.O. Boxes must be accompanied
                                     by a street address)
                                                           ---------------------
                                    City, State, Zip Code
                                                           ---------------------
                                            Date of Birth
                                                           ---------------------
         Social Security Number/Tax Identification Number
                                                           ---------------------

CORPORATE ACCOUNTS:
A certified copy of the Corporate Resolution with the corporate seal affixed to the document. Certification must be dated within 6 months of our receipt. It must state that the document is a true and complete copy of the original, that the resolution is in full force and effect and that it has not been revoked. The certification must be signed by the secretary of the corporation or by another officer who has not signed the letter of instruction. Please note that an original Medallion Signature Guarantee that is affixed to the document will serve as certification.

PARTNERSHIP ACCOUNTS:
A certified copy of the Partnership Agreement outlining the rules and regulations of a business set up as a partnership. The Partnership Agreement must name the partners authorized to act on behalf of the business (to sell, buy, transfer or assign) and further state how many partners must act at any one time. This document must be certified by an acceptable bank or brokerage firm and should contain language which conveys it is a TRUE AND COMPLETE COPY and is in FULL FORCE AND EFFECT, the date, the name of the financial institution certifying the document, the signature and title of the person certifying on behalf of the financial institution and a signature or medallion guarantee by another officer of the financial institution. Be advised this document must be certified within 60 days prior to our receipt.

TRUST ACCOUNTS:
A CERTIFIED COPY OF THE TRUST AGREEMENT AND/OR AMENDMENT TO THE TRUST AGREEMENT naming the authorized trustee(s). This certification must be dated within 60 days of our receipt.

   Acceptable certification may be obtained from most domestic financial institutions, including domestic banks, domestic trust companies, municipal and government securities dealers and brokers, domestic credit unions, domestic savings associations, members of a domestic national securities exchange, domestic brokers and dealers, registered domestic securities associations, and domestic clearing agencies. CERTIFICATION SHOULD APPEAR ON THE DOCUMENT IN THE FOLLOWING FORMAT:

   'THIS DOCUMENT IS A TRUE AND COMPLETE COPY OF THE ORIGINAL AND IS IN FULL FORCE AND EFFECT.'

       NAME OF BANK OR BROKERAGE FIRM

       BY: ________________________ AUTHORIZED SIGNATURE ______________________
       DATE: ___________________

FOREIGN ACCOUNTS:
Copies of appropriate identification information must be included with the account application in order for the accounts to be established. For identification information, the foreign customer may provide copies of a government issued document that includes a government issued identification number and the country of issuance, such as a Passport, an alien identification card or other government issued document evidencing nationality or residence that bears a photograph.

    Salomon Brothers Investment Series

ACCOUNT APPLICATION                 Please Note: A separate application must
                                                 be used to open an IRA account.
--------------------------------------------------------------------------------

 1. TYPE OF ACCOUNT (Please print)  (Account will not be opened without Taxpayer
                                    I.D. No. or Social Security No.)

[ ] INDIVIDUAL          [ ] JOINT       Social Security No. or Taxpayer I.D. No.

Name
     ------------------------------     ----------------------------------------

Joint Registrant (if any)1,2            Social Security No. or Taxpayer I.D. No.

Name
     ------------------------------     ----------------------------------------

1 Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

2 For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------

[ ] UNIFORM GIFT TO MINORS OR  [ ] UNIFORM TRANSFER TO MINORS (where allowed by law)

Name of Adult Custodian (only one permitted)

Name
     -------------------------------------------

Minor's Date of Birth
                      ----------------------
Name of Minor (only one permitted)                   Minor's Social Security No.
                                                     --------------------------
Name
     ----------------------------------------
                                     (Account will not be opened without
                                      minor's Social Security No.)
 under the                            Uniform Gifts/Transfer to Minors Act.
           ---------------------------
           State of Residence of Minor
--------------------------------------------------------------------------------

[ ] CORPORATION                    [ ] PARTNERSHIP                  Social Security No. or Taxpayer I.D. No.

[ ] TRUST*                         [ ] OTHER                                              -- - - - - - - - -

                                  (Account will not be opened without Taxpayer I.D. No. or Social Security No.)

                                  ----------------------------------------------------------------------------

Name of Corporation, Partnership, or Other

------------------------------------------

______________________________________________________________________________

Name(s) of Trustee(s)
                     ---------------------------------------------------------

* If a Trust, include date of trust instrument and list trustees
  if they are to be named in the registration.      Date of the Trust Agreement

                                                    ---------------------------

-------------------------------------------------------------------------------

 2. MAILING ADDRESS

Street or P.O. Box
                  ------------------------------------------------------------
City                                    State                    Zip
    -----------------------------------      -------------------    ----------

Business Telephone                           Home Telephone
                  --------------------------                ------------------

--------------------------------------------------------------------------------

 3. INVESTMENT INFORMATION

METHOD OF INVESTMENT

[ ] I have enclosed a check for the minimum of $250 per Fund ($50 for UGMA accounts).

[ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.

[ ] I purchased ___ shares of ____ through my broker on ___/___/___.
    Confirm #____

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:




CLASS A  CLASS B  CLASS C  CLASS Y      SALOMON BROTHERS INVESTMENT SERIES              INVESTMENT
---------------------------------------------------------------------------------------------------------

-------  -------  -------  -------      All Cap Value Fund                        $______________________

-------  -------  -------    N/A        Balanced Fund                             $______________________

-------  -------  -------    N/A        California Tax Free Bond Fund             $______________________

-------  -------  -------  -------      Capital Fund                              $______________________

-------  -------  -------    N/A        Cash Management Fund                      $______________________

-------  -------  -------  -------      High Yield Bond Fund                      $______________________

-------  -------  -------  -------      Investors Value Fund                      $______________________

-------  -------  -------    N/A        Large Cap Growth Fund                     $______________________

-------  -------  -------    N/A        Mid Cap Fund                              $______________________

-------  -------  -------    N/A        National Tax Free Bond Fund               $______________________

-------  -------  -------    N/A        New York Municipal Money Market Fund      $______________________

-------  -------  -------    N/A        New York Tax Free Bond Fund               $______________________

-------  -------  -------    N/A        Short/Intermediate U.S. Government Fund   $______________________

-------  -------  -------  -------      Small Cap Growth Fund                     $______________________

-------  -------  -------  -------      Strategic Bond Fund                       $______________________

                                                         TOTAL INVESTMENT AMOUNT  $______________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)

METHOD OF INVESTMENT

Are you a shareholder in another Salomon Brothers Investment Series
Fund?   [ ] Yes   [ ] No

[ ] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Investment Series Fund accounts (excluding Class B and Class C Shares).

Fund                                          Account No. or Social Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LETTER OF INTENT

[ ] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

[ ] $25,000 [ ] $50,000 [ ] $100,000 [ ] $250,000 [ ] $500,000 [ ] $1,000,000
------------------------------------------------------------------------------

 5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                                CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.       [ ] I wish to reinvest capital gains in the same
                                                             Fund.
[ ] I wish to have dividends paid in cash.               [ ] I wish to have capital gains paid in cash.

The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the __ Fund to the __ Fund.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

 6. AUTOMATIC WITHDRAWAL PLAN

I would like to establish an Automatic Withdrawal in the amount of $_____ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[ ] Monthly         [ ] Quarterly       [ ] Startup Month/Year:________________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Value Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $25 from each Fund.

Please mail checks to:                                  Wire transfers to:
[ ] Address of Record (named in Section 2)              [ ] Bank of Record (named in Section 10)

Name
     -------------------------------------------------------------------------
Address
        ----------------------------------------------------------------------
City                                    State                    Zip
    -----------------------------------      -------------------    ----------

--------------------------------------------------------------------------------




 7. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account (s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------

 8. SYSTEMATIC EXCHANGE PLAN

I would like to exchange shares in my ______________ Fund account, for which no certificates have been issued, to:

$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of_______

--------------------------------------------------------------------------------

 9. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

 10. AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the _______ day of the month for investment:

[ ] Monthly             [ ] Every alternate month         [ ] Other

[ ] Quarterly           [ ] Semianually

No more than one investment will be processed per month.

$ ____________ into the _______________________________________________ Fund
   $25 Minimum

$ ____________ into the _______________________________________________ Fund
   $25 Minimum

$ ____________ into the _______________________________________________ Fund
   $25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

    JOHN DOE                                             000
    123 Main Street
    Anywhere, USA 12345

    ____________________________________________ $

   -----------------------------------------------------------

   --------------------------------   ------------------------

-------------------------------------------------------------------------------
 11. BANK OF RECORD

Please attach a voided check in the space provided in Section 10.

Bank Name
          --------------------------------------------------------------------
Address
        ----------------------------------------------------------------------
City                                    State                    Zip
    -----------------------------------      -------------------    ----------

Bank ABA No.
            ------------------------------------------------------------------

Bank Account No.
                --------------------------------------------------------------

Account Name
             -----------------------------------------------------------------

SIGNATURE AND DEALER INFORMATION
--------------------------------------------------------------------------------

 12. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund (s) in which I (we) am (are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I
(WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING; OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR; (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS, ITEM (2) DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), AND GENERALLY PAYMENTS OTHER THAN INTEREST AND DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ] Nonresident alien [form W-8 attached]   Country of Citizenship
                                                                   ------------

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Authorized signature _____________________ Title ________________ Date _________

Authorized signature _____________________ Title ________________ Date _________

--------------------------------------------------------------------------------

 13. FOR DEALER USE ONLY (Please print)

We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer's Name
              ----------------------------------------------------------------
Main Office Address
                   -----------------------------------------------------------
Dealer Number                Branch #                     Rep #
             ---------------         ---------------------      --------------
Representative's Name
                     ---------------------------------------------------------

Branch Address                                   Telephone No.
              ----------------------------------              ----------------

Authorized Signature of Dealer _______________________  Title ----------------

If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
CUSTOMER SERVICE

For customer service, including account information, transfers and Fund prices, you may call
                                 1-800-446-1013
             between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.



--------------------------------------------------------------------------------
MAILING INSTRUCTIONS

Mail your completed account application and    OR     (for overnight and express mail delivery)
check made payable to Salomon Brothers
Funds to:
SALOMON BROTHERS INVESTMENT SERIES                    SALOMON BROTHERS INVESTMENT SERIES
C/O PFPC                                              C/O PFPC
P.O. BOX 9764                                         101 SABIN STREET
PROVIDENCE, RI 02940 - 9764                           PAWTUCKET, RI 02860

                                                       SBPROAPP 5/00

ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS

Annual and Semi-annual reports to share holders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal period. The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting the transfer agent at 1-800-446-1013, calling Salomon Brothers Asset Management at 1-800-SALOMON, writing the funds at 125 Broad Street, New York, NY 10004 or calling your Financial Consultant.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's
Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not reply upon that information. Neither the funds nor the distributor is offering to sell shares of of the funds to any person to whom the funds may not lawfully sell their shares.


(Investment Company Act file no. 811-06087)


125 Broad Street                                          ---------------
New York, New York 10004                                      SALOMON
                                                          ---------------
SAM2095  4/04  126562                                         BROTHERS
                                                          ---------------
www.sbam.com                                              Asset Management

                                               Filed under Rule 497(c)
                                               File Nos. 33-34423 and 811-06087

                                 April 29, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES

                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                  800-725-6666

Salomon Brothers Institutional Investment Series consists of:

   Salomon Brothers Institutional Emerging Markets Debt Fund (the 'Emerging Markets Debt Fund');

   Salomon Brothers Institutional High Yield Bond Fund (the 'High Yield Bond Fund'); and

   Salomon Brothers Institutional Money Market Fund (the 'Money Market Fund') (each, a 'fund' and collectively, the 'funds').

This Statement of Additional Information ('SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by the funds' current Prospectus dated April 29, 2004, as supplemented from time to time (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the funds at the address, or by calling the toll-free telephone number, listed above.

                                    CONTENTS

Investment Objectives and Policies..........................    2
Risk Factors................................................   21
Investment Limitations......................................   31
Portfolio Turnover..........................................   34
Portfolio Transactions......................................   35
Purchase, Redemption and Exchange of Shares.................   37
Directors and Officers......................................   41
Investment Manager..........................................   46
Net Asset Value.............................................   49
Taxes.......................................................   50
Other Information about the Funds...........................   55
Appendix A -- Description of Ratings........................  A-1
Appendix B -- Proxy Voting Policies and Procedures..........  B-1

                       INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the funds' investment objectives and strategies they employ to achieve those objectives. Each of the funds, except the Money Market Fund, is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc., an open-end investment company incorporated in Maryland on January 19, 1996 ('Institutional Series Funds'). The Money Market Fund is a no-load investment portfolio of Salomon Brothers Series Funds Inc., an open-end investment company incorporated in Maryland on April 17, 1990 ('Series Funds'). The Emerging Markets Debt Fund is a non-diversified portfolio and the other funds are diversified portfolios. Institutional Series Funds and Series Funds are, individually a 'Company,' and collectively, the 'Companies.' The discussion below supplements the information set forth in the Prospectus under 'Fund goals, strategies and risks.' References herein to the investment manager mean Salomon Brothers Asset Management Inc ('SaBAM').

EMERGING MARKETS DEBT FUND

General. The Emerging Markets Debt Fund's investment objective is to maximize total return. The fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure outstanding debt of such issuers. If the Fund were to change its investment policy as to investing in 80% of its assets in debt securities of government, government-related, corporate issuers in emerging market countries and related instruments, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change. An 'emerging market country' is any country considered to be an emerging market country by the World Bank at the time of investment. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.



In selecting emerging market country debt securities for investment, SaBAM will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the fund expects to expand and further diversify the emerging market countries in which it invests. While the fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the fund's assets will be invested in issuers in at least three emerging market countries.

Emerging Market Countries. Emerging Markets Debt Fund expects that its investments in emerging market country debt securities will be made primarily, but not exclusively, in some or all of the following emerging market countries:

Algeria
Argentina
Azerbaijan
Brazil
Bulgaria
Chile
China
Colombia
Costa Rica
Croatia
Czech Republic
Dominican Republic
Ecuador
Egypt
Estonia
Ghana
Greece
Hong Kong
Hungary
India
Indonesia
Israel
Ivory Coast
Jamaica
Jordan
Kazakhstan
Kenya
Korea
Latvia
Lebanon
Lithuania
Malaysia
Mexico
Moldova
Morocco
Nicaragua
Nigeria
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Romania
Russia
Saudi Arabia
Singapore
Slovakia
Slovenia
South Africa
Taiwan
Thailand
Trinidad & Tobago
Tunisia
Turkey
Turkmenistan
Ukraine
Uruguay
Uzbekistan
Venezuela
Vietnam
Yugoslavia
Zaire
Zimbabwe

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Emerging Market Country Debt Securities. Emerging market country debt securities in which Emerging Markets Debt Fund may invest are U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. The fund is subject to no restrictions on the maturities of the emerging market country debt securities in which it will invest and such maturities may range from overnight to thirty years. There is no limit on the percentage of the fund's assets that may be invested in non-U.S. dollar denominated securities and a substantial portion of the fund's assets may be invested in non-U.S. dollar denominated securities. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The fund may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The fund's investments in government, government-related and restructured debt securities will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions);
(ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and
(iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be 'investment companies' as defined in the Investment Company Act of 1940 (the '1940 Act'). As a result, the fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. In addition to the risks of investing in emerging market country debt securities, the Fund's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The fund may have limited recourse in the event of default on such debt instruments.

Emerging Markets Debt Fund's investments in debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies organized under the laws of an emerging market country.

Equity Investments. Emerging Markets Debt Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with the fund's objective. The fund will generally, but not exclusively, hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SaBAM, such purchase is appropriate.

Other Investments. In order to maintain liquidity, Emerging Markets Debt Fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by

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companies with similar securities outstanding that are rated 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SaBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and
(4) repurchase agreements (as discussed below) with respect to securities in which the fund may invest.


HIGH YIELD BOND FUND


General. High Yield Bond Fund's investment objective is to maximize total return. The Fund intends to invest, under normal market conditions, at least 80% of its total assets in non-investment grade fixed-income securities, (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and other obligations and preferred stock). The lower-rated bonds in which the fund will invest are commonly referred to as 'junk bonds.' If the Fund were to change its investment policy as to investing in 80% of its assets in high yield fixed-income securities and related instruments, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.



The debt obligations in which the fund will invest generally will be rated, at the time of investment, 'Ba' or 'B' or lower by Moody's Investors Service ('Moody's') or 'BB' or 'B' or lower by Standard & Poor's Ratings Group ('S&P'), or determined by SaBAM to be of comparable quality. Debt securities rated by both Moody's and S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. The fund is not required to dispose of a debt security if its credit rating or credit quality declines. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings. An investment in High Yield Bond Fund should not be considered as a complete investment program.



High Yield Bond Fund will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the fund's portfolio from time to time, depending on SaBAM's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

Foreign Securities. High Yield Bond Fund may invest up to 10% of its total assets in securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country. The foreign securities in which High Yield Bond Fund may invest, all or a portion of which may be non-U.S. dollar denominated, include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds;
(b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) U.S. corporate issuers. There is no minimum rating criteria for the fund's investments in such securities.

Equity Investments. High Yield Bond Fund may invest up to 10% of its total assets in either: (1) equipment lease certificates, equipment trust certificates and conditional sales contracts; or (2) limited partnership interests. The fund may invest up to 100% of its total assets in preferred stock. The fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SaBAM, such purchase is appropriate.


Other Investments. In order to maintain liquidity, the fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations

                                       4






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issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SaBAM;
(3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements.


MONEY MARKET FUND


General. Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund will limit its portfolio investments to securities that are determined by SaBAM to present minimal credit risks pursuant to guidelines established by the fund's Board of Directors and which are 'Eligible Securities' at the time of acquisition by the fund. The term 'Eligible Securities' includes:
(i) securities rated in one of the two highest short-term rating categories by:
(a) any two nationally recognized statistical rating organizations ('NRSROs') that have issued a rating with respect to a security or class of debt obligations of an issuer; or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security (together, 'Requisite NRSROs'), (ii) securities of issuers that have received such ratings with respect to other short-term debt securities comparable in priority and security and (iii) comparable unrated securities. The fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ('Second Tier Securities') and may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

Money Market Fund may also invest in the following types of securities:

Repurchase Agreements
U.S. Government Securities
Bank Obligations
Corporate Debt
Floating and Variable Rate Securities
Variable Amount Master Demand Notes
Asset-Backed Securities
Municipal Obligations

                            FIXED INCOME SECURITIES

U.S. GOVERNMENT SECURITIES (EACH FUND)

Money Market Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The fund will invest in such obligations only where SaBAM is satisfied that the credit risk with respect to the issuer is minimal.

ASSET-BACKED SECURITIES (EACH FUND)

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest

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may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

FLOATING AND VARIABLE RATE INSTRUMENTS (EACH FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may each invest in floating and variable rate obligations. Money Market Fund may invest in floating and variable rate instruments with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days.

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SaBAM or the applicable sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Demand Instruments. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as 'not readily marketable' for such purpose.

A fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund's custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero

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coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

LOAN PARTICIPATIONS AND ASSIGNMENTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SaBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES (EACH FUND)

A fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

MUNICIPAL OBLIGATIONS (MONEY MARKET FUND)

Money Market Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the fund may invest. Municipal obligations are debt securities, the interest from which is, in the opinion of bond counsel to their issuer, excluded from gross income for regular Federal income tax purposes. Municipal obligations include 'public purpose' obligations, which generate interest that is exempt from regular Federal income tax and for individual taxpayers, is not subject to the alternative minimum tax. Municipal obligations also include qualified 'private activity bonds' which generate interest that is exempt from regular Federal income tax but that is subject to the alternative minimum tax. Variations exist in the security of municipal obligations, both within a particular classification and between classifications.

BRADY BONDS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Plan debt restructurings have been implemented in a number of countries,

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including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican
Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the 'residual risk').

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

STRUCTURED INVESTMENTS (EMERGING MARKETS DEBT FUND)

Included among the issuers of emerging market country debt securities in which Emerging Markets Debt Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds, and the issuance by that entity of one or more classes of securities ('Structured Investments') backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which Emerging Markets Debt Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Emerging Markets Debt Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing. See 'Risk Factors.'

1940 Act Limitations. Certain issuers of Structured Investments may be deemed to be 'investment companies' as defined in the 1940 Act. As a result, the fund's investment in these Structured

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Investments may be limited by the restrictions contained in the 1940 Act described under 'Other Investment Companies.' Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

RULE 144A SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may each purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains sufficient oversight. The Board of Directors of Institutional Series Funds and Series Funds have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, each fund's Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each fund's Board of Directors periodically reviews fund purchases and sales of Rule 144A securities.

VARIABLE AMOUNT MASTER DEMAND NOTES (MONEY MARKET FUND)

A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

BANK OBLIGATIONS (EACH FUND)

Bank obligations that may be purchased by a fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations.

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                               EQUITY INVESTMENTS

COMMON STOCK (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

WARRANTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Emerging Markets Debt Fund and High Yield Bond Fund may each invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

OTHER INVESTMENT COMPANIES (EACH FUND)

Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest. Under the 1940 Act, a fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund's total assets may be invested in the securities of any one investment company and a fund may not purchase more than 3% of the outstanding voting stock of such investment company. The Money Market Fund will only invest in other money market funds which are subject to the requirements of Rule 2a-7 under the 1940 Act and which are considered to present minimal credit risks. To the extent a fund invests in other investment funds, the fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The funds do not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

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DERIVATIVES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

A fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in the Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund's income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund's portfolio securities.

Subject to the constraints described above, a fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and a fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent SaBAM determines that they are consistent with the applicable fund's investment objective and policies and applicable regulatory requirements. A fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

A fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ('CFTC') thereunder and the federal income tax requirements applicable to regulated investment companies.

Currency Transactions. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio

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
securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

Futures Contracts. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the funds is a commodity pool, and each fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. A fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of a fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call

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
options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

Interest Rate Futures Contracts. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the investment manager expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to increase income or gain, the funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase

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
transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'counterparties' and individually referred to as a 'counterparty') through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be 'covered' (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements

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
described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Stocks and Stock Indices. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the investment manager expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

Options on Currencies. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'

Options on Futures Contracts. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

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
The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Emerging Markets Debt Fund and High Yield Debt Fund may each enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian in accordance with procedures established by the Board of Directors. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy.

The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

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Indexed Securities. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's investment objective.

Use of Segregated and Other Special Accounts. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid securities equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid securities equal to the amount of the fund's obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either

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physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                                OTHER PRACTICES

REPURCHASE AGREEMENTS (EACH FUND)

Each fund may enter into repurchase agreements for cash management purposes. Money Market Fund may also enter into repurchase agreements with terms less than 397 days. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. Each fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the investment manager's determination based on guidelines established by each fund's Board of Directors, are deemed creditworthy. The investment manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

REVERSE REPURCHASE AGREEMENTS (HIGH YIELD BOND FUND AND EMERGING MARKETS DEBT
FUND)

High Yield Bond Fund and Emerging Markets Debt Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a fund.

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LOANS OF PORTFOLIO SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a fund's shareholders and only in accordance with applicable rules and regulations.

Valuation of Securities. The value of securities loaned will be marked to market daily. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. The fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a fund may be invested in securities in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a fund will be subject to termination at the fund's or the borrower's option. A fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

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
                                  RISK FACTORS

FOREIGN SECURITIES (EACH FUND)

General. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a fund, as well as the value of securities in the fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in an emerging market country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S.

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
corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign taxes on certain amounts of a fund's income which may reduce the net return on foreign investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a fund's investments in certain foreign banks and other financial institutions.

Foreign Subcustodians. Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

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Certain banks in foreign countries may not be eligible sub-custodians for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Rating. The securities in which Emerging Markets Debt Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization and generally the fund's investments are expected to be in the lower and lowest rating categories of internationally recognized credit rating organizations or of comparable quality. Such securities, commonly referred to as 'junk bonds,' involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in Emerging Markets Debt Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Taxes.'

In light of the risks associated with high yield corporate and sovereign debt securities, SaBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SaBAM will also review the ratings, if any, assigned to the security by any recognized rating organizations, although SaBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SaBAM will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for Emerging Markets Debt Fund, SaBAM intends to consider the correlation among securities represented in the fund's portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The fund's ability to achieve its investment objective may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A.

FIXED-INCOME SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Emerging Markets Debt Fund and High Yield Bond Fund will invest primarily in fixed-income securities, the net asset value of these funds' shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call

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option' and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

HIGH YIELD SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

High Yield Bond Fund and Emerging Markets Debt Fund may invest without limitation in high yield securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments at fair value, may adversely affect the fund's net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. The secondary markets for high yield securities may contract due to adverse economic conditions or for other reasons relating to or independent of any specific adverse changes in the condition of a particular issuer and, as a result, certain liquid securities in a fund's portfolio may become illiquid and the proportion of the fund's assets invested in illiquid securities may significantly increase.

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Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield corporate securities in which a fund may invest will generally be unsecured. Most of the debt securities will bear interest at fixed rates but a fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose a fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuing government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the

                                       25






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obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

BRADY BONDS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

ASSET-BACKED SECURITIES (EACH FUND)

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed

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securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a fund's 15% limitation on investments in illiquid securities discussed below.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

A fund may have difficulty disposing of assignments and loan participations. In certain cases the market for such instruments is not highly liquid, and therefore the funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors of Institutional Series Funds has adopted policies and procedures for High Yield Bond Fund and Emerging Markets Debt Fund to determine whether assignments and loan participations purchased by such funds are liquid or illiquid for purposes of a fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to SaBAM the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it, and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of assignments and loan participations. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund's loan participations and assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate, period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.


To the extent that liquid assignments and loan participations that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund's assets

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invested in illiquid assets would increase. SaBAM, under the supervision of the
Board of Directors, monitors fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.


RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (EACH FUND)


Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a fund were to acquire substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. A fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a fund's portfolio. SaBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities. The Board of Directors periodically reviews the funds' purchases and sales of such Rule 144A securities.

BANK OBLIGATIONS (EACH FUND)

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

LOANS OF PORTFOLIO SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a fund lent has increased, the fund could experience a loss. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation.

BORROWING (EACH FUND)

Each of the funds may borrow in certain limited circumstances. See 'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks.

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For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, a fund's assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect SaBAM's strategy. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense.

NON-DIVERSIFICATION (EMERGING MARKETS DEBT FUND)

Emerging Markets Debt Fund is classified as a 'non-diversified' fund under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. To the extent the fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

DERIVATIVES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

General. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a fund's use of derivatives may be limited by certain provisions of the Code. See 'Taxes.'

Currency Transactions. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Futures Contracts. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund could create the possibility that losses on the derivative will be greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A fund might not be able to close out certain positions without incurring substantial losses. To the extent a fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the fund that might result from an

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
increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options. Use of put and call options could result in losses to a fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Interest Rate and Equity Swaps and Related Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund's ability to terminate the transactions at times when SaBAM deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements

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
between a fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Risks of Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

                             INVESTMENT LIMITATIONS

Except for: (i) the investment limitations set forth below which are indicated as fundamental policies; (ii) the investment restrictions set forth in the Prospectus; and (iii) each fund's investment objective as described in the Prospectus, the other policies and percentage limitations referred to in this SAI and the Prospectus are not fundamental policies of the funds and may be changed by vote of each Company's Board of Directors without shareholder approval. The investment restrictions which are fundamental policies may be changed only when approved by the holders of a majority of a fund's outstanding voting securities, which, as defined by the 1940 Act, means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares.

If a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage ownership resulting from changing market values or similar type of event will not be considered a violation of such restriction.

MONEY MARKET FUND

Money Market Fund may not:

    (1) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or

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
    instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation;

    (2) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations;

    (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets); or

    (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above.

    (5) invest more than 10% of the value of its net assets in securities which are illiquid;

    (6) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the fund's shareholders), provided that the fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the fund does not: (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

    (7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

    (8) sell securities short;

    (9) purchase or sell commodities or commodity contracts, including futures contracts;

    (10) invest for the purpose of exercising control over management of any company;

    (11) make loans, except that the fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies and (b) enter into repurchase agreements with respect to portfolio securities;

    (12) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the fund's investment program may be deemed to be an underwriting;

    (13) purchase real estate or real estate limited partnership interests (other than securities issued by companies that invest in real estate or interests therein);

    (14) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

    (15) purchase warrants; or

    (16) issue senior securities except as permitted by the 1940 Act.

Each of the above restrictions is a fundamental policy of Money Market Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

With respect to investment limitation (1), the fund intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the

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fund's total assets at the time of purchase, provided that the fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days provided such issuer meets certain credit quality requirements of the 1940 Act.

EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND

The High Yield Bond Fund and Emerging Markets Debt Fund may not:

    (1) With respect to High Yield Bond Fund only, invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;

    (2) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (neither fund will purchase additional securities at any time its borrowings exceed 5% of total assets); or

    (3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund).

    (4) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund's investment program may be deemed to be an underwriting;

    (5) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

    (6) purchase or sell commodities or commodity contracts except that a fund may engage in derivative transactions to the extent permitted by its investment policies as such policies are set forth from time to time in the Prospectus and this SAI;

    (7) make loans, except that: (a) a fund may purchase and hold debt securities in accordance with its investment objective and policies; (b) a fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies;
    (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities; and
    (d) delays in the settlement of securities transactions will not be considered loans;

    (8) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

    (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

    (10) sell securities short; provided that short positions in a futures contract or forward contract are permitted;

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    (11) purchase or retain any securities of an issuer if one or more persons affiliated with a fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

    (12) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

    (13) with respect to the High Yield Bond fund only, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of its total assets;

    (14) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

    (15) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

    (16) invest in warrants (other than warrants acquired by a fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's net assets or if, as a result, more than 2% of the fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

    (17) issue senior securities except as permitted by the 1940 Act.

Investment restrictions (1) through (9) described above are fundamental policies and restrictions (10) through (17) are non-fundamental policies of Emerging Market Debt Fund and High Yield Bond Fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an 'issuer.'

                               PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund's portfolio turnover rate may vary from year to year, as well as within a year. A fund's distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund.

For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Investment Manager deem it advisable to purchase or sell securities.



With respect to Money Market Fund, SaBAM seeks to enhance the fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with SaBAM's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but SaBAM will consider such an event in determining whether the fund should continue to hold the security. The policy of the Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the fund in the form of dealer spreads. See 'Portfolio Transactions.'

                             PORTFOLIO TRANSACTIONS

Subject to policy established by each Company's Board of Directors, the investment manager is primarily responsible for each fund's portfolio decisions and the placing of the fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a fund may not necessarily be paying the lowest price available. The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Notwithstanding the above, in compliance with Section 28(e) of the 1934 Act, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a fund. Not all of these research services are used by the investment manager in managing any particular account, including the funds.

Affiliated persons of a fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such fund. Subject to the considerations discussed above and in accordance with procedures adopted by each Company's Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

Under the 1940 Act, persons affiliated with a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates (including Salomon Smith Barney Inc) is a member under certain conditions, in accordance with the provisions of Rule 10f-3 promulgated under the 1940 Act. The Board of each Fund has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

                  PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

General. PFPC Inc. ('PFPC'), the fund's transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of fund distributions.

PFPC will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

PURCHASE OF SHARES

Purchase Procedures. There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of fund shares. Under certain circumstances, certain broker/dealers may impose transaction fees on the purchase and/or sale of shares. The minimum initial investment in the Money Market Fund is $250,000 and the minimum investment in the other funds is $1,000,000. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the funds' transfer agent and dividend disbursing agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the fund's account number on the check. Purchases of fund shares (initial or subsequent) may not be made by third party check.

Shares of each fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Shares certificates will not be issued. Share purchase orders are effective on the date the fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for any fund other than the Money Market Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call (800) 446-1013 to inform the transfer agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the transfer agent, and, in either case, federal funds must be received by the transfer agent, on behalf of the fund. If federal funds are received by the transfer agent that same day, the order will be effective on that day. If a fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m., or if federal funds are not received by the transfer agent, such purchase order shall be executed as of the date that federal funds are actually received.

Purchase orders for shares of the Money Market Fund placed by 12:00 noon (Eastern time) on any business day will be executed and begin to earn dividends that same day if payment is received in or converted into federal funds by 12:00 noon (Eastern time) that day. Purchase orders received after 12:00 noon (Eastern time) or for which payment is received in or converted into federal funds after 12:00 noon (Eastern time) will be executed and begin to earn dividends on the following business day.

Payment in Securities. In addition to cash, the Funds may accept securities as payment for Fund shares at the applicable net asset value. Generally, the Fund will only consider accepting securities to increase its holdings in a portfolio security, or if management determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. A Fund will value accepted securities in the same manner as it values its portfolio securities in determining a Fund's share price. A Fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while the Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to the Fund except when authorized to do so and in accordance with specific instructions received from SaBAM.

REDEMPTION OF SHARES

If the Board of Directors of Institutional Series Funds or Series Funds determines that it is in the best interests of the remaining shareholders of a fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board of Directors may deem fair and equitable. However, each fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each fund will redeem all full and fractional shares of the fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The funds do not charge a redemption fee. The value of shares at the time of redemption may be more or less than the shareholder's cost.

For the convenience of shareholders, each fund has established different redemption procedures. No redemption requests will be processed until the fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The transfer agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion

Program ('STAMP') and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the transfer agent.

In certain instances, the transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide PFPC with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder's account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the transfer agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the transfer agent at (800) 446-1013. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under 'Redemption by Wire.' The check will be made only payable to the registered shareholder and sent to the address of record on file with the transfer agent. Each fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the funds. Neither the funds nor the transfer agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each fund and/or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each fund may require personal identification codes.

Small Accounts. Each fund reserves the right, upon not less than 30 days' written notice, to redeem shares in an account which has a value of $10,000 or less, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

EXCHANGE OF SHARES

Shareholders may exchange all or part of their shares for shares of other funds in the Salomon Brothers Institutional Investment Series. The value of the shares exchanged must meet the investment minimum of the fund into which the investor is exchanging.

Each fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a fund. None of the funds, the transfer agent nor the funds' distributor will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The funds, the transfer agent and the funds' distributor may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds, the transfer agent and the funds' distributor may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange privilege enables shareholders of a fund to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

Exercise of the exchange privilege is treated as a taxable disposition of the shares surrendered in the exchange and purchase of the shares received for federal income tax purposes. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

Additional Information Regarding Exchanges. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Salomon Brothers Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, a fund will take no other action with respect to the shares until it receives further instructions from the investor. The policy on excessive trading applies to investors who invest in a fund directly or through service agents.

During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed. Call or write the applicable fund for further details.

                             DIRECTORS AND OFFICERS

The business and affairs of each fund are managed under the direction of its Board of Directors. The Board of Directors approves all significant agreements between a fund and the persons or companies that furnish services to the fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the fund are delegated to the fund's investment manager and administrator.

The name, address, age, principal occupations for the past five years of the Directors and executive officers of the Institutional Series Funds and the Series Funds are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Director. Certain of the Directors and officers are also directors and officers of one or more other investment companies for which SaBAM acts as investment manager. 'Interested Directors' of the funds (as defined in the 1940 Act) are indicated by a double asterisk.



                                                                                   NUMBER
                                                                                     OF
                                                                                 INVESTMENT
                                                                                 COMPANIES
                                            TERM OF                               IN FUND
                                           OFFICE AND                             COMPLEX
                                            LENGTH OF                              OVERSEEN         OTHER
                           POSITION(S)        TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE   HELD WITH FUND     SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------   --------------    -------    -----------------------     --------      -----------
Carol L. Colman ........  Director            Since    President, Colman            35            None
Colman Consulting Co.,                         1996    Consulting Co., Inc.
Inc.
278 Hawley Road
North Salem, NY 10560
Age: 58

Daniel P. Cronin .......  Director            Since    Formerly, Associate          32            None
24 Woodlawn Avenue                             1996    General Counsel of Pfizer,
New Rochelle, NY 10804                                 Inc.
Age: 58

Leslie H. Gelb .........  Director            Since    President Emeritus and       32      Director of 2
The Council on                                 2002    Senior Board Fellow, The             registered
Foreign Relations                                      Council on Foreign                   investment
58 East 68th Street                                    Relations; formerly,                 companies
New York, NY 10021                                     Columnist, Deputy                    advised by
Age 66                                                 Editorial Page Editor,               Advantage
                                                       Op-Ed Page,                          Advisers, Inc.
                                                       The New York Times                   ('Advantage')

William R.                Director            Since    President, W.R.              42      Director,
Hutchinson .............                       2003    Hutchinson                           Associated
535 N. Michigan Avenue                                 & Associates Inc.;                   Banc-Corp.
Suite 1012                                             formerly,
Chicago, IL 60611                                      Group Vice President,
Age 61                                                 Mergers and
                                                       Acquisitions,
                                                       BP p.l.c.

Riordan Roett ..........  Director            Since    Professor and Director,      32      The Latin
The Johns Hopkins                              2002    Latin America Studies                America Equity
University                                             Program, Paul H. Nitze               Fund, Inc.
1710 Massachusetts                                     School of Advanced
Avenue NW                                              International Studies,
Washington, DC 20036                                   The Johns Hopkins
Age 65                                                 University

Jeswald W. Salacuse ....  Director            Since    Henry J. Braker              32      Director of 2
Tufts University --                            2002    Professor of Commercial              registered
The Fletcher School                                    Law,                                 investment
of Law & Diplomacy                                     and formerly Dean,                   companies
160 Packard Avenue                                     The Fletcher School                  advised by
Medford, MA 02155                                      of Law & Diplomacy,                  Advantage
Age 66                                                 Tufts University;

                                                  (table continued on next page)

(table continued from previous page)


                                                                                         NUMBER
                                                                                           OF
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                  TERM OF                               IN FUND
                                                 OFFICE AND                             COMPLEX
                                                 LENGTH OF                              OVERSEEN         OTHER
                          POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE           FUND            SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------           ----            -------      -------------------      --------      -----------
  INTERESTED DIRECTORS
R. Jay Gerken, CFA **...  Chairman, President    Since 2002  Managing Director of         221            None
Citigroup Asset           and Chief Executive                Citigroup Global Markets
Management 'CAM'          Officer                            ('CGM'); Chairman,
399 Park Avenue                                              President and Chief
New York, NY 10022                                           Executive Officer of
Age: 52                                                      Smith Barney Fund
                                                             Management LLC ('SBFM');
                                                             Travelers Investment
                                                             Adviser, Inc ('TIA') and
                                                             CitiFund Management
                                                             Inc.; ('CFM'); President
                                                             and Chief Executive
                                                             Officer of certain
                                                             mutual funds associated
                                                             with Citigroup Inc.
                                                             ('Citigroup'); Formerly,
                                                             Portfolio Manager of
                                                             Smith Barney Allocation
                                                             Series Inc. (from 1996
                                                             to 2001) and Smith
                                                             Barney Growth and Income
                                                             Fund (from 1996 to 2000)

        OFFICERS

Peter J. Wilby, CFA ....  Executive Vice         Since 1996  Managing Director of         N/A             N/A
399 Park Avenue           President                          SaBAM
New York, NY 10022
Age: 45

Beth A. Semmel .........  Executive Vice         Since 1996  Managing Director of         N/A             N/A
399 Park Avenue           President                          SaBAM
New York, NY 10022
Age: 43

James E. Craige, CFA ...  Executive Vice         Since 1995  Managing Director of         N/A             N/A
399 Park Avenue           President                          SaBAM
New York, NY 10022
Age: 37

Charles K. Bardes ......  Executive Vice         Since 1998  Vice President since         N/A             N/A
399 Park Avenue           President (Series                  1997; formerly, employee
New York, NY 10022        Funds Only)                        of SaBAM and CGM
Age: 43

Thomas A. Croak ........  Executive Vice         Since 1998  Vice President of SaBAM      N/A             N/A
399 Park Avenue           President (Series                  since 1995
New York, NY 10022        Funds Only)
Age: 42

John B. Cunningham .....  Vice President         Since 1997  Managing Director of         N/A             N/A
399 Park Avenue           (Series Funds Only)                SaBAM and CGM since
New York, NY 10022                                           2001; prior to that,
Age: 39                                                      Director of SaBAM and
                                                             CGM since 1998 and Vice
                                                             President of SaBAM and
                                                             CGM since 1995

                                                  (table continued on next page)

(table continued from previous page)


                                                                                         NUMBER
                                                                                           OF
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                  TERM OF                               IN FUND
                                                 OFFICE AND                             COMPLEX
                                                 LENGTH OF                              OVERSEEN         OTHER
                          POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE           FUND            SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------           ----            -------      -------------------      --------      -----------
George J. Williamson ...  Vice President         Since 1998  Director of SaBAM and        N/A             N/A
399 Park Avenue           (Series Funds Only)                CGM Funds since 1999;
New York, NY 10022                                           prior to that Vice
Age: 68                                                      President of SaBAM and
                                                             CGM

Andrew B. Shoup........   Chief Administrative   Since 2003  Director of CAM; Senior      N/A             N/A
125 Broad Street          Officer; Treasurer &               Vice President and Chief
New York, NY 10004        Senior Vice President              Administrative Officer
Age: 47                                                      of mutual funds
                                                             associated with
                                                             Citigroup; Treasurer of
                                                             certain mutual funds
                                                             assoicated with
                                                             Citigroup; Head of
                                                             International Funds
                                                             Administration of CAM
                                                             (from 2001 to 2003);
                                                             Director of Global Funds
                                                             Administration of CAM
                                                             (from 2000 to 2001);
                                                             Head of U.S. Citibank
                                                             Funds Administration of
                                                             CAM (from 1998 to 2000)

Andrew Beagley .........  Vice President and     Since 2002  Director of CGM (since       N/A             N/A
399 Park Avenue           Chief Anti- Money                  2000); Director of
New York, NY 10022        Laundering Compliance              Compliance, North
Age: 40                   Officer                            America, CAM (since
                                                             2000); Chief Anti-Money
                                                             Laundering Compliance
                                                             Officer and Vice
                                                             President of certain
                                                             mutual funds associated
                                                             with Citigroup; Director
                                                             of Compliance, Europe,
                                                             the Middle East and
                                                             Africa, CAM (from 1999
                                                             to 2000); Compliance
                                                             Officer, Salomon
                                                             Brothers Asset
                                                             Management Limited,
                                                             Smith Barney Global
                                                             Capital Management Inc.,
                                                             Salomon Brothers Asset
                                                             Management Asia Pacific
                                                             Limited (from 1997 to
                                                             1999)

Frances M. Guggino .....  Controller             Since 2002  Vice President of CGM;       N/A             N/A
125 Broad Street                                             Controller of certain
New York, NY 10004                                           mutual funds associated
Age: 45                                                      with Citigroup

                                                  (table continued on next page)

(table continued from previous page)


                                                                                         NUMBER
                                                                                           OF
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                  TERM OF                               IN FUND
                                                 OFFICE AND                             COMPLEX
                                                 LENGTH OF                              OVERSEEN         OTHER
                          POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE           FUND            SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------           ----            -------      -------------------      --------      -----------
Robert I. Frenkel ......  Secretary & Chief      Since 2003  Managing Director and        N/A             N/A
300 First Stamford Place  Legal Officer                      General Counsel of
Stamford, CT 06902                                           Global Mutual Funds for
Age: 48                                                      CAM and its predecessor
                                                             (since 1994); Secretary
                                                             of CFM; Secretary and
                                                             Chief Legal Officer of
                                                             mutual funds associated
                                                             with Citigroup

---------

 * Each Director holds office for an indefinite term until the earlier of
   (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.



** Mr. Gerken is a director who is an 'interested person' of each Company as defined in the 1940 Act because Mr. Gerken is a director and/or officer of SaBAM, the investment manager of each of the funds.



For the calendar year ended December 31, 2003, the directors of the funds beneficially owned equity securities of the funds within the dollar ranges presented in the table below:



                                                                                    AGGREGATE DOLLAR RANGE OF
                            DOLLAR RANGE OF    DOLLAR RANGE OF    DOLLAR RANGE OF   EQUITY SECURITIES IN ALL
                           EQUITY SECURITIES  EQUITY SECURITIES  EQUITY SECURITIES    REGISTERED INVESTMENT
                                IN THE             IN THE             IN THE          COMPANIES OVERSEEN BY
                           EMERGING MARKETS      HIGH YIELD        MONEY MARKET       DIRECTOR IN FAMILY OF
INDEPENDENT DIRECTORS          DEBT FUND          BOND FUND            FUND           INVESTMENT COMPANIES
---------------------          ---------          ---------            ----           --------------------
Carol L. Colman..........        none               none               none               Over $100,000
Daniel P. Cronin.........        none               none               none               Over $100,000
Leslie H. Gelb...........        none               none               none                    $0
William R. Hutchinson....        none               none               none               Over $100,000
Riordan Roett............        none               none               none             $10,000 - $50,000
Jeswald W. Salacuse......        none               none               none             $10,001 - $50,000

INTERESTED DIRECTOR
R. Jay Gerken............        none               none               none               Over $100,000


As of December 31, 2003, none of the Directors who are not 'interested persons' of the Fund, SaBAM or their affiliates within the meaning of the 1940 Act, and who are 'independent' as defined in the New York Stock Exchange listing standards ('Independent Directors'), or his or her immediate family members, beneficially owned or held of record any securities in SaBAM, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with SaBAM.


Each Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of each Company respectively, namely Ms. Colman, Messrs. Cronin, Gelb, Hutchinson and Salacuse and Dr. Roett.


In accordance with its written charter adopted by the Board of Directors, the principal functions of the Audit Committee are to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors to the investment manager and any affiliated service providers if the engagement related directly to the Fund's operation and financial reporting. During each fund's most recent fiscal year, the Audit Committee met two times.


The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.


The following table shows the compensation paid by the Company, other Salomon Brothers Mutual Funds and other affiliated mutual funds to each director during the Company's last fiscal year. Mr. Gerken is not compensated for his services as a Director because of his affiliation with SaBAM. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by Citigroup Global Markets.


                                                                TOTAL PENSION OR
                                                AGGREGATE          RETIREMENT                              NUMBER OF
                               AGGREGATE       COMPENSATION     BENEFITS ACCRUED     COMPENSATION        PORTFOLIOS FOR
                              COMPENSATION         FROM            AS PART OF        FROM COMPANY        WHICH DIRECTOR
                                  FROM        INSTITUTIONAL         COMPANY        AND FUND COMPLEX      SERVES WITHIN
NAME OF PERSON                SERIES FUNDS     SERIES FUNDS         EXPENSES       PAID TO DIRECTORS      FUND COMPLEX
--------------                ------------     ------------         --------       -----------------      ------------
Carol L. Colman*............   $18,250.00        13,500.00             $0             $197,350.00              35
Daniel P. Cronin*...........    12,250.00         8,250.00              0              117,450.00              32
Leslie H. Gelb*.............    10,000.00         9,424.00              0              111,150.00              32
William R. Hutchinson*(1)...     5,167.00         5,000.00              0              114,600.00              42
Riordan Roett*..............    15,250.00        12,000.00              0              163,300.00              32
Jeswald W. Salacuse*........    11,500.00         7,500.00              0              137,150.00              32


---------

* Designates member of Audit Committee.

(1) Mr. Hutchinson was elected a Director on July 18, 2003.



At the end of the year in which they attain age 80, Company Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Company Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During each Company's last fiscal year, there was no compensation paid to Directors Emeritus.


No officer, director or employee of SaBAM or any of its affiliates receives any compensation from the Company for serving as an officer or director of the Company. Each Company pays each director who is not an interested person, as defined by the 1940 Act, of SaBAM or any of its affiliates a fee of $7,000 per annum plus $750 per meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.


As of April 1, 2004, Directors and officers of each fund, individually and as a group, owned less than 1% of the outstanding shares of their respective funds.


As of April 1, 2004 to the knowledge of the funds and the board of directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of the funds with the exception of the following:

                           NAME & ADDRESS
        FUND                 ON ACCOUNT                  % OF SHARES

Emerging Markets Debt Fund  McDermott                        25.49%
                            c/o Mellon Bank
                            One Mellon Center
                            500 Grant Street
                            Pittsburgh PA 15258
                            The Retirement Plan of Conoco    42.18%
                            Attn: Cynthia Akagi
                            600 N Dairy Ashford
                            Houston TX 77079-1175
                            L-3 Communications Corp          14.44%
                            Master Trust
                            600 Third Avenue
                            New York NY 10016
                            Jupiter Co.                       5.42%
                            c/o Investors Bank Trust
                            PO Box 1930
                            Boston, MA 02117

High Yield Bond Fund        McDermott                        13.55%
                            c/o Mellon Bank
                            PO Box 185
                            Pittsburgh PA 15230
                            The Retirement Plan of Conoco    15.74%
                            Attn: Cynthia Akagi
                            600 N Dairy Ashford
                            Houston TX 77079-1175
                            MLPFS for the sole benefit of    53.72%
                            its customers
                            Attn: Fund Administrators
                            4800 Deer Lake Drive East,
                            3rd Floor
                            Jacksonville, FL 32246
                            MAC Co a/c # KSPF8036002          5.76%
                            Mutual Fund Operations
                            PO Box 3198
                            525 William Penn Place
                            Pittsburgh, PA 15230-3198

Money Market Fund           Saturn Co                        58.06%
                            c/o Investors Bank Trust Co.
                            PO Box 9130 FPG90
                            Attn: Mutual Fund Processing
                            Boston, MA 02117-9130
                            Citigroup Global Markets Inc.    24.99%
                            Attn: Peter Booth
                            333 West 34th Street, 7th
                            Floor
                            New York, NY 10001-2483


                               INVESTMENT MANAGER


Each fund retains SaBAM to act as its investment manager. SaBAM serves as the investment manager to numerous individuals and institutions and other investment companies. SaBAM is a wholly owned subsidiary of Citigroup Inc.



SaBAM serves as investment manager to each fund pursuant to management contracts dated as of November 28, 1997. The management contract between SaBAM and each respective fund provides that SaBAM shall manage the operations of each fund, subject to policies established by each Company's Board of Directors. Pursuant to the applicable management contract, SaBAM manages each fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the fund's officers and directors regularly. SaBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services related to each fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, SaBAM pays the compensation of each fund's officers, employees and directors affiliated with SaBAM. Each fund bears all other costs of its operations, including the compensation of its directors not affiliated with SaBAM.



As compensation for its services, Money Market Fund pays SaBAM a monthly fee at an annual rate of .20% of the fund's average daily net assets. SaBAM has voluntarily agreed to reduce or otherwise limit the expenses of the fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .25% of the fund's average daily net assets and for a period of at least one year from the date of the Prospectus, such expenses shall not exceed .18% of the fund's average daily net assets. For the fiscal years ended December 31, 2001, 2002 and 2003, Money Market Fund paid $47,761 (which reflects a waiver of $157,220), $8,198 (which reflects a waiver of $212,183), and $0 (which reflects a waiver of $125,286) respectively, for its services.



As compensation for its services, High Yield Bond Fund pays SaBAM a monthly fee at an annual rate of .50% of the fund's average daily net assets and Emerging Markets Debt Fund pays SaBAM a monthly fee at an annual rate of .70% of the fund's average daily net assets.



For the fiscal years ended February 28, 2002, 2003 and February 29, 2004, SaBAM waived all or a portion of investment management fees from each of High Yield Bond Fund and Emerging Markets Debt Fund, totalling $113,105, $169,060 and $205,117, and $138,332, $154,928 and $168,294 respectively.

The management contract has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. The Boards of the Institutional Series Funds and the Series Funds approved the continuation of the management contract for each of the funds at a meeting held on July 17-18, 2003. In approving the continuation of each fund's management contract, the board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by SaBAM or its affiliates in connection with providing services to the fund, compared the fees charged by SaBAM to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by SaBAM with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to SaBAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of SaBAM, as well as research services received by SaBAM from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the management contract was in the best interests of the fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. A fund or the manager may terminate the management contract on sixty days' written notice without penalty. The management contract will terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the terms of the management contract between each fund and SaBAM, neither SaBAM nor its affiliates shall be liable for losses or damages incurred by the fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of either SaBAM or its affiliates or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct'). In addition, High Yield Bond Fund and Emerging Markets Debt Fund will indemnify SaBAM and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.



Investment decisions for a particular fund are made independently from those for other funds and accounts advised or managed by SaBAM. Such other funds and accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.



Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. Each Company's Board of Directors has adopted a Code of Ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SaBAM, as the investment adviser to each fund, which policies serve as SaBAM's Code of Ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a fund. In addition, the Adviser Codes contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Codes also require that access persons obtain preclearance to engage in personal securities transactions with certain exceptions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically. The restrictions contained in the Fund and Adviser Codes are generally inapplicable to transactions in money market securities.

The Board has approved delegating proxy voting discretion to the investment manager believing that the investment manager should be responsible for voting because it is a matter relating to the investment decision making process. Attached as Appendix B is the summary of the guidelines and procedures that the investment manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the investment manager uses when a vote presents a conflict between the interests of each fund's shareholders, on the one hand, and those of the investment manager or any affiliated person of each fund or the investment manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the investment manager always endeavors to vote proxies relating to portfolio securities in accordance with each fund's investment objectives.

Effective August 31, 2004, information on how each fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge upon request, by calling 1-800-446-1013, and
(2) on the Commissions website at http://www.sec.gov.


ADMINISTRATOR


Institutional Series Funds and Series Funds currently employ Smith Barney Fund Management LLC ('SBFM') under their applicable administration agreement to provide certain administrative services to the respective funds. Prior to January 1, 1999, Investors Bank and Trust Company ('IBT') provided such administrative services to the Institutional Series. For the fiscal years ended December 31, 2001, 2002 and 2003 Money Market Fund paid administrative fees of $51,245, $55,095 and $31,322, respectively. Fees paid by High Yield Bond Fund for the fiscal years ended February 28, 2002, 2003 and February 29, 2004 were $29,475, $41,408 and $42,028, respectively. Fees paid by Emerging Markets Debt Fund for the years ended February 28, 2002, 2003 and February 29, 2004 were $40,227, $38,421 and $22,324, respectively.

DISTRIBUTOR

Shares of the funds are offered on a continuous basis and without a sales charge through Citigroup Global Markets Inc. as distributor pursuant to a distribution agreement between Citigroup Global Markets Inc. and the funds. Citigroup Global Markets Inc. receives no remuneration for its services as distributor and is not obligated to sell any specific amount of fund shares.

EXPENSES

Each fund's expenses include taxes, interest, fees and salaries of such fund Directors and officers who are not directors, officers or employees of the fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                                NET ASSET VALUE

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of each Company's Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors.

Amortized cost involves valuing an instrument at its original cost to a fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the applicable fund.

As stated in the Prospectus, the Money Market Fund seeks to maintain a net asset value of $1.00 per share with respect to the fund and, values the fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in the fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Directors of Series Funds has established procedures applicable to the Money Market Fund, reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deems appropriate and at such intervals as are reasonable in light of current market conditions, of the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                                     TAXES

TAXATION OF A FUND

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Each fund has elected to be treated, and intends to qualify each year, to be treated as a regulated investment company ('RIC') under Subchapter M of the Code.

Qualification as a RIC requires, among other things, that a fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock; securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, United States government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs) or two or more issuers controlled by the fund and engaged in the same, similar or related trades or businesses.

As a RIC, a fund generally will not be subject to federal income tax on its 'investment company taxable income' as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that the fund distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest for such taxable year in accordance with the Code's timing and other requirements. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed investment company taxable income and net capital gain. Each fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income. Money Market Fund does not expect to recognize any net capital gain.

If in any year a fund should fail to qualify under Subchapter M as a RIC, or fail to satisfy the 90% distribution requirement, the fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund's earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as 'qualified dividend income' (as described below) in the case of individual shareholders.



A fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income (the excess of its capital gains over its capital losses) for the one year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end.

Emerging Markets Debt Fund and High Yield Bond Fund may each engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to 'mark-to-market' certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC qualification and to avoid both the corporate level tax and the 4% excise tax. Each fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

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A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds, zero coupon securities or other obligations, such as certain Brady Bonds, having original issue discount (i.e., an amount generally equal to the excess of the stated redemption price of the security at maturity over its issue price), or investments in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If Emerging Markets Debt Fund or High Yield Bond Fund acquires an equity interest in certain foreign investment entities, referred to as 'passive foreign investment companies,' the fund itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any 'excess distribution' from such company or gain from the disposition of its equity interest, even if the distribution or gain is distributed by the fund to its shareholders in a manner that satisfies the requirements referred to above. If the fund were able and elected to treat a passive foreign investment company as a 'qualified electing fund,' in lieu of the treatment described above, the fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements referred to above, the fund's pro rata share of the ordinary earnings and net capital gain of the company, whether or not actually received by the fund. The fund generally should be able to make an alternative election to mark these investments to market annually, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to certain limitations on the ability to use any such loss.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Emerging Markets Debt Fund or High Yield Bond Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Each fund is permitted to carry forward any unused capital losses to be utilized to offset capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) for those years.

At February 29, 2004, High Yield Bond Fund had net capital loss carry-forwards available to offset future gains of $8,278,000, of which $1,547,000 expires on February 28, 2009, $3,309,000 expires on February 28, 2010 and $3,422,000 expires on February 28, 2011.

TAXATION OF UNITED STATES SHAREHOLDERS

The Prospectus describes each fund's policy with respect to distribution of net investment income and any capital gain. Investors (except in the case of Money Market Fund) should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

Gain or loss on the sale, redemption, exchange or other disposition of fund shares that is treated as a sale under the Code will result in capital gain or loss to shareholders who hold their fund shares as capital assets. Generally, transactions in shares of Money Market Fund are not expected to result in gains or losses, except to the extent that any sales charge is imposed on the redemption of certain shares acquired in an exchange from another fund in which such a charge is applied. Generally, a shareholder's capital gain or loss will be long-term gain or loss if the shares have been held for more than one year. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals with respect to mutual fund shares held for more than one year has been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2008. The maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gain (which is taxed at ordinary income rates) is currently 35%. With respect to corporate taxpayers, long-term capital gain is currently taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. If a shareholder sells, redeems, exchanges or otherwise disposes of shares of a fund before he or she has held them for more than six months, any allowable capital loss on such sale, redemption, exchange or other disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. Additionally, any loss realized on a sale, redemption, exchange or other disposition of fund shares generally will be disallowed under 'wash sale' rules to the extent the shares disposed of are replaced with other substantially identical shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of a fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service ('IRS') a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

All dividends and distributions to shareholders will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions from investment company taxable income and from net tax-exempt interest, if any, are taxable to shareholders as ordinary dividend income to the extent of the fund's earnings and profits. A portion of High Yield Bond Fund's dividends may qualify for (i) the dividends received deduction available to corporations to the extent it receives dividends from U.S. corporations and satisfies certain holding period and other requirements and
(ii) along with Emerging Markets Debt Fund's dividend, for treatment as qualified dividend income in the case of individual shareholders. Availability of the dividends received deduction to corporate shareholders is also subject to shareholder holding period requirements, limitations on debt financing, and other tax requirements. Dividends from the other funds will generally not qualify for the dividends received deduction. For taxable years beginning on or before December 31, 2008, qualified dividend income received by individual shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain

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holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder's investment in the Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

A fund's distributions from its net capital gain that it properly designates as 'capital gain dividends' are taxable to shareholders as long-term capital gain, without regard to how long they have held their fund shares. Capital gain dividends do not qualify for any dividends received deduction.

Distributions, if any, in excess of a fund's current and accumulated earnings and profits will be treated as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed above. Not later than 60 days after the close of its taxable year, each fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the fund on December 31 of the year in which the dividend is declared.

Each fund may be required to withhold federal income tax ('backup withholding') from dividends (including capital gain dividends) and, except in the case of Money Market Fund, redemption proceeds paid to non-corporate shareholders who fail to provide certain information or certifications or are otherwise subject to backup withholding. This tax may be withheld from dividends if (i) the payee fails to furnish the fund with the payee's correct and, when required, properly certified taxpayer identification number (e.g., an individual's social security number), (ii) the IRS or a broker notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

A fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If Emerging Markets Debt Fund qualifies as a RIC and more than 50% of the value of the fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the fund that can be treated as income taxes under United States income tax principles, as paid by its shareholders. High Yield Bond Fund and Money Market Fund will generally not satisfy the 50% requirement for making this election and therefore will be unable to make it.

For any year that Emerging Markets Debt Fund makes such an election, each shareholder of such fund will be required to include in its income an amount equal to his or her allocable share of qualified income taxes paid by such fund to a foreign country's government and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by such fund generally will not be subject to United States federal income tax.


Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or, for certain foreign investors, other federal withholding taxes. Statements detailing the tax status of each shareholder's dividends and distributions will be mailed annually.

TAXATION OF FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the Untied States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ('foreign shareholder'), depends on whether the income from a fund is 'effectively connected' with a U.S. trade or business carried on by such shareholder.

If the income from a fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, capital gain dividends and amounts retained by the fund that are designated as undistributed capital gains.

If the income from a fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                       OTHER INFORMATION ABOUT THE FUNDS

Capital Stock. As used in the Prospectus and this SAI, the term 'majority,' when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts), means the vote of the lesser of:
(i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the fund's Board of Directors.

In the event of the liquidation or dissolution of the Institutional Series funds or Series funds, as the case may be, shares of a fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of a fund, of any general assets not attributable to a fund that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

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


Custodian. State Street Bank and Trust Company (the 'Custodian') serves as custodian for each fund. The Custodian, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. The Custodian does not determine the investment policies of a fund, nor decide which securities a fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of each fund are held under bank custodianship in compliance with the 1940 Act. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.


Transfer Agent. PFPC Inc. ('PFPC'), located at P.O. Box 9764, Providence, RI 02940-9764, serves as each fund's transfer agent. As the fund's transfer agent, PFPC registers and processes transfers of the fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, PFPC receives a monthly fee. Subject to approval by the Board of Directors, in certain instances where there is an omnibus account that represents numerous beneficial owners, a fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.


Independent Accountants. PricewaterhouseCoopers LLP serves as each fund's independent accountants. PricewaterhouseCoopers provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. The financial statements and financial highlights included or incorporated by reference in the Prospectus and incorporated by reference in this SAI have been incorporated by reference in reliance upon the report of PricewaterhouseCoopers given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

Counsel. Simpson Thacher & Bartlett LLP serves as counsel to each fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.

Piper Rudnick LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the funds' Prospectus.

Financial Statements. The audited financial statements for Money Market Fund for the fiscal year ended December 31, 2003 as well as the audited financial statements for High Yield Bond Fund and Emerging Markets Debt Fund for the fiscal year ended February 29, 2004 are incorporated herein by reference.

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                                   APPENDIX A

                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

Aaa -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from Aa to Caa. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high-quality debt obligations. Capacity to repay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set both above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of short-term obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt Rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S MUNICIPAL BOND RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements pursuant which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P MUNICIPAL BOND RATINGS

AAA -- is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.

S&P RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH MUNICIPAL BOND RATINGS

AAA -- Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A -- Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch short-term ratings apply, to debt obligations that are payable on demand or have original maturities of, generally, up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such fund. Neither event will require a sale of such security by a fund. However, SaBAM will consider such event in its determination of whether such fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

    The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Investment Manager. The Investment Manager is part of CAM, a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Investment Manager has adopted a set of proxy voting policies and procedures (the 'Policies') to ensure that the Investment Manager votes proxies relating to equity securities in the best interest of clients.



    In voting proxies, the Investment Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Manager of its responsibility for the proxy vote.



    In the case of a proxy issue for which there is a stated position in the Policies, the Investment Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio Investment Managers within the same business unit vote differently on the same issue.



    In furtherance of the Investment Manager's goal to vote proxies in the best interest of clients, the Investment Manager follows procedures designed to identify and address material conflicts that may arise between the Investment Manager's interests and those of its clients before voting proxies run behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Investment Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Manager in voting proxies. The Investment Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Investment Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Manager decided to vote a proxy, the Investment Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Investment Manager and certain other Citigroup business units.



    CAM maintains a Proxy Voting Committee, of which the Investment Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Manager may vote proxies notwithstanding the existence of the conflict.



    If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                               Filed under Rule 497(c)
                                               File Nos. 33-34423 and 811-06087


                                 April 29, 2004
                       STATEMENT OF ADDITIONAL INFORMATION
                       SALOMON BROTHERS INVESTMENT SERIES

                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                  (800) SALOMON
                                 (800) 725-6666

Salomon Brothers Investment Series consists of (i) Salomon Brothers All Cap Value Fund ("All Cap Value Fund"), (ii) Salomon Brothers Balanced Fund ("Balanced Fund"), (iii) Salomon Brothers California Tax Free Bond Fund ("California Tax Free Bond Fund"), (iv) Salomon Brothers Capital Fund ("Capital Fund"), (v) Salomon Brothers Cash Management Fund ("Cash Management Fund"), (vi) Salomon Brothers High Yield Bond Fund ("High Yield Bond Fund"), (vii) Salomon Brothers International Equity Fund ("International Equity Fund"), (viii) Salomon Brothers Investors Value Fund ("Investors Value Fund"), (ix) Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund"), (x) Salomon Brothers Mid Cap Fund ("Mid Cap Fund"), (xi) Salomon Brothers National Tax Free Bond Fund ("National Tax Free Bond Fund"), (xii) Salomon Brothers New York Municipal Money Market Fund ("New York Municipal Money Market Fund"), (xiii) Salomon Brothers New York Tax Free Bond Fund ("New York Tax Free Bond Fund"), (xiv) Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), (xv) Salomon Brothers Strategic Bond Fund ("Strategic Bond Fund"), and (xvi) Salomon Brothers Short/Intermediate U.S. Government Fund ("U.S. Government Fund") (each, a "Fund" and collectively, the "Funds").

Each of the Capital Fund and Investors Value Fund is an open-end management investment company incorporated in Maryland. Each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is an investment portfolio of Salomon Funds Trust, a Massachusetts business trust. Each of the other Funds is an investment portfolio of Salomon Brothers Series Funds Inc, an open-end management investment company incorporated in Maryland.

This Statement of Additional Information (the "SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied, as the case may be, by the current prospectus for the Funds other than the International Equity Fund or by the current prospectus for the International Equity Fund, each dated April 29, 2004, each as supplemented from time to time (collectively, the "Prospectus"). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders (the "Reports"). The Prospectus and copies of the Reports may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above.

                                TABLE OF CONTENTS

The Funds                                                                          2
Additional Information on Fund Investments and Investment Policies                 2
Additional Investment Activities and Risk Factors                                 19
Investment Restrictions and Limitations                                           54
Management                                                                        63
Principal Holders of Securities                                                   80
Investment Manager                                                                95
Portfolio Transactions                                                           111
Net Asset Value                                                                  115
Additional Purchase Information                                                  117
Additional Redemption Information                                                119
Additional Information Concerning Taxes                                          119
Shareholder Services                                                             126
Account Services                                                                 127
Capital Stock                                                                    128
Custodian and Transfer Agent                                                     130
Independent Accountants and Independent Auditors                                 131
Counsel                                                                          131
Financial Statements                                                             131
Special Investment Considerations Relating To California Municipal Obligations   A-1
Special Investment Considerations Relating To New York Municipal Obligations     B-1
Description of Ratings                                                           C-1
Proxy Voting Policies and Procedures                                             D-1

                                    THE FUNDS

Salomon Brothers Series Funds Inc is an open-end investment company that was incorporated in Maryland on April 17, 1990. Salomon Brothers Series Funds Inc is divided into eleven separate investment portfolios: All Cap Value Fund, Balanced Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, U.S. Government Fund (the "Series Funds") and the Salomon Brothers Institutional Money Market Fund. All of the Series Funds other than the New York Municipal Money Market Fund are diversified portfolios. Prior to September 16, 2002 the U.S. Government Fund was known as the Salomon Brothers U.S. Government Income Fund. Shares of the Salomon Brothers Institutional Money Market Fund are offered through a separate prospectus and statement of additional information.

Each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is an investment portfolio of Salomon Funds Trust, an open-end investment company organized as a Massachusetts business trust on May 27, 1986. Mid Cap Fund is a diversified portfolio. Each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is a non-diversified portfolio. Prior to September 6, 2002, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund were known as Salomon Brothers California Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund and Salomon Brothers New York Tax Free Income Fund, respectively.

Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

Salomon Brothers Series Funds Inc, Capital Fund and Investors Value Fund are referred to herein individually as a "Company," or collectively as the "Companies." Salomon Funds Trust is referred to herein as the "Trust."

Reference herein to a Fund's "Board" means that Fund's Board of Directors, or, in the case of Mid Cap Fund, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund, Board of Trustees.

Salomon Brothers Asset Management ("SaBAM" or the "Investment Manager") is the investment manager of each Fund. SaBAM manages the investments of each Fund from day to day in accordance with the investment objectives and policies of that Fund. The selection of investments for each Fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. SaBAM also provides administrative services for certain Funds.

Shares of each Fund are sold continuously by Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), each Fund's distributor. Shares may be purchased from the Funds' distributor, or from certain broker-dealers, financial intermediaries or financial institutions that have entered into an agreement with the Funds' distributor, or the distributor's financial consultants.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS
                             AND INVESTMENT POLICIES

The Prospectus describes each Fund's investment objective and principal investment policies. The discussion below provides additional information about each Fund's investment policies and the types of securities and other instruments in which each Fund may invest in order to achieve it investment objective. Of course, there is no guarantee that a Fund will achieve its investment objective. Investors should also read the "ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS" for a description of these and other investments and investment strategies that may be utilized by the Funds.

The investment objectives of Capital Fund, Investors Value Fund, New York Municipal Money Market Fund and Cash Management Fund are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The investment objectives of each of the other Funds are non-fundamental, which means that they may be changed without shareholder approval.

The investment policies described below are generally non-fundamental policies, which means that they may be changed without shareholder approval. However, certain policies, called fundamental policies or restrictions, may be changed only with shareholder approval. The fundamental policies of each Fund are described under "INVESTMENT RESTRICTIONS AND LIMITATIONS" in this SAI. Compliance with any policy or limitation for a Fund, other than limitations on borrowing, that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets for any other reason.

The 80% investment policies for each of the California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund are fundamental policies and may not be changed without shareholder approval. Although the 80% investment policies for each of High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Growth Fund and U.S. Government Fund may be changed without shareholder approval, each of these Funds has a policy requiring it to notify its shareholders at least 60 days prior to implementing a change to its 80% policy. For each Fund with an 80% policy, "related investments" include synthetic instruments, such as derivatives, that have economic characteristics similar to the securities in which the Fund invests and may also include securities collateralizing a repurchase agreement.

For a discussion of the investment practices highlighted below in BOLD ITALICS and the risks associated with these investment practices, see the descriptions of investment practices, organized alphabetically by investment practice, in "ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS."

ALL CAP VALUE FUND

The All Cap Value Fund seeks to achieve its objective through investment in COMMON STOCKS and common stock equivalents, including PREFERRED STOCKS and CONVERTIBLE SECURITIES. The Fund also invests to a lesser extent in bonds and other DEBT OBLIGATIONS.

The Fund may invest up to 25% of its assets in FOREIGN SECURITIES. The Fund may also invest up to 10% of its assets in securities of other INVESTMENT COMPANIES, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index such as an ETF.

When SaBAM believes that a defensive investment posture is warranted or when opportunities for capital growth do not appear attractive, the Fund may temporarily invest all or a portion of its assets in short-term MONEY MARKET INSTRUMENTS, including REPURCHASE AGREEMENTS. The Fund is authorized to engage in BORROWINGS in an amount up to 10% of its total assets for temporary or emergency purposes. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

BALANCED FUND

The Balanced Fund seeks to achieve its objective through investment in a broad range of EQUITY and FIXED INCOME SECURITIES of both U.S. and FOREIGN ISSUERS. However, under normal market conditions at least 40% of the Fund's assets are allocated to equity securities.

Up to 20% of the Fund's net assets may be invested in non-convertible fixed income securities that are rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") or BB or lower by Standard and Poors ("S&P") or Fitch, Inc. ("Fitch") or determined by SaBAM to be of comparable quality. These HIGH YIELD SECURITIES are commonly known as "junk bonds." There is no limit on the amount of the Fund's assets that can be invested in CONVERTIBLE SECURITIES rated below investment grade. Certain of the fixed income securities in which the Fund may invest may be DISTRESSED DEBT SECURITIES. In addition to corporate debt securities, the Fund may invest in U.S. GOVERNMENT SECURITIES and MORTGAGE-BACKED SECURITIES, the types and characteristics of which are set forth below in the discussion under "U.S. Government Fund" in this section of the SAI. The Fund may also purchase PRIVATELY ISSUED MORTGAGE SECURITIES which are not guaranteed by the U.S. government or its agencies or instrumentalities and corporate ASSET-BACKED SECURITIES.

Other fixed income securities in which the Fund may invest include ZERO COUPON BONDS, PIK BONDS and DEFERRED INTEREST BONDS.

The Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in FOREIGN SECURITIES, including DEPOSITORY RECEIPTS.

The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (See SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT). The Fund may invest in such Loans in the form of LOAN PARTICIPATIONS AND ASSIGNMENTS of all or a portion of Loans from third parties.

The Fund may enter into REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund may also enter into MORTGAGE "DOLLAR ROLLS." The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Fund may invest up to 15% of the value of its assets in ILLIQUID SECURITIES, such as restricted securities and securities that are not readily marketable. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (the "1933 Act"). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use all of the various investment strategies referred to as DERIVATIVES. With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund.

CALIFORNIA TAX FREE BOND FUND

The California Tax Free Bond Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers (MUNICIPAL OBLIGATIONS) that pay interest that is exempt from both California personal income taxes and federal income taxes, including the federal alternative minimum tax ("California municipal obligations"). As a fundamental policy, at least 80% of the Fund's assets will be invested in California municipal obligations under normal circumstances. California municipal obligations include municipal obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

Subject to the limitations set forth in the Prospectus, the Fund may invest up to 20% of its assets in municipal obligations subject to state and local taxes or the federal alternative minimum tax or in short-term debt securities such as
U. S. GOVERNMENT OBLIGATIONS, corporate obligations or COMMERCIAL PAPER that pay interest that is subject to state and local personal income taxes and federal income taxes, including the federal alternative minimum tax.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See "Description of Ratings" in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 10% of its net assets in ILLIQUID SECURITIES such as securities for which there is a limited trading market or which are RESTRICTED SECURITIES. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of "qualified institutional buyers," as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. The Fund may also invest in MUNICIPAL LEASE OBLIGATIONS. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Fund's Board.

Certain of the obligations that the Fund may purchase may have a FLOATING OR VARIABLE RATE of interest.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS, may purchase participation interests in MUNICIPAL OBLIGATIONS, futures contracts (see DERIVATIVES) and may purchase sell securities on a FIRM COMMITMENT BASIS, including WHEN-ISSUED SECURITIES, and make LOANS OF PORTFOLIO SECURITIES. The Fund may also engage in SHORT SALES of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into STANDBY COMMITMENTS with respect to securities held in its portfolio. Such transactions entitle the Fund to "put" its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other INVESTMENT COMPANIES.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality MONEY MARKET INSTRUMENTS and other short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

California Tax Free Bond Fund intends to invest a high proportion of its assets in California municipal obligations. Maximization of total return and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence California's economy and finances, which may in turn affect the State's financial plan. These forces may affect California unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. Other issuers or municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

The California economy has been in recession since 2001 and is continuing to experience a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in the stock markets, and is facing an estimated budget shortfall of approximately $35 billion for the 2003-2004 fiscal year. Addressing the anticipated budget shortfalls is expected to require significant spending cuts in virtually all parts of the State government. These cuts, combined with the weak economy, can be expected to adversely effect local government finances. Additionally, the State has proposed a $15 billion issuance of general obligation bonds to address, in part, the State's budget deficit and other obligations.

On July 24, 2003, Standard & Poor's Ratings Services announced that it had lowered its rating on $26.8 billion of California state general fund-supported general obligations from A to BBB and that it had lowered its rating on California's $6.7 billion of general fund lease-supported debt from A- to BBB.

The ratings of certain related debt of other issuers for which California has an outstanding lease, purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California continue to deteriorate, its credit ratings could be reduced further, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

For further information concerning the economy of California, see Appendix A to this SAI. The summary set forth above and in Appendix A is included for the purpose of providing a general description of the State of California credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy or timeliness of this information.

CAPITAL FUND

The Capital Fund invests primarily in EQUITY SECURITIES of U.S. companies. These companies may range in size from established large capitalization companies to medium sized companies. However, the Fund may also invest in SMALLER MARKET CAPITALIZATION COMPANIES at the beginning of their life cycles. The Investment Manager evaluates companies of all sizes but emphasizes those with both market capitalizations and market float above $1 billion. The Fund will not concentrate its investments in any particular industry.

The Fund may invest up to 20% of its assets in non-convertible securities rated below investment grade. These HIGH YIELD SECURITIES are commonly known as "junk bonds." There is no limit on the amount of the Fund's assets that can be invested in CONVERTIBLE SECURITIES rated below investment grade. The Fund may also invest up to 10% of its assets in DISTRESSED DEBT SECURITIES that are in default or that are subject to bankruptcy proceedings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund generally holds a portion of its assets in short-term FIXED INCOME SECURITIES (U.S. GOVERNMENT OBLIGATIONS or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include REPURCHASE AGREEMENTS with banks or brokers-dealers.

When management deems it appropriate, for temporary defensive purposes, the Fund may also invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SaBAM to be of comparable quality. See "Appendix C--Description of Ratings." To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SaBAM believes interest rates may decline.

The Fund may invest up to 10% of the value of its total assets in ILLIQUID SECURITIES such as securities for which there is a limited trading market or which are RESTRICTED SECURITIES. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of "qualified institutional buyers," as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

The Fund may invest up to 20% of its assets in FOREIGN SECURITIES.

The Fund may from time to time make LOANS OF PORTFOLIO SECURITIES to selected members of the New York Stock Exchange ("NYSE"). Such loans will not exceed 10% of the Fund's total assets taken at value.

The Fund may invest in REPURCHASE AGREEMENTS in an amount up to 25% of its total assets. The Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the Fund may engage in BORROWING in an amount of up to an aggregate of 15% of the value of its total assets at the time of borrowing. In addition, the Fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Fund's total assets. As a matter of operating policy, however, the Fund will not secure borrowings by more than 10% of the value of the Fund's total assets.

Although the Fund may not purchase or sell WARRANTS, the Fund may invest in debt or other securities which have warrants attached, provided that the value of those warrants does not exceed 10% of the value of the Fund's total assets.

As a hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the investment strategies referred to under "Additional Investment Activities and Risk Factors--DERIVATIVES."

The Fund may engage in SHORT SALES of securities "against the box."

CASH MANAGEMENT FUND

The Cash Management Fund is a money market fund that invests in high quality, U.S. dollar denominated short-term debt securities. The types of DEBT OBLIGATIONS in which the Cash Management Fund may invest include:

     (1) U.S. GOVERNMENT OBLIGATIONS which are issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof. The Fund will invest in such obligations only where SaBAM determines that the credit risk with respect to the issuer is minimal;

     (2) Obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets;

     (3) High-quality COMMERCIAL PAPER and other high-quality short-term debt obligations; and

     (4) SOVEREIGN AND SUPRANATIONAL DEBT, including obligations of the International Bank for Reconstruction and Development (also known as the "World Bank"), other supranational organizations and foreign governments and their agencies and instrumentalities, denominated in U.S. dollars.

The Fund may also enter into REPURCHASE AGREEMENTS with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than 397 days, the term of the repurchase agreement will always be less than or equal to 397 days.

The Fund will, as a fundamental policy, invest at least 25% of the current value of its total assets in BANK OBLIGATIONS (including bank obligations subject to repurchase agreements). However, if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for temporary defensive purposes, may invest less than 25% of its assets in bank obligations. Bank obligations that may be purchased by the Fund consist of obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

The COMMERCIAL PAPER that may be purchased by the Fund consists of direct obligations of domestic issuers which are: (i) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by one NRSRO if only one NRSRO has rated the security; or (ii) if not rated, deemed by SaBAM to be of comparable quality to commercial paper so rated.

The Fund's investments in corporate DEBT SECURITIES will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have 397 days or less remaining to maturity and are of an investment quality comparable to rated commercial paper in which the Fund may invest.

The Fund will purchase SUPRANATIONAL DEBT only if such obligations, in the opinion of SaBAM based on guidelines established by the Fund's Board, are of comparable quality to corporate obligations in which the Fund may invest. The Fund limits its investments in SOVEREIGN GOVERNMENTS to U.S. dollar-denominated commercial paper and other short-term notes issued or guaranteed by the governments of Western Europe (or by the agencies and instrumentalities of those governments), including the United Kingdom, Spain, Portugal, Greece, Austria, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Finland and Ireland, and of Australia, New Zealand, Japan and Canada.

The Fund may also invest in high quality, short-term MUNICIPAL OBLIGATIONS that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

Among the municipal obligations that the Fund may invest in are participation certificates in a MUNICIPAL LEASE OBLIGATION, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a state or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Certain investments in lease obligations may be ILLIQUID. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SaBAM, pursuant to guidelines which have been adopted by the Fund's Board and subject to the supervision of the Board, determines to be liquid.

The Fund may invest in FLOATING AND VARIABLE RATE OBLIGATIONS with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days.

The Fund may also invest in VARIABLE AMOUNT MASTER DEMAND NOTES. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Fund may also purchase ASSET-BACKED SECURITIES. Any asset-backed securities held by the Fund must comply with its credit quality requirements and be deemed to have a maturity of 397 days or less in accordance with applicable regulations.

The Fund may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES.

In view of the fundamental policy of the Fund to invest at least 25% of its assets in BANK OBLIGATIONS, except for temporary defensive purposes as described above, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail.

The Fund is not authorized to use any of the various investment strategies referred to under "Additional Investment Activities and Risk
Factors--DERIVATIVES."

The Investment Manager seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Investment Manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the Investment Manager will consider such an event in determining whether the Fund should continue to hold the security. The policy of the Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high PORTFOLIO TURNOVER. A higher rate of portfolio turnover results in increased transaction costs to the Fund in the form of dealer spreads.

HIGH YIELD BOND FUND

The High Yield Bond Fund invests, under normal market conditions, at least 80% of its assets in high yield bonds and related investments. Certain of the HIGH YIELD SECURITIES purchased by the Fund may be rated as low as "C" by Moody's or "D" by S&P or may be comparable to securities so rated. The lower-rated bonds in which the Fund may invest are commonly referred to as "junk bonds." The Fund may also invest up to 35% of its total assets in SOVEREIGN DEBT issued by emerging market governmental entities or agencies. The Fund may also invest to a limited extent in DISTRESSED DEBT SECURITIES.

The Fund may also invest in ZERO COUPON SECURITIES and PIK BONDS, which involve special risk considerations.

The Fund may invest a portion of its assets in LOAN PARTICIPATIONS AND ASSIGNMENTS.

The Fund may invest up to 20% of its assets in COMMON STOCK, CONVERTIBLE SECURITIES, WARRANTS, PREFERRED STOCK or other EQUITY SECURITIES when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of FIXED-INCOME SECURITIES which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SaBAM, such purchase is appropriate.

In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term MONEY MARKET INSTRUMENTS. Such instruments may include
U. S. GOVERNMENT OBLIGATIONS; COMMERCIAL PAPER of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SaBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations. For temporary defensive purposes, the Fund may invest without limit in such instruments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES.

The Fund may invest up to 10% of the value of its total assets in ILLIQUID SECURITIES, including securities for which there is a limited trading market or which are restricted securities. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of "qualified institutional buyers," as defined in Rule

144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

INTERNATIONAL EQUITY FUND

The International Equity Fund seeks to achieve its objective, by investing under normal circumstances, at least 80% of its assets in EQUITY SECURITIES and equity-related FOREIGN SECURITIES, including developing or EMERGING MARKET SECURITIES, and related investments. Equity and equity-related securities include COMMON STOCK, CONVERTIBLE SECURITIES that are convertible into common stock, and trust or limited partnership interests, as well as securities purchased directly or in the form of sponsored American Depository Receipts, European Depository Receipts or other similar securities representing common stock of non-U.S. issuers (see DEPOSITORY RECEIPTS). Generally, the Fund invests in a wide range of countries and emphasizes well-established companies with market capitalizations of $750 million or more. Under normal circumstances, the Fund invests in companies in at least three foreign markets. However, the Fund may invest up to 15% of its assets in the securities of issuers located in the U.S. In addition, the Fund emphasizes investments in developed markets, but may also invest up to 15% of its assets in companies located in developing countries.

Investing in foreign securities involves special considerations which are not typically associated with investing in the securities of U.S. issuers. To the extent that the Fund invests significantly in one country, the risks associated with foreign investments are more pronounced.

The Fund may invest up to 15% of the value of its total assets in ILLIQUID SECURITIES such as securities for which there is a limited trading market or which are restricted securities. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of "qualified institutional buyers," as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund may also enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS and may make LOANS OF PORTFOLIO SECURITIES in an amount not exceeding 33 1/3 % of the value of its net assets.

The Fund may also use all of the investment strategies referred to under "Additional Investment Activities and Risk Factors--DERIVATIVES."

INVESTORS VALUE FUND

The Investors Value Fund maintains a portfolio of securities diversified among industries and companies, although the Fund may invest up to 25% of its net assets in any one industry. The Fund primarily purchases securities traded on the New York Stock Exchange or other national securities exchanges, but also securities traded in the over-the-counter market.

The Fund may invest up to 10% of the value of its total assets in ILLIQUID SECURITIES, such as restricted securities and securities that are not readily marketable. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of "qualified institutional buyers," as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

The Fund may invest up to 20% of its assets in FOREIGN SECURITIES, including securities of EMERGING MARKET ISSUERS. The Fund may invest in various types of FIXED INCOME SECURITIES, including from time to time up to 5% of its net assets in non-convertible HIGH YIELD SECURITIES rated below investment grade by S&P and Moody's or comparable unrated securities, with no minimum rating required. There is no limit on the amount of the Fund's assets that can be invested in CONVERTIBLE SECURITIES rated below investment grade. Certain of the fixed-income securities in which the Fund may invest may be DISTRESSED DEBT SECURITIES.

From time to time, the Fund may make LOANS OF PORTFOLIO SECURITIES to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Fund's total assets, taken at value.

The Fund may invest in REPURCHASE AGREEMENTS in an amount up to 25% of its total assets. In addition, in order to meet redemption requests or as a temporary measure, the Fund may engage in BORROWINGS in an amount up to an aggregate of 5% of its total assets taken at cost or value, whichever is less. The Fund shall borrow only from banks.

As a hedge against either a decline in the value of securities included in the Fund's portfolio or against an increase in the price of securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the various investment strategies referred to under "Additional Investment Activities and Risk Factors--DERIVATIVES."

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in EQUITY SECURITIES of U.S. large cap issuers. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers large cap issuers to be issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United States equity market. The Fund may invest up to 20% of its assets in SMALLER MARKET CAPITALIZATION COMPANIES.

The Fund may invest up to 15% of its assets in FOREIGN SECURITIES, including securities of EMERGING MARKET ISSUERS. The Fund may also invest up to 15% of its assets in ILLIQUID SECURITIES such as securities for which there is a limited trading market or which are restricted securities. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of "qualified institutional buyers," as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS and make LOANS OF PORTFOLIO SECURITIES in each case in an amount not exceeding 33 1/3% of the value of its net assets.

The Fund may also use all of the investment strategies referred to under "Additional Investment Activities and Risk Factors--DERIVATIVES."

MID CAP FUND

The Mid Cap Fund invests primarily in EQUITY SECURITIES of medium sized companies. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. A company is considered medium sized if its market capitalization at the time of purchase is within the range of the market capitalizations of companies in the Standard & Poor's MidCap 400 Index (the "Index"), an index of medium capitalization stocks, although the company is not required to be included in the Index. The size of the companies in the Index changes with market conditions and the composition of the Index. The Fund's equity securities may include COMMON STOCKS, CONVERTIBLE SECURITIES which are convertible into common stocks, PREFERRED STOCKS and WARRANTS.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and other FIXED-INCOME SECURITIES when SaBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SaBAM to be of equivalent quality. See Appendix C to this SAI for a description of such ratings. The Fund may also invest up to 20% of its total assets in equity FOREIGN SECURITIES, including equity securities of EMERGING MARKET ISSUERS.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (U.S. GOVERNMENT OBLIGATIONS or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include REPURCHASE AGREEMENTS with banks or broker/dealers. When SaBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of long-term growth of capital.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund may engage in SHORT SALES of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in other INVESTMENT COMPANIES.

The Fund may invest up to 15% of the value of its net assets in ILLIQUID SECURITIES such as securities for which there is a limited trading market or which are restricted securities. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of "qualified institutional buyers," as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use the various investment strategies referred to under "Additional Investment Activities and Risk
Factors--DERIVATIVES."

NATIONAL TAX FREE BOND FUND

The National Tax Free Bond Fund seeks to meet its objective by investing in MUNICIPAL OBLIGATIONS that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the its assets in tax-exempt municipal obligations. These obligations may include municipal obligations of Puerto Rico and other U.S. territories.

Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that pay interest subject to the federal alternative minimum tax and in other short-term debt securities, such as COMMERCIAL PAPER or other corporate or U.S. GOVERNMENT OBLIGATIONS that pay interest that is subject to federal income taxes.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 15% of its net assets in ILLIQUID SECURITIES such as restricted securities or securities that are not readily marketable. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of "qualified institutional buyers" as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. The Fund may also invest in MUNICIPAL LEASE OBLIGATIONS. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

The Fund may purchase and sell securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES.

The Fund may enter into REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, may purchase futures contracts (see DERIVATIVES) and may make LOANS OF PORTFOLIO SECURITIES. The Fund may also engage in SHORT SALES of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may enter into STANDBY COMMITMENTS with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other INVESTMENT COMPANIES.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality MONEY MARKET INSTRUMENTS and other short-term instruments. These investments may result in a lower yield than would be available from a lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

NEW YORK MUNICIPAL MONEY MARKET FUND

The types of MUNICIPAL OBLIGATIONS in which the New York Municipal Money Market Fund may invest include:

     (1) Municipal COMMERCIAL PAPER that is rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P or, if not rated, is, in the opinion of SaBAM based on guidelines established by the Fund's Board, of comparable quality to rated municipal commercial paper in which the Fund may invest (see 'Description of Ratings' in Appendix C);

     (2) Municipal notes that are rated "MIG 1", "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of variable rate demand notes), "P-1", "P-2" or "Aa" or better by Moody's or "SP-1", "SP-2", "A-1", "A-2" or "AA" or better by S&P or, if not rated, are, in the opinion of SaBAM based on guidelines established by the Funds' Board, of investment quality comparable to rated municipal notes in which the Fund may invest; and

     (3) Municipal bonds which are rated "Aa" or better by Moody's or "AA" or better by S&P or, if not rated, are, in the opinion of SaBAM based on guidelines established by the Series, of comparable quality to rated municipal bonds in which the Fund may invest.

As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in high-quality, short-term New York municipal obligations, which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) and related investments. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income taxes, but may be subject to the federal alternative minimum tax. To the extent not so invested, the remaining 20% of the Fund's assets may be invested in high quality, short-term MONEY MARKET INSTRUMENTS, the income from which is subject to New York and federal income taxes. However, the Fund currently intends to invest substantially all of its assets in municipal obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and New York City. See 'Additional Information Concerning Taxes.' To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase municipal obligations issued by other states, their agencies and instrumentalities.

Taxable money market instruments that may be purchased by the Fund include U.S. GOVERNMENT OBLIGATIONS which are issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof; obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets; high quality commercial paper and other high quality short-term debt obligations; and SOVEREIGN DEBT AND OBLIGATIONS OF SUPRANATIONAL ENTITIES, including obligations of the World Bank, other supranational organizations and foreign governments and their agencies and instrumentalities.

For a discussion of the government obligations, bank obligations and World Bank and other supranational and foreign government obligations in which the Fund may invest, see the description under "Cash Management Fund" in this section of the SAI.

The COMMERCIAL PAPER that may be purchased by the Fund consists of direct obligations of domestic and foreign issuers which are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P or (ii) if not rated, are issued or guaranteed as to principal and interest by issuers having an extensive debt security rating of "Aa" or better by Moody's or "AA" or better by S&P or are, in the opinion of SaBAM, of comparable quality to rated commercial paper in which the Fund may invest. The corporate DEBT SECURITIES in which the Fund may invest will consist of non-convertible corporate debt securities such as bonds and debentures which are rated "Aa" or better by Moody's or "AA" or better by S&P or are, in the opinion of SaBAM, of comparable quality to rated debt securities in which the Fund may invest. The Fund may also enter into REPURCHASE AGREEMENTS with respect to the taxable obligations identified above. Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

If at some future date, in SaBAM's opinion, adverse conditions prevail in the market for municipal obligations exempt from federal income tax (not including the federal alternative minimum tax) and from the personal income taxes of the State of New York and New York City, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in municipal obligations issued by other states, their agencies or instrumentalities or in taxable money market instruments. Moreover, if at some future date, in the opinion of SaBAM, adverse conditions in the market for municipal securities generally should prevail, the Fund may temporarily invest more than 20% of its assets in cash reserves or in taxable money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax (not including the federal alternative minimum tax) and the personal income taxes of New York State and New York City may not be achieved.

Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but, in order to be purchased by the Fund and other money market funds, have features reducing their deemed maturity to 397 days or less from the date of purchase by the Fund. Municipal commercial paper that may be purchased by the Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks and other institutions.

The interest on private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Although the Fund's classification as a "NON-DIVERSIFIED" investment company means that the proportion of the Fund's assets that are permitted to be invested in the securities of a single issuer is not limited by the 1940 Act, as a money market fund, the Fund is required to limit its investments so that with regard to 75% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 25% of total assets, no more than 5% of total assets are invested in the securities of a single issuer unless such securities meet certain credit quality requirements. Because the Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds.

From time to time the Fund may invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by assets and revenues of non-governmental users.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor SaBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The Fund may invest without limitation in BANK OBLIGATIONS including those that are guaranteed or have other credit support provided by a foreign bank. The Fund's ability to receive payment with respect to any such guarantee or other credit support may involve certain risks, such as future political, social and economic developments, less governmental supervision and regulation, market liquidity differences, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the guarantee or other credit support and the difficulty of obtaining or enforcing a judgment against the bank.

Certain of the obligations that the Fund may purchase may be FLOATING AND VARIABLE RATE INSTRUMENTS.

The Fund may purchase PARTICIPATION CERTIFICATES issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund.

The Fund may invest in MUNICIPAL LEASE OBLIGATIONS. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SaBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The Fund may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES.

The Fund may enter into STANDBY COMMITMENTS with respect to securities held in its portfolio. Such transactions entitle the Fund to "put" its securities at an agreed upon price within a specified period of time prior to their maturity date.

The Fund is not authorized to use the various investment strategies referred to under "Additional Investment Activities and Risk Factors--DERIVATIVES."

The Investment Manager seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Investment Manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the Investment Manager will consider such an event in determining whether the Fund should continue to hold the security. The policy of the Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high PORTFOLIO TURNOVER. A higher rate of portfolio turnover results in increased transaction costs to the Fund in the form of dealer spreads.

The Fund intends to invest a high proportion of its assets in New York municipal obligations and as a result is susceptible to events and risks affecting the New York market. The Fund's ability to achieve its investment objective is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. Other issuers of municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

As anticipated, the September 11th terrorist attacks in 2001 had an even more devastating impact on the State economy than on the national economy as a whole. The combination of aggressive austerity measures and one-time Federal aid, New York projects a balanced budget for its 2003-2004 fiscal year. The state faces challenges with respect to its 2004-2005 fiscal year, though New York expects that disbursements will substantially exceed receipts during that period, due largely to increases in government spending on entitlement programs and the failure of tax law changes to generate the anticipated level of increased revenue.

While there has been recent improvement in the national economic forecast and New York's financial sector has begun to show signs of recovery, the volatility of the financial markets remains a significant source of risk to the State's economic forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies could weaken the state's recovery, which could, in turn, result in slower employment and income growth than projected.

For further information concerning the New York economy see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of New York's credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.

NEW YORK TAX FREE BOND FUND

The New York Tax Free Bond Fund seeks its objective by investing in New York MUNICIPAL OBLIGATIONS that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances at least 80% of the Fund's assets are invested in New York municipal obligations. New York municipal obligations include municipal obligations of New York State and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that are subject to New York state and local taxes and/or the federal alternative minimum tax and in short-term FIXED-INCOME SECURITIES that pay interest that is subject to federal income taxes, including corporate debt securities and U.S. GOVERNMENT OBLIGATIONS. These investments may include COMMERCIAL PAPER, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See "Description of Ratings" in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 10% of it net assets in ILLIQUID SECURITIES, such as restricted securities or securities that are not readily marketable. As more fully described herein, the Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of "qualified institutional buyers," as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. The Fund may also invest in MUNICIPAL LEASE OBLIGATIONS. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

Certain of the obligations that the Fund may purchase may be FLOATING AND VARIABLE RATE INSTRUMENTS.

The Fund may enter into REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, may purchase futures contracts (DERIVATIVES), may purchase and sell securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund may also engage in SHORT SALES of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into STANDBY COMMITMENTS with respect to securities held in its portfolio. Such transactions entitle the Fund to "put" its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other INVESTMENT COMPANIES.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality MONEY MARKET INSTRUMENTS and other short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

As the New York Tax Free Bond Fund invests a high proportion of its assets in municipal obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities, maximization of total return consistent with the preservation of capital is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. Other issuers of municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

As anticipated, the September 11th terrorist attacks in 2001 had an even more devastating impact on the State economy than on the national economy as a whole. The combination of aggressive austerity measures and one-time Federal aid, New York projects a balanced budget for its 2003-2004 fiscal year. The state faces challenges with respect to its 2004-2005 fiscal year, though New York expects that disbursements will substantially exceed receipts during that period, due largely to increases in government spending on entitlement programs and the failure of tax law changes to generate the anticipated level of increased revenue.

For further information concerning the New York economy see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of New York credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in EQUITY SECURITIES of SMALLER MARKET CAPITALIZATION COMPANIES. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers companies with market capitalizations at the time of purchase by the Fund similar to that of companies included in the Russell 2000 Growth Index to be smaller market capitalization companies. The Russell 2000 Growth Index includes companies with market capitalizations below the top 1,000 stocks of the equity market. The Fund also may invest up to 20% of its total assets in equity securities of FOREIGN ISSUERS.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and other DEBT OBLIGATIONS when SaBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SaBAM to be of equivalent quality. See Appendix C to this SAI for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (U.S. GOVERNMENT OBLIGATIONS or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include REPURCHASE AGREEMENTS with banks or broker/dealers. When SaBAM deems it appropriate, for temporary defensive purposes due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Fund may enter into REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund may engage in SHORT SALES of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in other INVESTMENT COMPANIES.

The Fund may invest up to 15% of the value of its total assets in ILLIQUID SECURITIES, such as restricted securities and securities that are not readily marketable. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of "qualified institutional buyers," as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund may invest in DERIVATIVES contracts, including futures contracts. While the Fund does not use derivatives as a primary investment technique, the Fund will not limit their use to hedging, and will use derivatives for a variety of purposes, including as a substitute for buying and selling securities and to increase its return as a non-hedging strategy that may be considered speculative.

STRATEGIC BOND FUND

The Strategic Bond Fund invests primarily in a globally diverse portfolio of FIXED INCOME SECURITIES. Under normal circumstances, the Fund invests at least 80% of its assets in bonds and related investments. In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term MONEY MARKET INSTRUMENTS (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). If at some future date, in the opinion of SaBAM, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth in the discussion under "Cash Management Fund" in this section of the SAI. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

In pursuing the Fund's investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, which are HIGH YIELD SECURITIES commonly known as "junk bonds." Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although SaBAM does not anticipate investing in excess of 75% of the Fund's assets in domestic and EMERGING MARKET debt securities that are rated below investment grade, the Fund may invest a greater percentage in such securities when, in SaBAM's determination, the yield available from such securities outweighs their additional risks. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in such securities.

Certain of the debt securities in which the Fund may invest may be rated as low as "C" by Moody's or "D" by S&P or may be considered comparable to securities having such ratings, or may be DISTRESSED DEBT SECURITIES.

The HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES in which the Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including BRADY BONDS, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SaBAM expects that these countries will consist primarily of those that have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the HIGH YIELD SECURITIES of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. SaBAM anticipates that the Fund's investments in SOVEREIGN DEBT will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SaBAM also expects to take advantage of additional opportunities for investment in the debt of certain African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

The Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in FOREIGN SECURITIES (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund's assets that can be invested in non-dollar denominated securities. SaBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in foreign securities. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Additional Information Concerning Taxes." The ability to spread its investments among the FIXED-INCOME SECURITIES markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Fund's exposure to a single market. The Fund may also invest in SOVEREIGN DEBT OBLIGATIONS AND SUPRANATIONAL OBLIGATIONS. The Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

The Fund may invest in ZERO COUPON SECURITIES, PIK BONDS and LOAN PARTICIPATIONS AND ASSIGNMENTS.

The types and characteristics of the U.S. GOVERNMENT OBLIGATIONS and MORTGAGE BACKED SECURITIES to be purchased by the Fund are set forth under "U.S. Government Fund" in this section of the SAI. In addition, the Fund may purchase PRIVATELY ISSUED MORTGAGE securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase STRIPPED MORTGAGE SECURITIES, including interest-only and principal-only securities. The Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.

The Fund may invest up to 20% of its assets in COMMON STOCK, CONVERTIBLE SECURITIES, WARRANTS, PREFERRED STOCK or other EQUITY SECURITIES when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of FIXED-INCOME SECURITIES which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SaBAM's opinion such purchase is appropriate.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into MORTGAGE "DOLLAR ROLLS."

The Fund may invest up to 15% of the value of its total assets in ILLIQUID SECURITIES, such as restricted securities and securities that are not readily marketable. The Fund may purchase RULE 144A SECURITIES, including such securities for which there is a secondary market of "qualified institutional buyers," as defined in Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use all of the various investment strategies referred to under "Additional Investment Activities and Risk
Factors--DERIVATIVES." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund.

U.S. GOVERNMENT FUND

The U.S. Government Fund seeks to attain its objective by investing, under normal circumstances, substantially all of its assets in U.S. GOVERNMENT OBLIGATIONS, including DEBT OBLIGATIONS and MORTGAGE-BACKED SECURITIES issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The securities in which the Fund may invest are:

     (1) U.S. Treasury obligations;

     (2) U.S. Government obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

     (3) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), popularly known as "Ginnie Maes," that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), commonly known as "Fannie Maes";

     (5) COLLATERALIZED MORTGAGE OBLIGATIONS issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed:
     (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government;

     (6) REPURCHASE AGREEMENTS collateralized by any of the above; and

     (7) DERIVATIVE contracts (such as futures and options) relating to any of the above.

Any guarantee of the securities in which the Fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of shares of the Fund. Neither the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the U.S. Government Fund will receive the originally anticipated yield on the security. In addition, to the extent that the guarantee is not backed by the full faith and credit of the U.S. Government, there is no assurance that the agency issuing the guarantee will be able to honor its obligations. Investors should note that shares of the Fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities.

From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the U.S. Government Fund invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages, as well as scheduled and unscheduled payments of principal of the underlying mortgages.

The U.S. Government Fund currently expects that it will maintain an average portfolio effective duration of between one and a half and four and a half years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The Fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon SaBAM's determination of how best to achieve the Fund's investment objective. With respect to mortgage-backed securities in which the Fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually.

While the Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks.

The Fund may enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS, may purchase securities on a FIRM COMMITMENT basis, including WHEN-ISSUED SECURITIES, and may make LOANS OF PORTFOLIO SECURITIES. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into MORTGAGE "DOLLAR ROLLS."

The Fund may invest up to 15% of the value of its total assets in ILLIQUID SECURITIES, such as restricted securities and securities that are not readily marketable.

                ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

This section contains a discussion of certain investment practices and certain of the risks associated with those practices in which the Funds may invest, and supplements the description of the Funds' investments and risks contained in the Prospectus and under "Additional Information on Fund Investments and Investment Policies" in this SAI. Investment practices are listed alphabetically, and cross-references between related investment practices are included for ease of reference. A Fund may, but need not, invest in all of the investments and utilize all of the investment techniques described here or in the Fund's Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Investment Manager's investment strategies for the Funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the Investment Manager's opinion, make economic sense.

ADJUSTABLE RATE MORTGAGE SECURITIES

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.


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

BANK OBLIGATIONS

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. None of the Funds will purchase bank obligations which the Investment Manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments. SEE ALSO FOREIGN SECURITIES IN THIS SECTION.

BORROWING

Each of the Funds may borrow in certain limited circumstances. See "Investment Restrictions and Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Investment Manager's strategy and the ability of the Fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a Fund expense and will reduce the value of a Fund's shares. SEE ALSO REVERSE REPURCHASE AGREEMENTS IN THIS SECTION.

BRADY BONDS

Certain funds also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the "residual risk"). SEE ALSO FOREIGN SECURITIES AND FOREIGN ISSUERS IN THIS SECTION.

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass- throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government and, if available in the future, the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income and Strategic Bond Funds have no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds ("PAC Bonds") are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment


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

experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually one to 270 days) unsecured promissory notes issues by corporations in order to finance their current operations. SEE ALSO MASTER DEMAND NOTES AND VARIABLE AMOUNT MASTER DEMAND NOTES.

COMMON STOCK

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

CONVERTIBLE SECURITIES

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities - that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

DEBT OBLIGATIONS OR SECURITIES

All of the Funds may invest to some extent in debt obligations. Debt obligations include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Debt obligations are typically fixed-income obligations, but may have a variable or adjustable rate of interest. Changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have


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

speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See "High Yield Securities" below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

SEE THE FOLLOWING BELOW FOR A DESCRIPTION OF VARIOUS TYPES OF DEBT OBLIGATIONS IN WHICH CERTAIN OF THE FUNDS MAY INVEST: ADJUSTABLE RATE MORTGAGE SECURITIES, ASSET-BACKED SECURITIES, BRADY BONDS, BANK OBLIGATIONS, COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS THROUGH SECURITIES, DEFERRED INTEREST BONDS, FLOATING AND VARIABLE RATE INSTRUMENTS, HIGH YIELD SECURITIES, INVERSE FLOATING RATE OBLIGATIONS, LOAN PARTICIPATIONS AND ASSIGNMENTS, MONEY MARKET INSTRUMENTS, MORTGAGE BACKED SECURITIES, MUNICIPAL LEASE OBLIGATIONS, MUNICIPAL OBLIGATIONS, PARTICIPATION INTERESTS AND CERTIFICATES, PRIVATELY ISSUED MORTGAGE SECURITIES, STRIPPED MORTGAGE SECURITIES, STRUCTURED INSTRUMENTS, U.S. GOVERNMENT OBLIGATIONS, ZERO COUPON BONDS, PIK BONDS AND DEFERRED PAYMENT SECURITIES.

DEFERRED INTEREST BONDS

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. SEE ALSO ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES IN THIS SECTION.

DEPOSITORY RECEIPTS

Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt. SEE ALSO FOREIGN SECURITIES AND FOREIGN ISSUERS IN THIS SECTION.


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

DERIVATIVES

Certain of the Funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain.

A Fund may purchase and sell interest rate, single stock, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter ("OTC") put and call options on securities, currencies, futures contracts, indices and other financial instruments; enter into interest rate transactions, equity swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed in the future to the extent that the Investment Manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps and options on currencies.

The Funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Funds, from registration as a "commodity pool operator" with respect to the Funds under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the Fund under the Commodity Exchange Act. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. See "Use of Segregated and Other Special Account" below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See "Risk Factors" below. The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. See "Additional Information Concerning Taxes."

CURRENCY TRANSACTIONS. A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A Fund may enter into currency transactions only with counterparties that the Investment Manager deems to be creditworthy.

A Fund may enter into currency forward contracts when the Investment Manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.


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

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

FUTURES CONTRACTS. A Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of a Fund's long futures and options positions (futures contracts on single stocks, stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

INTEREST RATE FUTURES CONTRACTS. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Investment Manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

SINGLE STOCK FUTURES. Recent legislation permits the trading on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or "SFCs". As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

OPTIONS. In order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write "covered" put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write "covered" put and call options on securities, indices, currencies and other financial instruments. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is "covered" if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, including options on securities, currencies and financial instruments generally settle for cash, although physical settlement maybe required in some cases. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the Investment Manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(A) OPTIONS ON STOCKS AND STOCK INDICES. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, a Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange ("NYSE") Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

     If the Investment Manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

(B) OPTIONS ON CURRENCIES. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in "Currency Transactions."

(C) OPTIONS ON FUTURES CONTRACTS. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor, which preserve a certain return within a predetermined range of values.

A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Investment Manager deems to be creditworthy. The Investment Manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Investment Manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Investment Manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts" below.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

INDEXED SECURITIES. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

COMBINED TRANSACTIONS. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Investment Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Investment Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's objective.

RISK FACTORS ASSOCIATED WITH DERIVATIVES. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or


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

restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES. When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to


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

its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Investors should note that a Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission ("SEC"), the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

DISTRESSED DEBT SECURITIES

SEE THE DISCUSSION UNDER HIGH YIELD SECURITIES IN THIS SECTION.

EMERGING MARKET SECURITIES OR ISSUERS

SEE THE DISCUSSION UNDER FOREIGN SECURITIES AND FOREIGN ISSUERS IN THIS SECTION.

EQUITY EQUIVALENTS OR ETFS

Equity Equivalents or ETFs (so called because they are traded on a stock exchange) are investment company securities that enable investors to purchase or sell shares representing a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such ETFs include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security would be expected to also lose value.

Unlike shares of typical mutual funds or unit investment trusts, however, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, because the portfolios held by ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day, trading prices of these index-based ETFs tend to closely tract the actual net asset value of the underlying portfolios. In the future, as new products become available, the Funds may invest in ETFs that are based on fixed income indices or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a Fund's investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund's assets across a broad range of equity securities.

To the extent the Fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Additionally, a Fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability. SEE INVESTMENT COMPANIES IN THIS SECTION.

EQUITY SECURITIES

SEE THE DISCUSSIONS UNDER COMMON STOCK, CONVERTIBLE SECURITIES, EQUITY EQUIVALENTS, PREFERRED STOCK, REAL ESTATE INVESTMENT TRUSTS, SMALLER MARKET CAPITALIZATION COMPANIES, AND WARRANTS IN THIS SECTION.

ETFS

SEE EQUITY EQUIVALENTS IN THIS SECTION.

FIRM COMMITMENTS

Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. SEE ALSO STAND-BY COMMITMENTS, TBA PURCHASE COMMITMENTS AND WHEN-ISSUED SECURITIES IN THIS SECTION.

FIXED INCOME SECURITIES

SEE DEBT OBLIGATIONS IS THIS SECTION.

FLOATING AND VARIABLE RATE INSTRUMENTS

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as the fixed-income securities which the Fund is otherwise permitted to purchase. The Investment Manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund's custodian. SEE VARIABLE AMOUNT MASTER DEMAND NOTES IN THIS SECTION.

FOREIGN SECURITIES AND FOREIGN ISSUERS

Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible sub-custodians," as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. For example, Argentina has been struggling to reform its economy and restructure its government debt obligations. This restructuring along with a weak economy have had negative implications for Argentina's stock market. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund's portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund. SEE DEPOSITORY RECEIPTS, OBLIGATIONS OF SUPRANATIONAL ENTITIES AND SOVEREIGN DEBT IN THIS SECTION. SEE ALSO HIGH YIELD SOVEREIGN DEBT SECURITIES UNDER HIGH YIELD SECURITIES IN THIS SECTION.

HIGH YIELD SECURITIES

The High Yield Bond Fund and the Strategic Bond Fund may invest up to all of the Funds' total assets in domestic and foreign "high yield" securities, commonly known as "junk bonds." The Investors Fund, Capital Fund and Balanced Fund may invest without limitation in convertible securities of this type and up to 5%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix C. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities


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

contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See "Foreign Securities" above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. SEE FOREIGN SECURITIES AND FOREIGN ISSUERS IN THIS SECTION.

DISTRESSED DEBT SECURITIES. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment Manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Fund will generally make such investments only when the Investment Manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will received new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by the Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan or reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally invest more than 5% of


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their assets in securities that are already in default or subject to bankruptcy proceedings, although the Capital Fund may invest up to 10% of its assets in such securities.

ILLIQUID SECURITIES

Certain Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. Restricted securities are generally securities that have been sold in the United States without registration under applicable securities laws, and are thus subject to restrictions on resale, except for those eligible for resale under Rule 144A. If a Fund must sell restricted securities at times which otherwise might be considered to be disadvantageous (to satisfy redemptions, for example), the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities. A Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund.

If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. SEE ALSO RULE 144A SECURITIES IN THIS SECTION.

INVESTMENT COMPANIES

A Fund may from time to time invest in securities of other investment companies, subject to applicable statutory and regulatory limitations.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above, and upon sale there may be substantial market discounts below, the value of such companies' portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the Investment Manager determines that the potential benefits of such investment justify the payment of any applicable premiums. SEE EQUITY EQUIVALENTS AND ETFS IN THIS SECTION.

INVERSE FLOATING RATE OBLIGATIONS

Inverse floating rate obligations, or "inverse floaters" have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a Loan Participation, the Fund typically will have a contractual relationship only with the Lender that sold the Participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and


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only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Each Fund's Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Fund's Board, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and of the Lender; (ii) the current interest rate, the period until next rate reset and the maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See "Net Asset Value."

LOANS OF PORTFOLIO SECURITIES

The procedure for the lending of portfolio securities by a Fund to brokers or dealers or other financial institutions will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities, money market funds or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If a Fund receives securities as collateral, the Fund will receive a fee from the Borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and, if unpaid, the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the Fund or the borrower at any time. A Fund will receive the equivalent of any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities by terminating the loan. Because the borrower may terminate a loan at any time and return the loaned security to a Fund, a Fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the Fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager the consideration to be earned from such loans would justify the risk.


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

MASTER DEMAND NOTES

Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time. However, a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. SEE ALSO VARIABLE AMOUNT MASTER DEMAND NOTES IN THIS SECTION.

MONEY MARKET INSTRUMENTS

Money market instruments are short term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities, repurchase agreements and certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. Money market instruments also include commercial paper and bankers acceptances and bank time deposits. Bankers acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. SEE ALSO BANK OBLIGATIONS, COMMERCIAL PAPER, MASTER DEMAND NOTES, STRUCTURED INSTRUMENTS, U.
S. GOVERNMENT OBLIGATIONS AND VARIABLE AMOUNT MASTER DEMAND NOTES IN THIS
SECTION.

MORTGAGE-BACKED SECURITIES

The following describes certain characteristics of mortgage-backed securities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that a Fund may invest in those new types of mortgage-backed securities to the extent consistent with its investment objectives.

BACKGROUND. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

YIELD CHARACTERISTICS. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower


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yield than other available instruments. As a result, mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or "TBA" basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae ("Ginnie Mae Certificates"), the Federal National Mortgage Association ("Fannie Mae Certificates") and Freddie Mac ("Freddie Mac Certificates").

GINNIE MAE CERTIFICATES. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ("FHA Loans") or Veterans' Administration Loans ("VA Loans") and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

FREDDIE MAC CERTIFICATES. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any


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offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

MORTGAGE DOLLAR ROLLS

In mortgage "dollar rolls" a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a mortgage "dollar roll," it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

MUNICIPAL LEASE OBLIGATIONS

California Tax Free Bond Fund, Cash Management Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "nonappropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. SEE MUNICIPAL OBLIGATIONS IN THIS SECTION.

MUNICIPAL OBLIGATIONS

Municipal obligations include municipal bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States (including, for example, the District of Columbia, Puerto Rico, Guam and certain Native American tribes) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).

Municipal Obligation bonds generally have a maturity at the time of issue of one year or more and are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain


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funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) municipal obligations issued to finance housing, electrical utilities and hospitals (although a Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on municipal obligations held by a Fund.

The ability of an issuer of municipal obligations to fulfill its payment obligations may be adversely affected by political and economic conditions and other developments. A significant portion of a Fund's assets may be invested, from time to time, in municipal securities of issuers concentrated in a particular region or industry. You should be aware that these Funds, including those that invest primarily in municipal obligations of issuers located in California or New York, may invest, from time to time, a significant portion of their assets in municipal obligations issued by Puerto Rico or other U.S. territories. Such securities may be adversely affected by factors particular to issuers located in those areas.

Municipal Obligation notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most Municipal Obligation notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal Obligation notes generally have maturities of one year or less. Municipal Obligation notes include:

     1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

     2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

     3. Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

     4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes. Bond Anticipation Notes are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal Obligation commercial paper typically represents short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various municipal obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

The secondary market for municipal obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of funds to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities.

In determining the tax status of interest on municipal obligations, the Investment Manager relies without independent review on opinions rendered at the time of issuance of bond counsel who may be counsel to the issuer. SEE MUNICIPAL LEASE OBLIGATIONS IN THIS SECTION.

NON-DIVERSIFICATION

Each of the California Tax Free Bond Fund, Capital Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund is classified as a "non-diversified" fund under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each of the Funds, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company and New York Municipal Money Market Fund intends to comply with the diversification requirements for money market funds. To the extent the Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

PARTICIPATION INTERESTS AND CERTIFICATES

California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may purchase from banks, insurance companies or other financial institutions on behalf of each Fund participation interests in all or part of specific holdings of municipal obligations. These Funds have the right to sell the participation interest back to the institution and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying municipal obligations; in these cases, the underlying municipal obligations must meet the Funds' credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. Participation interests will only be purchased if in the opinion of counsel to the issuer interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds.

The New York Municipal Money Market Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Investment Manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See "Portfolio Transactions" in this SAI.

PREFERRED STOCK

Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. SEE ALSO CONVERTIBLE SECURITIES IN THIS SECTION.

PRIVATELY-ISSUED MORTGAGE SECURITIES

Privately-issued mortgage securities are mortgage-backed securities issued by private issuers and may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the


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

subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts ("REITs") are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The Capital Fund may only invest in equity REITs that are registered under the 1933 Act and are readily marketable. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a Fund, as the buyer, at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the opinion of the Investment Manager, are deemed creditworthy. The Investment Manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and bears the risk of a decline in the value of the underlying security if the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

RESTRICTED SECURITIES

SEE ILLIQUID SECURITIES AND RULE 144A SECURITIES IN THIS SECTION.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of portfolio securities by a Fund to a broker/dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the Funds and are subject to any borrowing limitations set forth under "Investment Restrictions and Limitations" in this SAI. A fund may have an opportunity to earn a great rate of interest on the investment of the cash proceeds of the sale. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as "leverage" and may exaggerate any interim increase or decrease in the value of the a Fund's assets. If a Fund enters into a reverse repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. A Fund's liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments,. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent. SEE ALSO BORROWING IN THIS SECTION.

RULE 144A SECURITIES

Certain Funds may purchase Rule 144A securities, which may be sold to "qualified institutional buyers," as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

If there is a secondary market for such securities, Rule 144A securities may be considered liquid securities if so determined by or on behalf of a Fund's Board of Directors or Board of Trustees. The Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains oversight. The Board of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board has delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each Fund's Board periodically reviews Fund purchases and sales of Rule 144A securities.

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The Investment Manager, under the supervision of the Fund's Board, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

SHORT SALES

Short sales of securities are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to replay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund's custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

A Fund may enter into a short sale "against the box". If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the
Fund) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that a Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a Fund.

SMALLER MARKET CAPITALIZATION COMPANIES

Investments in companies with smaller market capitalizations, including companies generally considered to be small cap issuers and medium sized companies, may involve greater risks and volatility than investments in larger


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

companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

SOVEREIGN DEBT

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign-debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. SEE ALSO FOREIGN SECURITIES AND FOREIGN ISSUERS, SUPRANATIONAL DEBT OBLIGATIONS AND HIGH YIELD BONDS--HIGH YIELD FOREIGN DEBT SECURITIES IN THIS SECTION.

STAND-BY COMMITMENTS

A stand-by commitment involves the purchase of municipal securities by a Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide a Fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. SEE ALSO FIRM COMMITMENTS IN THIS SECTION.

STRIPPED MORTGAGE SECURITIES

Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive


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

not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs, Levered IOs and IOettes which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See "Additional Information Concerning Taxes" in This SAI. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

STRUCTURED INSTRUMENTS

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell ("put") the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund may invest include: (1) "Tender Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

SUPRANATIONAL DEBT OBLIGATIONS

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. SEE FOREIGN SECURITIES AND FOREIGN ISSUERS, AND SOVEREIGN DEBT IN THIS SECTION.

TBA PURCHASE COMMITMENTS

TBA or "To Be Announced" purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and a Fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If s Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. SEE ALSO WHEN-ISSUED AND DELAYED DELIVERY SECURITIES IN THIS SECTION.

U.S. GOVERNMENT OBLIGATIONS


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Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Maes")); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs")). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association. SEE ALSO MORTGAGE-BACKED SECURITIES IN THIS SECTION.

VARIABLE AMOUNT MASTER DEMAND NOTES

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund's limits on restricted and illiquid securities.

WARRANTS

Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED SECURITIES

Securities purchased on a "when-issued" or on a "forward delivery basis means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund will identify on its books cash or liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered advantageous. SEE TBA SECURITIES IN THIS SECTION.


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

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES

Certain of the Funds may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds. SEE ALSO DEFERRED INTEREST BONDS IN THIS SECTION.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


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

                     INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: the investment restrictions set forth below which are indicated as fundamental policies and as otherwise set forth in the Prospectus and this SAI, the policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Funds and may be changed by vote of the Board without applicable shareholder approval.

If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

INVESTMENT RESTRICTIONS

None of the All Cap Value, Fund Balanced Fund, High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Fund may:

     (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (2) purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

     (3) purchase or sell commodities or commodity contracts except that the Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this SAI;

     (4) make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies,
     (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

     (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization; or

     (6) issue senior securities except as may be permitted by the 1940 Act.

In addition to the fundamental investment policies above, none of the Balanced Fund, High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund may, as a fundamental policy:

     (7) purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund;

     (8) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% (33 1/3% in the case of the International Equity Fund and


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

     Large Cap Growth Fund measured at all times not simply at the time of borrowing) of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding); or

     (9) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund.

For purposes of investment limitations (7) and (9) above, both the borrower of a Loan and the Lender selling a Participation will be considered an "issuer." See "Additional Investment Activities and Risk Factors--Loan Participations and Assignments."

Investment restrictions numbered (1) through (9) above are all fundamental policies.

In addition, none of the All Cap Value Fund, Balanced Fund, High Yield Bond Fund, Strategic Bond Fund, and U.S. Government Fund may, as a non-fundamental policy:

     (1) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

     (2) except with respect to the All Cap Value Fund, sell securities short (except for short positions in a futures contract or forward contract);

     (3) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

     (4) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

     (5) except with respect to the All Cap Value Fund, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;

     (6) except with respect to the All Cap Value Fund, purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities if determined by the Directors to be liquid;

     (7) except with respect to the All Cap Value Fund, invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

     (8) except with respect to the All Cap Value Fund, purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

     (9) except with respect to the All Cap Value Fund, invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

     (10) invest for the purpose of exercising control over the management of any company.

The Capital Fund may not:

     (1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Fund's investment in any one security other than United States Government obligations will not exceed 5% of the value of its total assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer;

     (2) borrow money or pledge or mortgage its assets, except as described under "Additional Information on the Fund Investments and Investment Policies" and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

     (3) underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ("restricted securities"); in such registrations the Fund may technically be deemed an "underwriter" for purposes of the 1933 Act. No more than 10% of the value of Fund's total assets may be invested in illiquid securities;

     (4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under "Additional Investment Activities and Risk Factors--Loans of Portfolio Securities" in this SAI, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

     (5) invest more than 10% of the value of the Fund's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

     (6) invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the 1933 Act or pursuant to an available exemption thereunder.);

     (7) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales "against the box";

     (8) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Fund (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

     (9) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization;

     (10) purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SaBAM owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (11) buy portfolio securities from, or sell portfolio securities to, any of the Fund's officers, Directors or employees of its Investment Manager or distributor, or any of their officers or Directors, as principals;

     (12) purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets). Covered options with respect to no more than 10% in value of the Fund's total assets will be outstanding at any one time;

     (13) invest in interest in oil, gas or other mineral exploration or development programs.

     (14) issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (14) above are fundamental investment policies of the Capital Fund.

The Cash Management Fund may not:

     (1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government, its agencies or instrumentalities; and provided, further, that the Fund may invest more than 5% (but no more than 25%) of the value of the Fund's total assets in the securities of a single issuer for a period of up to three business days;

     (2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

     (3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days, receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days, and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

     (4) invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for defensive purposes, may invest temporarily less than 25% of its assets in bank obligations;

     (5) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above;

     (6) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described in the Prospectus);

     (7) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

     (8) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

     (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

     (10) sell securities short;

     (11) purchase or sell commodities or commodity contracts, including futures contracts;

     (12) invest for the purposes of exercising control over management of any company;

     (13) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

     (14) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (15) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (16) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     (17) purchase warrants; or

     (18) issue senior securities except as may be permitted by the 1940 Act.

The investment restrictions numbered (1) through (18) above are fundamental investment policies of the Cash Management Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth above to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

The Investors Value Fund may not:

     (1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer;

     (2) borrow money, except (a) in order to meet redemption requests or (b) as a temporary measure for extraordinary or emergency purposes and, in the case of both (a) and (b), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

     (3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

     (4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested;

     (5) purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called "short" sales of securities or participate in any joint or joint and several trading accounts;

     (6) act as underwriter of securities of other issuers;

     (7) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation;

     (8) buy securities from, or sell securities to, any of its officers, Directors, employees, investment manager or distributor, as principals;

     (9) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

     (10) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

     (11) issue senior securities except as may be permitted by the 1940 Act;

     (12) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE;

     (13) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

     (14) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number
     (10) above.

Investment restrictions (1) through (11) described above are fundamental investment policies of the Investors Value Fund. Restrictions (12) through (14) are non-fundamental investment policies of the Investors Value Fund.

The New York Municipal Money Market Fund may not:

     (1) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

     (2) purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (a) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, (b) bank obligations, or (c) repurchase agreements with respect to any such obligations;

     (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

     (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above;

     (5) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer;

     (6) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);

     (7) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

     (8) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

     (9) sell securities short;

     (10) purchase or sell commodities or commodity contracts, including futures contracts;

     (11) invest for the purpose of exercising control over management of any company;

     (12) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

     (13) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (14) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (15) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     (16) purchase warrants; or

     (17) issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (17) above are fundamental investment policies of the New York Municipal Money Market Fund. For purposes of the investment limitations listed above, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and may be treated as an issue of such government or entity in accordance with applicable regulations.

None of the California Tax Free Bond Fund, National Tax Free Bond Fund or New York Tax Free Bond Fund may:

     (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities);

     (2) underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

     (3) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions (the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan);

     (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the
     Fund);

     (5) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction; or

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Investment restrictions numbered (1) through (6) above are fundamental investment policies of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund. Also, as more fully described in the Prospectus, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund have the following fundamental policies: for California Tax Free Bond Fund, under normal circumstances at least 80% of the Fund's assets are invested in California municipal obligations, for National Tax Free Bond Fund, under normal circumstances at least 80% of the Fund's assets are invested in tax-exempt municipal obligations, and for New York Tax Free Bond Fund, as a fundamental policy, under normal circumstances at least 80% of the Fund's assets are invested in New York municipal obligations. For purposes of the investment restrictions for the California Tax Free Bond Fund, National Tax Free bond Fund and New York Tax Free Bond Fund described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. The California Tax Free Bond Fund treats industries such as telecommunications, electric utilities and gas utilities as separate industries for purposes of restriction
(5) above. For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing. For purposes of investment restriction (4) above, each Fund also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.

As an operating policy, the National Tax Free Bond Fund will not invest more than 15% of its net assets (taken at market value), and the California and New York Tax Free Bond Funds will not invest more than 10% of their respective net assets (taken at market value) in securities for which there is no readily available market. Each Fund's policy with respect to illiquid securities is not fundamental and may be changed without shareholder approval.

The Mid Cap Fund may not:

     (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

     (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

     (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business (the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities);

     (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

     (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The investment restrictions numbered (1) through (6) above are fundamental investment restrictions of the Mid Cap Fund. As a non-fundamental policy, the Mid Cap Fund will not invest more than 15% of its net assets in illiquid or restricted securities.

                                    * * * * *

Each of the Series Funds, the Capital Fund and the Investors Value Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SaBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

Each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may seek to achieve its investment objective(s) in the future by investing in one or more investment companies to the extent not prohibited by the 1940 Act. Fund shareholders would be given thirty (30) days prior written notice of such change in structure.

                                   MANAGEMENT

The business and affairs of each Fund are managed under the direction of a Board of Directors (a Board of Trustees in the case of the the California Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund). The applicable Board of each Fund approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Investment Manager, administrator, custodian and transfer agent. The Funds' day-to-day operations are delegated to the Investment Manager and administrator. References in this SAI to a Fund's Board means the Fund's Board of Directors or Board of Trustees, as applicable. References in this SAI to a Director or Directors include both directors and trustees, as applicable, of the Board of Directors of Salomon Brothers Series Funds Inc, Capital Fund and Investors Value Fund, and of the Board of Trustees of Salomon Funds Trust.

DIRECTORS AND EXECUTIVE OFFICERS

The Directors and executive officers of each Fund, their ages and addresses, their terms of office and lengths of time served, their principal occupations during at least the past five years (their titles may have varied during that period), the number of investment companies in the Fund complex that each Director oversees, and the other board memberships held by each Director are set forth in the tables below.

An asterisk (*) in any of the tables below identifies those Directors and officers who are "interested persons" as defined in the 1940 Act. Each Director and officer noted as an interested person is interested by virtue of that individual's position with Citigroup Inc. ("Citigroup") or its affiliates described in the table below.

DIRECTORS OF EACH FUND. The table below sets out the current Directors of each Fund, together with information about their term of office.

                                                           TERM OF OFFICE(1) &
                                          NAME             LENGTH OF TIME SERVED
                                          ----             ---------------------
ALL CAP VALUE FUND, BALANCED FUND, CASH MANAGEMENT FUND, HIGH YIELD BOND FUND,
INTERNATIONAL EQUITY FUND, LARGE CAP GROWTH FUND, NEW YORK MUNICIPAL MONEY
MARKET FUND, SMALL CAP GROWTH FUND, STRATEGIC BOND FUND, U.S. GOVERNMENT FUND
(THE SERIES FUNDS)

     DISINTERESTED DIRECTORS   Carol L. Colman             Since 1996

                               Daniel P. Cronin            Since 1996

                               Leslie H. Gelb              Since 2002

                               William R. Hutchinson       Since 2003

                               Dr. Riordan Roett           Since 2002

                               Jeswald W. Salacuse         Since 2002

     INTERESTED DIRECTOR       R. Jay Gerken, CFA*         Since 2002

CAPITAL FUND & INVESTORS VALUE FUND

     DISINTERESTED DIRECTORS   Andrew L. Breech            Since 1991

                               Carol L. Colman             Since 1998

                               William R. Dill             Since 1985

                               William R. Hutchinson       Since 2003

                                                           TERM OF OFFICE(1) &
                                          NAME             LENGTH OF TIME SERVED
                                          ----             ---------------------
                               Clifford M. Kirtland, Jr.   Since 1987

                               Louis P. Mattis             Since 1986

                               Thomas F. Schlafly          Capital Fund: Since 1986
                                                           Investors Value Fund: Since 1983

     INTERESTED DIRECTOR       R. Jay Gerken, CFA*         Since 2002

CALIFORNIA TAX FREE BOND FUND, MID CAP FUND, NATIONAL TAX FREE BOND FUND & NEW
YORK TAX FREE BOND FUND

     DISINTERESTED TRUSTEES    Elliott J. Berv             Since 1986

                               Mark T. Finn                Since 1990

                               Stephen Randolph Gross      Since 2003

                               Diana Harrington            Since 1992

                               Susan B. Kerley             Since 1992

     INTERESTED TRUSTEE        R. Jay Gerken, CFA*         Since 2002

(1) Indicates the date when a Director began to hold office for a Fund within the Series. Each Director holds office for an indefinite term until the earlier of (a) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (b) a Director resigns or dies his or her term as a Director is terminated in accordance with the applicable Fund's charter documents.

ADDITIONAL BIOGRAPHICAL INFORMATION CONCERNING DIRECTORS. Below is an alphabetical listing of all Directors of the Funds, not broken out by individual Fund, detailing their addresses, ages, their principal occupations during at least the past five years (their titles may have varied during that period), the number of investment companies in the Fund complex that each Director oversees, and the other board memberships held by each Director that are not included under "Principal Occupations." The address of each Director, unless otherwise indicated, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                               PRINCIPAL OCCUPATION(S)       COMPLEX(1)      OTHER DIRECTORSHIPS
  NAME AND AGE             ADDRESS               DURING PAST 5 YEARS          OVERSEEN        HELD BY DIRECTOR
----------------   --------------------   --------------------------------   ----------   ------------------------
Elliott J. Berv                           Executive Vice President and           38       Board Member, American
Age 60                                    Chief Operations Officer,                       Identity Corp. (doing
                                          DigiGym Systems (on-line                        business as Morpheus
                                          personal training systems)                      Technologies) (biometric
                                          (since 2001); Consultant,                       information management)
                                          Catalyst (consulting) (since                    (since 2001; consultant
                                          1984); Chief Executive Officer,                 since 1999); Director,
                                          MotoCity USA (motorsport racing)                Lapoint Industries
                                          (since 2004).                                   (industrial filter
                                                                                          company) (since 2002);
                                                                                          Director, Alzheimer's
                                                                                          Association (New England
                                                                                          Chapter) (since 1998)

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                               PRINCIPAL OCCUPATION(S)       COMPLEX(1)     OTHER DIRECTORSHIPS
  NAME AND AGE           ADDRESS                 DURING PAST 5 YEARS          OVERSEEN        HELD BY DIRECTOR
----------------   --------------------   --------------------------------   ----------   -----------------------
Andrew L.          2120 Wilshire Blvd.    President, Dealer Operating             3                 None
Breech..........   Santa Monica, CA       Control Service, Inc.
Age 51             90403                  (automotive management) (since
                                          1985).

Carol L. Colman    Colman Consulting      President, Colman Consulting           35                 None
Age 58             Co.                    Co., Inc.
                   278 Hawley Road
                   North Salem, NY
                   10560

Daniel P. Cronin   24 Woodlawn Ave        Formerly Associate General             32                 None
Age 58             New Rochelle,          Counsel, Pfizer, Inc.
                   NY 10804

William R. Dill    25 Birch Lane          Retired                                 3                 None
Age 73             Cumberland Foreside,
                   ME 04110

Mark T. Finn                              Adjunct Professor, College of          38                 None
Age 60                                    William & Mary (since 2002);
                                          Principal/Member, Balvan
                                          Partners (investment management)
                                          (since 2002); Chairman, Chief
                                          Executive Officer and Owner,
                                          Vantage Consulting Group, Inc.
                                          (investment advisory and
                                          consulting firm) (since 1988);
                                          former Vice Chairman and Chief
                                          Operating Officer, Lindner Asset
                                          Management Company (mutual fund
                                          company) (1999 - 2001); former
                                          President and Director, Delta
                                          Financial Inc. (investment
                                          advisory firm) (1983 - 1999);
                                          former General Partner and
                                          Shareholder, Greenwich Ventures,
                                          LLC (investment partnership)
                                          (1996 - 2001); former President,
                                          Secretary, and Owner, Phoenix
                                          Trading Co. (commodity trading
                                          advisory firm) (1997 - 2000).

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                               PRINCIPAL OCCUPATION(S)       COMPLEX(1)     OTHER DIRECTORSHIPS
  NAME AND AGE           ADDRESS                 DURING PAST 5 YEARS          OVERSEEN        HELD BY DIRECTOR
----------------   --------------------   --------------------------------   ----------   -----------------------
Leslie H. Gelb     The Council on         President Emeritus and Senior           32      Director of 2 registered
Age 66             Foreign Relations      Board Fellow, The Council on                    investment companies
                   58 East 68th Street    Foreign Relations; formerly,                    advised by Advantage
                   New York, NY 10021     Columnist, Deputy Editorial Page                Advisers, Inc.
                                          Editor, Op-Ed Page, The New York                ("Advantage")
                                          Times.

R. Jay Gerken,                            Managing Director of Citigroup         222                None
CFA*                                      Global Markets Inc. ("CGM");
Age 52                                    Chairman, President and Chief
                                          Executive Officer of Smith
                                          Barney Fund Management LLC
                                          ("SBFM"), Travelers Investment
                                          Adviser, Inc. ("TIA") and Citi
                                          Fund Management Inc. ("CFM");
                                          President and Chief Executive
                                          Officer of certain mutual funds
                                          associated with Citigroup;
                                          formerly, Portfolio Manager of
                                          Smith Barney Allocation Series
                                          Inc. (1996 - 2001) and Smith
                                          Barney Growth and Income Fund
                                          (1996 - 2001).

Stephen Randolph                          Chief Executive Officer, HLB            38      Director, Anderson
Gross                                     Gross Collins, P.C. (accounting                 Calhoun (assisted
Age 56                                    firm) (since 1979); Treasurer,                  living) (since 1987);
                                          Coventry Limited, Inc. (since                   former Director, United
                                          1985); former Partner, Capital                  Telesis, Inc.
                                          Investment Advisory Partners                    (telecommunications)
                                          (consulting) (2000 - 2002);                     (1997 - 2002); former
                                          former Secretary, Carint N.A.                   Director, ebank.com,
                                          (manufacturing) (1988 - 2002);                  Inc. (1997 - 2004);
                                          former Chief Operating Officer,                 former Director, Yu
                                          General Media Communications,                   Save, Inc. (internet
                                          Inc. (March 2003 - August 2003);                company) (1998 - 2000);
                                          former Managing Director,                       former Director,
                                          Fountainhead Ventures, L.L.C.                   Hotpalm.com, Inc.
                                          (consulting ) (1998 - 2003);                    (wireless applications)
                                          former Treasurer, Hank Aaron                    (1998 - 2000).
                                          Enterprises (fast food
                                          franchise) (1985 - 2001).

Diana Harrington                          Professor, Babson College (since        38                None
Age 63                                    1993).

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                               PRINCIPAL OCCUPATION(S)       COMPLEX(1)     OTHER DIRECTORSHIPS
  NAME AND AGE           ADDRESS                 DURING PAST 5 YEARS          OVERSEEN        HELD BY DIRECTOR
----------------   --------------------   --------------------------------   ----------   -----------------------
William R.         535 N. Michigan        President, WR Hutchinson &             42       Director, Associated
Hutchinson         Suite 1012             Associates, Inc. (Consultants);                 Banc-Corp.
Age 61             Chicago, IL 60611      formerly Group Vice President,
                                          Mergers and Acquisitions, BP
                                          p.l.c.

Susan B. Kerley                           Consultant, Strategic Management       38        Director, Eclipse Funds
Age 52                                    Advisors, LLC (investment                       (currently supervises 12
                                          consulting) (since 1990).                        investment companies in
                                                                                            fund complex) (since
                                                                                                   1990).

Clifford M.        9 N. Parkway Square    Retired.                                3                 None
Kirtland, Jr.      4200 Northside
Age 79             Parkway
                   Atlanta, GA 30327

Louis P. Mattis    446 Oak Ridge Road     Principal, Mattis & Co. LLP             3       Director, Epigenix
Age 62             Snowmass Village,      (consulting) (since 1995);
                   CO 81615               Chairman, Epigenx
                                          (pharmaceuticals) (since 1999).

Alan G. Merten                            President, George Mason                33       Director, Digital Net
Age 62                                    University (since 1996).                        Holdings, Inc. (since
                                                                                          2003); former Director,
                                                                                          Comshare, Inc.
                                                                                          (information technology)
                                                                                          (1985 - 2003)

Dr. Riordan        Johns Hopkins          Professor and Director, Latin          32       Director, The Latin
Roett              University             America Studies Program, Paul H.                America Equity Fund, Inc.
Age 66             1740 Massachusetts     Nitze School of Advanced
                   Ave., NW               International Studies, The Johns
                   Washington, DC 20036   Hopkins University.

Jeswald W.         Tufts                  Henry J. Barker Professor of           32       Director of 2 registered
Salacuse           University--The        Commercial Law and formerly                     investment companies
Age 66             Fletcher School of     Dean, The Fletcher School of Law                advised by Advantage
                   Law & Diplomacy        & Diplomacy, Tufts University;
                   160 Packard Avenue     former Fulbright Distinguished
                   Medford, MA 02155      Chair in Comparative Law,
                                          University of Trento, Italy.

Thomas F.          720 Olive Street       Of Counsel, Blackwell Sanders           3                 None
Schlafly           St. Louis, MO          Peper Martin LLP (law firm)

                                                                              NUMBER OF
                                                                             PORTFOLIOS
                                                                              IN FUND
                                               PRINCIPAL OCCUPATION(S)       COMPLEX(1)     OTHER DIRECTORSHIPS
  NAME AND AGE           ADDRESS                 DURING PAST 5 YEARS          OVERSEEN        HELD BY DIRECTOR
----------------   --------------------   --------------------------------   ----------   -----------------------
Age 54             63101                  (since 1984); President, The
                                          Saint Louis Brewery, Inc.
                                          (brewery) (since 1991).

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

OFFICERS OF EACH FUND. The table below sets out the current executive officers of each Fund, together with information about their term of office.

                                                                                TERM OF OFFICE(1) AND
                    POSITION                                  NAME              LENGTH OF TIME SERVED
--------------------------------------------------   ------------------------   ---------------------
ALL CAP VALUE FUND, BALANCED FUND, CASH MANAGEMENT FUND, HIGH YIELD BOND FUND,
INTERNATIONAL EQUITY FUND, LARGE CAP GROWTH FUND, NEW YORK MUNICIPAL MONEY
MARKET FUND, SMALL CAP GROWTH FUND, STRATEGIC BOND FUND, U.S. GOVERNMENT FUND
(THE SERIES FUNDS)

   Chairman, President and Chief Executive Officer   R. Jay Gerken, CFA*        Since 2002

   Treasurer                                         Andrew B. Shoup*           Since 2004
   Senior Vice President and Chief Administrative                               Since 2003
   Officer

   Vice President and                                Andrew Beagley*            Since 2002
   Chief Anti-Money Laundering Compliance Officer

   Secretary and Chief Legal Officer                 Robert I. Frenkel*         Since 2003

   Controller                                        Frances M. Guggino*        Since 2002

   Executive Vice President                          Robert E. Amodeo, CFA*     Since 1992

   Executive Vice President                          Charles K. Bardes*         Since 1998

   Executive Vice President                          James E. Craige, CFA*      Since 1995

   Executive Vice President                          Thomas A. Croak*           Since 1998

   Executive Vice President                          John B. Cunningham, CFA*   Since 1999

   Executive Vice President                          Thomas K. Flanagan*        Since 1995

   Executive Vice President                          Roger M. Lavan, CFA*       Since 1995

   Executive Vice President                          John G. Goode*             Since 2002

   Executive Vice President                          Peter J. Hable*            Since 2002

   Executive Vice President                          Maureen O'Callaghan*       Since 1997

   Executive Vice President                          Beth A. Semmel, CFA*       Since 1995

   Executive Vice President                          Peter J. Wilby, CFA*       Since 1995

   Executive Vice President                          George J. Williamson*      Since 1998

                                                                                TERM OF OFFICE(1) AND
                    POSITION                                  NAME              LENGTH OF TIME SERVED
--------------------------------------------------   ------------------------   ---------------------
CAPITAL FUND & INVESTORS VALUE FUND

   Chairman, President and Chief Executive Officer   R. Jay Gerken, CFA*        Since 2002
   Senior Vice President and Chief Administrative    Andrew B. Shoup*           Since 2003
   Officer
   Executive Vice President (Investors Value Fund    John B. Cunningham, CFA*   Since 1997
   only)
   Executive Vice President (Capital Fund only)      Robert M. Donahue, Jr*     Since 1998
   Secretary and Chief Legal Officer                 Robert I. Frenkel*         Since 2003
   Executive Vice President (Investors Value Fund    Mark J. McAllister*        Since 2000
   only)
   Vice President and Chief Anti-Money Laundering    Andrew Beagley*            Since 2002
   Compliance Officer

   Controller                                        Frances M. Guggino*        Since 2002

CALIFORNIA TAX FREE BOND FUND, MID CAP FUND, NATIONAL TAX FREE BOND FUND &
NEW YORK TAX FREE BOND FUND

   Chairman, President and Chief Executive Officer   R. Jay Gerken, CFA*        Since 2002
   Chief Financial Officer and Treasurer             Richard Peteka*            Since 2002
   Chief Administrative Officer                      Andrew B. Shoup*           Since 2003
   Assistant Treasurer                               Marianne Motley*           Since 2000
   Secretary and                                     Robert I. Frenkel*         Since 2000
   Chief Legal Officer                                                          Since 2003

   Assistant Secretary                               Thomas C. Mandia*          Since 2000
   Assistant Secretary                               Rosemary D. Emmens*        Since 2000
   Assistant Secretary                               Harris C. Goldblat*        Since 2000
   Chief Anti-Money Laundering Compliance Officer    Andrew Beagley*            Since 2002
   Controller                                        Kaprel Ozsolak*            Since 2002
   Assistant Controller                              Michael Buono*             Since 2003
   Assistant Controller                              Diane S. Landau*           Since 2003

(1) The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

ADDITIONAL BIOGRAPHICAL INFORMATION CONCERNING EXECUTIVE OFFICERS. Below is an alphabetical listing of all executive officers of the Funds, not broken out by individual Fund, detailing their ages, addresses and their principal occupations during at least the past five years (their titles may have varied during that period). The address of each executive officer, unless otherwise indicated, is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Please note that "SaBAM" refers to Salomon Brothers Asset Management Inc.; "CGM" refers to Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.); and "CAM" refers to Citibank Asset Management.

   NAME AND AGE             ADDRESS                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------   ------------------   -----------------------------------------------------------------------
Robert E. Amodeo*                          Managing Director (since 2002) and Director (1999 - 2002), SaBAM and
Age 38                                     CGM; Vice President, SaBAM and CGM (1992 - 1999); officer of certain mutual funds associated with Citigroup.

Charles K. Bardes*                         Vice President, SaBAM and CGM; officer of certain mutual funds
Age 43                                     associated with Citigroup.

Andrew Beagley*                            Director, CGM (since 2000); Director of Compliance, North America , CAM
Age 41                                     (since 2000); Chief Anti-Money Laundering Compliance Officer of mutual funds associated with Citigroup; Director of Compliance, Europe, the
                                           Middle East and Africa, CAM (1999 - 2000); Compliance Officer, Salomon
                                           Brothers Asset Management Limited, Smith Barney Global Capital
                                           Management Inc., Salomon Brothers Asset Management Asia Pacific Limited
                                           (1997 - 1999).

Michael Buono*                             Vice President, Citigroup Asset Management (Since 2003); Director, CGM
Age 37                                     and SaBAM (since 1998); Vice President, CGM and SaBAM (1992 - 1998);
                                           officer of certain mutual funds associated with Citigroup.

James E. Craige,                           Managing Director of CGM and SaBAM (since December 1998); Director of
CFA*                                       CGM and SaBAM (since 1998) and Vice President of CGM and SaBAM (1992 -
Age 37                                     1998); officer of certain mutual funds associated with Citigroup.

Thomas A. Croak*                           Vice President of SaBAM; officer of certain mutual funds associated with
Age 42                                     Citigroup.

John B.                                    Managing Director of SaBAM; officer of certain mutual funds associated
Cunningham, CFA*                           with Citigroup.
Age 39

Robert M. Donahue,                         Managing Director of SaBAM (since 2001); Director and equity analyst
Jr*                                        with SaBAM (prior to 2001); officer of certain mutual funds associated
Age 36                                     with Citigroup.

Rosemary D. Emmens*                        Director and Associate General Counsel, CAM (since 1998); Counsel, The
Age 34                                     Dreyfus Corporation (1995 - 1998); Assistant Secretary of certain mutual funds associated with Citigroup.

   NAME AND AGE             ADDRESS                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------   ------------------   -----------------------------------------------------------------------
Thomas K. Flanagan*                        Managing Director, SaBAM (since 1999); Director, SaBAM and CGM (1991 -
Age 50                                     1999).

Robert I. Frenkel*    CAM                  Managing Director and General Counsel, Global Mutual Funds for CAM
Age 49                300 First Stamford   (since 1994); Secretary of CFM; Secretary and/or Chief Legal Officer of
                      Place                certain mutual funds associated with Citigroup.
                      Stamford, CT 06902

R. Jay Gerken, CFA*                        Managing Director of CGM; Chairman, President and Chief Executive
Age 52                                     Officer of SBFM, TIA and CFM; President and Chief Executive Officer of
                                           certain mutual funds associated with Citigroup; formerly, Portfolio
                                           Manager of Smith Barney Allocation Series Inc. (1996 - 2001) and Smith
                                           Barney Growth and Income Fund (1996 - 2001).

Harris C. Goldblat*   CAM                  Director and Associate General Counsel, CAM (since 2000); Assistant
Age 34                300 First Stamford   Secretary of certain mutual funds associated with Citigroup; Associate,
                      Place                Stroock Stroock & Lavan LLP (1997 - 2000).
                      Stamford, CT 06902

John G. Goode*        CAM                  Managing Director of SaBAM; officer of certain mutual funds associated
Age 59                One Sansome Street   with Citigroup.
                      36th Floor
                      San Francisco, CA
                      94104

Frances M. Guggino*   CAM                  Vice President, CAM; Treasurer and/or Controller of certain funds
Age 45                125 Broad Street     associated with Citigroup (since 1991).
                      New York, NY 10004

Peter J. Hable*       CAM                  Managing Director of SaBAM; officer of certain mutual funds associated
Age 45                One Sansome Street   with Citigroup.
                      36th Floor
                      San Francisco, CA
                      94104

Diane S. Landau*      CAM                  Vice President, CGM; Fiduciary Oversight Manager of SaBAM (since 2001);
Age 40                125 Broad Street     Assistant Controller of certain mutual funds associated with Citigroup;
                      New York, NY 10004   Senior Associate, Investors Capital Services, Inc. (1999 - 2001).

Roger M. Lavan,                            Managing Director of SaBAM; officer of certain mutual funds associated
CFA*                                       with Citigroup.
Age 40

Thomas C.                                  Director and Deputy General Counsel, CAM (Since 1992); Assistant

   NAME AND AGE             ADDRESS                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------   ------------------   -----------------------------------------------------------------------
Mandia*                                    Secretary of certain mutual funds associated with Citigroup.
Age 41

Mark J. McAllister*                        Managing Director, SaBAM; former Executive Vice President, JLW Capital
Age 41                                     Mgt. Inc (1998 - 1999); officer of certain mutual funds associated with
                                           Citigroup.

Marianne Motley*                           Director, Mutual Funds Administration for CGM (since 1994); Assistant
Age 45                                     Treasurer of certain mutual funds associated with Citigroup.

Maureen                                    Managing Director, SaBAM (since 2001); Director and Vice President,
O'Callaghan*                               SaBAM (prior to 2001); officer of certain mutual funds associated with
Age 40                                     Citigroup.

Kaprel Ozsolak*                            Vice President of CGM; Controller of certain mutual funds associated
Age 38                                     with Citigroup.

Richard Peteka*                            Director and Head of Internal Control for CAM U.S. Mutual Fund
Age 42                                     Administration (1999 - 2002); Vice President, Head of Mutual Fund
                                           Administration and Treasurer at Oppenheimer Capital (1996 - 1999);
                                           Treasurer and/or Assistant Treasurer of certain mutual funds associated with Citigroup.

Beth A. Semmel,                            Managing Director of SaBAM; officer of certain mutual funds associated
CFA*                                       with Citigroup.
Age 43

Andrew B. Shoup*      CAM                  Director of CAM; Senior Vice President and Chief Administrative Officer
Age 47                125 Broad Street,    of mutual funds associated with Citigroup; Treasurer of certain mutual
                      10th Floor           funds associated with Citigroup (since 2004); Head of International
                      New York, NY 10004   Funds Administration of CAM (2001 - 2003); Director of Global Funds
                                           Administration of CAM (2000 - 2001); Head of U.S. Citibank Funds
                                           Administration of CAM (1998 - 2000).

Peter J. Wilby,                            Managing Director of SaBAM; officer of certain mutual funds associated
CFA*                                       with Citigroup.
Age 45

George J.                                  Director of SaBAM; officer of certain mutual funds associated with
Williamson*                                Citigroup.
Age 69

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

The Board of each Fund has a standing Audit Committee comprised of all of the Directors who are not "interested persons" of the Fund, within the meaning of the 1940 Act. The Audit Committee reviews the scope of the Fund's audit, accounting and financial policies and practices and internal controls. The Audit Committee approves, and recommends to the disinterested Directors for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Fund's independent auditors to the Investment Manager and any affiliated service providers if the engagement relates directly to the Fund's operation and financial reporting. The Audit Committee for the California Tax Free Bond, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund met five times during such Funds' last fiscal year. Each other Audit Committee met three times during such Funds' last fiscal year, to review the internal and external auditing procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds and to review the independence of the accountants.

The Board of Salomon Funds Trust has a standing Governance Committee. All Trustees who are not "interested persons" of the Funds, within the meaning of the 1940 Act, are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee met four times during the Fund's last fiscal year ended December 31, 2003. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

The Board of each of the Series Funds, the Capital Fund and the Investors Value Fund has a standing Nominating Committee. All Directors who are not "interested persons" of the Funds, within the meaning of the 1940 Act, are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.

The following tables show the dollar range of equity securities owned by the Directors in the Funds and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2003. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

                                  SERIES FUNDS

                                             DOLLAR RANGE OF EQUITY SECURITIES
                           ---------------------------------------------------------------------
                                                 CASH
                           ALL CAP              MANAGE-                                LARGE CAP
                            VALUE    BALANCED    MENT     HIGH YIELD   INTERNATIONAL    GROWTH
    NAME OF DIRECTOR         FUND      FUND      FUND     BOND FUND     EQUITY FUND      FUND
------------------------   -------   --------   -------   ----------   -------------   ---------
DISINTERESTED DIRECTORS:
Carol L. Colman              None      None       None       None          None        None
Daniel P. Cronin             None      None       None       None          None        None
Leslie H. Gelb               None      None       None       None          None        None
William R. Hutchinson        None      None       None       None          None        None
Riordan Roett                None      None       None       None          None        None
Jeswald W. Salacuse          None      None       None       None          None        None

INTERESTED DIRECTOR:
R. Jay Gerken                None      None       None       None          None        None

                                                                                      AGGREGATE DOLLAR
                                                                                      RANGE OF EQUITY
                                                                                     SECURITIES IN ALL
                                                                                         REGISTERED
                                                                                         INVESTMENT
                                                                                         COMPANIES
                                                                                          OVERSEEN
                             NEW YORK                                                BY THE DIRECTOR IN
                            MUNICIPAL                                      U.S.         THE FAMILY OF
                              MONEY         SMALL CAP      STRATEGIC    GOVERNMENT        INVESTMENT
   NAME OF DIRECTOR        MARKET FUND     GROWTH FUND     BOND FUND   INCOME FUND        COMPANIES
------------------------   -----------   ---------------   ---------   -----------   ------------------
DISINTERESTED DIRECTORS:
Carol L. Colman                None      $10,001-$50,000      None         None         over $100,000
Daniel P. Cronin               None           None            None         None         over $100,000
Leslie H. Gelb                 None           None            None         None              $0
William R. Hutchinson          None           None            None         None         over $100,000
Riordan Roett                  None           None            None         None        $10,001-$50,000
Jeswald W. Salacuse            None           None            None         None        $10,001-$50,000

INTERESTED DIRECTOR:
R. Jay Gerken                  None           None            None         None         over $100,000

                      CAPITAL FUND AND INVESTORS VALUE FUND

                                                                 AGGREGATE DOLLAR
                                                                 RANGE OF EQUITY
                                                                SECURITIES IN ALL
                                                                   REGISTERED
                                                                   INVESTMENT
                                                                    COMPANIES
                                                                    OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES     BY THE DIRECTOR
                           -----------------------------------   IN THE FAMILY OF
                                                  INVESTORS         INVESTMENT
    NAME OF DIRECTOR         CAPITAL FUND        VALUE FUND         COMPANIES
------------------------   ----------------   ----------------   ----------------
DISINTERESTED DIRECTORS:
Andrew L. Breech                None           over $100,000       over $100,000
Carol L. Colman            $10,001-$50,000    $10,001-$50,000      over $100,000
William R. Dill            $10,001-$50,000    $50,001-$100,000     over $100,000
William R. Hutchinson           None                None           over $100,000
Clifford M. Kirtland, Jr.  $50,001-$100,000   $50,001-$100,000     over $100,000
Louis P. Mattis            $10,001-$50,000    $10,001-$50,000     $10,001-$50,000
Thomas F. Schlafly          over $100,000      over $100,000       over $100,000

INTERESTED DIRECTOR:
R. Jay Gerken                   None                None            over $100,000

       CALIFORNIA TAX FREE BOND FUND, MID CAP FUND, NATIONAL TAX FREE BOND
                      FUND AND NEW YORK TAX FREE BOND FUND

                                                                                  AGGREGATE DOLLAR
                                                                                   RANGE OF EQUITY
                                                                                  SECURITIES IN ALL
                                                                                     REGISTERED
                                    DOLLAR RANGE OF EQUITY SECURITIES                INVESTMENT
                          ----------------------------------------------------   COMPANIES OVERSEEN
                          CALIFORNIA                                               BY THE DIRECTOR
                           TAX FREE                                   NEW YORK    IN THE FAMILY OF
                             BOND      MID CAP   NATIONAL TAX FREE    TAX FREE       INVESTMENT
    NAME OF TRUSTEE          FUND        FUND        BOND FUND       BOND FUND        COMPANIES
-----------------------   ----------   -------   -----------------   ---------   ------------------
DISINTERESTED TRUSTEES:
Elliott J. Berv              None        None           None            None       $10,001-$50,000
Mark T. Finn                 None        None           None            None          $1-$10,000
Stephen Randolph Gross       None        None           None            None             None
Diana Harrington             None        None           None            None       $10,001-$50,000
Susan B. Kerley              None        None           None            None          $1-$10,000

INTERESTED TRUSTEE:
R. Jay Gerken                None        None           None            None       over $100,000

None of the disinterested Directors nor their family members had any interest in the Investment Manager, CGM or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or CGM as of December 31, 2003.

Information regarding compensation paid to the Directors of each Fund for the fiscal year ended December 31, 2003 is set forth below. Mr. Gerken is not compensated for his service as a Director because of his affiliation with the Investment Manager.

The members of each Board who are not "interested persons," as defined in the 1940 Act, receive a fee for each meeting of the Fund's Board of and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are "interested persons," as defined in the 1940 Act, do not receive compensation from their respective Funds but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

With respect to the compensation of the Trustees of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, each Fund in the Salomon Brothers/Smith Barney/Citigroup fund complex for which such Trustee serves as Trustee pays a pro rata share of Trustee fees based upon asset size. The Funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $45,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, each Trustee who is not a director, officer or employee of the Investment Manager or any of its affiliates and who acts as Chairman of any Committee of the Board of Trustees receives an additional $5,000 for acting as Chairman of such Committee. The Funds will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

Officers receive no compensation from the Funds although they may be reimbursed for reasonable travel expenses for attending Board meetings.

                                  SERIES FUNDS

                                AGGREGATE                               AGGREGATE
                            COMPENSATION FROM       AGGREGATE       COMPENSATION FROM
                              ALL CAP VALUE     COMPENSATION FROM    CASH MANAGEMENT
     NAME OF DIRECTOR             FUND            BALANCED FUND           FUND
-------------------------   -----------------   -----------------   -----------------
DISINTERESTED DIRECTORS:
Carol L. Colman                 $1,006.71           $1,351.50           $1,186.67
Daniel P. Cronin                $  483.12           $  827.86           $  661.08
Leslie H. Gelb                  $  284.26           $  628.99           $  462.22
William R. Hutchinson (1)       $  215.47           $  324.84           $  254.97
Riordan Roett                   $  750.16           $1,094.94           $  928.12
Jeswald W. Salacuse             $  414.94           $  759.69           $  592.90

                                                    AGGREGATE
                                AGGREGATE       COMPENSATION FROM       AGGREGATE
                            COMPENSATION FROM     INTERNATIONAL     COMPENSATION FROM
                             HIGH YIELD BOND         EQUITY         LARGE CAP GROWTH
     NAME OF DIRECTOR              FUND               FUND                FUND
-------------------------   -----------------   -----------------   -----------------
DISINTERESTED DIRECTORS:
Carol L. Colman                 $4,428.21            $1,025.43           $1,009.11
Daniel P. Cronin                $3,904.62            $  501.84           $  485.51
Leslie H. Gelb                  $3,705.76            $  302.98           $  286.63
William R. Hutchinson (1)       $2,041.24            $  227.51           $  212.97
Riordan Roett                   $4,171.66            $  768.88           $  752.54
Jeswald W. Salacuse             $3,836.44            $  433.66           $  417.30

                                AGGREGATE
                            COMPENSATION FROM       AGGREGATE           AGGREGATE           AGGREGATE
                                NEW YORK        COMPENSATION FROM   COMPENSATION FROM   COMPENSATION FROM
                             MUNICIPAL MONEY    SMALL CAP GROWTH     STRATEGIC BOND      U.S. GOVERNMENT
     NAME OF DIRECTOR          MARKET FUND            FUND                FUND                FUND
-------------------------   -----------------   -----------------   -----------------   -----------------
DISINTERESTED DIRECTORS:
Carol L. Colman                 $1,354.20           $1,925.67           $1,685.23           $1,560.00
Daniel P. Cronin                $  830.57           $1,402.08           $1,161.63           $1,036.40
Leslie H. Gelb                  $  631.70           $1,203.22           $  962.77           $  837.54
William R. Hutchinson (1)       $  297.24           $  537.47           $  422.09           $  379.54
Riordan Roett                   $1,097.64           $1,669.12           $1,428.67           $1,303.44
Jeswald W. Salacuse             $  762.39           $1,333.90           $1,093.45           $  968.22

                                PENSION OR
                                RETIREMENT
                            BENEFITS ACCRUED AS   TOTAL COMPENSATION FROM   NUMBER OF
                               PART OF FUNDS      FUNDS AND FUND COMPLEX    FUNDS IN
     NAME OF DIRECTOR            EXPENSES            PAID TO DIRECTORS       COMPLEX
-------------------------   -------------------   -----------------------   ---------
DISINTERESTED DIRECTORS:
Carol L. Colman                      $0                 $197,350.00             35
Daniel P. Cronin                     $0                 $117,450.00             32
Leslie H. Gelb                       $0                 $111,150.11             32
William R. Hutchinson (1)            $0                 $114,600.00             42
Riordan Roett                        $0                 $163,300.00             32
Jeswald W. Salacuse                  $0                 $137,150.00             32

(1) Mr. Hutchinson was elected during the course of the fiscal year ended December 31, 2003.

During the last fiscal year of the Series Funds, total compensation paid by the Series Funds to a Director Emeritus totaled $170,744.

                                  CAPITAL FUND

                                                   PENSION OR
                                                   RETIREMENT       TOTAL COMPENSATION
                               AGGREGATE            BENEFITS          FROM FUNDS AND     NUMBER OF
                           COMPENSATION FROM   ACCRUED AS PART OF   FUND COMPLEX PAID     FUNDS IN
     NAME OF DIRECTOR         CAPITAL FUND       FUNDS EXPENSES        TO DIRECTORS       COMPLEX
------------------------   -----------------   ------------------   ------------------   ---------
DISINTERESTED DIRECTORS:
Andrew L. Breech                $ 8,000                $0                $ 29,500             3
Carol L. Colman                 $13,250                $0                $197,350            35
William R. Dill                 $ 7,250                $0                $ 28,250             3
William R. Hutchinson (1)       $ 3,083                $0                $114,600            42
Clifford M. Kirtland, Jr        $ 7,250                $0                $ 28,250             3
Louis P. Mattis                 $ 6,500                $0                $ 25,250             3
Thomas F. Schlafly              $ 7,250                $0                $ 28,250             3

(1) Mr. Hutchinson was elected during the course of the fiscal year ended December 31, 2003.

During the last fiscal year of the Capital Fund, total compensation paid by the Capital Fund to a Director Emeritus totaled $65,000.

                              INVESTORS VALUE FUND

                               AGGREGATE           PENSION OR         TOTAL COMPENSATION
                            COMPENSATION FROM   RETIREMENT BENEFITS     FROM FUNDS AND     NUMBER OF
                             INVESTORS VALUE    ACCRUED AS PART OF     FUND COMPLEX PAID    FUNDS IN
     NAME OF DIRECTOR             FUND            FUNDS EXPENSES         TO DIRECTORS       COMPLEX
-------------------------   -----------------   -------------------   ------------------   ---------
DISINTERESTED DIRECTORS:
Andrew L. Breech                  $8,250                 $0                $ 29,000             3
Carol L. Colman                   $9,750                 $0                $197,350            35
William R. Dill                   $8,250                 $0                $ 28,250             3
William R. Hutchinson (1)         $3,500                 $0                $114,600            42
Clifford M. Kirtland, Jr          $8,250                 $0                $ 28,250             3
Louis P. Mattis                   $7,500                 $0                $ 25,250             3
Thomas F. Schlafly                $8,250                 $0                $ 28,250             3

(1) Mr. Hutchinson was elected during the course of the fiscal year ended December 31, 2003.

During the last fiscal year of the Investors Value Fund, total compensation paid by the Investors Value Fund to a Director Emeritus totaled $ 65,000.

                  CALIFORNIA TAX FREE BOND FUND, MID CAP FUND,
           NATIONAL TAX FREE BOND FUND AND NEW YORK TAX FREE BOND FUND

                                  AGGREGATE          AGGREGATE        AGGREGATE           AGGREGATE
                              COMPENSATION FROM    COMPENSATION   COMPENSATION FROM   COMPENSATION FROM
                             CALIFORNIA TAX FREE   FROM MID CAP   NATIONAL TAX FREE   NEW YORK TAX FREE
      NAME OF TRUSTEE             BOND FUND            FUND           BOND FUND           BOND FUND
--------------------------   -------------------   ------------   -----------------   -----------------
DISINTERESTED TRUSTEES:
Elliott J. Berv                      $19                $22              $55                 $115
Mark T. Finn                         $31                $34              $69                 $132
Stephen Randolph Gross (1)           N/A                $16              N/A                  N/A
Diana Harrington                     $16                $19              $52                 $112
Susan B. Kerley                      $19                $22              $55                 $115
C. Oscar Morong, Jr. (2)             $19                $22              $55                 $115
Walter E. Robb, III (2)              $19                $22              $55                 $115

                             PENSION OR RETIREMENT
                               BENEFITS ACCRUED AS   TOTAL COMPENSATION FROM   NUMBER OF
                                  PART OF FUNDS      FUNDS AND FUND COMPLEX    FUNDS IN
      NAME OF TRUSTEE               EXPENSES            PAID TO TRUSTEES        COMPLEX
--------------------------   ---------------------   -----------------------   ---------
DISINTERESTED DIRECTORS:
Elliott J. Berv                        $0                    $80,000               37
Mark T. Finn                           $0                    $84,450               37
Stephen Randolph Gross (1)             $0                    $81,350               37
Diana Harrington                       $0                    $80,200               37
Susan B. Kerley                        $0                    $80,300               37
C. Oscar Morong, Jr. (2)               $0                    $80,300               37
Walter E. Robb, III (2)                $0                    $80,600               37

----------
(1) Mr. Gross was elected during the course of the fiscal year ended December 31, 2003.

(2) Messrs. Morong and Robb, former Trustees of Salomon Funds Trust, retired as of December 31, 2003.

As of April 1, 2004, Directors and officers of the Funds, individually and as a group, beneficially own less than 1% of the outstanding shares of their respective Funds.

Salomon Funds Trust has adopted a Retirement Plan for all Trustees who are not "interested persons" of the Trust, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years and who have attained at least the age of 67 when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionately with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested trustees, in a lump sum

(discounted to present value). Benefits under the Plan are unfunded. As of December 31, 2003, the Salomon Funds Trust paid $478 under the Plan.

The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

    Average                                Years of Service
Compensation in   ------------------------------------------------------------------
   Last Year          5          6          7          8          9      10 Years or
  of Service        Years      Years      Years      Years      Years        More
---------------   --------   --------   --------   --------   --------   -----------
    $ 50,000      $125,000   $150,000   $175,000   $200,000   $225,000     $250,000
    $ 60,000      $150,000   $180,000   $210,000   $240,000   $270,000     $300,000
    $ 70,000      $175,000   $210,000   $245,000   $280,000   $315,000     $350,000
    $ 80,000      $200,000   $240,000   $280,000   $320,000   $360,000     $400,000
    $ 90,000      $225,000   $270,000   $315,000   $360,000   $405,000     $450,000
    $100,000      $250,000   $300,000   $350,000   $400,000   $450,000     $500,000

Assuming continuous service as a Trustee of the fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2003, former Trustees of Salomon Funds Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley and Mr. E. Kirby Warren each received an aggregate of $70,000 in four quarterly installment payments; Mr. William S. Woods received an aggregate of $60,000 in four quarterly installment payments.

The Declaration of Trust of Salomon Funds Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of Salomon Funds Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement); (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and
(iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights to indemnification.

                         PRINCIPAL HOLDERS OF SECURITIES

The following table lists shareholders of record who held 5% or more of the outstanding securities of each class of a Fund as of April 1, 2004. Shareholders who beneficially own, either directly or indirectly, greater than 25% of the outstanding shares of a class of shares are deemed to be "control persons," as defined in the 1940 Act, of such class.

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
All Cap Value Fund                A     Citigroup Global Markets, Inc.            36.537%
                                        Attn Peter Booth
                                        333 West 34th Street, 7th Floor
                                        New York, New York 10001

                                        Raymond James & Associates Inc           24.6868%
                                        FBO Taylor IRA
                                        880 Carillon Parkway
                                        St. Petersburg, FL 33716

                                        American Enterprise Investment            8.2520%
                                        Services
                                        PO Box 9446
                                        Minneapolis, MN 55440

                                        AG Edwards & Sons Inc.                    5.6844%
                                        Jamison F. Reed
                                        Cadace L. Reed
                                        One North Jefferson
                                        St. Louis, MO 63103

                                  B     Pershing LLC                             23.4666%
                                        PO Box 2052
                                        Jersey City, NJ 07030

                                        Raymond James & Associates Inc           19.9172%
                                        FBO Crisp IRA
                                        880 Carillon Parkway
                                        St. Petersburg, FL 33716

                                        American Enterprise Investment            6.7945%
                                        Services
                                        PO Box 9446
                                        Minneapolis, MN 55440

                                        Wachovia Securities, LLC FBO              6.2405%
                                        Ms. Janet K. Marquardt
                                        17262 Citron
                                        Irvine, California 92612

                                        Wachovia Securities, LLC FBO              5.7359%
                                        Ms. Dorothy E. Thompson
                                        PO Box 840
                                        Arkansas Pass, TX 78335

                                        Robet W. Baird Co.                        5.0256%
                                        777 East Wisconsin Avenue
                                        Milwaukee, WI 53202

                                  C     HR Lewis, Trustee                        20.2346%
                                        HR Lewis MD, PA Corporation
                                        Professional Plaza One
                                        One Medical Parkway Suite 139
                                        Dallas, TX 75234

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                        Raymond James Assoc. Inc.                12.7451%
                                        FBO Haberstick Step
                                        880 Carillon Pkwy
                                        St. Petersburgh, FL 33716

                                        RBC Dain Rauscher                        12.2755%
                                        Helen V. Person
                                        Helen Keller Guardian
                                        2200 Garfield Avenue--Apt 624
                                        Terre Haute, IN 47804

                                        Wachovia Securities, LLC FBO             11.2482%
                                        Charles Michael Cord
                                        2217 Avalon Court
                                        Kokomo, IN 46902

                                        UBS Financial Sevices Inc. FBO           10.5149%
                                        Barbara B. Burcham
                                        P.O. Box 3321
                                        1000 Harbor Blvd.
                                        Weehawken, NJ 07086

                                        AG Edwards & Sons Inc. FBO                9.8942%
                                        Kate Lighthill
                                        One North Jefferson
                                        St. Louis, MO 63103

                                        American Enterprise Investment            7.2583%
                                        Services
                                        PO Box 9446
                                        Minneapolis, MN 55440

                                        Wachovia Securities, LLC FBO              5.4719%
                                        Mrs. Ruth A. Miller, Custodian
                                        Nathaniel George Miller
                                        PO Box 6931
                                        Phoenix, AZ 85005

                                  O     Citigroup Global Markets, Inc.           99.3657%
                                        Attn Peter Booth
                                        333 West 34th Street, 7th Floor
                                        New York, New York 10001

Balanced Fund                     A     Citigroup Global Markets, Inc.           36.3499%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        Smith Barney 401K Advisors Trust         13.6002%
                                        Smith Barney Corp Trust Co
                                        Two Tower Center
                                        PO Box 1063
                                        E. Brunswick, NJ 08816

                                  B     Citigroup Global Markets, Inc.           60.3560%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                        MLPFS for the sole benefit of its         6.2218%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  C     Citigroup Global Markets, Inc.           63.3488%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  O     Citigroup Global Markets, Inc.           31.6486%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        Davenport & Company LLC                  22.3220%
                                        W. Proctor Harvey
                                        8630 Overlook Road
                                        McLean, VA 22102

                                        BSDT IRA R/O CUST FBO                     8.1950%
                                        Dean Betzios
                                        102 Dubois Avenue
                                        Sea Cliff, NY 11579

California Tax Free Bond Fund     A     Citigroup Global Markets, Inc.           97.8020%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  B     MLPFS for the sole benefit of its        55.0594%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                        Citigroup Global Markets, Inc.           35.9595%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        Wells Fargo Investments LLC               8.2959%
                                        608 Second Avenue South, 8th Fl
                                        Minneapolis, MN 55402

                                  C     MFSC FBO                                     100%
                                        Joan M. Bowen
                                        202 N. San Jose Dr
                                        Glendora, CA 91741

                                  O     Merrill J. Jacobson                          100%
                                        Inez R. Jacobson JTWROS
                                        10725 Hess Dr
                                        Lamesa, CA 92041

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
Capital Fund                      A     Citigroup Global Markets, Inc.           25.4656%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its         9.8763%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                        Charles Schwab & Co Inc                   7.3675%
                                        Reinvest Account
                                        101 Montgomery Street
                                        San Francisco, CA 94104

                                        Smith Barney 401K Advisors Trust          6.3999%
                                        Smith Barney Corp Trust Co
                                        Two Tower Center
                                        PO Box 1063
                                        E. Brunswick, NJ 08816

                                        Smith Barney Corp Trust Co                5.8382%
                                        Copeland Retirement Trust Account
                                        Two Tower Center
                                        PO Box 1063
                                        E. Brunswick, NJ 08816

                                  B     Citigroup Global Markets, Inc.           48.1474%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its        14.3258%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  C     Citigroup Global Markets, Inc.           62.0119%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its        10.7726%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  O     State Street Bank Trust FBO              62.7390%
                                        Citistreet 401K Plan
                                        105 Rosemont Avenue
                                        Westwood, MA 02090

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                        Citigroup Global Markets, Inc.            5.6903%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  Y     The Governing Council of the             60.1618%
                                        University of Toronto LTCAP
                                        c/o University of Toronto Asset
                                        Management
                                        UTAM Ste 210
                                        480 University Avenue
                                        Toronto, Ontario Canada M5G 1V2

                                        State Street Trust Company Canada        39.5979%
                                        FBO University of Toronto Master Trust
                                        c/o University of Toronto Asset
                                        Management
                                        UTAM Ste 210
                                        480 University Avenue
                                        Toronto, Ontario Canada M5G 1V2

Cash Management Fund              A     Citigroup Global Markets, Inc.           49.0447%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  B     Citigroup Global Markets, Inc.           45.5404%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        Northstar Advantage Funds                13.0207%
                                        FBO Class B Shareholders
                                        300 First Stamford Place
                                        Stamford, CT 06902

                                  C     Citigroup Global Markets, Inc.           27.0914%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        AAA South Jersey                          5.9436%
                                        Joel L. Vittori, President
                                        PO Box 4250
                                        Wallingford, CT 06492

                                  O     BSDT Custodian for                       14.1231%
                                        Arthur H. Elkind MP RET PL
                                        FBO Arthur H. Elkind
                                        150 Taymill Rd.
                                        New Rochelle, NY 10804

                                        Mark Reiner                               9.5289%
                                        1119 Ocean Pkwy Apt. 2L
                                        Brooklyn, NY 11230

                                        Selma Kaye                                 6.773%
                                        Arnold D. Kaye JTWROS
                                        117 Mesiter Blvd.
                                        Freeport, NY 11520

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                        Selma Kaye                                6.6680%
                                        Marcia J. Kaye JTWROS
                                        117 Mesiter Blvd.
                                        Freeport, NY 11520

                                        Silvio A. Filippelli                      5.9256%
                                        Antoinette E. Filippelli, Trustees
                                        40234 Barrington Drive
                                        Palm Dessert, CA 92260

                                        BSDT Custodian IRA FBO                    5.9112%
                                        M. Joseph Grattan
                                        84 Susquehanna Avenue
                                        Lincoln Park, NJ 07035

High Yield Bond Fund              A     Manufacturers Life Insurance Co. USA     70.3432%
                                        250 Bloor Street East, 7th Floor
                                        Toronto, Ontario
                                        Canada M4W1E5

                                        Citigroup Global Markets, Inc.           10.5785%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  B     Citigroup Global Markets, Inc.           61.6608%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its         5.8273%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  C     Citigroup Global Markets, Inc.           79.2136%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  O     State Street Bank & Trust Company        87.4690%
                                        FBO CitiStreet 401K Plan
                                        105 Rosemont Avenue
                                        Westwood, MA 02090

                                        State Street Bank & Trust Company        11.5500%
                                        FBO Travelers 401 Savings
                                        105 Rosemont Avenue
                                        Westwood, MA 02090

                                  Y     Citigroup Global Markets, Inc.               100%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
International Equity Fund         A     Citigroup Global Markets, Inc.           63.4555%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        Citibank Cust                            15.7880%
                                        FBO Leadership for Environment &
                                        Development
                                        Int Inc.
                                        Attn Marianne Caswell Trust OPS
                                        333 W. 34th Street, 3rd Floor
                                        New York, NY 10001

                                  B     Citigroup Global Markets, Inc.           60.3869%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  C     Citigroup Global Markets Inc.            70.3077%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  O     Jerome E. Maisel                         85.4555%
                                        875 Fifth Avenue
                                        Apt 3C
                                        New York, NY 10021

                                        Mark Reiner                              12.0568%
                                        1119 Ocean Parkway
                                        Apt 2L
                                        Brooklyn, NY 11230

Investors Value Fund              A     Citigroup Global Markets, Inc.           10.2484%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        Putnam Investments                        8.0777%
                                        FBO IBEW Local 164
                                        Attn: DC Plan Admin. Team
                                        One Investors Way MS C4D
                                        Norwood, MA 02062

                                        Smith Barney 401K Advisors Trust          7.1702%
                                        Smith Barney Corp Trust Co
                                        Two Tower Center
                                        PO Box 1063
                                        E. Brunswick, NJ 08816

                                        State Street Bank & Trust Company         6.3999%
                                        CitiStreet Corp
                                        Attn Tabatha Greene
                                        Core Market
                                        #3 Battery March Park
                                        Quincy, MA 02169

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                        Smith Barney Corp Trust Co                6.1131%
                                        Copeland Retirement Trust Account
                                        Two Tower Center
                                        PO Box 1063
                                        E. Brunswick, NJ 08816

                                  B     Citigroup Global Markets, Inc.           53.1088%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its        10.8042%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  C     Citigroup Global Markets, Inc.           65.5964%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its         6.4127%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  O     State Street Bank & Trust Company        28.1579%
                                        FBO CitiStreet 401K Plan
                                        105 Rosemont Ave
                                        Westwood, MA 02090

                                  Y     Citigroup Global Markets, Inc.           97.3154%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

Large Cap Growth Fund             A     Citigroup Global Markets, Inc.           43.7260%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        Pershing LLC                             18.0397%
                                        P.O. Box 2052
                                        Jersey City, NY 07303

                                        MLPFS for the sole benefit of its         5.8008%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East, 3rd Floor
                                        Jacksonville, FL 32246

                                  B     Citigroup Global Markets, Inc.           49.9145%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  C     Citigroup Global Markets, Inc.           50.8808%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                        MLPFS for the sole benefit of its         5.3971%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East, 3rd Floor
                                        Jacksonville, FL 32246

                                  O     Citigroup Global Markets, Inc.           87.8458%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        Mark Reiner                              10.5531%
                                        1119 Ocean Parkway
                                        Apt 2L
                                        Brooklyn, NY 11230

Mid Cap Fund                      A     Marguerite H. Wagner                     25.3571%
                                        324 Pinebrook Road
                                        Bedford, NY 10506

                                        RBC Dain Rauscher                        19.6798%
                                        Rebecca S. Curtis, Trustee
                                        Ronald E. Curtis, Trustee
                                        FBO Rebecca S. Curtis Living Trust
                                        2116 Lori Court
                                        Terra Haute, IN 47802

                                        John B. Wale, Trustee                    13.5813%
                                        Frank A. Lay, Trustee
                                        John G. Wale Trust
                                        99 Branch Street
                                        Mt. Holly, NJ 08060

                                        Wachovia Securities, LLC FBO              7.1978%
                                        Mrs. Suzanne Friedman, Trustee
                                        Dorfman Family Trust
                                        1025 S University Drive
                                        Plantation, FL 33324

                                        AG Edwards & Sons Inc FBO                 7.1590%
                                        Aron Verma
                                        Karuna Verma
                                        One North Jefferson
                                        St. Louis, MO 63103

                                  B     Wachovia Securities, LLC FBO             38.6851%
                                        ADL Enterprises LLC
                                        PO Box 408
                                        Sayville, NY 11782

                                        John B. Walz, Trustee                    28.3749%
                                        Frank A. Lay, Trustee
                                        John G. Wale Trust
                                        99 Branch Street
                                        Mt. Holly, NJ 08060

                                        Pershing LLC                              9.6509%
                                        P.O. Box 2052
                                        Jersey City, NJ 07030

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                        Pershing LLC                              6.7628%
                                        P.O. Box 2052
                                        Jersey City, NJ 07030

                                        BSDT CUST IRA FBO                         6.4612%
                                        Cheryl Ann Manna
                                        170 Piano Drive
                                        Newark, Delaware 19713

                                  C     AG Edwards & Sons Inc                    45.9298%
                                        FBO Mary D. Beihn
                                        One North Jefferson
                                        St. Louis, MO 63103

                                        AG Edwards & Sons Inc                    21.7913%
                                        FBO Mark D. Woods & Julia L. Allison
                                        Woods Family Trust
                                        One North Jefferson
                                        St. Louis, MO 63103

                                        AG Edwards & Sons Inc                    15.0645%
                                        David M. Mackenzie
                                        IRA Account
                                        251 Sturges Road
                                        Fairfield, CT 06430

                                        AG Edwards & Sons Inc                     5.9492%
                                        John A. Sontag
                                        Simple IRA Account
                                        42 Benton
                                        Fairfield, CT 06432

                                  O     Citigroup Global Markets, Inc.           99.1470%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

National Tax Free Bond Fund       A     Citigroup Global Markets, Inc.           78.3284%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  B     Citigroup Global Markets, Inc.           26.2144%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its        21.9398%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  C     Citigroup Global Markets, Inc.           47.6934%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                        A-G Edwards & Sons                       18.1871%
                                        Linda Knight White, Trustee
                                        Mark Howard Irrev Trust
                                        One North Jefferson
                                        St. Louis, MO 63103

                                        MLPFS for the sole benefit of its         9.0606%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  O     Dorothy R. Weiskopf                      38.9684%
                                        Karen Weiskopf Preston, Co-Trustees
                                        145 N. Milwaukee Avenue, Apt.6026
                                        Vernon Hills, IL, 60061

                                        Beverly A. Hammer, Trustee               22.8933%
                                        Beverly A. Hammer Family Trust
                                        516E-3085 SO
                                        Salt Lake City, UT 84106

                                        William A. Caldwell, Trustee             21.9978%
                                        William A. Caldwell Rev Trust
                                        13400 Shaker Blvd, No 706
                                        Cleveland, OH 44120

                                        Thomas Lavan & Anne Lavan                15.4467%
                                        JTWROS
                                        35 Quaker Lane
                                        Farmingdale, NY 11735

New York Municipal Money
Market Fund                       A     Eugene Tesoriero                         26.4443%
                                        Orlando Tesoriero JTWROS
                                        35 Convent Rd
                                        Syosset, NY 11791

                                        Edward P. Smith and                      16.3765%
                                        Mary N. Smith JTWROS
                                        36 Avon Road
                                        Bronxville, NY 10708

                                        Joseph Victor Lipschutz &                 9.1134%
                                        Madeline Lipschutz JTWROS
                                        32 Carling Drive
                                        New Hyde Park, NY 11040

                                        Mitchell Tanzman                          9.0445%
                                        167 East 61st Street, Apt. 11E
                                        New York, NY 10021

                                        Lisa Burns                                7.1924%
                                        c/o Burns McClellan Inc
                                        470 Park Avenue South--9th Floor
                                        New York, NY 10016

                                        Mark Finestone                            5.9335%
                                        PO Box 18034
                                        Rochester, NY 14618

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                        Citigroup Global Markets, Inc.            5.6581%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  O     Hedi D. Kallal                           19.3316%
                                        950 N. Michigan Avenue Apt 2206
                                        Chicago, IL 60611

                                        Citigroup Global Markets, Inc.           16.7465%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        Irving and Bernice Brilliant,             9.0356%
                                        Co-Trustees
                                        Irving Brilliant Trust
                                        PO Box 150569
                                        Brooklyn, NY 11215

New York Tax Free Bond Fund       A     Citigroup Global Markets, Inc.           90.9988%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  B     Citigroup Global Markets, Inc.           43.5902%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its        28.9111%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                        American Enterprise Investment            9.1334%
                                        Services
                                        FBO 213532222
                                        PO Box 9446
                                        Minneapolis, MN 55440

                                        Wachovia Securities, LLC FBO              7.4886%
                                        Mrs. Elvira Biondo
                                        Ms. Dina Feren
                                        Mr. Vincent Biondo Jr., Trustee
                                        28 Avenue B
                                        Holbrook, NY 11741

                                        NFSC FBO                                  6.4020%
                                        Donald J. Bullet, Trustee
                                        Elizabeth Gachosh Family Trust
                                        14 Brinker Way
                                        Loundonville, NY 12211

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                  C     MLPFS for the sole benefit of its        93.8099%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  O     Bernard Levy                             60.4733%
                                        Toby Levy & Barbara Einhorn
                                        JTWROS
                                        820 Ocean Parkway #202
                                        Brooklyn, NY 11230

                                        Arlene Jurist, Trustee                   38.2939%
                                        Rubinson Family Trust
                                        23 Club Drive South
                                        Jericho, NY 11753

Small Cap Growth Fund             A     Citigroup Global Markets, Inc.           62.1731%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        Nationwide Trust Co. FSB                  9.4220%
                                        PO Box 182029
                                        Columbus, OH 43218

                                        Smith Barney 401K Advisors Trust          7.5233%
                                        Smith Barney Corp. Trust Co., Trustee
                                        Two Tower Center
                                        PO Box 1063
                                        E. Brunswick, NJ 08816

                                  B     Citigroup Global Markets, Inc.           66.8072%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  C     Citigroup Global Markets, Inc.           77.9045%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                  O     State Street Bank Trust Co.              70.2033%
                                        225 Franklin St. 10th Floor
                                        Boston, MA
                                        02110

                                        Citigroup Global Markets, Inc.            6.2759%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

Strategic Bond Fund               A     Citigroup Global Markets, Inc.           34.0933%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                        Smith Barney 401K Advisors Trust          6.7066%
                                        Smith Barney Corp. Trust Co., Trustee
                                        Two Tower Center
                                        PO Box 1063
                                        E. Brunswick, NJ 08816

                                        MLPFS for the sole benefit of its         5.6207%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  B     Citigroup Global Markets, Inc.           57.8674%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its         8.5100%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  C     Citigroup Global Markets, Inc.           63.9829%
                                        Attn Peter Booth, 7th Floor
                                        333 W. 34th Street
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its        10.0141%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  O     Florence Kaplan                          29.1080%
                                        Florence Kaplan Living Trust
                                        8846 Mission Road
                                        Leawood, KS 66206

                                        Kathleen Pappas                          17.8480%
                                        36 Hilltop Road
                                        New Hartford, CT 06057

                                        Citigroup Global Markets, Inc.           10.5840%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        James N. Brown Jr &                       9.9334%
                                        Lila B. Brown Ten Com
                                        224 Wagon Wheel Lane
                                        Columbus, NJ 08022

                                        BSDT Custodian for the IRA Account        7.9228%
                                        Of Steven P. Shapiro
                                        26 Dante Street
                                        Larchmont, NY 10538

                                                                                PERCENTAGE
            FUND                CLASS                SHAREHOLDER                OWNERSHIP
-----------------------------   -----   -------------------------------------   ----------
                                        Blush Co.                                 7.9126%
                                        PO Box 976
                                        New York, NY 10268

                                  Y     Citigroup Global Markets, Inc.               100%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

US Government Fund                A     Citigroup Global Markets, Inc.           67.2372%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        Dean Witter for the benefit of            6.3736%
                                        New Jersey Education Association
                                        PO Box 250 Church Street Station
                                        New York, NY 10008

                                  B     Smith Barney House Account               70.9312%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its         5.7537%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  C     Citigroup Global Markets, Inc.           60.4725%
                                        Attn Peter Booth
                                        333 W. 34th Street, 7th Floor
                                        New York, NY 10001

                                        MLPFS for the sole benefit of its        14.2156%%
                                        Customers
                                        Attn Fund Administration
                                        4800 Deer Lake Drive East--3rd Floor
                                        Jacksonville, FL 32246

                                  O     Paul C Bellman, MD                       42.2551%
                                        808 Broadway Apt PH/D
                                        New York, NY 10003

                                        Edgar Berman                             10.4444%
                                        PO Box 444
                                        Reseda, CA 91335

                                        BSDT Custodian for IRA Acct of            9.8170%
                                        David M. Schapiro
                                        10 Waterside Plaza, Apt. 8F
                                        New York, NY 10010

                                        Alice Ann Collins                         5.1339%
                                        11 Fifth Avenue
                                        New York, NY 10003

                               INVESTMENT MANAGER

Each Fund retains SaBAM to act as its investment manager. Prior to April 30, 2002, Citi Fund Management Inc. ("CFM") acted as the investment manager for each of the California National Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund. SaBAM serves as the investment manager to numerous individuals, institutions and other investment companies. SaBAM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc. ("Citigroup").

The management agreement (each a "Management Agreement") between SaBAM and a Fund provides that SaBAM will manage the operations of the Fund, subject to policies established by the Fund's Board. Pursuant to the applicable Management Agreement, SaBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and Directors regularly. SaBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to the Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. The Management Agreements with respect to the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund also provide that SaBAM will provide certain other administrative services to those Funds.

In connection with SaBAM's service as Investment Manager to the Strategic Bond Fund, Citigroup Asset Management Limited ("CAM Limited"), whose business address is Citigroup Centre, Canada Square, London E14 5LB, United Kingdom, provides certain advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SaBAM pays CAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SaBAM under its Management Agreement with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SaBAM shall allocate to CAM Limited and divided by the current value of the net assets of the Strategic Bond Fund. For the fiscal years ended December 31, 2001, 2002 and 2003, CAM Limited (or its predecessor firm, Salomon Brothers Asset Management Limited) received sub-advisory fees from SaBAM equal to $210,655, $117,624 and $0, respectively. For the fiscal year ended December 31, 2003, CAM Limited accrued sub-advisory fees payable from SaBAM equal to $59,903 that had not been paid as of the date of this SAI. CAM Limited is an indirect, wholly-owned subsidiary of Citigroup.

Prior to March 1, 2004 SaBAM retained CFM as sub-adviser to the Large Cap Growth Fund, pursuant to a sub-advisory agreement. CFM was compensated by SaBAM at no additional cost to the Fund. Instead, CFM received a fee from SaBAM equal to 0.45% of average daily net assets (pre-waiver). For the period from January 1, 2001 to March 31, 2001, Citibank, N.A., CFM's predecessor, received sub-advisory fees from SaBAM equal to $0. For the period from April 1, 2001 to December 31, 2001, and for fiscal years ended December 31, 2002 and 2003, CFM received sub-advisory fees from SaBAM equal to $2,184, $0 and $0, respectively. CFM is a wholly-owned subsidiary of Citigroup.

Pursuant to a sub-advisory agreement, SaBAM has retained CAM Limited as sub-adviser to the International Equity Fund subject to the supervision of SaBAM, CAM Limited has responsibility for the day-to-day management of the Fund's portfolio. CAM Limited receives a fee from SaBAM equal to 0.60% of average daily net assets (pre-waiver). For fiscal years ended December 31, 2001, 2002 and 2003, Citibank, N.A., CAM Limited's predecessor received sub-advisory fees from SaBAM equal to $116,568, $0 and $0, respectively.

Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SaBAM, CAM Limited or CFM. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services on behalf of each Fund other than the Capital Fund and the Investors Value Fund, SaBAM receives a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows:

                                                                  MANAGEMENT FEE
                                                                  EXPRESSED AS A
                                                                    PERCENTAGE
                                                                  OF DAILY NET
                FUND                                                  ASSETS
------------------------------------                              --------------
All Cap Value Fund                                                     0.75%
Balanced Fund                                                          0.55%
California Tax Free Bond Fund                                          0.50%
Cash Management Fund                                                   0.20%
High Yield Bond Fund                                                   0.75%
International Equity Fund                                              0.90%
Large Cap Growth Fund                                                  0.70%
Mid Cap Fund                                                           0.75%
National Tax Free Bond Fund                                            0.50%
New York Municipal Money Market Fund                                   0.20%
New York Tax Free Bond Fund                                            0.50%
Small Cap Growth Fund                                                  0.70%
Strategic Bond Fund                                                    0.75%
U.S. Government Fund                                                   0.60%

CAPITAL FUND. SaBAM receives from the Capital Fund a management fee payable monthly, at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million, .625% on the next $200 million and .50% on average daily net assets in excess of $400 million.

INVESTORS VALUE FUND. The Investors Value Fund pays SaBAM a quarterly fee (the "Base Fee") at the end of each calendar quarter based on the following rates:

AVERAGE DAILY NET ASSETS                                         ANNUAL FEE RATE
------------------------                                         ---------------
First $350 million                                                    0.650%
Next $150 million                                                     0.550%
Next $250 million                                                     0.525%
Next $250 million                                                     0.500%
Over $1 billion                                                       0.450%

This fee may be increased or decreased based on the performance of the Investors Value Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of: (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Investor Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

For purposes of determining the performance adjustment, the investment performance of the Investors Value Fund for any one year period shall mean the sum of: (i) the change in the Fund's net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Value Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Value Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

FEES AND EXPENSES. For the each of the past three fiscal years SaBAM was entitled to receive gross fees under the Management Agreement, of which certain amounts were voluntarily waived, and has reimbursed the Funds for certain expenses as follows:

                                                                       EXPENSES
                                              GROSS FEES    WAIVER    REIMBURSED
                                              ----------   --------   ----------
ALL CAP VALUE FUND GROWTH FUND
Year Ended December 31, 2001(1)               $   16,612   $ 16,612    $  7,932
Year Ended December 31, 2002                  $   69,367   $ 69,367    $125,306
Year Ended December 31, 2003                  $   69,644   $ 69,644    $ 14,498

BALANCED FUND
Year Ended December 31, 2001                  $  598,981   $ 98,004    $129,931
Year Ended December 31, 2002                  $  538,083   $283,811    $      0
Year Ended December 31, 2003                  $  577,731   $305,129    $      0

CALIFORNIA TAX FREE BOND FUND
Year Ended December 31, 2001(2)               $   92,442   $ 92,442    $209,491
Year Ended December 31, 2002(3)               $   76,814   $ 76,814    $116,712
Year Ended December 31, 2003                  $   72,754   $ 72,754    $ 14,730

CAPITAL FUND
Year Ended December 31, 2001                  $5,934,539   $      0    $      0
Year Ended December 31, 2002                  $7,283,660   $      0    $      0
Year Ended December 31, 2003                  $7,361,392   $      0    $      0

CASH MANAGEMENT FUND
Year Ended December 31, 2001                  $   72,618   $ 72,618    $ 26,027
Year Ended December 31, 2002                  $   93,143   $ 84,616    $  9,572
Year Ended December 31, 2003                  $  100,424   $100,424    $ 49,754

                                                                       EXPENSES
                                              GROSS FEES    WAIVER    REIMBURSED
                                              ----------   --------   ----------
HIGH YIELD BOND FUND
Year Ended December 31, 2001                  $3,254,518   $      0    $      0
Year Ended December 31, 2002                  $3,522,531   $      0    $      0
Year Ended December 31, 2003                  $9,585,692   $      0    $      0

INTERNATIONAL EQUITY FUND
Year Ended December 31, 2001                  $  175,218   $ 26,706    $ 31,944
Year Ended December 31, 2002                  $   84,059   $ 84,059    $ 40,068
Year Ended December 31, 2003                  $   76,061   $ 76,061    $ 75,000

INVESTORS VALUE FUND
Year Ended December 31, 2001                  $6,236,619   $      0    $      0
Year Ended December 31, 2002                  $5,761,706   $      0    $      0
Year Ended December 31, 2003                  $7,347,485   $      0    $      0

LARGE CAP GROWTH FUND
Year Ended December 31, 2001                  $   77,114   $ 57,573    $ 17,357
Year Ended December 31, 2002                  $   56,623   $ 56,623    $113,143
Year Ended December 31, 2003                  $   54,889   $ 54,889    $ 74,379

MID CAP FUND
Year Ended December 31, 2001(4)               $   49,475   $ 49,475    $ 75,000
Year Ended December 31, 2002(5)               $  149,023   $ 94,313    $      0
Year Ended December 31, 2003                  $  135,653   $ 45,465    $      0

NATIONAL TAX FREE BOND FUND
Year Ended December 31, 2001(6)               $  456,611   $361,667    $117,550
Year Ended December 31, 2002(7)               $  310,846   $262,047    $      0
Year Ended December 31, 2003                  $  277,855   $192,690    $      0

NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 2001                  $  253,155   $      0    $      0
Year Ended December 31, 2002                  $  226,478   $      0    $      0
Year Ended December 31, 2003                  $  188,669   $      0    $ 49,048

NEW YORK TAX FREE BOND FUND
Year Ended December 31, 2001(8)               $1,084,367   $638,912    $      0
Year Ended December 31, 2002(9)               $  671,797   $262,082    $      0
Year Ended December 31, 2003                  $  622,889   $200,361    $      0

SMALL CAP GROWTH FUND
Year Ended December 31, 2001                  $2,327,708   $      0    $      0
Year Ended December 31, 2002                  $1,911,814   $762,003    $      0
Year Ended December 31, 2003                  $1,908,053   $      0    $      0

STRATEGIC BOND FUND
Year Ended December 31, 2001                  $  833,435   $ 33,373    $ 20,332
Year Ended December 31, 2002                  $1,085,716   $      0    $      0
Year Ended December 31, 2003                  $1,472,923   $      0    $      0

U.S. GOVERNMENT FUND
Year Ended December 31, 2001                  $  217,418   $159,648    $ 23,160
Year Ended December 31, 2002                  $  602,166   $477,752    $      0
Year Ended December 31, 2003                  $  949,954   $569,987    $      0

----------

(1) For the period from October 15, 2001, commencement of operations, through December 31, 2001.

(2) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the California Tax Free Bond Fund under a prior management agreement. Gross fees payable to Citibank for this period were $25,617, all of which were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable by the Fund to CFM for this period were $66,825, all of which were voluntarily waived.

(3) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the California Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $25,656, all of which were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SaBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SaBAM for this period were $51,158, all of which were voluntarily waived.

(4) Fees were paid for the period from October 15, 2001, commencement of operations, through December 31, 2001 to CFM, the Mid Cap Fund's prior investment manager.

(5) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the Mid Cap Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $56,380, of which $48,863 were paid to CFM and $7,517 were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SaBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SaBAM for this period were $92,643, of which $5,847 were paid to SaBAM and $86,796 were voluntarily waived.

(6) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the National Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to Citibank for this period were $130,506, of which $13,749 were paid to Citibank and $116, 757 were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable to CFM for this period were $326,105, of which $81,185 were paid to CFM and $244,920 were voluntarily waived.

(7) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the National Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $108,482, all of which were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SaBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SaBAM for this period were $202,364, of which $48,799 were paid to SaBAM and $153,565 were voluntarily waived.

(8) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the New York Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to Citibank for this period were $312,885, of which $147,708 were paid to Citibank and $165,177 were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable by the Fund to CFM for this period were $771,482, of which $297,747 were paid to CFM and $473,735 were voluntarily waived.

(9) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the New York Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period were $228,632, of which $129,806 were paid to CFM and $98,826 were voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SaBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the Fund to SaBAM for this period were $443,165, of which $279,909 were paid to SaBAM and $163,256 were voluntarily waived.

MANAGEMENT AGREEMENT APPROVALS. The Management Agreement for each of the Funds has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually (a) by the Fund's Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Fund's Board with such disinterested Directors casting votes in person at a meeting called for such purpose, or (b) by a vote of a majority of the outstanding shares (as defined in the 1940 Act).

The Board of the Series Funds approved the continuation of the Management Agreement for each of the Series Funds at a meeting held on July 17, 2003. The continuation of the Management Agreement for the Investors Value

Fund was approved at a Board meeting called for such purpose on July 29, 2003. The Trustees of Salomon Funds Trust approved the continuation of the Management Agreement for each of the Mid Cap Fund, New York Tax Free Bond Fund, California Tax Free Bond Fund and National Tax Free Bond Fund at a meeting held on August 7, 2003. The Board of the Capital Fund approved the continuation of the Fund's Management Agreement at a meeting on July 29, 2003. In approving the continuation of each Fund's Management Agreement, the Fund's Board, including the disinterested Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Investment Manager or its affiliates in connection with providing services to the Fund, compared the fees charged by the Investment Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Investment Manager with respect to the Fund. The Board of each Fund also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year relating to Fund performance and manager services, and benefits potentially accruing to the Investment Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Investment Manager, as well as research services received by the Investment Manager from broker-dealers who execute transactions on behalf of the Fund.

After requesting and reviewing such information and materials as they deemed necessary, each Fund's Board concluded that the continuation of the Fund's Management Agreement was in the best interests of the Fund and its shareholders. The disinterested Directors were advised by separate independent legal counsel throughout the process. The Fund or the Investment Manager may terminate the Management Agreement on sixty days' written notice without penalty. Each Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement between each Fund and SaBAM, neither SaBAM nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on either the part of SaBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Agreement.

CODE OF ETHICS

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and to institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of each Fund has adopted a code of ethics (the "Fund Code") that incorporates personal trading policies and procedures applicable to access persons of the Fund, which includes officers, Directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, each Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the Investment Manager and, if applicable, any sub-adviser to the Fund, which policies serve as such adviser's code of ethics (the "Adviser Code"). The Fund and Adviser Codes have been designed to address potential conflicts of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund Codes and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Directors may not agree with particular policies or votes by the Investment Manager, the Board of each Fund has approved delegating proxy voting discretion to the Investment Manager believing that the Investment Manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix D is a summary of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other. This summary of the policies and procedures gives a general indication as to how the Investment Manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the Investment Manager always endeavors to vote proxies relating to portfolio securities in accordance with a Fund's investment objectives.

Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-446-1013, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

ADMINISTRATOR

Smith Barney Fund Management LLC ("SBFM"), an affiliate of SaBAM, located at 125 Broad Street, New York, NY 10004 acts as administrator for each of the Series Funds. Until January 23, 2003, SaBAM acted as administrator for each of the Series Funds. SaBAM acts as administrator of the Capital Fund and the Investors Value Fund. The administration fee for each of the Series Funds is payable monthly and is calculated at an annual rate of 0.05% of the Fund's average daily net assets. Each of the Capital Fund, the California Tax Free Bond Fund, the Investors Value Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund pays SaBAM a management fee as described above and does not pay SaBAM an additional fee to act as the Fund administrator. For the last three fiscal years the Series Funds have paid the following amounts as administration fees:

                                                                  ADMINISTRATION
                                                                     FEE PAID
                                                                  --------------
ALL CAP VALUE FUND
Year Ended December 31, 2001*                                        $  1,108
Year Ended December 31, 2002                                         $  4,624
Year Ended December 31, 2003                                         $  4,643

BALANCED FUND
Year Ended December 31, 2001                                         $ 54,453
Year Ended December 31, 2002                                         $ 48,916
Year Ended December 31, 2003                                         $ 52,521

CASH MANAGEMENT FUND
Year Ended December 31, 2001                                         $ 18,154
Year Ended December 31, 2002                                         $ 23,286
Year Ended December 31, 2003                                         $ 25,106

HIGH YIELD BOND FUND
Year Ended December 31, 2001                                         $216,968
Year Ended December 31, 2002                                         $234,835
Year Ended December 31, 2003                                         $639,046

INTERNATIONAL EQUITY
Year Ended December 31, 2001                                         $  9,734
Year Ended December 31, 2002                                         $  4,670
Year Ended December 31, 2003                                         $  4,226

LARGE CAP GROWTH FUND
Year Ended December 31, 2001                                         $  5,141
Year Ended December 31, 2002                                         $  3,775
Year Ended December 31, 2003                                         $  3,659

                                                                  ADMINISTRATION
                                                                     FEE PAID
                                                                  --------------
NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 2001                                         $ 63,289
Year Ended December 31, 2002                                         $ 56,620
Year Ended December 31, 2003                                         $ 47,167

SMALL CAP GROWTH FUND
Year Ended December 31, 2001                                         $145,482
Year Ended December 31, 2002                                         $136,558
Year Ended December 31, 2003                                         $136,290

STRATEGIC BOND FUND
Year Ended December 31, 2001                                         $ 55,562
Year Ended December 31, 2002                                         $ 72,381
Year Ended December 31, 2003                                         $ 98,195

U.S. GOVERNMENT FUND
Year Ended December 31, 2001                                         $ 18,118
Year Ended December 31, 2002                                         $ 50,181
Year Ended December 31, 2003                                         $ 79,163

----------
* For the period from October 15, 2001, commencement of operations, through December 31, 2001.

DISTRIBUTOR

Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), located at 388 Greenwich Street, New York, New York 10013, serves as each Fund's distributor pursuant to a distribution agreement (each a "Distribution Agreement").

UNDERWRITING COMMISSIONS/SALES CHARGES

With respect to each of the Funds' last three fiscal years, the following table shows the aggregate dollar amount of underwriting commissions/sales charges paid to CGM, as well as the dollar amount of underwriting commissions/sales charges retained by CGM.

                                                  UNDERWRITING     UNDERWRITING
                                                   COMMISSIONS     COMMISSIONS
                                                   PAID TO CGM   RETAINED BY CGM
                                                  ------------   ---------------
ALL CAP VALUE FUND (1)
For the fiscal year ended
December 31:
2003                                                $  4,492         $   474
2002                                                $  4,486         $   510
2001                                                $      0         $     0

BALANCED FUND
For the fiscal year ended
December 31:
2003                                                $285,397         $12,916
2002                                                $207,098         $ 4,367
2001                                                $256,060         $ 4,292

                                                  UNDERWRITING     UNDERWRITING
                                                   COMMISSIONS     COMMISSIONS
                                                   PAID TO CGM   RETAINED BY CGM
                                                  ------------   ---------------
CALIFORNIA TAX FREE BOND FUND
For the fiscal year ended
December 31:
2003                                               $    8,542        $  1,202
2002                                               $    1,500        $    195
2001                                               $      116        $     12

CAPITAL FUND
For the fiscal year ended
December 31:
2003                                               $2,098,868        $ 97,455
2002                                               $4,529,459        $191,896
2001                                               $5,706,351        $378,125

HIGH YIELD BOND FUND
For the fiscal year ended
December 31:
2003                                               $2,455,162        $245,817
2002                                               $1,672,598        $ 83,805
2001                                               $1,561,586        $ 52,855

INTERNATIONAL EQUITY FUND
For the fiscal year ended
December 31:
2003                                               $   19,690        $    279
2002                                               $   33,834        $  1,702
2001                                               $   68,081        $  4,021

INVESTORS VALUE FUND
For the fiscal year ended
December 31:
2003                                               $  281,640        $ 14,729
2002                                               $  483,082        $ 15,916
2001                                               $  887,354        $ 46,224

LARGE CAP GROWTH FUND
For the fiscal year ended
December 31:
2003                                               $   15,420        $  1,294
2002                                               $   20,300        $    555
2001                                               $   34,277        $    816

MID CAP FUND
For the fiscal year ended
December 31:
2003                                               $    4,755        $    589
2002                                               $    2,170        $    283
2001                                               $    2,436        $    371

                                                  UNDERWRITING     UNDERWRITING
                                                   COMMISSIONS     COMMISSIONS
                                                   PAID TO CGM   RETAINED BY CGM
                                                  ------------   ---------------
NATIONAL TAX FREE BOND FUND
For the fiscal year ended
December 31:
2003                                                $ 46,337         $ 5,378
2002                                                $107,437         $ 8,624
2001                                                $ 28,102         $ 3,524

NEW YORK TAX FREE BOND FUND
For the fiscal year ended
December 31:
2003                                                $ 64,388         $ 8,934
2002                                                $ 96,444         $10,775
2001                                                $ 69,633         $ 8,926

SMALL CAP GROWTH FUND
For the fiscal year ended
December 31:
2003                                                $267,693         $18,051
2002                                                $655,365         $41,233
2001                                                $336,021         $24,767

STRATEGIC BOND FUND
For the fiscal year ended
December 31:
2003                                                $333,058         $29,551
2002                                                $539,238         $17,066
2001                                                $414,815         $17,610

U.S. GOVERNMENT FUND
For the fiscal year ended
December 31:
2003                                                $293,130         $ 6,431
2002                                                $548,826         $22,192
2001                                                $243,670         $ 9,816

(1)  The All Cap Value Fund commenced operations on October 15, 2001.

DISTRIBUTION FEES

Rule 12b-1 promulgated under the 1940 Act ("Rule 12b-1") provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with Rule 12b-1. The Board of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) has adopted a services and distribution plan with respect to each class of shares (other than Class O and Class Y) of each Fund pursuant to Rule 12b-1 (the "Class A Plan," the "Class B Plan" and the "Class C Plan" as applicable and collectively, the "Plans"). The Boards of the Funds, in the exercise of their business judgment made in the best interests of the shareholders of each Fund and each class, have determined that there is a reasonable likelihood that the Plans will benefit such Fund and its shareholders, and have approved the continuation of the Plans.

Under the Plans, each class is authorized to pay CGM an annual service fee* with respect to the Class A, Class B and Class C shares of the applicable Fund at the rate of 0.25% of the value of the average daily net assets of the respective class.

Under Class B Plans, each Fund is authorized to pay CGM an annual distribution fee* at the rate of 0.75% of the value of the average daily net assets of the respective class.

Under Class C Plans, the California Tax Free Bond Fund, High Yield Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Strategic Bond Fund, and U.S. Government Fund (the "Bond Funds") are authorized to pay CGM an annual distribution fee* at the rate of 0.50% of the value of the average daily net assets of the Class C shares of the Fund. With respect to Class C shares of the All Cap Value Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund and Small Cap Growth Fund (the "Equity Funds"), CGM is paid an annual distribution fee* at the rate of 0.75% of the value of the average daily net assets of the Class C shares of the applicable Fund.

The service fees are used for servicing shareholder accounts, including payments by CGM to selected securities dealers. The distribution fees are paid to CGM to compensate for activities primarily intended to result in the sale of Class B and Class C shares, including payment to selected securities dealers.

The expenses incurred in connection with these activities include: costs of printing and distributing the Funds' Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for CGM's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, CGM may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a "trail fee") with respect to accounts that dealers continue to service.

With respect to Class B shares, CGM will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of .25% which will begin to accrue immediately after settlement. With respect to Class C shares of the Bond Funds, CGM will pay broker-dealers at the time of sale a commission of 0.75% of the purchase amount and a quarterly trail fee at an annual rate of .75% which will begin to accrue one year after settlement. With respect to Class C shares of the Equity Funds, CGM will pay broker-dealers at the time of sale a commission of 1.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00%, with such fee starting in the thirteenth month after purchase.

Sales personnel of broker-dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by CGM and dealers in connection with the sale of shares will be paid, in the case of Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class C shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Class B and Class C shares.

CGM may also make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, CGM may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to CGM under the Plans and payments by CGM to selected securities dealers are payable without regard to actual expenses incurred.

CGM may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives, which may include payment for travel

----------
* The Plans for California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund provide that the fees paid under the Plans may be used for both service and distribution activities.

expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, CGM may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by CGM, any applicable Plan payments or CGM's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Fund's Board for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of any Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Fund's Board and by the Directors who are neither "interested persons," as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be.

For the year ended December 31, 2003, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows:

                                                 COMPENSATION     COMPENSATION        AMOUNT
                                COMPENSATION     PAID BY CGM       PAID BY CGM       SPENT BY
                                   PAID TO      AND AFFILIATES   AND AFFILIATES      CGM AND
                                  CGM UNDER      TO SELECTED        TO SALES      AFFILIATES ON
                                  THE PLANS        DEALERS          PERSONNEL      ADVERTISING
                                ------------   ---------------   --------------   -------------
ALL CAP VALUE FUND
Class A                          $      474       $   41,304       $  245,941         $  872
Class B                          $    2,190       $   23,865       $   58,463         $  184
Class C                          $      491       $    3,766       $   12,239         $   58

BALANCED FUND
Class A                          $   95,727       $  109,643       $   93,347         $  306
Class B                          $  406,792       $  639,037       $  106,364         $  336
Class C                          $  244,697       $  250,075       $  293,943         $  882

CALIFORNIA TAX FREE BOND FUND
Class A                          $    8,065       $   17,815       $   69,900         $  242
Class B                          $      661       $      151       $    4,173         $   15
Class C                          $       49       $       48       $        0         $    0

CAPITAL FUND
Class A                          $  667,743       $  691,446       $  414,287         $1,070
Class B                          $3,369,286       $3,481,087       $  510,924         $1,528
Class C                          $4,130,939       $4,059,944       $1,131,156         $3,794

HIGH YIELD BOND FUND
Class A                          $1,778,293       $1,933,754       $2,442,603         $3,364
Class B                          $2,381,046       $3,564,909       $  464,673         $  897
Class C                          $1,847,153       $2,261,295       $  780,116         $1,970

                                                                TOTAL AMOUNT OF
                                    AMOUNT                          EXPENSES
                                   SPENT BY         AMOUNT        INCURRED BY
                                   CGM AND         SPENT BY       CGM AND ITS
                                AFFILIATES ON      CGM AND       AFFILIATES IN
                                 PRINTING AND   AFFILIATES ON   CONNECTION WITH
                                  MAILING OF    MISCELLANEOUS   DISTRIBUTION OF
                                  PROSPECTUS       EXPENSES      THE FUNDS (2)
                                -------------   -------------   ---------------
ALL CAP VALUE FUND
Class A                            $17,163         $104,296        $  409,576
Class B                            $ 4,393         $ 24,285        $  111,190
Class C                            $ 2,132         $  5,873        $   24,068

BALANCED FUND
Class A                            $ 4,804         $ 35,350        $  243,450
Class B                            $10,055         $ 41,289        $  797,081
Class C                            $18,396         $116,486        $  679,782

CALIFORNIA TAX FREE BOND FUND
Class A                            $  (658)        $ 27,384        $  114,133
Class B                            $   (40)        $  1,686        $    5,985
Class C                            $     0         $      0        $       48

CAPITAL FUND
Class A                            $11,030         $129,164        $1,246,997
Class B                            $33,506         $189,161        $4,216,206
Class C                            $82,985         $449,448        $5,727,327

HIGH YIELD BOND FUND
Class A                            $25,652         $450,145        $4,855,518
Class B                            $27,835         $117,969        $4,176,283
Class C                            $47,667         $258,764        $3,349,812

(1) "Miscellaneous Expenses" include allocable overhead, travel and communications expenses.

(2) The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGM and its affiliates that are disclosed in the five preceding columns. These amounts are paid out of revenue received by CGM under each Plan, as well as out of other revenue received by SaBAM and its affiliates.

                                              COMPENSATION                              AMOUNT
                              COMPENSATION    PAID BY CGM          COMPENSATION        SPENT BY
                                 PAID TO     AND AFFILIATES     PAID BY CGM AND        CGM AND
                                CGM UNDER     TO SELECTED     AFFILIATES TO SALES   AFFILIATES ON
                                THE PLANS       DEALERS              PERSONNEL       ADVERTISING
                              ------------   --------------   -------------------   -------------
INTERNATIONAL EQUITY FUND
Class A                         $ 14,174       $   24,841           $133,813            $  250
Class B                         $ 14,618       $   26,662           $ 21,381            $   96
Class C                         $ 12,883       $   34,112           $237,022            $  811

INVESTORS VALUE FUND
Class A                         $521,888       $  543,859           $351,141            $  836
Class B                         $501,050       $  616,555           $118,386            $  410
Class C                         $592,000       $  657,021           $431,501            $1,579

LARGE CAP GROWTH FUND
Class A                         $  3,996       $   29,664           $137,031            $  605
Class B                         $ 28,503       $   25,961           $ 54,530            $  163
Class C                         $ 28,484       $   36,723           $137,075            $  382

MID CAP FUND
Class A                         $    152       $    9,856           $ 68,711            $  242
Class B                         $    332       $       79           $      0            $    0
Class C                         $    259       $      264           $      0            $    0

NATIONAL TAX FREE BOND FUND
Class A                         $ 27,302       $   38,828           $ 86,513            $  298
Class B                         $ 11,053       $    6,914           $    735            $    2
Class C                         $  3,632       $    3,662           $    182            $    1

NEW YORK TAX FREE BOND FUND
Class A                         $ 73,059       $   82,400           $ 68,384            $  240
Class B                         $    827       $      795           $ 40,357            $  141
Class C                         $  1,210       $    1,109           $    925            $    3

SMALL CAP GROWTH FUND
Class A                         $481,030       $  533,902           $337,636            $  901
Class B                         $403,724       $  325,158           $132,205            $  419
Class C                         $390,596       $  434,737           $339,035            $1,193

STRATEGIC BOND FUND
Class A                         $101,894       $  125,961           $182,705            $  499
Class B                         $945,418       $1,093,558           $240,215            $  763
Class C                         $454,005       $  506,581           $268,778            $  880

U.S. GOVERNMENT FUND
Class A                         $145,612       $  199,040           $417,637            $1,095
Class B                         $479,307       $  387,272           $136,347            $  436
Class C                         $375,308       $  390,094           $156,002            $  396

                                                              TOTAL AMOUNT OF
                                  AMOUNT                          EXPENSES
                                 SPENT BY         AMOUNT        INCURRED BY
                                 CGM AND       SPENT BY CGM     CGM AND ITS
                              AFFILIATES ON   AND AFFILIATES   AFFILIATES IN
                               PRINTING AND        ON         CONNECTION WITH
                                MAILING OF    MISCELLANEOUS   DISTRIBUTION OF
                                PROSPECTUS     EXPENSES (1)    THE FUNDS (2)
                              -------------   -------------   ---------------
INTERNATIONAL EQUITY FUND
Class A                          $ (407)         $ 28,779        $  187,276
Class B                          $ 3,217         $  9,935        $   61,251
Class C                          $21,809         $100,737        $  394,491
INVESTORS VALUE FUND
Class A                          $ 3,872         $103,153        $1,002,861
Class B                          $11,016         $ 48,677        $  795,044
Class C                          $42,798         $184,019        $1,316,918
LARGE CAP GROWTH FUND
Class A                          $17,622         $ 62,752        $  247,674
Class B                          $ 1,058         $ 21,507        $  103,219
Class C                          $ 5,690         $ 54,453        $  234,323
MID CAP FUND
Class A                          $ (656)         $ 27,742        $  105,895
Class B                          $     0         $      0        $       79
Class C                          $     0         $      0        $      264
NATIONAL TAX FREE BOND FUND
Class A                          $ (810)         $ 34,252        $  159,081
Class B                          $   (7)         $    284        $    7,928
Class C                          $   (2)         $     73        $    3,916
NEW YORK TAX FREE BOND FUND
Class A                          $ (651)         $ 27,542        $  177,915
Class B                          $ (383)         $ 16,219        $   57,129
Class C                          $   (9)         $    373        $    2,401
SMALL CAP GROWTH FUND
Class A                          $ 8,487         $108,087        $  989,013
Class B                          $ 9,955         $ 52,508        $  520,245
Class C                          $31,434         $142,705        $  949,104
STRATEGIC BOND FUND
Class A                          $ 5,097         $ 61,945        $  376,207
Class B                          $20,425         $ 88,936        $1,443,897
Class C                          $20,172         $105,951        $  902,362
U.S. GOVERNMENT FUND
Class A                          $22,545         $138,419        $  778,736
Class B                          $13,005         $ 50,339        $  587,399
Class C                          $ 6,043         $ 43,075        $  595,610

(1) "Miscellaneous Expenses" include allocable overhead, travel and communications expenses.

(2) The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGM and its affiliates that are disclosed in the five preceding columns. These amounts are paid out of revenue received by CGM under each Plan, as well as out of other revenue received by SaBAM and its affiliates.

Listed below are the distribution fees paid by Class A, Class B and Class C shares of each Fund to the distributor for the fiscal years ended December 31, 2001 and 2002.

                                 DISTRIBUTION FEES     DISTRIBUTION FEES
                                PAID FOR THE FISCAL   PAID FOR THE FISCAL
                                     YEAR ENDED           YEAR ENDED
                                    DECEMBER 31,          DECEMBER 31,
                                        2002                 2001
                                -------------------   -------------------
ALL CAP VALUE FUND (1)
Class A                               $      134                  N/A
Class B                               $      961                  N/A
Class C                               $      223                  N/A
BALANCED FUND
Class A                               $   67,039           $   59,708
Class B                               $  530,207           $  683,059
Class C                               $  167,896           $  154,941
CALIFORNIA TAX FREE BOND FUND
Class A                               $   38,113           $   46,095
Class B                               $    1,076           $      111
Class C                               $       59           $        0
CAPITAL FUND
Class A                               $  655,973           $  514,170
Class B                               $3,489,405           $2,819,131
Class C                               $4,004,860           $2,390,888
HIGH YIELD BOND FUND
Class A                               $  322,818           $  256,529
Class B                               $2,052,663           $2,401,352
Class C                               $  740,388           $  532,955
INTERNATIONAL EQUITY FUND
Class A                               $   12,572           $   28,982
Class B                               $   23,768           $   37,451
Class C                               $   19,141           $   33,927
INVESTORS VALUE FUND
Class A                               $  458,487           $  305,611
Class B                               $  702,495           $  819,729
Class C                               $  613,423           $  457,119
LARGE CAP GROWTH FUND
Class A                               $    3,023           $    4,228
Class B                               $   33,403           $   47,930
Class C                               $   29,850           $   25,921
MID CAP FUND
Class A                               $      256           $        4
Class B                               $      529           $        1
Class C                               $      168           $        0
NATIONAL TAX FREE BOND FUND
Class A                               $  139,803           $  164,216
Class B                               $   44,920           $    5,131
Class C                               $   11,615           $    1,609
NEW YORK TAX FREE BOND FUND
Class A                               $  335,658           $  392,064
Class B                               $      484           $       24
Class C                               $       74           $        0
SMALL CAP GROWTH FUND
Class A                               $  439,192           $  416,527
Class B                               $  629,860           $1,067,010
Class C                               $  338,067           $  170,694

                                 DISTRIBUTION FEES     DISTRIBUTION FEES
                                PAID FOR THE FISCAL   PAID FOR THE FISCAL
                                     YEAR ENDED           YEAR ENDED
                                    DECEMBER 31,          DECEMBER 31,
                                        2002                 2001
                                -------------------   -------------------
STRATEGIC BOND FUND
Class A                              $   58,487            $   44,573
Class B                              $  800,664            $  688,142
Class C                              $  305,626            $  179,178
U.S. GOVERNMENT FUND
Class A                              $   90,704            $   27,222
Class B                              $  325,478            $  169,800
Class C                              $  221,865            $   58,052

(1) The All Cap Value Fund was organized in 2002 and did not pay any distribution or service fees in 2001.

EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of such Fund's Directors and officers who are not directors, officers or employees of the Fund's service contractors, commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain third-party record keeping services, certain insurance premiums, ICI dues, outside auditing and legal expenses (including fees of counsel to disinterested Directors), costs of shareholder reports and Director and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any), as well as other transaction costs, in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Investment Manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

Equity securities generally are purchased or sold through brokers who will be paid a commission. Fixed-income securities, certain short-term securities and certain equities normally will be purchased from or sold to issuers directly or dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Investment Manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the Investment Manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Investment Manager may select brokers who charge a commission in excess of that charged by other brokers, if the Investment Manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Investment Manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Investment Manager may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Manager in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a Fund's costs, the Investment Manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Investment Manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the Investment Manager by brokers who effect securities transactions for a Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing a Fund. Not all of these research services are used by the Investment Manager in managing any particular account, including the Funds. For the fiscal year ended December 31, 2003, each of the Funds indicated below directed brokerage transactions and paid commissions on transactions related to research services as follows:

                                                                   TOTAL DOLLAR AMOUNT OF
                                    TOTAL DOLLAR AMOUNT OF          BROKERAGE COMMISSIONS
                                    BROKERAGE TRANSACTIONS          PAID ON TRANSACTIONS
              FUND               RELATED TO RESEARCH SERVICES   RELATED TO RESEARCH SERVICES
              ----               ----------------------------   ----------------------------
All Cap Value Fund                       $    229,761                     $    894
Balanced Fund                            $          0                     $      0
California Tax Free Bond Fund            $          0                     $      0
Capital Fund                             $326,069,894                     $823,016
Cash Management Fund                     $          0                     $      0
High Yield Bond Fund                     $          0                     $      0
International Equity Fund                $          0                     $      0
Investors Value Fund                     $ 57,833,944                     $189,232
Large Cap Growth Fund                    $  2,912,673                     $  3,584
Mid Cap Fund                             $  1,437,947                     $  2,570
National Tax Free Bond Fund              $          0                     $      0
New York Municipal Market Fund           $          0                     $      0
New York Tax Free Bond Fund              $          0                     $      0
Small Cap Growth Fund                    $  2,199,718                     $ 15,044
Strategic Bond Fund                      $          0                     $      0
U.S. Government Fund                     $          0                     $      0

     Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the Investment Manager or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

     The Board of each Fund has approved procedures in conformity with Rule 10f-3 whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

     Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Each Fund's Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. For the fiscal years ended December 31, 2001, 2002 and 2003, the following Funds paid aggregate brokerage commissions and brokerage commissions to CGM or any affiliate of the Fund, SaBAM or CGM as set out below:

                               AGGREGATE BROKER   AMOUNT OF BROKERAGE COMMISSION
           FUND                COMMISSIONS PAID     PAID BY THE FUND TO CGM'D'
----------------------------   ----------------   ------------------------------
ALL CAP VALUE FUND*
Year Ended December 31, 2002      $   23,770                 $     85
Year Ended December 31, 2003      $   16,172                 $    375

BALANCED FUND
Year Ended December 31, 2001      $   72,793                 $      0
Year Ended December 31, 2002      $   63,898                 $      0
Year Ended December 31, 2003      $   21,377                 $      0

CAPITAL FUND
Year Ended December 31, 2001      $2,609,687                 $      0
Year Ended December 31, 2002      $6,931,339                 $195,990
Year Ended December 31, 2003      $5,006,846                 $365,883

HIGH YIELD BOND FUND*
Year Ended December 31, 2002      $    4,400                 $      0
Year Ended December 31, 2003      $    5,674                 $      0

INTERNATIONAL EQUITY FUND
Year Ended December 31, 2001      $   25,235                 $    125
Year Ended December 31, 2002      $    9,924                 $      0
Year Ended December 31, 2003      $  112,944                 $      0

INVESTORS VALUE FUND
Year Ended December 31, 2001      $1,556,603                 $ 11,215
Year Ended December 31, 2002      $3,171,761                 $166,796
Year Ended December 31, 2003      $2,129,506                 $225,244

LARGE CAP GROWTH FUND
Year Ended December 31, 2001      $   12,800                 $    188
Year Ended December 31, 2002      $    7,952                 $     62
Year Ended December 31, 2003      $    6,669                 $    125

MID CAP FUND*
Year Ended December 31, 2002      $   44,722                 $    915
Year Ended December 31, 2003      $   43,615                 $    475

                               AGGREGATE BROKER   AMOUNT OF BROKERAGE COMMISSION
           FUND                COMMISSIONS PAID     PAID BY THE FUND TO CGM'D'
----------------------------   ----------------   ------------------------------
SMALL CAP GROWTH FUND***
Year Ended December 31, 2003      $1,877,569                 $      0

U.S. GOVERNMENT FUND
Year Ended December 31, 2003      $   18,143                 $      0

----------
*All Cap Fund, High Yield Bond Fund and Mid Cap Fund did not pay any brokerage commissions to CGM'D' for the fiscal year ended December 31, 2001.

**Strategic Bond Fund did not pay any brokerage commissions to CGM'D' for the fiscal year ended December 31, 2002.

***Small Cap Growth Fund did not pay any brokerage commissions to CGM'D' for the fiscal years ended December 31, 2001 and 2002.

'D' formerly known as Salomon Smith Barney Inc.

For the fiscal year ended December 31, 2003, the percentage of each Fund's aggregate brokerage commissions paid to CGM and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through CGM were as follows:

                                                       THE PERCENTAGE OF THE
                            THE PERCENTAGE OF THE             FUND'S
                               FUND'S AGGREGATE     AGGREGATE DOLLAR AMOUNT OF
                                  BROKERAGE         TRANSACTIONS INVOLVING THE
                                 COMMISSIONS           PAYMENT OF COMMISSION
           FUND                  PAID TO CGM           EFFECTED THROUGH CGM*
-------------------------   ---------------------   --------------------------
All Cap Value Fund                   2.32%                     1.91%
Balanced Fund                           0%                        0%
Capital Fund                         7.31%                    10.67%
High Yield Bond Fund                    0%                        0%
International Equity Fund               0%                        0%
Investors Value Fund                10.59%                    12.56%
Large Cap Growth Fund                1.87%                    .0025%
Mid Cap Fund                         1.10%                     .015%
Small Cap Growth Fund                   0%                        0%
Strategic Bond Fund                     0%                        0%

----------
* formerly known as Salomon Smith Barney Inc.

In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Investment Manager's other clients. Investment decisions for each Fund and for the Investment Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Investment Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Investment Manager deem it advisable to purchase or sell securities.

For the fiscal years ended December 31, 2002 and 2003, the portfolio turnover rates were as follows for Funds which experienced a significant variation in portfolio turnover rate over that period:

           FUND             2002   2003
-------------------------   ----   ----
Balanced Fund (1)            36%    93%
Small Cap Growth Fund (2)    84%   143%
U.S. Government Fund (3)     14%    86%

(1) The increase in the Balanced Fund's portfolio turnover rate for the fiscal year ended December 31, 2003 was due to investment in dollar rolls.

(2) The increase in the Small Cap Growth Fund's portfolio turnover rate for the fiscal year ended December 31, 2003 was as a result of the change in the portfolio managers of the Fund and the subsequent rebalancing of Fund assets.

(3) The U.S. Government Fund's portfolio turnover rate has tended to vary substantially from year to year based on market conditions.

The portfolio turnover rate for the International Equity Fund is discussed in the Prospectus relating to that Fund. Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

                                 NET ASSET VALUE

The following is a description of the procedures used by each Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to the Cash Management Fund and the New York Municipal Money Market Fund, for which the determination is made at 12:00 noon (New York time)). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price, which represents the current value of the security. Portfolio securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. OTC securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures established by and under the supervision of the Board of the applicable Fund. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term obligations with maturities of 60 days or less are valued at amortized cost. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of each Fund for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the Fund's Board. Factors that a Fund may consider in determining whether market quotations are readily available include the existence of a thin market, as well as the occurrence of a significant event that may affect the securities' value following the close of a market.

As stated in the Prospectus, each of the Cash Management Fund and the New York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Salomon Brothers Series Funds Inc has established procedures reasonably designed to stabilize the net asset value per share of the Cash Management Fund and the New York Municipal Money Market Fund, as computed for the purposes of sales and redemptions at $1.00, in each case taking into account current market conditions and the investment objective of the applicable Fund. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between the net asset value of the Cash Management Fund or the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. The Board will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                         ADDITIONAL PURCHASE INFORMATION

TIMING OF PURCHASE ORDERS

Orders for the purchase of Fund shares (other than the Cash Management Fund and the New York Municipal Money Market Fund) received by selected dealers by the close of regular trading on the NYSE (currently 4:00 p.m., New York time) on any day that a Fund calculates its net asset value and either transmitted to Citigroup Global Markets by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to the Funds transfer agent, through the facilities of the National Securities Clearing Corporation ("NSCC") on a timely basis will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Citigroup Global Markets or the transfer agent through the facilities of the NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund will be executed at the net asset value per share next determined after the order has become effective, i.e., payment has been received in or converted into federal funds. See "Buying Shares and Exchanging Shares" in the Prospectus.

See "Buying Shares and Exchanging Shares" in the Prospectus for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account. Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

For an example of the method of computing the offering price per share of each class of shares of the Funds, see the audited financial statements of the Funds for the fiscal year ended December 31, 2003, which are contained in the 2003 Annual Reports of the Investment Series, and which are incorporated by reference into this SAI.

PAYMENT IN SECURITIES

In addition to cash, the Funds may accept securities as payment for Fund shares at the applicable net asset value. Generally, the Fund will only consider accepting securities to increase its holdings in a portfolio security, or if Investment Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient the amount for efficient management.

While no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. A Fund will value accepted securities in the same manner as it values its portfolio securities in determining the Fund's share price. A Fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while the Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from SaBAM.

CLASS A SHARES

VOLUME DISCOUNTS. The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (d) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (e) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (f) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) 446-1013.

GROUP PURCHASES. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A "qualified group" is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring Fund shares at a discount; and (c) satisfies uniform criteria which enable the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchasers must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

INITIAL SALES CHARGE WAIVERS. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Class A shares, investors who, authorized by and as a result of a direct relationship with a Fund's portfolio manager, purchase shares directly from the Fund will also have the initial sales charge waived when purchasing Class A shares.

SALES CHARGE REALLOWANCE. Purchases of Class A shares of a Fund may be made at each Fund's respective net asset value per share plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may, from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of a Fund's Class A shares.

RIGHT OF ACCUMULATION. Reduced sales charges, in accordance with the schedule in the Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class C shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. Each Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

BROKERAGE COMMISSIONS. With respect to Class A shares, CGM may pay broker-dealers or other intermediaries, at the time of sale, a commission of up to 1.00% for purchase amounts of $1 million ($500,000 for Class A shares of U.S. Government Fund) but less than $3 million, up to 0.50% for purchase amounts of $3 million to $5 million, up to 0.25% for purchase amounts above $5 million and for purchases by certain retirement plans with an omnibus account relationship with the Fund. To the extent that such commission is paid, starting in the thirteenth month after purchase, the broker-dealer or other intermediary will also receive the annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients (except in connection with sales of shares of the U.S. Government Fund which will receive the service fee immediately). Prior to the thirteenth month, the Fund's distributor will retain the service fee. Where the broker-dealer or other intermediary does not receive the payment of up to 1.00% from CGM, the broker-dealer or other intermediary will instead receive the annual service fee starting immediately after purchase.


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LETTER OF INTENT. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Funds to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable Fund, the transfer agent or eligible securities dealers.

                        ADDITIONAL REDEMPTION INFORMATION

If the Board of a Fund determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board may deem fair and equitable. However, certain Funds (other than California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Income Bond and New York Tax Free Bond Fund) have made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

TAXATION OF A FUND

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a "RIC") under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not


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limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a RIC, a Fund will not be subject to federal income tax on its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and "net capital gain" (the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from Municipal Obligations and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the Funds) on alternative minimum taxable income. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the income tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and
(iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in the shareholder's income over the income tax credit.

If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a RIC, or fail to satisfy the 90% distribution requirement, the Fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The yield of a Fund's investment in foreign securities or currencies will be reduced by these foreign taxes. Except as described below under the heading "Foreign Income Taxes" shareholders will not be able to claim a foreign tax credit or deduction for these foreign taxes.

Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Investment Activities and Risk Factors--Derivatives." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. The same may be true of investments in passive foreign investment companies (each a "PFIC") to the extent a Fund elects to mark such investments to market as described below. Each Fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.


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A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in PIK bonds or in obligations, such as certain Brady Bonds or zero coupon securities, having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If a Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. The Funds intend to limit their investments in PFICs as necessary to avoid such a tax. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" (a "QEF") under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

With respect to a Fund that invests in real estate investment trusts ("REITs"), the Fund may invest in REITs that hold residual interests in real estate mortgage conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

TAXATION OF SHAREHOLDERS

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected


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to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

TAX TREATMENT OF DISTRIBUTIONS. All dividends and distributions to shareholders of a Fund of investment company taxable income and net capital gain will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. A portion of such dividends may qualify for the dividends received deduction available to corporations, however, and certain Funds may qualify to pay exempt-interest dividends as explained below. To the extent that ordinary dividends are derived from qualified dividend income of a Fund, such dividends will be treated as qualified dividend income, provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a Fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations (other than REITs) or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

Distributions of net capital gain designated by a Fund as "capital gain dividends" will be taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of how long the shares have been held by such shareholders. Such distributions will not be eligible for the dividends received deduction.

Distributions, if any, in excess of a Fund's current and accumulated earnings and profits will be treated as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, in the manner discussed below under the heading "Redemption, Sale or Exchange of Fund Shares."

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund on December 31 of the year in which the dividend is declared. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amount of any ordinary dividends, including the portion that may be treated as qualified dividend income, and the amount of any capital gain dividends paid by the Fund.

DIVIDENDS RECEIVED DEDUCTION. It is expected that a portion of the dividends of investment company taxable income received by corporate shareholders from a Fund (other than the Cash Management Fund, U.S. Government Fund, New York Municipal Money Market Fund, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund) will qualify for the federal dividends received deduction generally available to corporations, but only to the extent of qualifying dividends received by the Fund from domestic corporations.

REDEMPTION, SALE OR EXCHANGE OF FUND SHARES. The redemption, sale or exchange of Fund shares is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, transactions in shares of the Cash Management Fund or New York Municipal Money Market Fund are not expected to result in gains or losses, except to the extent that any sales charge is imposed on the redemption of certain shares acquired in an exchange from another Fund in which such a charge is applied. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares (i) shall be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and (ii) to the extent not disallowed, shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. A loss realized on a sale, exchange or other disposition of shares generally will be disallowed if other substantially identical shares of the Fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the original shares are disposed of, such as


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pursuant to reinvestment of dividends in Fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

FOREIGN INCOME TAXES. A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If eligible, a Fund may elect, for United States federal income tax purposes, to "pass through" foreign taxes to its shareholders. The International Equity Fund expects to qualify for and make this election.

For any year that a Fund makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country's government and shareholders of the Fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. The International Equity Fund expects to qualify for and make this election.

TAXATION OF FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income (including any portion thereof treated as qualified dividend income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, exempt-interest dividends, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary dividends (including any portion thereof treated as qualified dividend income), capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

REPORTING REQUIREMENTS. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in may cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING. Each Fund may be required to withhold federal income tax at the rate of 28% ("backup withholding") from dividends (other than exempt-interest dividends) and, except in the case of the Cash Management Fund or New York Municipal Money Market Fund, redemption proceeds paid to non-corporate shareholders including foreign shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the IRS or a broker notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax, and any amounts withheld may be


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credited against the shareholder's federal income tax liability, provided that the required information is timely furnished to the IRS. Backup withholding will not be applied to payments that already have been subjected to the 30% withholding tax described above under the heading "Taxation of Foreign Shareholders."

THE CALIFORNIA TAX FREE BOND FUND, NATIONAL TAX FREE BOND FUND, NEW YORK MUNICIPAL MONEY MARKET FUND AND NEW YORK TAX FREE BOND FUND (THE "TAX FREE FUNDS")

Each of the Tax Free Funds intends to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in Section 103(a) of the Code. Each Tax Free Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax.

In addition, dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions, nor are they excluded from income for purposes of personal income taxes in states other than New York.

Likewise, dividends from the California Tax Free Bond Fund will not be subject to California State personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of California and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from California State personal income taxes). Dividends from the California Tax Free Bond Fund, however, are not excluded in determining California State franchise taxes on corporations and financial institutions nor are they excluded from income for purposes of personal income taxes in states other than California.

Gain from a sale or redemption of shares of a Tax Free Fund that are held as capital assets will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Interest on indebtedness incurred or continued to purchase or carry shares of these Funds generally will not be deductible by shareholders of the Fund. A deduction for such interest may be disallowed for state income or franchise tax purposes, even where exempt-interest dividends are included in computing the tax.

All or a portion of the gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 that is attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the Tax Free Funds.

In addition to municipal obligations, the Tax Free Funds may invest in certain municipal derivatives that may be subject to unresolved tax, legal, regulatory and accounting issues. Income from such securities may not qualify to be distributed as part of an exempt-interest dividend.

A portion of each Fund's exempt-interest dividends may be subject to the alternative minimum tax for individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Tax Free Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. Each Tax Free Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the IRS on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year. The Code may also require individual shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ("adjusted current earnings," referred to as "ACE") exceeds the amount


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otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the Tax Free Funds, is included in calculating ACE.

Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in a Tax Free Fund.

Shares of a Tax Free Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts ("IRAs"), because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

In addition, investment in a Tax Free Fund may not be appropriate for entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) for whom such facility, or part thereof, is specifically constructed, reconstructed or acquired, (b) whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities or
(c) who occupies more than 5% of the entire usable area of such facilities. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person." For additional information, investors should consult their tax advisers before investing in a Tax Free Fund.

All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in a Tax Free Fund.

STATE AND LOCAL TAX MATTERS

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and localities vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


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                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE. A shareholder may exchange all or part of his or her Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then-current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders.

Accordingly, if the Investment Manager in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Salomon Brothers Investment Series. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive trading. A Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor.

During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.

AUTOMATIC WITHDRAWAL PLAN. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of a Fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such a Fund. Withdrawal payments are made by PFPC, Inc. ("PFPC"), as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, a Fund or PFPC upon written notice.

The Automatic Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013.

REINSTATEMENT PRIVILEGE. A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been


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previously redeemed if the redemption occurred within 60 days of the request.
With regard to Class B and Class C shares, if an investor redeems Class B or Class C shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Class B or Class C shares of any Fund within 60 days, the Class B or Class C shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use this reinstatement privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

SELF EMPLOYED RETIREMENT PLANS. Certain Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

Boston Safe Deposit and Trust Company ("Boston Safe") has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self-employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

INDIVIDUAL RETIREMENT ACCOUNTS. Certain Funds offer a prototype individual retirement account ("IRA"), which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SaBAM.

Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

Investors may obtain information required for adopting an IRA, including information fees, the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

                                ACCOUNT SERVICES

Shareholders of each Fund are kept informed through semi-annual reports showing current investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Cash Management Fund and the New York Municipal Money Market Fund, who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this SAI with any questions relating to their investment in shares of such Fund.


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                                  CAPITAL STOCK

Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply. Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in the Prospectus and the SAI about another Fund listed in the Prospectus or SAI.

Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder.

Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the applicable charter documents, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class, are conclusive.

As used in this SAI and the Prospectus, the term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

SERIES FUNDS, CAPITAL FUND AND INVESTORS VALUE FUND

Salomon Brothers Series Funds Inc was incorporated in Maryland on April 17, 1990. The authorized capital stock of Salomon Brothers Series Funds Inc consists of 11,000,000,000 shares having a par value of $.001 per share. The shares are allocated equally among the classes of the series outstanding, except for the classes of the High Yield Bond Fund that have been allocated one billion of the eleven billion shares specifically to these classes, with the other ten million allocated among all classes (including the High Yield Bond Fund) equally. Pursuant to the Articles of Incorporation and Articles Supplementary of Salomon Brothers Series Funds Inc, the Directors have authorized the issuance of twelve series of shares. One of the series, named the Salomon Brothers Institutional Money Market Fund, is not included in this SAI. Ten of the other eleven series each represent shares in one of ten Series Funds; namely, All Cap Value Fund, Balanced Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Fund. The twelfth series represents shares in a fund that is no longer offered. The assets of each Fund are segregated and separately managed. The Board of Salomon Brothers Series Funds Inc may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.

The Capital Fund was incorporated in Maryland on August 23, 1976. The authorized capital of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.

The Investors Value Fund was incorporated in Maryland on April 2, 1958. The authorized capital stock of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.


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All shares of each Series Fund have equal voting rights and will be voted in the aggregate, and not by Fund or class, except where voting by series or class is required by law or where the matter involved affects only one Fund or class.

Under the corporate law of Maryland and the By-Laws of each of these Funds, the Funds are not required to, and do not currently intend to hold, annual meetings of shareholders for the election of Directors except as required under the 1940 Act.

The shares of the Investors Value Fund and Capital Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

SALOMON FUNDS TRUST

Each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is a series of Salomon Funds Trust. The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust's name was changed to CitiFunds Tax Free Income Trust. Effective July 12, 2001, the Trust's name was changed to Salomon Funds Trust.

Prior to March 2, 1998, the National Tax Free Bond Fund was called Landmark National Tax Free Income Fund, and the New York Tax Free Bond Fund was called Landmark New York Tax Free Income Fund. From March 2, 1998 until September 4, 2000 the California Tax Free Bond Fund was called CitiFunds California Tax Free Income Portfolio, the National Tax Free Bond Fund was called CitiFunds National Tax Free Income Portfolio, and the New York Tax Free Bond Fund was called CitiFunds New York Tax Free Income Portfolio. From September 4, 2000 to July 12, 2001, the California Tax Free Bond Fund was called Citi California Tax Free Income Fund, the National Tax Free Bond Fund was called Citi National Tax Free Income Fund, and the New York Tax Free Bond Fund was called Citi New York Tax Free Income Fund. From July 12, 2001 to September 6, 2002 the California Tax Free Bond Fund was called Salomon Brothers California Tax Free Income Fund, the National Tax Free Bond Fund was called Salomon Brothers National Tax Free Income Fund and the New York Tax Free Bond Fund was called Salomon Brothers New York Tax Free Income Fund. The assets of each Fund are segregated and separately managed.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each Fund and other series and to divide or combine the shares of any Fund or other series of the Trust into a greater or lesser number of shares of that Fund or series without thereby changing the proportionate beneficial interests in that series and to divide such Fund or series into classes. The Trust has reserved the right to create and issue additional series and classes of shares.

All shares of each Fund have equal voting rights. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series vote together in the election or selection of Trustees. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's


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outstanding shares, voting as a single class, or of the affected series of the
Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares (or the affected series) would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (a) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (b) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The shares of the Funds have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Trustees.

The Funds' transfer agent maintains a share register for shareholders of record.

At any meeting of shareholders of the Trust or of any Fund or other series of the Trust, any financial intermediary through which shares are held may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions received for all other shares of which that financial intermediary is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                          CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street" or the "Custodian"), located at 225 Franklin Street, Boston, MA 02110, currently serves as custodian for each of the Funds. State Street, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The Custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

PFPC Inc. ("PFPC"), located at P.O. Box 9764, Providence, RI 02940-9764, acts as the transfer agent for the Funds, and registers and processes transfers of the Funds' stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Funds and maintains records and handles correspondence with respect to shareholder accounts. For these services, PFPC receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

Subject to approval by the Board, in certain instances where there is an omnibus account that represents numerous beneficial owners, a Fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a Fund pays


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to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the Fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the Fund.

                INDEPENDENT ACCOUNTANTS AND INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") provides audit services, tax return preparation and assistance and consultation in connection with review of filings for the Series Funds, Capital Fund and Investors Value Fund. The financial statements and financial highlights incorporated by reference for these Funds in the Prospectus and SAI have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

KPMG LLP, independent auditors, 757 Third Avenue, New York, NY 10017, serves as auditors of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund and renders opinions on the Funds' financial statements. Prior to February 2, 2001, Deloitte & Touche LLP served as the independent accountants for these Funds. The address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, Massachusetts 02116.

                                     COUNSEL

Simpson Thacher & Bartlett LLP serves as counsel to the Series Funds, the Capital Fund and the Investors Value Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. Piper Rudnick L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares of the Series Funds, the Capital Fund and the Investors Value Fund being offered for sale pursuant to the Funds' Prospectus.

Bingham McCutchen LLP serves as counsel to the California Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund, and is located at 150 Federal Street, Boston, Massachusetts 02110.

                              FINANCIAL STATEMENTS

The audited financial statements of each of the All Cap Value Fund, Balanced Fund, California Tax Free Bond Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund for the fiscal year ended December 31, 2003 contained in the 2003 Annual Reports of the Investment Series, are incorporated by reference into this SAI.


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                                   APPENDIX A
       ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements and a preliminary official statement dated December 3, 2003 and April 9, 2004 relating to offerings of California issuers. Salomon Brothers California Tax Free Bond Fund has not independently verified and is not responsible for the accuracy or timeliness of this information.

                                ECONOMY GENERALLY

California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized with only 2,400 lost jobs between January 2002 and December 2003 compared with 290,000 lost jobs between March 2001 and January 2002.

                               RECENT DEVELOPMENTS

In recent years, the State has experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market related income tax revenues, such as capital gains realizations and stock option income. The State estimates that stock market related revenue declined from $17.6 billion in fiscal year 2000-01 to $8.6 billion in fiscal year 2001-02, and to $5.2 billion in 2002-03, a total decline of 70 percent. Total personal income tax revenue declined from $44.6 billion to $32.7 billion in the same period. The State's economy continued to grow slowly through the end of 2003 but is projected to grow moderately in 2004.

The 2004-05 Governor's Budget, released on January 9, 2004, reported that in the absence of structural corrective actions to change existing policies, operating deficits, estimated at $14 billion in 2004-05, would continue to be incurred.

Two measures intended to address the existing cumulative budget deficit and to implement structural reform were both approved at the March 2, 2004 statewide primary election. The California Economic Recovery Bond Act (Proposition 57) authorizes the issuance of up to $15 billion of economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. The bonds will be issued in lieu of fiscal recovery bonds authorized by the California Fiscal Recovery Financing Act (Government Code Section 99000 et. seq.). The Balanced Budget Amendment (Proposition 58) requires the State to adopt and maintain a balanced budget and establish a reserve, and restricts future long-term deficit-related borrowing.

On March 4, 2004 over three dozen cities filed a petition for writ of mandate in the Alameda County Superior Court (City of Cerritos et al. v. State Board of Equalization) seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the amount of sales and use tax that may be collected by local governments. This reduction was approved by the Legislature as part of Chapter 2 of the Statues of 2003-04, Fifth Extraordinary Session, which also enacted the California Economic Recovery Bond Act (approved by the electorate as Proposition 57) and a one-quarter cent increase in the State sales and use tax to secure the bonds issued under the California Economic Recovery Bond Act. The petition filed by the cities does not challenge the authorization for the issuance of the economic recovery bonds or the imposition of the temporary one-quarter cent increase in the State sales and use tax.

ECONOMIC RECOVERY BONDS

The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations


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

undertaken prior to June 30, 2004. Repayment of the economic recovery bonds will be secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment ("Proposition 58"), may be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds will be secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated revenue is insufficient to repay the bonds.

The State plans to issue a sufficient amount of economic recovery bonds to provide $12.254 billion of net proceeds to the General Fund in fiscal year 2003-04. The cash flow projections included in the 2004-05 Governor's Budget assume that $12.254 billion of net proceeds from economic recovery bonds will be deposited in the General Fund by June 2004. The State may issue the remainder of authorized economic recovery bonds in future fiscal years. The State's General Obligation Bond Law authorizes the issuance of short-term bond anticipation notes payable from the proceeds of voter-authorized bonds. The State may issue long-term bonds under Proposition 57 or bond anticipation notes followed by takeout long-term bonds, depending upon market conditions and timing requirements.

                   CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

STATE APPROPRIATIONS LIMIT

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.


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As of the release of the 2004-05 Governor's Budget, the Department of Finance
projected the Appropriations Subject to Limit to be $13.449 billion and $12.809 billion under the Appropriations Limit in fiscal years 2003-04 and 2004-05, respectively.

PROPOSITION 98

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, this funding guarantee has been adjusted to approximately 35 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during 2004-05.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

The 2004-05 Governor's Budget reflects General Fund Proposition 98 expenditures in fiscal years 2002-03 through 2004-05 as outlined in the table below. This represents increases in Proposition 98 K-12 spending per pupil of 5.3 and 5.4 percent above the 2002-03 level in 2003-04 and 2004-05, respectively, as well as full funding for statutory growth and COLA. The 2004-05 Governor's Budget also reflects the deferral of Proposition 98 expenditures of $1.897 billion from 2002-03 to 2003-04 and $1.271 billion from 2003-04 to 2004-05 ($200 million for community colleges).

Proposition 98 permits the Legislature, by two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor's concurrence, to suspend the K-14 schools' minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula.

The 2004-05 Governor's Budget proposes that the level of Proposition 98 appropriations be reset at a level approximately $2 billion less than would otherwise be required for 2004-05. If approved, this action would add $2 billion to the existing maintenance factor (defined above) for a total maintenance factor of $4 billion as of the end of fiscal year 2004-05. This cumulative maintenance factor is required to be restored to the Proposition 98 budget in future years as explained above. Assuming a continued moderate economic growth scenario, the Administration projects that $2 billion of the total maintenance factor could be restored in the next three to five fiscal years. The remaining $2 billion maintenance factor would be restored over another three to five fiscal years. Therefore, resetting the minimum funding guarantee as proposed in the 2004-05 Governor's Budget would provide ongoing General Fund savings over several fiscal years until the maintenance factor was fully repaid in approximately 6-10 fiscal years according to current estimates.

Appropriations for 2002-03 and 2003-04 are currently estimated to be $517.8 million and $448.4 million below the amounts required by Proposition 98 because of increases in State tax revenues above original estimates. The


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Administration proposes to repay these obligations and $250.8 million owed from
1995-96 and 1996-97, over multiple years, beginning in 2006-07.

                             SOURCES OF TAX REVENUE

The following is a summary of the State's major revenue sources:

PERSONAL INCOME TAX

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The personal income tax structure is highly progressive. For example, the State Franchise Tax Board indicates that the top 1 percent of taxpayers paid 39.5 percent of the total personal income tax in tax year 2001.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, become a larger component of personal income taxes over the last half of the 1990s. The increasing influence that these stock market-related income sources had on personal income tax revenues linked to the highly progressive structure added a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts peaked in 2000 at $17.6 billion before plunging 51 percent in 2001 to $8.6 billion and dropping an estimated additional 39 percent in 2002 to $5.2 billion. The 2004-05 Governor's Budget forecast assumes moderate growth in capital gains and stock option receipts beginning in 2003-04.

A proposal included in the 2004-05 Governor's Budget will seek to identify additional taxpayers that do not file tax returns but owe personal income tax. This proposal is estimated to increase revenues by $12 million in fiscal year 2004-05 and $43 million in fiscal year 2005-06.

SALES TAX

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The breakdown of the base state and local sales tax rate of 7.25 percent in effect until July 1, 2004, is as follows:

     o    5 percent is imposed as a State General Fund tax;

     o 0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

     o 0.5 percent is dedicated to local governments for public safety services (Local Public Safety Fund);

     o 1.25 percent is a local tax imposed under the Uniform Local Sales and Use Tax Law. Of that amount, 0.25 percent is dedicated to county transportation purposes, and 1 percent is for city and county general-purpose use.

Effective July 1, 2004, the breakdown of the base state and local sales tax rate of 7.25 percent will be as follows:

     o    5 percent imposed as a State General Fund tax;

     o 0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);


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

     o 0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

     o 1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use;

     o 0.25 percent deposited in the Fiscal Recovery Fund to repay the State economic recovery bonds.

Existing law provides that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year beginning upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The reserve was not sufficient to trigger an additional year of reduction for calendar year 2002 through 2004, and the 2004-05 Governor's Budget forecast estimates that the reserve level will again be insufficient to trigger a reduction for calendar year 2005.

CORPORATION TAX

Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The alternative minimum tax ("AMT") is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.

Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. California Statute Chapter 488, Statutes of 2002 (AB 2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. The Chapter also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 85 percent of NOL is deducted from corporation taxes with the balanced deducted from personal income tax.

On February 23, 2004, the U.S. Supreme Court denied the State Franchise Tax Board's appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax board, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential tax refunds to affected entities could total $400 million over fiscal yeas 2003-04 through 2007-08. The reduction in General Fund revenues could result in lower Proposition 98 expenditures, however, the potential savings in Proposition 98 expenditures is unknown at this time.


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INSURANCE TAX

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

ESTATE TAX; OTHER TAXES

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise four categories of income:

     o Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

     o Charges for special services to specific functions, including such items as business and professional license fees.

     o Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

     o Motor vehicle related taxes and fees accounted for about 46 percent of all special fund revenues and transfers in 2002-03. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2002-03, $7.1 billion was derived from the ownership or operation of motor vehicles. About $5.1 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

Vehicle License Fee

Vehicle license fees are assessed in the amount of two percent of a vehicle's depreciated market ' value for the privilege of operating a vehicle on California's public highways. A program to offset (or reduce) a portion of the vehicle license fees ("VLF") paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the vehicle license fees paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent. This level of offset is expected to provide tax relief of $3.95 billion in fiscal year 2003-04 and $4.06 billion in fiscal year 2004-05.

In connection with the offset of the vehicle license fees, the Legislature authorized appropriations from the State General Fund to "backfill" the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully "backfill" the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local


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governments would not be disadvantaged. In June 2003; the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, vehicle license fees paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments have resumed. Local governments received "backfill" payments totaling $3.80 billion in fiscal year 2002-03. "Backfill" payments totaling $2.65 billion and $4.06 billion are anticipated to be paid to local governments in fiscal years 2003-04 and 2004-05, respectively. Chapter 231, Statutes of 2003, provides for the repayment in August 2006, of approximately $1.3 billion that was not received by locals during the time period between the suspension of the offsets and the implementation of higher fees.

In an unpublished decision issued in September, 2003, the Court of Appeal (County of San Diego v. Commission on State Mandates et al., D039471; petition for review denied by the California Supreme Court, in December, 2003) ruled in favor of the County of San Diego on certain claims related to the medically indigent adult (MIA) program, and determined that the State owed the County of San Diego approximately $3.5 million for medical services rendered to MIAs during the two-year period (1991-1992). The decision also made the statutory depreciation schedule, which was enacted to fund a portion of the 1991 program realignment between the State and local governments that included MIA programs, inoperative as of March 1, 2004. The Department of Motor Vehicles (DMV) has adopted emergency regulations which establish a replacement depreciation schedule at the prior level. DMV is also proceeding to have these regulations established permanently. If these regulations are established, there will be no change in vehicle license fee revenues available to counties.

Taxes on Tobacco Products

On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, a 25-cent per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research, to indigent health services, and environmental and recreation programs.

Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund.

The State excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco product taxes are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3. Ten cents of the per-pack tax is allocated to the State's General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

California Chapter 890, Statutes of 2003, imposed a tobacco products licensing requirement which was also designed to reduce overall tobacco tax evasion. Reduced evasion associated with this licensure requirement is expected to generate $36 million ($4 million in General Fund) in additional tobacco revenue during the implementation phase in 2003-04 and $70 million ($8 million in General Fund) in 2004-05.


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LOCAL GOVERNMENTS

The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, ("Proposition 13') was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. The 2004-05 Governor's Budget proposes to increase transfers to school districts to $1.3 billion, with $135 million coming from community redevelopment agencies and the remainder from cities, counties, and other special districts. In 2003-04, funding is provided for various programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement ($100 million), county juvenile justice and crime prevention programs ($100 million), reimbursement of jail booking fees ($38.2 million), grants to county assessors to increase and enhance property tax assessment activities ($60 million), and open space subvention reimbursements to cities and counties ($39 million). The 2004-05 Governor's Budget proposes to continue funding at these levels for the COPS, county juvenile justice and crime prevention, and property tax assessment grants programs in 2004-05.

REPAYMENT OF ENERGY LOANS

The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the "IOUs") resumed responsibility for obtaining electricity for their customers.

The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

UNEMPLOYMENT INSURANCE FUND

In fiscal year 2002-03 the State paid $8.161 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund. In fiscal year 2003-04 the State expects to pay $8.203 billion in benefits from the UI Fund. The UI Fund (which is not part of the General Fund) is projected to have a $1.2 billion deficit in calendar year 2004,


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notwithstanding the automatic unemployment insurance tax rate increase that took effect January 1, 2004. The State may address this issue with one or more of the following options: (1) obtain a loan from the federal government, (2) rollback unemployment benefits and/or (3) increase unemployment insurance taxes which are the sole source of funds for the UI Fund. There is no reason to believe that one or all of these options will not be available to the State. The Employment Development Department (EDD) has applied for a loan from the federal government that would provide cash flow relief so that unemployment benefits can continue to be paid. The federal loan would eventually be repaid from increased UI tax revenue or the available resources resulting from decreased benefits. Interest payments on the loan would be paid by the EDD Contingent Fund and not the General Fund. The Administration and the Legislature will have to determine how to resolve the cash flow imbalance in the UI Fund for the long-term. This issue is expected to be addressed in the upcoming session of the Legislature.

                      PRIOR FISCAL YEARS' FINANCIAL RESULTS

Following a severe recession in the early 1990s, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

2001 BUDGET ACT

The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

The final estimate of fiscal year 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

The 2001 Budget Act as initially enacted included Proposition 98 per-pupil spending increases of 4.9 percent. Total General Fund spending of $32.4 billion for K-12 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Health and human services generally were fully funded for anticipated caseload growth. Funding for many of these programs was subsequently reduced as a result of the mid-year corrections noted above.

2002 BUDGET ACT

The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

The 2002 Budget Act was signed by Governor Davis on September 5, 2002. The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, interfund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional nonessential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In the spring of 2003, the Legislature passed budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for 2002-03 and $5.3 billion for 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding.

                              CURRENT STATE BUDGET

BACKGROUND

The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

The May Revision to the 2003-04 Governor's Budget (the "May Revision") reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. The May Revision estimated that the cumulative budget shortfall for 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion.

See "Recent Developments."

2003 BUDGET ACT

After months of negotiation between Governor Davis and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including, most significantly, the issuance of "fiscal recovery bonds" to address the budget deficit accumulated through June 30, 2003, which was at that time estimated to be $10.675 billion. This estimate has been revised to $8.563 billion, but may be modified further as more financial data is received. Governor Schwarzenegger subsequently proposed, and the voters approved a bond measure on the March 2004 ballot which authorizes the issuance of up to $15 billion of economic recovery bonds to replace the fiscal recovery bonds.

Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in 2002-03 to $73.3 billion in 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues (as projected by the State's Legislative Analyst's Office (the "LAO" in August
2003), reflecting a correspondingly moderate growth in the State's economy believed to be reasonable by the State Department of Finance. The projection also incorporated approximately $2 billion of proceeds from the tobacco settlement bonds and $680 million of additional revenue resulting from renegotiating compact agreements between Indian tribes and the State.

General Fund expenditures were estimated to drop 9 percent from $78.1 billion in 2002-03 to $71.1 billion in 2003-04. Most of this decline was explained by four factors:

(1) the suspension of vehicle license fee "backfill" payments to local governments, which was estimated to result in $4.2 billion of savings in 2003-04. However, on November 17, 2003, by executive order, Governor Schwarzenegger rescinded the vehicle license fee increase retroactive to October 1 and proposed legislation appropriating $3.625 billion during fiscal year 2003-04 to resume "backfill" payments and to make refund payments to taxpayers.

(2) approximately $1.8 billion of federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 to cover State costs in 2003-04 of which approximately $694 million was to be used to offset Medi-Cal costs in 2003-04, and the remainder will be used to cover other critical State program spending. These new federal funds are not expected to be available in 2004-05 and beyond;

(3) the receipt of $1.9 billion of pension obligation bond proceeds to cover all of the State's quarterly contributions to CalPERS for 2003-04, which would reduce General Fund expenditures by $900 million and increase revenues by $1 billion. Delays caused by litigation contesting the issuance of such bonds have made it likely that such bonds will not be issued until fiscal year 2004-05; and

(4) a one-time shift of Medi-Cal accounting from accrual to cash basis ($930 million).

In the LAO's Budget Analysis, dated August 1, 2003, the LAO concluded that, absent the above-described factors, underlying spending for 2002-03 and 2003-04 would be roughly equal. Moreover, the LAO concluded that "the 2003-04 spending level is considerably less than what would be required to maintain "baseline spending" for the [2003-04 fiscal] year." The LAO defines "baseline spending" to include spending requirements imposed by existing law, policies and State mandates at the beginning of the fiscal year.

The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of the fiscal recovery bonds (which will be replaced by the issuance of economic recovery bonds).

Budget Controls and Flexibility

Chapter 228, Statutes of 2003 (AB 1756), authorizes the Director of Finance to reduce appropriations and to reallocate funds among appropriations available to each department in order to ensure the integrity of the 2003 Budget Act. Additionally, the 2003 Budget Act limits the Department of Finance's authority to approve requests for additional funding in the current year ("deficiency requests"). Deficiency requests to fund prior year expenditures, costs associated with legislation enacted without an appropriation, and start-up costs for programs not yet authorized may not be approved.

2004-05 GOVERNOR'S BUDGET

The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The 2004-05 Governor's Budget proposes various corrective actions that result in a balanced budget as described below. The 2004-05 Governor's Budget also revises various revenue and expenditure estimates for 2003-04 and assumes implementation of several mid-year spending reductions as described below.

Fiscal Year 2003-04 Revised Estimates in 2004-05 Governors Budget

In December 2003, the Governor proposed reductions (the "Mid-Year Spending Reduction Proposals") totaling $3.9 billion ($2.3 billion in 2003-04 and $1.6 billion in 2004-05), which are presently being considered by the Legislature. The Mid-Year Spending Reduction Proposals included reductions to Medi-Cal payments and the cancellation of a highway and transit improvement program adopted in calendar year 2000. The 2004-05 Governor's Budget (described below) assumes Legislative approval of these proposals.

The 2004-05 Governor's Budget assumed voter approval in the March 2, 2004 statewide primary election of two measures intended to address these issues: the California Economic Recovery Bond Act (Proposition 57) and the Balanced Budget Amendment (Proposition 58). Both measures were approved by the voters. Approval of these measures authorizes the State to issue up to $15 billion in bonds to finance the negative General Fund balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. The State expects to sell a sufficient amount of economic recovery bonds to provide net proceeds to the General Fund in 2003-04 of $12.254 billion.

The 2004-05 Governor's Budget projects that the State will end fiscal year 2003-04 with a reserve of $290 million, down approximately $1.9 billion from estimates made at the time of the 2003 Budget Act. Under the 2004-05 Governor's Budget, General Fund revenues for 2003-04 are projected at $77.6 billion, an increase of $4.3 billion compared with 2003 Budget Act estimates. This includes the following significant adjustments since the 2003 Budget Act:

     o $2 billion increase in major tax revenues due to the improved economic forecast;

     o $3 billion from additional bond proceeds (from the issuance of economic recovery bonds);

     o $855 million increase in transfers from transportation funds to the General Fund proposed in the Mid-Year Spending Reduction Proposals;

     o $680 million loss in revenues due to delays in renegotiations of tribal gaming compacts;

     o $996 million loss in revenues due to present litigation contesting the issuance of pension obligation bonds;

     o    $120 million increase for other various proposed revenue solutions.

Under the 2004-05 Governor's Budget, General Fund expenditures for 2003-04 were projected at $78.0 billion, an increase of $6.9 billion compared with 2003 Budget Act estimates. This includes the following significant changes since the 2003 Budget Act:

     o $885 million in payments of retirement contributions from the General Fund, due to present litigation contesting the issuance of pension obligation bonds;

     o $3.0 billion transfer of bond proceeds to the "Deficit Recovery Fund" (from the issuance of economic recovery bonds), a newly created special fund;

     o $2.65 billion in expenditures for vehicle license fee offsets due to the rescinding of their suspension;

     o $183 million (net) additional Proposition 98 expenditures ($631 million due to revenue growth less $448 million for funding below the minimum);

     o $660 million additional expenditures due to enrollment and population growth as well as other natural cost increases;

     o    $155 million for natural disasters (wildfires in Southern California);

     o $725 million of savings from various spending reduction proposals, including, among other proposals, additional Medi-Cal provider rate reductions ($161 million), additional reductions pursuant to Control
          Section 4.10 (which gives the Department of Finance authority to reduce appropriations in certain circumstances) of the 2003 Budget Act ($150 million), and the elimination of the In-Home Supportive Services Residual Program ($88 million). Any potential lost savings (total of $264 million for 2003-04 and $699 million for 2004-05) due to a preliminary injunction preventing the State from implementing Medi-Cal provider rate reductions will be reflected in the May Revision.

CONTINUING "STRUCTURAL DEFICIT"

In its November 2003 "Fiscal Recovery" Report, the Legislative Analyst's Office ("LAO") concluded: "the State faces a major mismatch between revenues and expenditures, and this will ultimately need to be addressed through spending reductions and/or revenue enhancements if the State is to regain fiscal balance."

In its February 18, 2004 analysis of the 2004-05 Governor's Budget the LAO states: "[T]he Governor's proposal [i.e., the 2004-05 Governor's Budget] is a solid starting point for budgetary negotiations." However, the LAO cautions that some of the solutions (including savings realized from the issuance of pension obligation bonds, Medi-Cal rate reduction and the renegotiation of tribal gaming compacts) in the Governor's proposal may not be realized and could increase the budget shortfall for 2004-05 to about $4 billion. The LAO adds that a "$7 billion ongoing gap between revenues and expenditures would occur in 2005-06 and continue in subsequent years, absent further corrective action." The LAO concludes that additional savings proposals or revenue increases will be necessary to resolve the state's "budget shortfall."

The Administration expects that any shortfall in 2005-06 would be lower than projected by the LAO due to savings that are expected to be achieved in 2005-06 and thereafter from proposals to reform Medi-Cal, In-Home Supportive Services, CalWORKs, corrections and pension contributions.

                                   LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of Attorney General.

CHALLENGES RELATED TO THE VEHICLE LICENSE FEE OFFSET AND RELATED PAYMENTS TO LOCAL GOVERNMENTS

State law establishes an excise tax on motor vehicles and manufactured homes in the amount of two percent (2%) of the vehicle's or home's fair market value. In 1999, pursuant to Revenue and Taxation Code section 10754, the Legislature adopted successive offsets to the vehicle license fee paid by vehicle owners and mobile home owners. As a result of these offsets, the State transferred money each month from the General Fund to local governments in the amount of the cumulative offsets.

In June 2003, the Davis Administration determined that there were insufficient moneys available to be transferred from the General Fund to fund vehicle license fee offset payments the State was making to local governments. This caused the State Department of Motor Vehicles and the State Department of Housing and Community Development to discontinue the offsets and, correspondingly, the amount of vehicle license fees paid by vehicle owners and mobile home owners increased.

Shortly after taking office on November 17, 2003, the Governor issued Executive Order S-1-03, rescinding the Davis Administration's action and directing the Department of Motor Vehicles to reinstate the General Fund offset to the vehicle license fee provided in Revenue and Taxation Code Section 10754 "as soon as administratively feasible." By subsequent administrative action, the Administration adjusted current year expenditures in order to commence transfers from the General Fund to local governments in the amount of the offsets.

These various actions have given rise to the following litigation:

On July 1, 2003, several plaintiffs, including several Republican legislators and a non-profit public interest group, filed Howard Jarvis Taxpayers Association, et al. v. California Department of Motor Vehicles (Sacramento County Superior Court, Case No. 03AS03665), in which plaintiffs seek declaratory relief based on several theories, each of which would find the Davis Administration's discontinuation of the offset invalid. The State demurred to plaintiffs' second amended complaint, stating that it fails to state a cause of action. The court sustained the demurrer without leave to amend and, on February 16, 2004, entered a judgment dismissing this action. It is not yet known whether the plaintiffs intend to appeal.

On January 21, 2004, an original proceeding, University of California Students Association, et al., v. Governor Arnold Schwarzenegger, et al. (Case No. S122032), was instituted in the California Supreme Court. The petition for writ of mandate claims there were insufficient moneys in the General Fund available to reinstate the vehicle license fee offsets, and that the State cannot reduce appropriations to various programs in order to make offset-related transfers to local governments. Petitioners ask the Supreme Court to issue a writ commanding various State officers that they may not enforce Executive Order S-1-03, and ordering them to refrain from implementing any appropriation reductions made for the purpose of funding offset-related transfers to local governments. On February 18, 2004, the Supreme Court denied the petition without prejudice to the commencement of any appropriate proceeding in the superior court. The petitioners have not filed any subsequent action.

On January 30, 2004, Robert Brooks and David Gautreaux v. Governor Arnold Schwarzenegger (Case No. BC309929) was filed in the Los Angeles County Superior Court. In this case, plaintiffs allege that the adjustments of current year expenditures made by the Administration in order to provide for the transfers to local governments violates the California Constitution, and ask the Court to enjoin the Director of Finance and the Controller from making offset-related payments to local governments until an appropriation for that purpose is made by the Legislature.

BOND-RELATED MATTERS

The Legislature established the Pension Obligation Bond Committee for the purpose, among others, of issuing bonds to fund all or a portion of the State's fiscal year 2003-04 employer obligation to the Public Employee's Retirement System. The Committee sough validation of the bonds and certain contracts pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. in Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California's Pension Obligation, etc., filed in the Sacramento County Superior Court. The trial court issued a judgment denying the Committee's request for validation of the bonds, and the case is currently on appeal before the Court of Appeal (Third District, Case No. CO45240). Briefing is underway, and no date for oral argument has been set. The Howard Jarvis Taxpayers Association filed an answer to the Committee's complaint and, a judgment was issued in the matter denying the Committee's request for validation of the bonds. The trial court judge declared that he was unwilling to apply the local government "obligation imposed by law" debt limit exception to the State constitutional debt limit. The Committee has filed a petition for writ of mandate in the California Supreme Court (Case No. S119882), and requested the court's expedited consideration of the petition. Granting expedited consideration is a discretionary act on behalf of the court. The Supreme Court directed the Howard Jarvis Taxpayers Association to file its opposition to all issues raised by the petition by October 31, 2003.

The Legislature has adopted a statute (Stats. 2003, 1st Ex. Sess. 2003, ch.13) authorizing the establishment of the Fiscal Recovery Finance Authority for the purpose, among others, of issuing bonds to fund the State's accumulated budget deficit as of June 30, 2003. The amount of this accumulated budget deficit is identified by the Department of Finance to be approximately $8.6 billion. On September 24, 2003, a complaint was filed in the Sacramento County Superior Court (Fullerton Association of Concerned Taxpayers v. California Fiscal Recovery Financing Authority, et al., Case No. 93AS05319), seeking a declaration that any bonds issued pursuant to the statute without prior voter approval would violate the State constitutional debt limit and a determination that such bonds are invalid, and seeking an injunction against issuing bonds pursuant to the statute. This matter has not been served on any State officers. As a result of this action, the Fiscal Recovery Finance Authority filed a validation action pursuant to Code of Civil Procedure sections 860 et seq. in the same court (California Fiscal Recovery Financing Authority v. All Persons Interested, etc.; Case No. 03AS06875). Fullerton Association of Concerned Taxpayers, the plaintiff in the case filed in September, was the only party to answer the Fiscal Recovery Finance Authority's complaint. The Fullerton Association of Concerned Taxpayers has dismissed its action. The Fiscal Recovery Financing Authority's case has been set for trial on June 7, 2004.

CHALLENGE SEEKING PAYMENT TO TEACHER'S RETIREMENT BOARD

In May 2003, the Legislature enacted legislation which reduces a continuing appropriation to the State Teacher's Retirement System's ("CalSTRS") Supplemental Benefit Maintenance Account ("SBMA") for fiscal year 2003-04 by $500 million. The legislative changes also provide that in future fiscal years, the $500 million may be returned if necessary to make the SBMA actuarially sound. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed Teacher's Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Steve Peace, Director of California Department of Finance, and Steve Westly, California State Controller, in the Sacramento County Superior Court (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the May legislation. It also seeks injunctive and declaratory relief to the same effect. Trial is currently scheduled to begin on May 21, 2004.

ACTIONS SEEKING FLOOD-RELATED DAMAGES

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahan
v. State , (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for October 24, 2004. The State is vigorously defending the action.

Paterno v. State of California (Yuba County Superior Court, Judicial Counsel Coordination Proceeding 2104) is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled in favor of the State as to all plaintiffs. The appellate court reversed the trial court judgment and remanded the case to the trial court with directions to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. On March 17, 2003, the Supreme Court denied the State's petition for review (California Supreme Court, Case No. S121713) of the appellate court's decision. That denial brought the liability phase of this litigation to a close. The issues of damages, interest, fees, costs and expenses are being litigated in the Yuba County Superior Court.

TAX REFUND CASES

In Farmer Brothers Company v. Franchise Tax Board, the trial court determined that Revenue and Taxation Code section 24402 ("Section 24402"), which establishes a corporate tax deduction for received dividends, to the extent such dividends are based on the dividend-paying corporation's income subject to California franchise taxes, violates the commerce clause of the United States Constitution. That decision was affirmed on appeal (Second Appellate District, Case No. B160061), and the California Supreme Court denied the Franchise Tax Board's petition for review. The United States Supreme Court denied the Franchise Tax Board's petition for certiorari on February 23, 2004, bringing the case to a close.

Three pending cases also allege that Section 24402 violates the commerce clause. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767). In General Motors Corp. v. Franchise Tax Board (Court of Appeal, Second Appellate District, Case No. B165665) and in Microsoft Corporation v. Franchise Tax Board (Court of Appeal, First Appellate District, Case No. A105312), the Franchise Tax Board is appealing adverse trial court judgments. In General Motors, the appellate court heard oral argument on March 25, 2004.

Six pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. Three of these cases (Montgomery Ward, General Motors, and Microsoft) are also cases in which Revenue and Tax Code section 24402 has been challenged, as discussed in the previous paragraph. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767), and Colgate-Palmolive v. Franchise Tax Board is pending in the Sacramento County Superior Court (Case No. 03AS00707). The Limited Stores, Inc. and Affiliates v. Franchise Tax Board is pending in the Court of Appeal, First Appellate District (Case No. A102915); General Motors Corp. v. Franchise Tax Board is pending in the Court of Appeal, Second Appellate District (Case No. B165665) and oral argument was heard in that case on March 25, 2004; Toys "R" Us, Inc. v. Franchise Tax Board is pending in the Court of Appeal, Third Appellate District (Case No. C045386); and Microsoft Corporation v. Franchise Tax Board is pending in the Court of Appeal,

First Appellate District (Case No. A105312). The trial courts in The Limited Stores, General Motors and Toys "R" Us ruled in favor of the Franchise Tax Board on this issue; and in Microsoft Corporation, the trial court ruled against the Franchise Tax Board. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million. The State is vigorously litigating this issue.

In Eisenhower Medical Center, et al. v. State Board of Equalization (San Francisco Superior Court, Case No. 994985), 117 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of the Revenue and Tax Code, and thus are exempt from sales and use taxes. The State Board of Equalization ("SBE") does not consider intravenous sets (other than those used primarily for enteral feeding) and diagnostic substances to be medicines and, therefore, those items are subject to sales and use taxes. The trial court ruled in favor of the SBE, and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of enteral feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of up to $5 million. Should the plaintiffs ultimately prevail on all contested issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et al., Real Parties in Interest, (Court of Appeal, Fourth Appellate District, Division 3, Case No. G032412), the trial court determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (implemented in 1978 by Proposition 13). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. On March 26, 2004, in an unanimous decision certified for publication, the Court of Appeal reversed the ruling of the trial court and directed that judgment be entered in favor of the City of Orange. It is not yet known whether the plaintiffs will seek review of this decision. The effects of a final determination by an appellate court that the Orange County assessor's office's contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 in an amount in excess of several billion dollars.

ENVIRONMENTAL CLEANUP MATTER

In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the "Government Claims Board"), but litigation on these claims have been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.

ENERGY-RELATED MATTERS

In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

Pacific Gas and Electric Company v. The State of California is now pending in the Court of Appeal, Third Appellate District (Case No. C043507). In the trial court, PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ("AB 1890") established a "regulatory contract" between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that "regulatory contract." PG&E's complaint sought damages in an amount to be proven, but in an administrative proceeding before the Government Claims Board, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The trial court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. The pending action is PG&E's appeal of that dismissal.

ESCHEATED PROPERTY CLAIMS

In five pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): Fong v. Connell (Court of Appeal, Third District, Case No. C042007); Harris v. Connell (Court of Appeal, Second District, Case No. B160741); Lusby-Taylor v. Connell (U.S. Court of Appeals for the Ninth Circuit, Case No. 02-16511); Orfield v. Connell (Los Angeles County Superior Court, Case No. BC288429); and Suever v. Connell (United States District Court, Northern District, Case No. C03-001556). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which the Fong plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases, except Fong are styled as class actions, though in Lusby-Taylor and Harris, that issue was not determined prior to the trial court decisions that are being appealed. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Suever and Lusby-Taylor, and at both the trial court and appellate court in Fong and Harris. It is not yet known whether the plaintiffs in Fong or Harris will seek review of the appellate court decision. Orfield is being litigated in the trial court. The State is vigorously defending all of these actions.

ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS

In Gail Marie Harrington-Wisely, et al. v. State of California, et al., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.

ACTIONS SEEKING PROGRAM MODIFICATIONS

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs


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

to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

In Williams, et al., v. State of California, et al., (San Francisco County Superior Court, Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. The State is vigorously defending this action. Trial is expected to begin in January, 2005.

In Natural Resources Defense Council et al., v. California Department of Transportation et al., (United States District Court, Central District, Case No. 93-6073-ER- (JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

In Stephen Sanchez, et al. v. Grantland Johnson, et al., (United States District Court - Northern District, Case No. C-00-01593 CW), the plaintiffs have appealed a decision by the U.S. District Court dismissing plaintiffs' class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

LOCAL GOVERNMENT MANDATE CLAIMS AND ACTIONS

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission") (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and
1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million.

The County of San Bernardino's test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by


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

the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown.

Currently the counties receive approximately $1.4 billion annually in vehicle license fee revenue and $2.3 billion annually in sales tax revenue to fund various social services, public health and mental health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were repealed as a result of a final appellate court decision (County of San Diego v. Commission on State Mandates et al. D039471; petition for review denied by the California Supreme Court) that awarded the County of San Diego $3.4 million for medical services rendered to MIAs during a two-year period. The finality of the County of San Diego decision caused the activation of automatic provisions of State law. In response to the automatic revenue reduction, the Department of Motor Vehicles promulgated emergency regulations that act to offset the reduction in revenues. Those regulations are scheduled to expire on July 1, 2004. The Department of Motor Vehicles is seeking to promulgate final regulations to address the effect of the reduction of revenues, and, as presently proposed, such regulations would act to retain the amount of vehicle license fees paid to counties. Legislation is currently pending to reinstate the authority to transfer the vehicle license fee revenues to the counties. The sales tax revenue made available to the counties may be reduced as a result of existing statutory provisions that would redirect those funds upon a finding by the Commission that these mandates are unfunded in an annual amount of $1 million or more.

Six matters are pending that challenge the State's practice of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, statewide. Two matters, pending in the San Diego County Superior Court (County of San Diego v. State of California, et al., Case No. GIC 825109; and County of Orange v. State of California, et al. Case No. GIC 827845), allege that the State's practice of deferring payments to local governments is unconstitutional. These actions seek a declaration that the State is constitutionally and statutorily obligated to promptly and fully reimburse the counties, and seek reimbursement for mandated costs. The County of San Diego matter seeks reimbursement in an amount in excess of $40 million. Four matters are pending in the Sacramento County Superior Court (County of San Diego v. State of California, et al., Case No. 04AS00371; County of Orange v. Stae of California, et al., Case No. 04AS01341; Sacramento County
v. State of California, et al., Case No. 04AS01355; and County of Contra Costa
v. State of California, et al., Case No. 04AS01039), which make similar allegations as to the State's statewide appropriation for a program to provide services to handicapped and seriously emotionally disturbed students. The counties seek reimbursement for program costs, and declarations that until such time as reimbursement is received, they are excused from providing services or incurring costs in relation to the program. The County of San Diego matter seeks reimbursement in the amount of approximately $9 million for this program. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion.

REPARATIONS CLAIM

On July 15, 2003, the matter of Emilia Castaneda v. State of California, et al. was filed in the Los Angeles County Superior Court (Case No. BC299062). The class action complaint alleges illegalities associated with the repatriation of Mexican Americans during the 1930's and 1940's, and names the State of California, County of Los Angeles, City of Los Angeles and Los Angeles Chamber of Commerce as defendants. Plaintiff claims the class consists of "approximately 400,000 American citizens and resident aliens who were wrongfully expelled from California because of their Mexican ancestry." The complaint alleges causes of action for unlawful race discrimination, conspiracy to deprive plaintiffs of their civil rights, violations of due process, denial of equal protection, unjust taking of property, violation of freedom of association, and violation of the right to travel. The State is vigorously defending this case. The amount of any potential impact this case may have on the General Fund is unclear because it is unclear whether any claims can be brought within the applicable statute of limitations.

On October 12, 2003, Governor Gray Davis vetoed Senate Bill 933, which would have provided that United States citizens or legal residents of Mexican descent who were coerced, forced, or falsely induced to emigrate from California during the period from 1929 to 1944, could seek recovery of damages, and that any such action brought on or before December 31, 2006, would not have been dismissed for failure to comply with the applicable statute of limitations.


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

ACTION FOR DAMAGES FOR ALLEGED DESTRUCTION AT INDIAN BURIAL SITES

On January 16, 2004, John Tommy Rosas v. United States of America, et al. was filed in the United States District Court, Central District of California (Case No. CV04-312 WMB (SSx)). Plaintiff, in his individual capacity and as vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. The State is in the process of assessing these allegations.

                                    * * * * *

                            RATING AGENCIES' ACTIONS

As of March 2004 Fitch, Standard & Poor's and Moody's rated the State's general obligation, respectively, "BBB," "BBB" and "Aaa." Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised again or withdrawn entirely by a rating agency if, in the judgment of such rating agency, circumstances so warrant. Additional revisions or withdrawals of ratings could have adverse effects on the market price of the State's general obligation bonds.

                            ADDITIONAL CONSIDERATIONS

California Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

                                   APPENDIX B
                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements and updates to official statements relating to securities offerings of New York issuers. Salomon Brothers New York Tax Free Bond Fund and Salomon Brothers New York Municipal Money Market Fund have not independently verified and are not responsible for the accuracy or timeliness of this information.

                            CURRENT ECONOMIC OUTLOOK

The collapse of dot-com equity prices, and the implosion of the high-tech sector that followed, sent the stock market tumbling and precipitated heavy job losses in the State's manufacturing, trade, and finance industries during the first eight months of 2001. The destruction of the World Trade Center wrought catastrophe for the downstate economy, with the finance and travel and tourism industries being the hardest hit. The December 2001 collapse of Enron, the corporate governance scandals that followed, and finally, the run-up to the war in Iraq, further delayed the recovery in equity prices, leading to further financial sector layoffs, as well as reductions in bonuses. As a result of this barrage of negative events, the State recession extended beyond that of the nation.

The New York State Index of Coincident Economic Indicators shows that the State economy began to emerge from recession in early 2003. With the State's labor market beginning to recover, the State's Division of the Budget ("DOB") has revised its 2003 forecast for total State employment growth marginally upward from a decline of 0.4 percent to a decline of 0.1 percent, on an annual average basis. Private sector job growth has similarly been revised up from a decline of
0.2 percent to a decline of 0.1 percent. Expected employment growth for 2004 has also been revised upward from 0.6 percent to 0.8 percent. Nevertheless, the estimate for the State's unemployment rate, which is often a lagging economic indicator, remains at 6.2 percent for both 2003 and 2004.

The recovery of the State's financial sector continues. With the S&P 500 up over 13 percent since the end of 2002, recent months have seen an increase in merger and acquisition activity, as well as strong revenues from bond trading activity, although the latter are expected to weaken with the rise in long-term interest rates. The improved outlook for the financial market is expected to translate into higher bonus growth for the coming bonus season than was projected in July.

The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

As of January 2004, the New York State economy is slowly emerging from recession. The long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. However, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8 percent in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7 percent in 2004-05, following growth of 23.2 percent for 2003-04. Total New York wages are expected to grow 5.1 percent in 2004, the best performance in four years. Personal income is also expected to increase by 5.1 percent in 2004, primarily reflecting the strength in wage growth. Consistent with national trends, inflation in New York is projected to fall from 2.8 percent in 2003 to 2.1 percent in 2004.

SPECIAL CONSIDERATIONS

Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, and could result in higher wage growth than projected.

The State's economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

2003-2004 FISCAL YEAR

As of October, 2003, the State's 2003-04 Financial Plan remained solidly balanced based on the availability of one-time Federal aid that was authorized after this year's budget was enacted. While these receipts help to ensure balance in the current year, the State continues to face a significant financial gap in 2004-05.

Revenue actions enacted by the Legislature over the Governor's objection continue to perform as the Executive had anticipated, with no appreciable receipt collections from several newly authorized sources. Moreover, while the potential for improved performance from the financial services sector shows some promise, the level of revenue from tax law changes has not materialized to the extent anticipated by the Legislature at the time of their enactment. At the same time, governmental spending on economically sensitive entitlement programs is running higher than expected as the State's economic recovery remains anemic. Taken together, these factors represent a fiscal challenge for the 2004-05 fiscal year and beyond. As of October 30, 2003, the imbalance between anticipated receipts and disbursements for the 2004-05 fiscal year was approximately $5 billion to $6 billion.

A number of steps have been taken to address the State's fiscal situation. Aggressive austerity measures that require all State agencies to carefully scrutinize discretionary expenditures are in place, and a strict hiring freeze has been maintained. The Governor has also been working with legislative leaders on statutory measures to provide further savings this year and begin to address next year's gap.

As indicated, the DOB projects the State will end the 2003-04 fiscal year in balance after year-end reserve transactions. These transactions, totaling $730 million, are comprised of $710 million in the permanent rainy day fund (the Tax Stabilization Reserve Fund) and $20 million in the Contingency Reserve Fund.

2003-04 FISCAL YEAR AS OF JANUARY 2004

DOB has revised the 2003-04 Financial Plan (the "January Update") based on a review of actual operating results through mid-January 2004, and an updated analysis of underlying economic, revenue and spending trends. DOB projects the State will end the 2003-04 fiscal year with General Fund cash resources of $345 million above the levels projected in the Mid-Year Financial Plan Update issued October 28, 2003 (the "October Update"). Of this amount, it is expected that $261 million will reduce the 2004-05 budget gap and the remaining $84 million will be deposited to the Tax Stabilization Reserve Fund (the State's "rainy day reserve").

Total 2003-04 spending is projected at $42.06 billion in the General Fund and $62.11 billion in State Funds. Since the October Update, projected spending has been adjusted downward by $392 million in the General Fund and $752 million in State Funds. All Governmental Funds spending, projected to total $98.29 billion in 2003-04, has been revised upward by $314 million. These changes, as detailed below, consist primarily of higher Federal spending in education and Medicaid, offset by lower State-supported spending for the Community Projects Fund, State Operations, and debt service.

The projected General Fund closing balance of $1.01 billion consists of $794 million in the Tax Stabilization Reserve Fund (the Rainy Day Fund), $200 million in the CPF, and $20 million in the Contingency Reserve Fund for litigation
(CRF). The projected increase of $284 million from the October Update reflects an additional $200 million balance in the CPF resulting from spending delays and a planned deposit of $84 million to the Rainy Day Fund (the eighth deposit in the last nine years). In addition, an additional deposit of $661 million to the Tax Refund Reserve

Account is expected to be made at year-end to account for the movement of $400 million in tobacco securitization proceeds planned for use in 2004-05 and the 2003-04 cash surplus of $261 million to help balance the 2004-05 fiscal year.

2002-03 FISCAL YEAR

In its revised 2002-2003 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2003-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stablilization Reserve Fund ("TSRF"), $20 million in the Contingency Reserve Fund ("CRF") to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative "member items."

The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.90 billion payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

2001-02 FISCAL YEAR

The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund, $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year, as discussed previously in the AIS. In comparison to the 2001-02 Financial Plan projected in January 2002 (the "January Financial Plan"), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 200102 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-01 FISCAL YEAR

The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund, $292 million in the Community Projects Fund, and $29 million in the Universal Pre-Kindergarten Fund.

The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

                               PUBLIC AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities, meaning public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority ("MTA") receives the bulk of this money in order to provide transit and commuter services.


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

                      METROPOLITAN TRANSPORTATION AUTHORITY

The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority ("TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the MTA may be required to seek additional State assistance, raise fares or take other actions.

On October 28, 2003, the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004 - 2007 (the 2004-2007 Financial Plan). The 2004-2007 Financial Plan included the fares on the transit and commuter systems and tolls on TBTA's bridges and tunnels that were increased in May 2003. The 2004-2007 Financial Plan expected that all such entities would be able to maintain their respective operations on a selfsustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The 2004-07 Financial Plan tracks the final year of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board.

On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004 budget. The MTA decided to apply the additional 2003 cash balance to the prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million.

On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $11.0 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA.

Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000-2004 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-2004 Capital Programs are delayed or reduced, ridership and fare revenue


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

may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

                                   LOCALITIES

THE CITY OF NEW YORK

On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the June Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan projected revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and changes since the June Financial Plan.

The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in fiscal years 2006, 2007 and 2008, respectively. The January Financial Plan includes proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of the MTA to assume operation of private bus services funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and federal assistance.

In addition, the January Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits).

The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors that could have a material effect on the City.

FISCAL OVERSIGHT

In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York ("NYC MAC"), to provide the City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans.

OTHER LOCALITIES

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year or thereafter.


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

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal Government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                       DEBT AND OTHER FINANCING ACTIVITIES

2003-04 BORROWING PLAN

Section 22-c of the State Finance Law requires the governor to submit the five-year Capital Programs and Financing Plan (the "Plan") with the Executive Budget, and update the Plan by the later of July 30 or 90 days after the enactment of the State Budget. The proposed 2004-2005 through 2008-2009 Capital Program and Financing Plan is contained in the Financial Plan of the 2004-2005 Executive Budget.

Total capital spending is projected to be $29.6 billion across the five years of the Plan, an average of $5.9 billion annually. Transportation continues to be largest area of spending, which is projected at $17.1 billion or 58 percent of total capital spending over the five-year Plan. Spending for education ($4.1 billion), the environment ($3 billion), economic development ($1.7 billion), mental health ($1.4 billion), public protection ($1.1 billion), and health, welfare, and other programs ($1.2 billion) constitutes the remainder of the five-year Plan.

For the five-year period 2004-2005 through 2008-2009, the Plan projects total issuances of: $686 million in general obligation bonds; $4.9 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $964 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $383 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $23 million in Department of Health Revenue Bonds to finance the construction of a new veteran's nursing home at Oxford; and $8.8 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security, and State facilities. Total debt outstanding is projected to rise from $41.7 billion in 2004-2005 to $44.2 billion in 2008-2009, or by an annual average of 1.5 percent. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

DEBT REFORM ACT

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act is intended to improve the State's borrowing practices. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only, and established a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 201-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made


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

and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2002. On October 30,2002, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and then outstanding at 0.67 percent of personal income and debt service on such debt at 0.36 percent of total governmental receipts compared to the caps of 1.25 percent each. DOB expects that debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years will also be within the statutory caps.

The Debt Reform Act of 2000 imposed phased-in caps on new debt outstanding and new debt service costs, limited the use of debt to capital works and purposes only, and established a maximum term of 30 years on such debt. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000. The debt reform projections accompanying the Plan estimate that the State will remain in compliance with both debt caps throughout the projection period, with debt outstanding projected to be 2.46 percent of personal income and debt service to be 2.18 percent of total governmental receipts. The projected statutory caps for each measure would be 3.65 percent by 2008-2009.

The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt (exclusive of agreements that minimize State exposure risk). All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2004, the State expects to have approximately $3.7 billion in net variable rate exposure, including amounts reserved for LIBOR swaps, (or about 9 percent of total State-supported debt outstanding), and have entered into a total notional amount of $5.2 billion in interest rate exchange agreements (or about 13 percent of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15 percent limitations.

                                   LITIGATION

GENERAL

The legal proceedings noted below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed by the State to be material, generally in excess of $100 million. These proceedings could adversely affect the state's finances in the 2003-04 fiscal year or thereafter.

Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the proposed 2003-04 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2003-04 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2003-04 Financial Plan.

STATE FINANCE POLICIES

In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that


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

upon such conversion, assets representing 95% of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which is returnable simultaneously with the motions to dismiss, on November 26, 2002.

By decision dated February 28, 2003, the Supreme Court, New York, County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint.

LINE ITEM VETO

In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

GAMING

In Dalton, et al. v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of video lottery terminals at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multi jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

BUDGET PROCESS

In Pataki v. McCall, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly.

By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of Article VII of the State Constitution and denied defendants cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division, Third Department.

REAL PROPERTY CLAIMS

On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by


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

holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectments, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiff's motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial in this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chatauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss the federal government's damage claims. By decision and order dated June 21, 2002, the District Court ranted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiff has appealed from the judgment to the U.S. Court of Appeals for the Second Circuit.

LOCAL GOVERNMENT ASSISTANCE CORPORATION

In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the "MAC Refinancing Act"). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act


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

was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

SCHOOL AID

In Campaign for Fiscal Equity, Inc., et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

MEDICAID

Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

In related cases, New York Association of Homes and Services for the Aging, Inc.
v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision.

EMPIRE CONVERSION

In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

                                    * * * * *

                            RATING AGENCIES' ACTIONS

S&P, Moody's and Fitch assigned bond ratings of AA, A2 and AA-, respectively, to the State's general obligation bonds as of March 2004. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                            ADDITIONAL CONSIDERATIONS

New York Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York State and New York City personal income taxes. Accordingly, the Funds may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers for such obligations.

                                   APPENDIX C
                             DESCRIPTION OF RATINGS

THE RATINGS OF MOODY'S INVESTORS SERVICE, INC., STANDARD & POOR'S RATINGS GROUP AND FITCH RATINGS REPRESENT THEIR OPINIONS AS TO THE QUALITY OF VARIOUS DEBT OBLIGATIONS. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, MUNICIPAL OBLIGATIONS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE MUNICIPAL OBLIGATIONS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD. AS DESCRIBED BY THE RATING AGENCIES, RATINGS ARE GENERALLY GIVEN TO SECURITIES AT THE TIME OF ISSUANCES. WHILE THE RATING AGENCIES MAY FROM TIME TO TIME REVISE SUCH RATINGS, THEY UNDERTAKE NO OBLIGATION TO DO SO.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM DEBT RATINGS:

Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba--Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B--Obligations rated B are considered speculative and are subject to high credit risk.

Caa-- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca-- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S US MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels -- "MIG 1" through "MIG 3." In addition, those short-term obligations that are of speculative quality are designated "SG," or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1-- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2-- This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3-- This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG 2-- This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


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

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S DEMAND OBLIGATION RATINGS:

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1-- This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2-- This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3-- This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG--This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM PRIME RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1--Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2--Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3--Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP--Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S LONG-TERM ISSUE RATINGS:

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C--Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C--The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D--An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS OF NOTES:

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

--Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

--Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1--Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3--Speculative capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S SHORT-TERM ISSUE CREDIT
RATINGS:

A-1--An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2--An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3--An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

C--A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

R--An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D--An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR--An issuer designated "N.R." is not rated.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S DUAL RATINGS:

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

DESCRIPTION OF FITCH RATINGS INTERNATIONAL LONG-TERM CREDIT RATINGS:

International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

INVESTMENT GRADE

AAA--Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB--Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


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

B--Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D--Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%--100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%--90% and "D" the lowest recovery potential, i.e., below 50%.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

DESCRIPTION OF FITCH RATINGS INTERNATIONAL SHORT-TERM CREDIT RATINGS:

International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1--Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2--Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3--Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B--Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favourable business and economic environment.

D--Default. Denotes actual or imminent payment default.

"+" may be appended to an 'F1' rating class to denote relative status within the category.

'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                   APPENDIX D
                      PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of each Fund have delegated the authority to develop policies and procedures relating to proxy voting to Salomon Brothers Asset Management Inc (the "Investment Manager"). The Investment Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Investment Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that it votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Investment Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the Investment Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Investment Manager's goal to vote proxies in the best interest of clients, the Investment Manager follows procedures designed to identify and address material conflicts that may arise between the Investment Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Investment Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Manager in voting proxies. The Investment Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Investment Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy, the Investment Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Investment Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Investment Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Manager's decision-making in voting proxies.

If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.


                                      D-2




                            STATEMENT OF DIFFERENCES
                            ------------------------

Characters normally expressed as superscript shall be preceded by...... 'pp'
Characters normally expressed as subscript shall be preceded by........ [u]
The dagger symbol shall be expressed as................................ 'D'
The double dagger symbol shall be expressed as......................... 'DD'